As filed with the Securities and Exchange Commission on November 22, 1999

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  ____________

                                    Form N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933 ( X )

                      Post-Effective Amendment No. 58( X )

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940 ( X )

                              Amendment No. 60( X )

                        (Check appropriate box or boxes)
                                   __________

                               GOLDMAN SACHS TRUST
               (Exact name of registrant as specified in charter)

                                4900 Sears Tower
                          Chicago, Illinois 60606-6303
                    (Address of principal executive offices)

                         Registrant's Telephone Number,
                        including Area Code 312-993-4400
                                  ____________

Michael J. Richman, Esq.                          Copies to:
Goldman, Sachs & Co.                              Jeffrey A. Dalke, Esq.
85 Broad Street - 12th Floor                      Drinker Biddle & Reath LLP
New York, New York 10004                          One Logan Square
                                                  18th and Cherry Streets
(Name and address of agent for service)           Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

( )  Immediately upon filing pursuant to paragraph (b)
(X)  On November 30, 1999 pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On (date) pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
( )  On (date) pursuant to paragraph (a)(2) of rule 485.

  GOLDMAN SACHS DOMESTIC EQUITY FUNDS

  Prospectus

Class A, B
and C Shares

November 30, 1999

 .Goldman Sachs
 Balanced Fund

 .Goldman Sachs
 Growth and
 Income Fund

 .Goldman Sachs
 CORE SM Large
 Cap Value Fund

 .Goldman Sachs
 CORE SM U.S.
 Equity Fund

 .Goldman Sachs
 CORE SM Large
 Cap Growth
 Fund

 .Goldman Sachs
 CORE SM Small
 Cap Equity
 Fund

 .Goldman Sachs
 Capital Growth
 Fund

 .Goldman Sachs
 Strategic
 Growth Fund

 .Goldman Sachs
 Growth
 Opportunities
 Fund

 .Goldman Sachs
 Mid Cap Value
 Fund (formerly
 "Mid Cap
 Equity")

 .Goldman Sachs
 Small Cap
 Value Fund

 .Goldman Sachs
 Large Cap
 Value Fund

[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.


     [ART]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy:
 Through intensive, hands-on research our portfolio team seeks to identify:

 1. Attractive valuation opportunities where:
 .The intrinsic value of the business is not reflected in the stock price .The stock price is overdiscounted due to a temporary event

 2. Well-positioned businesses that have:
 .Attractive returns on capital
 .Sustainable earnings and cash flow
 .Strong company management focused on long-term returns to shareholders

 Business quality, conservative valuation, and thoughtful portfolio construc-tion are the key elements of our value approach.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy:
 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

 .Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: stock selection and portfolio construction.

 I. CORE Stock Selection
 The CORE Funds use the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)
 .Research (fundamental research ratings of Goldman Sachs and other analysts)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

 II. CORE Portfolio Construction
 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies
 Goldman Sachs
 Balanced Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital and current income

       Benchmarks:  S&P 500 Index and Lehman Brothers Aggregate Bond Index

 Investment Focus:  Large capitalization U.S. stocks and fixed-income securi-
                    ties

 Investment Style:  Asset Allocation, with growth and value (blend) equity components


 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primar-ily to provide current income (including interests in real estate investment trusts ("REITs"), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

 Fixed Income Securities. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. equity securities with an
                      emphasis on undervalued stocks

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund's investment objective.

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large-cap
                      U.S. issuers selling at low to modest valuations

  Investment Style:   Quantitative, applied to large-cap value stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large-cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities

  Investment Style:   Quantitative, applied to large-cap
                      growth and value (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Quantitative, applied to large-cap growth stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

  Investment Style:   Quantitative, applied to small-cap
                      growth and value (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that offer long-term
                      capital appreciation potential

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that are considered to
                      be strategically positioned for consistent long-term growth

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P Midcap 400 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid-capitalization companies

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Russell Midcap Value Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the capitalization of an issuer decreases below $300 million or increases above $15 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest pri-marily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Value Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities, such as govern-ment, corporate and bank debt obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Large capitalization U.S. equity securities that are
                      believed to be undervalued

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrin-sic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities quoted in foreign currencies.

 Other. The Fund may invest up to 10% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semi-annual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)


 . No specific percentage
  limitation on
  usage;limited only by
  the objectives and
  strategies of the Fund

                                               Growth      CORE       CORE
                                    Balanced and Income Large Cap  U.S. Equity
                                      Fund      Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Practices
Borrowings                           33 1/3    33 1/3     33 1/3     33 1/3
Credit, currency, index, interest
 rate and mortgage swaps*              15        --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps*                          15        15         15         15
Foreign Currency Transactions**        ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Investment Company Securities
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)                  10        10         10         10
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          .           .
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
Warrants and Stock Purchase Rights     .         .          .           .
When-Issued Securities and Forward
 Commitments                           .         .          .           .
------------------------------------------------------------------------------

--Not permitted

  * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

 ** Limited by the amount the Fund invests in foreign securities.
  1 The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  2 The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
  3 The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.

  4 The Funds may purchase and sell call and put options.

  5 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





     CORE          CORE     Capital Strategic    Growth     Mid Cap Small Cap Large Cap
   Large Cap     Small Cap  Growth   Growth   Opportunities  Value    Value     Value
  Growth Fund   Equity Fund  Fund     Fund        Fund       Fund     Fund      Fund
---------------------------------------------------------------------------------------
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3    33 1/3
      --            --        --       --          --         --       --        --
      --            --        --       --          --         --       --        --
       .             .         .        .           .          .        .         .
      15            15        15       15          15         15       15        15
       .             .         .        .           .          .        .         .
       ./2/          ./2/      .        .           .          .        .         .
      --            --        --       --          --         --       --        --
      10            10        10       10          10         10       10        10
      --            --        --       --          --         --       --        --
      --            --        --       --          --         --       --        --
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
      --            --        --       --          --         --       --        --
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3    33 1/3
      --            --        25       25          25         25       25        25
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
---------------------------------------------------------------------------------------

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No specific percentage
  limitation on usage;
  limited only by the
  objectives andstrategies
  of the Fund


                                             Growth       CORE        CORE
                               Balanced    and Income  Large Cap   U.S. Equity
                                 Fund         Fund     Value Fund     Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts              .            .           ./6/         ./6/
Asset-Backed and Mortgage-
 Backed Securities/7/             .            .           --          --
Bank Obligations/7/               .            .           .            .
Convertible Securities/8/         .            .           .            .
Corporate Debt Obligations/7/     .            .           . /9/        . /9/
Equity Securities               45-65          65+         90+          90+
Emerging Country Securities       10/10/       25/10/      --          --
Fixed Income Securities/11/     35-45/17/      35         10 /9/       10 /9/
Foreign Securities                10/10/       25/10/      . /13/       . /13/
Foreign Government
 Securities/7/                    .            --          --          --
Municipal Securities              .            --          --          --
Non-Investment Grade Fixed
 Income Securities                10/14/       10/15/      --          --
Real Estate Investment Trusts     .            .           .            .
Stripped Mortgage Backed
 Securities/7/                    .            --          --          --
Structured Securities*            .            .           .            .
Temporary Investments            100          100          35           35
U.S. Government Securities/7/     .            .           .            .
Yield Curve Options and
 Inverse Floating Rate
 Securities                       .            --          --          --
------------------------------------------------------------------------------

--Not permitted

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 6 The CORE Funds may not invest in European Depository Receipts.

 7 Limited by the amount the Fund invests in fixed-income securities.

 8 Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor's Service, Inc. ("Moody's"). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.

 9 Cash equivalents only.

10 The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth
   Opportunities, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.

11 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).

12 The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment; and (2) fixed-income securities.

13 Equity securities of foreign issuers must be traded in the United States.

14 Must be at least BB or B by Standard & Poor's or Ba or B by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     Capital   Strategic     Growth     Mid Cap   Small Cap  Large Cap
 Large Cap    Small Cap  Growth     Growth    Opportunities  Value      Value      Value
Growth Fund  Equity Fund  Fund       Fund         Fund       Fund       Fund       Fund
------------------------------------------------------------------------------------------
     . /6/        . /6/     .          .            .          .          .          .
     --          --         .          .            .          .          .          .
     .            .         .          .            .          .          .          .
     .            .         .          .            .          .          .          .
     . /9/        . /9/     .          .            .          .          .          .
     90+         90+       90+        90+          90+        65+        65+        90+
     --          --        10/10/     10/10/       10/10/     25/10/     25/10/     --
    10 /9/       10 /9/     .          .            .         35         35/12/     10
     . /13/       . /13/   10/10/     10/10/       10/10/     25/10/     25/10/     25
     --          --        --         --           --         --         --         --
     --          --        --         --           --         --         --         --
     --          --        10/15/     10/15/       10/15/     10/16/     35/15/     10/15/
     .            .         .          .            .          .          .          .
     --          --        --         --           --         --         --         --
     .            .         .          .            .          .          .          .
     35          35        100        100          100        100        100        100
     .            .         .          .            .          .          .          .
     --          --        --         --           --         --         --         --
------------------------------------------------------------------------------------------

15 Limited by the amount the Fund invests in fixed-income securities. May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

16 Must be B or higher by Standard & Poor's or B or higher by Moody's.

17 The Balanced Fund invests at least 25% of its total assets in fixed-income senior securities; the remainder is invested in other fixed-income securi-ties and cash.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




                                              CORE                  CORE       CORE
                                   Growth     Large      CORE      Large      Small
                                    and        Cap       U.S.       Cap        Cap
 .Applicable           Balanced     Income     Value     Equity     Growth     Equity
--Not applicable        Fund        Fund      Fund       Fund       Fund       Fund
------------------------------------------------------------------------------------
Credit/Default           .           .          .         .          .          .
Foreign                  .           .          .         .          .          .
Emerging Countries       .           .          .         .          .          .
Small Cap/REIT           --          --        --         --         --         .
Stock                    .           .          .         .          .          .
Derivatives              .           .          .         .          .          .
Interest Rate            .           .          .         .          .          .
Management               .           .          .         .          .          .
Market                   .           .          .         .          .          .
Liquidity                .           .          .         .          .          .
Other                    .           .          .         .          .          .
------------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS






                                                           Mid            Small           Large
 Capital      Strategic              Growth                Cap             Cap             Cap
 Growth        Growth             Opportunities           Value           Value           Value
  Fund          Fund                  Fund                Fund            Fund            Fund
-----------------------------------------------------------------------------------------------
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   --            --                    --                   .               .              --
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
-----------------------------------------------------------------------------------------------

All Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year; and (b) how the average annual returns of a Fund's Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and dis-tributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The Large Cap Value Fund com-menced operations as of the date of this Prospectus. The CORE Large Cap Val-ue, Strategic Growth and Growth Opportunities Funds commenced operations on December 31, 1998, May 24, 1999 and May 24, 1999, respectively. Since these Funds have less than one calendar year's performance, no performance infor-mation is provided in this section.

Balanced Fund

                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was 0.64%.

 Best Quarter
 Q2 '97  +9.92%

 Worst Quarter
 Q3 '98  -8.71%

                            [BAR GRAPH APPEARS HERE]
                           1995              28.09%
                           1996              17.68%
                           1997              19.63%
                           1998               3.59%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year  Since Inception
 -----------------------------------------------------------------
  Class A (Inception 10/12/94)
  Including Sales Charges                  (2.10)%     14.13%
  S&P 500 Index*                            28.57%     28.45%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.52%
 -----------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                           (2.32)%     11.77%
  S&P 500 Index*                            28.57%     28.94%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.18%
 -----------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                             1.77%      3.18%
  S&P 500 Index*                            28.57%     24.80%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.67%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was -
 2.26%.

 Best Quarter
 Q2 '97  +15.18%

 Worst Quarter
 Q3 '98  -16.97%
                            [BAR GRAPH APPEARS HERE]
                             1994           5.91%
                             1995          33.49%
                             1996          25.98%
                             1997          27.89%
                             1998          -5.44%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998             1 Year  5 Years Since Inception
 --------------------------------------------------------------
  Class A (Inception 2/5/93)
  Including Sales Charges      (10.65)% 15.27%       14.24%
  S&P 500 Index*                 28.57% 24.05%       21.42%
 --------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC               (10.74)%    N/A       12.33%
  S&P 500 Index*                 28.57%    N/A       28.94%
 --------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                (7.11)%    N/A      (4.64)%
  S&P 500 Index*                 28.57%    N/A       24.80%
 --------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE U.S. Equity Fund

                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was 6.41%.

 Best Quarter
 Q4 '98  +21.44%

 Worst Quarter
 Q3 '98  -14.69%
                            [BAR GRAPH APPEARS HERE]
                            1992             -0.04%
                            1993             12.76%
                            1994              1.30%
                            1995             35.24%
                            1996             21.31%
                            1997             31.80%
                            1998             21.25%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998            1 Year 5 Years Since Inception
 ------------------------------------------------------------
  Class A (Inception 5/24/91)
  Including Sales Charges      14.58% 20.21%      16.07%
  S&P 500 Index*               28.57% 24.05%      19.72%
 ------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC               15.44%    N/A      22.91%
  S&P 500 Index*               28.57%    N/A      28.94%
 ------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC               19.52%    N/A      18.16%
  S&P 500 Index*               28.57%    N/A      24.80%
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was 9.20%.

 Best Quarter
 Q4 '98  +25.47%

 Worst Quarter
 Q3 '98  -13.95%
                            [BAR GRAPH APPEARS HERE]
                            1998             30.39%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998            1 Year Since Inception
 ----------------------------------------------------
  Class A (Inception 5/1/97)
  Including Sales Charges      23.26%     27.34%
  Russell 1000 Growth Index*   38.72%     36.81%
 ----------------------------------------------------
  Class B (Inception 5/1/97)
  Including CDSC               24.39%     28.74%
  Russell 1000 Growth Index*   38.72%     36.81%
 ----------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC               28.39%     22.80%
  Russell 1000 Growth Index*   38.72%     29.91%
 ----------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Small Cap Equity Fund
                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was 1.19%.

 Best Quarter
 Q4 '98  +14.49%

 Worst Quarter
 Q3 '98  -24.34%
                            [BAR GRAPH APPEARS HERE]
                             1998           -5.96%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998             1 Year  Since Inception
 ------------------------------------------------------
  Class A (Inception 8/15/97)
  Including Sales Charges      (11.17)%     (2.93)%
  Russell 2000 Index*           (2.55)%       2.84%
 ------------------------------------------------------
  Class B (Inception 8/15/97)
  Including CDSC               (11.29)%     (2.53)%
  Russell 2000 Index*           (2.55)%       2.84%
 ------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                (7.47)%       0.47%
  Russell 2000 Index*           (2.55)%       2.84%
 ------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was 5.56%.

 Best Quarter
 Q4 '98  +24.31%

 Worst Quarter
 Q3 '98  -11.44%
                            [BAR GRAPH APPEARS HERE]
                           1991              31.92%
                           1992              23.35%
                           1993              14.17%
                           1994              -1.10%
                           1995              25.75%
                           1996              21.32%
                           1997              35.31%
                           1998              33.88%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998            1 Year 5 Years Since Inception
 ------------------------------------------------------------
  Class A (Inception 4/20/90)
  Including Sales Charges      26.53% 20.89%      18.99%
  S&P 500 Index*               28.57% 24.05%      19.14%
 ------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC               27.79%    N/A      28.66%
  S&P 500 Index*               28.57%    N/A      28.94%
 ------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC               31.95%    N/A      28.67%
  S&P 500 Index*               28.57%    N/A      24.80%
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Mid Cap Value Fund

                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was -
 1.88%.

 Best Quarter
 Q1 '98  +11.64%

 Worst Quarter
 Q3 '98  -20.87%

                            [BAR GRAPH APPEARS HERE]
                            1998            -5.86%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998             1 Year  Since Inception
 ------------------------------------------------------
  Class A (Inception 8/15/97)
  Including Sales Charges      (11.04)%     (6.85)%
  Russell Midcap Value Index*     5.10%      11.33%
  Russell Midcap Index**         10.09%      12.52%
 ------------------------------------------------------
  Class B (Inception 8/15/97)
  Including CDSC               (11.18)%     (6.34)%
  Russell Midcap Value Index*     5.10%      11.33%
  Russell Midcap Index**         10.09%      12.52%
 ------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                (7.36)%     (3.43)%
  Russell Midcap Value Index*     5.10%      11.33%
  Russell Midcap Index**         10.09%      12.52%
 ------------------------------------------------------

  *The Russell Midcap Value Index, an unmanaged index of common stock prices, is replacing the Russell Midcap Index as the Mid Cap Value Fund's perfor-mance benchmark. The Russell Midcap Value Index includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Index figures do not reflect any fees or expenses.
 **The Russell Midcap Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the 9-month
 period ended
 September 30,
 1999 was -
 0.05%.

 Best Quarter
 Q2 '96  +15.57%

 Worst Quarter
 Q3 '98  -32.23%
                            [BAR GRAPH APPEARS HERE]

                            1993            31.16%
                            1994           -14.82%
                            1995             8.62%
                            1996            21.77%
                            1997            30.18%
                            1998           -16.87%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year  5 Years Since Inception
 ---------------------------------------------------------------
  Class A (Inception 10/22/92)
  Including Sales Charges       (21.44)%  2.89%        9.32%
  Russell 2000 Value Index*      (6.44)% 13.12%       16.64%
  Russell 2000 Index**           (2.55)% 11.89%       14.91%
 ---------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                (21.64)%    N/A        2.67%
  Russell 2000 Value Index*      (6.44)%    N/A       13.29%
  Russell 2000 Index**           (2.55)%    N/A        8.86%
 ---------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                (18.26)%    N/A      (8.46)%
  Russell 2000 Value Index*      (6.44)%    N/A        2.50%
  Russell 2000 Index**           (2.55)%    N/A        2.84%
 ---------------------------------------------------------------

  *The Russell 2000 Value Index, an unmanaged index of common stock prices, is replacing the Russell 2000 Index as the Small Cap Value Fund's perfor-mance benchmark. The Russell 2000 Value Index includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Index figures do not reflect any fees or expenses.
 **The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                        Balanced Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     0.65%   0.65%   0.65%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.42%   0.42%   0.42%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.32%   2.07%   2.07%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be termi-nated at any time at the option of the Investment
    Adviser. If this occurs, "Other Expenses" and "Total
    Fund Operating Expenses" may increase without share-holder approval.

                                                             Balanced Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        0.65%   0.65%   0.65%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.20%   0.20%   0.20%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.10%   1.85%   1.85%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                   Growth and Income Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     0.70%   0.70%   0.70%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.25%   0.25%   0.25%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.20%   1.95%   1.95%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Growth and Income Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        0.70%   0.70%   0.70%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.24%   0.24%   0.24%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.19%   1.94%   1.94%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    CORE Large Cap Value
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     0.60%   0.60%   0.60%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.36%   0.36%   0.36%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.21%   1.96%   1.96%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE Large Cap Value
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        0.60%   0.60%   0.60%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.04%   1.79%   1.79%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




                                                    CORE U.S. Equity Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees7                                    0.75%   0.75%   0.75%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.24%   0.24%   0.24%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.24%   1.99%   1.99%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE U.S. Equity Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.70%   0.70%   0.70%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.14%   1.89%   1.89%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                    CORE Large Cap Growth
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees7                                    0.75%   0.75%   0.75%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.26%   0.26%   0.26%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.26%   2.01%   2.01%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE Large Cap Growth
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.60%   0.60%   0.60%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.04%   1.79%   1.79%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

                                                    CORE Small Cap Equity
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     0.85%   0.85%   0.85%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.57%   0.57%   0.57%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.67%   2.42%   2.42%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE Small Cap Equity
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        0.85%   0.85%   0.85%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.23%   0.23%   0.23%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.33%   2.08%   2.08%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                     Capital Growth Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.22%   0.22%   0.22%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.47%   2.22%   2.22%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          Capital Growth Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




                                                    Strategic Growth Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     2.56%   2.56%   2.56%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      3.81%   4.56%   4.56%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         Strategic Growth Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    Growth Opportunities
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     2.85%   2.85%   2.85%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      4.10%   4.85%   4.85%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         Growth Opportunities
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                     Mid Cap Value Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     0.75%   0.75%   0.75%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.37%   0.37%   0.37%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.37%   2.12%   2.12%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          Mid Cap Value Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        0.75%   0.75%   0.75%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.29%   2.04%   2.04%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    Small Cap Value Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.36%   0.36%   0.36%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.61%   2.36%   2.36%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         Small Cap Value Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.25%   0.25%   0.25%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.50%   2.25%   2.25%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




                                                    Large Cap Value Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     0.75%   0.75%   0.75%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     1.16%   1.16%   1.16%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.16%   2.91%   2.91%
--------------------------------------------------------------------------

See page 46 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         Large Cap Value Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        0.75%   0.75%   0.75%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.25%   0.25%   0.25%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.25%   2.00%   2.00%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

 /1/The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an invest-ment of $1 million or more.
 /2/The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
 /3/A CDSC is imposed upon Class B Shares redeemed within six years of pur-chase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
 /4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
 /5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Insti-tutional Liquid Assets Portfolios (the "ILA Portfolios") and free auto-matic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.

 /6/The Fund's operating expenses for the current fiscal year have been annualized for the seven-month period (February 1, 1999 through August 31, 1999). The operating expenses for the Strategic Growth, Growth Opportuni-ties and Large Cap Value Funds are estimated for the current year.
 /7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively, of such Funds' average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.60%, respectively, of such Fund's average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
 /8/"Other Expenses" include transfer agency fees equal to 0.19% of the aver-age daily net assets of each Fund's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding manage-ment fees, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's aver-age daily net assets:

                      Other
  Fund              Expenses
 ---------------------------
  Balanced            0.01%
  Growth and
    Income            0.05%
  CORE Large Cap
    Value             0.00%
  CORE U.S. Equity    0.00%
  CORE Large Cap
    Growth            0.00%
  CORE Small Cap
    Equity            0.04%
  Capital Growth      0.00%
  Strategic Growth    0.00%
  Growth
    Opportunities     0.00%
  Mid Cap Value       0.10%
  Small Cap Value     0.06%
  Large Cap Value     0.06%

                                                          FUND FEES AND EXPENSES

Example
The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Balanced
Class A Shares             $677   $945   $1,234   $2,053
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $710   $949   $1,314   $2,208
 - Assuming no redemption  $210   $649   $1,114   $2,208
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $310   $649   $1,114   $2,400
 - Assuming no redemption  $210   $649   $1,114   $2,400
---------------------------------------------------------
Growth and Income
Class A Shares             $666   $910   $1,173   $1,925
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $698   $912   $1,252   $2,080
 - Assuming no redemption  $198   $612   $1,052   $2,080
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $298   $612   $1,052   $2,275
 - Assuming no redemption  $198   $612   $1,052   $2,275
---------------------------------------------------------
CORE Large Cap Value
Class A Shares             $667   $913    1,178    1,935
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $699   $915    1,257    2,091
 - Assuming no redemption  $199   $615    1,057    2,091
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $299   $615    1,057    2,285
 - Assuming no redemption  $199   $615    1,057    2,285
---------------------------------------------------------

Fund Fees and Expenses continued


Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
CORE U.S. Equity
Class A Shares             $669  $  922  $1,194   $1,967
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $702  $  924  $1,273   $2,123
 - Assuming no redemption  $202  $  624  $1,073   $2,123
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $302  $  624  $1,073   $2,317
 - Assuming no redemption  $202  $  624  $1,073   $2,317
---------------------------------------------------------
CORE Large Cap Growth
Class A Shares             $671  $  928  $1,204   $1,989
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $704  $  930  $1,283   $2,144
 - Assuming no redemption  $204  $  630  $1,083   $2,144
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $304  $  630  $1,083   $2,338
 - Assuming no redemption  $204  $  630  $1,083   $2,338
---------------------------------------------------------
CORE Small Cap Equity
Class A Shares             $710  $1,048  $1,407   $2,417
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $745  $1,055  $1,491   $2,571
 - Assuming no redemption  $245  $  755  $1,291   $2,571
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $345  $  755  $1,291   $2,756
 - Assuming no redemption  $245  $  755  $1,291   $2,756
---------------------------------------------------------
Capital Growth
Class A Shares             $691  $  989  $1,309   $2,211
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $725  $  994  $1,390   $2,365
 - Assuming no redemption  $225  $  694  $1,190   $2,365
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $325  $  694  $1,190   $2,554
 - Assuming no redemption  $225  $  694  $1,190   $2,554
---------------------------------------------------------
Strategic Growth
Class A Shares             $912  $1,650     N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $957  $1,677     N/A      N/A
 - Assuming no redemption  $457  $1,377     N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $557  $1,377     N/A      N/A
 - Assuming no redemption  $457  $1,377     N/A      N/A
---------------------------------------------------------

                                                          FUND FEES AND EXPENSES



Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Growth Opportunities
Class A Shares             $930  $1,725  N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $985  $1,758  N/A      N/A
 - Assuming no redemption  $485  $1,458  N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $585  $1,458  N/A      N/A
 - Assuming no redemption  $485  $1,458  N/A      N/A
---------------------------------------------------------
Mid Cap Value
Class A Shares             $682  $  960  $1,259   $2,106
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $715  $  964  $1,339   $2,261
 - Assuming no redemption  $215  $  664  $1,139   $2,261
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $315  $  664  $1,139   $2,452
 - Assuming no redemption  $215  $  664  $1,139   $2,452
---------------------------------------------------------
Small Cap Value
Class A Shares             $705  $1,030  $1,378   $2,356
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $739  $1,036  $1,460   $2,510
 - Assuming no redemption  $239  $  736  $1,260   $2,510
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $339  $  736  $1,260   $2,696
 - Assuming no redemption  $239  $  736  $1,260   $2,696
---------------------------------------------------------
Large Cap Value
Class A Shares             $757  $1,189     N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $794  $1,201     N/A      N/A
 - Assuming no redemption  $294  $  901     N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $394  $  901     N/A      N/A
 - Assuming no redemption  $294  $  901     N/A      N/A
---------------------------------------------------------

Fund Fees and Expenses continued

 The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

 Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What Should I Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Fund
 ---------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
  32 Old Slip                                    Growth and Income
  New York, New York 10005                       CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Large Cap Value
 ---------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  32 Old Slip                                    Capital Growth
  New York, New York 10005
 ---------------------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM and GSFM. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Del-aware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offer-ing. As of September 30, 1999, GSAM and GSFM, along with other units of IMD, have assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                            Actual Rate
                                          For the Fiscal
                                           Period  Ended
                         Contractual Rate August  31, 1999
 ---------------------------------------------------------
  GSAM:
 ---------------------------------------------------------
  Balanced                     0.65%            0.65%
 ---------------------------------------------------------
  Growth and Income            0.70%            0.70%
 ---------------------------------------------------------
  CORE Large Cap Value         0.60%            0.60%
 ---------------------------------------------------------
  CORE Large Cap Growth        0.75%            0.60%
 ---------------------------------------------------------
  CORE Small Cap Equity        0.85%            0.85%
 ---------------------------------------------------------
  Strategic Growth             1.00%            1.00%
 ---------------------------------------------------------
  Growth Opportunities         1.00%            1.00%
 ---------------------------------------------------------
  Mid Cap Value                0.75%            0.75%
 ---------------------------------------------------------
  Small Cap Value              1.00%            1.00%
 ---------------------------------------------------------
  Large Cap Value              0.75%            N/A
 ---------------------------------------------------------
  GSFM:
 ---------------------------------------------------------
  CORE U.S. Equity             0.75%            0.70%
 ---------------------------------------------------------
  Capital Growth               1.00%            1.00%
 ---------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

                                                               SERVICE PROVIDERS


 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

--------------------------------------------------------------------------------
Value Team

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
-------------------------------------------------------------------------------
 Eileen A.        Portfolio           Since    Ms. Aptman joined the Investment
 Aptman           Manager--           1996     Adviser as a research analyst in
 Vice President   Mid Cap Value       1997     1993. She became a portfolio
                  Small Cap Value              manager in 1996.
-------------------------------------------------------------------------------
 Matthew B.       Portfolio           Since    Mr. McLennan joined the
 McLennan         Manager--           1996     Investment Adviser as a research
 Vice President   Small Cap Value     1998     analyst in 1995 and became a
                  Mid Cap Value                portfolio manager in 1996. From
                                               1994 to 1995, he worked in the
                                               Investment Banking Division of
                                               Goldman Sachs in Australia. From
                                               1991 to 1994, Mr. McLennan
                                               worked at Queensland Investment
                                               Corporation in Australia.
-------------------------------------------------------------------------------
 Eileen Rominger  Senior Portfolio    Since    Ms. Rominger joined the
 Managing         Manager-- Growth    1999     Investment Adviser as a senior
 Director         and Income          1999     portfolio manager in 1999. From
                  Mid Cap Value       1999     1981 to 1999, she worked at
                  Small Cap Value     1999     Oppenheimer Capital, most
                  Large Cap Value     1999     recently as a senior portfolio
                  Balanced                     manager.
                  (Equity)
-------------------------------------------------------------------------------

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
---------------------------------------------------------------------------
 Karma Wilson     Portfolio           Since    Ms. Wilson joined the
 Vice President   Manager--           1998     Investment Adviser as a
                  Balanced            1998     portfolio manager in 1994.
                  (Equity)            1998     Prior to 1994, she was an
                  Growth and          1999     investment analyst with
                  Income                       Bankers Trust Australia Ltd.
                  Mid Cap Value
                  Large Cap Value
---------------------------------------------------------------------------

 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department

 .More than $23 billion in equities currently under management

--------------------------------------------------------------------------------
Quantitative Equity Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 Melissa Brown         Senior Portfolio Manager--    Since      Ms. Brown joined the
 Vice President        CORE Large Cap Value          1998       Investment Adviser as a
                       CORE U.S. Equity              1998       portfolio manager in
                       CORE Large Cap Growth         1998       1998. From
                       CORE Small Cap Equity         1998       1984 to 1998, she was
                                                                the
                                                                director of Quantitative
                                                                Equity Research and
                                                                served on the Investment
                                                                Policy Committee at
                                                                Prudential Securities.
------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--    Since      Mr. Clark joined the
 Managing              CORE U.S. Equity              1996       Investment Adviser as a
 Director              CORE Large Cap Growth         1997       portfolio manager in the
                       CORE Small Cap Equity         1997       quantitative equity
                       CORE Large Cap Value          1998       management team in 1992.
------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--    Since      Mr. Jones joined the
 Managing              CORE U.S. Equity              1991       Investment Adviser as a
 Director              CORE Large Cap Growth         1997       portfolio manager in
                       CORE Small Cap Equity         1997       1989.
                       CORE Large Cap Value          1998
------------------------------------------------------------------------------------------
 Victor H.             Senior Portfolio Manager--    Since      Mr. Pinter joined the
 Pinter                CORE U.S. Equity              1996       Investment Adviser as a
 Vice President        CORE Large Cap Growth         1997       research analyst in
                       CORE Small Cap Equity         1997       1990. He became a
                       CORE Large Cap Value          1998       portfolio manager in
                                                                1992.
------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 Growth Equity Investment Team
 .18 year consistent investment style applied through diverse and complete market cycles
 .More than $12 billion in equities currently under management
 .More than 250 client account relationships
 .A portfolio management and analytical team with more than 150 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 George D. Adler       Senior Portfolio Manager--    Since      Mr. Adler joined the
 Vice President        Balanced (Equity)             1997       Investment Adviser as a
                       Capital Growth                1997       portfolio manager in
                       Strategic Growth              1999       1997. From 1990 to 1997,
                       Growth Opportunities          1999       he was a portfolio
                                                                manager at Liberty
                                                                Investment Management,
                                                                Inc. ("Liberty").
------------------------------------------------------------------------------------------
 Steve Barry           Senior Portfolio Manager--    Since      Mr. Barry joined the
 Vice President        Growth Opportunities          1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1999. From 1988 to 1999,
                                                                he was a portfolio
                                                                manager at Alliance
                                                                Capital Management.
------------------------------------------------------------------------------------------
 Robert G.             Senior Portfolio Manager--    Since      Mr. Collins joined the
 Collins               Capital Growth                1997       Investment Adviser as
 Vice President        Balanced (Equity)             1998       portfolio manager and
                       Strategic Growth              1999       Co-Chair of the Growth
                       Growth Opportunities          1999       Equity Investment
                                                                Committee in 1997. From
                                                                1991 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty. His past
                                                                experience includes work
                                                                as a special situations
                                                                analyst with
                                                                Raymond James &
                                                                Associates for
                                                                five years.
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Capital Growth                1997       Investment Adviser as a
 Managing              Balanced (Equity)             1998       senior portfolio manager
 Director              Strategic Growth              1999       and Chief Investment
                       Growth Opportunities          1999       Officer of the Growth
                                                                Equity team in 1997.
                                                                From 1994 to 1997, he
                                                                was the Chief Investment
                                                                Officer and Chairman of
                                                                Liberty. He was a
                                                                portfolio manager and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 Gregory H.            Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Ekizian               Capital Growth                1997       Investment Adviser as
 Vice President        Balanced (Equity)             1998       portfolio manager and
                       Strategic Growth              1999       Co-Chair of the Growth
                       Growth Opportunities          1999       Equity Investment
                                                                Committee in 1997. From
                                                                1990 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty and its
                                                                predecessor firm, Eagle.
------------------------------------------------------------------------------------------
 Scott Kolar           Portfolio Manager--Capital    Since      Mr. Kolar joined the
 Associate             Growth                        1999       Investment Adviser as an
                       Strategic Growth                         equity analyst in 1997
                                                                and became a portfolio
                                                                manager in 1999. From
                                                                1994 to 1997, he was an
                                                                equity analyst and
                                                                information systems
                                                                specialist at Liberty.
------------------------------------------------------------------------------------------
 David G. Shell        Senior Portfolio Manager--    Since      Mr. Shell joined the
 Vice President        Capital Growth                1997       Investment Adviser as a
                       Balanced (Equity)             1998       portfolio manager in
                       Strategic Growth              1999       1997. From 1987 to 1997,
                       Growth Opportunities          1999       he was a portfolio
                                                                manager at Liberty and
                                                                its predecessor firm,
                                                                Eagle.
------------------------------------------------------------------------------------------
 Ernest C.             Senior Portfolio Manager--    Since      Mr. Segundo joined the
 Segundo, Jr.          Capital Growth                1997       Investment Adviser as a
 Vice President        Balanced (Equity)             1998       portfolio manager in
                       Strategic Growth              1999       1997. From 1992 to 1997,
                       Growth Opportunities          1999       he was a portfolio
                                                                manager at Liberty.
------------------------------------------------------------------------------------------

 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing inter-est rate anticipation and focusing on security selection and sector alloca-tion

 .The team manages approximately $29 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------
Fixed-Income Portfolio Management Team

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
--------------------------------------------------------------------------------
 Jonathan A.       Senior Portfolio      Since    Mr. Beinner joined the
 Beinner           Manager--             1994     Investment Adviser as a
 Managing          Balanced (Fixed-               portfolio manager in 1990.
 Director and      Income)
 Co-Head U.S.
 Fixed Income
--------------------------------------------------------------------------------
 C. Richard Lucy   Senior Portfolio      Since    Mr. Lucy joined the Investment
 Managing          Manager--             1994     Adviser as a portfolio manager
 Director and      Balanced (Fixed-               in 1992.
 Co-Head U.S.      Income)
 Fixed Income
--------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group which analyzed these issues and implemented system modifications to prepare for the Year 2000 Problem.

 .The Investment Adviser has either tested with or received assurance from the Fund's other service providers to confirm that they are taking reason-able steps to avoid Year 2000 Problems, and the Investment Adviser contin-ues to monitor the situation.

 .The Investment Adviser has developed broad and comprehensive contingency plans, as well as event management plans that will help manage the Fund through the date change by allowing the Investment Adviser to closely moni-tor and respond to Year 2000-related events as they unfold around the world.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                         Investment     Capital Gains
Fund                   Income Dividends Distributions
-----------------------------------------------------
Balanced                  Quarterly       Annually
-----------------------------------------------------
Growth and Income         Quarterly       Annually
-----------------------------------------------------
CORE Large Cap Value      Quarterly       Annually
-----------------------------------------------------
CORE U.S. Equity           Annually       Annually
-----------------------------------------------------
CORE Large Cap Growth      Annually       Annually
-----------------------------------------------------
CORE Small Cap Equity      Annually       Annually
-----------------------------------------------------
Capital Growth             Annually       Annually
-----------------------------------------------------
Strategic Growth           Annually       Annually
-----------------------------------------------------
Growth Opportunities       Annually       Annually
-----------------------------------------------------
Mid Cap Value              Annually       Annually
-----------------------------------------------------
Small Cap Value            Annually       Annually
-----------------------------------------------------
Large Cap Value            Annually       Annually
-----------------------------------------------------

                                                                       DIVIDENDS


From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:

 . Goldman Sachs;
 . Authorized Dealers; or
 . Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:
 . Complete the enclosed Account Application
 . Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 219711, Kansas City, MO 64121-9711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 ------------------------------------------------------------------------
  Maximum Amount You Can Buy In The  Class A No limit
   Aggregate Across Funds
                         ------------------------------------------------
                                     Class B $250,000
                         ------------------------------------------------
                                     Class C $1,000,000
 ------------------------------------------------------------------------
  Initial Sales Charge               Class A Applies to purchases of less
                                             than $1 million--varies by
                                             size of investment with a
                                             maximum of 5.5%
                         ------------------------------------------------
                                     Class B None
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------
  CDSC                               Class A 1.00% on certain investments
                                             of $1 million or more if you
                                             sell within 18 months
                         ------------------------------------------------
                                     Class B 6 year declining CDSC with a
                                             maximum of 5%
                         ------------------------------------------------
                                     Class C 1% if shares are redeemed
                                             within 12 months of purchase
 ------------------------------------------------------------------------
  Conversion Feature                 Class A None
                         ------------------------------------------------
                                     Class B Class B Shares convert to
                                             Class A Shares after 8 years
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
 . Reject or restrict any purchase or exchange order by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of

                                                               SHAREHOLDER GUIDE

  frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 . Modify or waive the minimum investment amounts.
 . Modify the manner in which shares are offered.
 . Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = ________________________________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 . NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund opera-tions and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-sponsored benefit plans investing in the Funds which sat-isfy the criteria set forth below in "When Are Class A Shares Not Sub-ject To A Sales Load?" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 . Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
 . Qualified retirement plans of Goldman Sachs;
 . Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 . Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 . Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 . Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
 . Pension and profit sharing plans, pension funds and other company-spon-
   sored benefit plans that:
  . Buy shares of Goldman Sachs Funds worth $500,000 or more; or . Have 100 or more eligible employees at the time of purchase; or . Certify that they expect to have annual plan purchases of shares of
    Goldman Sachs Funds of $200,000 or more; or . Are provided administrative services by certain third-party administra-
    tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
  . Have at the time of purchase aggregate assets of at least $2,000,000;

 . "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 . Registered investment advisers investing for accounts for which they receive asset-based fees;
 . Accounts over which GSAM or its advisory affiliates have investment dis-
   cretion; or
 . Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 . Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
 . Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commit-ment to invest in the aggregate $50,000 or more (not counting reinvest-ments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

                                                               SHAREHOLDER GUIDE


 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
  Year Since Purchase     Subject to CDSC
 ----------------------------------------
  First                         5%
  Second                        4%
  Third                         3%
  Fourth                        3%
  Fifth                         2%
  Sixth                         1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?

 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by pension and profit sharing plans, pension funds and other company-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Dis-tributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 . The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  . No CDSC is charged on shares acquired from reinvested dividends or capi-
    tal gains distributions.
  . No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  . When counting the number of months since a purchase of Class B or Class
    C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 . To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

                                                               SHAREHOLDER GUIDE


 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 . Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-spon-sored benefit plans (each a "Retirement Plan");
 . The death or disability (as defined in Section 72(m)(7) of the Internal
   Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 . Hardship withdrawals by a participant or beneficiary in a Retirement Plan; . Satisfying the minimum distribution requirements of the Code;
 . Establishing "substantially equal periodic payments" as described under
   Section 72(t)(2) of the Code;
 . The separation from service by a participant or beneficiary in a Retire-
   ment Plan;
 . The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 . Excess contributions distributed from a Retirement Plan;
 . Distributions from a qualified Retirement Plan invested in the Goldman
   Sachs Funds which are being rolled over to a Goldman Sachs IRA; or . Redemption proceeds which are to be reinvested in accounts or non-regis-
   tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 . Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 . Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 . Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 --------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
 --------------------------------------------------------------------
  By Telephone:     If you have not declined the telephone redemption
                    privilege on your Account Application:
                   .1-800-526-7384
                    (8:00 a.m. to 4:00 p.m. New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 --------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 . You are requesting in writing to redeem shares in an amount over $50,000; . You would like the redemption proceeds sent to an address that is not your address of record; or
 . You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's registered representa-tive where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guar-antee, indicating another address or account) and exchanges of shares nor-mally will be made only to an identically registered account.
 . Telephone redemptions will not be accepted during the 30-day period fol-
   lowing any change in your address of record.
 . The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tel-ephone redemptions on your behalf.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

                                                               SHAREHOLDER GUIDE

 . To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.

 . Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 . Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interests of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
 . Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
 . Class C Shares--Class C Shares of the same Fund or any other Goldman Sachs
   Fund

 . You should obtain and read the applicable prospectuses before investing in any other Funds.
 . If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
 . The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-shel-tered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
 . You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund names and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
                   or for overnight delivery -
                   Goldman Sachs Funds
                   c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone exchange
                   privilege on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . Six free exchanges are allowed in each 12 month period.
 . A $12.50 fee may be charged for each subsequent exchange.
 . There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
 . The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 . When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
 . Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 . Exchanges are available only in states where exchanges may be legally made.
 . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs and NFDS may use reasonable procedures described under "What
   Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 . Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification num-bers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge or CDSC will be imposed.
 . You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge is imposed.
 . Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 . Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 . Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 . You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

                                                               SHAREHOLDER GUIDE

 . You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 . You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 . It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 . You must have a minimum balance of $5,000 in a Fund.
 . Checks are mailed on or about the 25th day of each month.
 . Each systematic withdrawal is a redemption and therefore a taxable trans-
   action.
 . The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?

 You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date state-ment for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a different schedule.

 You will also receive an annual shareholder report containing audited finan-cial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

 The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 . A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 . Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from their arrangements. Goldman Sachs pays the distribu-tion and service fees on a quarterly basis.

                                                               SHAREHOLDER GUIDE

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 . Compensation paid to and expenses incurred by Authorized Dealers, Goldman
   Sachs and their respective officers, employees and sales representatives; . Commissions paid to Authorized Dealers;
 . Allocable overhead;
 . Telephone and travel expenses;
 . Interest and other costs associated with the financing of such compensa-
   tion and expenses;
 . Printing of prospectuses for prospective shareholders;
 . Preparation and distribution of sales literature or advertising of any type; and
 . All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or simi-lar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the source and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

                                                                   TAXATION

 TAXES ON SALES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turn-

                                                                      APPENDIX A

 over (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a state-ment of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may

                                                                      APPENDIX A

 be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-rities of many foreign issuers are less liquid and more volatile than secu-rities of comparable domestic issuers. Efforts in foreign countries to reme-diate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Further-more, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of with-holding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                                                                      APPENDIX A


 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest-ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

                                                                      APPENDIX A


 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

                                                                      APPENDIX A


 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund

                                                                      APPENDIX A

 invests in foreign securities, currency exchange rates, or to otherwise man-age their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in inter-est rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash

                                                                      APPENDIX A

 balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to sub-stantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-
 sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments
 in unseasoned compa     -

                                                                      APPENDIX A

 nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other mortgage-backed securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often sub-

                                                                      APPENDIX A

 ject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the under-lying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Yield Curve Options. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is prof-itable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Reverse Repurchase Agreements. Certain Funds may enter into reverse repur-chase agreements. Reverse repurchase agreements involve the sale of securi-ties held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the inter-est income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities. Such securities may pay fixed, variable or float-ing rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass trans-portation, schools, streets and water and sewer works. Other public

                                                                      APPENDIX A

 purposes for which municipal securities may be issued include refunding out-standing obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Munici-pal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal secu-rities and auction rate securities.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit reme-dies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participa-tion, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request). No financial highlights are included for the Large Cap Value Fund because it had no operating history prior to the date of this prospectus.


 BALANCED FUND

                                                          Income from
                                                    investment operations/a/
                                                   -------------------------

                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period   income    gain (loss)
----------------------------------------------------------------------------
For The Seven-Month Period Ended August
 31,
1999 - Class A Shares                     $20.48     $0.32        $(0.19)
1999 - Class B Shares                      20.37      0.22         (0.18)
1999 - Class C Shares                      20.34      0.23         (0.19)
1999 - Institutional Shares                20.48      0.53         (0.35)
1999 - Service Shares                      20.47      1.22         (1.14)
----------------------------------------------------------------------------
For The Years Ended January 31,
1999 - Class A Shares                      20.29      0.58          0.20
1999 - Class B Shares                      20.20      0.41          0.21
1999 - Class C Shares                      20.17      0.41          0.21
1999 - Institutional Shares                20.29      0.64          0.20
1999 - Service Shares                      20.28      0.53          0.21
----------------------------------------------------------------------------
1998 - Class A Shares                      18.78      0.57          2.66
1998 - Class B Shares                      18.73      0.50          2.57
1998 - Class C Shares (commenced August
15, 1997)                                  21.10      0.25          0.24
1998 - Institutional Shares (commenced
August 15, 1997)                           21.18      0.26          0.32
1998 - Service Shares (commenced August
15, 1997)                                  21.18      0.22          0.32
----------------------------------------------------------------------------
1997 - Class A Shares                      17.31      0.66          2.47
1997 - Class B Shares (commenced May 1,
1996)                                      17.46      0.42          2.34
----------------------------------------------------------------------------
1996 - Class A Shares                      14.22      0.51          3.43
----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

                                                                      APPENDIX B



                                                                   Ratios assuming
                                                                  no voluntary waiver
                                                            of fees or expense limitations
                                                            ------------------------------
                                                Ratio of                             Ratio of
                     Net assets   Ratio of   net investment   Ratio of            net investment
Net asset            at end of  net expenses   income to     expenses to            income to           Portfolio
value, end   Total     period    to average   average net      average             average net          turnover
of period   returnb  (in 000s)   net assets      assets       net assets               assets             ratee
-------------------------------------------------------------------------------------------------------------------
  $20.38      0.62%d  $169,395      1.10%c        2.58%c         1.32%c                2.36%c             90.41%d
   20.26      0.20d     40,515      1.85c         1.83c          2.07c                 1.61c              90.41d
   20.23      0.18d     11,284      1.85c         1.84c          2.07c                 1.62c              90.41d
   20.39      0.86d      2,361      0.70c         2.96c          0.92c                 2.74c              90.41d
   20.37      0.39d         15      1.20c         2.46c          1.42c                 2.24c              90.41d
-------------------------------------------------------------------------------------------------------------------
   20.48      3.94     192,453      1.04          2.90           1.45                  2.49              175.06
   20.37      3.15      43,926      1.80          2.16           2.02                  1.94              175.06
   20.34      3.14      14,286      1.80          2.17           2.02                  1.95              175.06
   20.48      4.25       8,010      0.73          3.22           0.95                  3.00              175.06
   20.47      3.80         490      1.23          2.77           1.45                  2.55              175.06
-------------------------------------------------------------------------------------------------------------------
   20.29     17.54     163,636      1.00          2.94           1.57                  2.37              190.43
   20.20     16.71      23,639      1.76          2.14           2.07                  1.83              190.43
   20.17      2.49d      8,850      1.77c         2.13c          2.08c                 1.82c             190.43
   20.29      2.93d      8,367      0.76c         3.13c          1.07c                 2.82c             190.43
   20.28      2.66d         16      1.26c         2.58c          1.57c                 2.27c             190.43
-------------------------------------------------------------------------------------------------------------------
   18.78     18.59      81,410      1.00          3.76           1.77                  2.99              208.11
   18.73     16.22d      2,110      1.75c         2.59c          2.27c                 2.07c             208.11
-------------------------------------------------------------------------------------------------------------------
   17.31     28.10      50,928      1.00          3.65           1.90                  2.75              197.10
-------------------------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                               no voluntary waiver
                                         of fees or expense limitations
                                         ------------------------------
                             Ratio of                             Ratio of
                          net investment   Ratio of            net investment
                            income to     expenses to            income to           Portfolio
                           average net      average             average net          turnover
                              assets       net assets               assets             rate/e/
-----------------------------------------------------------------------------------------------
For The Seven-Month
 Period Ended August 31,
1999 - Class A Shares          2.58%c                  1.32%c                2.36%c     90.41%d
1999 - Class B Shares          1.83c                   2.07c                 1.61c      90.41d
1999 - Class C Shares          1.84c                   2.07c                 1.62c      90.41d
1999 - Institutional
Shares                         2.96c                   0.92c                 2.74c      90.41d
1999 - Service Shares          2.46c                   1.42c                 2.24c      90.41d
-----------------------------------------------------------------------------------------------
For The Years Ended
 January 31,
1999 - Class A Shares          2.90                    1.45                  2.49      175.06
1999 - Class B Shares          2.16                    2.02                  1.94      175.06
1999 - Class C Shares          2.17                    2.02                  1.95      175.06
1999 - Institutional
Shares                         3.22                    0.95                  3.00      175.06
1999 - Service Shares          2.77                    1.45                  2.55      175.06
-----------------------------------------------------------------------------------------------
1998 - Class A Shares          2.94                    1.57                  2.37      190.43
1998 - Class B Shares          2.14                    2.07                  1.83      190.43
1998 - Class C Shares
(commenced August 15,
1997)                          2.13c                   2.08c                 1.82c     190.43
1998 - Institutional
Shares (commenced August
15, 1997)                      3.13c                   1.07c                 2.82c     190.43
1998 - Service Shares
(commenced August 15,
1997)                          2.58c                   1.57c                 2.27c     190.43
-----------------------------------------------------------------------------------------------
1997 - Class A Shares          3.76                    1.77                  2.99      208.11
1997 - Class B Shares
(commenced May 1, 1996)        2.59c                   2.27c                 2.07c     208.11
-----------------------------------------------------------------------------------------------
1996 - Class A Shares          3.65                    1.90                  2.75      197.10
-----------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 GROWTH AND INCOME FUND


                                        Income from
                                   investment operations/a/  Distributions to shareholders
                                  ------------------------   ------------------------------
                                                     Net
                                                   realized
                          Net asset                  and                In excess
                           value,        Net      unrealized  From net    of net   From net
                          beginning  investment      gain    investment investment realized
                          of period income (loss)   (loss)     income     income    gains
-------------------------------------------------------------------------------------------
For The Seven-Month
 Period Ended August 31,
1999 - Class A Shares      $24.33      $ 0.19       $0.31      $(0.15)     $  --     $  --
1999 - Class B Shares       24.13        0.08        0.31       (0.06)        --        --
1999 - Class C Shares       24.08        0.08        0.30       (0.05)        --        --
1999 - Institutional
 Shares                     24.35        0.34        0.23       (0.20)        --        --
1999 - Service Shares       24.33        0.17        0.32       (0.14)        --        --
-------------------------------------------------------------------------------------------
For The Years Ended
 January 31,
1999 - Class A Shares       25.93        0.20       (1.60)      (0.19)     (0.01)       --
1999 - Class B Shares       25.73        0.02       (1.58)      (0.04)        --        --
1999 - Class C Shares       25.70        0.02       (1.59)      (0.05)        --        --
1999 - Institutional
 Shares                     25.95        0.29       (1.58)      (0.30)     (0.01)       --
1999 - Service Shares       25.92        0.17       (1.58)      (0.17)     (0.01)       --
-------------------------------------------------------------------------------------------
1998 - Class A Shares       23.18        0.11        5.27       (0.11)        --     (2.52)
1998 - Class B Shares       23.10        0.04        5.14          --      (0.03)    (2.52)
1998 - Class C Shares
 (commenced August 15,
 1997)                      28.20       (0.01)       0.06          --      (0.03)    (2.52)
1998 - Institutional
 Shares                     23.19        0.27        5.23       (0.22)        --     (2.52)
1998 - Service Shares       23.17        0.14        5.23       (0.06)     (0.04)    (2.52)
-------------------------------------------------------------------------------------------
1997 - Class A Shares       19.98        0.35        5.18       (0.35)     (0.01)    (1.97)
1997 - Class B Shares
 (commenced May 1, 1996)    20.82        0.17        4.31       (0.17)     (0.06)    (1.97)
1997 - Institutional
 Shares
 (commenced June 3,
 1996)                      21.25        0.29        3.96       (0.30)     (0.04)    (1.97)
1997 - Service Shares
 (commenced March 6,
 1996)                      20.71        0.28        4.50       (0.28)     (0.07)    (1.97)
-------------------------------------------------------------------------------------------
1996 - Class A Shares       15.80        0.33        4.75       (0.30)        --     (0.60)
-------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B



                                                              Ratio of
Net increase                       Net assets   Ratio of   net investment
 (decrease)   Net asset            at end of  net expenses income (loss)
   in net     value, end  Total      period    to average  to average net
 asset value  of period  return/b/ (in 000s)   net assets      assets
-------------------------------------------------------------------------
    $ 0.35      $24.68     2.05%d  $  855,174     1.19%c        1.26%c
      0.33       24.46     1.60d      271,912     1.94c         0.51c
      0.33       24.41     1.58d       31,328     1.94c         0.51c
      0.37       24.72     2.32d       32,181     0.79c         1.72c
      0.35       24.68     2.01d       10,008     1.29c         1.16c
-------------------------------------------------------------------------
     (1.60)      24.33    (5.40)    1,122,157     1.22          0.78
     (1.60)      24.13    (6.07)      349,662     1.92          0.09
     (1.62)      24.08    (6.12)       48,146     1.92          0.10
     (1.60)      24.35    (5.00)      173,696     0.80          1.25
     (1.59)      24.33    (5.44)       11,943     1.30          0.72
-------------------------------------------------------------------------
      2.75       25.93    23.71     1,216,582     1.25          0.43
      2.63       25.73    22.87       307,815     1.94         (0.35)
     (2.50)      25.70     0.51d       31,686     1.99c        (0.48)c
      2.76       25.95    24.24        36,225     0.83          0.76
      2.75       25.92    23.63         8,893     1.32          0.32
-------------------------------------------------------------------------
      3.20       23.18    28.42       615,103     1.22          1.60
      2.28       23.10    22.23d       17,346     1.93c         0.15c
      1.94       23.19    20.77d          193     0.82c         1.36c
      2.46       23.17    23.87d        3,174     1.32c         0.94c
-------------------------------------------------------------------------
      4.18       19.98    32.45       436,757     1.20          1.67
-------------------------------------------------------------------------

                          Ratios assuming no voluntary waiver
                             of fees or expense limitations
                          -----------------------------------
                              Ratio of                 Ratio of
                            expenses to             net investment          Portfolio
                            average net            income (loss) to         turnover
                               assets             average net assets          rate
-------------------------------------------------------------------------------------
For The Seven-Month
 Period Ended
 August 31,
1999 - Class A Shares                     1.20%c                    1.25%c    55.43%d
1999 - Class B Shares                     1.95c                     0.50c     55.43d
1999 - Class C Shares                     1.95c                     0.50c     55.43d
1999 - Institutional
 Shares                                   0.80c                     1.71c     55.43d
1999 - Service Shares                     1.30c                     1.15c     55.43d
-------------------------------------------------------------------------------------
For The Years Ended
 January 31,
1999 - Class A Shares                     1.32                      0.68     125.79
1999 - Class B Shares                     1.92                      0.09     125.79
1999 - Class C Shares                     1.92                      0.10     125.79
1999 - Institutional
 Shares                                   0.80                      1.25     125.79
1999 - Service Shares                     1.30                      0.72     125.79
-------------------------------------------------------------------------------------
1998 - Class A Shares                     1.42                      0.26      61.95
1998 - Class B Shares                     1.94                     (0.35)     61.95
1998 - Class C Shares
 (commenced August 15,
 1997)                                    1.99c                    (0.48)c    61.95
1998 - Institutional
 Shares                                   0.83                      0.76      61.95
1998 - Service Shares                     1.32                      0.32      61.95
-------------------------------------------------------------------------------------
1997 - Class A Shares                     1.43                      1.39      53.03
1997 - Class B Shares
 (commenced May 1, 1996)                  1.93c                     0.15c     53.03
1997 - Institutional
 Shares
 (commenced June 3,
 1996)                                    0.82c                     1.36c     53.03
1997 - Service Shares
 (commenced March 6,
 1996)                                    1.32c                     0.94c     53.03
-------------------------------------------------------------------------------------
1996 - Class A Shares                     1.45                      1.42      57.93
-------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE LARGE CAP VALUE FUND


                                                            Income from
                                                      investment operations/a/
                                                     -------------------------

                                           Net asset
                                            value,      Net      Net realized
                                           beginning investment and unrealized
                                           of period   income       gain
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                       $10.15     $0.04        $0.40
1999 - Class B Shares                        10.15      0.01         0.36
1999 - Class C Shares                        10.15      0.01         0.37
1999 - Institutional Shares                  10.16      0.06         0.38
1999 - Service Shares                        10.16      0.02         0.40
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced December
 31, 1998)                                   10.00      0.01         0.14
1999 - Class B Shares (commenced December
 31, 1998)                                   10.00        --         0.15
1999 - Class C Shares (commenced December
 31, 1998)                                   10.00        --         0.15
1999 - Institutional Shares (commenced
 December 31, 1998)                          10.00      0.01         0.15
1999 - Service Shares (commenced December
 31, 1998)                                   10.00      0.02         0.14
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







      Distributions to
        shareholders
  ----------------------------

                                                                    Net assets
   From net                   Net increase Net asset                at end of       Ratio of
  investment      From net    in net asset value, end   Total         period    net expenses  to
    income     realized gains    value     of period  return/b/,/d/ (in 000s)  average net assets/c/
----------------------------------------------------------------------------------------------------
    $(0.04)         $ --         $0.40       $10.55     4.31%         91,072          1.04%
     (0.02)           --          0.35        10.50     3.68          14,464          1.79
     (0.02)           --          0.36        10.51     3.73           8,032          1.79
     (0.05)           --          0.39        10.55     4.35         189,540          0.64
     (0.03)           --          0.39        10.55     4.11              13          1.14
----------------------------------------------------------------------------------------------------
        --            --          0.15        10.15     1.50           6,665          1.08
        --            --          0.15        10.15     1.50             340          1.82
        --            --          0.15        10.15     1.50             268          1.83
        --            --          0.16        10.16     1.60          53,396          0.66
        --            --          0.16        10.16     1.60               2          1.16
----------------------------------------------------------------------------------------------------

                                                  Ratios assuming
                                                no voluntary waiver
                                           of fees or expense limitations
                                           ------------------------------------
                               Ratio of                            Ratio of
                            net investment   Ratio of           net investment
                              income to     expenses to           income to          Portfolio
                             average net    average net          average net         turnover
                               assets/c/     assets/c/            assets/c/           rate/d/
----------------------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares            0.87%                  1.21%                 0.70%    36.10%
1999 - Class B Shares            0.05                   1.96                 (0.12)    36.10
1999 - Class C Shares            0.09                   1.96                 (0.08)    36.10
1999 - Institutional
 Shares                          1.29                   0.81                  1.12     36.10
1999 - Service Shares            0.72                   1.31                  0.55     36.10
----------------------------------------------------------------------------------------------
For the Period Ended
 January 31,
1999 - Class A
 Shares(commenced December
 31, 1998)                       1.45                   8.03                 (5.50)     0.00
1999 - Class B
 Shares(commenced December
 31, 1998)                       0.84                   8.77                 (6.11)     0.00
1999 - Class C
 Shares(commenced December
 31, 1998)                       0.70                   8.78                 (6.25)     0.00
1999 - Institutional
 Shares(commenced December
 31, 1998)                       1.97                   7.61                 (4.98)     0.00
1999 - Service
 Shares(commenced December
 31, 1998)                       2.17                   8.11                 (4.78)     0.00
----------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE U.S. EQUITY FUND


                                                           Income from
                                                     investment operations/a/
                                                    --------------------------

                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period   (loss)    gain (loss)
-----------------------------------------------------------------------------
For The Seven-Month Period Ended August
31,
1999 - Class A Shares                      $32.98     $ 0.03       $1.20
1999 - Class B Shares                       32.50      (0.11)       1.17
1999 - Class C Shares                       32.40      (0.10)       1.16
1999 - Institutional Shares                 33.29       0.11        1.21
1999 - Service Shares                       32.85       0.01        1.19
-----------------------------------------------------------------------------
For The Years Ended January 31,
1999 - Class A Shares                       26.59       0.04        7.02
1999 - Class B Shares                       26.32      (0.10)       6.91
1999 - Class C Shares                       26.24      (0.10)       6.89
1999 - Institutional Shares                 26.79       0.20        7.11
1999 - Service Shares                       26.53       0.06        7.01
-----------------------------------------------------------------------------
1998 - Class A Shares                       23.32       0.11        5.63
1998 - Class B Shares                       23.18       0.11        5.44
1998 - Class C Shares (commenced August
15, 1997)                                   27.48       0.03        1.22
1998 - Institutional Shares                 23.44       0.30        5.65
1998 - Service Shares                       23.27       0.19        5.57
-----------------------------------------------------------------------------
1997 - Class A Shares                       19.66       0.16        4.46
1997 - Class B Shares (commenced May 1,
1996)                                       20.44       0.04        3.70
1997 - Institutional Shares                 19.71       0.30        4.51
1997 - Service Shares (commenced June 7,
1996)                                       21.02       0.13        3.15
-----------------------------------------------------------------------------
1996 - Class A Shares                       14.61       0.19        5.43
1996 - Institutional Shares (commenced
June 15, 1995)                              16.97       0.16        3.23
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B





   Distributions to shareholders
-------------------------------------
                                                                                                   Ratio of
            In excess                 Net increase                      Net assets   Ratio of   net investment
 From net     of net                   (decrease)  Net asset            at end of  net expenses income (loss)
investment  investment    From net    in net asset value, end Total       period    to average    to average
  income      income   realized gains    value     of period  return/b/ (in 000s)   net assets    net assets
-------------------------------------------------------------------------------------------------------------
  $   --      $   --       $  --         $ 1.23      $34.21     3.73%d   $614,310      1.14%c        0.15%c
      --          --          --           1.06       33.56     3.26d     214,087      1.89c        (0.60)c
      --          --          --           1.06       33.46     3.27d      43,361      1.89c        (0.61)c
      --          --          --           1.32       34.61     3.97d     335,465      0.74c         0.54c
      --          --          --           1.20       34.05     3.65d      11,204      1.24c         0.06c
-------------------------------------------------------------------------------------------------------------
   (0.03)      (0.01)      (0.63)          6.39       32.98    26.89      605,566      1.23          0.15
      --          --       (0.63)          6.18       32.50    26.19      152,347      1.85         (0.50)
      --          --       (0.63)          6.16       32.40    26.19       26,912      1.87         (0.53)
   (0.15)      (0.03)      (0.63)          6.50       33.29    27.65      307,200      0.69          0.69
   (0.10)      (0.02)      (0.63)          6.32       32.85    27.00       11,600      1.19          0.19
-------------------------------------------------------------------------------------------------------------
   (0.12)         --       (2.35)          3.27       26.59    24.96      398,393      1.28          0.51
      --       (0.06)      (2.35)          3.14       26.32    24.28       59,208      1.79         (0.05)
      --       (0.14)      (2.35)         (1.24)      26.24     4.85d       6,267      1.78c        (0.21)c
   (0.24)      (0.01)      (2.35)          3.35       26.79    25.76      202,893      0.65          1.16
   (0.07)      (0.08)      (2.35)          3.26       26.53    25.11        7,841      1.15          0.62
-------------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.80)          3.66       23.32    23.75      225,968      1.29          0.91
   (0.04)      (0.16)      (0.80)          2.74       23.18    18.59d      17,258      1.83c         0.06c
   (0.28)         --       (0.80)          3.73       23.44    24.63      148,942      0.65          1.52
   (0.13)      (0.10)      (0.80)          2.25       23.27    15.92d       3,666      1.15c         0.69c
-------------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.41)          5.05       19.66    38.63      129,045      1.25          1.01
   (0.24)         --       (0.41)          2.74       19.71    20.14d      64,829      0.65c         1.49c
-------------------------------------------------------------------------------------------------------------

                          Ratios assuming no voluntary waiver
                             of fees or expense limitations
                          -----------------------------------
                                                     Ratio of
                              Ratio of            net investment
                            expenses to          income (loss) to       Portfolio
                            average net               average           turnover
                               assets               net  assets           rate
---------------------------------------------------------------------------------
For The Seven-Month
Period Ended August 31,
1999 - Class A Shares               1.24%c                 0.05%c         41.84%d
1999 - Class B Shares               1.99c                  (0.70)c        41.84d
1999 - Class C Shares               1.99c                  (0.71)c        41.84d
1999 - Institutional
Shares                              0.84c                  0.44c          41.84d
1999 - Service Shares               1.34c                  (0.04)c        41.84d
---------------------------------------------------------------------------------
For The Years Ended
January 31,
1999 - Class A Shares               1.36                    0.02          63.79
1999 - Class B Shares               1.98                   (0.63)         63.79
1999 - Class C Shares               2.00                   (0.66)         63.79
1999 - Institutional
Shares                              0.82                    0.56          63.79
1999 - Service Shares               1.32                    0.06          63.79
---------------------------------------------------------------------------------
1998 - Class A Shares               1.47                    0.32          65.89
1998 - Class B Shares               1.96                   (0.22)         65.89
1998 - Class C Shares
(commenced August 15,
1997)                               1.95c                  (0.38)c        65.89
1998 - Institutional
Shares                              0.82                    0.99          65.89
1998 - Service Shares               1.32                    0.45          65.89
---------------------------------------------------------------------------------
1997 - Class A Shares               1.53                    0.67          37.28
1997 - Class B Shares
(commenced May 1, 1996)             2.00c                  (0.11)c        37.28
1997 - Institutional
Shares                              0.85                    1.32          37.28
1997 - Service Shares
(commenced June 7, 1996)            1.35c                  0.49c          37.28
---------------------------------------------------------------------------------
1996 - Class A Shares               1.55                    0.71          39.35
1996 - Institutional
Shares (commenced June
15, 1995)                           0.96c                   1.18c         39.35
---------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE LARGE CAP GROWTH FUND


                                                           Income from
                                                     investment operations/a/
                                                    ---------------------------
                                            Net asset    Net
                                             value,   investment  Net realized
                                            beginning   income   and unrealized
                                            of period   (loss)        gain
-------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                        $16.17     $(0.01)      $0.86
1999 - Class B Shares                         15.98      (0.07)       0.84
1999 - Class C Shares                         15.99      (0.07)       0.83
1999 - Institutional Shares                   16.21       0.03        0.86
1999 - Service Shares                         16.11      (0.02)       0.86
-------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                         11.97       0.01        4.19
1999 - Class B Shares                         11.92      (0.06)       4.12
1999 - Class C Shares                         11.93      (0.05)       4.11
1999 - Institutional Shares                   11.97       0.02        4.23
1999 - Service Shares                         11.95      (0.01)       4.17
-------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced May 1,
 1997)                                        10.00       0.01        2.35
1998 - Class B Shares (commenced May 1,
 1997)                                        10.00      (0.03)       2.33
1998 - Class C Shares (commenced August
 15, 1997)                                    11.80      (0.02)       0.54
1998 - Institutional Shares (commenced May
 1, 1997)                                     10.00       0.01        2.35
1998 - Service Shares (commenced May 1,
 1997)                                        10.00      (0.02)       2.35
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







         Distributions to
           Shareholders
  ---------------------------------
     From      In excess               Net     Net asset            Net assets   Ratio of
     Net         of net   From net  increase    value,              at end of  net expenses
  Investment   investment realized   in net     end of    Total       period    to average
    Income       income    gains   asset value  period   return/b/  (in 000s)   net assets
-------------------------------------------------------------------------------------------
    $  --        $   --    $  --      $0.85     $17.02     5.26%d    $300,684      1.04%c
       --            --       --       0.77      16.75     4.82d      181,626      1.79c
       --            --       --       0.76      16.75     4.75d       75,502      1.79c
       --            --       --       0.89      17.10     5.49d      310,704      0.64c
       --            --       --       0.84      16.95     5.21d        2,510      1.14c
-------------------------------------------------------------------------------------------
       --            --       --       4.20      16.17    35.10       175,510      0.97
       --            --       --       4.06      15.98    34.07        93,711      1.74
       --            --       --       4.06      15.99    34.04        37,081      1.74
       --         (0.01)      --       4.24      16.21    35.54       295,734      0.65
       --            --       --       4.16      16.11    34.85         1,663      1.15
-------------------------------------------------------------------------------------------
    (0.01)           --    (0.38)      1.97      11.97    23.79d       53,786      0.91c
       --            --    (0.38)      1.92      11.92    23.26d       13,857      1.67c
       --         (0.01)   (0.38)      0.13      11.93     4.56d        4,132      1.68c
    (0.01)           --    (0.38)      1.97      11.97    23.89d        4,656      0.72c
       --            --    (0.38)      1.95      11.95    23.56d          115      1.17c
-------------------------------------------------------------------------------------------

                                                Ratios assuming no
                                             voluntary waiver of fees
                                              or expense limitations
                                             ------------------------
                                Ratio of                 Ratio of net
                             net investment   Ratio of    investment
                            income (loss) to expenses to  (loss) to   Portfolio
                              average net    average net average net  turnover
                                 assets        assets       assets      rate
-------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares            (0.11)%c       1.26%c      (0.33)%c    32.74%d
1999 - Class B Shares            (0.87)c        2.01c       (1.09)c     32.74d
1999 - Class C Shares            (0.87)c        2.01c       (1.09)c     32.74d
1999 - Institutional
 Shares                           0.31c         0.86c        0.09c      32.74d
1999 - Service Shares            (0.21)c        1.36c       (0.43)c     32.74d
-------------------------------------------------------------------------------
For the Year Ended January
 31,
1999 - Class A Shares             0.05          1.46        (0.44)      63.15
1999 - Class B Shares            (0.73)         2.11        (1.10)      63.15
1999 - Class C Shares            (0.74)         2.11        (1.11)      63.15
1999 - Institutional
 Shares                           0.35          1.02        (0.02)      63.15
1999 - Service Shares            (0.16)         1.52        (0.53)      63.15
-------------------------------------------------------------------------------
For the Period Ended
 January 31,
1998 - Class A Shares
 (commenced May 1, 1997)          0.12 c        2.40c       (1.37)c     74.97d
1998 - Class B Shares
 (commenced May 1, 1997)         (0.72)c        2.91c       (1.96)c     74.97d
1998 - Class C Shares
 (commenced August 15,
 1997)                           (0.76)c        2.92c       (2.00)c     74.97d
1998 - Institutional
 Shares (commenced May 1,
 1997)                            0.42 c        1.96c       (0.82)c     74.97d
1998 - Service Shares
 (commenced May 1, 1997)         (0.21)c        2.41c       (1.45)c     74.97d
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE SMALL CAP EQUITY FUND


                                                           Income from
                                                     investment operations/a/
                                                     -------------------------

                                             Net asset    Net         Net
                                              value,   investment realized and
                                             beginning   income    unrealized
                                             of period   (loss)   gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                         $10.16     $(0.01)     $0.08
1999 - Class B Shares                          10.07      (0.05)      0.07
1999 - Class C Shares                          10.08      (0.05)      0.07
1999 - Institutional Shares                    10.20       0.02       0.08
1999 - Service Shares                          10.16      (0.01)      0.07
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                          10.59       0.01      (0.43)
1999 - Class B Shares                          10.56      (0.05)     (0.44)
1999 - Class C Shares                          10.57      (0.04)     (0.45)
1999 - Institutional Shares                    10.61       0.04      (0.43)
1999 - Service Shares                          10.60       0.01      (0.44)
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced August 15,
 1997)                                         10.00      (0.01)      0.65
1998 - Class B Shares (commenced August 15,
 1997)                                         10.00      (0.03)      0.64
1998 - Class C Shares (commenced August 15,
 1997)                                         10.00      (0.02)      0.64
1998 - Institutional Shares (commenced
 August 15, 1997)                              10.00       0.01       0.65
1998 - Service Shares (commenced August 15,
 1997)                                         10.00       0.01       0.64
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B





      Distributions to
        Shareholders
  ----------------------------

     From                         Net     Net asset            Net assets   Ratio of
     net                       increase    value,              at end of  net expenses
  investment      From net      in net     end of    Total       period    to average
    income     realized gains asset value  period   return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------
    $  --          $  --         $0.07     $10.23    0.69%d     $52,660       1.33%c
       --             --          0.02      10.09    0.20d       13,711       2.08c
       --             --          0.02      10.10    0.20d        6,274       2.08c
       --             --          0.10      10.30    0.98d       62,633       0.93c
       --             --          0.06      10.22    0.59d           64       1.43c
--------------------------------------------------------------------------------------
    (0.01)            --         (0.43)     10.16    (3.97)      64,087       1.31
       --             --         (0.49)     10.07    (4.64)      15,406       2.00
       --             --         (0.49)     10.08    (4.64)       6,559       2.01
    (0.02)            --         (0.41)     10.20    (3.64)      62,763       0.94
    (0.01)            --         (0.44)     10.16    (4.07)          54       1.44
--------------------------------------------------------------------------------------
       --          (0.05)         0.59      10.59    6.37d       11,118       1.25c
       --          (0.05)         0.56      10.56    6.07d        9,957       1.95c
       --          (0.05)         0.57      10.57    6.17d        2,557       1.95c
       --          (0.05)         0.61      10.61    6.57d        9,026       0.95c
       --          (0.05)         0.60      10.60    6.47d            2       1.45c
--------------------------------------------------------------------------------------


                                               Ratios assuming no
                                            voluntary waiver of fees
                                             or expense limitations
                                            ------------------------
                              Ratio of net              Ratio of net
                               investment    Ratio of    investment
                              income (loss) expenses to     loss     Portfolio
                               to average   average net  to average  turnover
                               net assets     assets     net assets    rate
------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares             (0.12)%c     1.67%c      (0.46)%c    52.03%d
1999 - Class B Shares             (0.86)c      2.42c       (1.20)c     52.03d
1999 - Class C Shares             (0.86)c      2.42c       (1.20)c     52.03d
1999 - Institutional Shares        0.28c       1.27c       (0.06)c     52.03d
1999 - Service Shares             (0.22)c      1.77c       (0.56)c     52.03d
------------------------------------------------------------------------------
For the Year Ended January
 31,
1999 - Class A Shares              0.08        2.00        (0.61)      75.38
1999 - Class B Shares             (0.55)       2.62        (1.17)      75.38
1999 - Class C Shares             (0.56)       2.63        (1.18)      75.38
1999 - Institutional Shares        0.60        1.56        (0.02)      75.38
1999 - Service Shares              0.01        2.06        (0.61)      75.38
------------------------------------------------------------------------------
For the Period Ended January
 31,
1998 - Class A Shares
 (commenced August 15, 1997)      (0.36)c      3.92c       (3.03)c     37.65d
1998 - Class B Shares
 (commenced August 15, 1997)      (1.04)c      4.37c       (3.46)c     37.65d
1998 - Class C Shares
 (commenced August 15, 1997)      (1.07)c      4.37c       (3.49)c     37.65d
1998 - Institutional Shares
 (commenced August 15, 1997)       0.15c       3.37c       (2.27)c     37.65d
1998 - Service Shares
 (commenced August 15, 1997)       0.40c       3.87c       (2.02)c     37.65d
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CAPITAL GROWTH FUND


                                                         Income from
                                                  investment operations/a/
                                                 ---------------------------

                                         Net asset    Net
                                          value,   investment  Net realized
                                         beginning   income   and unrealized
                                         of period   (loss)    gain (loss)
----------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                     $24.03     $(0.08)      $1.01
1999 - Class B Shares                      23.57      (0.17)       0.97
1999 - Class C Shares                      23.52      (0.16)       0.97
1999 - Institutional Shares                24.07      (0.02)       1.01
1999 - Service Shares                      23.96      (0.08)       1.00
----------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                      18.48      (0.03)       6.35
1999 - Class B Shares                      18.27      (0.12)       6.19
1999 - Class C Shares                      18.24      (0.10)       6.15
1999 - Institutional Shares                18.45       0.01        6.38
1999 - Service Shares                      18.46      (0.04)       6.31
----------------------------------------------------------------------------
1998 - Class A Shares                      16.73       0.02        4.78
1998 - Class B Shares                      16.67       0.02        4.61
1998 - Class C Shares (commenced August
 15, 1997)                                 19.73      (0.02)       1.60
1998 - Institutional Shares (commenced
 August 15, 1997)                          19.88       0.02        1.66
1998 - Service Shares (commenced August
 15, 1997)                                 19.88      (0.01)       1.66
----------------------------------------------------------------------------
1997 - Class A Shares                      14.91       0.10        3.56
1997 - Class B Shares (commenced May 1,
 1996)                                     15.67       0.01        2.81
----------------------------------------------------------------------------
1996 - Class A Shares                      13.67       0.12        3.93
----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







           Distributions to
             shareholders
  --------------------------------------

               In excess                Net increase                       Net assets   Ratio of
   From net      of net                  (decrease)  Net asset             at end of  net expenses
  investment   investment   From net       in net    value, end  Total       period    to average
    income       income   realized gain asset value  of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $  --        $  --        $  --        $0.93       $24.96     3.87%d   $1,971,097     1.44%c
       --           --           --         0.80        24.37     3.39d       329,870     2.19c
       --           --           --         0.81        24.33     3.44d        87,284     2.19c
       --           --           --         0.99        25.06     4.11d       255,210     1.04c
       --           --           --         0.92        24.88     3.84d         6,466     1.54c
--------------------------------------------------------------------------------------------------
       --           --        (0.77)        5.55        24.03    34.58      1,992,716     1.42
       --           --        (0.77)        5.30        23.57    33.60        236,369     2.19
       --           --        (0.77)        5.28        23.52    33.55         60,234     2.19
       --           --        (0.77)        5.62        24.07    35.02         41,817     1.07
       --           --        (0.77)        5.50        23.96    34.34          3,085     1.57
--------------------------------------------------------------------------------------------------
    (0.01)       (0.01)       (3.03)        1.75        18.48    29.71      1,256,595     1.40
       --           --        (3.03)        1.60        18.27    28.73         40,827     2.18
       --        (0.04)       (3.03)       (1.49)       18.24     8.83d         5,395     2.21c
    (0.01)       (0.07)       (3.03)       (1.43)       18.45     9.31d         7,262     1.16c
       --        (0.04)       (3.03)       (1.42)       18.46     9.18d             2     1.50c
--------------------------------------------------------------------------------------------------
    (0.10)       (0.02)       (1.72)        1.82        16.73    25.97        920,646     1.40
    (0.01)       (0.09)       (1.72)        1.00        16.67    19.39d         3,221     2.15c
--------------------------------------------------------------------------------------------------
    (0.12)          --        (2.69)        1.24        14.91    30.45        881,056     1.36
--------------------------------------------------------------------------------------------------

                                                 Ratios assuming no
                                              voluntary waiver of fees
                                               or expense limitations
                                             --------------------------
                                 Ratio of                   Ratio of
                              net investment  Ratio of   net investment
                              income (loss)  expenses to income (loss)  Portfolio
                                to average   average net   to average   turnover
                                net assets     assets      net assets     rate
---------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares             (0.53)%c      1.47%c       (0.56)%c     18.16%d
1999 - Class B Shares             (1.29)c       2.22c        (1.32)c      18.16d
1999 - Class C Shares             (1.29)c       2.22c        (1.32)c      18.16d
1999 - Institutional
 Shares                           (0.20)c       1.07c        (0.23)c      18.16d
1999 - Service Shares             (0.65)c       1.57c        (0.68)c      18.16d
---------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares             (0.18)        1.58         (0.34)       30.17
1999 - Class B Shares             (0.98)        2.21         (1.00)       30.17
1999 - Class C Shares             (1.00)        2.21         (1.02)       30.17
1999 - Institutional
 Shares                            0.11         1.09          0.09        30.17
1999 - Service Shares             (0.37)        1.59         (0.39)       30.17
---------------------------------------------------------------------------------
1998 - Class A Shares              0.08         1.65         (0.17)       61.50
1998 - Class B Shares             (0.77)        2.18         (0.77)       61.50
1998 - Class C Shares
 (commenced August 15,
 1997)                            (0.86)c       2.21c        (0.86)c      61.50
1998 - Institutional
 Shares (commenced August
 15, 1997)                         0.18c        1.16c         0.18c       61.50
1998 - Service Shares
 (commenced August 15, 1997)      (0.16)c       1.50c        (0.16)c      61.50
---------------------------------------------------------------------------------
1997 - Class A Shares              0.62         1.65          0.37        52.92
1997 - Class B Shares
 (commenced May 1, 1996)          (0.39)c       2.15c        (0.39)c      52.92
---------------------------------------------------------------------------------
1996 - Class A Shares              0.65         1.61          0.40        63.90
---------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 STRATEGIC GROWTH FUND


                                                          Income from
                                                    investment operations/a/
                                                  ----------------------------
                                          Net asset    Net
                                           value,   investment
                                          beginning   income   Net realized and
                                          of period   (loss)   unrealized gain
-------------------------------------------------------------------------------
For The Period Ended August 31,
1999 - Class A Shares (commenced May 24)   $10.00     $  --         $0.06
1999 - Class B Shares (commenced May 24)    10.00     (0.03)e        0.07e
1999 - Class C Shares (commenced May 24)    10.00     (0.03)e        0.08e
1999 - Institutional Shares (commenced
 May 24)                                    10.00      0.01          0.06
1999 - Service Shares (commenced May 24)    10.00     (0.01)         0.07
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B



     Distributions to shareholders
 --------------------------------------
              In excess                                                  Net assets
  From net      of net                  Net increase Net asset           at end of       Ratio of
 investment   investment    From net    in net asset value, end  Total     period    net expenses to
   income       income   realized gains    value     of period  returnb  (in 000s)  average net assets
------------------------------------------------------------------------------------------------------
    $ --         $ --         $ --         $0.06       $10.06    0.60%d   $10,371          1.44%c
      --           --           --          0.04        10.04    0.40d      3,393          2.19c
      --           --           --          0.05        10.05    0.50d      2,388          2.19c
      --           --           --          0.07        10.07    0.70d      5,981          1.04c
      --           --           --          0.06        10.06    0.60d          2          1.54c
------------------------------------------------------------------------------------------------------

 STRATEGIC GROWTH FUND (continued)


                                              Ratios assuming no
                                              voluntary waiver of
                                                fees or expense
                                                  limitations
                                              --------------------
                                   Ratio of
                                     net      Ratio of   Ratio of
                                  investment  expenses     net
                                    income       to     investment
                                  (loss) to   average    loss to    Portfolio
                                   average      net      average    turnover
                                  net assets   assets   net assets    rate
-----------------------------------------------------------------------------
For The Period Ended August 31,
1999 - Class A Shares (commenced
 May 24)                            (0.17)%c   11.70%c    (10.43)%c   6.98%d
1999 - Class B Shares (commenced
 May 24)                            (0.97)c    12.45c     (11.23)c    6.98d
1999 - Class C Shares (commenced
 May 24)                            (0.99)c    12.45c     (11.25)c    6.98d
1999 - Institutional Shares
 (commenced May 24)                  0.24c     11.30c     (10.02)c    6.98d
1999 - Service Shares (commenced
 May 24)                            (0.24)c    11.80c     (10.50)c    6.98d
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 GROWTH OPPORTUNITIES FUND



                                                           Income from
                                                     investment operations/a/
                                                    ---------------------------
                                            Net asset    Net
                                             value,   investment  Net realized
                                            beginning   income   and unrealized
                                            of period   (loss)        gain
-------------------------------------------------------------------------------
For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)     $10.00     $(0.01)e     $0.14e
1999 - Class B Shares (commenced May 24)      10.00      (0.03)e      0.21e
1999 - Class C Shares (commenced May 24)      10.00      (0.03)e      0.13e
1999 - Institutional Shares (commenced May
24)                                           10.00       0.01        0.12
1999 - Service Shares (commenced May 24)      10.00         --        0.12
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B







     Distributions to shareholders
  ---------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                  Net increase Net asset           at end of  net expenses
  investment   investment    From net    in net asset value, end  Total     period    to average
    income       income   realized gains    value     of period  returnb  (in 000s)   net assets
-------------------------------------------------------------------------------------------------
     $ --         $ --         $ --         $0.13       $10.13    1.30%d    $8,204       1.44%c
       --           --           --          0.18        10.18    1.80d        520       2.19c
       --           --           --          0.10        10.10    1.00d        256       2.19c
       --           --           --          0.13        10.13    1.30d      5,223       1.04c
       --           --           --          0.12        10.12    1.20d          2       1.54c
-------------------------------------------------------------------------------------------------

                                     Ratios assuming no voluntary
                                          waiver of fees or
                                          expense limitations
                                     ----------------------------
                           Ratio                            Ratio
                          of net                           of net
                        investment      Ratio of         investment
                       income (loss)  expenses to          loss to          Portfolio
                        to average    average net          average          turnover
                        net assets       assets          net assets           rate
-------------------------------------------------------------------------------------
For the Period Ended August 31,
1999 - Class A Shares
(commenced May 24)         (0.27)%c             14.15%c           (12.98)%c   26.53%d
1999 - Class B Shares
(commenced May 24)         (1.04)c              14.90c            (13.75)c    26.53d
1999 - Class C Shares
(commenced May 24)         (1.12)c              14.90c            (13.83)c    26.53d
1999 - Institutional
Shares (commenced May
24)                         0.39c               13.75c            (12.32)c    26.53d
1999 - Service Shares
(commenced May 24)          0.03c               14.25c            (12.68)c    26.53d
-------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 MID CAP VALUE FUND


                                                          Income from
                                                    investment operations/a/
                                                   ---------------------------
                                           Net asset    Net
                                            value,   investment  Net realized
                                           beginning   income   and unrealized
                                           of period   (loss)    gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                       $18.38     $0.06        $1.71
1999 - Class B Shares                        18.29     (0.04)        1.71
1999 - Class C Shares                        18.30     (0.04)        1.71
1999 - Institutional Shares                  18.37      0.09         1.72
1999 - Service Shares                        18.29      0.05         1.70
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                        21.61      0.10        (2.38)
1999 - Class B Shares                        21.57     (0.05)       (2.35)
1999 - Class C Shares                        21.59     (0.05)       (2.34)
1999 - Institutional Shares                  21.65      0.19        (2.38)
1999 - Service Shares                        21.62      0.03        (2.31)
------------------------------------------------------------------------------
1998 - Class A Shares (commenced August
 15, 1997)                                   23.63      0.09         0.76
1998 - Class B Shares (commenced August
 15, 1997)                                   23.63      0.06         0.74
1998 - Class C Shares (commenced August
 15, 1997)                                   23.63      0.06         0.76
1998 - Institutional Shares                  18.73      0.16         5.66
1998 - Service Shares (commenced July 18,
 1997)                                       23.01      0.09         1.40
------------------------------------------------------------------------------
1997 - Institutional Shares                  15.91      0.24         3.77
------------------------------------------------------------------------------
For the Period Ended January 31,
1996 - Institutional Shares (commenced
 August 1, 1995)                             15.00      0.13         0.90
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B



     Distributions to shareholders
 --------------------------------------
              In excess                 Net increase                        Net assets   Ratio of
  From net      of net                   (decrease)  Net asset              at end of  net expenses
 investment   investment    From net    in net asset value, end  Total        period    to average
   income       income   realized gains    value     of period  return/b/   (in 000s)   net assets
---------------------------------------------------------------------------------------------------
    $  --       $  --        $(1.73)       $ 0.04      $18.42     9.04%d     $49,081       1.29%c
       --          --         (1.73)        (0.06)      18.23     8.53d       31,824       2.04c
       --          --         (1.73)        (0.06)      18.24     8.52d        9,807       2.04c
       --          --         (1.73)         0.08       18.45     9.26d      190,549       0.89c
       --          --         (1.73)         0.02       18.31     8.97d          190       1.39c
---------------------------------------------------------------------------------------------------
    (0.07)         --         (0.88)        (3.23)      18.38   (10.48)       70,578       1.33
       --          --         (0.88)        (3.28)      18.29   (11.07)       37,821       1.93
    (0.02)         --         (0.88)        (3.29)      18.30   (11.03)       10,800       1.93
    (0.21)         --         (0.88)        (3.28)      18.37   (10.07)      196,512       0.87
    (0.17)         --         (0.88)        (3.33)      18.29   (10.48)          289       1.37
---------------------------------------------------------------------------------------------------
    (0.06)      (0.04)        (2.77)        (2.02)      21.61     3.42d       90,588       1.35c
    (0.09)         --         (2.77)        (2.06)      21.57     3.17d       28,743       1.85c
    (0.09)         --         (2.77)        (2.04)      21.59     3.27d        6,445       1.85c
    (0.13)         --         (2.77)         2.92       21.65    30.86       236,440       0.85
    (0.11)         --         (2.77)        (1.39)      21.62     6.30d            8       1.35c
---------------------------------------------------------------------------------------------------
    (0.24)      (0.93)        (0.02)         2.82       18.73    25.63       145,253       0.85
---------------------------------------------------------------------------------------------------
    (0.12)         --            --          0.91       15.91     6.89d      135,671       0.85c
---------------------------------------------------------------------------------------------------

                                              Ratios assuming no
                                              expense limitations
                                          --------------------------
                               Ratio of
                                  net
                               investment                Ratio of
                                income     Ratio of   net investment
                               (loss) to  expenses to income (loss)  Portfolio
                              average net average net to average net turnover
                                assets      assets        assets       rate
------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares             0.43%c     1.37%c        0.35%c      68.84%d
1999 - Class B Shares            (0.33)c     2.12c        (0.41)c      68.84d
1999 - Class C Shares            (0.34)c     2.12c        (0.42)c      68.84d
1999 - Institutional Shares       0.79c      0.97c         0.71c       68.84d
1999 - Service Shares             0.38c      1.47c         0.30c       68.84d
------------------------------------------------------------------------------
For the Years Ended January
 31,
1999 - Class A Shares             0.38       1.41          0.30        92.18
1999 - Class B Shares            (0.22)      2.01         (0.30)       92.18
1999 - Class C Shares            (0.22)      2.01         (0.30)       92.18
1999 - Institutional Shares       0.83       0.95          0.75        92.18
1999 - Service Shares             0.32       1.45          0.24        92.18
------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced August 15, 1997)      0.33c      1.47c         0.21c       62.60
1998 - Class B Shares
 (commenced August 15, 1997)     (0.20)c     1.97c        (0.32)c      62.60
1998 - Class C Shares
 (commenced August 15, 1997)     (0.23)c     1.97c        (0.35)c      62.60
1998 - Institutional Shares       0.78       0.97          0.66        62.60
1998 - Service Shares
 (commenced July 18, 1997)        0.63c      1.43c         0.51c       62.60
------------------------------------------------------------------------------
1997 - Institutional Shares       1.35       0.91          1.29        74.03
------------------------------------------------------------------------------
For the Period Ended January
 31,
1996 - Institutional Shares
 (commenced August 1, 1995)       1.67c      0.98c         1.54c       58.77d
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 SMALL CAP VALUE FUND



                                                    Income (loss) from
                                                  investment operations/a/
                                              --------------------------------

                                      Net asset
                                       value,        Net      Net realized and
                                      beginning  investment      unrealized
                                      of period income (loss)   gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended
 August 31,
1999 - Class A Shares                  $18.51      $(0.05)         $1.34
1999 - Class B Shares                   18.10       (0.12)          1.29
1999 - Class C Shares                   18.12       (0.11)          1.27
1999 - Institutional Shares             18.62          --           1.33
1999 - Service Shares                   18.50       (0.13)          1.39
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                   24.05       (0.06)         (4.48)
1999 - Class B Shares                   23.73       (0.21)         (4.42)
1999 - Class C Shares                   23.73       (0.18)         (4.43)
1999 - Institutional Shares             24.09        0.03          (4.50)
1999 - Service Shares                   24.05       (0.04)         (4.51)
------------------------------------------------------------------------------
1998 - Class A Shares                   20.91        0.14           5.33
1998 - Class B Shares                   20.80       (0.01)          5.27
1998 - Class C Shares (commenced
 August 15, 1997)                       24.69       (0.06)          1.43
1998 - Institutional Shares
 (commenced August 15, 1997)            24.91        0.03           1.48
1998 - Service Shares (commenced
 August 15, 1997)                       24.91       (0.01)          1.48
------------------------------------------------------------------------------
1997 - Class A Shares                   17.29       (0.21)          4.92
1997 - Class B Shares (commenced May
 1, 1996)                               20.79       (0.11)          1.21
------------------------------------------------------------------------------
1996 - Class A Shares                   16.14       (0.23)          1.39
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B






      Distributions to
        shareholders
  ----------------------------

  In excess                   Net increase Net asset             Net assets   Ratio of
    of net                     (decrease)   value,               at end of  net expenses
  investment      From net    in net asset  end of    Total        period    to average
    income     realized gains    value      period   return/b/   (in 000s)   net assets
----------------------------------------------------------------------------------------
    $   --         $   --        $1.29      $19.80     6.97%d     $210,500      1.50%c
        --             --         1.17       19.27     6.46d        37,386      2.25c
        --             --         1.16       19.28     6.40d         8,079      2.25c
        --             --         1.33       19.95     7.14d        27,023      1.10c
        --             --         1.26       19.76     6.81d            57      1.60c
----------------------------------------------------------------------------------------
        --          (1.00)       (5.54)      18.51   (17.37)       261,661      1.50
        --          (1.00)       (5.63)      18.10   (18.00)        42,879      2.25
        --          (1.00)       (5.61)      18.12   (17.91)         8,212      2.25
        --          (1.00)       (5.47)      18.62   (17.04)        15,351      1.13
        --          (1.00)       (5.55)      18.50   (17.41)           261      1.62
----------------------------------------------------------------------------------------
        --          (2.33)        3.14       24.05    26.17        370,246      1.54
        --          (2.33)        2.93       23.73    25.29         42,677      2.29
     (0.34)         (1.99)       (0.96)      23.73     5.51d         5,604      2.09c
     (0.28)         (2.05)       (0.82)      24.09     6.08d        14,626      1.16c
     (0.31)         (2.02)       (0.86)      24.05     5.91d             2      1.45c
----------------------------------------------------------------------------------------
        --          (1.09)        3.62       20.91    27.28        212,061      1.60
        --          (1.09)        0.01       20.80     5.39d         3,674      2.35c
----------------------------------------------------------------------------------------
        --          (0.01)        1.15       17.29     7.20        204,994      1.41
----------------------------------------------------------------------------------------

                                           Ratios assuming no voluntary
                                                waiver of fees or
                                               expense limitations
                                           -----------------------------------
                              Ratio of                            Ratio of
                           net investment    Ratio of          net investment
                          income (loss) to expenses to          income (loss)         Portfolio
                            average net    average net         to average net         turnover
                               assets         assets                assets              rate
-----------------------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares          (0.35)%c                1.61%c               (0.46)%c    46.95%d
1999 - Class B Shares          (1.10)c                 2.36c                (1.21)c     46.95d
1999 - Class C Shares          (1.10)c                 2.36c                (1.21)c     46.95d
1999 - Institutional
 Shares                         0.05c                  1.21c                (0.06)c     46.95d
1999 - Service Shares          (0.41)c                 1.71c                (0.52)c     46.95d
-----------------------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares          (0.24)                  1.74                 (0.48)      98.46
1999 - Class B Shares          (0.99)                  2.29                 (1.03)      98.46
1999 - Class C Shares          (0.99)                  2.29                 (1.03)      98.46
1999 - Institutional
 Shares                         0.13                   1.17                  0.09       98.46
1999 - Service Shares          (0.47)                  1.66                 (0.51)      98.46
-----------------------------------------------------------------------------------------------
1998 - Class A Shares          (0.28)                  1.76                 (0.50)      84.81
1998 - Class B Shares          (0.92)                  2.29                 (0.92)      84.81
1998 - Class C Shares
 (commenced August
 15, 1997)                     (0.79)c                 2.09c                (0.79)c     84.81
1998 - Institutional
 Shares (commenced
 August 15, 1997)               0.27c                  1.16c                 0.27c      84.81
1998 - Service Shares
 (commenced August 15,
 1997)                         (0.07)c                 1.45c                (0.07)c     84.81
-----------------------------------------------------------------------------------------------
1997 - Class A Shares          (0.72)                  1.85                 (0.97)      99.46
1997 - Class B Shares
 (commenced May 1, 1996)       (1.63)c                 2.35c                (1.63)c     99.46
-----------------------------------------------------------------------------------------------
1996 - Class A Shares          (0.59)                  1.66                 (0.84)      57.58
-----------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 CORE LARGE CAP VALUE FUND

 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the Index.

                      Private Account    Private Account    Private Account   Private Account
                       Net Composite       Net Composite      Net Composite    Net Composite  Russell
                        Performance        Performance        Performance       Performance     1000
                     (including Class A (including Class B (including Class C   (excluding     Value
                       sales charge)      sales charge)      sales charge)    sales charges)   Index
-----------------------------------------------------------------------------------------------------
  1998                      5.27%              6.40%             10.40%            11.40%      15.64%
  1997                     25.30%             27.59%             31.59%            32.59%      35.18%
  1996                     19.46%             21.41%             25.41%            26.41%      21.64%
  1995                     30.34%             32.92%             36.92%            37.92%      38.35%
  1994                    (7.55)%            (7.06)%            (3.14)%           (2.17)%     (2.01)%
  1993                     10.48%             11.90%             15.90%            16.90%      18.12%
  8/1/92 - 12/31/92       (0.41)%              0.39%              4.39%             5.39%       4.01%
-----------------------------------------------------------------------------------------------------

                                             Average Annual Total Return for
                                                           the
                                                  Period Ended 12/31/98
                                                                      Since
                                                                    Inception
                                             1 Year 3 Years 5 Years (8/1/92)
-----------------------------------------------------------------------------
  Private Account Net Composite Performance
   (including Class A sales charge)           5.27% 20.82%  18.92%   18.67%
  Private Account Net Composite Performance
   (including Class B sales charge)           6.40% 22.61%  20.11%   19.30%
  Private Account Net Composite Performance
   (including Class C sales charge)          10.40% 23.13%  20.30%   19.30%
  Private Account Net Composite Performance
   (excluding sales charges)                 11.40% 23.13%  20.30%   19.30%
  Russell 1000 Value Index                   15.64% 23.88%  20.85%   19.68%
-----------------------------------------------------------------------------

 The Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes real-ized and unrealized gains and losses plus income, as recommended by the Association for Investment Management and Research ("AIMR"). The composite performance is net of applicable investment management fees, brokerage com-missions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the CORE Large Cap Value Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annualized total return is neither time-weighted nor asset-weighted and is determined for specified periods by com-puting the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

 Performance reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns presented reflect the reinvestment of dividends and other earnings. The weighted-average expenses of the private accounts used in calculating the Investment Adviser's net composite performance data were 0.59% annualized, which are lower than the estimated expenses of Class A, Class B and Class C Shares of the CORE Large Cap Value Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts

                                                                      APPENDIX C

 would have been lower if they had been subject to the expenses of the CORE Large Cap Value Fund. In addition, the private accounts are not subject to the same diversification requirements, specific tax restrictions and invest-ment limitations imposed on the CORE Large Cap Value Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the fed-eral securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 STRATEGIC GROWTH FUND

 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the Index.

         Private Account    Private Account    Private Account   Private Account
          Net Composite       Net Composite      Net Composite    Net Composite
           Performance        Performance        Performance       Performance
        (including Class A (including Class B (including Class C   (excluding    S&P 500
          sales charge)      sales charge)      sales charge)    sales charges)   Index
----------------------------------------------------------------------------------------
  1998        27.91%             30.35%             34.35%           35.35%      28.57%
  1997        33.37%             36.14%             40.14%           41.14%      33.37%
  1996        15.12%             16.79%             20.79%           21.79%      22.95%
  1995        21.02%             23.07%             27.07%           28.07%      37.58%
  1994        -7.11%             -6.69%             -2.69%           -1.69%       1.32%
  1993        10.66%             12.10%             16.10%           17.10%      10.08%
  1992         3.21%              4.22%              8.22%            9.22%       7.62%
  1991        29.88%             32.44%             36.44%           37.44%      30.47%
  1990       -14.31%            -14.32%            -10.32%           -9.32%      -3.05%
  1989        26.46%             28.82%             32.82%           33.82%      31.70%
  1988       16.83v%             18.63%             22.63%           23.63%      16.61%
  1987        -0.45%              0.34%              4.34%            5.34%       5.25%
  1986        12.44%             13.99%             17.99%           18.99%      18.67%
  1985        30.39%             32.98%             36.98%           37.98%      31.73%
  1984        2.55v%              3.52%              7.52%            8.52%       6.19%
  1983        27.02%             29.41%             33.41%           34.41%      22.56%
  1982        27.04%             29.43%             33.43%           34.43%      21.55%
  1981        -4.54%             -3.98%              0.02%            1.02%      -4.97%
----------------------------------------------------------------------------------------

                                                                      APPENDIX D


                                      Average Annual Total Return for the
                                             Period Ended 12/31/98
                                                                     Since
                                                                   Inception
                                   1 Year 3 Years 5 Years 10 Years (1/1/81)
----------------------------------------------------------------------------
  Private Account Net Composite
   Performance
   (including Class A sales
   charge)                         27.91% 30.01%  22.56%   19.43%   19.57%
  Private Account Net Composite
   Performance
   (including Class B sales
   charge)                         30.35% 32.07%  23.37%   20.11%   19.96%
  Private Account Net Composite
   Performance
   (including Class C sales
   charge)                         34.35% 32.51%  23.98%   20.11%   19.96%
  Private Account Net Composite
   Performance
   (excluding sales charges)       35.35% 32.51%  23.98%   20.11%   19.96%
  S&P 500 Index                    28.57% 28.23%  24.06%   19.22%   16.94%
----------------------------------------------------------------------------

 The Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes real-ized and unrealized gains and losses plus income, as recommended by the Association for Investment Management and Research ("AIMR"). The composite performance is net of applicable investment management fees, brokerage com-missions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the Strategic Growth Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identi-cal time periods.

 Performance reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns presented reflect the reinvestment of dividends and other earnings. The weighted-average expenses of the private accounts used in calculating the Investment Adviser's net composite performance data were 0.76% annualized, which are lower than the estimated expenses of Class A, Class B and Class C Shares of the Strategic Growth Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the Stra-tegic Growth Fund. In addition, the private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Advis-er's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs Balanced
         Fund
       5 Goldman Sachs Growth and
         Income Fund
       6 Goldman Sachs CORE Large
         Cap Value Fund
       7 Goldman Sachs CORE U.S.
         Equity Fund
       8 Goldman Sachs CORE Large
         Cap Growth Fund
       9 Goldman Sachs CORE Small
         Cap Equity Fund
      10 Goldman Sachs Capital
         Growth Fund
      11 Goldman Sachs Strategic
         Growth Fund
      12 Goldman Sachs Growth
         Opportunities Fund
      13 Goldman Sachs Mid Cap
         Value Fund
      14 Goldman Sachs Small Cap
         Value Fund
      15 Goldman Sachs Large Cap Value Fund

  16 Other Investment
     Practices and
     Securities
  20 Principal Risks of the
     Funds
  24 Fund Performance
  34 Fund Fees and Expenses
  51 Service Providers
  59 Dividends
  61 Shareholder Guide
      61 How To Buy Shares
      70 How To Sell Shares
  80 Taxation
  82 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
 104 Appendix B
     Financial Highlights
 147 Appendix C
     CORE Large Cap Value
     Fund-Prior Performance
     of Similarly Advised
     Accounts of the
     Investment Adviser
 150 Appendix D
     Strategic Growth Fund-
     Prior Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser

Domestic Equity Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                      [LOGO OF GOLDMAN SACHS APPEARS HERE]

        The Funds' investment company registration number is 811-5349.

             CORE/SM/ is a service mark of Goldman, Sachs & Co.

511044
EQDOMPROABC

  Prospectus

  GOLDMAN SACHS DOMESTIC EQUITY FUNDS

Institutional
Shares

November 30, 1999

 .Goldman Sachs
 Balanced Fund

 .Goldman Sachs
 Growth and
 Income Fund

 .Goldman Sachs
 CORE SM
 Large Cap Value
  Fund

 .Goldman Sachs
 CORE SM U.S.
 Equity Fund

 .Goldman Sachs
 CORE SM Large
 Cap Growth
 Fund

 .Goldman Sachs
 CORE SM Small
 Cap Equity
 Fund

 .Goldman Sachs
 Capital Growth
 Fund

 .Goldman Sachs
 Strategic
 Growth Fund

 .Goldman Sachs
 Growth
 Opportunities
 Fund

 .Goldman Sachs
 Mid Cap Value
 Fund (formerly
 Mid
 Cap Equity)

 .Goldman Sachs
 Small Cap
 Value Fund

 .Goldman Sachs
 Large Cap
 Value Fund

[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[ART]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy:
 Through intensive, hands-on research our portfolio team seeks to identify:

 1. Attractive valuation opportunities where:
 .The intrinsic value of the business is not reflected in the stock price .The stock price is overdiscounted due to a temporary event

 2. Well-positioned businesses that have:
 .Attractive returns on capital
 .Sustainable earnings and cash flow
 .Strong company management focused on long-term returns to shareholders

 Business quality, conservative valuation, and thoughtful portfolio construc-tion are the key elements of our value approach.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy:
 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

 .Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: stock selection and portfolio construction.

 I. CORE Stock Selection
 The CORE Funds use the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)
 .Research (fundamental research ratings of Goldman Sachs and other analysts)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

 II. CORE Portfolio Construction
 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies
 Goldman Sachs
 Balanced Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital and current income

       Benchmarks:  S&P 500 Index and Lehman Brothers Aggregate Bond Index

 Investment Focus:  Large capitalization U.S. stocks and fixed-income securi-
                    ties

 Investment Style:  Asset Allocation, with growth and value (blend) equity components


 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primar-ily to provide current income (including interests in real estate investment trusts ("REITs"), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

 Fixed Income Securities. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. equity securities with an
                      emphasis on undervalued stocks

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund's investment objective.

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large-cap
                      U.S. issuers selling at low to modest valuations

  Investment Style:   Quantitative, applied to large-cap value stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large-cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities

  Investment Style:   Quantitative, applied to large-cap
                      growth and value (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Quantitative, applied to large-cap growth stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

  Investment Style:   Quantitative, applied to small-cap
                      growth and value (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that offer long-term
                      capital appreciation potential

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that are considered to
                      be strategically positioned for consistent long-term growth

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P Midcap 400 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid-capitalization companies

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation


         Benchmark:   Russell Midcap Value Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the capitalization of an issuer decreases below $300 million or increases above $15 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest pri-marily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Value Index


  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities, such as govern-ment, corporate and bank debt obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Large capitalization U.S. equity securities that are
                      believed to be undervalued

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrin-sic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities quoted in foreign currencies.

 Other. The Fund may invest up to 10% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semi-annual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)


 . No specific percentage
  limitation on
  usage;limited only by
  the objectives and
  strategies of the Fund

                                               Growth      CORE       CORE
                                    Balanced and Income Large Cap  U.S. Equity
                                      Fund      Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Practices
Borrowings                           33 1/3    33 1/3     33 1/3     33 1/3
Credit, currency, index, interest
 rate and mortgage swaps*              15        --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps*                          15        15         15         15
Foreign Currency Transactions**        ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Investment Company Securities
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)                  10        10         10         10
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          .           .
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
Warrants and Stock Purchase Rights     .         .          .           .
When-Issued Securities and Forward
 Commitments                           .         .          .           .
------------------------------------------------------------------------------

--Not permitted

  * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

 ** Limited by the amount the Fund invests in foreign securities.
  1 The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  2 The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
  3 The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.

  4 The Funds may purchase and sell call and put options.

  5 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





     CORE          CORE     Capital Strategic    Growth     Mid Cap Small Cap Large Cap
   Large Cap     Small Cap  Growth   Growth   Opportunities  Value    Value     Value
  Growth Fund   Equity Fund  Fund     Fund        Fund       Fund     Fund      Fund
---------------------------------------------------------------------------------------
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3    33 1/3
      --            --        --       --          --         --       --        --
      --            --        --       --          --         --       --        --
       .             .         .        .           .          .        .         .
      15            15        15       15          15         15       15        15
       .             .         .        .           .          .        .         .
       ./2/          ./2/      .        .           .          .        .         .
      --            --        --       --          --         --       --        --
      10            10        10       10          10         10       10        10
      --            --        --       --          --         --       --        --
      --            --        --       --          --         --       --        --
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
      --            --        --       --          --         --       --        --
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3    33 1/3
      --            --        25       25          25         25       25        25
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
---------------------------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage
   limitation on usage;
   limited only by the
   objectives and strategies                 Growth       CORE        CORE
   of the Fund                 Balanced    and Income  Large Cap   U.S. Equity
-- Not permitted                 Fund         Fund     Value Fund     Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts              .            .           ./6/         ./6/
Asset-Backed and Mortgage-
 Backed Securities/7/             .            .           --          --
Bank Obligations/7/               .            .           .            .
Convertible Securities/8/         .            .           .            .
Corporate Debt Obligations/7/     .            .           . /9/        . /9/
Equity Securities               45-65          65+         90+          90+
Emerging Country Securities       10/10/       25/10/      --          --
Fixed Income Securities/11/     35-45/17/      35         10 /9/       10 /9/
Foreign Securities                10/10/       25/10/      . /13/       . /13/
Foreign Government
 Securities/7/                    .            --          --          --
Municipal Securities              .            --          --          --
Non-Investment Grade Fixed
 Income Securities                10/14/       10/15/      --          --
Real Estate Investment Trusts     .            .           .            .
Stripped Mortgage Backed
 Securities/7/                    .            --          --          --
Structured Securities*            .            .           .            .
Temporary Investments            100          100          35           35
U.S. Government Securities/7/     .            .           .            .
Yield Curve Options and
 Inverse Floating Rate
 Securities                       .            --          --          --
------------------------------------------------------------------------------

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 6 The CORE Funds may not invest in European Depository Receipts.

 7 Limited by the amount the Fund invests in fixed-income securities.

 8 Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor's Service, Inc. ("Moody's"). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.

 9 Cash equivalents only.

10 The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth
   Opportunities, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.

11 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).

12 The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment; and (2) fixed-income securities.

13 Equity securities of foreign issuers must be traded in the United States.

14 Must be at least BB or B by Standard & Poor's or Ba or B by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     Capital   Strategic     Growth     Mid Cap   Small Cap  Large Cap
 Large Cap    Small Cap  Growth     Growth    Opportunities  Value      Value      Value
Growth Fund  Equity Fund  Fund       Fund         Fund       Fund       Fund       Fund
------------------------------------------------------------------------------------------
     . /6/        . /6/     .          .            .          .          .          .
     --          --         .          .            .          .          .          .
     .            .         .          .            .          .          .          .
     .            .         .          .            .          .          .          .
     . /9/        . /9/     .          .            .          .          .          .
     90+         90+       90+        90+          90+        65+        65+        90+
     --          --        10/10/     10/10/       10/10/     25/10/     25/10/     --
    10 /9/       10 /9/     .          .            .         35         35/12/     10
     . /13/       . /13/   10/10/     10/10/       10/10/     25/10/     25/10/     25
     --          --        --         --           --         --         --         --
     --          --        --         --           --         --         --         --
     --          --        10/15/     10/15/       10/15/     10/16/     35/15/     10/15/
     .            .         .          .            .          .          .          .
     --          --        --         --           --         --         --         --
     .            .         .          .            .          .          .          .
     35          35        100        100          100        100        100        100
     .            .         .          .            .          .          .          .
     --          --        --         --           --         --         --         --
------------------------------------------------------------------------------------------

15 Limited by the amount the Fund invests in fixed-income securities. May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

16 Must be B or higher by Standard & Poor's or B or higher by Moody's.

17 The Balanced Fund invests at least 25% of its total assets in fixed-income senior securities; the remainder is invested in other fixed-income securi-ties and cash.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




                                              CORE                  CORE       CORE
                                   Growth     Large      CORE      Large      Small
                                    and        Cap       U.S.       Cap        Cap
 .Applicable           Balanced     Income     Value     Equity     Growth     Equity
--Not applicable        Fund        Fund      Fund       Fund       Fund       Fund
------------------------------------------------------------------------------------
Credit/Default           .           .          .         .          .          .
Foreign                  .           .          .         .          .          .
Emerging Countries       .           .          .         .          .          .
Small Cap/REIT           --          --        --         --         --         .
Stock                    .           .          .         .          .          .
Derivatives              .           .          .         .          .          .
Interest Rate            .           .          .         .          .          .
Management               .           .          .         .          .          .
Market                   .           .          .         .          .          .
Liquidity                .           .          .         .          .          .
Other                    .           .          .         .          .          .
------------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS






                                                           Mid            Small           Large
 Capital      Strategic              Growth                Cap             Cap             Cap
 Growth        Growth             Opportunities           Value           Value           Value
  Fund          Fund                  Fund                Fund            Fund            Fund
-----------------------------------------------------------------------------------------------
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   --            --                    --                   .               .              --
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
-----------------------------------------------------------------------------------------------

All Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Insti-tutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limi-tations in effect. If expense limitations were not in place, a Fund's per-formance would have been reduced. The Large Cap Value Fund commenced opera-tions as of the date of this Prospectus. The CORE Large Cap Value, Strategic Growth and Growth Opportunities Funds commenced operations on December 31, 1998, May 24, 1999 and May 24, 1999, respectively. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

                                                                FUND PERFORMANCE

Balanced Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was
 0.94%.

 Best Quarter
 Q4 "98  +8.12%

 Worst Quarter
 Q3 "98  -8.69%

                                                        [BAR GRAPH APPEARS HERE]

                                                                  1998
                                                                  ----
                                                                  3.90%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year Since Inception
 -----------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)   3.90%      4.23%
  S&P 500 Index*                            28.57%     24.80%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.67%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was -
 2.00%.

 Best Quarter
 Q2 '97  +15.24%

 Worst Quarter
 Q3 '98  -16.86%

                                                        [BAR GRAPH APPEARS HERE]

                                                             1997       1998
                                                             -----      -----
                                                             28.44%      3.90%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year  Since Inception
 -----------------------------------------------------------------
  Institutional Shares (Inception 6/3/96)  (4.98)%     14.35%
  S&P 500 Index*                            28.57%     28.82%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE U.S. Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was
 6.73%.

 Best Quarter
 Q4 "98  +21.60%

 Worst Quarter
 Q3 "98  -14.57%

                                                     [BAR GRAPH APPEARS HERE]

                                                    1996       1997       1998
                                                    -----      -----      -----
                                                    22.09%     32.67%     21.95%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year Since Inception
 -----------------------------------------------------------------
  Institutional Shares (Inception 6/15/95)  21.95%     26.23%
  S&P 500 Index*                            28.57%     28.75%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was
 9.58%.

 Best Quarter
 Q4 "98  +25.61%

 Worst Quarter
 Q3 "98  -13.87%


                                                        [BAR GRAPH APPEARS HERE]

                                                                   1998
                                                                   -----
                                                                   30.64%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year Since Inception
 ----------------------------------------------------------------
  Institutional Shares (Inception 5/1/97)  30.64%     31.98%
  Russell 1000 Growth Index*               38.72%     36.81%
 ----------------------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE Small Cap Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was
 1.58%.

 Best Quarter
 Q4 "98  +14.48%

 Worst Quarter
 Q3 "98  -24.25%

                                                        [BAR GRAPH APPEARS HERE]

                                                                   1998
                                                                   -----
                                                                   -5.63%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year  Since Inception
 ------------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)  (5.63)%      1.44%
  Russell 2000 Index*                       (2.55)%      2.84%
 ------------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was
 5.89%.

 Best Quarter
 Q4 '98  +24.46%

 Worst Quarter
 Q3 '98  -11.40%

                                                        [BAR GRAPH APPEARS HERE]

                                                                   1998
                                                                   -----
                                                                   34.34%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year Since Inception
 -----------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)  34.34%     30.00%
  S&P 500 Index*                            28.57%     24.80%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Mid Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was -
 1.61%.

 Best Quarter
 Q2 '97  +19.64%

 Worst Quarter
 Q3 '98  -20.78%

                                                      [BAR GRAPH APPEARS HERE]

                                                     1996       1997       1998
                                                    -----      -----      -----
                                                    21.34%     36.04%     -5.43%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year  Since Inception
 -----------------------------------------------------------------
  Institutional Shares (Inception 8/1/95)  (5.43)%     15.53%
  Russell Midcap Value Index*                5.10%     19.73%
  Russell Midcap Index**                    10.09%     18.95%
 -----------------------------------------------------------------

 * The Russell Midcap Value Index, an unmanaged index of common stock prices, is replacing the Russell Midcap Index as the Mid Cap Value Fund's perfor-mance benchmark. The Russell Midcap Value Index includes more value-ori-ented stocks and, therefore, is expected to be a better benchmark compari-son for the Fund's performance. The Index figures do not reflect any fees or expenses.

** The Russell Midcap Index is an unmanaged index of common stock prices. The
   Index figures do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September
 30, 1999 was
 0.21%.

 Best Quarter
 Q4 '98  +13.43%

 Worst Quarter
 Q3 '98  -32.16%

                                                        [BAR GRAPH APPEARS HERE]

                                                                  1998
                                                                  -----
                                                                 -16.56%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998     1 Year  Since Inception
 -------------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)  (16.56)%     (7.50)%
  Russell 2000 Value Index *                 (6.44)%       2.50%
  Russell 2000 Index **                      (2.55)%       2.84%
 -------------------------------------------------------------------

 * The Russell 2000 Value Index, an unmanaged index of common stock prices, is replacing the Russell 2000 Index as the Small Cap Value Fund's performance benchmark. The Russell 2000 Value Index includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Index figures do not reflect any fees or expenses.

** The Russell 2000 Index is an unmanaged index of common stock prices. The
   Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.


                                                                                                              CORE
                                                                                               Growth and   Large Cap      CORE
                                                                                    Balanced     Income       Value     U.S. Equity
                                                                                      Fund        Fund        Fund         Fund
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases                                      None        None         None         None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           None        None         None         None
Redemption Fees                                                                       None        None         None         None
Exchange Fees                                                                         None        None         None         None
Annual Fund Operating Expenses (expenses that are deducted from  Fund assets):1
Management Fees2                                                                     0.65%       0.70%        0.60%        0.75%
Distribution and Service Fees                                                         None        None         None         None
Other Expenses3                                                                      0.27%       0.10%        0.21%        0.09%
-----------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses*                                                       0.92%       0.80%        0.81%        0.84%
-----------------------------------------------------------------------------------------------------------------------------------

See page 36 for all other footnotes.

  * As a result of current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                                                              CORE
                                                                                               Growth and   Large Cap      CORE
                                                                                    Balanced     Income       Value     U.S. Equity
                                                                                      Fund        Fund        Fund         Fund
 ----------------------------------------------------------------------------------------------------------------------------------
  Annual Fund Operating Expenses (expenses that are deducted from Fund assets):1
  Management Fees2                                                                   0.65%       0.70%        0.60%        0.70%
  Distribution and Services Fees                                                      None        None         None         None
  Other Expenses3                                                                    0.05%       0.09%        0.04%        0.04%
 ----------------------------------------------------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers and expense limitations)      0.70%       0.79%        0.64%        0.74%
 ----------------------------------------------------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES






    CORE        CORE
  Large Cap   Small Cap    Capital    Strategic      Growth       Mid Cap    Small Cap   Large Cap
   Growth      Equity      Growth      Growth     Opportunities    Value       Value       Value
    Fund        Fund        Fund        Fund          Fund         Fund        Fund        Fund
--------------------------------------------------------------------------------------------------
    None        None        None        None          None         None        None        None
    None        None        None        None          None         None        None        None
    None        None        None        None          None         None        None        None
    None        None        None        None          None         None        None        None

    0.75%       0.85%       1.00%       1.00%         1.00%        0.75%       1.00%       0.75%
    None        None        None        None          None         None        None        None
    0.11%       0.42%       0.07%       2.41%         2.70%        0.22%       0.21%       1.01%
--------------------------------------------------------------------------------------------------
    0.86%       1.27%       1.07%       3.41%         3.70%        0.97%       1.21%       1.76%
--------------------------------------------------------------------------------------------------










    CORE        CORE
  Large Cap   Small Cap    Capital    Strategic      Growth       Mid Cap    Small Cap   Large Cap
   Growth      Equity      Growth      Growth     Opportunities    Value       Value       Value
    Fund        Fund        Fund        Fund          Fund         Fund        Fund        Fund
--------------------------------------------------------------------------------------------------

    0.60%       0.85%       1.00%       1.00%         1.00%        0.75%       1.00%       0.75%
    None        None        None        None          None         None        None        None
    0.04%       0.08%       0.04%       0.04%         0.04%        0.14%       0.10%       0.10%
--------------------------------------------------------------------------------------------------
    0.64%       0.93%       1.04%       1.04%         1.04%        0.89%       1.10%       0.85%
--------------------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Fund's operating expenses for the current fiscal year have been annualized for the seven-month period (February 1, 1999 through August 31, 1999). The operating expenses for the Strategic Growth, Growth Opportunities and Large Cap Value Funds are estimated for the current year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively, of such Funds' average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.60%, respec-tively, of such Funds' average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses"(excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's aver-age daily net assets:

                   Other
Fund              Expenses
--------------------------
Balanced           0.01%
Growth and
  Income           0.05%
CORE Large Cap
  Value            0.00%
CORE U.S. Equity   0.00%
CORE Large Cap
  Growth           0.00%
CORE Small Cap
  Equity           0.04%
Capital Growth     0.00%
Strategic Growth   0.00%
Growth
  Opportunities    0.00%
Mid Cap Value      0.10%
Small Cap Value    0.06%
Large Cap Value    0.06%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institu-tional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                   1 Year 3 Years 5 Years 10 Years
------------------------------------------------------
Balanced                $ 94  $  293   $509    $1,131
------------------------------------------------------
Growth and Income       $ 82  $  255   $444    $  990
------------------------------------------------------
CORE Large Cap Value    $ 83  $  259   $450    $1,002
------------------------------------------------------
CORE U.S. Equity        $ 86  $  268   $466    $1,037
------------------------------------------------------
CORE Large Cap Growth   $ 88  $  274   $477    $1,061
------------------------------------------------------
CORE Small Cap Equity   $129  $  403   $697    $1,534
------------------------------------------------------
Capital Growth          $109  $  340   $590    $1,306
------------------------------------------------------
Strategic Growth        $344  $1,048    N/A       N/A
------------------------------------------------------
Growth Opportunities    $372  $1,132    N/A       N/A
------------------------------------------------------
Mid Cap Value           $ 99  $  309   $536    $1,190
------------------------------------------------------
Small Cap Value         $123  $  384   $665    $1,466
------------------------------------------------------
Large Cap Value         $179  $  554    N/A       N/A
------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return such customers real-ize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other com-pensation in connection with the sale and distribution of Institutional Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Fund
 ---------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
  32 Old Slip                                    Growth and Income
  New York, New York 10005                       CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Large Cap Value
 ---------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  32 Old Slip                                    Capital Growth
  New York, New York 10005
 ---------------------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM and GSFM. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Del-aware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offer-ing. As of September 30, 1999, GSAM and GSFM, along with other units of IMD, have assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

                                                               SERVICE PROVIDERS


 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                            Actual Rate
                                          For the Fiscal
                                           Period  Ended
                         Contractual Rate August  31, 1999
 ---------------------------------------------------------
  GSAM:
 ---------------------------------------------------------
  Balanced                     0.65%            0.65%
 ---------------------------------------------------------
  Growth and Income            0.70%            0.70%
 ---------------------------------------------------------
  CORE Large Cap Value         0.60%            0.60%
 ---------------------------------------------------------
  CORE Large Cap Growth        0.75%            0.60%
 ---------------------------------------------------------
  CORE Small Cap Equity        0.85%            0.85%
 ---------------------------------------------------------
  Strategic Growth             1.00%            1.00%
 ---------------------------------------------------------
  Growth Opportunities         1.00%            1.00%
 ---------------------------------------------------------
  Mid Cap Value                0.75%            0.75%
 ---------------------------------------------------------
  Small Cap Value              1.00%            1.00%
 ---------------------------------------------------------
  Large Cap Value              0.75%            N/A
 ---------------------------------------------------------
  GSFM:
 ---------------------------------------------------------
  CORE U.S. Equity             0.75%            0.70%
 ---------------------------------------------------------
  Capital Growth               1.00%            1.00%
 ---------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

--------------------------------------------------------------------------------
Value Team

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
-------------------------------------------------------------------------------
 Eileen A.        Portfolio           Since    Ms. Aptman joined the Investment
 Aptman           Manager--           1996     Adviser as a research analyst in
 Vice President   Mid Cap Value       1997     1993. She became a portfolio
                  Small Cap Value              manager in 1996.
-------------------------------------------------------------------------------
 Matthew B.       Portfolio           Since    Mr. McLennan joined the
 McLennan         Manager--           1996     Investment Adviser as a research
 Vice President   Small Cap Value     1998     analyst in 1995 and became a
                  Mid Cap Value                portfolio manager in 1996. From
                                               1994 to 1995, he worked in the
                                               Investment Banking Division of
                                               Goldman Sachs in Australia. From
                                               1991 to 1994, Mr. McLennan
                                               worked at Queensland Investment
                                               Corporation in Australia.
-------------------------------------------------------------------------------
 Eileen Rominger  Senior Portfolio    Since    Ms. Rominger joined the
 Managing         Manager-- Growth    1999     Investment Adviser as a senior
 Director         and Income          1999     portfolio manager in 1999. From
                  Mid Cap Value       1999     1981 to 1999, she worked at
                  Small Cap Value     1999     Oppenheimer Capital, most
                  Large Cap Value     1999     recently as a senior portfolio
                  Balanced                     manager.
                  (Equity)
-------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
---------------------------------------------------------------------------
 Karma Wilson     Portfolio           Since    Ms. Wilson joined the
 Vice President   Manager--           1998     Investment Adviser as a
                  Balanced            1998     portfolio manager in 1994.
                  (Equity)            1998     Prior to 1994, she was an
                  Growth and          1999     investment analyst with
                  Income                       Bankers Trust Australia Ltd.
                  Mid Cap Value
                  Large Cap Value
---------------------------------------------------------------------------

 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department

 .More than $23 billion in equities currently under management

--------------------------------------------------------------------------------
Quantitative Equity Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 Melissa Brown         Senior Portfolio Manager--    Since      Ms. Brown joined the
 Vice President        CORE Large Cap Value          1998       Investment Adviser as a
                       CORE U.S. Equity              1998       portfolio manager in
                       CORE Large Cap Growth         1998       1998. From
                       CORE Small Cap Equity         1998       1984 to 1998, she was
                                                                the
                                                                director of Quantitative
                                                                Equity Research and
                                                                served on the Investment
                                                                Policy Committee at
                                                                Prudential Securities.
------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--    Since      Mr. Clark joined the
 Managing              CORE U.S. Equity              1996       Investment Adviser as a
 Director              CORE Large Cap Growth         1997       portfolio manager in the
                       CORE Small Cap Equity         1997       quantitative equity
                       CORE Large Cap Value          1998       management team in 1992.
------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--    Since      Mr. Jones joined the
 Managing              CORE U.S. Equity              1991       Investment Adviser as a
 Director              CORE Large Cap Growth         1997       portfolio manager in
                       CORE Small Cap Equity         1997       1989.
                       CORE Large Cap Value          1998
------------------------------------------------------------------------------------------
 Victor H.             Senior Portfolio Manager--    Since      Mr. Pinter joined the
 Pinter                CORE U.S. Equity              1996       Investment Adviser as a
 Vice President        CORE Large Cap Growth         1997       research analyst in
                       CORE Small Cap Equity         1997       1990. He became a
                       CORE Large Cap Value          1998       portfolio manager in
                                                                1992.
------------------------------------------------------------------------------------------

 Growth Equity Investment Team
 .18 year consistent investment style applied through diverse and complete market cycles
 .More than $12 billion in equities currently under management
 .More than 250 client account relationships
 .A portfolio management and analytical team with more than 150 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 George D. Adler       Senior Portfolio Manager--    Since      Mr. Adler joined the
 Vice President        Balanced (Equity)             1997       Investment Adviser as a
                       Capital Growth                1997       portfolio manager in
                       Strategic Growth              1999       1997. From 1990 to 1997,
                       Growth Opportunities          1999       he was a portfolio
                                                                manager at Liberty
                                                                Investment Management,
                                                                Inc. ("Liberty").
------------------------------------------------------------------------------------------
 Steve Barry           Senior Portfolio Manager--    Since      Mr. Barry joined the
 Vice President        Growth Opportunities          1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1999. From 1988 to 1999,
                                                                he was a portfolio
                                                                manager at Alliance
                                                                Capital Management.
------------------------------------------------------------------------------------------
 Robert G.             Senior Portfolio Manager--    Since      Mr. Collins joined the
 Collins               Capital Growth                1997       Investment Adviser as
 Vice President        Balanced (Equity)             1998       portfolio manager and
                       Strategic Growth              1999       Co-Chair of the Growth
                       Growth Opportunities          1999       Equity Investment
                                                                Committee in 1997. From
                                                                1991 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty. His past
                                                                experience includes work
                                                                as a special situations
                                                                analyst with
                                                                Raymond James &
                                                                Associates for
                                                                five years.
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Capital Growth                1997       Investment Adviser as a
 Managing              Balanced (Equity)             1998       senior portfolio manager
 Director              Strategic Growth              1999       and Chief Investment
                       Growth Opportunities          1999       Officer of the Growth
                                                                Equity team in 1997.
                                                                From 1994 to 1997, he
                                                                was the Chief Investment
                                                                Officer and Chairman of
                                                                Liberty. He was a
                                                                portfolio manager and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 Gregory H.            Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Ekizian               Capital Growth                1997       Investment Adviser as
 Vice President        Balanced (Equity)             1998       portfolio manager and
                       Strategic Growth              1999       Co-Chair of the Growth
                       Growth Opportunities          1999       Equity Investment
                                                                Committee in 1997. From
                                                                1990 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty and its
                                                                predecessor firm, Eagle.
------------------------------------------------------------------------------------------
 Scott Kolar           Portfolio Manager--           Since      Mr. Kolar joined the
 Associate             Capital Growth                1999       Investment Adviser as an
                       Strategic Growth              1999       equity analyst in 1997
                                                                and became a portfolio
                                                                manager in 1999. From
                                                                1994 to 1997, he was an
                                                                equity analyst and
                                                                information systems
                                                                specialist at Liberty.
------------------------------------------------------------------------------------------
 David G. Shell        Senior Portfolio Manager--    Since      Mr. Shell joined the
 Vice President        Capital Growth                1997       Investment Adviser as a
                       Balanced (Equity)             1998       portfolio manager in
                       Strategic Growth              1999       1997. From 1987 to 1997,
                       Growth Opportunities          1999       he was a portfolio
                                                                manager at Liberty and
                                                                its predecessor firm,
                                                                Eagle.
------------------------------------------------------------------------------------------
 Ernest C.             Senior Portfolio Manager--    Since      Mr. Segundo joined the
 Segundo, Jr.          Capital Growth                1997       Investment Adviser as a
 Vice President        Balanced (Equity)             1998       portfolio manager in
                       Strategic Growth              1999       1997. From 1992 to 1997,
                       Growth Opportunities          1999       he was a portfolio
                                                                manager at Liberty.
------------------------------------------------------------------------------------------

 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing inter-est rate anticipation and focusing on security selection and sector alloca-tion

 .The team manages approximately $29 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------
Fixed-Income Portfolio Management Team

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
--------------------------------------------------------------------------------
 Jonathan A.       Senior Portfolio      Since    Mr. Beinner joined the
 Beinner           Manager--             1994     Investment Adviser as a
 Managing          Balanced (Fixed-               portfolio manager in 1990.
 Director and      Income)
 Co-Head U.S.
 Fixed Income
--------------------------------------------------------------------------------
 C. Richard Lucy   Senior Portfolio      Since    Mr. Lucy joined the Investment
 Managing          Manager--             1994     Adviser as a portfolio manager
 Director and      Balanced (Fixed-               in 1992.
 Co-Head U.S.      Income)
 Fixed Income
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group which analyzed these issues and implemented system modifications to prepare for the Year 2000 Problem.

 .The Investment Adviser has either tested with or received assurance from the Fund's other service providers to confirm that they are taking reason-able steps to avoid Year 2000 Problems, and the Investment Adviser contin-ues to monitor the situation.

 .The Investment Adviser has developed broad and comprehensive contingency plans, as well as event management plans that will help manage the Fund through the date change by allowing the Investment Adviser to closely moni-tor and respond to Year 2000-related events as they unfold around the world.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                         Investment     Capital Gains
Fund                   Income Dividends Distributions
-----------------------------------------------------
Balanced                  Quarterly       Annually
-----------------------------------------------------
Growth and Income         Quarterly       Annually
-----------------------------------------------------
CORE Large Cap Value      Quarterly       Annually
-----------------------------------------------------
CORE U.S. Equity           Annually       Annually
-----------------------------------------------------
CORE Large Cap Growth      Annually       Annually
-----------------------------------------------------
CORE Small Cap Equity      Annually       Annually
-----------------------------------------------------
Capital Growth             Annually       Annually
-----------------------------------------------------
Strategic Growth           Annually       Annually
-----------------------------------------------------
Growth Opportunities       Annually       Annually
-----------------------------------------------------
Mid Cap Value              Annually       Annually
-----------------------------------------------------
Small Cap Value            Annually       Annually
-----------------------------------------------------
Large Cap Value            Annually       Annually
-----------------------------------------------------

                                                                       DIVIDENDS


From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?

 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

                                                               SHAREHOLDER GUIDE


 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  .Banks, trust companies or     $1,000,000 in Institutional Shares of a Fund
   other depository              alone or in combination with other assets
   institutions investing for    under the management of GSAM and its affiliates
   their own account or on
   behalf of clients
  .Pension and profit sharing
   plans, pension funds and
   other company-sponsored
   benefit plans
  .State, county, city or any
   instrumentality, department,
   authority or agency thereof
  .Corporations with at least
   $100 million in assets or in
   outstanding publicly traded
   securities
  ."Wrap" account sponsors
   (provided they have an
   agreement covering the
   arrangement with GSAM)
  .Registered investment
   advisers investing for
   accounts for which they
   receive asset-based fees
 -------------------------------------------------------------------------------
  .Individual investors          $10,000,000
  .Qualified non-profit
   organizations, charitable
   trusts, foundations and
   endowments
  .Accounts over which GSAM or
   its advisory affiliates have
   investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

                                                               SHAREHOLDER GUIDE


 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                  (Value of Assets of the Class)
     NAV =         - (Liabilities of the Class)
           ----------------------------------------------
             Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have elected the telephone
                   redemption privilege on your Account Application:
                   .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

                                                               SHAREHOLDER GUIDE

  written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

                                                               SHAREHOLDER GUIDE

 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?

 You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please con-tact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the source and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

                                                                        TAXATION

 TAXES ON SALES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turn-

                                                                      APPENDIX A

 over (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a state-ment of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may

                                                                      APPENDIX A

 be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-rities of many foreign issuers are less liquid and more volatile than secu-rities of comparable domestic issuers. Efforts in foreign countries to reme-diate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Further-more, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of with-holding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                                                                      APPENDIX A


 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest-ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

                                                                      APPENDIX A


 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

                                                                      APPENDIX A


 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund

                                                                      APPENDIX A

 invests in foreign securities, currency exchange rates, or to otherwise man-age their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in inter-est rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash

                                                                      APPENDIX A

 balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to sub-stantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-
 sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments
 in unseasoned compa     -

                                                                      APPENDIX A

 nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other mortgage-backed securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often sub-

                                                                      APPENDIX A

 ject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the under-lying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Yield Curve Options. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is prof-itable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Reverse Repurchase Agreements. Certain Funds may enter into reverse repur-chase agreements. Reverse repurchase agreements involve the sale of securi-ties held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the inter-est income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities. Such securities may pay fixed, variable or float-ing rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass trans-portation, schools, streets and water and sewer works. Other public

                                                                      APPENDIX A

 purposes for which municipal securities may be issued include refunding out-standing obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Munici-pal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal secu-rities and auction rate securities.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit reme-dies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participa-tion, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request). No financial highlights are included for the Large Cap Value Fund because it had no operating history prior to the date of this prospectus.


 BALANCED FUND

                                                          Income from
                                                    investment operations/a/
                                                   -------------------------

                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period   income    gain (loss)
----------------------------------------------------------------------------
For The Seven-Month Period Ended August
 31,
1999 - Class A Shares                     $20.48     $0.32        $(0.19)
1999 - Class B Shares                      20.37      0.22         (0.18)
1999 - Class C Shares                      20.34      0.23         (0.19)
1999 - Institutional Shares                20.48      0.53         (0.35)
1999 - Service Shares                      20.47      1.22         (1.14)
----------------------------------------------------------------------------
For The Years Ended January 31,
1999 - Class A Shares                      20.29      0.58          0.20
1999 - Class B Shares                      20.20      0.41          0.21
1999 - Class C Shares                      20.17      0.41          0.21
1999 - Institutional Shares                20.29      0.64          0.20
1999 - Service Shares                      20.28      0.53          0.21
----------------------------------------------------------------------------
1998 - Class A Shares                      18.78      0.57          2.66
1998 - Class B Shares                      18.73      0.50          2.57
1998 - Class C Shares (commenced August
15, 1997)                                  21.10      0.25          0.24
1998 - Institutional Shares (commenced
August 15, 1997)                           21.18      0.26          0.32
1998 - Service Shares (commenced August
15, 1997)                                  21.18      0.22          0.32
----------------------------------------------------------------------------
1997 - Class A Shares                      17.31      0.66          2.47
1997 - Class B Shares (commenced May 1,
1996)                                      17.46      0.42          2.34
----------------------------------------------------------------------------
1996 - Class A Shares                      14.22      0.51          3.43
----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

                                                                 APPENDIX B





   Distributions to shareholders
-------------------------------------

            In excess                 Net increase                     Net assets   Ratio of
 From net     of net                   (decrease)  Net asset           at end of  net expenses
investment  investment    From net    in net asset value, end  Total     period    to average
  income      income   realized gains    value     of period  returnb  (in 000s)   net assets
----------------------------------------------------------------------------------------------
  $(0.23)     $  --        $  --         $(0.10)     $20.38     0.62%d  $169,395      1.10%c
   (0.15)        --           --          (0.11)      20.26     0.20d     40,515      1.85c
   (0.15)        --           --          (0.11)      20.23     0.18d     11,284      1.85c
   (0.27)        --           --          (0.09)      20.39     0.86d      2,361      0.70c
   (0.18)        --           --          (0.10)      20.37     0.39d         15      1.20c
----------------------------------------------------------------------------------------------
   (0.59)        --           --           0.19       20.48     3.94     192,453      1.04
   (0.45)        --           --           0.17       20.37     3.15      43,926      1.80
   (0.45)        --           --           0.17       20.34     3.14      14,286      1.80
   (0.65)        --           --           0.19       20.48     4.25       8,010      0.73
   (0.55)        --           --           0.19       20.47     3.80         490      1.23
----------------------------------------------------------------------------------------------
   (0.56)        --        (1.16)          1.51       20.29    17.54     163,636      1.00
   (0.42)     (0.02)       (1.16)          1.47       20.20    16.71      23,639      1.76
   (0.22)     (0.04)       (1.16)         (0.93)      20.17     2.49d      8,850      1.77c
   (0.23)     (0.08)       (1.16)         (0.89)      20.29     2.93d      8,367      0.76c
   (0.22)     (0.06)       (1.16)         (0.90)      20.28     2.66d         16      1.26c
----------------------------------------------------------------------------------------------
   (0.66)        --        (1.00)          1.47       18.78    18.59      81,410      1.00
   (0.42)     (0.07)       (1.00)          1.27       18.73    16.22d      2,110      1.75c
----------------------------------------------------------------------------------------------
   (0.50)        --        (0.35)          3.09       17.31    28.10      50,928      1.00
----------------------------------------------------------------------------------------------

c Annualized.

d Not annualized.

e Includes the effect of mortgage dollar roll transactions.

                                                Ratios assuming
                                               no voluntary waiver
                                         of fees or expense limitations
                                         ------------------------------
                             Ratio of                             Ratio of
                          net investment   Ratio of            net investment
                            income to     expenses to            income to           Portfolio
                           average net      average             average net          turnover
                              assets       net assets               assets             ratee
-----------------------------------------------------------------------------------------------
For The Seven-Month
 Period Ended August 31,
1999 - Class A Shares          2.58%c          1.32%c                2.36%c             90.41%d
1999 - Class B Shares          1.83c           2.07c                 1.61c              90.41d
1999 - Class C Shares          1.84c           2.07c                 1.62c              90.41d
1999 - Institutional
Shares                         2.96c           0.92c                 2.74c              90.41d
1999 - Service Shares          2.46c           1.42c                 2.24c              90.41d
-----------------------------------------------------------------------------------------------
For The Years Ended
 January 31,
1999 - Class A Shares          2.90            1.45                  2.49              175.06
1999 - Class B Shares          2.16            2.02                  1.94              175.06
1999 - Class C Shares          2.17            2.02                  1.95              175.06
1999 - Institutional
Shares                         3.22            0.95                  3.00              175.06
1999 - Service Shares          2.77            1.45                  2.55              175.06
-----------------------------------------------------------------------------------------------
1998 - Class A Shares          2.94            1.57                  2.37              190.43
1998 - Class B Shares          2.14            2.07                  1.83              190.43
1998 - Class C Shares
(commenced August 15,
1997)                          2.13c           2.08c                 1.82c             190.43
1998 - Institutional
Shares (commenced August
15, 1997)                      3.13c           1.07c                 2.82c             190.43
1998 - Service Shares
(commenced August 15,
1997)                          2.58c           1.57c                 2.27c             190.43
-----------------------------------------------------------------------------------------------
1997 - Class A Shares          3.76            1.77                  2.99              208.11
1997 - Class B Shares
(commenced May 1, 1996)        2.59c           2.27c                 2.07c             208.11
-----------------------------------------------------------------------------------------------
1996 - Class A Shares          3.65            1.90                  2.75              197.10
-----------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 GROWTH AND INCOME FUND


                                          Income from
                                     investment operationsa  Distributions to shareholders
                                    ------------------------ ------------------------------
                                                     Net
                                                   realized
                          Net asset                  and                In excess
                           value,        Net      unrealized  From net    of net   From net
                          beginning  investment      gain    investment investment realized
                          of period income (loss)   (loss)     income     income    gains
-------------------------------------------------------------------------------------------
For The Seven-Month
 Period Ended August 31,
1999 - Class A Shares      $24.33      $ 0.19       $0.31      $(0.15)     $  --     $  --
1999 - Class B Shares       24.13        0.08        0.31       (0.06)        --        --
1999 - Class C Shares       24.08        0.08        0.30       (0.05)        --        --
1999 - Institutional
 Shares                     24.35        0.34        0.23       (0.20)        --        --
1999 - Service Shares       24.33        0.17        0.32       (0.14)        --        --
-------------------------------------------------------------------------------------------
For The Years Ended
 January 31,
1999 - Class A Shares       25.93        0.20       (1.60)      (0.19)     (0.01)       --
1999 - Class B Shares       25.73        0.02       (1.58)      (0.04)        --        --
1999 - Class C Shares       25.70        0.02       (1.59)      (0.05)        --        --
1999 - Institutional
 Shares                     25.95        0.29       (1.58)      (0.30)     (0.01)       --
1999 - Service Shares       25.92        0.17       (1.58)      (0.17)     (0.01)       --
-------------------------------------------------------------------------------------------
1998 - Class A Shares       23.18        0.11        5.27       (0.11)        --     (2.52)
1998 - Class B Shares       23.10        0.04        5.14          --      (0.03)    (2.52)
1998 - Class C Shares
 (commenced August 15,
 1997)                      28.20       (0.01)       0.06          --      (0.03)    (2.52)
1998 - Institutional
 Shares                     23.19        0.27        5.23       (0.22)        --     (2.52)
1998 - Service Shares       23.17        0.14        5.23       (0.06)     (0.04)    (2.52)
-------------------------------------------------------------------------------------------
1997 - Class A Shares       19.98        0.35        5.18       (0.35)     (0.01)    (1.97)
1997 - Class B Shares
 (commenced May 1, 1996)    20.82        0.17        4.31       (0.17)     (0.06)    (1.97)
1997 - Institutional
 Shares
 (commenced June 3,
 1996)                      21.25        0.29        3.96       (0.30)     (0.04)    (1.97)
1997 - Service Shares
 (commenced March 6,
 1996)                      20.71        0.28        4.50       (0.28)     (0.07)    (1.97)
-------------------------------------------------------------------------------------------
1996 - Class A Shares       15.80        0.33        4.75       (0.30)        --     (0.60)
-------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B



                                                              Ratio of
Net increase                       Net assets   Ratio of   net investment
 (decrease)   Net asset            at end of  net expenses income (loss)
   in net     value, end  Total      period    to average  to average net
 asset value  of period  returnb   (in 000s)   net assets      assets
-------------------------------------------------------------------------
    $ 0.35      $24.68     2.05%d  $  855,174     1.19%c        1.26%c
      0.33       24.46     1.60d      271,912     1.94c         0.51c
      0.33       24.41     1.58d       31,328     1.94c         0.51c
      0.37       24.72     2.32d       32,181     0.79c         1.72c
      0.35       24.68     2.01d       10,008     1.29c         1.16c
-------------------------------------------------------------------------
     (1.60)      24.33    (5.40)    1,122,157     1.22          0.78
     (1.60)      24.13    (6.07)      349,662     1.92          0.09
     (1.62)      24.08    (6.12)       48,146     1.92          0.10
     (1.60)      24.35    (5.00)      173,696     0.80          1.25
     (1.59)      24.33    (5.44)       11,943     1.30          0.72
-------------------------------------------------------------------------
      2.75       25.93    23.71     1,216,582     1.25          0.43
      2.63       25.73    22.87       307,815     1.94         (0.35)
     (2.50)      25.70     0.51d       31,686     1.99c        (0.48)c
      2.76       25.95    24.24        36,225     0.83          0.76
      2.75       25.92    23.63         8,893     1.32          0.32
-------------------------------------------------------------------------
      3.20       23.18    28.42       615,103     1.22          1.60
      2.28       23.10    22.23d       17,346     1.93c         0.15c
      1.94       23.19    20.77d          193     0.82c         1.36c
      2.46       23.17    23.87d        3,174     1.32c         0.94c
-------------------------------------------------------------------------
      4.18       19.98    32.45       436,757     1.20          1.67
-------------------------------------------------------------------------

                          Ratios assuming no voluntary waiver
                             of fees or expense limitations
                          -----------------------------------
                              Ratio of                 Ratio of
                            expenses to             net investment          Portfolio
                            average net            income (loss) to         turnover
                               assets             average net assets          rate
-------------------------------------------------------------------------------------
For The Seven-Month
 Period Ended
 August 31,
1999 - Class A Shares                     1.20%c                    1.25%c    55.43%d
1999 - Class B Shares                     1.95c                     0.50c     55.43d
1999 - Class C Shares                     1.95c                     0.50c     55.43d
1999 - Institutional
 Shares                                   0.80c                     1.71c     55.43d
1999 - Service Shares                     1.30c                     1.15c     55.43d
-------------------------------------------------------------------------------------
For The Years Ended
 January 31,
1999 - Class A Shares                     1.32                      0.68     125.79
1999 - Class B Shares                     1.92                      0.09     125.79
1999 - Class C Shares                     1.92                      0.10     125.79
1999 - Institutional
 Shares                                   0.80                      1.25     125.79
1999 - Service Shares                     1.30                      0.72     125.79
-------------------------------------------------------------------------------------
1998 - Class A Shares                     1.42                      0.26      61.95
1998 - Class B Shares                     1.94                     (0.35)     61.95
1998 - Class C Shares
 (commenced August 15,
 1997)                                    1.99c                    (0.48)c    61.95
1998 - Institutional
 Shares                                   0.83                      0.76      61.95
1998 - Service Shares                     1.32                      0.32      61.95
-------------------------------------------------------------------------------------
1997 - Class A Shares                     1.43                      1.39      53.03
1997 - Class B Shares
 (commenced May 1, 1996)                  1.93c                     0.15c     53.03
1997 - Institutional
 Shares
 (commenced June 3,
 1996)                                    0.82c                     1.36c     53.03
1997 - Service Shares
 (commenced March 6,
 1996)                                    1.32c                     0.94c     53.03
-------------------------------------------------------------------------------------
1996 - Class A Shares                     1.45                      1.42      57.93
-------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE LARGE CAP VALUE FUND


                                                            Income from
                                                      investment operations/a/
                                                     -------------------------

                                           Net asset
                                            value,      Net      Net realized
                                           beginning investment and unrealized
                                           of period   income       gain
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                       $10.15     $0.04        $0.40
1999 - Class B Shares                        10.15      0.01         0.36
1999 - Class C Shares                        10.15      0.01         0.37
1999 - Institutional Shares                  10.16      0.06         0.38
1999 - Service Shares                        10.16      0.02         0.40
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced December
 31, 1998)                                   10.00      0.01         0.14
1999 - Class B Shares (commenced December
 31, 1998)                                   10.00        --         0.15
1999 - Class C Shares (commenced December
 31, 1998)                                   10.00        --         0.15
1999 - Institutional Shares (commenced
 December 31, 1998)                          10.00      0.01         0.15
1999 - Service Shares (commenced December
 31, 1998)                                   10.00      0.02         0.14
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







      Distributions to
        shareholders
  ----------------------------

                                                                    Net assets
   From net                   Net increase Net asset                at end of       Ratio of
  investment      From net    in net asset value, end   Total         period    net expenses  to
    income     realized gains    value     of period  return/b/,/d/ (in 000s)  average net assets/c/
----------------------------------------------------------------------------------------------------
    $(0.04)         $ --         $0.40       $10.55     4.31%        $ 91,072         1.04%
     (0.02)           --          0.35        10.50     3.68           14,464         1.79
     (0.02)           --          0.36        10.51     3.73            8,032         1.79
     (0.05)           --          0.39        10.55     4.35          189,540         0.64
     (0.03)           --          0.39        10.55     4.11               13         1.14
----------------------------------------------------------------------------------------------------
        --            --          0.15        10.15     1.50            6,665         1.08
        --            --          0.15        10.15     1.50              340         1.82
        --            --          0.15        10.15     1.50              268         1.83
        --            --          0.16        10.16     1.60           53,396         0.66
        --            --          0.16        10.16     1.60                2         1.16
----------------------------------------------------------------------------------------------------

                                                  Ratios assuming
                                                no voluntary waiver
                                           of fees or expense limitations
                                           ------------------------------------
                               Ratio of                            Ratio of
                            net investment   Ratio of           net investment
                              income to     expenses to           income to          Portfolio
                             average net    average net          average net         turnover
                               assets/c/      assets/c/             assets/c/          rate/d/
----------------------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares            0.87%                  1.21%                 0.70%    36.10%
1999 - Class B Shares            0.05                   1.96                 (0.12)    36.10
1999 - Class C Shares            0.09                   1.96                 (0.08)    36.10
1999 - Institutional
 Shares                          1.29                   0.81                  1.12     36.10
1999 - Service Shares            0.72                   1.31                  0.55     36.10
----------------------------------------------------------------------------------------------
For the Period Ended
 January 31,
1999 - Class A
 Shares(commenced December
 31, 1998)                       1.45                   8.03                 (5.50)     0.00
1999 - Class B
 Shares(commenced December
 31, 1998)                       0.84                   8.77                 (6.11)     0.00
1999 - Class C
 Shares(commenced December
 31, 1998)                       0.70                   8.78                 (6.25)     0.00
1999 - Institutional
 Shares(commenced December
 31, 1998)                       1.97                   7.61                 (4.98)     0.00
1999 - Service
 Shares(commenced December
 31, 1998)                       2.17                   8.11                 (4.78)     0.00
----------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE U.S. EQUITY FUND


                                                           Income from
                                                     investment operations/a/
                                                    -------------------------

                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period   (loss)    gain (loss)
-----------------------------------------------------------------------------
For The Seven-Month Period Ended August
31,
1999 - Class A Shares                      $32.98     $ 0.03       $1.20
1999 - Class B Shares                       32.50      (0.11)       1.17
1999 - Class C Shares                       32.40      (0.10)       1.16
1999 - Institutional Shares                 33.29       0.11        1.21
1999 - Service Shares                       32.85       0.01        1.19
-----------------------------------------------------------------------------
For The Years Ended January 31,
1999 - Class A Shares                       26.59       0.04        7.02
1999 - Class B Shares                       26.32      (0.10)       6.91
1999 - Class C Shares                       26.24      (0.10)       6.89
1999 - Institutional Shares                 26.79       0.20        7.11
1999 - Service Shares                       26.53       0.06        7.01
-----------------------------------------------------------------------------
1998 - Class A Shares                       23.32       0.11        5.63
1998 - Class B Shares                       23.18       0.11        5.44
1998 - Class C Shares (commenced August
15, 1997)                                   27.48       0.03        1.22
1998 - Institutional Shares                 23.44       0.30        5.65
1998 - Service Shares                       23.27       0.19        5.57
-----------------------------------------------------------------------------
1997 - Class A Shares                       19.66       0.16        4.46
1997 - Class B Shares (commenced May 1,
1996)                                       20.44       0.04        3.70
1997 - Institutional Shares                 19.71       0.30        4.51
1997 - Service Shares (commenced June 7,
1996)                                       21.02       0.13        3.15
-----------------------------------------------------------------------------
1996 - Class A Shares                       14.61       0.19        5.43
1996 - Institutional Shares (commenced
June 15, 1995)                              16.97       0.16        3.23
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B





   Distributions to shareholders
-------------------------------------
                                                                                                    Ratio of
            In excess                 Net increase                       Net assets   Ratio of   net investment
 From net     of net                   (decrease)  Net asset             at end of  net expenses income (loss)
investment  investment    From net    in net asset value, end Total        period    to average    to average
  income      income   realized gains    value     of period  return/b/  (in 000s)   net assets    net assets
---------------------------------------------------------------------------------------------------------------
  $   --      $   --       $   --        $ 1.23      $34.21     3.73%d    $614,310      1.14%c        0.15%c
      --          --           --          1.06       33.56     3.26d      214,087      1.89c        (0.60)c
      --          --           --          1.06       33.46     3.27d       43,361      1.89c        (0.61)c
      --          --           --          1.32       34.61     3.97d      335,465      0.74c         0.54c
      --          --           --          1.20       34.05     3.65d       11,204      1.24c         0.06c
---------------------------------------------------------------------------------------------------------------
   (0.03)      (0.01)       (0.63)         6.39       32.98    26.89       605,566      1.23          0.15
      --          --        (0.63)         6.18       32.50    26.19       152,347      1.85         (0.50)
      --          --        (0.63)         6.16       32.40    26.19        26,912      1.87         (0.53)
   (0.15)      (0.03)       (0.63)         6.50       33.29    27.65       307,200      0.69          0.69
   (0.10)      (0.02)       (0.63)         6.32       32.85    27.00        11,600      1.19          0.19
---------------------------------------------------------------------------------------------------------------
   (0.12)         --        (2.35)         3.27       26.59    24.96       398,393      1.28          0.51
      --       (0.06)       (2.35)         3.14       26.32    24.28        59,208      1.79         (0.05)
      --       (0.14)       (2.35)        (1.24)      26.24     4.85d        6,267      1.78c        (0.21)c
   (0.24)      (0.01)       (2.35)         3.35       26.79    25.76       202,893      0.65          1.16
   (0.07)      (0.08)       (2.35)         3.26       26.53    25.11         7,841      1.15          0.62
---------------------------------------------------------------------------------------------------------------
   (0.16)         --        (0.80)         3.66       23.32    23.75       225,968      1.29          0.91
   (0.04)      (0.16)       (0.80)         2.74       23.18    18.59d       17,258      1.83c         0.06c
   (0.28)         --        (0.80)         3.73       23.44    24.63       148,942      0.65          1.52
   (0.13)      (0.10)       (0.80)         2.25       23.27    15.92d        3,666      1.15c         0.69c
---------------------------------------------------------------------------------------------------------------
   (0.16)         --        (0.41)         5.05       19.66    38.63       129,045      1.25          1.01
   (0.24)         --        (0.41)         2.74       19.71    20.14d       64,829      0.65c         1.49c
---------------------------------------------------------------------------------------------------------------

                          Ratios assuming no voluntary waiver
                             of fees or expense limitations
                          -----------------------------------
                                                     Ratio of
                              Ratio of            net investment
                            expenses to          income (loss) to       Portfolio
                            average net               average           turnover
                               assets               net  assets           rate
---------------------------------------------------------------------------------
For The Seven-Month
Period Ended August 31,
1999 - Class A Shares               1.24%c                 0.05%c         41.84%d
1999 - Class B Shares               1.99c                  (0.70)c        41.84d
1999 - Class C Shares               1.99c                  (0.71)c        41.84d
1999 - Institutional
Shares                              0.84c                  0.44c          41.84d
1999 - Service Shares               1.34c                  (0.04)c        41.84d
---------------------------------------------------------------------------------
For The Years Ended
January 31,
1999 - Class A Shares               1.36                    0.02          63.79
1999 - Class B Shares               1.98                   (0.63)         63.79
1999 - Class C Shares               2.00                   (0.66)         63.79
1999 - Institutional
Shares                              0.82                    0.56          63.79
1999 - Service Shares               1.32                    0.06          63.79
---------------------------------------------------------------------------------
1998 - Class A Shares               1.47                    0.32          65.89
1998 - Class B Shares               1.96                   (0.22)         65.89
1998 - Class C Shares
(commenced August 15,
1997)                               1.95c                  (0.38)c        65.89
1998 - Institutional
Shares                              0.82                    0.99          65.89
1998 - Service Shares               1.32                    0.45          65.89
---------------------------------------------------------------------------------
1997 - Class A Shares               1.53                    0.67          37.28
1997 - Class B Shares
(commenced May 1, 1996)             2.00c                  (0.11)c        37.28
1997 - Institutional
Shares                              0.85                    1.32          37.28
1997 - Service Shares
(commenced June 7, 1996)            1.35c                  0.49c          37.28
---------------------------------------------------------------------------------
1996 - Class A Shares               1.55                    0.71          39.35
1996 - Institutional
Shares (commenced June
15, 1995)                           0.96c                   1.18c         39.35
---------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE LARGE CAP GROWTH FUND


                                                             Income from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset    Net
                                             value,   investment  Net realized
                                            beginning   income   and unrealized
                                            of period   (loss)        gain
-------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                        $16.17     $(0.01)      $0.86
1999 - Class B Shares                         15.98      (0.07)       0.84
1999 - Class C Shares                         15.99      (0.07)       0.83
1999 - Institutional Shares                   16.21       0.03        0.86
1999 - Service Shares                         16.11      (0.02)       0.86
-------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                         11.97       0.01        4.19
1999 - Class B Shares                         11.92      (0.06)       4.12
1999 - Class C Shares                         11.93      (0.05)       4.11
1999 - Institutional Shares                   11.97       0.02        4.23
1999 - Service Shares                         11.95      (0.01)       4.17
-------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced May 1,
 1997)                                        10.00       0.01        2.35
1998 - Class B Shares (commenced May 1,
 1997)                                        10.00      (0.03)       2.33
1998 - Class C Shares (commenced August
 15, 1997)                                    11.80      (0.02)       0.54
1998 - Institutional Shares (commenced May
 1, 1997)                                     10.00       0.01        2.35
1998 - Service Shares (commenced May 1,
 1997)                                        10.00      (0.02)       2.35
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







         Distributions to
           Shareholders
  ---------------------------------
     From      In excess               Net     Net asset            Net assets   Ratio of
     Net         of net   From net  increase    value,              at end of  net expenses
  Investment   investment realized   in net     end of    Total       period    to average
    Income       income    gains   asset value  period   return/b/  (in 000s)   net assets
-------------------------------------------------------------------------------------------
    $   --       $   --    $   --     $0.85     $17.02     5.26%d    $300,684      1.04%c
        --           --        --      0.77      16.75     4.82d      181,626      1.79c
        --           --        --      0.76      16.75     4.75d       75,502      1.79c
        --           --        --      0.89      17.10     5.49d      310,704      0.64c
        --           --        --      0.84      16.95     5.21d        2,510      1.14c
-------------------------------------------------------------------------------------------
        --           --        --      4.20      16.17    35.10       175,510      0.97
        --           --        --      4.06      15.98    34.07        93,711      1.74
        --           --        --      4.06      15.99    34.04        37,081      1.74
        --        (0.01)       --      4.24      16.21    35.54       295,734      0.65
        --           --        --      4.16      16.11    34.85         1,663      1.15
-------------------------------------------------------------------------------------------
     (0.01)          --     (0.38)     1.97      11.97    23.79d       53,786      0.91c
        --           --     (0.38)     1.92      11.92    23.26d       13,857      1.67c
        --        (0.01)    (0.38)     0.13      11.93     4.56d        4,132      1.68c
     (0.01)          --     (0.38)     1.97      11.97    23.89d        4,656      0.72c
        --           --     (0.38)     1.95      11.95    23.56d          115      1.17c
-------------------------------------------------------------------------------------------

                                                Ratios assuming no
                                             voluntary waiver of fees
                                              or expense limitations
                                             ------------------------
                                Ratio of                 Ratio of net
                             net investment   Ratio of    investment
                            income (loss) to expenses to  (loss) to   Portfolio
                              average net    average net average net  turnover
                                 assets        assets       assets      rate
-------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares            (0.11)%c       1.26%c      (0.33)%c    32.74%d
1999 - Class B Shares            (0.87)c        2.01c       (1.09)c     32.74d
1999 - Class C Shares            (0.87)c        2.01c       (1.09)c     32.74d
1999 - Institutional
 Shares                           0.31c         0.86c        0.09c      32.74d
1999 - Service Shares            (0.21)c        1.36c       (0.43)c     32.74d
-------------------------------------------------------------------------------
For the Year Ended January
 31,
1999 - Class A Shares             0.05          1.46        (0.44)      63.15
1999 - Class B Shares            (0.73)         2.11        (1.10)      63.15
1999 - Class C Shares            (0.74)         2.11        (1.11)      63.15
1999 - Institutional
 Shares                           0.35          1.02        (0.02)      63.15
1999 - Service Shares            (0.16)         1.52        (0.53)      63.15
-------------------------------------------------------------------------------
For the Period Ended
 January 31,
1998 - Class A Shares
 (commenced May 1, 1997)          0.12 c        2.40c       (1.37)c     74.97d
1998 - Class B Shares
 (commenced May 1, 1997)         (0.72)c        2.91c       (1.96)c     74.97d
1998 - Class C Shares
 (commenced August 15,
 1997)                           (0.76)c        2.92c       (2.00)c     74.97d
1998 - Institutional
 Shares (commenced May 1,
 1997)                            0.42 c        1.96c       (0.82)c     74.97d
1998 - Service Shares
 (commenced May 1, 1997)         (0.21)c        2.41c       (1.45)c     74.97d
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE SMALL CAP EQUITY FUND


                                                             Income from
                                                       investment operations/a/
                                                       -----------------------

                                             Net asset    Net         Net
                                              value,   investment realized and
                                             beginning   income    unrealized
                                             of period   (loss)   gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                         $10.16     $(0.01)     $0.08
1999 - Class B Shares                          10.07      (0.05)      0.07
1999 - Class C Shares                          10.08      (0.05)      0.07
1999 - Institutional Shares                    10.20       0.02       0.08
1999 - Service Shares                          10.16      (0.01)      0.07
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                          10.59       0.01      (0.43)
1999 - Class B Shares                          10.56      (0.05)     (0.44)
1999 - Class C Shares                          10.57      (0.04)     (0.45)
1999 - Institutional Shares                    10.61       0.04      (0.43)
1999 - Service Shares                          10.60       0.01      (0.44)
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced August 15,
 1997)                                         10.00      (0.01)      0.65
1998 - Class B Shares (commenced August 15,
 1997)                                         10.00      (0.03)      0.64
1998 - Class C Shares (commenced August 15,
 1997)                                         10.00      (0.02)      0.64
1998 - Institutional Shares (commenced
 August 15, 1997)                              10.00       0.01       0.65
1998 - Service Shares (commenced August 15,
 1997)                                         10.00       0.01       0.64
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B





      Distributions to
        Shareholders
  ----------------------------

     From                         Net     Net asset          Net assets   Ratio of
     net                       increase    value,            at end of  net expenses
  investment      From net      in net     end of    Total     period    to average
    income     realized gains asset value  period   return/b/ (in 000s)  net assets
------------------------------------------------------------------------------------
    $   --         $   --        $0.07     $10.23    0.69%d   $52,660       1.33%c
        --             --         0.02      10.09    0.20d     13,711       2.08c
        --             --         0.02      10.10    0.20d      6,274       2.08c
        --             --         0.10      10.30    0.98d     62,633       0.93c
        --             --         0.06      10.22    0.59d         64       1.43c
------------------------------------------------------------------------------------
     (0.01)            --        (0.43)     10.16    (3.97)    64,087       1.31
        --             --        (0.49)     10.07    (4.64)    15,406       2.00
        --             --        (0.49)     10.08    (4.64)     6,559       2.01
     (0.02)            --        (0.41)     10.20    (3.64)    62,763       0.94
     (0.01)            --        (0.44)     10.16    (4.07)        54       1.44
------------------------------------------------------------------------------------
        --          (0.05)        0.59      10.59    6.37d     11,118       1.25c
        --          (0.05)        0.56      10.56    6.07d      9,957       1.95c
        --          (0.05)        0.57      10.57    6.17d      2,557       1.95c
        --          (0.05)        0.61      10.61    6.57d      9,026       0.95c
        --          (0.05)        0.60      10.60    6.47d          2       1.45c
------------------------------------------------------------------------------------

                                               Ratios assuming no
                                            voluntary waiver of fees
                                             or expense limitations
                                            ------------------------
                              Ratio of net              Ratio of net
                               investment    Ratio of    investment
                              income (loss) expenses to     loss     Portfolio
                               to average   average net  to average  turnover
                               net assets     assets     net assets    rate
------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares             (0.12)%c     1.67%c      (0.46)%c    52.03%d
1999 - Class B Shares             (0.86)c      2.42c       (1.20)c     52.03d
1999 - Class C Shares             (0.86)c      2.42c       (1.20)c     52.03d
1999 - Institutional Shares        0.28c       1.27c       (0.06)c     52.03d
1999 - Service Shares             (0.22)c      1.77c       (0.56)c     52.03d
------------------------------------------------------------------------------
For the Year Ended January
 31,
1999 - Class A Shares              0.08        2.00        (0.61)      75.38
1999 - Class B Shares             (0.55)       2.62        (1.17)      75.38
1999 - Class C Shares             (0.56)       2.63        (1.18)      75.38
1999 - Institutional Shares        0.60        1.56        (0.02)      75.38
1999 - Service Shares              0.01        2.06        (0.61)      75.38
------------------------------------------------------------------------------
For the Period Ended January
 31,
1998 - Class A Shares
 (commenced August 15, 1997)      (0.36)c      3.92c       (3.03)c     37.65d
1998 - Class B Shares
 (commenced August 15, 1997)      (1.04)c      4.37c       (3.46)c     37.65d
1998 - Class C Shares
 (commenced August 15, 1997)      (1.07)c      4.37c       (3.49)c     37.65d
1998 - Institutional Shares
 (commenced August 15, 1997)       0.15c       3.37c       (2.27)c     37.65d
1998 - Service Shares
 (commenced August 15, 1997)       0.40c       3.87c       (2.02)c     37.65d
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CAPITAL GROWTH FUND


                                                          Income from
                                                    investment operations/a/
                                                   -------------------------

                                         Net asset    Net
                                          value,   investment  Net realized
                                         beginning   income   and unrealized
                                         of period   (loss)    gain (loss)
----------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                     $24.03     $(0.08)      $1.01
1999 - Class B Shares                      23.57      (0.17)       0.97
1999 - Class C Shares                      23.52      (0.16)       0.97
1999 - Institutional Shares                24.07      (0.02)       1.01
1999 - Service Shares                      23.96      (0.08)       1.00
----------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                      18.48      (0.03)       6.35
1999 - Class B Shares                      18.27      (0.12)       6.19
1999 - Class C Shares                      18.24      (0.10)       6.15
1999 - Institutional Shares                18.45       0.01        6.38
1999 - Service Shares                      18.46      (0.04)       6.31
----------------------------------------------------------------------------
1998 - Class A Shares                      16.73       0.02        4.78
1998 - Class B Shares                      16.67       0.02        4.61
1998 - Class C Shares (commenced August
 15, 1997)                                 19.73      (0.02)       1.60
1998 - Institutional Shares (commenced
 August 15, 1997)                          19.88       0.02        1.66
1998 - Service Shares (commenced August
 15, 1997)                                 19.88      (0.01)       1.66
----------------------------------------------------------------------------
1997 - Class A Shares                      14.91       0.10        3.56
1997 - Class B Shares (commenced May 1,
 1996)                                     15.67       0.01        2.81
----------------------------------------------------------------------------
1996 - Class A Shares                      13.67       0.12        3.93
----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







           Distributions to
             shareholders
  --------------------------------------

               In excess                Net increase                     Net assets   Ratio of
   From net      of net                  (decrease)  Net asset           at end of  net expenses
  investment   investment   From net       in net    value, end  Total     period    to average
    income       income   realized gain asset value  of period  return/b/ (in 000s)   net assets
----------------------------------------------------------------------------------------------------
    $   --       $   --      $   --        $ 0.93      $24.96     3.87%d $1,971,097     1.44%c
        --           --          --          0.80       24.37     3.39d     329,870     2.19c
        --           --          --          0.81       24.33     3.44d      87,284     2.19c
        --           --          --          0.99       25.06     4.11d     255,210     1.04c
        --           --          --          0.92       24.88     3.84d       6,466     1.54c
----------------------------------------------------------------------------------------------------
        --           --       (0.77)         5.55       24.03    34.58    1,992,716     1.42
        --           --       (0.77)         5.30       23.57    33.60      236,369     2.19
        --           --       (0.77)         5.28       23.52    33.55       60,234     2.19
        --           --       (0.77)         5.62       24.07    35.02       41,817     1.07
        --           --       (0.77)         5.50       23.96    34.34        3,085     1.57
----------------------------------------------------------------------------------------------------
     (0.01)       (0.01)      (3.03)         1.75       18.48    29.71    1,256,595     1.40
        --           --       (3.03)         1.60       18.27    28.73       40,827     2.18
        --        (0.04)      (3.03)        (1.49)      18.24     8.83d       5,395     2.21c
     (0.01)       (0.07)      (3.03)        (1.43)      18.45     9.31d       7,262     1.16c
        --        (0.04)      (3.03)        (1.42)      18.46     9.18d           2     1.50c
----------------------------------------------------------------------------------------------------
     (0.10)       (0.02)      (1.72)         1.82       16.73    25.97      920,646     1.40
     (0.01)       (0.09)      (1.72)         1.00       16.67    19.39d       3,221     2.15c
----------------------------------------------------------------------------------------------------
     (0.12)          --       (2.69)         1.24       14.91    30.45      881,056     1.36
----------------------------------------------------------------------------------------------------

                                                 Ratios assuming no
                                              voluntary waiver of fees
                                               or expense limitations
                                             --------------------------
                                 Ratio of                   Ratio of
                              net investment  Ratio of   net investment
                              income (loss)  expenses to income (loss)  Portfolio
                                to average   average net   to average   turnover
                                net assets     assets      net assets     rate
---------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares             (0.53)%c      1.47%c       (0.56)%c     18.16%d
1999 - Class B Shares             (1.29)c       2.22c        (1.32)c      18.16d
1999 - Class C Shares             (1.29)c       2.22c        (1.32)c      18.16d
1999 - Institutional
 Shares                           (0.20)c       1.07c        (0.23)c      18.16d
1999 - Service Shares             (0.65)c       1.57c        (0.68)c      18.16d
---------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares             (0.18)        1.58         (0.34)       30.17
1999 - Class B Shares             (0.98)        2.21         (1.00)       30.17
1999 - Class C Shares             (1.00)        2.21         (1.02)       30.17
1999 - Institutional
 Shares                            0.11         1.09          0.09        30.17
1999 - Service Shares             (0.37)        1.59         (0.39)       30.17
---------------------------------------------------------------------------------
1998 - Class A Shares              0.08         1.65         (0.17)       61.50
1998 - Class B Shares             (0.77)        2.18         (0.77)       61.50
1998 - Class C Shares
 (commenced August 15,
 1997)                            (0.86)c       2.21c        (0.86)c      61.50
1998 - Institutional
 Shares (commenced August
 15, 1997)                         0.18c        1.16c         0.18c       61.50
1998 - Service Shares
 (commenced August 15, 1997)      (0.16)c       1.50c        (0.16)c      61.50
---------------------------------------------------------------------------------
1997 - Class A Shares              0.62         1.65          0.37        52.92
1997 - Class B Shares
 (commenced May 1, 1996)          (0.39)c       2.15c        (0.39)c      52.92
---------------------------------------------------------------------------------
1996 - Class A Shares              0.65         1.61          0.40        63.90
---------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 STRATEGIC GROWTH FUND


                                                            Income from
                                                      investment operations/a/
                                                    ---------------------------
                                          Net asset    Net
                                           value,   investment
                                          beginning   income   Net realized and
                                          of period   (loss)   unrealized gain
-------------------------------------------------------------------------------
For The Period Ended August 31,
1999 - Class A Shares (commenced May 24)   $10.00     $   --        $0.06
1999 - Class B Shares (commenced May 24)    10.00      (0.03)e       0.07e
1999 - Class C Shares (commenced May 24)    10.00      (0.03)e       0.08e
1999 - Institutional Shares (commenced
 May 24)                                    10.00       0.01         0.06
1999 - Service Shares (commenced May 24)    10.00      (0.01)        0.07
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B



     Distributions to shareholders
 --------------------------------------
              In excess                                                  Net assets
  From net      of net                  Net increase Net asset           at end of       Ratio of
 investment   investment    From net    in net asset value, end  Total     period    net expenses to
   income       income   realized gains    value     of period  return/b/ (in 000s)  average net assets
------------------------------------------------------------------------------------------------------
    $ --         $ --         $ --         $0.06       $10.06    0.60%d   $10,371          1.44%c
      --           --           --          0.04        10.04    0.40d      3,393          2.19c
      --           --           --          0.05        10.05    0.50d      2,388          2.19c
      --           --           --          0.07        10.07    0.70d      5,981          1.04c
      --           --           --          0.06        10.06    0.60d          2          1.54c
------------------------------------------------------------------------------------------------------

 STRATEGIC GROWTH FUND (continued)


                                              Ratios assuming no
                                              voluntary waiver of
                                                fees or expense
                                                  limitations
                                              --------------------
                                   Ratio of
                                     net      Ratio of   Ratio of
                                  investment  expenses     net
                                    income       to     investment
                                  (loss) to   average    loss to    Portfolio
                                   average      net      average    turnover
                                  net assets   assets   net assets    rate
-----------------------------------------------------------------------------
For The Period Ended August 31,
1999 - Class A Shares (commenced
 May 24)                            (0.17)%c   11.70%c    (10.43)%c   6.98%d
1999 - Class B Shares (commenced
 May 24)                            (0.97)c    12.45c     (11.23)c    6.98d
1999 - Class C Shares (commenced
 May 24)                            (0.99)c    12.45c     (11.25)c    6.98d
1999 - Institutional Shares
 (commenced May 24)                  0.24c     11.30c     (10.02)c    6.98d
1999 - Service Shares (commenced
 May 24)                            (0.24)c    11.80c     (10.50)c    6.98d
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 GROWTH OPPORTUNITIES FUND



                                                             Income from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset    Net
                                             value,   investment  Net realized
                                            beginning   income   and unrealized
                                            of period   (loss)        gain
-------------------------------------------------------------------------------
For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)     $10.00     $(0.01)e     $0.14e
1999 - Class B Shares (commenced May 24)      10.00      (0.03)e      0.21e
1999 - Class C Shares (commenced May 24)      10.00      (0.03)e      0.13e
1999 - Institutional Shares (commenced May
24)                                           10.00       0.01        0.12
1999 - Service Shares (commenced May 24)      10.00         --        0.12
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B







     Distributions to shareholders
  ---------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                  Net increase Net asset           at end of  net expenses
  investment   investment    From net    in net asset value, end  Total     period    to average
    income       income   realized gains    value     of period  return/b/ (in 000s)   net assets
-------------------------------------------------------------------------------------------------
     $ --         $ --         $ --         $0.13       $10.13    1.30%d    $8,204       1.44%c
       --           --           --          0.18        10.18    1.80d        520       2.19c
       --           --           --          0.10        10.10    1.00d        256       2.19c
       --           --           --          0.13        10.13    1.30d      5,223       1.04c
       --           --           --          0.12        10.12    1.20d          2       1.54c
-------------------------------------------------------------------------------------------------

                                     Ratios assuming no voluntary
                                          waiver of fees or
                                          expense limitations
                                     ----------------------------
                           Ratio                            Ratio
                          of net                           of net
                        investment      Ratio of         investment
                       income (loss)  expenses to          loss to          Portfolio
                        to average    average net          average          turnover
                        net assets       assets          net assets           rate
-------------------------------------------------------------------------------------
For the Period Ended August 31,
1999 - Class A Shares
(commenced May 24)         (0.27)%c             14.15%c           (12.98)%c   26.53%d
1999 - Class B Shares
(commenced May 24)         (1.04)c              14.90c            (13.75)c    26.53d
1999 - Class C Shares
(commenced May 24)         (1.12)c              14.90c            (13.83)c    26.53d
1999 - Institutional
Shares (commenced May
24)                         0.39c               13.75c            (12.32)c    26.53d
1999 - Service Shares
(commenced May 24)          0.03c               14.25c            (12.68)c    26.53d
-------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 MID CAP VALUE FUND


                                                         Income from
                                                   investment operations/a/
                                                  -------------------------



                                        Net asset    Net
                                         value,   investment  Net realized
                                        beginning   income   and unrealized
                                        of period   (loss)    gain (loss)
-------------------------------------------------------------------------------
For the Seven-Month Period Ended
 August 31,
1999 - Class A Shares                    $18.38     $ 0.06       $ 1.71
1999 - Class B Shares                     18.29      (0.04)        1.71
1999 - Class C Shares                     18.30      (0.04)        1.71
1999 - Institutional Shares               18.37       0.09         1.72
1999 - Service Shares                     18.29       0.05         1.70
-------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                     21.61       0.10        (2.38)
1999 - Class B Shares                     21.57      (0.05)       (2.35)
1999 - Class C Shares                     21.59      (0.05)       (2.34)
1999 - Institutional Shares               21.65       0.19        (2.38)
1999 - Service Shares                     21.62       0.03        (2.31)
-------------------------------------------------------------------------------
1998 - Class A Shares (commenced
 August 15, 1997)                         23.63       0.09         0.76
1998 - Class B Shares (commenced
 August 15, 1997)                         23.63       0.06         0.74
1998 - Class C Shares (commenced
 August 15, 1997)                         23.63       0.06         0.76
1998 - Institutional Shares               18.73       0.16         5.66
1998 - Service Shares (commenced July
 18, 1997)                                23.01       0.09         1.40
-------------------------------------------------------------------------------
1997 - Institutional Shares               15.91       0.24         3.77
-------------------------------------------------------------------------------
For the Period Ended January 31,
1996 - Institutional Shares (commenced
 August 1, 1995)                          15.00       0.13         0.90
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B



     Distributions to shareholders
 --------------------------------------



              In excess                 Net increase                      Net assets   Ratio of
  From net      of net                   (decrease)  Net asset            at end of  net expenses
 investment   investment    From net    in net asset value, end  Total      period    to average
   income       income   realized gains    value     of period  return/b/ (in 000s)   net assets
-------------------------------------------------------------------------------------------------
   $   --       $   --       $(1.73)       $ 0.04      $18.42     9.04%d   $ 49,081      1.29%c
       --           --        (1.73)        (0.06)      18.23     8.53d      31,824      2.04c
       --           --        (1.73)        (0.06)      18.24     8.52d       9,807      2.04c
       --           --        (1.73)         0.08       18.45     9.26d     190,549      0.89c
       --           --        (1.73)         0.02       18.31     8.97d         190      1.39c
-------------------------------------------------------------------------------------------------
    (0.07)          --        (0.88)        (3.23)      18.38   (10.48)      70,578      1.33
       --           --        (0.88)        (3.28)      18.29   (11.07)      37,821      1.93
    (0.02)          --        (0.88)        (3.29)      18.30   (11.03)      10,800      1.93
    (0.21)          --        (0.88)        (3.28)      18.37   (10.07)     196,512      0.87
    (0.17)          --        (0.88)        (3.33)      18.29   (10.48)         289      1.37
-------------------------------------------------------------------------------------------------
    (0.06)       (0.04)       (2.77)        (2.02)      21.61     3.42d      90,588      1.35c
    (0.09)          --        (2.77)        (2.06)      21.57     3.17d      28,743      1.85c
    (0.09)          --        (2.77)        (2.04)      21.59     3.27d       6,445      1.85c
    (0.13)          --        (2.77)         2.92       21.65    30.86      236,440      0.85
    (0.11)          --        (2.77)        (1.39)      21.62     6.30d           8      1.35c
-------------------------------------------------------------------------------------------------
    (0.24)       (0.93)       (0.02)         2.82       18.73    25.63      145,253      0.85
-------------------------------------------------------------------------------------------------
    (0.12)          --           --          0.91       15.91     6.89d     135,671      0.85c
-------------------------------------------------------------------------------------------------

                                              Ratios assuming no
                                              expense limitations
                                          --------------------------
                               Ratio of
                                  net
                               investment                Ratio of
                                income     Ratio of   net investment
                               (loss) to  expenses to income (loss)  Portfolio
                              average net average net to average net turnover
                                assets      assets        assets       rate
------------------------------------------------------------------------------
For the Seven-Month Period
 Ended August 31,
1999 - Class A Shares             0.43%c     1.37%c        0.35%c      68.84%d
1999 - Class B Shares            (0.33)c     2.12c        (0.41)c      68.84d
1999 - Class C Shares            (0.34)c     2.12c        (0.42)c      68.84d
1999 - Institutional Shares       0.79c      0.97c         0.71c       68.84d
1999 - Service Shares             0.38c      1.47c         0.30c       68.84d
------------------------------------------------------------------------------
For the Years Ended January
 31,
1999 - Class A Shares             0.38       1.41          0.30        92.18
1999 - Class B Shares            (0.22)      2.01         (0.30)       92.18
1999 - Class C Shares            (0.22)      2.01         (0.30)       92.18
1999 - Institutional Shares       0.83       0.95          0.75        92.18
1999 - Service Shares             0.32       1.45          0.24        92.18
------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced August 15, 1997)      0.33c      1.47c         0.21c       62.60
1998 - Class B Shares
 (commenced August 15, 1997)     (0.20)c     1.97c        (0.32)c      62.60
1998 - Class C Shares
 (commenced August 15, 1997)     (0.23)c     1.97c        (0.35)c      62.60
1998 - Institutional Shares       0.78       0.97          0.66        62.60
1998 - Service Shares
 (commenced July 18, 1997)        0.63c      1.43c         0.51c       62.60
------------------------------------------------------------------------------
1997 - Institutional Shares       1.35       0.91          1.29        74.03
------------------------------------------------------------------------------
For the Period Ended January
 31,
1996 - Institutional Shares
 (commenced August 1, 1995)       1.67c      0.98c         1.54c       58.77d
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 SMALL CAP VALUE FUND



                                                      Income (loss) from
                                                    investment operations/a/
                                                ------------------------------

                                      Net asset
                                       value,        Net      Net realized and
                                      beginning  investment      unrealized
                                      of period income (loss)   gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended
 August 31,
1999 - Class A Shares                  $18.51      $(0.05)         $ 1.34
1999 - Class B Shares                   18.10       (0.12)           1.29
1999 - Class C Shares                   18.12       (0.11)           1.27
1999 - Institutional Shares             18.62          --            1.33
1999 - Service Shares                   18.50       (0.13)           1.39
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                   24.05       (0.06)          (4.48)
1999 - Class B Shares                   23.73       (0.21)          (4.42)
1999 - Class C Shares                   23.73       (0.18)          (4.43)
1999 - Institutional Shares             24.09        0.03           (4.50)
1999 - Service Shares                   24.05       (0.04)          (4.51)
------------------------------------------------------------------------------
1998 - Class A Shares                   20.91        0.14            5.33
1998 - Class B Shares                   20.80       (0.01)           5.27
1998 - Class C Shares (commenced
 August 15, 1997)                       24.69       (0.06)           1.43
1998 - Institutional Shares
 (commenced August 15, 1997)            24.91        0.03            1.48
1998 - Service Shares (commenced
 August 15, 1997)                       24.91       (0.01)           1.48
------------------------------------------------------------------------------
1997 - Class A Shares                   17.29       (0.21)           4.92
1997 - Class B Shares (commenced May
 1, 1996)                               20.79       (0.11)           1.21
------------------------------------------------------------------------------
1996 - Class A Shares                   16.14       (0.23)           1.39
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B






      Distributions to
        shareholders
  ----------------------------

  In excess                   Net increase Net asset           Net assets   Ratio of
    of net                     (decrease)   value,             at end of  net expenses
  investment      From net    in net asset  end of    Total      period    to average
    income     realized gains    value      period   return/b/ (in 000s)   net assets
--------------------------------------------------------------------------------------
    $   --         $   --        $ 1.29     $19.80     6.97%d   $210,500      1.50%c
        --             --          1.17      19.27     6.46d      37,386      2.25c
        --             --          1.16      19.28     6.40d       8,079      2.25c
        --             --          1.33      19.95     7.14d      27,023      1.10c
        --             --          1.26      19.76     6.81d          57      1.60c
--------------------------------------------------------------------------------------
        --          (1.00)        (5.54)     18.51   (17.37)     261,661      1.50
        --          (1.00)        (5.63)     18.10   (18.00)      42,879      2.25
        --          (1.00)        (5.61)     18.12   (17.91)       8,212      2.25
        --          (1.00)        (5.47)     18.62   (17.04)      15,351      1.13
        --          (1.00)        (5.55)     18.50   (17.41)         261      1.62
--------------------------------------------------------------------------------------
        --          (2.33)         3.14      24.05    26.17      370,246      1.54
        --          (2.33)         2.93      23.73    25.29       42,677      2.29
     (0.34)         (1.99)        (0.96)     23.73     5.51d       5,604      2.09c
     (0.28)         (2.05)        (0.82)     24.09     6.08d      14,626      1.16c
     (0.31)         (2.02)        (0.86)     24.05     5.91d           2      1.45c
--------------------------------------------------------------------------------------
        --          (1.09)         3.62      20.91    27.28      212,061      1.60
        --          (1.09)         0.01      20.80     5.39d       3,674      2.35c
--------------------------------------------------------------------------------------
        --          (0.01)         1.15      17.29     7.20      204,994      1.41
--------------------------------------------------------------------------------------

                                           Ratios assuming no voluntary
                                                waiver of fees or
                                               expense limitations
                                           -----------------------------------
                              Ratio of                            Ratio of
                           net investment    Ratio of          net investment
                          income (loss) to expenses to          income (loss)         Portfolio
                            average net    average net         to average net         turnover
                               assets         assets                assets              rate
-----------------------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares          (0.35)%c                1.61%c               (0.46)%c    46.95%d
1999 - Class B Shares          (1.10)c                 2.36c                (1.21)c     46.95d
1999 - Class C Shares          (1.10)c                 2.36c                (1.21)c     46.95d
1999 - Institutional
 Shares                         0.05c                  1.21c                (0.06)c     46.95d
1999 - Service Shares          (0.41)c                 1.71c                (0.52)c     46.95d
-----------------------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares          (0.24)                  1.74                 (0.48)      98.46
1999 - Class B Shares          (0.99)                  2.29                 (1.03)      98.46
1999 - Class C Shares          (0.99)                  2.29                 (1.03)      98.46
1999 - Institutional
 Shares                         0.13                   1.17                  0.09       98.46
1999 - Service Shares          (0.47)                  1.66                 (0.51)      98.46
-----------------------------------------------------------------------------------------------
1998 - Class A Shares          (0.28)                  1.76                 (0.50)      84.81
1998 - Class B Shares          (0.92)                  2.29                 (0.92)      84.81
1998 - Class C Shares
 (commenced August
 15, 1997)                     (0.79)c                 2.09c                (0.79)c     84.81
1998 - Institutional
 Shares (commenced
 August 15, 1997)               0.27c                  1.16c                 0.27c      84.81
1998 - Service Shares
 (commenced August 15,
 1997)                         (0.07)c                 1.45c                (0.07)c     84.81
-----------------------------------------------------------------------------------------------
1997 - Class A Shares          (0.72)                  1.85                 (0.97)      99.46
1997 - Class B Shares
 (commenced May 1, 1996)       (1.63)c                 2.35c                (1.63)c     99.46
-----------------------------------------------------------------------------------------------
1996 - Class A Shares          (0.59)                  1.66                 (0.84)      57.58
-----------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 CORE LARGE CAP VALUE FUND

 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the Index.

                     Private
                   Account Net
                    Composite  Russell 1000
                   Performance Value Index
-------------------------------------------
  1998               11.40 %     15.64 %
  1997               32.59 %     35.18 %
  1996               26.41 %     21.64 %
  1995               37.92 %     38.35 %
  1994               (2.17)%     (2.01)%
  1993               16.90 %     18.12 %
  8/1/92-12/31/92     5.39 %      4.01 %
-------------------------------------------

                                                     Average Annual
                                              Total Return for the Period
                                                     Ended 12/31/98
                                                                    Since
                                                      3      5    Inception
                                             1 Year Years  Years  (8/1/92)
---------------------------------------------------------------------------
  Private Account Net Composite Performance  11.40% 23.13% 20.30%  19.30%
  Russell 1000 Value Index                   15.64% 23.88% 20.85%  19.68%
---------------------------------------------------------------------------

 The Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes real-ized and unrealized gains and losses plus income, as recommended by the Association for Investment Management and Research ("AIMR"). The composite performance is net of applicable investment management fees, brokerage commissions, execu-tion costs and custodial fees, without provision for federal and state tax-es, if any. Total return performance of the CORE Large Cap Value Fund will be calculated in accordance with the regulations of the SEC. The SEC stan-dardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.59% annualized, which are lower than the estimated expenses of Institutional Shares of the CORE Large Cap Value Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the CORE Large Cap Value Fund. In addition, the private accounts are not subject to the same diversi-fication requirements, specific tax restrictions and investment limitations imposed on the CORE Large Cap Value Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's com-posite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 STRATEGIC GROWTH FUND


 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the Index.

        Private Account
         Net Composite  S&P 500
          Performance    Index
-------------------------------
  1998      35.35%      28.57%
  1997      41.14%      33.37%
  1996      21.79%      22.95%
  1995      28.07%      37.58%
  1994      -1.69%       1.32%
  1993      17.10%      10.08%
  1992       9.22%       7.62%
  1991      37.44%      30.47%
  1990      -9.32%      -3.05%
  1989      33.82%      31.70%
  1988      23.63%      16.61%
  1987       5.34%       5.25%
  1986      18.99%      18.67%
  1985      37.98%      31.73%
  1984       8.52%       6.19%
  1983      34.41%      22.56%
  1982      34.43%      21.55%
  1981       1.02%      -4.97%
-------------------------------

                                              Average Annual
                                     Total Return for the Period Ended
                                                 12/31/98
                                                                   Since
                                                                 Inception
                                 1 Year 3 Years 5 Years 10 Years (1/1/81)
 -------------------------------------------------------------------------
  Private Account Net Composite
   Performance                   35.35% 32.51%  23.98%   20.11%   19.46%
  S&P 500 Index                  28.57% 28.23%  24.06%   19.22%   16.94%
 -------------------------------------------------------------------------

 The Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes real-ized and unrealized gains and losses plus income, as recommended by the Association for Investment Management and Research ("AIMR"). The composite performance is net of applicable investment management fees, brokerage com-missions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the Strategic Growth Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identi-cal time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.76% annualized, which are lower than the estimated expenses of Institutional Shares of the Strategic Growth Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the Strategic Growth Fund. In addition, the private accounts are not subject to the same diversification require-ments, specific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs Balanced
         Fund
       5 Goldman Sachs Growth and
         Income Fund
       6 Goldman Sachs CORE Large
         Cap Value Fund
       7 Goldman Sachs CORE U.S.
         Equity Fund
       8 Goldman Sachs CORE Large
         Cap Growth Fund
       9 Goldman Sachs CORE Small
         Cap Equity Fund
      10 Goldman Sachs Capital
         Growth Fund
      11 Goldman Sachs Strategic
         Growth Fund
      12 Goldman Sachs Growth
         Opportunities Fund
      13 Goldman Sachs Mid Cap
         Value Fund
      14 Goldman Sachs Small Cap
         Value Fund
      15 Goldman Sachs Large Cap Value Fund
      16 Other Investment
         Practices and
         Securities
      20 Principal Risks of the
         Funds
      24 Fund Performance
      34 Fund Fees and Expenses
      38 Service Providers
      46 Dividends
      48 Shareholder Guide
          48 How To Buy Shares
          52 How To Sell Shares
      56 Taxation
      58 Appendix A
         Additional Information
         on Portfolio Risks,
         Securities and
         Techniques
      80 Appendix B
         Financial Highlights
     123 Appendix C
         CORE Large Cap Value
         Fund-Prior Performance
         of Similarly Advised
         Accounts of the
         Investment Adviser
     125 Appendix D
         Strategic Growth Fund-
         Prior Performance of
         Similarly Advised
         Accounts of the
         Investment Adviser

Domestic Equity Funds
Prospectus (Institutional Shares)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

             CORE/SM/ is a service mark of Goldman, Sachs & Co.

EQDOMPROINST

  Prospectus

  GOLDMAN SACHS DOMESTIC EQUITY FUNDS

SERVICE
SHARES

November 30, 1999

 . Goldman Sachs
  Balanced Fund

 . Goldman Sachs
  Growth and
  Income Fund

 . Goldman Sachs CORE SM
  Large Cap
  Value Fund

 . Goldman Sachs CORE SM
  U.S. Equity
  Fund

 . Goldman Sachs CORE SM
  Large Cap
  Growth Fund

 . Goldman Sachs CORE SM
  Small Cap
  Equity Fund

 . Goldman Sachs
  Capital
  Growth Fund

 . Goldman Sachs
  Strategic
  Growth Fund

 . Goldman Sachs
  Growth
  Opportunities
  Fund

 . Goldman Sachs
  Mid Cap Value
  Fund
  (formerly Mid
  Cap Equity)

 . Goldman Sachs
  Small Cap
  Value Fund

 . Goldman Sachs
  Large Cap
  Value Fund



                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

                   [ART]

   NOT FDIC-INSURED              MAY LOSE VALUE    NO BANK GUARANTEE

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy:
 THROUGH INTENSIVE, HANDS-ON RESEARCH OUR PORTFOLIO TEAM SEEKS TO IDENTIFY:

 1. ATTRACTIVE VALUATION OPPORTUNITIES WHERE:
 .The intrinsic value of the business is not reflected in the stock price .The stock price is overdiscounted due to a temporary event

 2. WELL-POSITIONED BUSINESSES THAT HAVE:
 .Attractive returns on capital
 .Sustainable earnings and cash flow
 .Strong company management focused on long-term returns to shareholders

 Business quality, conservative valuation, and thoughtful portfolio construc-tion are the key elements of our value approach.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy:
 1. INVEST AS IF BUYING THE COMPANY/BUSINESS, NOT SIMPLY TRADING ITS STOCK:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

 .Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. BUY HIGH-QUALITY GROWTH BUSINESSES THAT POSSESS STRONG BUSINESS FRAN-CHISES, FAVORABLE LONG-TERM PROSPECTS AND EXCELLENT MANAGEMENT.

 3. PURCHASE SUPERIOR LONG-TERM GROWTH COMPANIES AT A FAVORABLE PRICE--SEEK TO PURCHASE AT A FAIR VALUATION, GIVING THE INVESTOR THE POTENTIAL TO FULLY CAPTURE RETURNS FROM ABOVE-AVERAGE GROWTH RATES.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: STOCK SELECTION and PORTFOLIO CONSTRUCTION.

 I. CORE Stock Selection
 The CORE Funds use the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .VALUE (price-to-book, price-to-earnings, cash flow to enterprise value) .MOMENTUM (earnings momentum, price momentum, sustainable growth)
 .RISK (market risk, company-specific risk, earnings risk)
 .RESEARCH (fundamental research ratings of Goldman Sachs and other analysts)

 ALL OF THE ABOVE FACTORS ARE CAREFULLY EVALUATED WITHIN THE MULTIFACTOR MODEL SINCE EACH HAS DEMONSTRATED A SIGNIFICANT IMPACT ON THE PERFORMANCE OF THE SECURITIES AND MARKETS THEY WERE DESIGNED TO FORECAST. STOCK SELECTION IN THIS PROCESS COMBINES BOTH OUR QUANTITATIVE AND QUALITATIVE ANALYSIS.

 II. CORE Portfolio Construction
 A proprietary COMPUTER OPTIMIZER calculates every security combination (at every possible weighting) to CONSTRUCT THE MOST EFFICIENT RISK/RETURN PORT-FOLIO given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies
 Goldman Sachs
 Balanced Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital and current income

       Benchmarks:  S&P 500 Index and Lehman Brothers Aggregate Bond Index

 Investment Focus:  Large capitalization U.S. stocks and fixed-income securi-
                    ties

 Investment Style:  Asset Allocation, with growth and value (blend) equity components


 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primar-ily to provide current income (including interests in real estate investment trusts ("REITs"), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

 Fixed Income Securities. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. equity securities with an
                      emphasis on undervalued stocks

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund's investment objective.

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large-cap
                      U.S. issuers selling at low to modest valuations

  Investment Style:   Quantitative, applied to large-cap value stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large-cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities

  Investment Style:   Quantitative, applied to large-cap
                      growth and value (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Quantitative, applied to large-cap growth stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

  Investment Style:   Quantitative, applied to small-cap
                      growth and value (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that offer long-term
                      capital appreciation potential

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that are considered to
                      be strategically positioned for consistent long-term growth

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P Midcap 400 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid-capitalization companies

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:
                      Russell Midcap Value Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the capitalization of an issuer decreases below $300 million or increases above $15 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest pri-marily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:
                      Russell 2000 Value Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities, such as govern-ment, corporate and bank debt obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Large capitalization U.S. equity securities that are
                      believed to be undervalued

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrin-sic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities quoted in foreign currencies.

 Other. The Fund may invest up to 10% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage;limited only by the objectives and strategies of the Fund
-- Not permitted

                                               GROWTH      CORE       CORE
                                    BALANCED AND INCOME LARGE CAP  U.S. EQUITY
                                      FUND      FUND    VALUE FUND    FUND
------------------------------------------------------------------------------
Investment Practices
Borrowings                           33 1/3    33 1/3     33 1/3     33 1/3
Credit, currency, index, interest
 rate and mortgage swaps*              15        --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps*                          15        15         15         15
Foreign Currency Transactions**        ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Investment Company Securities
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)                  10        10         10         10
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          .           .
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
Warrants and Stock Purchase Rights     .         .          .           .
When-Issued Securities and Forward
 Commitments                           .         .          .           .
------------------------------------------------------------------------------

  * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

 ** Limited by the amount the Fund invests in foreign securities.
  1 The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  2 The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
  3 The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.

  4 The Funds may purchase and sell call and put options.

  5 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





     CORE          CORE     CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP LARGE CAP
   LARGE CAP     SMALL CAP  GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE     VALUE
  GROWTH FUND   EQUITY FUND  FUND     FUND        FUND       FUND     FUND      FUND
---------------------------------------------------------------------------------------
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3    33 1/3
      --            --        --       --          --         --       --        --
      --            --        --       --          --         --       --        --
       .             .         .        .           .          .        .         .
      15            15        15       15          15         15       15        15
       .             .         .        .           .          .        .         .
       ./2/          ./2/      .        .           .          .        .         .
      --            --        --       --          --         --       --        --
      10            10        10       10          10         10       10        10
      --            --        --       --          --         --       --        --
      --            --        --       --          --         --       --        --
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
      --            --        --       --          --         --       --        --
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3    33 1/3
      --            --        25       25          25         25       25        25
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
       .             .         .        .           .          .        .         .
---------------------------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage; limited only by the objectives andstrategies of the Fund
-- Not permitted

                                             GROWTH       CORE        CORE
                               BALANCED    AND INCOME  LARGE CAP   U.S. EQUITY
                                 FUND         FUND     VALUE FUND     FUND
------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts              .            .           ./6/         ./6/
Asset-Backed and Mortgage-
 Backed Securities/7/             .            .           --          --
Bank Obligations/7/               .            .           .            .
Convertible Securities/8/         .            .           .            .
Corporate Debt Obligations/7/     .            .           . /9/        . /9/
Equity Securities               45-65          65+         90+          90+
Emerging Country Securities       10/10/       25/10/      --          --
Fixed Income Securities/11/     35-45/17/      35         10 /9/       10 /9/
Foreign Securities                10/10/       25/10/      . /13/       . /13/
Foreign Government
 Securities/7/                    .            --          --          --
Municipal Securities              .            --          --          --
Non-Investment Grade Fixed
 Income Securities                10/14/       10/15/      --          --
Real Estate Investment Trusts     .            .           .            .
Stripped Mortgage Backed
 Securities/7/                    .            --          --          --
Structured Securities*            .            .           .            .
Temporary Investments            100          100          35           35
U.S. Government Securities/7/     .            .           .            .
Yield Curve Options and
 Inverse Floating Rate
 Securities                       .            --          --          --
------------------------------------------------------------------------------


 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 6 The CORE Funds may not invest in European Depository Receipts.

 7 Limited by the amount the Fund invests in fixed-income securities.

 8 Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor's Service, Inc. ("Moody's"). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.

 9 Cash equivalents only.

10 The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth
   Opportunities, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.

11 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).

12 The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment; and (2) fixed-income securities.

13 Equity securities of foreign issuers must be traded in the United States.

14 Must be at least BB or B by Standard & Poor's or Ba or B by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     CAPITAL   STRATEGIC     GROWTH     MID CAP   SMALL CAP  LARGE CAP
 LARGE CAP    SMALL CAP  GROWTH     GROWTH    OPPORTUNITIES  VALUE      VALUE      VALUE
GROWTH FUND  EQUITY FUND  FUND       FUND         FUND       FUND       FUND       FUND
------------------------------------------------------------------------------------------
     . /6/        . /6/     .          .            .          .          .          .
     --          --         .          .            .          .          .          .
     .            .         .          .            .          .          .          .
     .            .         .          .            .          .          .          .
     . /9/        . /9/     .          .            .          .          .          .
     90+         90+       90+        90+          90+        65+        65+        90+
     --          --        10/10/     10/10/       10/10/     25/10/     25/10/     --
    10 /9/       10 /9/     .          .            .         35         35/12/     10
     . /13/       . /13/   10/10/     10/10/       10/10/     25/10/     25/10/     25
     --          --        --         --           --         --         --         --
     --          --        --         --           --         --         --         --
     --          --        10/15/     10/15/       10/15/     10/16/     35/15/     10/15/
     .            .         .          .            .          .          .          .
     --          --        --         --           --         --         --         --
     .            .         .          .            .          .          .          .
     35          35        100        100          100        100        100        100
     .            .         .          .            .          .          .          .
     --          --        --         --           --         --         --         --
------------------------------------------------------------------------------------------

15 Limited by the amount the Fund invests in fixed-income securities. May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

16 Must be B or higher by Standard & Poor's or B or higher by Moody's.

17 The Balanced Fund invests at least 25% of its total assets in fixed-income senior securities; the remainder is invested in other fixed-income securi-ties and cash.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




                                              CORE                  CORE       CORE
                                   GROWTH     LARGE      CORE      LARGE      SMALL
                                    AND        CAP       U.S.       CAP        CAP
 .APPLICABLE           BALANCED     INCOME     VALUE     EQUITY     GROWTH     EQUITY
--NOT APPLICABLE        FUND        FUND      FUND       FUND       FUND       FUND
------------------------------------------------------------------------------------
Credit/Default           .           .          .         .          .          .
Foreign                  .           .          .         .          .          .
Emerging Countries       .           .          .         .          .          .
Small Cap/REIT           --          --        --         --         --         .
Stock                    .           .          .         .          .          .
Derivatives              .           .          .         .          .          .
Interest Rate            .           .          .         .          .          .
Management               .           .          .         .          .          .
Market                   .           .          .         .          .          .
Liquidity                .           .          .         .          .          .
Other                    .           .          .         .          .          .
------------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS






                                                           MID            SMALL           LARGE
 CAPITAL      STRATEGIC              GROWTH                CAP             CAP             CAP
 GROWTH        GROWTH             OPPORTUNITIES           VALUE           VALUE           VALUE
  FUND          FUND                  FUND                FUND            FUND            FUND
-----------------------------------------------------------------------------------------------
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   --            --                    --                   .               .              --
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
   .              .                     .                   .               .               .
-----------------------------------------------------------------------------------------------

All Funds:

 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .FOREIGN RISKS--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .EMERGING COUNTRIES RISK--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
 .STOCK RISK--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 .INTEREST RATE RISK--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .LIQUIDITY RISK--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .SMALL CAP STOCK AND REIT RISK--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The Large Cap Value Fund commenced operations as of the date of this Prospectus. The CORE Large Cap Value, Strategic Growth and Growth Opportunities Funds commenced operations on December 31, 1998, May 24, 1999 and May 24, 1999, respectively. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

                                                                FUND PERFORMANCE

Balanced Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 0.38%.

 Best Quarter
 Q4 '98  +7.99%

 Worst Quarter
 Q3 '98  -8.76%


                                                        [BAR GRAPH APPEARS HERE]

                                                             1998          3.40%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ----------------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)        3.40%      3.74%
  S&P 500 Index*                           28.57%     24.80%
  Lehman Brothers Aggregate Bond Index**    8.69%      9.67%
 ----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 -2.36 %.

 Best Quarter
 Q2 '97  +15.16%

 Worst Quarter
 Q3 '98  -16.98%

                                                        [BAR GRAPH APPEARS HERE]

                                                            1997          27.87%
                                                            1998          -5.45%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------
  SERVICE SHARES (Inception 3/6/96)   (5.45)%     13.69%
  S&P 500 Index*                       28.57%     28.08%
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE U.S. Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 6.30%.

 Best Quarter
 Q4 '98  +21.46%

 Worst Quarter
 Q3 '98  -14.68%

                                                        [BAR GRAPH APPEARS HERE]

                                                            1997          32.02%
                                                            1998          21.32%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 6/7/96)   21.32%     24.39%
  S&P 500 Index*                      28.57%     28.72%
 -----------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 9.17%.

 Best Quarter
 Q4 '98  +25.52%

 Worst Quarter
 Q3 '98  -14.00%

                                                        [BAR GRAPH APPEARS HERE]

                                                            1998          30.13%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 5/1/97)   30.13%     31.40%
  Russell 1000 Growth Index*          38.72%     36.81%
 -----------------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE Small Cap Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 1.19%.

 Best Quarter
 Q4 '98  +14.37%

 Worst Quarter

 Q3 '98  -24.34%

                                                        [BAR GRAPH APPEARS HERE]

                                                            1998          -6.06%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)  (6.06)%      1.04%
  Russell 2000 Index*                 (2.55)%      2.84%
 ------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 5.48%.

 Best Quarter
 Q4 '98  +24.32%

 Worst Quarter
 Q3 '98  -11.51%

                                                        [BAR GRAPH APPEARS HERE]

                                                            1998          33.69%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)  33.69%     29.49%
  S&P 500 Index*                      28.57%     24.80%
 -----------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Mid Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 -2.00%.

 Best Quarter
 Q1 '98  +11.59%

 Worst Quarter
 Q3 '98  -20.81%

                                                        [BAR GRAPH APPEARS HERE]

                                                            1998          -5.90%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------
  SERVICE SHARES (Inception 7/18/97)  (5.90)%     (0.93)%
  Russell Midcap Value Index*           5.10%      12.23%
  Russell Midcap Index**               10.09%      13.00%
 ------------------------------------------------------------

 * The Russell Midcap Value Index, an unmanaged index of common stock prices, is replacing the Russell Midcap Index as the Mid Cap Value Fund's perfor-mance benchmark. The Russell Midcap Value Index includes more value-ori-ented stocks and, therefore, is expected to be a better benchmark compari-son for the Fund's performance. The Index figures do not reflect any fees or expenses.

** The Russell Midcap Index is an unmanaged index of common stock prices. The
   Index figures do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,
 1999 was

 -0.21%.

 Best Quarter
 Q4 '98  +13.32%

 Worst Quarter
 Q3 '98  -32.23%

                                                        [BAR GRAPH APPEARS HERE]

                                                            1998         -16.92%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR  SINCE INCEPTION
 -------------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)  (16.92)%     (7.86)%
  Russell 2000 Value Index*            (6.44)%       2.50%
  Russell 2000 Index**                 (2.55)%       2.84%
 -------------------------------------------------------------

 * The Russell 2000 Value Index, an unmanaged index of common stock prices, is replacing the Russell 2000 Index as the Small Cap Value Fund's performance benchmark. The Russell 2000 Value Index includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Index figures do not reflect any fees or expenses.

** The Russell 2000 Index is an unmanaged index of common stock prices. The
   Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                     GROWTH   CORE     CORE
                                                      AND   LARGE CAP  U.S.
                                            BALANCED INCOME   VALUE   EQUITY
                                              FUND    FUND    FUND     FUND
----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed
 on Purchases                                 None    None    None     None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                         None    None    None     None
Redemption Fees                               None    None    None     None
Exchange Fees                                 None    None    None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS):1
Management Fees2                             0.65%   0.70%    0.60%   0.75%
Service Fees3                                0.50%   0.50%    0.50%   0.50%
Other Expenses4                              0.27%   0.10%    0.21%   0.09%
----------------------------------------------------------------------------
Total Fund Operating Expenses*               1.42%   1.30%    1.31%   1.34%
----------------------------------------------------------------------------

See page 36 for all other footnotes.

  * As a result of current waivers and expense limitations, "Other Expenses" and "Total Fund
    Operating Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                      GROWTH   CORE     CORE
                                                       AND   LARGE CAP  U.S.
                                             BALANCED INCOME   VALUE   EQUITY
                                               FUND    FUND    FUND     FUND
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund
   assets):1
  Management Fees2                            0.65%   0.70%    0.60%   0.70%
  Service Fees3                               0.50%   0.50%    0.50%   0.50%
  Other Expenses4                             0.05%   0.09%    0.04%   0.04%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)   1.20%   1.29%    1.14%   1.24%
 ----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP LARGE CAP
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE     VALUE
    FUND        FUND     FUND     FUND        FUND       FUND     FUND      FUND
-----------------------------------------------------------------------------------
    None        None     None     None        None       None     None      None
    None        None     None     None        None       None     None      None
    None        None     None     None        None       None     None      None
    None        None     None     None        None       None     None      None
    0.75%       0.85%    1.00%    1.00%       1.00%      0.75%    1.00%     0.75%
    0.50%       0.50%    0.50%    0.50%       0.50%      0.50%    0.50%     0.50%
    0.11%       0.42%    0.07%    2.41%       2.70%      0.22%    0.21%     1.01%
-----------------------------------------------------------------------------------
    1.36%       1.77%    1.57%    3.91%       4.20%      1.47%    1.71%     2.26%
-----------------------------------------------------------------------------------


    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP LARGE CAP
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE     VALUE
    FUND        FUND     FUND     FUND        FUND       FUND     FUND      FUND
-----------------------------------------------------------------------------------
    0.60%       0.85%    1.00%    1.00%       1.00%      0.75%    1.00%     0.75%
    0.50%       0.50%    0.50%    0.50%       0.50%      0.50%    0.50%     0.50%
    0.04%       0.08%    0.04%    0.04%       0.04%      0.14%    0.10%     0.10%
-----------------------------------------------------------------------------------
    1.14%       1.43%    1.54%    1.54%       1.54%      1.39%    1.60%     1.35%
-----------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Fund's operating expenses for the current fiscal year have been annualized for the seven-month period (February 1, 1999 through August 31, 1999). The operating expenses for the Strategic Growth, Growth Opportunities and Large Cap Value Funds are estimated for the current year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively, of such Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE CORE U.S. EQUITY FUND AND CORE LARGE CAP GROWTH FUND ARE 0.70% AND 0.60%, RESPEC-TIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMI-NATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indem-nification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   OTHER
FUND              EXPENSES
-----------------------
Balanced           0.01%
Growth and
  Income           0.05%
CORE Large Cap
  Value            0.00%
CORE U.S. Equity   0.00%
CORE Large Cap
  Growth           0.00%
CORE Small Cap
  Equity           0.04%
Capital Growth     0.00%
Strategic Growth   0.00%
Growth
  Opportunities    0.00%
Mid Cap Value      0.10%
Small Cap Value    0.06%
Large Cap Value    0.06%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------
BALANCED                                 $145      $449     $776      $1,702
-----------------------------------------------------------------------------
GROWTH AND INCOME                        $132      $412     $713      $1,568
-----------------------------------------------------------------------------
CORE LARGE CAP VALUE                     $133      $415     $718      $1,579
-----------------------------------------------------------------------------
CORE U.S. EQUITY                         $136      $425     $734      $1,613
-----------------------------------------------------------------------------
CORE LARGE CAP GROWTH                    $138      $431     $745      $1,635
-----------------------------------------------------------------------------
CORE SMALL CAP EQUITY                    $180      $557     $959      $2,084
-----------------------------------------------------------------------------
CAPITAL GROWTH                           $160      $496     $855      $1,867
-----------------------------------------------------------------------------
STRATEGIC GROWTH                         $393    $1,192      N/A         N/A
-----------------------------------------------------------------------------
GROWTH OPPORTUNITIES                     $422    $1,275      N/A         N/A
-----------------------------------------------------------------------------
MID CAP VALUE                            $150      $465     $803      $1,757
-----------------------------------------------------------------------------
SMALL CAP VALUE                          $174      $539     $928      $2,019
-----------------------------------------------------------------------------
LARGE CAP VALUE                          $229      $706      N/A         N/A
-----------------------------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER                             FUND
 ---------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
  32 Old Slip                                    Growth and Income
  New York, New York 10005                       CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Large Cap Value
 ---------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  32 Old Slip                                    Capital Growth
  New York, New York 10005
 ---------------------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM and GSFM. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Del-aware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offer-ing. As of September 30, 1999, GSAM and GSFM, along with other units of IMD, have assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

                                                               SERVICE PROVIDERS


 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                                                  ACTUAL RATE
                                                                FOR THE FISCAL
                                                                 PERIOD  ENDED
                                     CONTRACTUAL RATE           AUGUST  31, 1999
 -------------------------------------------------------------------------------
  GSAM:
 -------------------------------------------------------------------------------
  Balanced                                0.65%                       0.65%
 -------------------------------------------------------------------------------
  Growth and Income                       0.70%                       0.70%
 -------------------------------------------------------------------------------
  CORE Large Cap Value                    0.60%                       0.60%
 -------------------------------------------------------------------------------
  CORE Large Cap Growth                   0.75%                       0.60%
 -------------------------------------------------------------------------------
  CORE Small Cap Equity                   0.85%                       0.85%
 -------------------------------------------------------------------------------
  Strategic Growth                        1.00%                       1.00%
 -------------------------------------------------------------------------------
  Growth Opportunities                    1.00%                       1.00%
 -------------------------------------------------------------------------------
  Mid Cap Value                           0.75%                       0.75%
 -------------------------------------------------------------------------------
  Small Cap Value                         1.00%                       1.00%
 -------------------------------------------------------------------------------
  Large Cap Value                         0.75%                       N/A
 -------------------------------------------------------------------------------
  GSFM:
 -------------------------------------------------------------------------------
  CORE U.S. Equity                        0.75%                       0.70%
 -------------------------------------------------------------------------------
  Capital Growth                          1.00%                       1.00%
 -------------------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

--------------------------------------------------------------------------------
Value Team

                                   YEARS
                  FUND             PRIMARILY
 NAME AND TITLE   RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
-------------------------------------------------------------------------------
 Eileen A.        PORTFOLIO           SINCE    MS. APTMAN JOINED THE INVESTMENT
 Aptman           MANAGER--           1996     ADVISER AS A RESEARCH ANALYST IN
 VICE PRESIDENT   MID CAP VALUE       1997     1993. SHE BECAME A PORTFOLIO
                  SMALL CAP VALUE              MANAGER IN 1996.
-------------------------------------------------------------------------------
 Matthew B.       PORTFOLIO           SINCE    MR. MCLENNAN JOINED THE
 McLennan         MANAGER--           1996     INVESTMENT ADVISER AS A RESEARCH
 VICE PRESIDENT   SMALL CAP VALUE     1998     ANALYST IN 1995 AND BECAME A
                  MID CAP VALUE                PORTFOLIO MANAGER IN 1996. FROM
                                               1994 TO 1995, HE WORKED IN THE
                                               INVESTMENT BANKING DIVISION OF
                                               GOLDMAN SACHS IN AUSTRALIA. FROM
                                               1991 TO 1994, MR. MCLENNAN
                                               WORKED AT QUEENSLAND INVESTMENT
                                               CORPORATION IN AUSTRALIA.
-------------------------------------------------------------------------------
 Eileen Rominger  SENIOR PORTFOLIO    SINCE    MS. ROMINGER JOINED THE
 MANAGING         MANAGER-- GROWTH    1999     INVESTMENT ADVISER AS A SENIOR
 DIRECTOR         AND INCOME          1999     PORTFOLIO MANAGER IN 1999. FROM
                  MID CAP VALUE       1999     1981 TO 1999, SHE WORKED AT
                  SMALL CAP VALUE     1999     OPPENHEIMER CAPITAL, MOST
                  LARGE CAP VALUE     1999     RECENTLY AS A SENIOR PORTFOLIO
                  BALANCED                     MANAGER.
                  (EQUITY)
-------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                   YEARS
                  FUND             PRIMARILY
 NAME AND TITLE   RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
---------------------------------------------------------------------------
 Karma Wilson     PORTFOLIO           SINCE    MS. WILSON JOINED THE
 VICE PRESIDENT   MANAGER--           1998     INVESTMENT ADVISER AS A
                  BALANCED            1998     PORTFOLIO MANAGER IN 1994.
                  (EQUITY)            1998     PRIOR TO 1994, SHE WAS AN
                  GROWTH AND          1999     INVESTMENT ANALYST WITH
                  INCOME                       BANKERS TRUST AUSTRALIA LTD.
                  MID CAP VALUE
                  LARGE CAP VALUE
---------------------------------------------------------------------------

 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department

 .More than $23 billion in equities currently under management

--------------------------------------------------------------------------------
Quantitative Equity Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 Melissa Brown         SENIOR PORTFOLIO MANAGER--    SINCE      MS. BROWN JOINED THE
 VICE PRESIDENT        CORE LARGE CAP VALUE          1998       INVESTMENT ADVISER AS A
                       CORE U.S. EQUITY              1998       PORTFOLIO MANAGER IN
                       CORE LARGE CAP GROWTH         1998       1998. FROM
                       CORE SMALL CAP EQUITY         1998       1984 TO 1998, SHE WAS
                                                                THE
                                                                DIRECTOR OF QUANTITATIVE
                                                                EQUITY RESEARCH AND
                                                                SERVED ON THE INVESTMENT
                                                                POLICY COMMITTEE AT
                                                                PRUDENTIAL SECURITIES.
------------------------------------------------------------------------------------------
 Kent A. Clark         SENIOR PORTFOLIO MANAGER--    SINCE      MR. CLARK JOINED THE
 MANAGING              CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN THE
                       CORE SMALL CAP EQUITY         1997       QUANTITATIVE EQUITY
                       CORE LARGE CAP VALUE          1998       MANAGEMENT TEAM IN 1992.
------------------------------------------------------------------------------------------
 Robert C. Jones       SENIOR PORTFOLIO MANAGER--    SINCE      MR. JONES JOINED THE
 MANAGING              CORE U.S. EQUITY              1991       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN
                       CORE SMALL CAP EQUITY         1997       1989.
                       CORE LARGE CAP VALUE          1998
------------------------------------------------------------------------------------------
 Victor H.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. PINTER JOINED THE
 Pinter                CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 VICE PRESIDENT        CORE LARGE CAP GROWTH         1997       RESEARCH ANALYST IN
                       CORE SMALL CAP EQUITY         1997       1990. HE BECAME A
                       CORE LARGE CAP VALUE          1998       PORTFOLIO MANAGER IN
                                                                1992.
------------------------------------------------------------------------------------------

 Growth Equity Investment Team
 .18 year consistent investment style applied through diverse and complete market cycles
 .More than $12 billion in equities currently under management
 .More than 250 client account relationships
 .A portfolio management and analytical team with more than 150 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 George D. Adler       SENIOR PORTFOLIO MANAGER--    SINCE      MR. ADLER JOINED THE
 VICE PRESIDENT        BALANCED (EQUITY)             1997       INVESTMENT ADVISER AS A
                       CAPITAL GROWTH                1997       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1990 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY
                                                                INVESTMENT MANAGEMENT,
                                                                INC. ("LIBERTY").
------------------------------------------------------------------------------------------
 Steve Barry           SENIOR PORTFOLIO MANAGER--    SINCE      MR. BARRY JOINED THE
 VICE PRESIDENT        GROWTH OPPORTUNITIES          1999       INVESTMENT ADVISER AS A
                                                                PORTFOLIO MANAGER IN
                                                                1999. FROM 1988 TO 1999,
                                                                HE WAS A PORTFOLIO
                                                                MANAGER AT ALLIANCE
                                                                CAPITAL MANAGEMENT.
------------------------------------------------------------------------------------------
 Robert G.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. COLLINS JOINED THE
 Collins               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1991 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY. HIS PAST
                                                                EXPERIENCE INCLUDES WORK
                                                                AS A SPECIAL SITUATIONS
                                                                ANALYST WITH
                                                                RAYMOND JAMES &
                                                                ASSOCIATES FOR
                                                                FIVE YEARS.
------------------------------------------------------------------------------------------
 Herbert E.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EHLERS JOINED THE
 Ehlers                CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 MANAGING              BALANCED (EQUITY)             1998       SENIOR PORTFOLIO MANAGER
 DIRECTOR              STRATEGIC GROWTH              1999       AND CHIEF INVESTMENT
                       GROWTH OPPORTUNITIES          1999       OFFICER OF THE GROWTH
                                                                EQUITY TEAM IN 1997.
                                                                FROM 1994 TO 1997, HE
                                                                WAS THE CHIEF INVESTMENT
                                                                OFFICER AND CHAIRMAN OF
                                                                LIBERTY. HE WAS A
                                                                PORTFOLIO MANAGER AND
                                                                PRESIDENT AT LIBERTY'S
                                                                PREDECESSOR FIRM, EAGLE
                                                                ASSET MANAGEMENT
                                                                ("EAGLE"), FROM 1984 TO
                                                                1994.
------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE   FIVE YEAR EMPLOYMENT HISTORY
--------------------------------------------------------------------------------------------
 Gregory H.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EKIZIAN JOINED THE
 Ekizian               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1990 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY AND ITS
                                                                PREDECESSOR FIRM, EAGLE.
--------------------------------------------------------------------------------------------
 Scott Kolar           PORTFOLIO MANAGER--           SINCE      MR. KOLAR JOINED THE
 ASSOCIATE             CAPITAL GROWTH                1999       INVESTMENT ADVISER AS AN
                       STRATEGIC GROWTH                         EQUITY ANALYST IN 1997
                                                                AND BECAME A PORTFOLIO
                                                                MANAGER IN 1999. FROM
                                                                1994 TO 1997, HE WAS AN
                                                                EQUITY ANALYST AND
                                                                INFORMATION SYSTEMS
                                                                SPECIALIST AT LIBERTY.
--------------------------------------------------------------------------------------------
 David G. Shell        SENIOR PORTFOLIO MANAGER--    SINCE      MR. SHELL JOINED THE
 VICE PRESIDENT        CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
                       BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1987 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY AND
                                                                ITS PREDECESSOR FIRM,
                                                                EAGLE.
--------------------------------------------------------------------------------------------
 Ernest C.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. SEGUNDO JOINED THE
 Segundo, Jr.          CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1992 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY.
--------------------------------------------------------------------------------------------

 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing inter-est rate anticipation and focusing on security selection and sector alloca-tion

 .The team manages approximately $29 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------
Fixed-Income Portfolio Management Team

                                      YEARS
                                      PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
--------------------------------------------------------------------------------
 Jonathan A.       SENIOR PORTFOLIO      SINCE    MR. BEINNER JOINED THE
 Beinner           MANAGER--             1994     INVESTMENT ADVISER AS A
 MANAGING          BALANCED (FIXED-               PORTFOLIO MANAGER IN 1990.
 DIRECTOR AND      INCOME)
 CO-HEAD U.S.
 FIXED INCOME
--------------------------------------------------------------------------------
 C. Richard Lucy   SENIOR PORTFOLIO      SINCE    MR. LUCY JOINED THE INVESTMENT
 MANAGING          MANAGER--             1994     ADVISER AS A PORTFOLIO MANAGER
 DIRECTOR AND      BALANCED (FIXED-               IN 1992.
 CO-HEAD U.S.      INCOME)
 FIXED INCOME
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group which analyzed these issues and implemented system modifications to prepare for the Year 2000 Problem.

 .The Investment Adviser has either tested with or received assurance from the Fund's other service providers to confirm that they are taking reason-able steps to avoid Year 2000 Problems, and the Investment Adviser contin-ues to monitor the situation.

 .The Investment Adviser has developed broad and comprehensive contingency plans, as well as event management plans that will help manage the Fund through the date change by allowing the Investment Adviser to closely moni-tor and respond to Year 2000-related events as they unfold around the world.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                                                   INVESTMENT     CAPITAL GAINS
FUND                                             INCOME DIVIDENDS DISTRIBUTIONS
-------------------------------------------------------------------------------
Balanced                                            QUARTERLY       ANNUALLY
-------------------------------------------------------------------------------
Growth and Income                                   QUARTERLY       ANNUALLY
-------------------------------------------------------------------------------
CORE Large Cap Value                                QUARTERLY       ANNUALLY
-------------------------------------------------------------------------------
CORE U.S. Equity                                     ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
CORE Large Cap Growth                                ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
CORE Small Cap Equity                                ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
Capital Growth                                       ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
Strategic Growth                                     ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
Growth Opportunities                                 ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
Mid Cap Value                                        ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
Small Cap Value                                      ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------
Large Cap Value                                      ANNUALLY       ANNUALLY
-------------------------------------------------------------------------------

                                                                       DIVIDENDS


From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?

 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; OR

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

                                                               SHAREHOLDER GUIDE

 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a mini-mum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
     NAV =
          --------------------------------------------------
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

                                                               SHAREHOLDER GUIDE


 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS SERVICE SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 ------------------------------------------------
  BY WRITING:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 ------------------------------------------------
  BY TELEPHONE:  1-800-621-2550
                 (8:00 a.m. to 4:00 p.m. New York
                 time)
 ------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 How Are Redemption Proceeds Paid?
 BY WIRE: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.

 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 BY CHECK: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

                                                               SHAREHOLDER GUIDE

 . Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organi-zations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

 The Trust reserves the right to:
 . Redeem the Service Shares of any Service Organization whose account bal-ance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organ-ization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem the shares in other circumstances determined by the Board of Trust-
   ees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the source and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

 TAXES ON SALES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turn-over (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a state-ment of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments

                                                                      APPENDIX A

 in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

 RISKS OF FOREIGN INVESTMENTS. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-rities of many foreign issuers are less liquid and more volatile than secu-rities of comparable domestic issuers. Efforts in foreign countries to reme-diate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Further-more, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of with-holding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts

                                                                      APPENDIX A

 evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest-

                                                                      APPENDIX A

 ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 RISKS OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 CREDIT RISKS. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 TEMPORARY INVESTMENT RISKS. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

                                                                      APPENDIX A

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITS. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other

                                                                      APPENDIX A

 respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise man-age their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 EQUITY SWAPS. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are

                                                                      APPENDIX A

 derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in inter-est rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 LENDING OF PORTFOLIO SECURITIES. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 OTHER INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on

                                                                      APPENDIX A

 any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to sub-stantially the same risks.

 .STANDARD & POOR'S DEPOSITORY RECEIPTS. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .WORLD EQUITY BENCHMARK SHARES. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 UNSEASONED COMPANIES. Each Fund may invest in companies (including predeces-
 sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments
 in unseasoned compa     -
 nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments

                                                                      APPENDIX A

 or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other mortgage-backed securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 ASSET-BACKED SECURITIES. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often sub-ject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the under-lying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 BORROWINGS. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 MORTGAGE DOLLAR ROLLS. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

                                                                 APPENDIX A

 YIELD CURVE OPTIONS. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is prof-itable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 REVERSE REPURCHASE AGREEMENTS. Certain Funds may enter into reverse repur-chase agreements. Reverse repurchase agreements involve the sale of securi-ties held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the inter-est income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 MUNICIPAL SECURITIES. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities. Such securities may pay fixed, variable or float-ing rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass trans-portation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding out-standing obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Munici-pal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal secu-rities and auction rate securities.

 INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTER-EST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 LOAN PARTICIPATIONS. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the

                                                                      APPENDIX A

 corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit reme-dies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participa-tion, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 INVERSE FLOATERS. Certain Funds may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request). No financial highlights are included for the Large Cap Value Fund because it had no operating history prior to the date of this prospectus.

 BALANCED FUND

                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/A/
                                                   -------------------------

                                         NET ASSET
                                          VALUE,      NET      NET REALIZED
                                         BEGINNING INVESTMENT AND UNREALIZED
                                         OF PERIOD   INCOME    GAIN (LOSS)
----------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
1999 - Class A Shares                     $20.48     $0.32        $(0.19)
1999 - Class B Shares                      20.37      0.22         (0.18)
1999 - Class C Shares                      20.34      0.23         (0.19)
1999 - Institutional Shares                20.48      0.53         (0.35)
1999 - Service Shares                      20.47      1.22         (1.14)
----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      20.29      0.58          0.20
1999 - Class B Shares                      20.20      0.41          0.21
1999 - Class C Shares                      20.17      0.41          0.21
1999 - Institutional Shares                20.29      0.64          0.20
1999 - Service Shares                      20.28      0.53          0.21
----------------------------------------------------------------------------
1998 - Class A Shares                      18.78      0.57          2.66
1998 - Class B Shares                      18.73      0.50          2.57
1998 - Class C Shares (commenced August
        15, 1997)                          21.10      0.25          0.24
1998 - Institutional Shares (commenced
        August 15, 1997)                   21.18      0.26          0.32
1998 - Service Shares (commenced August
        15, 1997)                          21.18      0.22          0.32
----------------------------------------------------------------------------
1997 - Class A Shares                      17.31      0.66          2.47
1997 - Class B Shares (commenced May 1,
        1996)                              17.46      0.42          2.34
----------------------------------------------------------------------------
1996 - Class A Shares                      14.22      0.51          3.43
----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

                                                                      APPENDIX B




     DISTRIBUTIONS TO SHAREHOLDERS
  ---------------------------------------
               IN EXCESS                 NET INCREASE                     NET ASSETS   RATIO OF
   FROM NET      OF NET                   (DECREASE)  NET ASSET           AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT    FROM NET    IN NET ASSET VALUE, END  TOTAL     PERIOD    TO AVERAGE
    INCOME       INCOME   REALIZED GAINS    VALUE     OF PERIOD  RETURNB  (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------------------
    $(0.23)      $  --        $  --         $(0.10)     $20.38     0.62%d  $169,395      1.10%c
     (0.15)         --           --          (0.11)      20.26     0.20d     40,515      1.85c
     (0.15)         --           --          (0.11)      20.23     0.18d     11,284      1.85c
     (0.27)         --           --          (0.09)      20.39     0.86d      2,361      0.70c
     (0.18)         --           --          (0.10)      20.37     0.39d         15      1.20c
-------------------------------------------------------------------------------------------------
     (0.59)         --           --           0.19       20.48     3.94     192,453      1.04
     (0.45)         --           --           0.17       20.37     3.15      43,926      1.80
     (0.45)         --           --           0.17       20.34     3.14      14,286      1.80
     (0.65)         --           --           0.19       20.48     4.25       8,010      0.73
     (0.55)         --           --           0.19       20.47     3.80         490      1.23
-------------------------------------------------------------------------------------------------
     (0.56)         --        (1.16)          1.51       20.29    17.54     163,636      1.00
     (0.42)      (0.02)       (1.16)          1.47       20.20    16.71      23,639      1.76
     (0.22)      (0.04)       (1.16)         (0.93)      20.17     2.49d      8,850      1.77c
     (0.23)      (0.08)       (1.16)         (0.89)      20.29     2.93d      8,367      0.76c
     (0.22)      (0.06)       (1.16)         (0.90)      20.28     2.66d         16      1.26c
-------------------------------------------------------------------------------------------------
     (0.66)         --        (1.00)          1.47       18.78    18.59      81,410      1.00
     (0.42)      (0.07)       (1.00)          1.27       18.73    16.22d      2,110      1.75c
-------------------------------------------------------------------------------------------------
     (0.50)         --        (0.35)          3.09       17.31    28.10      50,928      1.00
-------------------------------------------------------------------------------------------------

c Annualized.

d Not annualized.

e Includes the effect of mortgage dollar roll transactions.

                                                RATIOS ASSUMING
                                               NO VOLUNTARY WAIVER
                                         OF FEES OR EXPENSE LIMITATIONS
                                         ------------------------------
                             RATIO OF                             RATIO OF
                          NET INVESTMENT   RATIO OF            NET INVESTMENT
                            INCOME TO     EXPENSES TO            INCOME TO           PORTFOLIO
                           AVERAGE NET      AVERAGE             AVERAGE NET          TURNOVER
                              ASSETS       NET ASSETS               ASSETS             RATEE
-----------------------------------------------------------------------------------------------
FOR THE SEVEN-MONTH
 PERIOD ENDED AUGUST 31,
1999 - Class A Shares          2.58%c                  1.32%c                2.36%c     90.41%d
1999 - Class B Shares          1.83c                   2.07c                 1.61c      90.41d
1999 - Class C Shares          1.84c                   2.07c                 1.62c      90.41d
1999 - Institutional
        Shares                 2.96c                   0.92c                 2.74c      90.41d
1999 - Service Shares          2.46c                   1.42c                 2.24c      90.41d
-----------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          2.90                    1.45                  2.49      175.06
1999 - Class B Shares          2.16                    2.02                  1.94      175.06
1999 - Class C Shares          2.17                    2.02                  1.95      175.06
1999 - Institutional
        Shares                 3.22                    0.95                  3.00      175.06
1999 - Service Shares          2.77                    1.45                  2.55      175.06
-----------------------------------------------------------------------------------------------
1998 - Class A Shares          2.94                    1.57                  2.37      190.43
1998 - Class B Shares          2.14                    2.07                  1.83      190.43
1998 - Class C Shares
        (commenced
         August 15, 1997)      2.13c                   2.08c                 1.82c     190.43
1998 - Institutional Shares
        (commenced August
        15, 1997)              3.13c                   1.07c                 2.82c     190.43
1998 - Service Shares
        (commenced August
        15, 1997)              2.58c                   1.57c                 2.27c     190.43
-----------------------------------------------------------------------------------------------
1997 - Class A Shares          3.76                    1.77                  2.99      208.11
1997 - Class B Shares
        (commenced May
        1, 1996)               2.59c                   2.27c                 2.07c     208.11
-----------------------------------------------------------------------------------------------
1996 - Class A Shares          3.65                    1.90                  2.75      197.10
-----------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 GROWTH AND INCOME FUND


                                          INCOME FROM
                                     INVESTMENT OPERATIONS/A/  DISTRIBUTIONS TO SHAREHOLDERS
                                    -------------------------  ------------------------------
                                                     NET
                                                   REALIZED
                          NET ASSET                  AND                IN EXCESS
                           VALUE,        NET      UNREALIZED  FROM NET    OF NET   FROM NET
                          BEGINNING  INVESTMENT      GAIN    INVESTMENT INVESTMENT REALIZED
                          OF PERIOD INCOME (LOSS)   (LOSS)     INCOME     INCOME    GAINS
-------------------------------------------------------------------------------------------
FOR THE SEVEN-MONTH
 PERIOD ENDED AUGUST 31,
1999 - Class A Shares      $24.33      $ 0.19       $0.31      $(0.15)     $  --     $  --
1999 - Class B Shares       24.13        0.08        0.31       (0.06)        --        --
1999 - Class C Shares       24.08        0.08        0.30       (0.05)        --        --
1999 - Institutional
 Shares                     24.35        0.34        0.23       (0.20)        --        --
1999 - Service Shares       24.33        0.17        0.32       (0.14)        --        --
-------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares       25.93        0.20       (1.60)      (0.19)     (0.01)       --
1999 - Class B Shares       25.73        0.02       (1.58)      (0.04)        --        --
1999 - Class C Shares       25.70        0.02       (1.59)      (0.05)        --        --
1999 - Institutional
 Shares                     25.95        0.29       (1.58)      (0.30)     (0.01)       --
1999 - Service Shares       25.92        0.17       (1.58)      (0.17)     (0.01)       --
-------------------------------------------------------------------------------------------
1998 - Class A Shares       23.18        0.11        5.27       (0.11)        --     (2.52)
1998 - Class B Shares       23.10        0.04        5.14          --      (0.03)    (2.52)
1998 - Class C Shares
 (commenced August 15,
 1997)                      28.20       (0.01)       0.06          --      (0.03)    (2.52)
1998 - Institutional
 Shares                     23.19        0.27        5.23       (0.22)        --     (2.52)
1998 - Service Shares       23.17        0.14        5.23       (0.06)     (0.04)    (2.52)
-------------------------------------------------------------------------------------------
1997 - Class A Shares       19.98        0.35        5.18       (0.35)     (0.01)    (1.97)
1997 - Class B Shares
 (commenced May 1, 1996)    20.82        0.17        4.31       (0.17)     (0.06)    (1.97)
1997 - Institutional
 Shares
 (commenced June 3,
 1996)                      21.25        0.29        3.96       (0.30)     (0.04)    (1.97)
1997 - Service Shares
 (commenced March 6,
 1996)                      20.71        0.28        4.50       (0.28)     (0.07)    (1.97)
-------------------------------------------------------------------------------------------
1996 - Class A Shares       15.80        0.33        4.75       (0.30)        --     (0.60)
-------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B



                                                              RATIO OF
NET INCREASE                       NET ASSETS   RATIO OF   NET INVESTMENT
 (DECREASE)   NET ASSET            AT END OF  NET EXPENSES INCOME (LOSS)
   IN NET     VALUE, END  TOTAL      PERIOD    TO AVERAGE  TO AVERAGE NET
 ASSET VALUE  OF PERIOD  RETURN/B/ (IN 000S)   NET ASSETS      ASSETS
-------------------------------------------------------------------------
    $ 0.35      $24.68     2.05%d  $  855,174     1.19%c        1.26%c
      0.33       24.46     1.60d      271,912     1.94c         0.51c
      0.33       24.41     1.58d       31,328     1.94c         0.51c
      0.37       24.72     2.32d       32,181     0.79c         1.72c
      0.35       24.68     2.01d       10,008     1.29c         1.16c
-------------------------------------------------------------------------
     (1.60)      24.33    (5.40)    1,122,157     1.22          0.78
     (1.60)      24.13    (6.07)      349,662     1.92          0.09
     (1.62)      24.08    (6.12)       48,146     1.92          0.10
     (1.60)      24.35    (5.00)      173,696     0.80          1.25
     (1.59)      24.33    (5.44)       11,943     1.30          0.72
-------------------------------------------------------------------------
      2.75       25.93    23.71     1,216,582     1.25          0.43
      2.63       25.73    22.87       307,815     1.94         (0.35)
     (2.50)      25.70     0.51d       31,686     1.99c        (0.48)c
      2.76       25.95    24.24        36,225     0.83          0.76
      2.75       25.92    23.63         8,893     1.32          0.32
-------------------------------------------------------------------------
      3.20       23.18    28.42       615,103     1.22          1.60
      2.28       23.10    22.23d       17,346     1.93c         0.15c
      1.94       23.19    20.77d          193     0.82c         1.36c
      2.46       23.17    23.87d        3,174     1.32c         0.94c
-------------------------------------------------------------------------
      4.18       19.98    32.45       436,757     1.20          1.67
-------------------------------------------------------------------------

                          RATIOS ASSUMING NO VOLUNTARY WAIVER
                             OF FEES OR EXPENSE LIMITATIONS
                          -----------------------------------
                              RATIO OF                 RATIO OF
                            EXPENSES TO             NET INVESTMENT          PORTFOLIO
                            AVERAGE NET            INCOME (LOSS) TO         TURNOVER
                               ASSETS             AVERAGE NET ASSETS          RATE
-------------------------------------------------------------------------------------
FOR THE SEVEN-MONTH
 PERIOD ENDED
 AUGUST 31,
1999 - Class A Shares         1.20%c                    1.25%c                55.43%d
1999 - Class B Shares         1.95c                     0.50c                 55.43d
1999 - Class C Shares         1.95c                     0.50c                 55.43d
1999 - Institutional
 Shares                       0.80c                     1.71c                 55.43d
1999 - Service Shares         1.30c                     1.15c                 55.43d
-------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares         1.32                      0.68                 125.79
1999 - Class B Shares         1.92                      0.09                 125.79
1999 - Class C Shares         1.92                      0.10                 125.79
1999 - Institutional
 Shares                       0.80                      1.25                 125.79
1999 - Service Shares         1.30                      0.72                 125.79
-------------------------------------------------------------------------------------
1998 - Class A Shares         1.42                      0.26                  61.95
1998 - Class B Shares         1.94                     (0.35)                 61.95
1998 - Class C Shares
 (commenced August 15,
 1997)                        1.99c                    (0.48)c                61.95
1998 - Institutional
 Shares                       0.83                      0.76                  61.95
1998 - Service Shares         1.32                      0.32                  61.95
-------------------------------------------------------------------------------------
1997 - Class A Shares         1.43                      1.39                  53.03
1997 - Class B Shares
 (commenced May 1, 1996)      1.93c                     0.15c                 53.03
1997 - Institutional
 Shares
 (commenced June 3,
 1996)                        0.82c                     1.36c                 53.03
1997 - Service Shares
 (commenced March 6,
 1996)                        1.32c                     0.94c                 53.03
-------------------------------------------------------------------------------------
1996 - Class A Shares         1.45                      1.42                  57.93
-------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE LARGE CAP VALUE FUND


                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/A/
                                                     -------------------------

                                           NET ASSET
                                            VALUE,      NET      NET REALIZED
                                           BEGINNING INVESTMENT AND UNREALIZED
                                           OF PERIOD   INCOME       GAIN
------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST
 31,
1999 - Class A Shares                       $10.15     $0.04        $0.40
1999 - Class B Shares                        10.15      0.01         0.36
1999 - Class C Shares                        10.15      0.01         0.37
1999 - Institutional Shares                  10.16      0.06         0.38
1999 - Service Shares                        10.16      0.02         0.40
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares (commenced December
 31, 1998)                                   10.00      0.01         0.14
1999 - Class B Shares (commenced December
 31, 1998)                                   10.00        --         0.15
1999 - Class C Shares (commenced December
 31, 1998)                                   10.00        --         0.15
1999 - Institutional Shares (commenced
 December 31, 1998)                          10.00      0.01         0.15
1999 - Service Shares (commenced December
 31, 1998)                                   10.00      0.02         0.14
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







      DISTRIBUTIONS TO
        SHAREHOLDERS
  ----------------------------

                                                                      NET ASSETS
   FROM NET                   NET INCREASE NET ASSET                  AT END OF       RATIO OF
  INVESTMENT      FROM NET    IN NET ASSET VALUE, END   TOTAL           PERIOD    NET EXPENSES  TO
    INCOME     REALIZED GAINS    VALUE     OF PERIOD  RETURN/B/,/D/   (IN 000S)  AVERAGE NET ASSETS/C/
------------------------------------------------------------------------------------------------------
    $(0.04)         $ --         $0.40       $10.55     4.31%           91,072          1.04%
     (0.02)           --          0.35        10.50     3.68            14,464          1.79
     (0.02)           --          0.36        10.51     3.73             8,032          1.79
     (0.05)           --          0.39        10.55     4.35           189,540          0.64
     (0.03)           --          0.39        10.55     4.11                13          1.14
------------------------------------------------------------------------------------------------------
        --            --          0.15        10.15     1.50             6,665          1.08
        --            --          0.15        10.15     1.50               340          1.82
        --            --          0.15        10.15     1.50               268          1.83
        --            --          0.16        10.16     1.60            53,396          0.66
        --            --          0.16        10.16     1.60                 2          1.16
------------------------------------------------------------------------------------------------------

                                                  RATIOS ASSUMING
                                                NO VOLUNTARY WAIVER
                                           OF FEES OR EXPENSE LIMITATIONS
                                           ------------------------------------
                               RATIO OF                            RATIO OF
                            NET INVESTMENT   RATIO OF           NET INVESTMENT
                              INCOME TO     EXPENSES TO           INCOME TO          PORTFOLIO
                             AVERAGE NET    AVERAGE NET          AVERAGE NET         TURNOVER
                               ASSETS/C/      ASSETS/C/             ASSETS/C/          RATE/D/
----------------------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD
 ENDED AUGUST 31,
1999 - Class A Shares            0.87%        1.21%                 0.70%              36.10%
1999 - Class B Shares            0.05         1.96                 (0.12)              36.10
1999 - Class C Shares            0.09         1.96                 (0.08)              36.10
1999 - Institutional
 Shares                          1.29         0.81                  1.12               36.10
1999 - Service Shares            0.72         1.31                  0.55               36.10
----------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1999 - Class A
 Shares(commenced December
 31, 1998)                       1.45         8.03                 (5.50)               0.00
1999 - Class B
 Shares(commenced December
 31, 1998)                       0.84         8.77                 (6.11)               0.00
1999 - Class C
 Shares(commenced December
 31, 1998)                       0.70         8.78                 (6.25)               0.00
1999 - Institutional
 Shares(commenced December
 31, 1998)                       1.97         7.61                 (4.98)               0.00
1999 - Service
 Shares(commenced December
 31, 1998)                       2.17         8.11                 (4.78)               0.00
----------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE U.S. EQUITY FUND


                                                           INCOME FROM
                                                     INVESTMENT OPERATIONS/A/
                                                    -------------------------

                                          NET ASSET    NET
                                           VALUE,   INVESTMENT  NET REALIZED
                                          BEGINNING   INCOME   AND UNREALIZED
                                          OF PERIOD   (LOSS)    GAIN (LOSS)
-----------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST
31,
1999 - Class A Shares                      $32.98     $ 0.03       $1.20
1999 - Class B Shares                       32.50      (0.11)       1.17
1999 - Class C Shares                       32.40      (0.10)       1.16
1999 - Institutional Shares                 33.29       0.11        1.21
1999 - Service Shares                       32.85       0.01        1.19
-----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                       26.59       0.04        7.02
1999 - Class B Shares                       26.32      (0.10)       6.91
1999 - Class C Shares                       26.24      (0.10)       6.89
1999 - Institutional Shares                 26.79       0.20        7.11
1999 - Service Shares                       26.53       0.06        7.01
-----------------------------------------------------------------------------
1998 - Class A Shares                       23.32       0.11        5.63
1998 - Class B Shares                       23.18       0.11        5.44
1998 - Class C Shares (commenced August
15, 1997)                                   27.48       0.03        1.22
1998 - Institutional Shares                 23.44       0.30        5.65
1998 - Service Shares                       23.27       0.19        5.57
-----------------------------------------------------------------------------
1997 - Class A Shares                       19.66       0.16        4.46
1997 - Class B Shares (commenced May 1,
1996)                                       20.44       0.04        3.70
1997 - Institutional Shares                 19.71       0.30        4.51
1997 - Service Shares (commenced June 7,
1996)                                       21.02       0.13        3.15
-----------------------------------------------------------------------------
1996 - Class A Shares                       14.61       0.19        5.43
1996 - Institutional Shares (commenced
June 15, 1995)                              16.97       0.16        3.23
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B





   DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------
                                                                                                     RATIO OF
            IN EXCESS                 NET INCREASE                        NET ASSETS   RATIO OF   NET INVESTMENT
 FROM NET     OF NET                   (DECREASE)  NET ASSET              AT END OF  NET EXPENSES INCOME (LOSS)
INVESTMENT  INVESTMENT    FROM NET    IN NET ASSET VALUE, END TOTAL         PERIOD    TO AVERAGE    TO AVERAGE
  INCOME      INCOME   REALIZED GAINS    VALUE     OF PERIOD  RETURN/B/   (IN 000S)   NET ASSETS    NET ASSETS
----------------------------------------------------------------------------------------------------------------
  $   --      $   --       $  --         $ 1.23      $34.21     3.73%d     $614,310      1.14%c        0.15%c
      --          --          --           1.06       33.56     3.26d       214,087      1.89c        (0.60)c
      --          --          --           1.06       33.46     3.27d        43,361      1.89c        (0.61)c
      --          --          --           1.32       34.61     3.97d       335,465      0.74c         0.54c
      --          --          --           1.20       34.05     3.65d        11,204      1.24c         0.06c
----------------------------------------------------------------------------------------------------------------
   (0.03)      (0.01)      (0.63)          6.39       32.98    26.89        605,566      1.23          0.15
      --          --       (0.63)          6.18       32.50    26.19        152,347      1.85         (0.50)
      --          --       (0.63)          6.16       32.40    26.19         26,912      1.87         (0.53)
   (0.15)      (0.03)      (0.63)          6.50       33.29    27.65        307,200      0.69          0.69
   (0.10)      (0.02)      (0.63)          6.32       32.85    27.00         11,600      1.19          0.19
----------------------------------------------------------------------------------------------------------------
   (0.12)         --       (2.35)          3.27       26.59    24.96        398,393      1.28          0.51
      --       (0.06)      (2.35)          3.14       26.32    24.28         59,208      1.79         (0.05)
      --       (0.14)      (2.35)         (1.24)      26.24     4.85d         6,267      1.78c        (0.21)c
   (0.24)      (0.01)      (2.35)          3.35       26.79    25.76        202,893      0.65          1.16
   (0.07)      (0.08)      (2.35)          3.26       26.53    25.11          7,841      1.15          0.62
----------------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.80)          3.66       23.32    23.75        225,968      1.29          0.91
   (0.04)      (0.16)      (0.80)          2.74       23.18    18.59d        17,258      1.83c         0.06c
   (0.28)         --       (0.80)          3.73       23.44    24.63        148,942      0.65          1.52
   (0.13)      (0.10)      (0.80)          2.25       23.27    15.92d         3,666      1.15c         0.69c
----------------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.41)          5.05       19.66    38.63        129,045      1.25          1.01
   (0.24)         --       (0.41)          2.74       19.71    20.14d        64,829      0.65c         1.49c
----------------------------------------------------------------------------------------------------------------

                          RATIOS ASSUMING NO VOLUNTARY WAIVER
                             OF FEES OR EXPENSE LIMITATIONS
                          -----------------------------------
                                                     RATIO OF
                              RATIO OF            NET INVESTMENT
                            EXPENSES TO          INCOME (LOSS) TO       PORTFOLIO
                            AVERAGE NET               AVERAGE           TURNOVER
                               ASSETS               NET  ASSETS           RATE
---------------------------------------------------------------------------------
FOR THE SEVEN-MONTH
PERIOD ENDED AUGUST 31,
1999 - Class A Shares               1.24%c                 0.05%c         41.84%d
1999 - Class B Shares               1.99c                  (0.70)c        41.84d
1999 - Class C Shares               1.99c                  (0.71)c        41.84d
1999 - Institutional
Shares                              0.84c                  0.44c          41.84d
1999 - Service Shares               1.34c                  (0.04)c        41.84d
---------------------------------------------------------------------------------
FOR THE YEARS ENDED
JANUARY 31,
1999 - Class A Shares               1.36                    0.02          63.79
1999 - Class B Shares               1.98                   (0.63)         63.79
1999 - Class C Shares               2.00                   (0.66)         63.79
1999 - Institutional
Shares                              0.82                    0.56          63.79
1999 - Service Shares               1.32                    0.06          63.79
---------------------------------------------------------------------------------
1998 - Class A Shares               1.47                    0.32          65.89
1998 - Class B Shares               1.96                   (0.22)         65.89
1998 - Class C Shares
(commenced August 15,
1997)                               1.95c                  (0.38)c        65.89
1998 - Institutional
Shares                              0.82                    0.99          65.89
1998 - Service Shares               1.32                    0.45          65.89
---------------------------------------------------------------------------------
1997 - Class A Shares               1.53                    0.67          37.28
1997 - Class B Shares
(commenced May 1, 1996)             2.00c                  (0.11)c        37.28
1997 - Institutional
Shares                              0.85                    1.32          37.28
1997 - Service Shares
(commenced June 7, 1996)            1.35c                  0.49c          37.28
---------------------------------------------------------------------------------
1996 - Class A Shares               1.55                    0.71          39.35
1996 - Institutional
Shares (commenced June
15, 1995)                           0.96c                   1.18c         39.35
---------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE LARGE CAP GROWTH FUND


                                                             INCOME FROM
                                                       INVESTMENT OPERATIONS/A/
                                                      -------------------------
                                            NET ASSET    NET
                                             VALUE,   INVESTMENT  NET REALIZED
                                            BEGINNING   INCOME   AND UNREALIZED
                                            OF PERIOD   (LOSS)        GAIN
-------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST
 31,
1999 - Class A Shares                        $16.17     $(0.01)      $0.86
1999 - Class B Shares                         15.98      (0.07)       0.84
1999 - Class C Shares                         15.99      (0.07)       0.83
1999 - Institutional Shares                   16.21       0.03        0.86
1999 - Service Shares                         16.11      (0.02)       0.86
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                         11.97       0.01        4.19
1999 - Class B Shares                         11.92      (0.06)       4.12
1999 - Class C Shares                         11.93      (0.05)       4.11
1999 - Institutional Shares                   11.97       0.02        4.23
1999 - Service Shares                         11.95      (0.01)       4.17
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced May 1,
 1997)                                        10.00       0.01        2.35
1998 - Class B Shares (commenced May 1,
 1997)                                        10.00      (0.03)       2.33
1998 - Class C Shares (commenced August
 15, 1997)                                    11.80      (0.02)       0.54
1998 - Institutional Shares (commenced May
 1, 1997)                                     10.00       0.01        2.35
1998 - Service Shares (commenced May 1,
 1997)                                        10.00      (0.02)       2.35
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







         DISTRIBUTIONS TO
           SHAREHOLDERS
  ---------------------------------
     FROM      IN EXCESS               NET     NET ASSET             NET ASSETS   RATIO OF
     NET         OF NET   FROM NET  INCREASE    VALUE,               AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT REALIZED   IN NET     END OF    TOTAL        PERIOD    TO AVERAGE
    INCOME       INCOME    GAINS   ASSET VALUE  PERIOD   RETURN/B/   (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------
    $  --        $   --    $  --      $0.85     $17.02     5.26%d     $300,684      1.04%c
       --            --       --       0.77      16.75     4.82d       181,626      1.79c
       --            --       --       0.76      16.75     4.75d        75,502      1.79c
       --            --       --       0.89      17.10     5.49d       310,704      0.64c
       --            --       --       0.84      16.95     5.21d         2,510      1.14c
--------------------------------------------------------------------------------------------
       --            --       --       4.20      16.17    35.10        175,510      0.97
       --            --       --       4.06      15.98    34.07         93,711      1.74
       --            --       --       4.06      15.99    34.04         37,081      1.74
       --         (0.01)      --       4.24      16.21    35.54        295,734      0.65
       --            --       --       4.16      16.11    34.85          1,663      1.15
--------------------------------------------------------------------------------------------
    (0.01)           --    (0.38)      1.97      11.97    23.79d        53,786      0.91c
       --            --    (0.38)      1.92      11.92    23.26d        13,857      1.67c
       --         (0.01)   (0.38)      0.13      11.93     4.56d         4,132      1.68c
    (0.01)           --    (0.38)      1.97      11.97    23.89d         4,656      0.72c
       --            --    (0.38)      1.95      11.95    23.56d           115      1.17c
--------------------------------------------------------------------------------------------

                                                RATIOS ASSUMING NO
                                             VOLUNTARY WAIVER OF FEES
                                              OR EXPENSE LIMITATIONS
                                             ------------------------
                                RATIO OF                 RATIO OF NET
                             NET INVESTMENT   RATIO OF    INVESTMENT
                            INCOME (LOSS) TO EXPENSES TO  (LOSS) TO   PORTFOLIO
                              AVERAGE NET    AVERAGE NET AVERAGE NET  TURNOVER
                                 ASSETS        ASSETS       ASSETS      RATE
-------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD
 ENDED AUGUST 31,
1999 - Class A Shares            (0.11)%c       1.26%c      (0.33)%c    32.74%d
1999 - Class B Shares            (0.87)c        2.01c       (1.09)c     32.74d
1999 - Class C Shares            (0.87)c        2.01c       (1.09)c     32.74d
1999 - Institutional
 Shares                           0.31c         0.86c        0.09c      32.74d
1999 - Service Shares            (0.21)c        1.36c       (0.43)c     32.74d
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
 31,
1999 - Class A Shares             0.05          1.46        (0.44)      63.15
1999 - Class B Shares            (0.73)         2.11        (1.10)      63.15
1999 - Class C Shares            (0.74)         2.11        (1.11)      63.15
1999 - Institutional
 Shares                           0.35          1.02        (0.02)      63.15
1999 - Service Shares            (0.16)         1.52        (0.53)      63.15
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1998 - Class A Shares
 (commenced May 1, 1997)          0.12 c        2.40c       (1.37)c     74.97d
1998 - Class B Shares
 (commenced May 1, 1997)         (0.72)c        2.91c       (1.96)c     74.97d
1998 - Class C Shares
 (commenced August 15,
 1997)                           (0.76)c        2.92c       (2.00)c     74.97d
1998 - Institutional
 Shares (commenced May 1,
 1997)                            0.42 c        1.96c       (0.82)c     74.97d
1998 - Service Shares
 (commenced May 1, 1997)         (0.21)c        2.41c       (1.45)c     74.97d
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CORE SMALL CAP EQUITY FUND


                                                             INCOME FROM
                                                       INVESTMENT OPERATIONS/A/
                                                       -----------------------

                                             NET ASSET    NET         NET
                                              VALUE,   INVESTMENT REALIZED AND
                                             BEGINNING   INCOME    UNREALIZED
                                             OF PERIOD   (LOSS)   GAIN (LOSS)
------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
1999 - Class A Shares                         $10.16     $(0.01)     $0.08
1999 - Class B Shares                          10.07      (0.05)      0.07
1999 - Class C Shares                          10.08      (0.05)      0.07
1999 - Institutional Shares                    10.20       0.02       0.08
1999 - Service Shares                          10.16      (0.01)      0.07
------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                          10.59       0.01      (0.43)
1999 - Class B Shares                          10.56      (0.05)     (0.44)
1999 - Class C Shares                          10.57      (0.04)     (0.45)
1999 - Institutional Shares                    10.61       0.04      (0.43)
1999 - Service Shares                          10.60       0.01      (0.44)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced August 15,
 1997)                                         10.00      (0.01)      0.65
1998 - Class B Shares (commenced August 15,
 1997)                                         10.00      (0.03)      0.64
1998 - Class C Shares (commenced August 15,
 1997)                                         10.00      (0.02)      0.64
1998 - Institutional Shares (commenced
 August 15, 1997)                              10.00       0.01       0.65
1998 - Service Shares (commenced August 15,
 1997)                                         10.00       0.01       0.64
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B





      DISTRIBUTIONS TO
        SHAREHOLDERS
  ----------------------------

     FROM                         NET     NET ASSET            NET ASSETS   RATIO OF
     NET                       INCREASE    VALUE,              AT END OF  NET EXPENSES
  INVESTMENT      FROM NET      IN NET     END OF    TOTAL       PERIOD    TO AVERAGE
    INCOME     REALIZED GAINS ASSET VALUE  PERIOD   RETURN/B/  (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------
    $  --          $  --         $0.07     $10.23    0.69%d     $52,660       1.33%c
       --             --          0.02      10.09    0.20d       13,711       2.08c
       --             --          0.02      10.10    0.20d        6,274       2.08c
       --             --          0.10      10.30    0.98d       62,633       0.93c
       --             --          0.06      10.22    0.59d           64       1.43c
--------------------------------------------------------------------------------------
    (0.01)            --         (0.43)     10.16    (3.97)      64,087       1.31
       --             --         (0.49)     10.07    (4.64)      15,406       2.00
       --             --         (0.49)     10.08    (4.64)       6,559       2.01
    (0.02)            --         (0.41)     10.20    (3.64)      62,763       0.94
    (0.01)            --         (0.44)     10.16    (4.07)          54       1.44
--------------------------------------------------------------------------------------
       --          (0.05)         0.59      10.59    6.37d       11,118       1.25c
       --          (0.05)         0.56      10.56    6.07d        9,957       1.95c
       --          (0.05)         0.57      10.57    6.17d        2,557       1.95c
       --          (0.05)         0.61      10.61    6.57d        9,026       0.95c
       --          (0.05)         0.60      10.60    6.47d            2       1.45c
--------------------------------------------------------------------------------------


                                               RATIOS ASSUMING NO
                                            VOLUNTARY WAIVER OF FEES
                                             OR EXPENSE LIMITATIONS
                                            ------------------------
                              RATIO OF NET              RATIO OF NET
                               INVESTMENT    RATIO OF    INVESTMENT
                              INCOME (LOSS) EXPENSES TO     LOSS     PORTFOLIO
                               TO AVERAGE   AVERAGE NET  TO AVERAGE  TURNOVER
                               NET ASSETS     ASSETS     NET ASSETS    RATE
------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD
 ENDED AUGUST 31,
1999 - Class A Shares             (0.12)%c     1.67%c      (0.46)%c    52.03%d
1999 - Class B Shares             (0.86)c      2.42c       (1.20)c     52.03d
1999 - Class C Shares             (0.86)c      2.42c       (1.20)c     52.03d
1999 - Institutional Shares        0.28c       1.27c       (0.06)c     52.03d
1999 - Service Shares             (0.22)c      1.77c       (0.56)c     52.03d
------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
 31,
1999 - Class A Shares              0.08        2.00        (0.61)      75.38
1999 - Class B Shares             (0.55)       2.62        (1.17)      75.38
1999 - Class C Shares             (0.56)       2.63        (1.18)      75.38
1999 - Institutional Shares        0.60        1.56        (0.02)      75.38
1999 - Service Shares              0.01        2.06        (0.61)      75.38
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1998 - Class A Shares
 (commenced August 15, 1997)      (0.36)c      3.92c       (3.03)c     37.65d
1998 - Class B Shares
 (commenced August 15, 1997)      (1.04)c      4.37c       (3.46)c     37.65d
1998 - Class C Shares
 (commenced August 15, 1997)      (1.07)c      4.37c       (3.49)c     37.65d
1998 - Institutional Shares
 (commenced August 15, 1997)       0.15c       3.37c       (2.27)c     37.65d
1998 - Service Shares
 (commenced August 15, 1997)       0.40c       3.87c       (2.02)c     37.65d
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 CAPITAL GROWTH FUND


                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/A/
                                                   -------------------------

                                         NET ASSET    NET
                                          VALUE,   INVESTMENT  NET REALIZED
                                         BEGINNING   INCOME   AND UNREALIZED
                                         OF PERIOD   (LOSS)    GAIN (LOSS)
----------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST
 31,
1999 - Class A Shares                     $24.03     $(0.08)      $1.01
1999 - Class B Shares                      23.57      (0.17)       0.97
1999 - Class C Shares                      23.52      (0.16)       0.97
1999 - Institutional Shares                24.07      (0.02)       1.01
1999 - Service Shares                      23.96      (0.08)       1.00
----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      18.48      (0.03)       6.35
1999 - Class B Shares                      18.27      (0.12)       6.19
1999 - Class C Shares                      18.24      (0.10)       6.15
1999 - Institutional Shares                18.45       0.01        6.38
1999 - Service Shares                      18.46      (0.04)       6.31
----------------------------------------------------------------------------
1998 - Class A Shares                      16.73       0.02        4.78
1998 - Class B Shares                      16.67       0.02        4.61
1998 - Class C Shares (commenced August
 15, 1997)                                 19.73      (0.02)       1.60
1998 - Institutional Shares (commenced
 August 15, 1997)                          19.88       0.02        1.66
1998 - Service Shares (commenced August
 15, 1997)                                 19.88      (0.01)       1.66
----------------------------------------------------------------------------
1997 - Class A Shares                      14.91       0.10        3.56
1997 - Class B Shares (commenced May 1,
 1996)                                     15.67       0.01        2.81
----------------------------------------------------------------------------
1996 - Class A Shares                      13.67       0.12        3.93
----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B







           DISTRIBUTIONS TO
             SHAREHOLDERS
  --------------------------------------

               IN EXCESS                NET INCREASE                       NET ASSETS   RATIO OF
   FROM NET      OF NET                  (DECREASE)  NET ASSET             AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT   FROM NET       IN NET    VALUE, END  TOTAL       PERIOD    TO AVERAGE
    INCOME       INCOME   REALIZED GAIN ASSET VALUE  OF PERIOD  RETURN/B/  (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------------
    $  --        $  --        $  --        $0.93       $24.96     3.87%d   $1,971,097     1.44%c
       --           --           --         0.80        24.37     3.39d       329,870     2.19c
       --           --           --         0.81        24.33     3.44d        87,284     2.19c
       --           --           --         0.99        25.06     4.11d       255,210     1.04c
       --           --           --         0.92        24.88     3.84d         6,466     1.54c
--------------------------------------------------------------------------------------------------
       --           --        (0.77)        5.55        24.03    34.58      1,992,716     1.42
       --           --        (0.77)        5.30        23.57    33.60        236,369     2.19
       --           --        (0.77)        5.28        23.52    33.55         60,234     2.19
       --           --        (0.77)        5.62        24.07    35.02         41,817     1.07
       --           --        (0.77)        5.50        23.96    34.34          3,085     1.57
--------------------------------------------------------------------------------------------------
    (0.01)       (0.01)       (3.03)        1.75        18.48    29.71      1,256,595     1.40
       --           --        (3.03)        1.60        18.27    28.73         40,827     2.18
       --        (0.04)       (3.03)       (1.49)       18.24     8.83d         5,395     2.21c
    (0.01)       (0.07)       (3.03)       (1.43)       18.45     9.31d         7,262     1.16c
       --        (0.04)       (3.03)       (1.42)       18.46     9.18d             2     1.50c
--------------------------------------------------------------------------------------------------
    (0.10)       (0.02)       (1.72)        1.82        16.73    25.97        920,646     1.40
    (0.01)       (0.09)       (1.72)        1.00        16.67    19.39d         3,221     2.15c
--------------------------------------------------------------------------------------------------
    (0.12)          --        (2.69)        1.24        14.91    30.45        881,056     1.36
--------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING NO
                                              VOLUNTARY WAIVER OF FEES
                                               OR EXPENSE LIMITATIONS
                                             --------------------------
                                 RATIO OF                   RATIO OF
                              NET INVESTMENT  RATIO OF   NET INVESTMENT
                              INCOME (LOSS)  EXPENSES TO INCOME (LOSS)  PORTFOLIO
                                TO AVERAGE   AVERAGE NET   TO AVERAGE   TURNOVER
                                NET ASSETS     ASSETS      NET ASSETS     RATE
---------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD
 ENDED AUGUST 31,
1999 - Class A Shares             (0.53)%c      1.47%c       (0.56)%c     18.16%d
1999 - Class B Shares             (1.29)c       2.22c        (1.32)c      18.16d
1999 - Class C Shares             (1.29)c       2.22c        (1.32)c      18.16d
1999 - Institutional
 Shares                           (0.20)c       1.07c        (0.23)c      18.16d
1999 - Service Shares             (0.65)c       1.57c        (0.68)c      18.16d
---------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares             (0.18)        1.58         (0.34)       30.17
1999 - Class B Shares             (0.98)        2.21         (1.00)       30.17
1999 - Class C Shares             (1.00)        2.21         (1.02)       30.17
1999 - Institutional
 Shares                            0.11         1.09          0.09        30.17
1999 - Service Shares             (0.37)        1.59         (0.39)       30.17
---------------------------------------------------------------------------------
1998 - Class A Shares              0.08         1.65         (0.17)       61.50
1998 - Class B Shares             (0.77)        2.18         (0.77)       61.50
1998 - Class C Shares
 (commenced August 15,
 1997)                            (0.86)c       2.21c        (0.86)c      61.50
1998 - Institutional
 Shares (commenced August
 15, 1997)                         0.18c        1.16c         0.18c       61.50
1998 - Service Shares
 (commenced August 15, 1997)      (0.16)c       1.50c        (0.16)c      61.50
---------------------------------------------------------------------------------
1997 - Class A Shares              0.62         1.65          0.37        52.92
1997 - Class B Shares
 (commenced May 1, 1996)          (0.39)c       2.15c        (0.39)c      52.92
---------------------------------------------------------------------------------
1996 - Class A Shares              0.65         1.61          0.40        63.90
---------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 STRATEGIC GROWTH FUND


                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/A/
                                                    ---------------------------
                                          NET ASSET    NET
                                           VALUE,   INVESTMENT
                                          BEGINNING   INCOME   NET REALIZED AND
                                          OF PERIOD   (LOSS)   UNREALIZED GAIN
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED AUGUST 31,
1999 - Class A Shares (commenced May 24)   $10.00     $  --         $0.06
1999 - Class B Shares (commenced May 24)    10.00     (0.03)e        0.07e
1999 - Class C Shares (commenced May 24)    10.00     (0.03)e        0.08e
1999 - Institutional Shares (commenced
 May 24)                                    10.00      0.01          0.06
1999 - Service Shares (commenced May 24)    10.00     (0.01)         0.07
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B



     DISTRIBUTIONS TO SHAREHOLDERS
 --------------------------------------
              IN EXCESS                                                    NET ASSETS
  FROM NET      OF NET                  NET INCREASE NET ASSET             AT END OF       RATIO OF
 INVESTMENT   INVESTMENT    FROM NET    IN NET ASSET VALUE, END  TOTAL       PERIOD    NET EXPENSES TO
   INCOME       INCOME   REALIZED GAINS    VALUE     OF PERIOD  RETURN/B/  (IN 000S)  AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------
    $ --         $ --         $ --         $0.06       $10.06    0.60%d     $10,371          1.44%c
      --           --           --          0.04        10.04    0.40d        3,393          2.19c
      --           --           --          0.05        10.05    0.50d        2,388          2.19c
      --           --           --          0.07        10.07    0.70d        5,981          1.04c
      --           --           --          0.06        10.06    0.60d            2          1.54c
--------------------------------------------------------------------------------------------------------

 STRATEGIC GROWTH FUND (continued)


                                              RATIOS ASSUMING NO
                                              VOLUNTARY WAIVER OF
                                                FEES OR EXPENSE
                                                  LIMITATIONS
                                              --------------------
                                   RATIO OF
                                     NET      RATIO OF   RATIO OF
                                  INVESTMENT  EXPENSES     NET
                                    INCOME       TO     INVESTMENT
                                  (LOSS) TO   AVERAGE    LOSS TO    PORTFOLIO
                                   AVERAGE      NET      AVERAGE    TURNOVER
                                  NET ASSETS   ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------------
FOR THE PERIOD ENDED AUGUST 31,
1999 - Class A Shares (commenced
 May 24)                            (0.17)%c   11.70%c    (10.43)%c   6.98%d
1999 - Class B Shares (commenced
 May 24)                            (0.97)c    12.45c     (11.23)c    6.98d
1999 - Class C Shares (commenced
 May 24)                            (0.99)c    12.45c     (11.25)c    6.98d
1999 - Institutional Shares
 (commenced May 24)                  0.24c     11.30c     (10.02)c    6.98d
1999 - Service Shares (commenced
 May 24)                            (0.24)c    11.80c     (10.50)c    6.98d
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 GROWTH OPPORTUNITIES FUND



                                                             INCOME FROM
                                                       INVESTMENT OPERATIONS/A/
                                                      -------------------------
                                            NET ASSET    NET
                                             VALUE,   INVESTMENT  NET REALIZED
                                            BEGINNING   INCOME   AND UNREALIZED
                                            OF PERIOD   (LOSS)        GAIN
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED AUGUST 31,
1999 - Class A Shares (commenced May 24)     $10.00     $(0.01)e     $0.14e
1999 - Class B Shares (commenced May 24)      10.00      (0.03)e      0.21e
1999 - Class C Shares (commenced May 24)      10.00      (0.03)e      0.13e
1999 - Institutional Shares (commenced May
24)                                           10.00       0.01        0.12
1999 - Service Shares (commenced May 24)      10.00         --        0.12
-------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B







     DISTRIBUTIONS TO SHAREHOLDERS
  ---------------------------------------
               IN EXCESS                                                     NET ASSETS   RATIO OF
   FROM NET      OF NET                  NET INCREASE NET ASSET              AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT    FROM NET    IN NET ASSET VALUE, END  TOTAL        PERIOD    TO AVERAGE
    INCOME       INCOME   REALIZED GAINS    VALUE     OF PERIOD  RETURN/B/   (IN 000S)   NET ASSETS
----------------------------------------------------------------------------------------------------
     $ --         $ --         $ --         $0.13       $10.13    1.30%d       $8,204       1.44%c
       --           --           --          0.18        10.18    1.80d           520       2.19c
       --           --           --          0.10        10.10    1.00d           256       2.19c
       --           --           --          0.13        10.13    1.30d         5,223       1.04c
       --           --           --          0.12        10.12    1.20d             2       1.54c
----------------------------------------------------------------------------------------------------

                                     RATIOS ASSUMING NO VOLUNTARY
                                          WAIVER OF FEES OR
                                          EXPENSE LIMITATIONS
                                     ----------------------------
                           RATIO                            RATIO
                          OF NET                           OF NET
                        INVESTMENT      RATIO OF         INVESTMENT
                       INCOME (LOSS)  EXPENSES TO          LOSS TO          PORTFOLIO
                        TO AVERAGE    AVERAGE NET          AVERAGE          TURNOVER
                        NET ASSETS       ASSETS          NET ASSETS           RATE
-------------------------------------------------------------------------------------
FOR THE PERIOD ENDED AUGUST 31,
1999 - Class A Shares
(commenced May 24)         (0.27)%c             14.15%c           (12.98)%c   26.53%d
1999 - Class B Shares
(commenced May 24)         (1.04)c              14.90c            (13.75)c    26.53d
1999 - Class C Shares
(commenced May 24)         (1.12)c              14.90c            (13.83)c    26.53d
1999 - Institutional
Shares (commenced May
24)                         0.39c               13.75c            (12.32)c    26.53d
1999 - Service Shares
(commenced May 24)          0.03c               14.25c            (12.68)c    26.53d
-------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 MID CAP VALUE FUND


                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/A/
                                                     -------------------------
                                           NET ASSET    NET
                                            VALUE,   INVESTMENT  NET REALIZED
                                           BEGINNING   INCOME   AND UNREALIZED
                                           OF PERIOD   (LOSS)    GAIN (LOSS)
------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST
 31,
1999 - Class A Shares                       $18.38     $0.06        $1.71
1999 - Class B Shares                        18.29     (0.04)        1.71
1999 - Class C Shares                        18.30     (0.04)        1.71
1999 - Institutional Shares                  18.37      0.09         1.72
1999 - Service Shares                        18.29      0.05         1.70
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                        21.61      0.10        (2.38)
1999 - Class B Shares                        21.57     (0.05)       (2.35)
1999 - Class C Shares                        21.59     (0.05)       (2.34)
1999 - Institutional Shares                  21.65      0.19        (2.38)
1999 - Service Shares                        21.62      0.03        (2.31)
------------------------------------------------------------------------------
1998 - Class A Shares (commenced August
 15, 1997)                                   23.63      0.09         0.76
1998 - Class B Shares (commenced August
 15, 1997)                                   23.63      0.06         0.74
1998 - Class C Shares (commenced August
 15, 1997)                                   23.63      0.06         0.76
1998 - Institutional Shares                  18.73      0.16         5.66
1998 - Service Shares (commenced July 18,
 1997)                                       23.01      0.09         1.40
------------------------------------------------------------------------------
1997 - Institutional Shares                  15.91      0.24         3.77
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1996 - Institutional Shares (commenced
 August 1, 1995)                             15.00      0.13         0.90
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B



     DISTRIBUTIONS TO SHAREHOLDERS
 --------------------------------------
              IN EXCESS                 NET INCREASE                      NET ASSETS   RATIO OF
  FROM NET      OF NET                   (DECREASE)  NET ASSET            AT END OF  NET EXPENSES
 INVESTMENT   INVESTMENT    FROM NET    IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
   INCOME       INCOME   REALIZED GAINS    VALUE     OF PERIOD  RETURNB   (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------------------
    $  --       $  --        $(1.73)       $ 0.04      $18.42     9.04%d   $49,081       1.29%c
       --          --         (1.73)        (0.06)      18.23     8.53d     31,824       2.04c
       --          --         (1.73)        (0.06)      18.24     8.52d      9,807       2.04c
       --          --         (1.73)         0.08       18.45     9.26d    190,549       0.89c
       --          --         (1.73)         0.02       18.31     8.97d        190       1.39c
-------------------------------------------------------------------------------------------------
    (0.07)         --         (0.88)        (3.23)      18.38   (10.48)     70,578       1.33
       --          --         (0.88)        (3.28)      18.29   (11.07)     37,821       1.93
    (0.02)         --         (0.88)        (3.29)      18.30   (11.03)     10,800       1.93
    (0.21)         --         (0.88)        (3.28)      18.37   (10.07)    196,512       0.87
    (0.17)         --         (0.88)        (3.33)      18.29   (10.48)        289       1.37
-------------------------------------------------------------------------------------------------
    (0.06)      (0.04)        (2.77)        (2.02)      21.61     3.42d     90,588       1.35c
    (0.09)         --         (2.77)        (2.06)      21.57     3.17d     28,743       1.85c
    (0.09)         --         (2.77)        (2.04)      21.59     3.27d      6,445       1.85c
    (0.13)         --         (2.77)         2.92       21.65    30.86     236,440       0.85
    (0.11)         --         (2.77)        (1.39)      21.62     6.30d          8       1.35c
-------------------------------------------------------------------------------------------------
    (0.24)      (0.93)        (0.02)         2.82       18.73    25.63     145,253       0.85
-------------------------------------------------------------------------------------------------
    (0.12)         --            --          0.91       15.91     6.89d    135,671       0.85c
-------------------------------------------------------------------------------------------------

                                              RATIOS ASSUMING NO
                                              EXPENSE LIMITATIONS
                                          --------------------------
                               RATIO OF
                                  NET
                               INVESTMENT                RATIO OF
                                INCOME     RATIO OF   NET INVESTMENT
                               (LOSS) TO  EXPENSES TO INCOME (LOSS)  PORTFOLIO
                              AVERAGE NET AVERAGE NET TO AVERAGE NET TURNOVER
                                ASSETS      ASSETS        ASSETS       RATE
------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD
 ENDED AUGUST 31,
1999 - Class A Shares             0.43%c     1.37%c        0.35%c      68.84%d
1999 - Class B Shares            (0.33)c     2.12c        (0.41)c      68.84d
1999 - Class C Shares            (0.34)c     2.12c        (0.42)c      68.84d
1999 - Institutional Shares       0.79c      0.97c         0.71c       68.84d
1999 - Service Shares             0.38c      1.47c         0.30c       68.84d
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY
 31,
1999 - Class A Shares             0.38       1.41          0.30        92.18
1999 - Class B Shares            (0.22)      2.01         (0.30)       92.18
1999 - Class C Shares            (0.22)      2.01         (0.30)       92.18
1999 - Institutional Shares       0.83       0.95          0.75        92.18
1999 - Service Shares             0.32       1.45          0.24        92.18
------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced August 15, 1997)      0.33c      1.47c         0.21c       62.60
1998 - Class B Shares
 (commenced August 15, 1997)     (0.20)c     1.97c        (0.32)c      62.60
1998 - Class C Shares
 (commenced August 15, 1997)     (0.23)c     1.97c        (0.35)c      62.60
1998 - Institutional Shares       0.78       0.97          0.66        62.60
1998 - Service Shares
 (commenced July 18, 1997)        0.63c      1.43c         0.51c       62.60
------------------------------------------------------------------------------
1997 - Institutional Shares       1.35       0.91          1.29        74.03
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1996 - Institutional Shares
 (commenced August 1, 1995)       1.67c      0.98c         1.54c       58.77d
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                      [This page intentionally left blank]

 SMALL CAP VALUE FUND



                                                      INCOME (LOSS) FROM
                                                    INVESTMENT OPERATIONS/A/
                                                ------------------------------

                                      NET ASSET
                                       VALUE,        NET      NET REALIZED AND
                                      BEGINNING  INVESTMENT      UNREALIZED
                                      OF PERIOD INCOME (LOSS)   GAIN (LOSS)
------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED
 AUGUST 31,
1999 - Class A Shares                  $18.51      $(0.05)         $1.34
1999 - Class B Shares                   18.10       (0.12)          1.29
1999 - Class C Shares                   18.12       (0.11)          1.27
1999 - Institutional Shares             18.62          --           1.33
1999 - Service Shares                   18.50       (0.13)          1.39
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                   24.05       (0.06)         (4.48)
1999 - Class B Shares                   23.73       (0.21)         (4.42)
1999 - Class C Shares                   23.73       (0.18)         (4.43)
1999 - Institutional Shares             24.09        0.03          (4.50)
1999 - Service Shares                   24.05       (0.04)         (4.51)
------------------------------------------------------------------------------
1998 - Class A Shares                   20.91        0.14           5.33
1998 - Class B Shares                   20.80       (0.01)          5.27
1998 - Class C Shares (commenced
 August 15, 1997)                       24.69       (0.06)          1.43
1998 - Institutional Shares
 (commenced August 15, 1997)            24.91        0.03           1.48
1998 - Service Shares (commenced
 August 15, 1997)                       24.91       (0.01)          1.48
------------------------------------------------------------------------------
1997 - Class A Shares                   17.29       (0.21)          4.92
1997 - Class B Shares (commenced May
 1, 1996)                               20.79       (0.11)          1.21
------------------------------------------------------------------------------
1996 - Class A Shares                   16.14       (0.23)          1.39
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

                                                                      APPENDIX B






      DISTRIBUTIONS TO
        SHAREHOLDERS
  ----------------------------

  IN EXCESS                   NET INCREASE NET ASSET              NET ASSETS   RATIO OF
    OF NET                     (DECREASE)   VALUE,                AT END OF  NET EXPENSES
  INVESTMENT      FROM NET    IN NET ASSET  END OF    TOTAL         PERIOD    TO AVERAGE
    INCOME     REALIZED GAINS    VALUE      PERIOD   RETURN/B/    (IN 000S)   NET ASSETS
-----------------------------------------------------------------------------------------
    $   --         $   --        $1.29      $19.80     6.97%d      $210,500      1.50%c
        --             --         1.17       19.27     6.46d         37,386      2.25c
        --             --         1.16       19.28     6.40d          8,079      2.25c
        --             --         1.33       19.95     7.14d         27,023      1.10c
        --             --         1.26       19.76     6.81d             57      1.60c
-----------------------------------------------------------------------------------------
        --          (1.00)       (5.54)      18.51   (17.37)        261,661      1.50
        --          (1.00)       (5.63)      18.10   (18.00)         42,879      2.25
        --          (1.00)       (5.61)      18.12   (17.91)          8,212      2.25
        --          (1.00)       (5.47)      18.62   (17.04)         15,351      1.13
        --          (1.00)       (5.55)      18.50   (17.41)            261      1.62
-----------------------------------------------------------------------------------------
        --          (2.33)        3.14       24.05    26.17         370,246      1.54
        --          (2.33)        2.93       23.73    25.29          42,677      2.29
     (0.34)         (1.99)       (0.96)      23.73     5.51d          5,604      2.09c
     (0.28)         (2.05)       (0.82)      24.09     6.08d         14,626      1.16c
     (0.31)         (2.02)       (0.86)      24.05     5.91d              2      1.45c
-----------------------------------------------------------------------------------------
        --          (1.09)        3.62       20.91    27.28         212,061      1.60
        --          (1.09)        0.01       20.80     5.39d          3,674      2.35c
-----------------------------------------------------------------------------------------
        --          (0.01)        1.15       17.29     7.20         204,994      1.41
-----------------------------------------------------------------------------------------

                                           RATIOS ASSUMING NO VOLUNTARY
                                                WAIVER OF FEES OR
                                               EXPENSE LIMITATIONS
                                           -----------------------------------
                              RATIO OF                            RATIO OF
                           NET INVESTMENT    RATIO OF          NET INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO          INCOME (LOSS)         PORTFOLIO
                            AVERAGE NET    AVERAGE NET         TO AVERAGE NET         TURNOVER
                               ASSETS         ASSETS                ASSETS              RATE
-----------------------------------------------------------------------------------------------
FOR THE SEVEN-MONTH
 PERIOD ENDED AUGUST 31,
1999 - Class A Shares          (0.35)%c        1.61%c               (0.46)%c            46.95%d
1999 - Class B Shares          (1.10)c         2.36c                (1.21)c             46.95d
1999 - Class C Shares          (1.10)c         2.36c                (1.21)c             46.95d
1999 - Institutional
 Shares                         0.05c          1.21c                (0.06)c             46.95d
1999 - Service Shares          (0.41)c         1.71c                (0.52)c             46.95d
-----------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          (0.24)          1.74                 (0.48)              98.46
1999 - Class B Shares          (0.99)          2.29                 (1.03)              98.46
1999 - Class C Shares          (0.99)          2.29                 (1.03)              98.46
1999 - Institutional
 Shares                         0.13           1.17                  0.09               98.46
1999 - Service Shares          (0.47)          1.66                 (0.51)              98.46
-----------------------------------------------------------------------------------------------
1998 - Class A Shares          (0.28)          1.76                 (0.50)              84.81
1998 - Class B Shares          (0.92)          2.29                 (0.92)              84.81
1998 - Class C Shares
 (commenced August
 15, 1997)                     (0.79)c         2.09c                (0.79)c             84.81
1998 - Institutional
 Shares (commenced
 August 15, 1997)               0.27c          1.16c                 0.27c              84.81
1998 - Service Shares
 (commenced August 15,
 1997)                         (0.07)c         1.45c                (0.07)c             84.81
-----------------------------------------------------------------------------------------------
1997 - Class A Shares          (0.72)          1.85                 (0.97)              99.46
1997 - Class B Shares
 (commenced May 1, 1996)       (1.63)c         2.35c                (1.63)c             99.46
-----------------------------------------------------------------------------------------------
1996 - Class A Shares          (0.59)          1.66                 (0.84)              57.58
-----------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser


 CORE LARGE CAP VALUE FUND


 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the Index.

                                                          PRIVATE     RUSSELL
                                                        ACCOUNT NET    1000
                                                         COMPOSITE     VALUE
                                                        PERFORMANCE    INDEX
 ----------------------------------------------------------------------------
  1998                                                    11.40 %     15.64 %
  1997                                                    32.59 %     35.18 %
  1996                                                    26.41 %     21.64 %
  1995                                                    37.92 %     38.35 %
  1994                                                    (2.17)%     (2.01)%
  1993                                                    16.90 %     18.12 %
  8/1/92-12/31/92                                          5.39 %      4.01 %
 ----------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURN
                                              FOR THE PERIOD ENDED 12/31/98
                                                                      SINCE
                                                                    INCEPTION
                                             1 YEAR 3 YEARS 5 YEARS (8/1/92)
 ----------------------------------------------------------------------------
  Private Account Net Composite Performance  11.40% 23.13%  20.30%   19.30%
  Russell 1000 Value Index                   15.64% 23.88%  20.85%   19.68%
 ----------------------------------------------------------------------------

 The Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes real-ized and unrealized gains and losses plus income, as recommended by the Association for

 Investment Management and Research ("AIMR"). The composite performance is net of applicable investment management fees, brokerage commissions, execu-tion costs and custodial fees, without provision for federal and state tax-es, if any. Total return performance of the CORE Large Cap Value Fund will be calculated in accordance with the regulations of the SEC. The SEC stan-dardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.59% annualized, which are lower than the estimated expenses of Service Shares of the CORE Large Cap Value Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the CORE Large Cap Value Fund. In addition, the private accounts are not subject to the same diversification require-ments, specific tax restrictions and investment limitations imposed on the CORE Large Cap Value Fund by the Act and Subchapter M of the Code. Conse-quently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser


 STRATEGIC GROWTH FUND


 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the Index.

                                     PRIVATE ACCOUNT
                                      NET COMPOSITE                 S&P 500
                                       PERFORMANCE                   INDEX
 --------------------------------------------------------------------------
  1998                                   35.35%                     28.57%
  1997                                   41.14%                     33.37%
  1996                                   21.79%                     22.95%
  1995                                   28.07%                     37.58%
  1994                                   -1.69%                      1.32%
  1993                                   17.10%                     10.08%
  1992                                    9.22%                      7.62%
  1991                                   37.44%                     30.47%
  1990                                   -9.32%                     -3.05%
  1989                                   33.82%                     31.70%
  1988                                   23.63%                     16.61%
  1987                                    5.34%                      5.25%
  1986                                   18.99%                     18.67%
  1985                                   37.98%                     31.73%
  1984                                    8.52%                      6.19%
  1983                                   34.41%                     22.56%
  1982                                   34.43%                     21.55%
  1981                                    1.02%                     -4.97%
 --------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURN
                                       FOR THE PERIOD ENDED 12/31/98
                                                                   SINCE
                                                                 INCEPTION
                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS (1/1/81)
 -------------------------------------------------------------------------
  Private Account Net Composite
   Performance                   35.35% 32.51%  23.98%   20.11%   19.96%
  S&P 500 Index                  28.57% 28.23%  24.06%   19.22%   16.94%
 -------------------------------------------------------------------------

 The Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes real-ized and unrealized gains and losses plus income, as recommended by the Association for Investment Management and Research ("AIMR"). The composite performance is net of applicable investment management fees, brokerage com-missions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the Strategic Growth Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identi-cal time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.76% annualized, which are lower than the estimated expenses of Service Shares of the Strategic Growth Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the Strategic Growth Fund. In addition, the pri-vate accounts are not subject to the same diversification requirements, spe-cific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Act and Subchapter M of the Code. Consequently, the per-formance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs Balanced
         Fund
       5 Goldman Sachs Growth and
         Income Fund
       6 Goldman Sachs CORE Large
         Cap Value Fund
       7 Goldman Sachs CORE U.S.
         Equity Fund
       8 Goldman Sachs CORE Large
         Cap Growth Fund
       9 Goldman Sachs CORE Small
         Cap Equity Fund
      10 Goldman Sachs Capital
         Growth Fund
      11 Goldman Sachs Strategic
         Growth Fund
      12 Goldman Sachs Growth
         Opportunities Fund
      13 Goldman Sachs Mid Cap
         Value Fund
      14 Goldman Sachs Small Cap
         Value Fund
      15 Goldman Sachs Large Cap Value Fund
  16 Other Investment Practices
     and Securities
  20 Principal Risks of the
     Funds
  24 Fund Performance
  34 Fund Fees and Expenses
  38 Service Providers
  46 Dividends
  48 Shareholder Guide
      48 How To Buy Shares
      51 How To Sell Shares
  55 Taxation
  57 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  78 Appendix B
     Financial Highlights
 121 Appendix C
     CORE Large Cap Value
     Fund--Prior Performance
     of Similarly Advised
     Accounts of the
     Investment Adviser
 123 Appendix D
     Strategic Growth Fund--
     Prior Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser

Domestic Equity Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]
        The Funds' investment company registration number is 811-5349.

             CORESM is a service mark of Goldman, Sachs & Co.


EQDOMPROSVC

  Prospectus

  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Class A, B
and C Shares

November 30, 1999

 .Goldman Sachs
 CORE/SM/
 International
 Equity Fund

 .Goldman Sachs
 International
 Equity Fund

 .Goldman Sachs
 European
 Equity Fund

 .Goldman Sachs
 Japanese
 Equity Fund

 .Goldman Sachs
 International
 Small Cap Fund

 .Goldman Sachs
 Emerging
 Markets Equity
 Fund

 .Goldman Sachs
 Asia Growth
 Fund


                                                        [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

                   [ART]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management Interna-tional serves as investment adviser to International Equity, European Equi-ty, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "In-vestment Adviser."


 ACTIVE INTERNATIONAL STYLE FUNDS


 Goldman Sachs' Active International Investment Philosophy:


                                        How the Investment Adviser Acts on
   Belief                               Belief
----------------------------------------------------------------------------
  .Equity markets are inefficient       Seeks excess return through team
                                        driven, research intensive and
                                        bottom-up stock selection.

  .Returns are variable                 Seeks to capitalize on variability
                                        of market and regional returns
                                        through asset allocation decisions.

  .Corporate fundamentals ultimately    Seeks to conduct rigorous, first-
   drive share price                    hand research of business and
                                        company management.

  .A business' intrinsic value will be  Seeks to realize value through a
   achieved over time                   long-term investment horizon.

  .Portfolio risk must be carefully     Seeks to systematically monitor and
   analyzed and monitored               manage risk through diversification,
                                        multifactor risk models and currency
                                        management.

 The Investment Adviser attempts to manage risk in these Funds through disci-plined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: stock selection and portfolio construction.

 I. CORE STOCK SELECTION

 The CORE Fund uses the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in the Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 II. CORE PORTFOLIO CONSTRUCTION

 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given the CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies


 Goldman Sachs CORE International Equity Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital

       Benchmarks:  MSCI Europe, Australasia, Far East ("EAFE") Index
                    (unhedged)

 Investment Focus:  Large-capitalization equity securities of companies that are organized outside the United States or whose securi-ties are primarily traded outside the United States

 Investment Style:  Quantitative

 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies ("emerging countries").

 The Fund seeks broad representation of large-cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

                      Long-term capital appreciation
    Objective:

    Benchmark:        MSCI EAFE Index (unhedged)

                      Equity securities of companies organized outside the
  Investment Focus:   United States or whose securities are principally traded
                      outside the United States

                      Active International
  Investment Style:

 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Cur-rently, emerging countries include, among others, most Latin American, Afri-can, Asian and Eastern European nations.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI Europe Index (unhedged)

  Investment Focus:   Equity securities of European companies

  Investment Style:   Active International

 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

                      Long-term capital appreciation
    Objective:

                      Tokyo Price Index ("TOPIX") (unhedged)
    Benchmark:

                      Equity securities of Japanese companies
  Investment Focus:

                      Active International
  Investment Style:

 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Japan's economic growth in the 1990's has been substantially below the level of earlier decades. Its economy has drifted between modest growth and recession. In calendar year 1998, Japan's gross national product contracted by 2.8% -- its worst performance in the post-war period. In addition to this economic downturn, Japan is undergoing struc-tural adjustments related to high wages and taxes, currency valuations and structural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 with the reform of its political process and the deregulation of its econo-my. These conditions present risks to the Japanese Equity Fund and its abil-ity to attain its investment objective.

 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has recently suffered from non-perform-ing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 For most of this decade, Japanese securities markets have experienced sig-nificant declines. Although the stock market exhibited some strength recent-ly, it is not possible to determine whether this will continue.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI EAFE Small Cap Index (unhedged)

  Investment Focus:   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

  Investment Style:   Active International

 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern Euro-pean nations.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger-cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI Emerging Markets Free Index

  Investment Focus:   Equity securities of emerging country issuers

  Investment Style:   Active International

 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

Goldman Sachs Emerging Markets Equity Fund continued


 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

            Objective:   Long-term capital appreciation

            Benchmark:   MSCI All County Asia Free ex-Japan Index (unhedged)


     Investment Focus:   Equity securities of companies in Asian countries

   Investment Process:   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian countries;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs Asia Growth Fund continued


 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on August 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Hong Kong's financial prospects depend, in large part, on its ability to retain the legal, financial and monetary systems that allow economic freedom and market expansion. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be signifi-cantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities mar-kets. In addition, the reversion of Hong Kong to China has created uncer-tainty as to future currency valuations relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets
   (italic type)
10 Percent of net assets
   (roman type)
 .  No specific percentage limitation
   on usage; limited only by the              CORE
   objectives and strategies of the       International International European
   Fund                                      Equity        Equity      Equity
-- Not permitted                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Borrowings                                   33 1/3        33 1/3      33 1/3
Cross Hedging of Currencies                     .             .          .
Currency Swaps*                              15            15          15
Custodial Receipts                              .             .          .
Equity Swaps*                                15            15          15
Foreign Currency Transactions                   .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Investment Company Securities (including
 World Equity Benchmark Shares and
 Standard & Poor's Depository Receipts)      10            10          10
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                           33 1/3        33 1/3      33 1/3
Short Sales Against the Box                    --          25          25
When-Issued Securities and Forward
 Commitments                                    .             .          .
------------------------------------------------------------------------------


 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 The Funds may purchase and sell call and put options.
 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
------------------------------------------------------------------------------------------------
   33 1/3                 33 1/3                           33 1/3                        33 1/3
     .                       .                                .                            .
   15                     15                               15                            15
     .                       .                                .                            .
   15                     15                               15                            15
     .                       .                                .                            .
     .                       .                                .                            .
   10                     10                               10                            10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
   33 1/3                 33 1/3                           33 1/3                        33 1/3
   25                     25                               25                            25
     .                       .                                .                            .
------------------------------------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on       CORE
   usage; limited only by the objectives  International International European
   and strategies of the Fund                Equity        Equity      Equity
-- Not permitted                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities/2/                                 --             .          .
Bank Obligations/1/,/2/                         .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations/2/                   ./4/          .          .
Equity Securities                               90+           65+        65+
Emerging Country Securities                     25            .          .
Fixed Income Securities/3/                     10/4/          35         35/5/
Foreign Securities                              .             .          .
Foreign Government Securities/2/                .             .          .
Non-Investment Grade Fixed Income
 Securities/2/                                  --            ./6/       ./6/
Real Estate Investment Trusts                   .             .          .
Structured Securities*                          .             .          .
Temporary Investments                           35           100        100
U.S. Government Securities/2/                   .             .          .
------------------------------------------------------------------------------


 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 Issued by U.S. or foreign banks.

 2 Limited by the amount the Fund invests in fixed-income securities.

 3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are investment grade (e.g., BBB or higher by Stan-dard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's")).

 4 Cash equivalents only.

 5 The European Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) equity securities of non-European countries; and (2) fixed-income securities.

 6 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese           International                    Emerging
  Equity              Small Cap                       Markets                     Asia Growth
   Fund                 Fund                        Equity Fund                      Fund
---------------------------------------------------------------------------------------------
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    65+                   65+                            65+                           65+
    .                     .                              .                             .
    35/7/                 35/8/                          35/9/                         35/10/
    .                     .                              .                             .
    .                     .                              .                             .
    ./6/                  ./6/                           ./6/                          ./6/
    .                     .                              .                             .
    .                     .                              .                             .
   100                   100                             35                           100
    .                     .                              .                             .
---------------------------------------------------------------------------------------------

 7 The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.

 8 The International Small Cap Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment.

 9 The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income securities of issuers in developed countries.

 10 The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of issuers in non-Asian countries and Japan.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.


                        CORE                                      International Emerging
 . Applicable        International International European Japanese   Small Cap   Markets   Asia
--Not applicable       Equity        Equity      Equity   Equity     Equity      Equity  Growth
-----------------------------------------------------------------------------------------------
Credit/Default            .             .          .        .           .          .       .
Emerging Countries        .             .          .        .           .          .       .
Interest Rate             .             .          .        .           .          .       .
Small Cap                --            --          .        --          .          --      --
Foreign                   .             .          .        .           .          .       .
Derivatives               .             .          .        .           .          .       .
Management                .             .          .        .           .          .       .
Market                    .             .          .        .           .          .       .
Liquidity                 .             .          .        .           .          .       .
Stock                     .             .          .        .           .          .       .
Geographic                .             .          .        .           .          .       .
Other                     .             .          .        .           .          .       .
-----------------------------------------------------------------------------------------------

All Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disrup-

                                                    PRINCIPAL RISKS OF THE FUNDS

 tions. These risks are not normally associated with investment in more devel-oped countries.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in small capitalization stocks and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Alloca-tion Portfolios (the "Asset Allocation Portfolios") expect to invest a signif-icant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the invest-ments of these or other Funds in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Small Cap Stock Risk--The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year; and (b) how the average annual returns of a Fund's Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and dis-tributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

CORE International Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares                                              [BAR CHART]
 for the 9-month
 period ended                                                 1998
 September 30,                                               ------
 1999 was 9.24%.                                             13.83%

 Best Quarter
 Q4 '98   +18.84%

 Worst Quarter
 Q3 '98   -16.00%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998               1 Year Since Inception
 ----------------------------------------------------------------------------
  Class A (Inception 8/15/97)
  Including Sales Charges                               7.57%     (4.09)%
  Morgan Stanley Capital International (MSCI) Europe,
   Australasia, Far East (EAFE) Index*                 20.33%       8.44%
 ----------------------------------------------------------------------------
  Class B (Inception 8/15/97)
  Including CDSC                                        8.36%     (3.41)%
  MSCI EAFE Index*                                     20.33%       8.44%
 ----------------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                                       12.34%     (0.44)%
  MSCI EAFE Index*                                     20.33%       8.44%
 ----------------------------------------------------------------------------

 * The unmanaged MSCI EAFE Index is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares                    [BAR CHART]
 for the 9-month
 period ended                       1993    1994    1995    1996    1997   1998
 September 30,                     ------  ------  ------  ------  -----  ------
 1999 was 7.61%.                   20.74%  -6.86%  18.93%  18.69%  4.47%  17.98%

 Best Quarter
 Q1 '98   +16.93%

 Worst Quarter
 Q3 '98   -14.37%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Class A (Inception 12/1/92)
  Including Sales Charges                  11.50%  8.90%      10.82%
  MSCI EAFE Index (unhedged)*              20.33%  9.49%      13.00%
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)**                            19.31%  6.84%       9.67%
 ------------------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                           12.05%    N/A       9.04%
  MSCI EAFE Index (unhedged)*              20.33%    N/A       8.13%
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)**                            19.31%    N/A       6.60%
 ------------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                           16.23%    N/A       5.11%
  MSCI EAFE Index (unhedged)*              20.33%    N/A       8.44%
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)**                            19.31%    N/A       6.71%
 ------------------------------------------------------------------------

 * The MSCI EAFE Index, an unmanaged index of common stock prices, is replac-ing the FT/S&P Actuaries Europe & Pacific Index ("EuroPac") as the Interna-tional Equity Fund's performance benchmark. The MSCI EAFE Index is widely used throughout the investment management industry to represent the invest-ment opportunities available to a large-cap, developed country interna-tional equity strategy and, in the Investment Adviser's opinion, is a more appropriate benchmark against which to measure the performance of the International Equity Fund. The Index figures do not reflect any fees or expenses.

** The unmanaged FT/S&P EuroPac Index is a market capitalization-weighted com-posite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. From the inception of the Fund until 8/31/94, the Fund was managed using the hedged EuroPac as a benchmark, and after such date, the unhedged EuroPac as a benchmark. The Index figures do not reflect any fees or expenses.

Emerging Markets Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares                                                [BAR CHART]
 for the 9-month
 period ended
 September 30,                                                   1998
 1999                                                          -------
 was 25.24%.                                                   -27.06%

 Best Quarter
 Q4 '98   +14.03%

 Worst Quarter
 Q3 '98   -22.94%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year  Since Inception
 ------------------------------------------------------------------
  Class A (Inception 12/15/97)
  Including Sales Charges                  (31.10)%    (28.30)%
  MSCI Emerging Markets Free (EMF) Index*  (25.33)%    (19.87)%
 ------------------------------------------------------------------
  Class B (Inception 12/15/97)
  Including CDSC                           (30.88)%    (27.40)%
  MSCI EMF Index*                          (25.33)%    (19.87)%
 ------------------------------------------------------------------
  Class C (Inception 12/15/97)
  Including CDSC                           (27.82)%    (24.36)%
  MSCI EMF Index*                          (25.33)%    (19.87)%
 ------------------------------------------------------------------

 * The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging markets countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchas-able by foreigners. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Asia Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares                           [BAR CHART]
 for the 9-month
 period ended                               1995      1996      1997      1998
 September 30,                            --------  --------  --------  --------
 1999                                       6.55%     7.95%   -41.07%   -15.26%
 was 27.99%.

 Best Quarter
 Q4    '98    +21.59%

 Worst Quarter
 Q4    '97    -27.33%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                   1 Year  Since Inception
 ---------------------------------------------------------------
  Class A (Inception 7/8/94)
  Including Sales Charges               (19.94)%    (12.21)%
  MSCI All Country Asia Free ex-Japan*  (10.27)%    (11.22)%
 ---------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                        (19.93)%    (25.86)%
  MSCI All Country Asia Free ex-Japan*  (10.27)%    (22.76)%
 ---------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                        (16.84)%    (38.72)%
  MSCI All Country Asia Free ex-Japan*  (10.27)%    (36.20)%
 ---------------------------------------------------------------

 * The unmanaged MSCI All Country Asia Free ex-Japan Index is a market capi-talization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                     CORE International
                                                         Equity Fund
                                                   -------------------------
                                                   Class A   Class B Class C
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1     None    None
Maximum Deferred Sales Charge (Load)2                None1     5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None      None    None
Redemption Fees5                                     None      None    None
Exchange Fees5                                       None      None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     0.85%     0.85%   0.85%
Distribution and Service Fees                       0.50%     1.00%   1.00%
Other Expenses7                                     0.41%     0.41%   0.41%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.76%     2.26%   2.26%
----------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be termi-nated at any time at the option of the Investment
    Adviser. If this occurs, "Other Expenses" and "Total
    Fund Operating Expenses" may increase without share-holder approval.

                                                          CORE International
                                                              Equity Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.85%   0.85%   0.85%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.31%   0.31%   0.31%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.66%   2.16%   2.16%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                    International Equity
                                                            Fund
                                   -----------------------------------------
                                                   Class A   Class B Class C
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1     None    None
Maximum Deferred Sales Charge (Load)2                None1     5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None      None    None
Redemption Fees5                                     None      None    None
Exchange Fees5                                       None      None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     1.00%     1.00%   1.00%
Distribution and Service Fees                       0.50%     1.00%   1.00%
Other Expenses7                                     0.34%     0.34%   0.34%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.84%     2.34%   2.34%
----------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         International Equity
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.79%   2.29%   2.29%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                    European Equity Fund
                                   ---------------------------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     0.79%   0.79%   0.79%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.29%   2.79%   2.79%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         European Equity Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.79%   2.29%   2.29%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                    Japanese Equity Fund
                                   ---------------------------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     1.12%   1.12%   1.12%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.62%   3.12%   3.12%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         Japanese Equity Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.20%   0.20%   0.20%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.70%   2.20%   2.20%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                   International Small Cap
                                                            Fund
                                   ---------------------------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     1.20%   1.20%   1.20%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     0.72%   0.72%   0.72%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.42%   2.92%   2.92%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        International Small Cap
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.20%   1.20%   1.20%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.35%   0.35%   0.35%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          2.05%   2.55%   2.55%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                   Emerging Markets Equity
                                                            Fund
                                   ---------------------------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     1.20%   1.20%   1.20%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     0.71%   0.71%   0.71%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.41%   2.91%   2.91%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Emerging Markets Equity
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.20%   1.20%   1.20%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.34%   0.34%   0.34%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          2.04%   2.54%   2.54%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                      Asia Growth Fund
                                   ---------------------------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     0.77%   0.77%   0.77%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.27%   2.77%   2.77%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                           Asia Growth Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.35%   0.35%   0.35%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.85%   2.35%   2.35%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


/1/The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 mil-lion or more.

/2/The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12- month period. A fee of $12.50 may be charged for each subsequent exchange during such period.

/6/The Funds' operating expenses for the current fiscal year have been annualized for the seven-month period (February 1, 1999 through August 31, 1999).
/7/"Other Expenses" include transfer agency fees equal to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares, plus all other ordi-nary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management fees, distri-bution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   Other
Fund              Expenses
--------------------------
CORE
  International
  Equity           0.12%
International
  Equity           0.10%
European Equity    0.10%
Japanese Equity    0.01%
International
  Small Cap        0.16%
Emerging Markets
  Equity           0.15%
Asia Growth        0.16%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
CORE International Equity
Class A Shares              $719  $1,074  $1,452   $2,509
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $729  $1,006  $1,410   $2,470
 - Assuming no redemption   $229  $  706  $1,210   $2,470
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $329  $  706  $1,210   $2,595
 - Assuming no redemption   $229  $  706  $1,210   $2,595
----------------------------------------------------------
International Equity
Class A Shares              $727  $1,097  $1,491   $2,590
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $737  $1,030  $1,450   $2,552
 - Assuming no redemption   $237  $  730  $1,250   $2,552
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $337  $  730  $1,250   $2,676
 - Assuming no redemption   $237  $  730  $1,250   $2,676
----------------------------------------------------------
European Equity
Class A Shares              $769  $1,226  $1,708   $3,031
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $782  $1,165  $1,674   $3,000
 - Assuming no redemption   $282  $  865  $1,474   $3,000
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $382  $  865  $1,474   $3,119
 - Assuming no redemption   $282  $  865  $1,474   $3,119
----------------------------------------------------------

                                                          FUND FEES AND EXPENSES



Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Japanese Equity
Class A Shares             $801  $1,320  $1,864   $3,341
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $815  $1,263  $1,835   $3,314
 - Assuming no redemption  $315  $  963  $1,635   $3,314
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $415  $  963  $1,635   $3,430
 - Assuming no redemption  $315  $  963  $1,635   $3,430
---------------------------------------------------------
International Small Cap
Class A Shares             $782  $1,263  $1,770   $3,155
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $795  $1,204  $1,738   $3,125
 - Assuming no redemption  $295  $  904  $1,538   $3,125
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $395  $  904  $1,538   $3,242
 - Assuming no redemption  $295  $  904  $1,538   $3,242
---------------------------------------------------------
Emerging Markets Equity
Class A Shares             $781  $1,260  $1,765   $3,145
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $794  $1,201  $1,733   $3,115
 - Assuming no redemption  $294  $  901  $1,533   $3,115
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $394  $  901  $1,533   $3,233
 - Assuming no redemption  $294  $  901  $1,533   $3,233
---------------------------------------------------------
Asia Growth
Class A Shares             $767  $1,220  $1,698   $3,012
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $780  $1,159  $1,664   $2,980
 - Assuming no redemption  $280  $  859  $1,464   $2,980
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $380  $  859  $1,464   $3,099
 - Assuming no redemption  $280  $  859  $1,464   $3,099
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What Should I Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISERS


  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
  32 Old Slip
  New York, New York 10005
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
  133 Peterborough Court                        European Equity
  London, England EC4A 2BB                      Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM and GSAMI. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of September 30, 1999, GSAM and GSAMI, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-ical services to the Funds

                                                          SERVICE PROVIDERS

 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio's average daily net assets) listed below:

                                                Actual Rate
                                              For the Fiscal
                                                Year Ended
                             Contractual Rate August 31, 1999
 ------------------------------------------------------------
  GSAM:
 ------------------------------------------------------------
  CORE International Equity        0.85%           0.85%
 ------------------------------------------------------------
  GSAMI:
 ------------------------------------------------------------
  International Equity             1.00%           1.00%
 ------------------------------------------------------------
  European Equity                  1.00%           1.00%
 ------------------------------------------------------------
  Japanese Equity                  1.00%           1.00%
 ------------------------------------------------------------
  International Small Cap          1.20%           1.20%
 ------------------------------------------------------------
  Emerging Markets Equity          1.20%           1.20%
 ------------------------------------------------------------
  Asia Growth                      1.00%           1.00%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981 Mr. Hillenbrand has been President of

 Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and exter-nal investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 International Equity Portfolio Management Team
 .Global portfolio teams based in London, Singapore, Tokyo and New York.
  Local presence is a key to the Investment Adviser's fundamental research capabilities

 .Team manages over $33.2 billion in international equities for retail, institutional and high net worth clients
 .Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabili-ties of GSAM

--------------------------------------------------------------------------------
London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Senior Portfolio Manager--      Since        Mr. Farman joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director              International Equity Fund       1996         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                          SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 James P.              Senior Portfolio Manager--      Since        Mr. Hordern joined the
 Hordern               International Small Cap         1998         Investment Adviser as a
 Executive             Fund                                         portfolio manager in
 Director                                                           1997. From 1991 to 1997,
                                                                    he was an Assistant
                                                                    Director and portfolio
                                                                    manager at Mercury Asset
                                                                    Management on the
                                                                    European Specialist
                                                                    Team.
----------------------------------------------------------------------------------------------
 Ralf Laier            Portfolio Manager--             Since        Mr. Laier joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                       Fund                                         portfolio manager with a
                                                                    focus on Central/Eastern
                                                                    European (CEE) and the
                                                                    Commonwealth of
                                                                    Independent States (CIS)
                                                                    in 1997. Prior to
                                                                    joining the Investment
                                                                    Adviser, from 1995 to
                                                                    1997, he was Vice
                                                                    President of Soros
                                                                    Global Research, where
                                                                    he analyzed investment
                                                                    opportunities in
                                                                    CEE/CIS. From 1994 to
                                                                    1995, he achieved a
                                                                    Ph.D. from the Academy
                                                                    of Economics in Pozan,
                                                                    Poland.
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Managing              European Equity Fund            1998         Investment Adviser as a
 Director              International Equity Fund       1998         senior portfolio manager
                                                                    and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Andrew Orchard        Senior Portfolio Manager--      Since        Andrew joined the
 Executive             European Equity Fund            1999         Investment Adviser as a
 Director              International Equity Fund       1999         portfolio manager in
                                                                    1999. From 1994 to 1999
                                                                    he was a portfolio
                                                                    manager at Morgan
                                                                    Grenfell Asset
                                                                    Management where he
                                                                    managed global equity
                                                                    portfolios and chaired
                                                                    Morgan Grenfell's Global
                                                                    Sector Committee.
----------------------------------------------------------------------------------------------

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Robert Stewart        Senior Portfolio Manager--      Since        Robert joined the
 Executive             European Equity Fund            1999         Investment Adviser as a
 Director              International Equity Fund       1999         portfolio manager in
                                                                    1996. He is a member of
                                                                    the European Equity
                                                                    Team. From 1996 to 1998
                                                                    he was a portfolio
                                                                    manager in Japan where
                                                                    he managed Japanese
                                                                    Equity Institutional
                                                                    Portfolios. Prior to
                                                                    that Robert was a
                                                                    portfolio manager at
                                                                    CINMan from 1989 to 1996
                                                                    where he managed
                                                                    international equities.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------
 Gabriella             Portfolio Manager--             Since        Ms. Antici joined the
 Antici                Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager in
                                                                    1997. From 1994 to 1997,
                                                                    she was a Vice President
                                                                    for HSBC Asset
                                                                    Management, where she
                                                                    was a portfolio manager
                                                                    for emerging markets and
                                                                    head of the Latin
                                                                    American Department.
----------------------------------------------------------------------------------------------

                                                          SERVICE PROVIDERS

New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity          1997          Investment Adviser as a
 Managing             Fund                                           portfolio manager in
 Director                                                            1996. From 1986 to 1996,
 Head of                                                             he was Chief Investment
 Emerging                                                            Strategist-Portfolio
 Markets Equity                                                      Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Portfolio Manager--              Since         Mr. Carhart joined the
 Managing             CORE International Equity        1998          Investment Adviser as a
 Director             Fund                                           member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Managing              Fund                                          associate and portfolio
 Director                                                            manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since         Mr. Jones joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in
                                                                     1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                       Emerging Markets Equity         1999          portfolio manager in
                       Fund                                          1990.
                       International Equity Fund       1999
                       International Small Cap         1999
                       Fund
-----------------------------------------------------------------------------------------------
 Ravi Shanker         Senior Portfolio Manager--       Since         Mr. Shanker joined the
 Vice President       Asia Growth Fund                 1997          Investment Adviser as an
                      Emerging Markets Equity          1998          operations manager in
                      Fund                                           1997. From July 1996 to
                      International Equity Fund        1999          1997, he worked for
                      International Small Cap          1999          Goldman Sachs in
                      Fund                                           Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------
 Siew-Hua Thio         Portfolio Manager--             Since         Ms. Thio joined the
 Vice President        Asia Growth Fund                1998          Investment Adviser as a
                       Emerging Markets Equity         1998          portfolio manager in
                       Fund                                          1998. From 1997 to 1998,
                       International Equity Fund       1998          she was Head of Research
                       International Small Cap         1998          for Indosuez WI Carr in
                       Fund                                          Singapore. From 1993 to
                                                                     1997, she was a research
                                                                     analyst at the same
                                                                     firm.
-----------------------------------------------------------------------------------------------

                                                          SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

                                         Years Primarily
 Name and Title   Fund Responsibility    Responsible      Five Year Employment History
--------------------------------------------------------------------------------------
 Toshiyuki Ejima    Portfolio Manager--       Since         Toshiyuki joined the
 Vice President     Japanese Equity Fund      1999          Investment Adviser as a
                                                            portfolio manager in
                                                            April 1999. Prior to
                                                            that he was a portfolio
                                                            manager at Daiichi
                                                            Mutual Life from 1993 to
                                                            1999 where he managed
                                                            Japanese equities.
--------------------------------------------------------------------------------------
 Shigeka Kouda      Portfolio Manager--       Since         Mr. Kouda joined the
 Vice President     International Small       1998          Investment Adviser as a
                    Cap Fund                                portfolio manager in
                                                            1997. From 1992 to 1997,
                                                            he was at the Fixed
                                                            Income Division of
                                                            Goldman Sachs (Japan)
                                                            Limited, where he was
                                                            extensively involved in
                                                            emerging markets trading
                                                            as well as International
                                                            Fixed Income
                                                            institutional sales.
--------------------------------------------------------------------------------------
 Shogo Maeda        Senior Portfolio          Since         Mr. Maeda joined the
 Managing           Manager--                 1994          Investment Adviser as a
 Director           Japanese Equity Fund      1994          portfolio manager in
                    International Equity      1998          1994. From 1987 to 1994,
                    Fund                                    he worked at Nomura
                    International Small                     Investment Management
                    Cap Fund                                Incorporated as a Senior
                                                            Portfolio Manager.
--------------------------------------------------------------------------------------
 Miyako             Portfolio Manager--       Since         Ms. Shibamoto joined the
 Shibamoto          Japanese Equity Fund      1998          Investment Adviser as a
 Vice President                                             member of the Japanese
                                                            Equity team in March
                                                            1998. From 1993 to 1998,
                                                            she was a Vice President
                                                            at Scudder Stevens and
                                                            Clark (Japan).
--------------------------------------------------------------------------------------
 Takeya Suzuki      Portfolio Manager--       Since         Mr. Suzuki joined the
 Vice President     Japanese Equity Fund      1998          Investment Adviser as a
                                                            portfolio manager in
                                                            1996. From 1990 to 1996,
                                                            he was a Japanese equity
                                                            portfolio manager at
                                                            Nomura Investment
                                                            Management where he
                                                            actively managed assets
                                                            for U.S. pension funds.
--------------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:


 .The Investment Adviser has established a dedicated group which analyzed these issues and implemented system modifications to prepare for the Year 2000 Problem.

 .The Investment Adviser has either tested with or received assurances from the Fund's other service providers to confirm that they are taking reason-able steps to avoid Year 2000 Problems, and the Investment Adviser contin-ues to monitor the situation.

 .The Investment Adviser has developed broad and comprehensive contingency plans, as well as event management plans that will help manage the Funds through the date change by allowing the Investment Adviser to closely moni-tor and respond to Year 2000-related events as they unfold around the world.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and dis-tributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

 The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

 The Funds' investments in foreign securities may be subject to foreign with-holding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

 Dividends from net investment income and distributions from net capital gains are declared and paid annually.

 From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subse-quent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:

 . Goldman Sachs;
 . Authorized Dealers; or
 . Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:
 . Complete the enclosed Account Application
 . Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 219711, Kansas City, MO 64121-9711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 ------------------------------------------------------------------------
  Maximum Amount You Can Buy In The  Class A No limit
   Aggregate Across Funds
                         ------------------------------------------------
                                     Class B $250,000
                         ------------------------------------------------
                                     Class C $1,000,000
 ------------------------------------------------------------------------
  Initial Sales Charge               Class A Applies to purchases of less
                                             than $1 million--varies by
                                             size of investment with a
                                             maximum of 5.5%
                         ------------------------------------------------
                                     Class B None
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------
  CDSC                               Class A 1.00% on certain investments
                                             of $1 million or more if you
                                             sell within 18 months
                         ------------------------------------------------
                                     Class B 6 year declining CDSC with a
                                             maximum of 5%
                         ------------------------------------------------
                                     Class C 1% if shares are redeemed
                                             within 12 months of purchase
 ------------------------------------------------------------------------
  Conversion Feature                 Class A None
                         ------------------------------------------------
                                     Class B Class B Shares convert to
                                             Class A Shares after 8 years
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
 . Reject or restrict any purchase or exchange order by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of

                                                               SHAREHOLDER GUIDE

  frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 . Modify or waive the minimum investment amounts.
 . Modify the manner in which shares are offered.
 . Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
     NAV =        - (Liabilities of the Class)
          -------------------------------------------------
               Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 . NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund opera-tions and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-sponsored benefit plans investing in the Funds which sat-isfy the criteria set forth below in "When Are Class A Shares Not Sub-ject To A Sales Load?" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 . Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
 . Qualified retirement plans of Goldman Sachs;
 . Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 . Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 . Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 . Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
 . Pension and profit sharing plans, pension funds and other company-spon-
   sored benefit plans that:
  . Buy shares of Goldman Sachs Funds worth $500,000 or more; or . Have 100 or more eligible employees at the time of purchase; or . Certify that they expect to have annual plan purchases of shares of
    Goldman Sachs Funds of $200,000 or more; or . Are provided administrative services by certain third-party administra-
    tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
  . Have at the time of purchase aggregate assets of at least $2,000,000;

 . "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 . Registered investment advisers investing for accounts for which they receive asset-based fees;
 . Accounts over which GSAM or its advisory affiliates have investment dis-
   cretion; or
 . Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 . Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
 . Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commit-ment to invest in the aggregate $50,000 or more (not counting reinvest-ments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

                                                               SHAREHOLDER GUIDE


 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
  Year Since Purchase     Subject to CDSC
 ----------------------------------------
  First                         5%
  Second                        4%
  Third                         3%
  Fourth                        3%
  Fifth                         2%
  Sixth                         1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?

 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by pension and profit sharing plans, pension funds and other company-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Dis-tributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 . The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  . No CDSC is charged on shares acquired from reinvested dividends or capi-
    tal gains distributions.
  . No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  . When counting the number of months since a purchase of Class B or Class
    C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 . To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

                                                               SHAREHOLDER GUIDE


 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 . Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-spon-sored benefit plans (each a "Retirement Plan");
 . The death or disability (as defined in Section 72(m)(7) of the Internal
   Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 . Hardship withdrawals by a participant or beneficiary in a Retirement Plan; . Satisfying the minimum distribution requirements of the Code;
 . Establishing "substantially equal periodic payments" as described under
   Section 72(t)(2) of the Code;
 . The separation from service by a participant or beneficiary in a Retire-
   ment Plan;
 . The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 . Excess contributions distributed from a Retirement Plan;
 . Distributions from a qualified Retirement Plan invested in the Goldman
   Sachs Funds which are being rolled over to a Goldman Sachs IRA; or . Redemption proceeds which are to be reinvested in accounts or non-regis-
   tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 . Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 . Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 . Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 --------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                    .Your name(s) and signature(s)
                    .Your account number
                    .The Fund name and Class of Shares
                    .The dollar amount you want to sell
                    .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
 --------------------------------------------------------------------
  By Telephone:     If you have not declined the telephone redemption
                    privilege on your Account Application:
                    .1-800-526-7384
                     (8:00 a.m. to 4:00 p.m. New York time)
                    .You may redeem up to $50,000 of your shares
                     within any 7 calendar day period
                    .Proceeds which are sent directly to a Goldman
                     Sachs brokerage account are not subject to the
                     $50,000 limit
 --------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 . You are requesting in writing to redeem shares in an amount over $50,000; . You would like the redemption proceeds sent to an address that is not your address of record; or
 . You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tel-ephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's registered representa-tive where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guar-antee, indicating another address or account) and exchanges of shares nor-mally will be made only to an identically registered account.
 . Telephone redemptions will not be accepted during the 30-day period fol-
   lowing any change in your address of record.
 . The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tel-ephone redemptions on your behalf.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

                                                               SHAREHOLDER GUIDE

 . To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.

 . Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 . Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interests of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
 . Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
 . Class C Shares--Class C Shares of the same Fund or any other Goldman Sachs
   Fund

 . You should obtain and read the applicable prospectuses before investing in any other Funds.
 . If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
 . The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-shel-tered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
 . You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                    .Your name(s) and signature(s)
                    .Your account number
                    .The Fund names and Class of Shares
                    .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
                   or for overnight delivery -
                    Goldman Sachs Funds
                    c/o NFDS
                    330 West 9th St.
                    Poindexter Bldg., 1st Floor
                    Kansas City, MO 64105
 -------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone exchange
                   privilege on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . Six free exchanges are allowed in each 12 month period.
 . A $12.50 fee may be charged for each subsequent exchange.
 . There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
 . The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 . When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
 . Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 . Exchanges are available only in states where exchanges may be legally made.
 . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs and NFDS may use reasonable procedures described under "What
   Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 . Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification num-bers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge or CDSC will be imposed.
 . You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge is imposed.
 . Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 . Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 . Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 . You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

                                                               SHAREHOLDER GUIDE

 . You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 . You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 . It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 . You must have a minimum balance of $5,000 in a Fund.
 . Checks are mailed on or about the 25th day of each month.
 . Each systematic withdrawal is a redemption and therefore a taxable trans-
   action.
 . The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?

 You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date state-ment for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmation on a different schedule.

 You will also receive an annual shareholder report containing audited finan-cial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

 The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 . A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 . Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from their arrangements. Goldman Sachs pays the distribu-tion and service fees on a quarterly basis.

                                                               SHAREHOLDER GUIDE

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 . Compensation paid to and expenses incurred by Authorized Dealers, Goldman
   Sachs and their respective officers, employees and sales representatives; . Commissions paid to Authorized Dealers;
 . Allocable overhead;
 . Telephone and travel expenses;
 . Interest and other costs associated with the financing of such compensa-
   tion and expenses;
 . Printing of prospectuses for prospective shareholders;
 . Preparation and distribution of sales literature or advertising of any type; and
 . All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or simi-lar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the source and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

                                                                   TAXATION

 TAXES ON SALES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turn-

                                                                 APPENDIX A

 over (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a state-ment of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may

                                                                 APPENDIX A

 be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-rities of many foreign issuers are less liquid and more volatile than secu-rities of comparable domestic issuers. Efforts in foreign countries to reme-diate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Further-more, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of with-holding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                                                                 APPENDIX A


 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest-ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

                                                                 APPENDIX A


 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

                                                                 APPENDIX A


 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund

                                                                 APPENDIX A

 invests in foreign securities, currency exchange rates, or to otherwise man-age their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in inter-est rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash

                                                                 APPENDIX A

 balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to sub-stantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-
 sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments
 in unseasoned compa     -

                                                                 APPENDIX A

 nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other mortgage-backed securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often sub-

                                                                 APPENDIX A

 ject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the under-lying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 CORE INTERNATIONAL EQUITY FUND



                                                           Income from
                                                     investment operations/a/
                                                   ---------------------------
                                         Net asset    Net
                                          value,   investment Net realized and
                                         beginning   income      unrealized
                                         of period   (loss)     gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                     $ 9.98     $ 0.05        $ 0.84
1999 - Class B Shares                       9.95       0.01          0.85
1999 - Class C Shares                       9.96       0.01          0.85
1999 - Institutional Shares                10.06       0.09          0.85
1999 - Service Shares                      10.02       0.01          0.90
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                       9.22      (0.01)         0.79
1999 - Class B Shares                       9.21         --          0.74
1999 - Class C Shares                       9.22         --          0.74
1999 - Institutional Shares                 9.24       0.05          0.80
1999 - Service Shares                       9.23         --          0.81
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced August
 15, 1997)                                 10.00         --         (0.78)
1998 - Class B Shares (commenced August
 15, 1997)                                 10.00      (0.02)        (0.77)
1998 - Class C Shares (commenced August
 15, 1997)                                 10.00      (0.02)        (0.76)
1998 - Institutional Shares (commenced
 August 15, 1997)                          10.00       0.02         (0.76)
1998 - Service Shares (commenced August
 15, 1997)                                 10.00       0.01         (0.78)
------------------------------------------------------------------------------

See page 113 for all footnotes.

                                                                      APPENDIX B




    Distributions to
      shareholders
  ------------------------
                                 Net
                               increase                                    Net
                              (decrease)     Net asset                   assets
   From net      From net       in net        value,                     at end
  investment     realized       asset         end of        Total       of period
    income        gains         value         period       return/b/    (in 000s)
---------------------------------------------------------------------------------
    $   --         $ --         $ 0.89        $10.87         8.92%d     $114,502
        --           --           0.86         10.81         8.64d         9,171
        --           --           0.86         10.82         8.63d         4,913
        --           --           0.94         11.00         9.34d       271,212
        --           --           0.91         10.93         9.08d             8
---------------------------------------------------------------------------------
     (0.02)          --           0.76          9.98         8.37        110,338
        --           --           0.74          9.95         8.03          7,401
        --           --           0.74          9.96         8.03          3,742
     (0.03)          --           0.82         10.06         9.20        280,731
     (0.02)          --           0.79         10.02         8.74             22
---------------------------------------------------------------------------------
        --           --          (0.78)         9.22        (7.66)d        7,087
        --           --          (0.79)         9.21        (7.90)d        2,721
        --           --          (0.78)         9.22        (7.80)d        1,608
     (0.02)          --          (0.76)         9.24        (7.45)d       17,719
        --           --          (0.77)         9.23        (7.70)d            1
---------------------------------------------------------------------------------

                                                      Ratios assuming
                                                    no voluntary waiver
                                                        of fees or
                                                    expense limitations
                                                   ---------------------
                                                               Ratio of
                                                                 net
                           Ratio of  Ratio of net             investment
                             net      investment    Ratio of    income
                           expenses  income (loss)  expenses  (loss) to  Portfolio
                          to average  to average   to average  average   turnover
                          net assets  net assets   net assets net assets   rate
----------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares        1.66%c       0.78%c      1.76%c     0.68%c    64.97%d
1999 - Class B Shares        2.16c        0.26c       2.26c      0.16c     64.97d
1999 - Class C Shares        2.16c        0.23c       2.26c      0.13c     64.97d
1999 - Institutional
 Shares                      1.01c        1.43c       1.11c      1.33c     64.97d
1999 - Service Shares        1.51c        0.07c       1.61c     (0.03)c    64.97d
----------------------------------------------------------------------------------
For the Year Ended
 January 31,
1999 - Class A Shares        1.63        (0.11)       1.94      (0.42)    194.61
1999 - Class B Shares        2.08        (0.03)       2.39      (0.34)    194.61
1999 - Class C Shares        2.08        (0.04)       2.39      (0.35)    194.61
1999 - Institutional
 Shares                      1.01         0.84        1.32       0.53     194.61
1999 - Service Shares        1.50         0.02        1.81      (0.29)    194.61
----------------------------------------------------------------------------------
For the Period Ended
 January 31,
1998 - Class A Shares
 (commenced August 15,
 1997)                       1.50c       (0.27)c      4.87c     (3.90)c    25.16d
1998 - Class B Shares
 (commenced August 15,
 1997)                       2.00c       (0.72)c      5.12c     (3.84)c    25.16d
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.00c       (0.73)c      5.12c     (3.85)c    25.16d
1998 - Institutional
 Shares (commenced
 August 15, 1997)            1.00c        0.59 c      4.12c     (2.53)c    25.16d
1998 - Service Shares
 (commenced August 15,
 1997)                       1.50c        0.26 c      4.62c     (2.86)c    25.16d
----------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL EQUITY FUND

                                                            Income from
                                                      investment operations/a/
                                                     -------------------------
                                           Net asset    Net
                                            value,   investment  Net realized
                                           beginning   income   and unrealized
                                           of period   (loss)    gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                       $21.92     $ 0.04       $ 1.16
1999 - Class B Shares                        21.63      (0.02)        1.12
1999 - Class C Shares                        21.45      (0.03)        1.12
1999 - Institutional Shares                  22.20       0.12e        1.17e
1999 - Service Shares                        21.93       0.06         1.15
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                        19.85      (0.06)        3.24
1999 - Class B Shares                        19.70      (0.17)        3.21
1999 - Class C Shares                        19.56      (0.15)        3.15
1999 - Institutional Shares                  19.97       0.03         3.31
1999 - Service Shares                        19.84      (0.04)        3.24
------------------------------------------------------------------------------
1998 - Class A Shares                        19.32       0.03         2.04
1998 - Class B Shares                        19.24      (0.08)        2.02
1998 - Class C Shares (commenced
 August 15, 1997)                            22.60      (0.04)       (1.38)
1998 - Institutional Shares                  19.40       0.10         2.11
1998 - Service Shares                        19.34       0.02         2.06
------------------------------------------------------------------------------
1997 - Class A Shares                        17.20       0.10         2.23
1997 - Class B Shares (commenced May 1,
 1996)                                       18.91      (0.06)        0.60
1997 - Institutional Shares (commenced
 February 7, 1996)                           17.45       0.04         2.15
1997 - Service Shares (commenced March 6,
 1996)                                       17.70      (0.02)        1.87
------------------------------------------------------------------------------
1996 - Class A Shares                        14.52       0.13         4.00
------------------------------------------------------------------------------

                                                                      APPENDIX B

     Distributions to shareholders
  --------------------------------------
               In excess                Net increase                     Net assets   Ratio of
   From net      of net                  (decrease)  Net asset           at end of  net expenses
  investment   investment   From net    in net asset value, end  Total     period    to average
    income       income   realized gain    value     of period  return/b/ (in 000s)   net assets
------------------------------------------------------------------------------------------------
    $   --       $   --      $   --        $ 1.20      $23.12     5.47%d  $943,473      1.79%c
        --           --          --          1.10       22.73     5.09d     68,691      2.29c
        --           --          --          1.09       22.54     5.08d     11,241      2.29c
        --           --          --          1.29       23.49     5.81d    180,564      1.14c
        --           --          --          1.21       23.14     5.52d      3,852      1.64c
------------------------------------------------------------------------------------------------
        --           --       (1.11)         2.07       21.92    16.39     947,973      1.73
        --           --       (1.11)         1.93       21.63    15.80      69,231      2.24
        --           --       (1.11)         1.89       21.45    15.70      11,619      2.24
        --           --       (1.11)         2.23       22.20    17.09     111,315      1.13
        --           --       (1.11)         2.09       21.93    16.49       3,568      1.63
------------------------------------------------------------------------------------------------
        --        (0.30)      (1.24)         0.53       19.85    11.12     697,590      1.67
        --        (0.25)      (1.23)         0.46       19.70    10.51      55,324      2.20
        --        (0.38)      (1.24)        (3.04)      19.56    (5.92)d     3,369      2.27c
     (0.07)       (0.33)      (1.24)         0.57       19.97    11.82      56,263      1.08
        --        (0.35)      (1.23)         0.50       19.84    11.25       3,035      1.55
------------------------------------------------------------------------------------------------
        --           --       (0.21)         2.12       19.32    13.48     536,283      1.69
        --           --       (0.21)         0.33       19.24     2.83d     19,198      2.23c
     (0.03)          --       (0.21)         1.95       19.40    12.53d     68,374      1.10c
        --           --       (0.21)         1.64       19.34    10.42d        674      1.60c
------------------------------------------------------------------------------------------------
     (0.58)          --       (0.87)         2.68       17.20    28.68     330,860      1.52
------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                                  no voluntary
                                               expense limitations
                                              --------------------
                              Ratio of                    Ratio of
                           net investment   Ratio of   net investment
                          income (loss) to expenses to income (loss)  Portfolio
                            average net      average   to average net turnover
                               assets      net assets      assets       rate
-------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares           0.31%c        1.84%c        0.26%c      61.10%d
1999 - Class B Shares          (0.19)c        2.34c        (0.24)c      61.10d
1999 - Class C Shares          (0.26)c        2.34c        (0.31)c      61.10d
1999 - Institutional
 Shares                         0.89c         1.19c         0.84c       61.10d
1999 - Service Shares           0.47c         1.69c         0.42c       61.10d
-------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares          (0.28)         1.82         (0.37)      113.79
1999 - Class B Shares          (0.79)         2.32         (0.87)      113.79
1999 - Class C Shares          (0.98)         2.32         (1.06)      113.79
1999 - Institutional
 Shares                         0.23          1.21          0.15       113.79
1999 - Service Shares          (0.18)         1.71         (0.26)      113.79
-------------------------------------------------------------------------------
1998 - Class A Shares          (0.27)         1.80         (0.40)       40.82
1998 - Class B Shares          (0.90)         2.30         (1.00)       40.82
1998 - Class C Shares
 (commenced August 15,
 1997)                         (1.43)c        2.37c        (1.53)c      40.82
1998 - Institutional
 Shares                         0.30          1.18          0.20        40.82
1998 - Service Shares          (0.36)         1.65         (0.46)       40.82
-------------------------------------------------------------------------------
1997 - Class A Shares          (0.07)         1.88         (0.26)       38.01
1997 - Class B Shares
 (commenced May 1, 1996)       (0.97)c        2.38c        (1.12)c      38.01
1997 - Institutional
    Shares (commenced
    February 7, 1996)           0.43c         1.25c         0.28c       38.01
1997 - Service Shares
 (commenced March 6,
 1996)                         (0.40)c        1.75c        (0.55)c      38.01
-------------------------------------------------------------------------------
1996 - Class A Shares           0.26          1.77          0.01        68.48
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EUROPEAN EQUITY FUND


                                                           Income from
                                                     investment operations/a/
                                                    -------------------------
                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period    loss     gain (loss)
-----------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                      $12.20     $0.05        $(0.50)
1999 - Class B Shares                       12.19      0.03         (0.51)
1999 - Class C Shares                       12.20      0.04         (0.52)
1999 - Institutional Shares                 12.23      0.18         (0.59)
1999 - Service Shares                       12.20      0.08         (0.52)
-----------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced October
1, 1998)                                    10.00     (0.03)         2.23
1999 - Class B Shares (commenced October
1, 1998)                                    10.00     (0.02)         2.21
1999 - Class C Shares (commenced October
1, 1998)                                    10.00     (0.01)         2.21
1999 - Institutional Shares (commenced
October 1, 1998)                            10.00     (0.01)         2.24
1999 - Service Shares (commenced October
1, 1998)                                    10.00     (0.03)         2.23
-----------------------------------------------------------------------------

                                                                      APPENDIX B






    Distributions to shareholders
------------------------------------
            In excess                 Net increase                      Net assets   Ratio of
 From net     of net                   (decrease)  Net asset            at end of  net expenses
investment  investment    From net    in net asset value, end  Total      period    to average
  income      income   realized gains    value     of period  return/b/ (in 000s)   net assets
-----------------------------------------------------------------------------------------------
   $  --      $  --        $  --         $(0.45)     $11.75    (3.69)%d  $74,862       1.79%c
      --         --           --          (0.48)      11.71    (3.94)d       879       2.29c
      --         --           --          (0.48)      11.72    (3.93)d       388       2.29c
      --         --           --          (0.41)      11.82    (3.35)d     5,965       1.14c
      --         --           --          (0.44)      11.76    (3.61)d         2       1.64c
-----------------------------------------------------------------------------------------------
      --         --           --           2.20       12.20    22.00d     61,151       1.79c
      --         --           --           2.19       12.19    21.90d        432       2.29c
      --         --           --           2.20       12.20    22.00d        587       2.29c
      --         --           --           2.23       12.23    22.30d     12,740       1.14c
      --         --           --           2.20       12.20    22.00d          2       1.64c
-----------------------------------------------------------------------------------------------

                                              Ratios assuming no
                                           voluntary waiver of fees
                                            or expense limitations
                                           ------------------------
                             Ratio of                    Ratio of
                          net investment   Ratio of   net investment
                         income (loss) to expenses to income (loss)  Portfolio
                           average net    average net to average net turnover
                              assets        assets        assets       rate
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares          0.80%c        2.29%c        0.30%c      54.98%d
1999 - Class B Shares          0.43c         2.79c        (0.07)c      54.98d
1999 - Class C Shares          0.42c         2.79c        (0.08)c      54.98d
1999 - Institutional
Shares                         1.53c         1.64c         1.03c       54.98d
1999 - Service Shares          1.10c         2.14c         0.60c       54.98d
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares
(commenced October 1,
1998)                         (1.19)c        2.80c        (2.20)c      70.77d
1999 - Class B Shares
(commenced October 1,
1998)                         (1.78)c        3.30c        (2.79)c      70.77d
1999 - Class C Shares
(commenced October 1,
1998)                         (1.83)c        3.30c        (2.84)c      70.77d
1999 - Institutional
Shares (commenced Octo-
ber 1, 1998)                  (0.33)c        2.15c        (1.34)c      70.77d
1999 - Service Shares
(commenced October 1,
1998)                         (0.69)c        2.65c        (1.70)c      70.77d
------------------------------------------------------------------------------

                      [This page intentionally left blank]

 JAPANESE EQUITY FUND



                                                          Income from
                                                    investment operations/a/
                                                   -------------------------
                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period    loss        gains
----------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                     $11.06     $(0.06)      $5.24
1999 - Class B Shares                      11.03      (0.09)       5.20
1999 - Class C Shares                      11.04      (0.08)       5.20
1999 - Institutional Shares                11.10      (0.03)       5.29
1999 - Service Shares                      11.04      (0.06)       5.24
----------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
1998)                                      10.00      (0.06)       1.12
1999 - Class B Shares (commenced May 1,
1998)                                      10.00      (0.08)       1.11
1999 - Class C Shares (commenced May 1,
1998)                                      10.00      (0.09)       1.13
1999 - Institutional Shares (commenced
May 1, 1998)                               10.00      (0.02)       1.13
1999 - Service Shares (commenced May 1,
1998)                                      10.00      (0.05)       1.09
----------------------------------------------------------------------------

                                                                      APPENDIX B




   Distributions to shareholders
-------------------------------------
            In excess                                                  Net assets   Ratio of
 From net     of net                  Net increase Net asset           at end of  net expenses
investment  investment    From net    in net asset value, end  Total     period    to average
  income      income   realized gains    value     of period  return/b/ (in 000s)   net assets
----------------------------------------------------------------------------------------------
   $ --      $    --        $ --         $5.18       $16.24    46.84%d  $34,279       1.70%c
     --           --          --          5.11        16.14    46.33d     4,219       2.20c
     --           --          --          5.12        16.16    46.41d     3,584       2.20c
     --           --          --          5.26        16.36    47.40d    22,709       1.05c
     --           --          --          5.18        16.22    46.92d         3       1.55c
----------------------------------------------------------------------------------------------
     --           --          --          1.06        11.06    10.60d     8,391       1.64c
     --           --          --          1.03        11.03    10.30d     1,427       2.15c
     --           --          --          1.04        11.04    10.40d       284       2.15c
     --        (0.01)         --          1.10        11.10    11.06d    11,418       1.03c
     --           --          --          1.04        11.04    10.43d         2       1.53c
----------------------------------------------------------------------------------------------

                                         Ratios assuming no voluntary
                                              waiver of fees or
                                             expense limitations
                                         ----------------------------


                             Ratio of                           Ratio of
                          net investment   Ratio of          net investment
                             loss to     expenses to         loss to average        Portfolio
                           average net     average                 net              turnover
                              assets      net assets              assets              rate
---------------------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares         (1.17)%c               2.62%c               (2.09)%c    44.83%d
1999 - Class B Shares         (1.57)c                3.12c                (2.49)c     44.83d
1999 - Class C Shares         (1.81)c                3.12c                (2.73)c     44.83d
1999 - Institutional
Shares                        (0.37)c                1.97c                (1.29)c     44.83d
1999 - Service Shares         (0.74)c                2.47c                (1.66)c     44.83d
---------------------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares
(commenced May 1, 1998)       (1.20)c                4.18c                (3.74)c     53.29d
1999 - Class B Shares
(commenced May 1, 1998)       (1.76)c                4.69c                (4.30)c     53.29d
1999 - Class C Shares
(commenced May 1, 1998)       (1.69)c                4.69c                (4.23)c     53.29d
1999 - Institutional
Shares (commenced May 1,
1998)                         (0.36)c                3.57c                (2.90)c     53.29d
1999 - Service Shares
(commenced May 1, 1998)       (0.68)c                4.07c                (3.22)c     53.29d
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL SMALL CAP FUND


                                                             Income from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period    loss         gain
-------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                        $10.62     $(0.03)      $2.65
1999 - Class B Shares                         10.61      (0.08)e      2.66e
1999 - Class C Shares                         10.61      (0.08)e      2.66e
1999 - Institutional Shares                   10.66         --        2.69
1999 - Service Shares                         10.61      (0.02)       2.65
-------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
 1998)                                        10.00      (0.04)       0.66
1999 - Class B Shares (commenced May 1,
 1998)                                        10.00      (0.10)       0.71
1999 - Class C Shares (commenced May 1,
 1998)                                        10.00      (0.06)       0.67
1999 - Institutional Shares (commenced May
 1, 1998)                                     10.00         --        0.67
1999 - Service Shares (commenced May 1,
 1998)                                        10.00      (0.02)       0.63
-------------------------------------------------------------------------------

                                                                      APPENDIX B




     Distributions to shareholders
  ---------------------------------------
                                                                                      Ratio of
               In excess                                                  Net assets    net
   From net      of net                  Net increase Net asset           at end of   expenses
  investment   investment    From net    in net asset value, end  Total     period   to average
    income        loss    realized gains    value     of period  return/b/ (in 000s)  net assets
-----------------------------------------------------------------------------------------------
     $ --        $   --        $ --         $2.62       $13.24    24.67%d  $69,458      2.05%c
       --            --          --          2.58        13.19    24.32d       303      2.55c
       --            --          --          2.58        13.19    24.32d       419      2.55c
       --            --          --          2.69        13.35    25.24d    65,772      1.40c
       --            --          --          2.63        13.24    24.79d         2      1.90c
-----------------------------------------------------------------------------------------------
       --            --          --          0.62        10.62     6.20d    33,002      2.02c
       --            --          --          0.61        10.61     6.10d       213      2.51c
       --            --          --          0.61        10.61     6.10d       175      2.51c
       --         (0.01)         --          0.66        10.66     6.67d    36,992      1.40c
       --            --          --          0.61        10.61     6.10d         2      1.90c
-----------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                   of fees or
                                               expense limitations
                                              ---------------------
                                   Ratio of               Ratio of
                                     net                    net
                                  investment   Ratio of  investment
                                   loss to     expenses   loss to    Portfolio
                                   average    to average  average    turnover
                                  net assets  net assets net assets    rate
------------------------------------------------------------------------------
For the Seven-Month Period Ended
 August 31,
1999 - Class A Shares               (0.68)%c     2.42%c    (1.05)%c    58.81%d
1999 - Class B Shares               (1.16)c      2.92c     (1.53)c     58.81d
1999 - Class C Shares               (1.21)c      2.92c     (1.58)c     58.81d
1999 - Institutional Shares         (0.05)c      1.77c     (0.42)c     58.81d
1999 - Service Shares               (0.35)c      2.27c     (0.72)c     58.81d
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.03)c      3.60c     (2.61)c     96.11d
1999 - Class B Shares (commenced
 May 1, 1998)                       (1.30)c      4.09c     (2.88)c     96.11d
1999 - Class C Shares (commenced
 May 1, 1998)                       (1.45)c      4.09c     (3.03)c     96.11d
1999 - Institutional Shares
 (commenced May 1, 1998)            (0.19)c      2.98c     (1.77)c     96.11d
1999 - Service Shares (commenced
 May 1, 1998)                       (0.26)c      3.48c     (1.84)c     96.11d
------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EMERGING MARKETS EQUITY FUND



                                                            Income from
                                                      investment operations/a/
                                                     -------------------------
                                           Net asset    Net
                                            value,   investment  Net realized
                                           beginning   income   and unrealized
                                           of period   (loss)    gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                       $ 7.04     $(0.01)      $ 2.23
1999 - Class B Shares                         7.03      (0.03)        2.21
1999 - Class C Shares                         7.05      (0.03)        2.22
1999 - Institutional Shares                   7.09       0.02         2.26
1999 - Service Shares                         6.87       0.01         2.17
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                         9.69       0.04        (2.40)
1999 - Class B Shares                         9.69       0.03        (2.41)
1999 - Class C Shares                         9.70       0.01        (2.39)
1999 - Institutional Shares                   9.70       0.06        (2.36)
1999 - Service Shares                         9.69      (0.13)       (2.41)
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class B Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class C Shares (commenced December
15, 1997)                                    10.00         --        (0.30)
1998 - Institutional Shares (commenced
December 15, 1997)                           10.00       0.01        (0.31)
1998 - Service Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
------------------------------------------------------------------------------

                                                                      APPENDIX B







     Distributions to shareholders
  ---------------------------------------
               In excess                 Net increase                      Net assets   Ratio of
   From net      of net                   (decrease)  Net asset            at end of  net expenses
  investment   investment    From net    in net asset value, end  Total      period    to average
    income       income   realized gains    value     of period  return/b/ (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $   --       $   --        $ --         $ 2.22      $9.26     31.53%d   $ 65,698      2.04%c
        --           --          --           2.18       9.21     31.01d         972      2.54c
        --           --          --           2.19       9.24     31.06d       1,095      2.54c
        --           --          --           2.28       9.37     32.16d     108,574      1.39c
        --           --          --           2.18       9.05     31.73d           2      1.89c
--------------------------------------------------------------------------------------------------
     (0.07)       (0.22)         --          (2.65)      7.04    (24.32)      52,704      2.09
     (0.07)       (0.21)         --          (2.66)      7.03    (24.51)         459      2.59
     (0.07)       (0.20)         --          (2.65)      7.05    (24.43)         273      2.59
     (0.08)       (0.23)         --          (2.61)      7.09    (23.66)      90,189      1.35
     (0.07)       (0.21)         --          (2.82)      6.87    (26.17)           1      1.85
--------------------------------------------------------------------------------------------------
        --           --          --          (0.31)      9.69     (3.10)d     17,681      1.90c
        --           --          --          (0.31)      9.69     (3.10)d         64      2.41c
        --           --          --          (0.30)      9.70     (3.00)d         73      2.48c
        --           --          --          (0.30)      9.70     (3.00)d     19,120      1.30c
        --           --          --          (0.31)      9.69     (3.10)d          2      2.72c
--------------------------------------------------------------------------------------------------

                                                   Ratios assuming no voluntary
                                                        waiver of fees or
                                                        expense limitations
                                                  ------------------------------
                                                                         Ratio
                              Ratio                                     of net
                             of net                                   investment
                           investment               Ratio of            income
                          income (loss)           expenses to          (loss) to       Portfolio
                           to average             average net           average        turnover
                           net assets                assets           net assets         rate
------------------------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares         (0.15)%c              2.41%c             (0.52)%c          63.24%d
1999 - Class B Shares         (0.71)c               2.91c              (1.08)c           63.24d
1999 - Class C Shares         (0.85)c               2.91c              (1.22)c           63.24d
1999 - Institutional
Shares                         0.50c                1.76c               0.13c            63.24d
1999 - Service Shares          0.12c                2.26c              (0.25)c           63.24d
------------------------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares          0.80                 2.53                0.36            153.67
1999 - Class B Shares          0.19                 3.03               (0.25)           153.67
1999 - Class C Shares          0.28                 3.03               (0.16)           153.67
1999 - Institutional
Shares                         1.59                 1.79                1.15            153.67
1999 - Service Shares         (1.84)                2.29               (2.28)           153.67
------------------------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares
(commenced December 15,
1997)                          0.55c                5.88c              (3.43)c            3.35d
1998 - Class B Shares
(commenced December 15,
1997)                          0.05c                6.39c              (3.93)c            3.35d
1998 - Class C Shares
(commenced December 15,
1997)                         (0.27)c               6.46c              (4.25)c            3.35d
1998 - Institutional
Shares (commenced Decem-
ber 15, 1997)                  0.80c                5.28c              (3.18)c            3.35d
1998 - Service Shares
(commenced December 15,
1997)                         (0.05)c               6.70c              (4.03)c            3.35d
------------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 ASIA GROWTH FUND



                                                           Income from
                                                     investment operations/a/
                                                    -------------------------
                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period   (loss)    gain (loss)
-----------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                      $ 7.79     $(0.02)      $3.30
1999 - Class B Shares                        7.68      (0.04)       3.24
1999 - Class C Shares                        7.68      (0.04)       3.21
1999 - Institutional Shares                  7.91       0.01        3.36
-----------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                        8.38       0.07       (0.66)
1999 - Class B Shares                        8.31       0.01       (0.64)
1999 - Class C Shares                        8.29         --       (0.61)
1999 - Institutional Shares                  8.44       0.03       (0.56)
-----------------------------------------------------------------------------
1998 - Class A Shares                       16.31         --       (7.90)
1998 - Class B Shares                       16.24       0.01       (7.91)
1998 - Class C Shares (commenced August
 15, 1997)                                  15.73       0.01       (7.42)
1998 - Institutional Shares                 16.33       0.10       (7.96)
-----------------------------------------------------------------------------
1997 - Class A Shares                       16.49       0.06       (0.11)
1997 - Class B Shares (commenced May 1,
 1996)                                      17.31      (0.05)      (0.48)
1997 - Institutional Shares (commenced
 February 2, 1996)                          16.61       0.04       (0.11)
-----------------------------------------------------------------------------
1996 - Class A Shares                       13.31       0.17        3.44
-----------------------------------------------------------------------------
For the Period Ended January 31,
1995 - Class A Shares (commenced July 8,
 1994)                                      14.18       0.11       (0.89)
-----------------------------------------------------------------------------

                                                                      APPENDIX B




  Distributions to shareholders
  ---------------------------------
                                       Net
               In excess            increase                        Net assets
   From net      of net   From net (decrease)  Net asset              at end
  investment   investment realized   in net    value, end  Total    of period
    income       income    gains   asset value of period  return/b/ (in 000s)
------------------------------------------------------------------------------
    $   --       $   --    $   --    $ 3.28      $11.07    42.11%d   $ 84,269
        --           --        --      3.20       10.88    41.67d       7,258
        --           --        --      3.17       10.85    41.28d       2,281
        --        (0.04)       --      3.33       11.24    42.61d      12,363
------------------------------------------------------------------------------
        --           --        --     (0.59)       7.79    (7.04)      59,940
        --           --        --     (0.63)       7.68    (7.58)       4,190
        --           --        --     (0.61)       7.68    (7.36)         999
        --           --        --     (0.53)       7.91    (6.28)       4,200
------------------------------------------------------------------------------
        --        (0.03)       --     (7.93)       8.38   (48.49)      87,437
        --        (0.03)       --     (7.93)       8.31   (48.70)       3,359
        --        (0.03)       --     (7.44)       8.29   (47.17)d        436
     (0.03)          --        --     (7.89)       8.44   (48.19)         874
------------------------------------------------------------------------------
     (0.12)          --     (0.01)    (0.18)      16.31    (1.01)     263,014
     (0.51)       (0.03)       --     (1.07)      16.24    (6.02)d      3,354
     (0.11)       (0.06)    (0.04)    (0.28)      16.33    (1.09)d     13,322
------------------------------------------------------------------------------
     (0.12)       (0.14)    (0.17)     3.18       16.49    26.49      205,539
------------------------------------------------------------------------------
      0.01           --     (0.10)    (0.87)      13.31    (5.46)d    124,298
------------------------------------------------------------------------------

                                                      Ratios assuming
                                                    no voluntary waiver
                                                        of fees or
                                                    expense limitations
                                                   ---------------------
                                                               Ratio of
                                                                 net
                           Ratio of  Ratio of net             investment
                             net      investment    Ratio of    income
                           expenses  income (loss)  expenses  (loss) to   Portfolio
                          to average  to average   to average  average    turnover
                          net assets  net assets   net assets net assets    rate
-----------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares        1.85%c      (0.38)%c     2.27%c    (0.80)%c    96.58%d
1999 - Class B Shares        2.35c       (0.90)c      2.77c     (1.32)c     96.58d
1999 - Class C Shares        2.35c       (0.89)c      2.77c     (1.31)c     96.58d
1999 - Institutional
 Shares                      1.20c        0.14c       1.62c     (0.28)c     96.58d
-----------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares        1.93         0.63        2.48       0.08      106.00
1999 - Class B Shares        2.45         0.10        2.97      (0.42)     106.00
1999 - Class C Shares        2.45         0.10        2.97      (0.42)     106.00
1999 - Institutional
 Shares                      1.16         1.10        1.68       0.58      106.00
-----------------------------------------------------------------------------------
1998 - Class A Shares        1.75         0.31        1.99       0.07      105.16
1998 - Class B Shares        2.30        (0.29)       2.50      (0.49)     105.16
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.35c       (0.26)c      2.55c     (0.46)c    105.16
1998 - Institutional
 Shares                      1.11         0.87        1.31       0.67      105.16
-----------------------------------------------------------------------------------
1997 - Class A Shares        1.67         0.20        1.87         --       48.40
1997 - Class B Shares
 (commenced May 1, 1996)     2.21c       (0.56)c      2.37c     (0.72)c     48.40
1997 - Institutional
 Shares (commenced
 February 2, 1996)           1.10c        0.54c       1.26c      0.38c      48.40
-----------------------------------------------------------------------------------
1996 - Class A Shares        1.77         1.05        2.02       0.80       88.80
-----------------------------------------------------------------------------------
For the Period Ended
 January 31,
1995 - Class A Shares
 (commenced July 8,
 1994)                       1.90c        1.83c       2.38c      1.35c      36.08d
-----------------------------------------------------------------------------------

                                                                      APPENDIX B

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares methodology.

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs CORE
         International Equity Fund
       4 Goldman Sachs International
         Equity Fund
       5 Goldman Sachs European
         Equity Fund
       6 Goldman Sachs Japanese
         Equity Fund
       8 Goldman Sachs International
         Small Cap Fund
       9 Goldman Sachs Emerging
         Markets Equity Fund
      11 Goldman Sachs Asia Growth
         Fund
  14 Other Investment Practices
     and Securities
  18 Principal Risks of the
     Funds
  21 Fund Performance
  26 Fund Fees and Expenses
  36 Service Providers
  46 Dividends
  47 Shareholder Guide
      47 How To Buy Shares
      56 How To Sell Shares
  66 Taxation
  68 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  86 Appendix B
     Financial Highlights

International Equity Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372

 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]
        The Funds' investment company registration number is 811-5349.

             CORESM is a service mark of Goldman, Sachs & Co.

511045
EQINTLPROABC

  Prospectus


  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Institutional
Shares

November 30, 1999

 .Goldman Sachs
 CORE/SM/
 International
 Equity Fund

 .Goldman Sachs
 International
 Equity Fund

 .Goldman Sachs
 European
 Equity Fund

 .Goldman Sachs
 Japanese
 Equity Fund

 .Goldman Sachs
 International
 Small Cap Fund

 .Goldman Sachs
 Emerging
 Markets Equity
 Fund

 .Goldman Sachs
 Asia Growth
 Fund

                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management Interna-tional serves as investment adviser to International Equity, European Equi-ty, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "In-vestment Adviser."

 ACTIVE INTERNATIONAL STYLE FUNDS


 Goldman Sachs' Active International Investment Philosophy:


                                        How the Investment Adviser Acts on
   Belief                               Belief
----------------------------------------------------------------------------
  .Equity markets are inefficient       Seeks excess return through team
                                        driven, research intensive and
                                        bottom-up stock selection.

  .Returns are variable                 Seeks to capitalize on variability
                                        of market and regional returns
                                        through asset allocation decisions.

  .Corporate fundamentals ultimately    Seeks to conduct rigorous, first-
   drive share price                    hand research of business and
                                        company management.

  .A business' intrinsic value will be  Seeks to realize value through a
   achieved over time                   long-term investment horizon.

  .Portfolio risk must be carefully     Seeks to systematically monitor and
   analyzed and monitored               manage risk through diversification,
                                        multifactor risk models and currency
                                        management.

 The Investment Adviser attempts to manage risk in these Funds through disci-plined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: stock selection and portfolio construction.

 I. CORE STOCK SELECTION

 The CORE Fund uses the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in the Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 II. CORE PORTFOLIO CONSTRUCTION

 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given the CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies


 Goldman Sachs CORE International Equity Fund

        FUND FACTS
--------------------------------------------------------------------------------

                    Long-term growth of capital
   Objective:

                    MSCI Europe, Australasia, Far East ("EAFE") Index
  Benchmarks:       (unhedged)

                    Large-capitalization equity securities of companies that Investment Focus: are organized outside the United States or whose securi-
                    ties are primarily traded outside the United States

                    Quantitative
 Investment Style:

 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies ("emerging countries").

 The Fund seeks broad representation of large-cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

                      Long-term capital appreciation
    Objective:

    Benchmark:        MSCI EAFE Index (unhedged)

                      Equity securities of companies organized outside the
  Investment Focus:   United States or whose securities are principally traded
                      outside the United States

                      Active International
  Investment Style:

 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Cur-rently, emerging countries include, among others, most Latin American, Afri-can, Asian and Eastern European nations.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI Europe Index (unhedged)

  Investment Focus:   Equity securities of European companies

  Investment Style:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

                      Long-term capital appreciation
    Objective:

                      Tokyo Price Index ("TOPIX") (unhedged)
    Benchmark:

                      Equity securities of Japanese companies
  Investment Focus:

                      Active International
  Investment Style:

 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Japan's economic growth in the 1990's has been substantially below the level of earlier decades. Its economy has drifted between modest growth and recession. In calendar year 1998, Japan's gross national product contracted by 2.8% -- its worst performance in the post-war period. In addition to this economic downturn, Japan is undergoing struc-tural adjustments related to high wages and taxes, currency valuations and structural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 with the reform of its political process and the deregulation of its econo-my. These conditions present risks to the Japanese Equity Fund and its abil-ity to attain its investment objective.

 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has recently suffered from non-perform-ing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 For most of this decade, Japanese securities markets have experienced sig-nificant declines. Although the stock market exhibited some strength recent-ly, it is not possible to determine whether this will continue.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI EAFE Small Cap Index (unhedged)

  Investment Focus:   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

  Investment Style:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern Euro-pean nations.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger-cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI Emerging Markets Free Index

  Investment Focus:   Equity securities of emerging country issuers

  Investment Style:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

Goldman Sachs Emerging Markets Equity Fund continued


 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:    Long-term capital appreciation

         Benchmark:    MSCI All County Asia Free ex-Japan Index (unhedged)

  Investment Focus:    Equity securities of companies in Asian countries

Investment Process:    Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian countries;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs Asia Growth Fund continued


 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on August 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Hong Kong's financial prospects depend, in large part, on its ability to retain the legal, financial and monetary systems that allow economic freedom and market expansion. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be signifi-cantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities mar-kets. In addition, the reversion of Hong Kong to China has created uncer-tainty as to future currency valuations relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-- Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Borrowings                                   33 1/3        33 1/3      33 1/3
Cross Hedging of Currencies                     .             .          .
Currency Swaps*                                15            15         15
Custodial Receipts                              .             .          .
Equity Swaps*                                  15            15         15
Foreign Currency Transactions                   .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Investment Company Securities (including
 World Equity Benchmark Shares and
 Standard & Poor's Depository Receipts)        10            10         10
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                           33 1/3        33 1/3      33 1/3
Short Sales Against the Box                    --            25         25
When-Issued Securities and Forward
 Commitments                                    .             .          .
------------------------------------------------------------------------------


 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 The Funds may purchase and sell call and put options.
 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
----------------------------------------------------------------------------------------------------
   33 1/3                 33 1/3                           33 1/3                        33 1/3
     .                       .                                .                            .
     15                     15                               15                            15
     .                       .                                .                            .
     15                     15                               15                            15
     .                       .                                .                            .
     .                       .                                .                            .
    10                      10                               10                           10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
   33 1/3                 33 1/3                           33 1/3                        33 1/3
      25                    25                                25                            25
     .                       .                                .                            .
----------------------------------------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-- Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities/2/                                 --             .          .
Bank Obligations/1/,/2/                         .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations/2/                   ./4/          .          .
Equity Securities                               90+           65+        65+
Emerging Country Securities                     25            .          .
Fixed Income Securities/3/                     10/4/          35         35/5/
Foreign Securities                              .             .          .
Foreign Government Securities/2/                .             .          .
Non-Investment Grade Fixed Income
 Securities/2/                                  --            ./6/       ./6/
Real Estate Investment Trusts                   .             .          .
Structured Securities*                          .             .          .
Temporary Investments                           35           100        100
U.S. Government Securities/2/                   .             .          .
------------------------------------------------------------------------------


 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 Issued by U.S. or foreign banks.

 2 Limited by the amount the Fund invests in fixed-income securities.

 3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are investment grade (e.g., BBB or higher by Stan-dard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's")).

 4 Cash equivalents only.

 5 The European Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) equity securities of non-European countries; and (2) fixed-income securities.

 6 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese           International             Emerging
  Equity              Small Cap                Markets               Asia Growth
   Fund                 Fund                 Equity Fund                Fund
--------------------------------------------------------------------------------
    .                     .                       .                       .
    .                     .                       .                       .
    .                     .                       .                       .
    .                     .                       .                       .
    .                     .                       .                       .
    65+                   65+                     65+                     65+
    .                     .                       .                       .
    35/7/                 35/8/                   35/9/                   35/10/
    .                     .                       .                       .
    .                     .                       .                       .
    ./6/                  ./6/                    ./6/                    ./6/
    .                     .                       .                       .
    .                     .                       .                       .
   100                   100                      35                     100
    .                     .                       .                       .
--------------------------------------------------------------------------------

 7 The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.

 8 The International Small Cap Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment.

 9 The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income securities of issuers in developed countries.

 10 The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of issuers in non-Asian countries and Japan.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.


 .  Applicable
-- Not applicable

                        CORE                                      International Emerging
                    International International European Japanese   Small Cap   Markets   Asia
                       Equity        Equity      Equity   Equity     Equity      Equity  Growth
-----------------------------------------------------------------------------------------------
Credit/Default            .             .          .        .           .          .       .
Emerging Countries        .             .          .        .           .          .       .
Interest Rate             .             .          .        .           .          .       .
Small Cap                --            --          .        --          .          --      --
Foreign                   .             .          .        .           .          .       .
Derivatives               .             .          .        .           .          .       .
Management                .             .          .        .           .          .       .
Market                    .             .          .        .           .          .       .
Liquidity                 .             .          .        .           .          .       .
Stock                     .             .          .        .           .          .       .
Geographic                .             .          .        .           .          .       .
Other                     .             .          .        .           .          .       .
-----------------------------------------------------------------------------------------------

All Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disrup-

                                                    PRINCIPAL RISKS OF THE FUNDS

 tions. These risks are not normally associated with investment in more devel-oped countries.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in small capitalization stocks and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Alloca-tion Portfolios (the "Asset Allocation Portfolios") expect to invest a signif-icant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the invest-ments of these or other Funds in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Small Cap Stock Risk--The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Insti-tutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limi-tations in effect. If expense limitations were not in place, a Fund's per-formance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998. Since these Funds have less than one cal-endar year's performance, no performance information is provided in this section.

CORE International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the                                       [BAR CHART]
 9-month period
 ended September
 30, 1999 was
 9.77%.                                                   1998
                                                         ------
 Best Quarter                                            14.57%
 Q4  '98  +19.05%

 Worst Quarter
 Q3  '98  -15.84%


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998               1 Year Since Inception
 ----------------------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)             14.57%      0.55%
  Morgan Stanley Capital International (MSCI) Europe,
   Australasia, Far East (EAFE) Index*                 20.33%      8.44%
 ----------------------------------------------------------------------------

 * The unmanaged MSCI EAFE Index is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September                                    [BAR CHART]
 30, 1999 was
 8.11%.                                             1997     1998
                                                    ----    -----
 Best Quarter                                       5.10%   18.72%
 Q1 '98  +17.10%

 Worst Quarter
 Q3 '98  -14.25%


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998                1 Year Since Inception
 -----------------------------------------------------------------------------
  Institutional Shares (Inception 2/7/96)               18.72%     13.62%
  MSCI EAFE (unhedged)*                                 20.33%      9.23%
  FT/S&P Actuaries Europe & Pacific Index (unhedged)**  19.31%      7.85%
 -----------------------------------------------------------------------------

 * The MSCI EAFE Index, an unmanaged index of common stock prices, is replac-ing the FT/S&P Actuaries Europe & Pacific Index ("EuroPac") as the Interna-tional Equity Fund's performance benchmark. The MSCI EAFE Index is widely used throughout the investment management industry to represent the invest-ment opportunities available to a large cap, developed country interna-tional equity strategy and, in the Investment Adviser's opinion, is a more appropriate benchmark against which to measure the performance of the International Equity Fund. The Index figures do not reflect any fees or expenses.

** The unmanaged EuroPac Index is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. The Index figures do not reflect any fees or expenses.

Emerging Markets Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September                                      [BAR CHART]
 30, 1999 was
 25.76%.
                                                         1998
 Best Quarter                                           -------
 Q4 '98   +14.08%                                       -26.29%

 Worst Quarter
 Q3 '98   -22.78%


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998      1 Year  Since Inception
 --------------------------------------------------------------------
  Institutional Shares (Inception 12/15/97)  (26.29)%    (23.64)%
  MSCI Emerging Markets Free (EMF) Index*    (25.33)%    (19.87)%
 --------------------------------------------------------------------

 * The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchas-able by foreigners. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Asia Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 9-month period
 ended September                                   [BAR CHART]
 30, 1999 was
 28.80%.                                          1997     1998
                                                 ------   ------
 Best Quarter                                   -40.64%  -14.73%
 Q4 '98   +21.60%

 Worst Quarter
 Q4 '97   -27.19%


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998       1 Year  Since Inception
 ---------------------------------------------------------------------
  Institutional Shares (Inception 2/2/96)     (14.73)%    (21.21)%
  MSCI All Country Asia Free ex-Japan Index*  (10.27)%    (19.82)%
 ---------------------------------------------------------------------

 * The unmanaged MSCI All Country Asia Free ex-Japan Index is a market capi-talization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

                                                     CORE
                                                 International International  European
                                                  Equity Fund   Equity Fund  Equity Fund
----------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                            None          None         None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                 None          None         None
Redemption Fees                                       None          None         None
Exchange Fees                                         None          None         None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/1/
Management Fees                                      0.85%         1.00%        1.00%
Distribution and Service Fees                         None          None         None
Other Expenses/2/                                    0.26%         0.19%        0.64%
----------------------------------------------------------------------------------------
Total Fund Operating Expenses*                       1.11%         1.19%        1.64%
----------------------------------------------------------------------------------------

See page 28 for all other footnotes.

 * As a result of the current expense limitations, "Other
   Expenses" and "Total Fund Operating Expenses" of the
   Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operat-ing Expenses" may increase without shareholder approv-al.

                                            CORE
                                        International International  European
                                         Equity Fund   Equity Fund  Equity Fund
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from
   Fund assets):/1/
  Management Fees                           0.85%         1.00%        1.00%
  Distribution and Service Fees              None          None         None
  Other Expenses/2/                         0.16%         0.14%        0.14%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current expense limitations)             1.01%         1.14%        1.14%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                           Emerging                      Asia
   Japanese              International                      Markets                     Growth
  Equity Fund            Small Cap Fund                   Equity Fund                    Fund
----------------------------------------------------------------------------------------------
      None                    None                            None                       None
      None                    None                            None                       None
      None                    None                            None                       None
      None                    None                            None                       None
     1.00%                   1.20%                           1.20%                      1.00%
      None                    None                            None                       None
     0.97%                   0.57%                           0.56%                      0.62%
----------------------------------------------------------------------------------------------
     1.97%                   1.77%                           1.76%                      1.62%
----------------------------------------------------------------------------------------------



                                                           Emerging                      Asia
   Japanese              International                      Markets                     Growth
  Equity Fund            Small Cap Fund                   Equity Fund                    Fund
----------------------------------------------------------------------------------------------
     1.00%                   1.20%                           1.20%                      1.00%
      None                    None                            None                       None
     0.05%                   0.20%                           0.19%                      0.20%
----------------------------------------------------------------------------------------------
     1.05%                   1.40%                           1.39%                      1.20%
----------------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Funds' operating expenses for the current fiscal year have been annualized for the seven-month period (February 1, 1999 through August 31, 1999).
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has voluntar-ily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indem-nification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   Other
Fund              Expenses
--------------------------
CORE
  International
  Equity           0.12%
International
  Equity           0.10%
European Equity    0.10%
Japanese Equity    0.01%
International
  Small Cap        0.16%
Emerging Markets
  Equity           0.15%
Asia Growth        0.16%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
CORE International Equity   $113   $353   $  612   $1,352
----------------------------------------------------------
International Equity        $121   $378   $  654   $1,443
----------------------------------------------------------
European Equity             $167   $517   $  892   $1,944
----------------------------------------------------------
Japanese Equity             $200   $618   $1,062   $2,296
----------------------------------------------------------
International Small Cap     $180   $557   $  959   $2,084
----------------------------------------------------------
Emerging Markets Equity     $179   $554   $  954   $2,073
----------------------------------------------------------
Asia Growth                 $165   $511   $  881   $1,922
----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other com-pensation in connection with the sale and distribution of Institutional Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS


  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
  32 Old Slip
  New York, New York 10005
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
  133 Peterborough Court                        European Equity
  London, England EC4A 2BB                      Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM and GSAMI. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of September 30, 1999, GSAM and GSAMI, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-ical services to the Funds

                                                               SERVICE PROVIDERS

 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio's average daily net assets) listed below:

                                                Actual Rate
                                              For the Fiscal
                                                Year Ended
                             Contractual Rate August 31, 1999
 ------------------------------------------------------------
  GSAM:
 ------------------------------------------------------------
  CORE International Equity        0.85%           0.85%
 ------------------------------------------------------------
  GSAMI:
 ------------------------------------------------------------
  International Equity             1.00%           1.00%
 ------------------------------------------------------------
  European Equity                  1.00%           1.00%
 ------------------------------------------------------------
  Japanese Equity                  1.00%           1.00%
 ------------------------------------------------------------
  International Small Cap          1.20%           1.20%
 ------------------------------------------------------------
  Emerging Markets Equity          1.20%           1.20%
 ------------------------------------------------------------
  Asia Growth                      1.00%           1.00%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981 Mr. Hillenbrand has been President of

 Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and exter-nal investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 International Equity Portfolio Management Team
 .Global portfolio teams based in London, Singapore, Tokyo and New York.
  Local presence is a key to the Investment Adviser's fundamental research capabilities

 .Team manages over $33.2 billion in international equities for retail, institutional and high net worth clients
 .Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabili-ties of GSAM

--------------------------------------------------------------------------------
London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Senior Portfolio Manager--      Since        Mr. Farman joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director              International Equity Fund       1996         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 James P.              Senior Portfolio Manager--      Since        Mr. Hordern joined the
 Hordern               International Small Cap         1998         Investment Adviser as a
 Executive             Fund                                         portfolio manager in
 Director                                                           1997. From 1991 to 1997,
                                                                    he was an Assistant
                                                                    Director and portfolio
                                                                    manager at Mercury Asset
                                                                    Management on the
                                                                    European Specialist
                                                                    Team.
----------------------------------------------------------------------------------------------
 Ralf Laier            Portfolio Manager--             Since        Mr. Laier joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                       Fund                                         portfolio manager with a
                                                                    focus on Central/Eastern
                                                                    European (CEE) and the
                                                                    Commonwealth of
                                                                    Independent States (CIS)
                                                                    in 1997. Prior to
                                                                    joining the Investment
                                                                    Adviser, from 1995 to
                                                                    1997, he was Vice
                                                                    President of Soros
                                                                    Global Research, where
                                                                    he analyzed investment
                                                                    opportunities in
                                                                    CEE/CIS. From 1994 to
                                                                    1995, he achieved a
                                                                    Ph.D. from the Academy
                                                                    of Economics in Pozan,
                                                                    Poland.
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Managing              European Equity Fund            1998         Investment Adviser as a
 Director              International Equity Fund       1998         senior portfolio manager
                                                                    and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Andrew Orchard        Senior Portfolio Manager--      Since        Andrew joined the
 Executive             European Equity Fund            1999         Investment Adviser as a
 Director              International Equity Fund       1999         portfolio manager in
                                                                    1999. From 1994 to 1999
                                                                    he was a portfolio
                                                                    manager at Morgan
                                                                    Grenfell Asset
                                                                    Management where he
                                                                    managed global equity
                                                                    portfolios and chaired
                                                                    Morgan Grenfell's Global
                                                                    Sector Committee.
----------------------------------------------------------------------------------------------

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Robert Stewart        Senior Portfolio Manager--      Since        Robert joined the
 Executive             European Equity Fund            1999         Investment Adviser as a
 Director              International Equity Fund       1999         portfolio manager in
                                                                    1996. He is a member of
                                                                    the European Equity
                                                                    Team. From 1996 to 1998
                                                                    he was a portfolio
                                                                    manager in Japan where
                                                                    he managed Japanese
                                                                    Equity Institutional
                                                                    Portfolios. Prior to
                                                                    that Robert was a
                                                                    portfolio manager at
                                                                    CINMan from 1989 to 1996
                                                                    where he managed
                                                                    international equities.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------
 Gabriella             Portfolio Manager--             Since        Ms. Antici joined the
 Antici                Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager in
                                                                    1997. From 1994 to 1997,
                                                                    she was a Vice President
                                                                    for HSBC Asset
                                                                    Management, where she
                                                                    was a portfolio manager
                                                                    for emerging markets and
                                                                    head of the Latin
                                                                    American Department.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity          1997          Investment Adviser as a
 Managing             Fund                                           portfolio manager in
 Director                                                            1996. From 1986 to 1996,
 Head of                                                             he was Chief Investment
 Emerging                                                            Strategist-Portfolio
 Markets Equity                                                      Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Portfolio Manager--              Since         Mr. Carhart joined the
 Managing             CORE International Equity        1998          Investment Adviser as a
 Director             Fund                                           member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Managing              Fund                                          associate and portfolio
 Director                                                            manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since         Mr. Jones joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in
                                                                     1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                       Emerging Markets Equity         1999          portfolio manager in
                       Fund                                          1990.
                       International Equity Fund       1999
                       International Small Cap         1999
                       Fund
-----------------------------------------------------------------------------------------------
 Ravi Shanker         Senior Portfolio Manager--       Since         Mr. Shanker joined the
 Vice President       Asia Growth Fund                 1997          Investment Adviser as an
                      Emerging Markets Equity          1998          operations manager in
                      Fund                                           1997. From July 1996 to
                      International Equity Fund        1999          1997, he worked for
                      International Small Cap          1999          Goldman Sachs in
                      Fund                                           Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------
 Siew-Hua Thio         Portfolio Manager--             Since         Ms. Thio joined the
 Vice President        Asia Growth Fund                1998          Investment Adviser as a
                       Emerging Markets Equity         1998          portfolio manager in
                       Fund                                          1998. From 1997 to 1998,
                       International Equity Fund       1998          she was Head of Research
                       International Small Cap         1998          for Indosuez WI Carr in
                       Fund                                          Singapore. From 1993 to
                                                                     1997, she was a research
                                                                     analyst at the same
                                                                     firm.
-----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

                                         Years Primarily
 Name and Title   Fund Responsibility    Responsible      Five Year Employment History
--------------------------------------------------------------------------------------
 Toshiyuki Ejima    Portfolio Manager--       Since         Toshiyuki joined the
 Vice President     Japanese Equity Fund      1999          Investment Adviser as a
                                                            portfolio manager in
                                                            April 1999. Prior to
                                                            that he was a portfolio
                                                            manager at Daiichi
                                                            Mutual Life from 1993 to
                                                            1999 where he managed
                                                            Japanese equities.
--------------------------------------------------------------------------------------
 Shigeka Kouda      Portfolio Manager--       Since         Mr. Kouda joined the
 Vice President     International Small       1998          Investment Adviser as a
                    Cap Fund                                portfolio manager in
                                                            1997. From 1992 to 1997,
                                                            he was at the Fixed
                                                            Income Division of
                                                            Goldman Sachs (Japan)
                                                            Limited, where he was
                                                            extensively involved in
                                                            emerging markets trading
                                                            as well as International
                                                            Fixed Income
                                                            institutional sales.
--------------------------------------------------------------------------------------
 Shogo Maeda        Senior Portfolio          Since         Mr. Maeda joined the
 Managing           Manager--                 1994          Investment Adviser as a
 Director           Japanese Equity Fund      1994          portfolio manager in
                    International Equity      1998          1994. From 1987 to 1994,
                    Fund                                    he worked at Nomura
                    International Small                     Investment Management
                    Cap Fund                                Incorporated as a Senior
                                                            Portfolio Manager.
--------------------------------------------------------------------------------------
 Miyako             Portfolio Manager--       Since         Ms. Shibamoto joined the
 Shibamoto          Japanese Equity Fund      1998          Investment Adviser as a
 Vice President                                             member of the Japanese
                                                            Equity team in March
                                                            1998. From 1993 to 1998,
                                                            she was a Vice President
                                                            at Scudder Stevens and
                                                            Clark (Japan).
--------------------------------------------------------------------------------------
 Takeya Suzuki      Portfolio Manager--       Since         Mr. Suzuki joined the
 Vice President     Japanese Equity Fund      1998          Investment Adviser as a
                                                            portfolio manager in
                                                            1996. From 1990 to 1996,
                                                            he was a Japanese equity
                                                            portfolio manager at
                                                            Nomura Investment
                                                            Management where he
                                                            actively managed assets
                                                            for U.S. pension funds.
--------------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:


 .The Investment Adviser has established a dedicated group which analyzed these issues and implemented system modifications to prepare for the Year 2000 Problem.

 .The Investment Adviser has either tested with or received assurances from the Fund's other service providers to confirm that they are taking reason-able steps to avoid Year 2000 Problems, and the Investment Adviser contin-ues to monitor the situation.

 .The Investment Adviser has developed broad and comprehensive contingency plans, as well as event management plans that will help manage the Funds through the date change by allowing the Investment Adviser to closely moni-tor and respond to Year 2000-related events as they unfold around the world.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and dis-tributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

 The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

 The Funds' investments in foreign securities may be subject to foreign with-holding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

 Dividends from net investment income and distributions from net capital gains are declared and paid annually.

 From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subse-quent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?

 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

 .Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                               SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  .Banks, trust companies or     $1,000,000 in Institutional Shares of a Fund
   other depository              alone or in combination with other assets
   institutions investing for    under the management of GSAM and its affiliates
   their own account or on
   behalf of clients
  .Pension and profit sharing
   plans, pension funds and
   other company-sponsored
   benefit plans
  .State, county, city or any
   instrumentality, department,
   authority or agency thereof
  .Corporations with at least
   $100 million in assets or in
   outstanding publicly traded
   securities
  ."Wrap" account sponsors
   (provided they have an
   agreement covering the
   arrangement with GSAM)
  .Registered investment
   advisers investing for
   accounts for which they
   receive asset-based fees
 -------------------------------------------------------------------------------
  .Individual investors          $10,000,000
  .Qualified non-profit
   organizations, charitable
   trusts, foundations and
   endowments
  .Accounts over which GSAM or
   its advisory affiliates have
   investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _________________________________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have elected the telephone
                   redemption privilege on your Account Application:
                   .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive

                                                               SHAREHOLDER GUIDE

  redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?

 You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please con-tact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the source and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

 TAXES ON SALES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund most withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turn-over (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a state-ment of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments

                                                                      APPENDIX A

 in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-rities of many foreign issuers are less liquid and more volatile than secu-rities of comparable domestic issuers. Efforts in foreign countries to reme-diate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Further-more, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of with-holding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts

                                                                      APPENDIX A

 evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest-

                                                                      APPENDIX A

 ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

                                                                      APPENDIX A

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other

                                                                      APPENDIX A

 respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise man-age their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are

                                                                      APPENDIX A

 derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in inter-est rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on

                                                                      APPENDIX A

 any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to sub-stantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-
 sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments
 in unseasoned compa     -
 nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments

                                                                      APPENDIX A

 or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other mortgage-backed securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often sub-ject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the under-lying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 CORE INTERNATIONAL EQUITY FUND



                                                           Income from
                                                     investment operations/a/
                                                   ---------------------------
                                         Net asset    Net
                                          value,   investment Net realized and
                                         beginning   income      unrealized
                                         of period   (loss)     gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                     $ 9.98     $ 0.05        $ 0.84
1999 - Class B Shares                       9.95       0.01          0.85
1999 - Class C Shares                       9.96       0.01          0.85
1999 - Institutional Shares                10.06       0.09          0.85
1999 - Service Shares                      10.02       0.01          0.90
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                       9.22      (0.01)         0.79
1999 - Class B Shares                       9.21         --          0.74
1999 - Class C Shares                       9.22         --          0.74
1999 - Institutional Shares                 9.24       0.05          0.80
1999 - Service Shares                       9.23         --          0.81
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced August
 15, 1997)                                 10.00         --         (0.78)
1998 - Class B Shares (commenced August
 15, 1997)                                 10.00      (0.02)        (0.77)
1998 - Class C Shares (commenced August
 15, 1997)                                 10.00      (0.02)        (0.76)
1998 - Institutional Shares (commenced
 August 15, 1997)                          10.00       0.02         (0.76)
1998 - Service Shares (commenced August
 15, 1997)                                 10.00       0.01         (0.78)
------------------------------------------------------------------------------

See page 97 for all footnotes.

                                                                      APPENDIX B




    Distributions to
      shareholders
  ------------------------
                                 Net
                               increase                                    Net
                              (decrease)     Net asset                   assets
   From net      From net       in net        value,                     at end
  investment     realized       asset         end of        Total       of period
    income        gains         value         period       return/b/    (in 000s)
---------------------------------------------------------------------------------
    $   --         $ --         $ 0.89        $10.87         8.92%d     $114,502
        --           --           0.86         10.81         8.64d         9,171
        --           --           0.86         10.82         8.63d         4,913
        --           --           0.94         11.00         9.34d       271,212
        --           --           0.91         10.93         9.08d             8
---------------------------------------------------------------------------------
     (0.02)          --           0.76          9.98         8.37        110,338
        --           --           0.74          9.95         8.03          7,401
        --           --           0.74          9.96         8.03          3,742
     (0.03)          --           0.82         10.06         9.20        280,731
     (0.02)          --           0.79         10.02         8.74             22
---------------------------------------------------------------------------------
        --           --          (0.78)         9.22        (7.66)d        7,087
        --           --          (0.79)         9.21        (7.90)d        2,721
        --           --          (0.78)         9.22        (7.80)d        1,608
     (0.02)          --          (0.76)         9.24        (7.45)d       17,719
        --           --          (0.77)         9.23        (7.70)d            1
---------------------------------------------------------------------------------

                                                      Ratios assuming
                                                    no voluntary waiver
                                                        of fees or
                                                    expense limitations
                                                   ---------------------
                                                               Ratio of
                                                                 net
                           Ratio of  Ratio of net             investment
                             net      investment    Ratio of    income
                           expenses  income (loss)  expenses  (loss) to  Portfolio
                          to average  to average   to average  average   turnover
                          net assets  net assets   net assets net assets   rate
----------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares        1.66%c       0.78%c      1.76%c     0.68%c    64.97%d
1999 - Class B Shares        2.16c        0.26c       2.26c      0.16c     64.97d
1999 - Class C Shares        2.16c        0.23c       2.26c      0.13c     64.97d
1999 - Institutional
 Shares                      1.01c        1.43c       1.11c      1.33c     64.97d
1999 - Service Shares        1.51c        0.07c       1.61c     (0.03)c    64.97d
----------------------------------------------------------------------------------
For the Year Ended
 January 31,
1999 - Class A Shares        1.63        (0.11)       1.94      (0.42)    194.61
1999 - Class B Shares        2.08        (0.03)       2.39      (0.34)    194.61
1999 - Class C Shares        2.08        (0.04)       2.39      (0.35)    194.61
1999 - Institutional
 Shares                      1.01         0.84        1.32       0.53     194.61
1999 - Service Shares        1.50         0.02        1.81      (0.29)    194.61
----------------------------------------------------------------------------------
For the Period Ended
 January 31,
1998 - Class A Shares
 (commenced August 15,
 1997)                       1.50c       (0.27)c      4.87c     (3.90)c    25.16d
1998 - Class B Shares
 (commenced August 15,
 1997)                       2.00c       (0.72)c      5.12c     (3.84)c    25.16d
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.00c       (0.73)c      5.12c     (3.85)c    25.16d
1998 - Institutional
 Shares (commenced
 August 15, 1997)            1.00c        0.59 c      4.12c     (2.53)c    25.16d
1998 - Service Shares
 (commenced August 15,
 1997)                       1.50c        0.26 c      4.62c     (2.86)c    25.16d
----------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL EQUITY FUND

                                                            Income from
                                                      investment operations/a/
                                                     -------------------------
                                           Net asset    Net
                                            value,   investment  Net realized
                                           beginning   income   and unrealized
                                           of period   (loss)    gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                       $21.92     $ 0.04       $ 1.16
1999 - Class B Shares                        21.63      (0.02)        1.12
1999 - Class C Shares                        21.45      (0.03)        1.12
1999 - Institutional Shares                  22.20       0.12e        1.17e
1999 - Service Shares                        21.93       0.06         1.15
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                        19.85      (0.06)        3.24
1999 - Class B Shares                        19.70      (0.17)        3.21
1999 - Class C Shares                        19.56      (0.15)        3.15
1999 - Institutional Shares                  19.97       0.03         3.31
1999 - Service Shares                        19.84      (0.04)        3.24
------------------------------------------------------------------------------
1998 - Class A Shares                        19.32       0.03         2.04
1998 - Class B Shares                        19.24      (0.08)        2.02
1998 - Class C Shares (commenced
 August 15, 1997)                            22.60      (0.04)       (1.38)
1998 - Institutional Shares                  19.40       0.10         2.11
1998 - Service Shares                        19.34       0.02         2.06
------------------------------------------------------------------------------
1997 - Class A Shares                        17.20       0.10         2.23
1997 - Class B Shares (commenced May 1,
 1996)                                       18.91      (0.06)        0.60
1997 - Institutional Shares (commenced
 February 7, 1996)                           17.45       0.04         2.15
1997 - Service Shares (commenced March 6,
 1996)                                       17.70      (0.02)        1.87
------------------------------------------------------------------------------
1996 - Class A Shares                        14.52       0.13         4.00
------------------------------------------------------------------------------

                                                                      APPENDIX B

     Distributions to shareholders
  --------------------------------------
               In excess                Net increase                     Net assets   Ratio of
   From net      of net                  (decrease)  Net asset           at end of  net expenses
  investment   investment   From net    in net asset value, end  Total     period    to average
    income       income   realized gain    value     of period  return/b/ (in 000s)   net assets
------------------------------------------------------------------------------------------------
    $   --       $   --      $   --        $ 1.20      $23.12     5.47%d  $943,473      1.79%c
        --           --          --          1.10       22.73     5.09d     68,691      2.29c
        --           --          --          1.09       22.54     5.08d     11,241      2.29c
        --           --          --          1.29       23.49     5.81d    180,564      1.14c
        --           --          --          1.21       23.14     5.52d      3,852      1.64c
------------------------------------------------------------------------------------------------
        --           --       (1.11)         2.07       21.92    16.39     947,973      1.73
        --           --       (1.11)         1.93       21.63    15.80      69,231      2.24
        --           --       (1.11)         1.89       21.45    15.70      11,619      2.24
        --           --       (1.11)         2.23       22.20    17.09     111,315      1.13
        --           --       (1.11)         2.09       21.93    16.49       3,568      1.63
------------------------------------------------------------------------------------------------
        --        (0.30)      (1.24)         0.53       19.85    11.12     697,590      1.67
        --        (0.25)      (1.23)         0.46       19.70    10.51      55,324      2.20
        --        (0.38)      (1.24)        (3.04)      19.56    (5.92)d     3,369      2.27c
     (0.07)       (0.33)      (1.24)         0.57       19.97    11.82      56,263      1.08
        --        (0.35)      (1.23)         0.50       19.84    11.25       3,035      1.55
------------------------------------------------------------------------------------------------
        --           --       (0.21)         2.12       19.32    13.48     536,283      1.69
        --           --       (0.21)         0.33       19.24     2.83d     19,198      2.23c
     (0.03)          --       (0.21)         1.95       19.40    12.53d     68,374      1.10c
        --           --       (0.21)         1.64       19.34    10.42d        674      1.60c
------------------------------------------------------------------------------------------------
     (0.58)          --       (0.87)         2.68       17.20    28.68     330,860      1.52
------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                                  no voluntary
                                               expense limitations
                                              --------------------
                              Ratio of                    Ratio of
                           net investment   Ratio of   net investment
                          income (loss) to expenses to income (loss)  Portfolio
                            average net      average   to average net turnover
                               assets      net assets      assets       rate
-------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares           0.31%c        1.84%c        0.26%c      61.10%d
1999 - Class B Shares          (0.19)c        2.34c        (0.24)c      61.10d
1999 - Class C Shares          (0.26)c        2.34c        (0.31)c      61.10d
1999 - Institutional
 Shares                         0.89c         1.19c         0.84c       61.10d
1999 - Service Shares           0.47c         1.69c         0.42c       61.10d
-------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares          (0.28)         1.82         (0.37)      113.79
1999 - Class B Shares          (0.79)         2.32         (0.87)      113.79
1999 - Class C Shares          (0.98)         2.32         (1.06)      113.79
1999 - Institutional
 Shares                         0.23          1.21          0.15       113.79
1999 - Service Shares          (0.18)         1.71         (0.26)      113.79
-------------------------------------------------------------------------------
1998 - Class A Shares          (0.27)         1.80         (0.40)       40.82
1998 - Class B Shares          (0.90)         2.30         (1.00)       40.82
1998 - Class C Shares
 (commenced August 15,
 1997)                         (1.43)c        2.37c        (1.53)c      40.82
1998 - Institutional
 Shares                         0.30          1.18          0.20        40.82
1998 - Service Shares          (0.36)         1.65         (0.46)       40.82
-------------------------------------------------------------------------------
1997 - Class A Shares          (0.07)         1.88         (0.26)       38.01
1997 - Class B Shares
 (commenced May 1, 1996)       (0.97)c        2.38c        (1.12)c      38.01
1997 - Institutional
    Shares (commenced
    February 7, 1996)           0.43c         1.25c         0.28c       38.01
1997 - Service Shares
 (commenced March 6,
 1996)                         (0.40)c        1.75c        (0.55)c      38.01
-------------------------------------------------------------------------------
1996 - Class A Shares           0.26          1.77          0.01        68.48
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EUROPEAN EQUITY FUND


                                                           Income from
                                                     investment operations/a/
                                                    -------------------------
                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period    loss     gain (loss)
-----------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                      $12.20     $0.05        $(0.50)
1999 - Class B Shares                       12.19      0.03         (0.51)
1999 - Class C Shares                       12.20      0.04         (0.52)
1999 - Institutional Shares                 12.23      0.18         (0.59)
1999 - Service Shares                       12.20      0.08         (0.52)
-----------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced October
1, 1998)                                    10.00     (0.03)         2.23
1999 - Class B Shares (commenced October
1, 1998)                                    10.00     (0.02)         2.21
1999 - Class C Shares (commenced October
1, 1998)                                    10.00     (0.01)         2.21
1999 - Institutional Shares (commenced
October 1, 1998)                            10.00     (0.01)         2.24
1999 - Service Shares (commenced October
1, 1998)                                    10.00     (0.03)         2.23
-----------------------------------------------------------------------------

                                                                      APPENDIX B






    Distributions to shareholders
------------------------------------
            In excess                 Net increase                      Net assets   Ratio of
 From net     of net                   (decrease)  Net asset            at end of  net expenses
investment  investment    From net    in net asset value, end  Total      period    to average
  income      income   realized gains    value     of period  return/b/ (in 000s)   net assets
-----------------------------------------------------------------------------------------------
   $  --      $  --        $  --         $(0.45)     $11.75    (3.69)%d  $74,862       1.79%c
      --         --           --          (0.48)      11.71    (3.94)d       879       2.29c
      --         --           --          (0.48)      11.72    (3.93)d       388       2.29c
      --         --           --          (0.41)      11.82    (3.35)d     5,965       1.14c
      --         --           --          (0.44)      11.76    (3.61)d         2       1.64c
-----------------------------------------------------------------------------------------------
      --         --           --           2.20       12.20    22.00d     61,151       1.79c
      --         --           --           2.19       12.19    21.90d        432       2.29c
      --         --           --           2.20       12.20    22.00d        587       2.29c
      --         --           --           2.23       12.23    22.30d     12,740       1.14c
      --         --           --           2.20       12.20    22.00d          2       1.64c
-----------------------------------------------------------------------------------------------

                                              Ratios assuming no
                                           voluntary waiver of fees
                                            or expense limitations
                                           ------------------------
                             Ratio of                    Ratio of
                          net investment   Ratio of   net investment
                         income (loss) to expenses to income (loss)  Portfolio
                           average net    average net to average net turnover
                              assets        assets        assets       rate
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares          0.80%c        2.29%c        0.30%c      54.98%d
1999 - Class B Shares          0.43c         2.79c        (0.07)c      54.98d
1999 - Class C Shares          0.42c         2.79c        (0.08)c      54.98d
1999 - Institutional
Shares                         1.53c         1.64c         1.03c       54.98d
1999 - Service Shares          1.10c         2.14c         0.60c       54.98d
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares
(commenced October 1,
1998)                         (1.19)c        2.80c        (2.20)c      70.77d
1999 - Class B Shares
(commenced October 1,
1998)                         (1.78)c        3.30c        (2.79)c      70.77d
1999 - Class C Shares
(commenced October 1,
1998)                         (1.83)c        3.30c        (2.84)c      70.77d
1999 - Institutional
Shares (commenced Octo-
ber 1, 1998)                  (0.33)c        2.15c        (1.34)c      70.77d
1999 - Service Shares
(commenced October 1,
1998)                         (0.69)c        2.65c        (1.70)c      70.77d
------------------------------------------------------------------------------

                      [This page intentionally left blank]

 JAPANESE EQUITY FUND



                                                          Income from
                                                    investment operations/a/
                                                   -------------------------
                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period    loss        gains
----------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                     $11.06     $(0.06)      $5.24
1999 - Class B Shares                      11.03      (0.09)       5.20
1999 - Class C Shares                      11.04      (0.08)       5.20
1999 - Institutional Shares                11.10      (0.03)       5.29
1999 - Service Shares                      11.04      (0.06)       5.24
----------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
1998)                                      10.00      (0.06)       1.12
1999 - Class B Shares (commenced May 1,
1998)                                      10.00      (0.08)       1.11
1999 - Class C Shares (commenced May 1,
1998)                                      10.00      (0.09)       1.13
1999 - Institutional Shares (commenced
May 1, 1998)                               10.00      (0.02)       1.13
1999 - Service Shares (commenced May 1,
1998)                                      10.00      (0.05)       1.09
----------------------------------------------------------------------------

                                                                      APPENDIX B




   Distributions to shareholders
-------------------------------------
            In excess                                                  Net assets   Ratio of
 From net     of net                  Net increase Net asset           at end of  net expenses
investment  investment    From net    in net asset value, end  Total     period    to average
  income      income   realized gains    value     of period return/b/ (in 000s)   net assets
----------------------------------------------------------------------------------------------
   $ --      $    --        $ --         $5.18       $16.24    46.84%d  $34,279       1.70%c
     --           --          --          5.11        16.14    46.33d     4,219       2.20c
     --           --          --          5.12        16.16    46.41d     3,584       2.20c
     --           --          --          5.26        16.36    47.40d    22,709       1.05c
     --           --          --          5.18        16.22    46.92d         3       1.55c
----------------------------------------------------------------------------------------------
     --           --          --          1.06        11.06    10.60d     8,391       1.64c
     --           --          --          1.03        11.03    10.30d     1,427       2.15c
     --           --          --          1.04        11.04    10.40d       284       2.15c
     --        (0.01)         --          1.10        11.10    11.06d    11,418       1.03c
     --           --          --          1.04        11.04    10.43d         2       1.53c
----------------------------------------------------------------------------------------------

                                         Ratios assuming no voluntary
                                              waiver of fees or
                                             expense limitations
                                         ----------------------------


                             Ratio of                           Ratio of
                          net investment   Ratio of          net investment
                             loss to     expenses to         loss to average        Portfolio
                           average net     average                 net              turnover
                              assets      net assets              assets              rate
---------------------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares         (1.17)%c               2.62%c               (2.09)%c    44.83%d
1999 - Class B Shares         (1.57)c                3.12c                (2.49)c     44.83d
1999 - Class C Shares         (1.81)c                3.12c                (2.73)c     44.83d
1999 - Institutional
Shares                        (0.37)c                1.97c                (1.29)c     44.83d
1999 - Service Shares         (0.74)c                2.47c                (1.66)c     44.83d
---------------------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares
(commenced May 1, 1998)       (1.20)c                4.18c                (3.74)c     53.29d
1999 - Class B Shares
(commenced May 1, 1998)       (1.76)c                4.69c                (4.30)c     53.29d
1999 - Class C Shares
(commenced May 1, 1998)       (1.69)c                4.69c                (4.23)c     53.29d
1999 - Institutional
Shares (commenced May 1,
1998)                         (0.36)c                3.57c                (2.90)c     53.29d
1999 - Service Shares
(commenced May 1, 1998)       (0.68)c                4.07c                (3.22)c     53.29d
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL SMALL CAP FUND


                                                             Income from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period    loss         gain
-------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                        $10.62     $(0.03)      $2.65
1999 - Class B Shares                         10.61      (0.08)e      2.66e
1999 - Class C Shares                         10.61      (0.08)e      2.66e
1999 - Institutional Shares                   10.66         --        2.69
1999 - Service Shares                         10.61      (0.02)       2.65
-------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
 1998)                                        10.00      (0.04)       0.66
1999 - Class B Shares (commenced May 1,
 1998)                                        10.00      (0.10)       0.71
1999 - Class C Shares (commenced May 1,
 1998)                                        10.00      (0.06)       0.67
1999 - Institutional Shares (commenced May
 1, 1998)                                     10.00         --        0.67
1999 - Service Shares (commenced May 1,
 1998)                                        10.00      (0.02)       0.63
-------------------------------------------------------------------------------

                                                                      APPENDIX B




     Distributions to shareholders
  ---------------------------------------
                                                                                      Ratio of
               In excess                                                  Net assets    net
   From net      of net                  Net increase Net asset           at end of   expenses
  investment   investment    From net    in net asset value, end  Total     period   to average
    income        loss    realized gains    value     of period  return/b/(in 000s)  net assets
-----------------------------------------------------------------------------------------------
     $ --        $   --        $ --         $2.62       $13.24    24.67%d  $69,458      2.05%c
       --            --          --          2.58        13.19    24.32d       303      2.55c
       --            --          --          2.58        13.19    24.32d       419      2.55c
       --            --          --          2.69        13.35    25.24d    65,772      1.40c
       --            --          --          2.63        13.24    24.79d         2      1.90c
-----------------------------------------------------------------------------------------------
       --            --          --          0.62        10.62     6.20d    33,002      2.02c
       --            --          --          0.61        10.61     6.10d       213      2.51c
       --            --          --          0.61        10.61     6.10d       175      2.51c
       --         (0.01)         --          0.66        10.66     6.67d    36,992      1.40c
       --            --          --          0.61        10.61     6.10d         2      1.90c
-----------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                   of fees or
                                               expense limitations
                                              ---------------------
                                   Ratio of               Ratio of
                                     net                    net
                                  investment   Ratio of  investment
                                   loss to     expenses   loss to    Portfolio
                                   average    to average  average    turnover
                                  net assets  net assets net assets    rate
------------------------------------------------------------------------------
For the Seven-Month Period Ended
 August 31,
1999 - Class A Shares               (0.68)%c     2.42%c    (1.05)%c    58.81%d
1999 - Class B Shares               (1.16)c      2.92c     (1.53)c     58.81d
1999 - Class C Shares               (1.21)c      2.92c     (1.58)c     58.81d
1999 - Institutional Shares         (0.05)c      1.77c     (0.42)c     58.81d
1999 - Service Shares               (0.35)c      2.27c     (0.72)c     58.81d
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.03)c      3.60c     (2.61)c     96.11d
1999 - Class B Shares (commenced
 May 1, 1998)                       (1.30)c      4.09c     (2.88)c     96.11d
1999 - Class C Shares (commenced
 May 1, 1998)                       (1.45)c      4.09c     (3.03)c     96.11d
1999 - Institutional Shares
 (commenced May 1, 1998)            (0.19)c      2.98c     (1.77)c     96.11d
1999 - Service Shares (commenced
 May 1, 1998)                       (0.26)c      3.48c     (1.84)c     96.11d
------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EMERGING MARKETS EQUITY FUND



                                                            Income from
                                                      investment operations/a/
                                                     -------------------------
                                           Net asset    Net
                                            value,   investment  Net realized
                                           beginning   income   and unrealized
                                           of period   (loss)    gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                       $ 7.04     $(0.01)      $ 2.23
1999 - Class B Shares                         7.03      (0.03)        2.21
1999 - Class C Shares                         7.05      (0.03)        2.22
1999 - Institutional Shares                   7.09       0.02         2.26
1999 - Service Shares                         6.87       0.01         2.17
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                         9.69       0.04        (2.40)
1999 - Class B Shares                         9.69       0.03        (2.41)
1999 - Class C Shares                         9.70       0.01        (2.39)
1999 - Institutional Shares                   9.70       0.06        (2.36)
1999 - Service Shares                         9.69      (0.13)       (2.41)
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class B Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class C Shares (commenced December
15, 1997)                                    10.00         --        (0.30)
1998 - Institutional Shares (commenced
December 15, 1997)                           10.00       0.01        (0.31)
1998 - Service Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
------------------------------------------------------------------------------

                                                                      APPENDIX B







     Distributions to shareholders
  ---------------------------------------
               In excess                 Net increase                      Net assets   Ratio of
   From net      of net                   (decrease)  Net asset            at end of  net expenses
  investment   investment    From net    in net asset value, end  Total      period    to average
    income       income   realized gains    value     of period  return/b/ (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $   --       $   --        $ --         $ 2.22      $9.26     31.53%d   $ 65,698      2.04%c
        --           --          --           2.18       9.21     31.01d         972      2.54c
        --           --          --           2.19       9.24     31.06d       1,095      2.54c
        --           --          --           2.28       9.37     32.16d     108,574      1.39c
        --           --          --           2.18       9.05     31.73d           2      1.89c
--------------------------------------------------------------------------------------------------
     (0.07)       (0.22)         --          (2.65)      7.04    (24.32)      52,704      2.09
     (0.07)       (0.21)         --          (2.66)      7.03    (24.51)         459      2.59
     (0.07)       (0.20)         --          (2.65)      7.05    (24.43)         273      2.59
     (0.08)       (0.23)         --          (2.61)      7.09    (23.66)      90,189      1.35
     (0.07)       (0.21)         --          (2.82)      6.87    (26.17)           1      1.85
--------------------------------------------------------------------------------------------------
        --           --          --          (0.31)      9.69     (3.10)d     17,681      1.90c
        --           --          --          (0.31)      9.69     (3.10)d         64      2.41c
        --           --          --          (0.30)      9.70     (3.00)d         73      2.48c
        --           --          --          (0.30)      9.70     (3.00)d     19,120      1.30c
        --           --          --          (0.31)      9.69     (3.10)d          2      2.72c
--------------------------------------------------------------------------------------------------

                                                Ratios assuming no voluntary
                                                     waiver of fees or
                                                     expense limitations
                                                ----------------------------
                                                                     Ratio
                                Ratio                                of net
                               of net                              investment
                             investment          Ratio of            income
                            income (loss)      expenses to          (loss) to     Portfolio
                             to average        average net           average      turnover
                              net assets           assets           net assets     rate
--------------------------------------------------------------------------------------------
For the Seven-Month Period
Ended August 31,
1999 - Class A Shares         (0.15)%c              2.41%c             (0.52)%c    63.24%d
1999 - Class B Shares         (0.71)c               2.91c              (1.08)c     63.24d
1999 - Class C Shares         (0.85)c               2.91c              (1.22)c     63.24d
1999 - Institutional
Shares                         0.50c                1.76c               0.13c      63.24d
1999 - Service Shares          0.12c                2.26c              (0.25)c     63.24d
--------------------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares          0.80                 2.53                0.36      153.67
1999 - Class B Shares          0.19                 3.03               (0.25)     153.67
1999 - Class C Shares          0.28                 3.03               (0.16)     153.67
1999 - Institutional
Shares                         1.59                 1.79                1.15      153.67
1999 - Service Shares         (1.84)                2.29               (2.28)     153.67
--------------------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares
(commenced December 15,
1997)                          0.55c                5.88c              (3.43)c      3.35d
1998 - Class B Shares
(commenced December 15,
1997)                          0.05c                6.39c              (3.93)c      3.35d
1998 - Class C Shares
(commenced December 15,
1997)                         (0.27)c               6.46c              (4.25)c      3.35d
1998 - Institutional
Shares (commenced Decem-
ber 15, 1997)                  0.80c                5.28c              (3.18)c      3.35d
1998 - Service Shares
(commenced December 15,
1997)                         (0.05)c               6.70c              (4.03)c      3.35d
--------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 ASIA GROWTH FUND



                                                           Income from
                                                     investment operations/a/
                                                    -------------------------
                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period   (loss)    gain (loss)
-----------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                      $ 7.79     $(0.02)      $3.30
1999 - Class B Shares                        7.68      (0.04)       3.24
1999 - Class C Shares                        7.68      (0.04)       3.21
1999 - Institutional Shares                  7.91       0.01        3.36
-----------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                        8.38       0.07       (0.66)
1999 - Class B Shares                        8.31       0.01       (0.64)
1999 - Class C Shares                        8.29         --       (0.61)
1999 - Institutional Shares                  8.44       0.03       (0.56)
-----------------------------------------------------------------------------
1998 - Class A Shares                       16.31         --       (7.90)
1998 - Class B Shares                       16.24       0.01       (7.91)
1998 - Class C Shares (commenced August
 15, 1997)                                  15.73       0.01       (7.42)
1998 - Institutional Shares                 16.33       0.10       (7.96)
-----------------------------------------------------------------------------
1997 - Class A Shares                       16.49       0.06       (0.11)
1997 - Class B Shares (commenced May 1,
 1996)                                      17.31      (0.05)      (0.48)
1997 - Institutional Shares (commenced
 February 2, 1996)                          16.61       0.04       (0.11)
-----------------------------------------------------------------------------
1996 - Class A Shares                       13.31       0.17        3.44
-----------------------------------------------------------------------------
For the Period Ended January 31,
1995 - Class A Shares (commenced July 8,
 1994)                                      14.18       0.11       (0.89)
-----------------------------------------------------------------------------

                                                                      APPENDIX B




  Distributions to shareholders
  ---------------------------------
                                       Net
               In excess            increase                        Net assets
   From net      of net   From net (decrease)  Net asset              at end
  investment   investment realized   in net    value, end  Total    of period
    income       income    gains   asset value of period  return/b/  (in 000s)
------------------------------------------------------------------------------
    $   --       $   --    $   --    $ 3.28      $11.07    42.11%d   $ 84,269
        --           --        --      3.20       10.88    41.67d       7,258
        --           --        --      3.17       10.85    41.28d       2,281
        --        (0.04)       --      3.33       11.24    42.61d      12,363
------------------------------------------------------------------------------
        --           --        --     (0.59)       7.79    (7.04)      59,940
        --           --        --     (0.63)       7.68    (7.58)       4,190
        --           --        --     (0.61)       7.68    (7.36)         999
        --           --        --     (0.53)       7.91    (6.28)       4,200
------------------------------------------------------------------------------
        --        (0.03)       --     (7.93)       8.38   (48.49)      87,437
        --        (0.03)       --     (7.93)       8.31   (48.70)       3,359
        --        (0.03)       --     (7.44)       8.29   (47.17)d        436
     (0.03)          --        --     (7.89)       8.44   (48.19)         874
------------------------------------------------------------------------------
     (0.12)          --     (0.01)    (0.18)      16.31    (1.01)     263,014
     (0.51)       (0.03)       --     (1.07)      16.24    (6.02)d      3,354
     (0.11)       (0.06)    (0.04)    (0.28)      16.33    (1.09)d     13,322
------------------------------------------------------------------------------
     (0.12)       (0.14)    (0.17)     3.18       16.49    26.49      205,539
------------------------------------------------------------------------------
      0.01           --     (0.10)    (0.87)      13.31    (5.46)d    124,298
------------------------------------------------------------------------------

                                                      Ratios assuming
                                                    no voluntary waiver
                                                        of fees or
                                                    expense limitations
                                                   ---------------------
                                                               Ratio of
                                                                 net
                           Ratio of  Ratio of net             investment
                             net      investment    Ratio of    income
                           expenses  income (loss)  expenses  (loss) to   Portfolio
                          to average  to average   to average  average    turnover
                          net assets  net assets   net assets net assets    rate
-----------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares        1.85%c      (0.38)%c     2.27%c    (0.80)%c    96.58%d
1999 - Class B Shares        2.35c       (0.90)c      2.77c     (1.32)c     96.58d
1999 - Class C Shares        2.35c       (0.89)c      2.77c     (1.31)c     96.58d
1999 - Institutional
 Shares                      1.20c        0.14c       1.62c     (0.28)c     96.58d
-----------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares        1.93         0.63        2.48       0.08      106.00
1999 - Class B Shares        2.45         0.10        2.97      (0.42)     106.00
1999 - Class C Shares        2.45         0.10        2.97      (0.42)     106.00
1999 - Institutional
 Shares                      1.16         1.10        1.68       0.58      106.00
-----------------------------------------------------------------------------------
1998 - Class A Shares        1.75         0.31        1.99       0.07      105.16
1998 - Class B Shares        2.30        (0.29)       2.50      (0.49)     105.16
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.35c       (0.26)c      2.55c     (0.46)c    105.16
1998 - Institutional
 Shares                      1.11         0.87        1.31       0.67      105.16
-----------------------------------------------------------------------------------
1997 - Class A Shares        1.67         0.20        1.87         --       48.40
1997 - Class B Shares
 (commenced May 1, 1996)     2.21c       (0.56)c      2.37c     (0.72)c     48.40
1997 - Institutional
 Shares (commenced
 February 2, 1996)           1.10c        0.54c       1.26c      0.38c      48.40
-----------------------------------------------------------------------------------
1996 - Class A Shares        1.77         1.05        2.02       0.80       88.80
-----------------------------------------------------------------------------------
For the Period Ended
 January 31,
1995 - Class A Shares
 (commenced July 8,
 1994)                       1.90c        1.83c       2.38c      1.35c      36.08d
-----------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares methodology.

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs CORE International Equity Fund
       4 Goldman Sachs International Equity Fund
       5 Goldman Sachs European Equity Fund
       6 Goldman Sachs Japanese Equity Fund
       8 Goldman Sachs International Small Cap Fund
       9 Goldman Sachs Emerging Markets Equity Fund
      11 Goldman Sachs Asia Growth Fund
  14 Other Investment Practices and Securities
  18 Principal Risks of the Funds
  21 Fund Performance
  26 Fund Fees and Expenses
  30 Service Providers
  40 Dividends
  41 Shareholder Guide
       41 How To Buy Shares
       45 How To Sell Shares
  49 Taxation
  51 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  70 Appendix B
     Financial Highlights

International Equity Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

             CORESM is a service mark of Goldman, Sachs & Co.

EQINTLPROINS

  Prospectus

  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Service Shares

November 30, 1999

 .Goldman Sachs
 CORE/SM/
 International
 Equity Fund

 .Goldman Sachs
 International
 Equity Fund

 .Goldman Sachs
 European
 Equity Fund

 .Goldman Sachs
 Japanese
 Equity Fund

 .Goldman Sachs
 International
 Small Cap Fund

 .Goldman Sachs
 Emerging
 Markets Equity
 Fund

 .Goldman Sachs
 Asia Growth
 Fund

                             [LOGO OF GOLDMAN SACH]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management Interna-tional serves as investment adviser to International Equity, European Equi-ty, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "In-vestment Adviser."

 ACTIVE INTERNATIONAL STYLE FUNDS


 Goldman Sachs' Active International Investment Philosophy:


                                        How the Investment Adviser Acts on
   Belief                               Belief
----------------------------------------------------------------------------
  .Equity markets are inefficient       Seeks excess return through team
                                        driven, research intensive and
                                        bottom-up stock selection.

  .Returns are variable                 Seeks to capitalize on variability
                                        of market and regional returns
                                        through asset allocation decisions.

  .Corporate fundamentals ultimately    Seeks to conduct rigorous, first-
   drive share price                    hand research of business and
                                        company management.

  .A business' intrinsic value will be  Seeks to realize value through a
   achieved over time                   long-term investment horizon.

  .Portfolio risk must be carefully     Seeks to systematically monitor and
   analyzed and monitored               manage risk through diversification,
                                        multifactor risk models and currency
                                        management.

 The Investment Adviser attempts to manage risk in these Funds through disci-plined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: stock selection and portfolio construction.

 I. CORE STOCK SELECTION

 The CORE Fund uses the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in the Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 II. CORE PORTFOLIO CONSTRUCTION

 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given the CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies


 Goldman Sachs CORE International Equity Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital


       Benchmarks:  MSCI Europe, Australasia, Far East ("EAFE") Index
                    (unhedged)

 Investment Focus:  Large-capitalization equity securities of companies that are organized outside the United States or whose securi-ties are primarily traded outside the United States

 Investment Style:  Quantitative


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies ("emerging countries").

 The Fund seeks broad representation of large-cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI EAFE Index (unhedged)

  Investment Focus:   Equity securities of companies organized outside the
                      United States or whose securities are principally traded outside the United States

  Investment Style:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES



 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Cur-rently, emerging countries include, among others, most Latin American, Afri-can, Asian and Eastern European nations.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI Europe Index (unhedged)

  Investment Focus:   Equity securities of European companies

  Investment Style:   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Tokyo Price Index ("TOPIX") (unhedged)

  Investment Focus:   Equity securities of Japanese companies

  Investment Style:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Japan's economic growth in the 1990's has been substantially below the level of earlier decades. Its economy has drifted between modest growth and recession. In calendar year 1998, Japan's gross national product contracted by 2.8% -- its worst performance in the post-war period. In addition to this economic downturn, Japan is undergoing struc-tural adjustments related to high wages and taxes, currency valuations and structural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 with the reform of its political process and the deregulation of its econo-my. These conditions present risks to the Japanese Equity Fund and its abil-ity to attain its investment objective.

 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has recently suffered from non-perform-ing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 For most of this decade, Japanese securities markets have experienced sig-nificant declines. Although the stock market exhibited some strength recent-ly, it is not possible to determine whether this will continue.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI EAFE Small Cap Index (unhedged)

  Investment Focus:   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

  Investment Style:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern Euro-pean nations.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger-cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   MSCI Emerging Markets Free Index

  Investment Focus:   Equity securities of emerging country issuers

  Investment Style:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

Goldman Sachs Emerging Markets Equity Fund continued


 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

           Objective:   Long-term capital appreciation

           Benchmark:   MSCI All County Asia Free ex-Japan Index (unhedged)

    Investment Focus:   Equity securities of companies in Asian countries

  Investment Process:   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian countries;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs Asia Growth Fund continued


 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on August 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Hong Kong's financial prospects depend, in large part, on its ability to retain the legal, financial and monetary systems that allow economic freedom and market expansion. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be signifi-cantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities mar-kets. In addition, the reversion of Hong Kong to China has created uncer-tainty as to future currency valuations relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)


10 Percent of net assets (roman type)

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Borrowings                                   33 1/3        33 1/3      33 1/3
Cross Hedging of Currencies                     .             .          .
Currency Swaps*                                15            15          15
Custodial Receipts                              .             .          .
Equity Swaps*                                  15            15          15
Foreign Currency Transactions                   .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Investment Company Securities (including
 World Equity Benchmark Shares and
 Standard & Poor's Depository Receipts)        10            10         10
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                           33 1/3        33 1/3      33 1/3
Short Sales Against the Box                    --            25         25
When-Issued Securities and Forward
 Commitments                                    .             .          .
------------------------------------------------------------------------------

 . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 The Funds may purchase and sell call and put options.
 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
------------------------------------------------------------
   33 1/3                 33 1/3                           33 1/3                        33 1/3
     .                       .                                .                            .
     15                     15                               15                            15
     .                       .                                .                            .
     15                     15                               15                            15
     .                       .                                .                            .
     .                       .                                .                            .
    10                      10                               10                           10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
   33 1/3                 33 1/3                           33 1/3                        33 1/3
      25                    25                                25                            25
     .                       .                                .                            .
------------------------------------------------------------

10 Percent of total assets (italic type)


10 Percent of net assets (roman type)

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities/2/                                 --             .          .
Bank Obligations/1/,/2/                         .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations/2/                   ./4/          .          .
Equity Securities                               90+           65+        65+
Emerging Country Securities                     25            .          .
Fixed Income Securities/3/                     10/4/          35         35/5/
Foreign Securities                              .             .          .
Foreign Government Securities/2/                .             .          .
Non-Investment Grade Fixed Income
 Securities/2/                                  --            ./6/       ./6/
Real Estate Investment Trusts                   .             .          .
Structured Securities*                          .             .          .
Temporary Investments                           35           100        100
U.S. Government Securities/2/                   .             .          .
------------------------------------------------------------------------------

 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 Issued by U.S. or foreign banks.

 2 Limited by the amount the Fund invests in fixed-income securities.

 3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are investment grade (e.g., BBB or higher by Stan-dard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's")).

 4 Cash equivalents only.

 5 The European Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) equity securities of non-European countries; and (2) fixed-income securities.

 6 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese         International            Emerging
  Equity            Small Cap               Markets             Asia Growth
   Fund               Fund                Equity Fund              Fund
-----------------------------------------------------------------------------
    .                   .                      .                     .
    .                   .                      .                     .
    .                   .                      .                     .
    .                   .                      .                     .
    .                   .                      .                     .
    65+                 65+                    65+                   65+
    .                   .                      .                     .
    35/7/               35/8/                  35/9/                 35/10/
    .                   .                      .                     .
    .                   .                      .                     .
    ./6/                ./6/                   ./6/                  ./6/
    .                   .                      .                     .
    .                   .                      .                     .
   100                 100                     35                   100
    .                   .                      .                     .
-----------------------------------------------------------------------------

 7 The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.

 8 The International Small Cap Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment.

 9 The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income securities of issuers in developed countries.

 10 The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of issuers in non-Asian countries and Japan.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

 .Applicable
--Not applicable

                        CORE                                      International Emerging
                    International International European Japanese   Small Cap   Markets   Asia
                       Equity        Equity      Equity   Equity     Equity      Equity  Growth
-----------------------------------------------------------------------------------------------
Credit/Default            .             .          .        .           .          .       .
Emerging Countries        .             .          .        .           .          .       .
Interest Rate             .             .          .        .           .          .       .
Small Cap                --            --          .        --          .          --      --
Foreign                   .             .          .        .           .          .       .
Derivatives               .             .          .        .           .          .       .
Management                .             .          .        .           .          .       .
Market                    .             .          .        .           .          .       .
Liquidity                 .             .          .        .           .          .       .
Stock                     .             .          .        .           .          .       .
Geographic                .             .          .        .           .          .       .
Other                     .             .          .        .           .          .       .
-----------------------------------------------------------------------------------------------

All Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disrup-

                                                    PRINCIPAL RISKS OF THE FUNDS

 tions. These risks are not normally associated with investment in more devel-oped countries.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in small capitalization stocks and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Alloca-tion Portfolios (the "Asset Allocation Portfolios") expect to invest a signif-icant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the invest-ments of these or other Funds in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Small Cap Stock Risk--The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance


 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998. Since these Funds have less than one calendar year's performance, no performance information is provided in this section. As of the date of this Prospectus, Service Shares of the Asia Growth Fund had not commenced operations. Performance of the Asia Growth Fund is represented by the Fund's Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns dif-fer only to the extent that Class A Shares have a 0.50% distribution and service fee and a 0.19% transfer agency fee while Service Shares have a 0.50% service fee and a 0.04% transfer agency fee. In addition, Class A Shares, unlike Service Shares, are subject to a maximum sales charge of 5.5%.

CORE International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month                              [BAR CHART]
 period ended
 September 30,                                1998
 1999 was 9.40%.                              14.09%

 Best Quarter
 Q4 '98   +18.97%

 Worst Quarter
 Q3 '98   -15.97%

AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998               1 Year  Since Inception
 -----------------------------------------------------------------------------
  Service Shares (Inception 8/15/97)                   14.09%       0.12%
  Morgan Stanley Capital International (MSCI) Europe,
   Australasia, Far East (EAFE) Index*                 20.33%       8.44%
 -----------------------------------------------------------------------------

 * The unmanaged MSCI EAFE Index is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended
 September 30,                                 [BAR CHART]
 1999 was 7.70%.

 Best Quarter
 Q1 '98   +16.94%                              1997      1998
                                               4.59%     18.09%
 Worst Quarter
 Q3 '98   -14.37%

AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998                1 Year  Since Inception
 ------------------------------------------------------------------------------
  Service Shares (Inception 3/6/96)                     18.09%       12.87%
  MSCI EAFE (unhedged)*                                 20.33%        9.57%
  FT/S&P Actuaries Europe & Pacific Index (unhedged)**  19.31%        8.21%
 ------------------------------------------------------------------------------

 * The MSCI EAFE Index, an unmanaged index of common stock prices, is replac-ing the FT/S&P Actuaries Europe & Pacific Index ("EuroPac") as the Interna-tional Equity Fund's performance benchmark. The MSCI EAFE Index is widely used throughout the investment management industry to represent the invest-ment opportunities available to a large-cap, developed country interna-tional equity strategy and, in the Investment Adviser's opinion, is a more appropriate benchmark against which to measure the performance of the International Equity Fund. The Index figures do not reflect any fees or expenses.

** The unmanaged EuroPac Index is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. The Index figures do not reflect any fees or expenses.

Emerging Markets Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the 9-month
 period ended                                     [BAR CHART]
 September 30,
 1999 was
 25.29%.
                                                  1998
 Best Quarter                                     -28.81%
 Q4 '98   +14.08%

 Worst Quarter
 Q3 '98   -23.84%

AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998    1 Year  Since Inception
 ------------------------------------------------------------------
  Service Shares (Inception 12/15/97)      (28.81)%    (26.07)%
  MSCI Emerging Markets Free (EMF) Index*  (25.33)%    (19.87)%
 ------------------------------------------------------------------

 * The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchas-able by foreigners. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Asia Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares                                    [BAR CHART]
 for the 9-month
 period ended
 September 30,
 1999 was                                 1995      1996      1997       1998
 27.99%.                                  6.55%     7.95%     -41.07%    -15.26%

 Best Quarter
 Q4    '98 +21.59%

 Worst Quarter
 Q4    "97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31,
  1998                                   1 Year  Since Inception
 ---------------------------------------------------------------
  Class A (Inception 7/8/94)
  Including 5.5% Sales Charge           (19.94)%    (12.21)%
  MSCI All Country Asia Free ex-Japan*  (10.27)%    (11.22)%
 ---------------------------------------------------------------

 * The unmanaged MSCI All Country Asia Free ex-Japan Index is a market capi-talization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                     CORE      International European
                                                 International    Equity      Equity
                                                  Equity Fund      Fund        Fund
-------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                            None          None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                 None          None       None
Redemption Fees                                       None          None       None
Exchange Fees                                         None          None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):2
Management Fees                                      0.85%         1.00%      1.00%
Service Fees3                                        0.50%         0.50%      0.50%
Other Expenses4                                      0.26%         0.19%      0.64%
-------------------------------------------------------------------------------------
Total Fund Operating Expenses*                       1.61%         1.69%      2.14%
-------------------------------------------------------------------------------------

See page 28 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense limitations may be termi-nated at any time at the option of the Investment
    Adviser. If this occurs, "Other Expenses" and "Total
    Fund Operating Expenses" may increase without share-holder approval.

                                             CORE      International European
                                         International    Equity      Equity
                                          Equity Fund      Fund        Fund
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund
   assets):2
  Management Fees                            0.85%         1.00%      1.00%
  Service Fees3                              0.50%         0.50%      0.50%
  Other Expenses4                            0.16%         0.14%      0.14%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current expense limitations)              1.51%         1.64%      1.64%
 ----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

   Japanese                                                Emerging                    Asia
    Equity            International Small                   Markets                   Growth
     Fund                  Cap Fund                       Equity Fund                 Fund/1/
---------------------------------------------------------------------------------------------
     None                     None                            None                      None
     None                     None                            None                      None
     None                     None                            None                      None
     None                     None                            None                      None
    1.00%                    1.20%                           1.20%                     1.00%
    0.50%                    0.50%                           0.50%                     0.50%
    0.97%                    0.57%                           0.56%                     0.62%
---------------------------------------------------------------------------------------------
    2.47%                    2.27%                           2.26%                     2.12%
---------------------------------------------------------------------------------------------


   Japanese                                                Emerging                    Asia
    Equity            International Small                   Markets                   Growth
     Fund                  Cap Fund                       Equity Fund                 Fund/1/
 --------------------------------------------------------------------------------------------
    1.00%                    1.20%                           1.20%                    1.00%
    0.50%                    0.50%                           0.50%                    0.50%
    0.05%                    0.20%                           0.19%                    0.20%
 --------------------------------------------------------------------------------------------
    1.55%                    1.90%                           1.89%                    1.70%
 --------------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/Service Shares had not commenced operations as of the date of this Prospectus.

/2/The Funds' operating expenses for the current fiscal year have been annualized for the seven-month period (February 1, 1999 through August 31, 1999).
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   Other
Fund              Expenses
--------------------------
CORE
  International
  Equity           0.12%
International
  Equity           0.10%
European Equity    0.10%
Japanese Equity    0.01%
International
  Small Cap        0.16%
Emerging Markets
  Equity           0.15%
Asia Growth        0.16%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
CORE International Equity   $164   $508   $  876   $1,911
----------------------------------------------------------
International Equity        $172   $533   $  918   $1,998
----------------------------------------------------------
European Equity             $217   $670   $1,149   $2,472
----------------------------------------------------------
Japanese Equity             $250   $770   $1,316   $2,806
----------------------------------------------------------
International Small Cap     $230   $709   $1,215   $2,605
----------------------------------------------------------
Emerging Markets Equity     $229   $706   $1,210   $2,595
----------------------------------------------------------
Asia Growth                 $215   $664   $1,139   $2,452
----------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS


  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
  32 Old Slip
  New York, New York 10005
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
  133 Peterborough Court                        European Equity
  London, England EC4A 2BB                      Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM and GSAMI. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of September 30, 1999, GSAM and GSAMI, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-ical services to the Funds

                                                               SERVICE PROVIDERS

 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio's average daily net assets) listed below:

                                                Actual Rate
                                              For the Fiscal
                                                Year Ended
                             Contractual Rate August 31, 1999
 ------------------------------------------------------------
  GSAM:
 ------------------------------------------------------------
  CORE International Equity        0.85%           0.85%
 ------------------------------------------------------------
  GSAMI:
 ------------------------------------------------------------
  International Equity             1.00%           1.00%
 ------------------------------------------------------------
  European Equity                  1.00%           1.00%
 ------------------------------------------------------------
  Japanese Equity                  1.00%           1.00%
 ------------------------------------------------------------
  International Small Cap          1.20%           1.20%
 ------------------------------------------------------------
  Emerging Markets Equity          1.20%           1.20%
 ------------------------------------------------------------
  Asia Growth                      1.00%           1.00%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981 Mr. Hillenbrand has been President of

 Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and exter-nal investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 International Equity Portfolio Management Team
 .Global portfolio teams based in London, Singapore, Tokyo and New York.
  Local presence is a key to the Investment Adviser's fundamental research capabilities

 .Team manages over $33.2 billion in international equities for retail, institutional and high net worth clients
 .Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabili-ties of GSAM

--------------------------------------------------------------------------------
London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Senior Portfolio Manager--      Since        Mr. Farman joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director              International Equity Fund       1996         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 James P.              Senior Portfolio Manager--      Since        Mr. Hordern joined the
 Hordern               International Small Cap         1998         Investment Adviser as a
 Executive             Fund                                         portfolio manager in
 Director                                                           1997. From 1991 to 1997,
                                                                    he was an Assistant
                                                                    Director and portfolio
                                                                    manager at Mercury Asset
                                                                    Management on the
                                                                    European Specialist
                                                                    Team.
----------------------------------------------------------------------------------------------
 Ralf Laier            Portfolio Manager--             Since        Mr. Laier joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                       Fund                                         portfolio manager with a
                                                                    focus on Central/Eastern
                                                                    European (CEE) and the
                                                                    Commonwealth of
                                                                    Independent States (CIS)
                                                                    in 1997. Prior to
                                                                    joining the Investment
                                                                    Adviser, from 1995 to
                                                                    1997, he was Vice
                                                                    President of Soros
                                                                    Global Research, where
                                                                    he analyzed investment
                                                                    opportunities in
                                                                    CEE/CIS. From 1994 to
                                                                    1995, he achieved a
                                                                    Ph.D. from the Academy
                                                                    of Economics in Pozan,
                                                                    Poland.
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Managing              European Equity Fund            1998         Investment Adviser as a
 Director              International Equity Fund       1998         senior portfolio manager
                                                                    and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Andrew Orchard        Senior Portfolio Manager--      Since        Andrew joined the
 Executive             European Equity Fund            1999         Investment Adviser as a
 Director              International Equity Fund       1999         portfolio manager in
                                                                    1999. From 1994 to 1999
                                                                    he was a portfolio
                                                                    manager at Morgan
                                                                    Grenfell Asset
                                                                    Management where he
                                                                    managed global equity
                                                                    portfolios and chaired
                                                                    Morgan Grenfell's Global
                                                                    Sector Committee.
----------------------------------------------------------------------------------------------

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Robert Stewart        Senior Portfolio Manager--      Since        Robert joined the
 Executive             European Equity Fund            1999         Investment Adviser as a
 Director              International Equity Fund       1999         portfolio manager in
                                                                    1996. He is a member of
                                                                    the European Equity
                                                                    Team. From 1996 to 1998
                                                                    he was a portfolio
                                                                    manager in Japan where
                                                                    he managed Japanese
                                                                    Equity Institutional
                                                                    Portfolios. Prior to
                                                                    that Robert was a
                                                                    portfolio manager at
                                                                    CINMan from 1989 to 1996
                                                                    where he managed
                                                                    international equities.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------
 Gabriella             Portfolio Manager--             Since        Ms. Antici joined the
 Antici                Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager in
                                                                    1997. From 1994 to 1997,
                                                                    she was a Vice President
                                                                    for HSBC Asset
                                                                    Management, where she
                                                                    was a portfolio manager
                                                                    for emerging markets and
                                                                    head of the Latin
                                                                    American Department.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity          1997          Investment Adviser as a
 Managing             Fund                                           portfolio manager in
 Director                                                            1996. From 1986 to 1996,
 Head of                                                             he was Chief Investment
 Emerging                                                            Strategist-Portfolio
 Markets Equity                                                      Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Portfolio Manager--              Since         Mr. Carhart joined the
 Managing             CORE International Equity        1998          Investment Adviser as a
 Director             Fund                                           member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Managing              Fund                                          associate and portfolio
 Director                                                            manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since         Mr. Jones joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in
                                                                     1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                       Emerging Markets Equity         1999          portfolio manager in
                       Fund                                          1990.
                       International Equity Fund       1999
                       International Small Cap         1999
                       Fund
-----------------------------------------------------------------------------------------------
 Ravi Shanker         Senior Portfolio Manager--       Since         Mr. Shanker joined the
 Vice President       Asia Growth Fund                 1997          Investment Adviser as an
                      Emerging Markets Equity          1998          operations manager in
                      Fund                                           1997. From July 1996 to
                      International Equity Fund        1999          1997, he worked for
                      International Small Cap          1999          Goldman Sachs in
                      Fund                                           Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------
 Siew-Hua Thio         Portfolio Manager--             Since         Ms. Thio joined the
 Vice President        Asia Growth Fund                1998          Investment Adviser as a
                       Emerging Markets Equity         1998          portfolio manager in
                       Fund                                          1998. From 1997 to 1998,
                       International Equity Fund       1998          she was Head of Research
                       International Small Cap         1998          for Indosuez WI Carr in
                       Fund                                          Singapore. From 1993 to
                                                                     1997, she was a research
                                                                     analyst at the same
                                                                     firm.
-----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

                                         Years Primarily
 Name and Title   Fund Responsibility    Responsible      Five Year Employment History
--------------------------------------------------------------------------------------
 Toshiyuki Ejima    Portfolio Manager--       Since         Toshiyuki joined the
 Vice President     Japanese Equity Fund      1999          Investment Adviser as a
                                                            portfolio manager in
                                                            April 1999. Prior to
                                                            that he was a portfolio
                                                            manager at Daiichi
                                                            Mutual Life from 1993 to
                                                            1999 where he managed
                                                            Japanese equities.
--------------------------------------------------------------------------------------
 Shigeka Kouda      Portfolio Manager--       Since         Mr. Kouda joined the
 Vice President     International Small       1998          Investment Adviser as a
                    Cap Fund                                portfolio manager in
                                                            1997. From 1992 to 1997,
                                                            he was at the Fixed
                                                            Income Division of
                                                            Goldman Sachs (Japan)
                                                            Limited, where he was
                                                            extensively involved in
                                                            emerging markets trading
                                                            as well as International
                                                            Fixed Income
                                                            institutional sales.
--------------------------------------------------------------------------------------
 Shogo Maeda        Senior Portfolio          Since         Mr. Maeda joined the
 Managing           Manager--                 1994          Investment Adviser as a
 Director           Japanese Equity Fund      1994          portfolio manager in
                    International Equity      1998          1994. From 1987 to 1994,
                    Fund                                    he worked at Nomura
                    International Small                     Investment Management
                    Cap Fund                                Incorporated as a Senior
                                                            Portfolio Manager.
--------------------------------------------------------------------------------------
 Miyako             Portfolio Manager--       Since         Ms. Shibamoto joined the
 Shibamoto          Japanese Equity Fund      1998          Investment Adviser as a
 Vice President                                             member of the Japanese
                                                            Equity team in March
                                                            1998. From 1993 to 1998,
                                                            she was a Vice President
                                                            at Scudder Stevens and
                                                            Clark (Japan).
--------------------------------------------------------------------------------------
 Takeya Suzuki      Portfolio Manager--       Since         Mr. Suzuki joined the
 Vice President     Japanese Equity Fund      1998          Investment Adviser as a
                                                            portfolio manager in
                                                            1996. From 1990 to 1996,
                                                            he was a Japanese equity
                                                            portfolio manager at
                                                            Nomura Investment
                                                            Management where he
                                                            actively managed assets
                                                            for U.S. pension funds.
--------------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:


 .The Investment Adviser has established a dedicated group which analyzed these issues and implemented system modifications to prepare for the Year 2000 Problem.

 .The Investment Adviser has either tested with or received assurances from the Fund's other service providers to confirm that they are taking reason-able steps to avoid Year 2000 Problems, and the Investment Adviser contin-ues to monitor the situation.

 .The Investment Adviser has developed broad and comprehensive contingency plans, as well as event management plans that will help manage the Funds through the date change by allowing the Investment Adviser to closely moni-tor and respond to Year 2000-related events as they unfold around the world.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and dis-tributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

 The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

 The Funds' investments in foreign securities may be subject to foreign with-holding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

 Dividends from net investment income and distributions from net capital gains are declared and paid annually.

 From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subse-quent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?

 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a mini-

                                                               SHAREHOLDER GUIDE
 mum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:


                    (Value of Assets of the Class)
     NAV =           - (Liabilities of the Class)
           -------------------------------------------------
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 ------------------------------------------------
  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 ------------------------------------------------
  By Telephone:  1-800-621-2550
                 (8:00 a.m. to 4:00 p.m. New York
                 time)
 ------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

                                                               SHAREHOLDER GUIDE
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application.
  The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.

 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 . Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organi-zations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

 The Trust reserves the right to:
 . Redeem the Service Shares of any Service Organization whose account bal-ance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organ-ization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem the shares in other circumstances determined by the Board of Trust-
   ees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For Exchanging Shares:
 ---------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------
  By Telephone:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 ---------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

                                                               SHAREHOLDER GUIDE

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the source and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

                                                                        TAXATION

 TAXES ON SALES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turn-

                                                                      APPENDIX A

 over (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a state-ment of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may

                                                                      APPENDIX A

 be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-rities of many foreign issuers are less liquid and more volatile than secu-rities of comparable domestic issuers. Efforts in foreign countries to reme-diate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Further-more, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of with-holding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                                                                      APPENDIX A


 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest-ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

                                                                      APPENDIX A


 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

                                                                      APPENDIX A


 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund

                                                                      APPENDIX A

 invests in foreign securities, currency exchange rates, or to otherwise man-age their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in inter-est rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash

                                                                      APPENDIX A

 balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to sub-stantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-
 sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments
 in unseasoned compa     -

                                                                      APPENDIX A

 nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other mortgage-backed securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often sub-

                                                                      APPENDIX A

 ject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the under-lying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 CORE INTERNATIONAL EQUITY FUND



                                                           Income from
                                                     investment operations/a/
                                                   ---------------------------
                                         Net asset    Net
                                          value,   investment Net realized and
                                         beginning   income      unrealized
                                         of period   (loss)     gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                     $ 9.98     $ 0.05        $ 0.84
1999 - Class B Shares                       9.95       0.01          0.85
1999 - Class C Shares                       9.96       0.01          0.85
1999 - Institutional Shares                10.06       0.09          0.85
1999 - Service Shares                      10.02       0.01          0.90
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                       9.22      (0.01)         0.79
1999 - Class B Shares                       9.21         --          0.74
1999 - Class C Shares                       9.22         --          0.74
1999 - Institutional Shares                 9.24       0.05          0.80
1999 - Service Shares                       9.23         --          0.81
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced August
 15, 1997)                                 10.00         --         (0.78)
1998 - Class B Shares (commenced August
 15, 1997)                                 10.00      (0.02)        (0.77)
1998 - Class C Shares (commenced August
 15, 1997)                                 10.00      (0.02)        (0.76)
1998 - Institutional Shares (commenced
 August 15, 1997)                          10.00       0.02         (0.76)
1998 - Service Shares (commenced August
 15, 1997)                                 10.00       0.01         (0.78)
------------------------------------------------------------------------------

See page 95 for all footnotes.

                                                                      APPENDIX B




    Distributions to
      shareholders
  ------------------------
                                 Net
                               increase                                    Net
                              (decrease)     Net asset                   assets
   From net      From net       in net        value,                     at end
  investment     realized       asset         end of        Total       of period
    income        gains         value         period      return/b/     (in 000s)
---------------------------------------------------------------------------------
    $   --         $ --         $ 0.89        $10.87         8.92%d     $114,502
        --           --           0.86         10.81         8.64d         9,171
        --           --           0.86         10.82         8.63d         4,913
        --           --           0.94         11.00         9.34d       271,212
        --           --           0.91         10.93         9.08d             8
---------------------------------------------------------------------------------
     (0.02)          --           0.76          9.98         8.37        110,338
        --           --           0.74          9.95         8.03          7,401
        --           --           0.74          9.96         8.03          3,742
     (0.03)          --           0.82         10.06         9.20        280,731
     (0.02)          --           0.79         10.02         8.74             22
---------------------------------------------------------------------------------
        --           --          (0.78)         9.22        (7.66)d        7,087
        --           --          (0.79)         9.21        (7.90)d        2,721
        --           --          (0.78)         9.22        (7.80)d        1,608
     (0.02)          --          (0.76)         9.24        (7.45)d       17,719
        --           --          (0.77)         9.23        (7.70)d            1
---------------------------------------------------------------------------------

                                                      Ratios assuming
                                                    no voluntary waiver
                                                        of fees or
                                                    expense limitations
                                                   ---------------------
                                                               Ratio of
                                                                 net
                           Ratio of  Ratio of net             investment
                             net      investment    Ratio of    income
                           expenses  income (loss)  expenses  (loss) to  Portfolio
                          to average  to average   to average  average   turnover
                          net assets  net assets   net assets net assets   rate
----------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares        1.66%c       0.78%c      1.76%c     0.68%c    64.97%d
1999 - Class B Shares        2.16c        0.26c       2.26c      0.16c     64.97d
1999 - Class C Shares        2.16c        0.23c       2.26c      0.13c     64.97d
1999 - Institutional
 Shares                      1.01c        1.43c       1.11c      1.33c     64.97d
1999 - Service Shares        1.51c        0.07c       1.61c     (0.03)c    64.97d
----------------------------------------------------------------------------------
For the Year Ended
 January 31,
1999 - Class A Shares        1.63        (0.11)       1.94      (0.42)    194.61
1999 - Class B Shares        2.08        (0.03)       2.39      (0.34)    194.61
1999 - Class C Shares        2.08        (0.04)       2.39      (0.35)    194.61
1999 - Institutional
 Shares                      1.01         0.84        1.32       0.53     194.61
1999 - Service Shares        1.50         0.02        1.81      (0.29)    194.61
----------------------------------------------------------------------------------
For the Period Ended
 January 31,
1998 - Class A Shares
 (commenced August 15,
 1997)                       1.50c       (0.27)c      4.87c     (3.90)c    25.16d
1998 - Class B Shares
 (commenced August 15,
 1997)                       2.00c       (0.72)c      5.12c     (3.84)c    25.16d
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.00c       (0.73)c      5.12c     (3.85)c    25.16d
1998 - Institutional
 Shares (commenced
 August 15, 1997)            1.00c        0.59 c      4.12c     (2.53)c    25.16d
1998 - Service Shares
 (commenced August 15,
 1997)                       1.50c        0.26 c      4.62c     (2.86)c    25.16d
----------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL EQUITY FUND

                                                            Income from
                                                      investment operations/a/
                                                     -------------------------
                                           Net asset    Net
                                            value,   investment  Net realized
                                           beginning   income   and unrealized
                                           of period   (loss)    gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                       $21.92     $ 0.04       $ 1.16
1999 - Class B Shares                        21.63      (0.02)        1.12
1999 - Class C Shares                        21.45      (0.03)        1.12
1999 - Institutional Shares                  22.20       0.12e        1.17e
1999 - Service Shares                        21.93       0.06         1.15
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                        19.85      (0.06)        3.24
1999 - Class B Shares                        19.70      (0.17)        3.21
1999 - Class C Shares                        19.56      (0.15)        3.15
1999 - Institutional Shares                  19.97       0.03         3.31
1999 - Service Shares                        19.84      (0.04)        3.24
------------------------------------------------------------------------------
1998 - Class A Shares                        19.32       0.03         2.04
1998 - Class B Shares                        19.24      (0.08)        2.02
1998 - Class C Shares (commenced
 August 15, 1997)                            22.60      (0.04)       (1.38)
1998 - Institutional Shares                  19.40       0.10         2.11
1998 - Service Shares                        19.34       0.02         2.06
------------------------------------------------------------------------------
1997 - Class A Shares                        17.20       0.10         2.23
1997 - Class B Shares (commenced May 1,
 1996)                                       18.91      (0.06)        0.60
1997 - Institutional Shares (commenced
 February 7, 1996)                           17.45       0.04         2.15
1997 - Service Shares (commenced March 6,
 1996)                                       17.70      (0.02)        1.87
------------------------------------------------------------------------------
1996 - Class A Shares                        14.52       0.13         4.00
------------------------------------------------------------------------------

                                                                      APPENDIX B

     Distributions to shareholders
  --------------------------------------
               In excess                Net increase                     Net assets   Ratio of
   From net      of net                  (decrease)  Net asset           at end of  net expenses
  investment   investment   From net    in net asset value, end  Total     period    to average
    income       income   realized gain    value     of period  return/b/ (in 000s)   net assets
------------------------------------------------------------------------------------------------
    $   --       $   --      $   --        $ 1.20      $23.12     5.47%d  $943,473      1.79%c
        --           --          --          1.10       22.73     5.09d     68,691      2.29c
        --           --          --          1.09       22.54     5.08d     11,241      2.29c
        --           --          --          1.29       23.49     5.81d    180,564      1.14c
        --           --          --          1.21       23.14     5.52d      3,852      1.64c
------------------------------------------------------------------------------------------------
        --           --       (1.11)         2.07       21.92    16.39     947,973      1.73
        --           --       (1.11)         1.93       21.63    15.80      69,231      2.24
        --           --       (1.11)         1.89       21.45    15.70      11,619      2.24
        --           --       (1.11)         2.23       22.20    17.09     111,315      1.13
        --           --       (1.11)         2.09       21.93    16.49       3,568      1.63
------------------------------------------------------------------------------------------------
        --        (0.30)      (1.24)         0.53       19.85    11.12     697,590      1.67
        --        (0.25)      (1.23)         0.46       19.70    10.51      55,324      2.20
        --        (0.38)      (1.24)        (3.04)      19.56    (5.92)d     3,369      2.27c
     (0.07)       (0.33)      (1.24)         0.57       19.97    11.82      56,263      1.08
        --        (0.35)      (1.23)         0.50       19.84    11.25       3,035      1.55
------------------------------------------------------------------------------------------------
        --           --       (0.21)         2.12       19.32    13.48     536,283      1.69
        --           --       (0.21)         0.33       19.24     2.83d     19,198      2.23c
     (0.03)          --       (0.21)         1.95       19.40    12.53d     68,374      1.10c
        --           --       (0.21)         1.64       19.34    10.42d        674      1.60c
------------------------------------------------------------------------------------------------
     (0.58)          --       (0.87)         2.68       17.20    28.68     330,860      1.52
------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                                  no voluntary
                                               expense limitations
                                              --------------------
                              Ratio of                    Ratio of
                           net investment   Ratio of   net investment
                          income (loss) to expenses to income (loss)  Portfolio
                            average net      average   to average net turnover
                               assets      net assets      assets       rate
-------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares           0.31%c        1.84%c        0.26%c      61.10%d
1999 - Class B Shares          (0.19)c        2.34c        (0.24)c      61.10d
1999 - Class C Shares          (0.26)c        2.34c        (0.31)c      61.10d
1999 - Institutional
 Shares                         0.89c         1.19c         0.84c       61.10d
1999 - Service Shares           0.47c         1.69c         0.42c       61.10d
-------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares          (0.28)         1.82         (0.37)      113.79
1999 - Class B Shares          (0.79)         2.32         (0.87)      113.79
1999 - Class C Shares          (0.98)         2.32         (1.06)      113.79
1999 - Institutional
 Shares                         0.23          1.21          0.15       113.79
1999 - Service Shares          (0.18)         1.71         (0.26)      113.79
-------------------------------------------------------------------------------
1998 - Class A Shares          (0.27)         1.80         (0.40)       40.82
1998 - Class B Shares          (0.90)         2.30         (1.00)       40.82
1998 - Class C Shares
 (commenced August 15,
 1997)                         (1.43)c        2.37c        (1.53)c      40.82
1998 - Institutional
 Shares                         0.30          1.18          0.20        40.82
1998 - Service Shares          (0.36)         1.65         (0.46)       40.82
-------------------------------------------------------------------------------
1997 - Class A Shares          (0.07)         1.88         (0.26)       38.01
1997 - Class B Shares
 (commenced May 1, 1996)       (0.97)c        2.38c        (1.12)c      38.01
1997 - Institutional
    Shares (commenced
    February 7, 1996)           0.43c         1.25c         0.28c       38.01
1997 - Service Shares
 (commenced March 6,
 1996)                         (0.40)c        1.75c        (0.55)c      38.01
-------------------------------------------------------------------------------
1996 - Class A Shares           0.26          1.77          0.01        68.48
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EUROPEAN EQUITY FUND


                                                           Income from
                                                     investment operations/a/
                                                    -------------------------
                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period    loss     gain (loss)
-----------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                      $12.20     $0.05        $(0.50)
1999 - Class B Shares                       12.19      0.03         (0.51)
1999 - Class C Shares                       12.20      0.04         (0.52)
1999 - Institutional Shares                 12.23      0.18         (0.59)
1999 - Service Shares                       12.20      0.08         (0.52)
-----------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced October
1, 1998)                                    10.00     (0.03)         2.23
1999 - Class B Shares (commenced October
1, 1998)                                    10.00     (0.02)         2.21
1999 - Class C Shares (commenced October
1, 1998)                                    10.00     (0.01)         2.21
1999 - Institutional Shares (commenced
October 1, 1998)                            10.00     (0.01)         2.24
1999 - Service Shares (commenced October
1, 1998)                                    10.00     (0.03)         2.23
-----------------------------------------------------------------------------

                                                                      APPENDIX B






    Distributions to shareholders
------------------------------------
            In excess                 Net increase                      Net assets   Ratio of
 From net     of net                   (decrease)  Net asset            at end of  net expenses
investment  investment    From net    in net asset value, end  Total      period    to average
  income      income   realized gains    value     of period  return/b/ (in 000s)   net assets
-----------------------------------------------------------------------------------------------
   $  --      $  --        $  --         $(0.45)     $11.75    (3.69)%d  $74,862       1.79%c
      --         --           --          (0.48)      11.71    (3.94)d       879       2.29c
      --         --           --          (0.48)      11.72    (3.93)d       388       2.29c
      --         --           --          (0.41)      11.82    (3.35)d     5,965       1.14c
      --         --           --          (0.44)      11.76    (3.61)d         2       1.64c
-----------------------------------------------------------------------------------------------
      --         --           --           2.20       12.20    22.00d     61,151       1.79c
      --         --           --           2.19       12.19    21.90d        432       2.29c
      --         --           --           2.20       12.20    22.00d        587       2.29c
      --         --           --           2.23       12.23    22.30d     12,740       1.14c
      --         --           --           2.20       12.20    22.00d          2       1.64c
-----------------------------------------------------------------------------------------------

                                              Ratios assuming no
                                           voluntary waiver of fees
                                            or expense limitations
                                           ------------------------
                             Ratio of                    Ratio of
                          net investment   Ratio of   net investment
                         income (loss) to expenses to income (loss)  Portfolio
                           average net    average net to average net turnover
                              assets        assets        assets       rate
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares          0.80%c        2.29%c        0.30%c      54.98%d
1999 - Class B Shares          0.43c         2.79c        (0.07)c      54.98d
1999 - Class C Shares          0.42c         2.79c        (0.08)c      54.98d
1999 - Institutional
Shares                         1.53c         1.64c         1.03c       54.98d
1999 - Service Shares          1.10c         2.14c         0.60c       54.98d
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares
(commenced October 1,
1998)                         (1.19)c        2.80c        (2.20)c      70.77d
1999 - Class B Shares
(commenced October 1,
1998)                         (1.78)c        3.30c        (2.79)c      70.77d
1999 - Class C Shares
(commenced October 1,
1998)                         (1.83)c        3.30c        (2.84)c      70.77d
1999 - Institutional
Shares (commenced Octo-
ber 1, 1998)                  (0.33)c        2.15c        (1.34)c      70.77d
1999 - Service Shares
(commenced October 1,
1998)                         (0.69)c        2.65c        (1.70)c      70.77d
------------------------------------------------------------------------------

                      [This page intentionally left blank]

 JAPANESE EQUITY FUND



                                                          Income from
                                                    investment operations/a/
                                                   -------------------------
                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period    loss        gains
----------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                     $11.06     $(0.06)      $5.24
1999 - Class B Shares                      11.03      (0.09)       5.20
1999 - Class C Shares                      11.04      (0.08)       5.20
1999 - Institutional Shares                11.10      (0.03)       5.29
1999 - Service Shares                      11.04      (0.06)       5.24
----------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
1998)                                      10.00      (0.06)       1.12
1999 - Class B Shares (commenced May 1,
1998)                                      10.00      (0.08)       1.11
1999 - Class C Shares (commenced May 1,
1998)                                      10.00      (0.09)       1.13
1999 - Institutional Shares (commenced
May 1, 1998)                               10.00      (0.02)       1.13
1999 - Service Shares (commenced May 1,
1998)                                      10.00      (0.05)       1.09
----------------------------------------------------------------------------

                                                                      APPENDIX B




   Distributions to shareholders
-------------------------------------
            In excess                                                  Net assets   Ratio of
 From net     of net                  Net increase Net asset           at end of  net expenses
investment  investment    From net    in net asset value, end  Total     period    to average
  income      income   realized gains    value     of period  return/b/(in 000s)   net assets
----------------------------------------------------------------------------------------------
   $ --      $    --        $ --         $5.18       $16.24    46.84%d  $34,279       1.70%c
     --           --          --          5.11        16.14    46.33d     4,219       2.20c
     --           --          --          5.12        16.16    46.41d     3,584       2.20c
     --           --          --          5.26        16.36    47.40d    22,709       1.05c
     --           --          --          5.18        16.22    46.92d         3       1.55c
----------------------------------------------------------------------------------------------
     --           --          --          1.06        11.06    10.60d     8,391       1.64c
     --           --          --          1.03        11.03    10.30d     1,427       2.15c
     --           --          --          1.04        11.04    10.40d       284       2.15c
     --        (0.01)         --          1.10        11.10    11.06d    11,418       1.03c
     --           --          --          1.04        11.04    10.43d         2       1.53c
----------------------------------------------------------------------------------------------

                                         Ratios assuming no voluntary
                                              waiver of fees or
                                             expense limitations
                                         ----------------------------


                             Ratio of                           Ratio of
                          net investment   Ratio of          net investment
                             loss to     expenses to         loss to average        Portfolio
                           average net     average                 net              turnover
                              assets      net assets              assets              rate
---------------------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares         (1.17)%c               2.62%c               (2.09)%c    44.83%d
1999 - Class B Shares         (1.57)c                3.12c                (2.49)c     44.83d
1999 - Class C Shares         (1.81)c                3.12c                (2.73)c     44.83d
1999 - Institutional
Shares                        (0.37)c                1.97c                (1.29)c     44.83d
1999 - Service Shares         (0.74)c                2.47c                (1.66)c     44.83d
---------------------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares
(commenced May 1, 1998)       (1.20)c                4.18c                (3.74)c     53.29d
1999 - Class B Shares
(commenced May 1, 1998)       (1.76)c                4.69c                (4.30)c     53.29d
1999 - Class C Shares
(commenced May 1, 1998)       (1.69)c                4.69c                (4.23)c     53.29d
1999 - Institutional
Shares (commenced May 1,
1998)                         (0.36)c                3.57c                (2.90)c     53.29d
1999 - Service Shares
(commenced May 1, 1998)       (0.68)c                4.07c                (3.22)c     53.29d
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL SMALL CAP FUND


                                                             Income from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period    loss         gain
-------------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                        $10.62     $(0.03)      $2.65
1999 - Class B Shares                         10.61      (0.08)e      2.66e
1999 - Class C Shares                         10.61      (0.08)e      2.66e
1999 - Institutional Shares                   10.66         --        2.69
1999 - Service Shares                         10.61      (0.02)       2.65
-------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
 1998)                                        10.00      (0.04)       0.66
1999 - Class B Shares (commenced May 1,
 1998)                                        10.00      (0.10)       0.71
1999 - Class C Shares (commenced May 1,
 1998)                                        10.00      (0.06)       0.67
1999 - Institutional Shares (commenced May
 1, 1998)                                     10.00         --        0.67
1999 - Service Shares (commenced May 1,
 1998)                                        10.00      (0.02)       0.63
-------------------------------------------------------------------------------

                                                                      APPENDIX B




     Distributions to shareholders
  ---------------------------------------
                                                                                      Ratio of
               In excess                                                  Net assets    net
   From net      of net                  Net increase Net asset           at end of   expenses
  investment   investment    From net    in net asset value, end  Total     period   to average
    income        loss    realized gains    value     of period return/b/ (in 000s)  net assets
-----------------------------------------------------------------------------------------------
     $ --        $   --        $ --         $2.62       $13.24    24.67%d  $69,458      2.05%c
       --            --          --          2.58        13.19    24.32d       303      2.55c
       --            --          --          2.58        13.19    24.32d       419      2.55c
       --            --          --          2.69        13.35    25.24d    65,772      1.40c
       --            --          --          2.63        13.24    24.79d         2      1.90c
-----------------------------------------------------------------------------------------------
       --            --          --          0.62        10.62     6.20d    33,002      2.02c
       --            --          --          0.61        10.61     6.10d       213      2.51c
       --            --          --          0.61        10.61     6.10d       175      2.51c
       --         (0.01)         --          0.66        10.66     6.67d    36,992      1.40c
       --            --          --          0.61        10.61     6.10d         2      1.90c
-----------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                   of fees or
                                               expense limitations
                                              ---------------------
                                   Ratio of               Ratio of
                                     net                    net
                                  investment   Ratio of  investment
                                   loss to     expenses   loss to    Portfolio
                                   average    to average  average    turnover
                                  net assets  net assets net assets    rate
------------------------------------------------------------------------------
For the Seven-Month Period Ended
 August 31,
1999 - Class A Shares               (0.68)%c     2.42%c    (1.05)%c    58.81%d
1999 - Class B Shares               (1.16)c      2.92c     (1.53)c     58.81d
1999 - Class C Shares               (1.21)c      2.92c     (1.58)c     58.81d
1999 - Institutional Shares         (0.05)c      1.77c     (0.42)c     58.81d
1999 - Service Shares               (0.35)c      2.27c     (0.72)c     58.81d
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.03)c      3.60c     (2.61)c     96.11d
1999 - Class B Shares (commenced
 May 1, 1998)                       (1.30)c      4.09c     (2.88)c     96.11d
1999 - Class C Shares (commenced
 May 1, 1998)                       (1.45)c      4.09c     (3.03)c     96.11d
1999 - Institutional Shares
 (commenced May 1, 1998)            (0.19)c      2.98c     (1.77)c     96.11d
1999 - Service Shares (commenced
 May 1, 1998)                       (0.26)c      3.48c     (1.84)c     96.11d
------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EMERGING MARKETS EQUITY FUND



                                                            Income from
                                                      investment operations/a/
                                                     -------------------------
                                           Net asset    Net
                                            value,   investment  Net realized
                                           beginning   income   and unrealized
                                           of period   (loss)    gain (loss)
------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares                       $ 7.04     $(0.01)      $ 2.23
1999 - Class B Shares                         7.03      (0.03)        2.21
1999 - Class C Shares                         7.05      (0.03)        2.22
1999 - Institutional Shares                   7.09       0.02         2.26
1999 - Service Shares                         6.87       0.01         2.17
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                         9.69       0.04        (2.40)
1999 - Class B Shares                         9.69       0.03        (2.41)
1999 - Class C Shares                         9.70       0.01        (2.39)
1999 - Institutional Shares                   9.70       0.06        (2.36)
1999 - Service Shares                         9.69      (0.13)       (2.41)
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class B Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class C Shares (commenced December
15, 1997)                                    10.00         --        (0.30)
1998 - Institutional Shares (commenced
December 15, 1997)                           10.00       0.01        (0.31)
1998 - Service Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
------------------------------------------------------------------------------

                                                                      APPENDIX B







     Distributions to shareholders
  ---------------------------------------
               In excess                 Net increase                      Net assets   Ratio of
   From net      of net                   (decrease)  Net asset            at end of  net expenses
  investment   investment    From net    in net asset value, end  Total      period    to average
    income       income   realized gains    value     of period  return/b/ (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $   --       $   --        $ --         $ 2.22      $9.26     31.53%d   $ 65,698      2.04%c
        --           --          --           2.18       9.21     31.01d         972      2.54c
        --           --          --           2.19       9.24     31.06d       1,095      2.54c
        --           --          --           2.28       9.37     32.16d     108,574      1.39c
        --           --          --           2.18       9.05     31.73d           2      1.89c
--------------------------------------------------------------------------------------------------
     (0.07)       (0.22)         --          (2.65)      7.04    (24.32)      52,704      2.09
     (0.07)       (0.21)         --          (2.66)      7.03    (24.51)         459      2.59
     (0.07)       (0.20)         --          (2.65)      7.05    (24.43)         273      2.59
     (0.08)       (0.23)         --          (2.61)      7.09    (23.66)      90,189      1.35
     (0.07)       (0.21)         --          (2.82)      6.87    (26.17)           1      1.85
--------------------------------------------------------------------------------------------------
        --           --          --          (0.31)      9.69     (3.10)d     17,681      1.90c
        --           --          --          (0.31)      9.69     (3.10)d         64      2.41c
        --           --          --          (0.30)      9.70     (3.00)d         73      2.48c
        --           --          --          (0.30)      9.70     (3.00)d     19,120      1.30c
        --           --          --          (0.31)      9.69     (3.10)d          2      2.72c
--------------------------------------------------------------------------------------------------

                                        Ratios assuming no voluntary
                                             waiver of fees or
                                             expense limitations
                                        ----------------------------
                                                                Ratio
                              Ratio                            of net
                             of net                          investment
                           investment      Ratio of            income
                          income (loss)  expenses to          (loss) to          Portfolio
                           to average    average net           average           turnover
                           net assets       assets           net assets            rate
------------------------------------------------------------------------------------------
For the Seven-Month Period Ended August 31,
1999 - Class A Shares         (0.15)%c       2.41%c             (0.52)%c           63.24%d
1999 - Class B Shares         (0.71)c        2.91c              (1.08)c            63.24d
1999 - Class C Shares         (0.85)c        2.91c              (1.22)c            63.24d
1999 - Institutional
Shares                         0.50c         1.76c               0.13c             63.24d
1999 - Service Shares          0.12c         2.26c              (0.25)c            63.24d
------------------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares          0.80          2.53                0.36             153.67
1999 - Class B Shares          0.19          3.03               (0.25)            153.67
1999 - Class C Shares          0.28          3.03               (0.16)            153.67
1999 - Institutional
Shares                         1.59          1.79                1.15             153.67
1999 - Service Shares         (1.84)         2.29               (2.28)            153.67
------------------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares
(commenced December 15,
1997)                          0.55c         5.88c              (3.43)c             3.35d
1998 - Class B Shares
(commenced December 15,
1997)                          0.05c         6.39c              (3.93)c             3.35d
1998 - Class C Shares
(commenced December 15,
1997)                         (0.27)c        6.46c              (4.25)c             3.35d
1998 - Institutional
Shares (commenced Decem-
ber 15, 1997)                  0.80c         5.28c              (3.18)c             3.35d
1998 - Service Shares
(commenced December 15,
1997)                         (0.05)c        6.70c              (4.03)c             3.35d
------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 ASIA GROWTH FUND



                                                           Income from
                                                     investment operations/a/
                                                    -------------------------
                                          Net asset    Net
                                           value,   investment  Net realized
                                          beginning   income   and unrealized
                                          of period   (loss)    gain (loss)
-----------------------------------------------------------------------------
For the Seven-Month Period Ended August
 31,
1999 - Class A Shares                      $ 7.79     $(0.02)      $3.30
1999 - Class B Shares                        7.68      (0.04)       3.24
1999 - Class C Shares                        7.68      (0.04)       3.21
1999 - Institutional Shares                  7.91       0.01        3.36
-----------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                        8.38       0.07       (0.66)
1999 - Class B Shares                        8.31       0.01       (0.64)
1999 - Class C Shares                        8.29         --       (0.61)
1999 - Institutional Shares                  8.44       0.03       (0.56)
-----------------------------------------------------------------------------
1998 - Class A Shares                       16.31         --       (7.90)
1998 - Class B Shares                       16.24       0.01       (7.91)
1998 - Class C Shares (commenced August
 15, 1997)                                  15.73       0.01       (7.42)
1998 - Institutional Shares                 16.33       0.10       (7.96)
-----------------------------------------------------------------------------
1997 - Class A Shares                       16.49       0.06       (0.11)
1997 - Class B Shares (commenced May 1,
 1996)                                      17.31      (0.05)      (0.48)
1997 - Institutional Shares (commenced
 February 2, 1996)                          16.61       0.04       (0.11)
-----------------------------------------------------------------------------
1996 - Class A Shares                       13.31       0.17        3.44
-----------------------------------------------------------------------------
For the Period Ended January 31,
1995 - Class A Shares (commenced July 8,
 1994)                                      14.18       0.11       (0.89)
-----------------------------------------------------------------------------

                                                                      APPENDIX B




  Distributions to shareholders
  ---------------------------------
                                       Net
               In excess            increase                        Net assets
   From net      of net   From net (decrease)  Net asset              at end
  investment   investment realized   in net    value, end  Total    of period
    income       income    gains   asset value of period  return/b/ (in 000s)
------------------------------------------------------------------------------
    $   --       $   --    $   --    $ 3.28      $11.07    42.11%d   $ 84,269
        --           --        --      3.20       10.88    41.67d       7,258
        --           --        --      3.17       10.85    41.28d       2,281
        --        (0.04)       --      3.33       11.24    42.61d      12,363
------------------------------------------------------------------------------
        --           --        --     (0.59)       7.79    (7.04)      59,940
        --           --        --     (0.63)       7.68    (7.58)       4,190
        --           --        --     (0.61)       7.68    (7.36)         999
        --           --        --     (0.53)       7.91    (6.28)       4,200
------------------------------------------------------------------------------
        --        (0.03)       --     (7.93)       8.38   (48.49)      87,437
        --        (0.03)       --     (7.93)       8.31   (48.70)       3,359
        --        (0.03)       --     (7.44)       8.29   (47.17)d        436
     (0.03)          --        --     (7.89)       8.44   (48.19)         874
------------------------------------------------------------------------------
     (0.12)          --     (0.01)    (0.18)      16.31    (1.01)     263,014
     (0.51)       (0.03)       --     (1.07)      16.24    (6.02)d      3,354
     (0.11)       (0.06)    (0.04)    (0.28)      16.33    (1.09)d     13,322
------------------------------------------------------------------------------
     (0.12)       (0.14)    (0.17)     3.18       16.49    26.49      205,539
------------------------------------------------------------------------------
      0.01           --     (0.10)    (0.87)      13.31    (5.46)d    124,298
------------------------------------------------------------------------------

                                                      Ratios assuming
                                                    no voluntary waiver
                                                        of fees or
                                                    expense limitations
                                                   ---------------------
                                                               Ratio of
                                                                 net
                           Ratio of  Ratio of net             investment
                             net      investment    Ratio of    income
                           expenses  income (loss)  expenses  (loss) to   Portfolio
                          to average  to average   to average  average    turnover
                          net assets  net assets   net assets net assets    rate
-----------------------------------------------------------------------------------
For the Seven-Month
 Period Ended August 31,
1999 - Class A Shares        1.85%c      (0.38)%c     2.27%c    (0.80)%c    96.58%d
1999 - Class B Shares        2.35c       (0.90)c      2.77c     (1.32)c     96.58d
1999 - Class C Shares        2.35c       (0.89)c      2.77c     (1.31)c     96.58d
1999 - Institutional
 Shares                      1.20c        0.14c       1.62c     (0.28)c     96.58d
-----------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares        1.93         0.63        2.48       0.08      106.00
1999 - Class B Shares        2.45         0.10        2.97      (0.42)     106.00
1999 - Class C Shares        2.45         0.10        2.97      (0.42)     106.00
1999 - Institutional
 Shares                      1.16         1.10        1.68       0.58      106.00
-----------------------------------------------------------------------------------
1998 - Class A Shares        1.75         0.31        1.99       0.07      105.16
1998 - Class B Shares        2.30        (0.29)       2.50      (0.49)     105.16
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.35c       (0.26)c      2.55c     (0.46)c    105.16
1998 - Institutional
 Shares                      1.11         0.87        1.31       0.67      105.16
-----------------------------------------------------------------------------------
1997 - Class A Shares        1.67         0.20        1.87         --       48.40
1997 - Class B Shares
 (commenced May 1, 1996)     2.21c       (0.56)c      2.37c     (0.72)c     48.40
1997 - Institutional
 Shares (commenced
 February 2, 1996)           1.10c        0.54c       1.26c      0.38c      48.40
-----------------------------------------------------------------------------------
1996 - Class A Shares        1.77         1.05        2.02       0.80       88.80
-----------------------------------------------------------------------------------
For the Period Ended
 January 31,
1995 - Class A Shares
 (commenced July 8,
 1994)                       1.90c        1.83c       2.38c      1.35c      36.08d
-----------------------------------------------------------------------------------

                                                                      APPENDIX B

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares methodology.

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs CORE International Equity Fund
       4 Goldman Sachs International Equity Fund
       5 Goldman Sachs European Equity Fund
       6 Goldman Sachs Japanese Equity Fund
       8 Goldman Sachs International Small Cap Fund
       9 Goldman Sachs Emerging Markets Equity Fund
      11 Goldman Sachs Asia Growth Fund
  14 Other Investment Practices and Securities

  18 Principal Risks of the
     Funds
  21 Fund Performance
  26 Fund Fees and Expenses
  30 Service Providers
  40 Dividends
  41 Shareholder Guide
       41 How To Buy Shares
       44 How to Sell Shares
  48 Taxation
  50 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  68 Appendix B
     Financial Highlights

International Equity Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

            CORE SM is a service mark of Goldman, Sachs & Co.

EQINTLPROSVC

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                 SERVICE SHARES
                              INSTITUTIONAL SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                   GOLDMAN SACHS CORESM LARGE CAP VALUE FUND
                     GOLDMAN SACHS CORESM U.S. EQUITY FUND
                   GOLDMAN SACHS CORESM LARGE CAP GROWTH FUND
                   GOLDMAN SACHS CORESM SMALL CAP EQUITY FUND
                 GOLDMAN SACHS CORESM INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                      GOLDMAN SACHS STRATEGIC GROWTH FUND
                    GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

                        GOLDMAN SACHS MID CAP VALUE FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                       GOLDMAN SACHS LARGE CAP VALUE FUND
                       GOLDMAN SACHS EUROPEAN EQUITY FUND
                       GOLDMAN SACHS JAPANESE EQUITY FUND
                   GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND

                   (Equity Portfolios of Goldman Sachs Trust)

                                4900 Sears Tower
                         Chicago, Illinois  60606-6303

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs Asia Growth Fund dated November 30, 1999 (the "Prospectuses"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

     The audited financial statements and related report of Arthur Andersen LLP, independent public accountants, for each Fund contained in each Fund's 1999 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated by reference.

     CORE(SM) is a service mark of Goldman, Sachs & Co.

                                         TABLE OF CONTENTS               Page
                                                                         -----

INTRODUCTION...........................................................    B-5
INVESTMENT POLICIES....................................................    B-7
INVESTMENT RESTRICTIONS................................................   B-47
MANAGEMENT.............................................................   B-50
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................   B-74
NET ASSET VALUE........................................................   B-82
PERFORMANCE INFORMATION................................................   B-84
SHARES OF THE TRUST....................................................   B-95
TAXATION...............................................................  B-102
FINANCIAL STATEMENTS...................................................  B-110
OTHER INFORMATION......................................................  B-110
DISTRIBUTION AND SERVICE PLANS.........................................  B-111
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,
     PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS...................  B-122
SERVICE PLAN...........................................................  B-126
Appendix A (Description of Securities Ratings).........................    1-A
Appendix B (Business Principles of Goldman, Sachs & Co.)...............    1-B
Appendix C (Statement of Intention and Escrow Agreement)...............    1-C

          The date of this Additional Statement is November 30, 1999.

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs Capital Growth Fund

32 Old Slip
New York, New York 10005

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs CORE International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund

32 Old Slip
New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent 4900
Sears Tower Chicago,
Illinois 60606

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Growth Fund 133
Peterborough Court
London, England EC4A 2BB



                     Toll free (in U.S.) . . . 800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value Fund"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Strategic Growth Fund ("Strategic Growth Fund"), Goldman Sachs Growth Opportunities Fund ("Growth Opportunities Fund"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value Fund") (formerly known as "Mid Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Value Fund ("Small Cap Value Fund"), Goldman Sachs Large Cap Value Fund ("Large Cap Value Fund"), Goldman Sachs European Equity Fund ("European Equity Fund"), Goldman Sachs Japanese Equity Fund ("Japanese Equity Fund"), Goldman Sachs International Small Cap Fund ("International Small Cap Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (collectively referred to herein as the "Funds").

     The Funds, except the European Equity, Japanese Equity, International Small Cap, CORE Large Cap Value, CORE Large Cap Growth, CORE International Equity, Strategic Growth Fund, Growth Opportunities, CORE Small Cap Equity and Large Cap Value Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares:
Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are sometimes referred to collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds' investment objectives and policies. There is no assurance that a Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act").

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

General Information Regarding All Funds.
---------------------------------------

     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

     Value Style Funds. The Growth and Income Fund, Mid Cap Value Fund, Small Cap Value Fund, Large Cap Value Fund and a portion of the equity portion of Balanced Fund are managed using a value oriented approach. (The equity portion of the Balanced Fund utilizes a blend of value and growth investment styles. See "Growth Style Funds" below). The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

     Growth Style Funds. The Capital Growth, Strategic Growth and Growth Opportunities Funds and a portion of the equity portion of the Balanced Fund are managed using a growth equity oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the

Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

     Quantitative Style Funds. CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for CORE International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

     In building a diversified portfolio for each CORE Equity Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors);
(ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

     By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index and the CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund's effective equity exposure close to

100%. CORE Small Cap Equity and CORE International Equity Funds may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     Actively Managed International Funds. The International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

Additional Information About the Balanced Fund
----------------------------------------------

     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities.

     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

     Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM's approach to managing the fixed-income portion of the Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to other in their sector); and or (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least BBB or Baa by a nationally recognized statistical ratings organization ("NRSRO"). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     GSAM seeks to manage fixed-income portfolio risk in a number of ways.
These include diversifying the fixed-income portion of the Balanced Fund's portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed-income securities for the Fund's portfolio. GSAM's fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     Market Sector Selection. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     Issuer Selection. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by the Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers - those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the NRSROs upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

Additional Information About the International Equity Fund
----------------------------------------------------------

     The International Equity Fund will seek to achieve its investment objective by investing primarily in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia and Eastern Europe."

     A Rigorous Process of Stock Selection. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for the International Equity Fund's portfolio through a three-stage investment process. Because the International Equity Fund is a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Investment Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Investment Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAMI's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

Corporate Debt Obligations
--------------------------

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging

Markets Equity and Asia Growth Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

U.S. Government Securities
--------------------------

     Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations
----------------

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds
-----------------

     A Fund's investments in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts
------------------

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities
--------------------

     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations.

Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Mortgage-Backed Securities
--------------------------

     General Characteristics. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities
--------------------------------

     The Balanced Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's 15% limitation on investments in such securities.

Asset-Backed Securities
-----------------------

     Each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Loan Participations
-------------------

     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the Balanced Fund acts as co-lender in connection with a participation interest or when the Balanced Fund acquires certain participation interests, the Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Balanced Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund's investment objectives and policies.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the CORE Large Cap Value, CORE U.S. Equity, the CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.


     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other future transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986 as ammended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     Yield Curve Options. The Balanced Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of such Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts
-----------------------------

     Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights
----------------------------------

     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities
------------------

     Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25%, 25% and 25%, respectively, of their total assets in foreign securities. The CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Fund will invest primarily in foreign securities under normal circumstances. With respect to the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States.

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Balanced, Growth and Income, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, International Equity, Small Cap Value, Large Cap Value, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia and Eastern Europe," below.

     Investing in Emerging Countries, including Asia and Eastern Europe. CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value and Small Cap Value Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.

     Each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries is subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets. A Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Certain Funds may seek investment opportunities within former "east bloc" countries in Eastern Europe. See "Fund Investment Objectives and Strategies" in the prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitation set forth below. For example, most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Investing in Japan. The Japanese Equity Fund invests in the equity securities of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have since retreated sharply following the decline in asset prices. Japan's economic growth in the 1990's has been substantially below the levels of earlier decades. Its economy has drifted between modest growth and recession. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures. Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain. In calendar year 1998, Japan's gross national product contracted by 2.8%, its worse performance in the post-war period.

     In addition to the cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

     While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. With the pending formation of a three-party coalition government, the political environment appears to be in the process of stabilizing. However, should the political instability continue, efforts to establish effective economic and fiscal policies may be hampered. Future political developments may lead to changes in policy that might adversely affect the Funds' investments.

     Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition,the manufacturing industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The Japanese Yen has fluctuated widely over the last year. As of September 1999, the Yen had restrengthened. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

     Forward Foreign Currency Exchange Contracts. The Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies.

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. If this happens, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. Each Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may be used for either hedging or cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated With Options on Currency. An exchange-traded options position may be closed out only on an options exchange, which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
---------------------------------------------------------------------------
Swaps, Caps, Floors and Collars
-------------------------------

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment for the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

     The use of interest rate, mortgage, index, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

Convertible Securities
----------------------

     Each Fund may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities
--------------------

     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps
------------

     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make.
If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

Lending of Portfolio Securities
-------------------------------

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Advisers to be of good standing, and when, in the judgment of the Investment Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments
----------------------------------------------

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

     A Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies (including SPDRs and Webs) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements
---------------------

     Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. CORE International Equity, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The Investment Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

     A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Mortgage Dollar Rolls
---------------------

     When the Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

Portfolio Turnover
------------------

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectuses. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

          (1) Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

          (2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

          (4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) Issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act")

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                  MANAGEMENT

          The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

          Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.


Name, Age                            Positions                  Principal Occupation(s)
and Address                          with Trust                  During Past 5 Years
-----------                          ----------                -----------------------
Ashok N. Bakhru, 57                  Chairman             Chairman of the Board and Trustee -
P.O. Box 143                         & Trustee            Goldman Sachs Variable Insurance Trust
Lima, PA  19037                                           (registered investment company) (since
                                                          October 1997); President, ABN Associates
                                                          (July 1994-March 1996 and November 1998
                                                          to present); Executive Vice President -
                                                          Finance and Administration and Chief
                                                          Financial Officer, Coty Inc.
                                                          (manufacturer of fragrances and
                                                          cosmetics) (April 1996-November 1998);
                                                          Senior Vice President of Scott Paper
                                                          Company (until June 1994); Director of
                                                          Arkwright Mutual Insurance Company
                                                          (1994-Present); Trustee of International
                                                          House of Philadelphia (1989-Present);
                                                          Member of Cornell University Council
                                                          (1992-Present); Trustee of the Walnut
                                                          Street Theater (1992-Present); Director,
                                                          Private Equity Investors-III (since
                                                          November 1998); Trustee, Citizens
                                                          Scholarship Foundation of America (since
                                                          1998).


Name, Age                          Positions              Principal Occupation(s)
and Address                        with Trust              During Past 5 Years
-----------                        ----------             -----------------------
*David B. Ford, 53                 Trustee                Trustee- Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since October 1997); Director,
                                                          Commodities Corp. LLC (futures and
                                                          commodities traders) (since April 1997);
                                                          Managing Director, J. Aron & Company
                                                          (commodity dealer and risk management
                                                          adviser) (since November 1996); Managing
                                                          Director, Goldman Sachs & Co. Investment
                                                          Banking Division (since November 1996);
                                                          Chief Executive Officer and Director,
                                                          CIN Management (investment adviser)
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman Sachs Asset Management Division
                                                          (since November 1995); Co-Head and
                                                          Director, Goldman Sachs Funds Management
                                                          Inc. (since November 1995 and December
                                                          1994, respectively); Chairman and
                                                          Director, Goldman Sachs Asset Management
                                                          Japan Limited (since November 1994).


*Douglas C. Grip, 37               Trustee                Trustee and President - Goldman Sachs
One New York Plaza                 & President            Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since October
                                                          1997); Managing Director, Goldman Sachs
                                                          Asset Management Division (since
                                                          November 1997); President, Goldman Sachs
                                                          Fund Group (since April 1996);
                                                          President, MFS Retirement Services Inc.,
                                                          of Massachusetts Financial Services
                                                          (prior thereto).


Name, Age                          Positions              Principal Occupation(s)
and Address                        with Trust              During Past 5 Years
-----------                        ----------             -----------------------
*John P. McNulty, 47               Trustee                Trustee - Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since October 1997); Managing
                                                          Director, Goldman Sachs (since November
                                                          1996); General Partner, J. Aron &
                                                          Company (since November 1995); Director
                                                          and Co-Head, Goldman Sachs Funds
                                                          Management Inc. (since November 1995);
                                                          Director, Goldman Sachs Asset Management
                                                          International (since January 1996);
                                                          Co-Head, GSAM (November 1995 to
                                                          present); Director, Global Capital
                                                          Reinsurance (insurance) (since 1989);
                                                          Director, Commodities Corp. LLC (since
                                                          April 1997); Limited Partner of Goldman
                                                          Sachs (1994 - November 1995) and
                                                          Trustee, Trust for Credit Unions
                                                          (registered investment company) (since
                                                          January 1996).


Name, Age                          Positions              Principal Occupation(s)
and Address                        with Trust              During Past 5 Years
-----------                        ----------             -----------------------
Mary P. McPherson, 64              Trustee                Trustee - Goldman Sachs Variable
The Andrew W. Mellon Foundation                           Insurance Trust (registered investment
140 East 62nd Street                                      company) (since October 1997); Vice
New York, NY  10021                                       President and Senior Program Officer,
                                                          The Andrew W. Mellon Foundation
                                                          (provider of grants for conservation,
                                                          environmental and educational purposes)
                                                          (since October 1997); President of Bryn
                                                          Mawr College (1978-1997); Director,
                                                          Smith College (since 1998); Director,
                                                          Josiah Macy, Jr. Foundation (health
                                                          education programs) (since 1977);
                                                          Director of the Philadelphia
                                                          Contributionship (insurance) (since
                                                          1985); Director, Amherst College
                                                          (1986-1998); Director, Dayton Hudson
                                                          Corporation (general retailing
                                                          merchandising) (1988-1997); Director,
                                                          The Spenser Foundation (educational
                                                          research) (since 1993); and member of
                                                          PNC Advisory Board (banking) (since
                                                          1993).


*Alan A. Shuch, 50                 Trustee                Trustee - Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since October 1997); Limited
                                                          Partner, Goldman Sachs (since December
                                                          1994); Consultant to GSAM (since
                                                          December 1994); Director, Chief
                                                          Operating Officer and Vice President of
                                                          Goldman Sachs Funds Management Inc.
                                                          (from November 1993 - November 1994);
                                                          Chairman and Director, Goldman Sachs
                                                          Asset Management - Japan Limited
                                                          (November 1993 - November 1994);
                                                          Director, Goldman Sachs Asset Management
                                                          International (November 1993 - November
                                                          1994); General Partner, Goldman Sachs &
                                                          Co. Investment Banking Division
                                                          (December 1986 - November 1994).


Name, Age                           Positions             Principal Occupation(s)
and Address                        with Trust              During Past 5 Years
-----------                        ----------             -----------------------
Jackson W. Smart, Jr., 69          Trustee                Trustee - Goldman Sachs Variable
One Northfield Plaza, Suite 218                           Insurance Trust (registered investment
Northfield, IL  60093                                     company) (since October 1997); Chairman,
                                                          Executive Committee and Director, First
                                                          Commonwealth, Inc. (a managed dental
                                                          care company) (since January 1996);
                                                          Chairman and Chief Executive Officer,
                                                          MSP Communications Inc. (a company
                                                          engaged in radio broadcasting) (October
                                                          1988 - December 1997); Director, Federal
                                                          Express Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).


William H. Springer, 70            Trustee                Trustee - Goldman Sachs Variable
701 Morningside Drive                                     Insurance Trust (registered investment
Lake Forest, IL  60045                                    company) (since October 1997); Director,
                                                          The Walgreen Co. (a retail drug store
                                                          business) (since April 1988); Director
                                                          of Baker, Fentress & Co. (a closed-end,
                                                          non-diversified management investment
                                                          company) (April 1992 - present);
                                                          Chairman and Trustee, Northern
                                                          Institutional Funds (since April 1984).


Name, Age                           Positions             Principal Occupation(s)
and Address                         with Trust             During Past 5 Years
-----------                         ----------            -----------------------
Richard P. Strubel, 60              Trustee               Trustee - Goldman Sachs Variable
737 N. Michigan Ave., Suite 1405                          Insurance Trust (registered investment
Chicago, IL  60611                                        company) (since October 1997); Director,
                                                          Gildan Activewear Inc. (since February
                                                          1999); Director of Kaynar Technologies
                                                          Inc. (since March 1997); Managing
                                                          Director, Tandem Partners, Inc. (since
                                                          1990); President and Chief Executive
                                                          Officer, Microdot, Inc. (a diversified
                                                          manufacturer of fastening systems and
                                                          connectors) (January 1984 - October
                                                          1994); Trustee, Northern Institutional
                                                          Funds (since December 1982).


*Nancy L. Mucker, 50                 Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since 1997); Vice President,
                                                          Goldman Sachs (since April 1985);
                                                          Co-Manager of Shareholder Servicing of
                                                          Goldman Sachs Asset Management (since
                                                          November 1989).


*John M. Perlowski, 35               Treasurer            Treasurer - Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); Vice President,
                                                          Goldman Sachs (since July 1995); Banking
                                                          Director, Investors Bank and Trust
                                                          (November 1993 - July 1995).


*James A. Fitzpatrick, 39            Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since October 1997); Vice
                                                          President, Goldman Sachs (sine 1998);
                                                          Vice President of GSAM (since April
                                                          1997); Vice President and General
                                                          Manager, First Data Corporation -
                                                          Investor Services Group (1994 to 1997).


Name, Age                          Positions              Principal Occupation(s)
and Address                        with Trust              During Past 5 Years
-----------                        ----------             -----------------------
*Jesse Cole, 36                    Vice President         Vice President - Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since 1998); Vice President,
                                                          GSAM (June 1998 to Present); Vice
                                                          President, AIM Management Group, Inc.
                                                          (investment advisor) (April 1996-June
                                                          1998); Assistant Vice President, The
                                                          Northern Trust Company (June 1987-April
                                                          1996).


*Philip V. Giuca , Jr., 37         Assistant Treasurer    Assistant Treasurer - Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997); Vice
                                                          President, Goldman Sachs (May
                                                          1992-Present).



*Adrien Deberghes, 31              Assistant Treasurer    Assistant Treasurer - Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1999); Vice
                                                          President, Mutual Fund Administration,
                                                          GSAM (since 1998); Senior Associate,
                                                          GSAM (1997-1998).


*Michael J. Richman, 39            Secretary              Secretary - Goldman Sachs Variable
85 Broad Street                                           Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); General Counsel
                                                          of the Funds Group of GSAM (since
                                                          December 1997); Associate General
                                                          Counsel of GSAM (February 1994 -
                                                          December 1997); Counsel to the Funds
                                                          Group, GSAM (June 1992 to December
                                                          1997); Associate General Counsel,
                                                          Goldman Sachs (since December 1998);
                                                          Vice President of Goldman Sachs (since
                                                          June 1992); and Assistant General
                                                          Counsel of Goldman Sachs (June 1992 to
                                                          December 1998).


Name, Age                          Positions              Principal Occupation(s)
and Address                        with Trust              During Past 5 Years
-----------                        ----------             -----------------------
*Howard B. Surloff, 34             Assistant Secretary    Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Assistant General Counsel, GSAM and
                                                          Associate General Counsel to the Funds
                                                          Group (since December 1997); Assistant
                                                          General Counsel and Vice President,
                                                          Goldman Sachs (since November 1993 and
                                                          May 1994, respectively); Counsel to the
                                                          Funds Group, GSAM (November 1993 -
                                                          December 1997); Associate of Shereff,
                                                          Friedman, Hoffman & Goodman (October
                                                          1990 to November 1993).


*Valerie A. Zondorak, 34           Assistant Secretary    Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Assistant General Counsel, GSAM and
                                                          Assistant General Counsel to the Funds
                                                          Group (since December 1997); Vice
                                                          President and Counsel, Goldman Sachs
                                                          (since March 1997); Counsel to the Funds
                                                          Group, GSAM (March 1997 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (September 1990 to
                                                          February 1997).


*Deborah A. Farrell, 29            Assistant Secretary    Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997); Legal
                                                          Products Analyst, Goldman Sachs (since
                                                          December 1998); Legal Assistant, Goldman
                                                          Sachs (January 1996-December 1998);
                                                          Assistant Secretary to the Funds Group
                                                          (1996 to present); Executive Secretary,
                                                          Goldman Sachs (January 1994 - January
                                                          1996); Legal Secretary, Cleary,
                                                          Gottlieb, Steen and Hamilton (September
                                                          1990 to January 1994).


Name, Age                          Positions              Principal Occupation(s)
and Address                        with Trust              During Past 5 Years
-----------                        ----------             -----------------------
*Kaysie P. Uniacke, 38             Assistant Secretary    Assistant Secretary - Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Managing Director, GSAM (since 1997);
                                                          Vice President and Senior Portfolio
                                                          Manager, GSAM (1988 to 1997).


*Elizabeth D. Anderson, 30         Assistant Secretary    Assistant Secretary - Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Portfolio Manager, GSAM (since April
                                                          1996); Junior Portfolio Manager, GSAM
                                                          (1995 - April 1996); Funds Trading
                                                          Assistant, GSAM (1993 - 1995);
                                                          Compliance Analyst, Prudential Insurance
                                                          (1991 - 1993).


*Amy E. Belanger, 30               Assistant Secretary    Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1999);
                                                          Counsel, Goldman Sachs (since 1998);
                                                          Associate, Dechert Price & Rhoads
                                                          (September 1996-1998).




Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of October 31, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the period from February 1, 1999 to August 31, 1999:

                              Aggregate                                           Total Compensation from Goldman
                            Compensation       Pension or Retirement Benefits     Sachs Trust and the Goldman Sachs
Name of Trustee            from the Funds/2/ Accrued as Part of Funds' Expenses  fund complex (including the Funds)/3/
-------------------------  ---------------   ----------------------------------  -----------------------------------

Ashok N. Bakhru/1/                 $21,434                   $ -                                            $71,000
David B. Ford                            0                     -                                                  0
Douglas C. Grip                          0                     -                                                  0
John P. McNulty                          0                     -                                                  0
Mary P. McPherson                   16,151                     -                                             53,500
Alan A. Shuch                            0                     -                                                  0
Jackson W. Smart                    16,151                     -                                             53,500
William H. Springer                 16,151                     -                                             53,500
Richard P. Strubel                  16,151                     -                                             53,500

/1/ Includes compensation as Chairman of the Board of Trustees.

/2/ Reflects amount paid by the Funds during the period from February 1, 1999 to August 31, 1999.

/3/ The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consists of 45 mutual funds, including 17 equity funds, on August 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds as of August 31, 1999.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended January 31, 1999:

                            Aggregate                                           Total Compensation from Goldman
                          Compensation      Pension or Retirement Benefits     Sachs Trust and the Goldman Sachs
Name of Trustee         from the Funds/2/ Accrued as Part of Funds' Expenses  fund complex (including the Funds)/3/
---------------         ----------------  ----------------------------------  -------------------------------------


Ashok N. Bakhru/1/          $28,888                        $0                              $112,566
David B. Ford                     0                         0                                     0
Douglas C. Grip                   0                         0                                     0
John P. McNulty                   0                         0                                     0
Mary P. McPherson            21,848                         0                                86,375
Alan A. Shuch                     0                         0                                     0
Jackson W. Smart             20,201                         0                                86,375
William H. Springer          20,201                         0                                86,375
Richard P. Strubel           20,201                         0                                86,375



------------------------
/1/ Includes compensation as Chairman of the Board of Trustees.

/2/ Reflects amount paid by the Funds during the fiscal year ended January 31, 1999.
/3/ The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consists of 45 mutual funds, including 17 equity funds, on January 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds of January 31, 1999.

Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including rehired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.

Management Services
===================

     As stated in the Funds' Prospectus, GSFM, 32 Old Slip, New York, New
York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as Investment Adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as Investment Adviser to Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Mid Cap Value, Small Cap Value and Large Cap Value Funds. GSAMI, 133 Petersborough Court, London, England EC4A 2BB serves as Investment Adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. GSAMI is also an affiliate of Goldman Sachs. See "Service Providers" in the Funds' Prospectus for a description of the applicable Investment Adviser's duties to the Funds.

     The Goldman Sachs Group, L.P. which controls the Funds' Investment Advisers merged into the Goldman Sachs Group, Inc. as a result of an initial public offering.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.


     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately

2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Investment Advisers have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds), the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the management agreements are not impaired thereby. The Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, European Equity, Japanese Equity and International Small Cap Funds' Management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management Agreement on October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, July 22, 1998, April 23, 1998 and April 23, 1998, respectively. The CORE Small Cap Equity and CORE International Equity Funds' management agreements were initially approved by the

Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on April 23, 1997 and January 28, 1997, respectively. The Funds' management Agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 27, 1999. These arrangements were most recently approved by the shareholders of each Fund (other than Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Large Cap Value, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Small Cap and European Equity Funds) on April 21, 1997. The sole shareholder of the Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Small Cap and European Equity Funds approved these arrangements on October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, April 30,
1997, July 21, 1997, July 21, 1997, January 28, 1997, April 23, 1998, April 23,
1998 and July 22, 1998, respectively. Each Management Agreement will remain in effect until June 30, 2000 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

     Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers were voluntarily limiting their management fees for certain funds to the annual rates also listed below:


                                              Management    Management
                                               With Fee    Without Fee
Fund                                         Limitations   Limitations
-------------------------------------------  ------------  ------------

GSAM
Balanced Fund                                 0.65%         0.65%
Growth and Income Fund                        0.70%         0.70%
CORE Large Cap Value Fund                     0.60%         0.60%
CORE Large Cap Growth Fund                    0.60%         0.75%
CORE Small Cap Equity Fund                    0.85%         0.85%
Strategic Growth Fund                         1.00%         1.00%
Growth Opportunities Fund                     1.00%         1.00%
CORE International Equity Fund                0.85%         0.85%
Mid Cap Value Fund                            0.75%         0.75%
Small Cap Value Fund                          1.00%         1.00%
 Large Cap Value Fund                         0.75%         0.75%

GSFM
CORE U.S. Equity Fund                         0.70%         0.75%
Capital Growth Fund                           1.00%         1.00%

GSAMI
International Equity Fund                     1.00%         1.00%
European Equity                               1.00%         1.00%
Japanese Equity Fund                          1.00%         1.00%
International Small Cap Fund                  1.20%         1.20%
Emerging Markets Equity Fund                  1.20%         1.20%
Asia Growth Fund                              1.00%         1.00%

     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

     For the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997 the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows (with and without the fee limitations that were then in effect):

                                         Fiscal period ended             Fiscal year ended
                                         ===================             =================
                                             Augst 31,                      January 31,
                                            ==========                     ============
                                               1999                            1999
                                  =============================  ===============================
                                     With Fee    Without Fee         With Fee       Without Fee
                                   Limitations   Limitations        Limitations     Limitations
                                  =============  ==============  ---------------   -------------
Balanced Fund                         928,470        928,470       $ 1,609,311       $ 1,609,311
Growth and Income Fund              5,645,766      5,645,766        13,527,887        13,527,887
CORE Large Cap Value Fund/1/          869,263        869,263            12,245            12,245
CORE U.S. Equity Fund               4,865,259      5,212,778         5,691,415         6,647,941
CORE Large Cap Growth Fund/1/       2,640,795      3,300,994         1,658,095         2,072,619
CORE Small Cap Equity Fund/1/         689,175        689,175           730,302           769,013
CORE International Equity Fund/1/   1,938,801      1,938,801         1,810,772         1,890,475
Capital Growth Fund                15,000,472     15,000,472        17,460,353        17,460,353
Strategic Growth Fund/1/, /2/          29,606         29,606               N/A               N/A
Growth Opportunities Fund/1/, /2/      23,911         23,911               N/A               N/A
Mid Cap Value Fund                  1,332,432      1,332,432         2,953,154         2,953,154
International Equity Fund           6,475,659      6,475,659         9,243,090         9,814,989
Small Cap Value Fund                1,733,424      1,733,424         4,417,249         4,417,249
Large Cap Value/1/, /3/                    NA             NA               N/A               N/A
European Equity Fund/1/               451,498        451,498           171,505           171,505
Japanese Equity Fund/1/               226,009        226,009           118,094           122,901
International Small Cap Fund/1/       598,694        598,694           280,977           287,765
Emerging Market Equity Fund/1/      1,148,664      1,148,664         1,454,673         1,519,721
Asia Growth Fund                      501,770        501,770           736,821           808,815

                                      Fiscal year ended        Fiscal year ended
                                      ================         =================
                                         January 31,              January 31,
                                         ===========              ===========
                                            1998                     1997
                                  ========================= ========================
                                   With Fee    Without Fee   With Fee    Without Fee
                                  Limitations  Limitations  Limitations  Limitations
                                  -----------  -----------  -----------  -----------
Balanced Fund                     $   870,444  $   870,844  $  402,183   $  402,183
Growth and Income Fund              7,740,380    7,740,380   3,541,318    3,541,318
CORE Large Cap Value Fund/1/              N/A          N/A         N/A          N/A
CORE U.S. Equity Fund               3,087,383    3,924,639   1,667,381    2,119,552
CORE Large Cap Growth Fund/1/         182,628      228,283         N/A          N/A
CORE Small Cap Equity Fund/1/          65,418       74,140         N/A          N/A
CORE International Equity Fund/1/      51,031       57,835         N/A          N/A
Capital Growth Fund                10,913,224   10,913,224   8,697,265    8,697,265
Strategic Growth Fund/1/, /2/             N/A          N/A         N/A          N/A
Growth Opportunities Fund/1/, /2/         N/A          N/A         N/A          N/A
Mid Cap Value Fund                  1,653,946    1,653,946     964,945      964,945
International Equity Fund           6,772,826    7,525,362   4,124,076    4,638,203
Small Cap Value Fund                3,206,411    3,206,411   2,130,703    2,130,703
Large Cap Value/1/, /3/                   N/A          N/A         N/A          N/A
European Equity Fund/1/                   N/A          N/A         N/A          N/A
Japanese Equity Fund/1/                   N/A          N/A         N/A          N/A
International Small Cap Fund/1/           N/A          N/A         N/A          N/A
Emerging Market Equity Fund/1/         31,937       34,840         N/A          N/A
Asia Growth Fund                    1,874,193    2,179,299   2,221,857    2,583,555


/1/ The CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunity, Large Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999, November 30, 1999, October 1,
1998, May 1, 1998, May 1, 1998 and December 15, 1997, respectively.

/2/ During the fiscal years ended January 31, 1999, 1998 and 1997, no Shares of the Strategic Growth, Growth Opportunities and Large Cap Value Funds had been offered.

/3/ During the fiscal years ended August 31, 1999, no Shares of the Large Cap Value Funds had been offered.

     Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman

Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
==============================

     Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

    Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

                                     Fiscal period ended    Fiscal year ended    Fiscal year ended    Fiscal year ended
                                    =====================  ===================  ===================  ===================
                                         August 31,            January 31,          January 31,          January 31,
                                         ==========            ===========          ===========          ===========
                                            1999                  1999                 1998                 1997
                                            ====                  ====                 ====                 ====
Balanced Fund/1/                                   45,772           $  328,147           $  387,000           $   94,000
Growth and Income Fund/1/                         161,907            1,625,895            2,405,000              555,000
CORE Large Cap Value Fund/2/                       47,033                1,035                  N/A                  N/A
CORE U.S. Equity Fund/1/                          247,772              516,723              566,000              380,000
CORE Large Cap Growth Fund/3/                     209,999              360,931              129,000                  N/A
CORE Small Cap Equity Fund/4/                      25,650              120,911               49,000                  N/A
CORE International Equity Fund/4/                  20,943               93,771               24,000                  N/A
Capital Growth Fund/1/                            964,994            1,625,245              743,000              323,000
Strategic Growth Fund/5/                           67,647                  N/A                  N/A                  N/A
Growth Opportunities Fund/5/                       88,874                  N/A                  N/A                  N/A
Mid Cap Value Fund/4/                              24,203              403,632              704,000                  N/A
International Equity Fund/1/                      818,240            1,226,623            1,091,000            1,563,000
Small Cap Value Fund/1/                            58,547              595,864              662,000              219,000
Large Cap Value Fund/6/                                NA                  N/A                  N/A                  N/A
European Equity Fund/7/                           217,889              433,970                  N/A                  N/A
Japanese Equity Fund/7/                            13,174                5,020                  N/A                  N/A
International Small Cap Fund/7/                   507,718              267,136                  N/A                  N/A
Emerging Market Equity Fund/8/                     67,356              495,353              107,000                  N/A
Asia Growth Fund/1/                               106,223              133,988              414,000            1,397,000

--------------------------------------------------------------------------------

/1/ Prior to August 15, 1997, The Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value and Asia Growth Funds had not sold Class C Shares.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.


/3/ Prior to May 1, 1997 and August 15, 1997, the CORE Large Cap Growth Fund had not sold Class B and Class C Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.


/5/ The Strategic Growth and Growth Opportunities Fund commenced operations on May 24, 1999.

/6/ During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997, no shares of the Large Cap Value Fund were offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity, Japanese Equity and International Small Cap Funds had not sold Class A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

        Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an ongoing basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund's Class A, Class B and Class C Shares.

        As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997 from each Fund then in existence as follows under the fee schedules then in effect:

                                      Class A, B and C                Class A, B and C                  Class A and B
                                      ================                ================                  =============
                                    fiscal period ended               Fiscal year ended               Fiscal year ended
                                    ===================               =================               =================
                                         August 31,                      January 31,                     January 31,
                                         ==========                      ===========                     ===========
                                            1999                  1999                1998                   1997
                                            ====                  ====                ====                   ====
Balanced Fund/1/                          265,040          $  415,314           $  240,869                $148,576
Growth and Income Fund/1/               1,472,797           2,847,724            1,545,495                 870,527
CORE Large Cap Value Fund/2/               79,434                 478                  N/A                     N/A
CORE U.S. Equity Fund/1/                  937,880           1,026,711              483,534                 319,246
CORE Large Cap Growth Fund/3/             507,346             297,884              107,944                     N/A
CORE Small Cap Equity Fund/4/              85,644             169,333               62,625                     N/A
CORE International Equity Fund/4/         135,685             107,285               36,474                     N/A
Capital Growth Fund/1/                  2,686,092           2,429,326              992,678                 908,310
Strategic Growth Fund/5/                    2,713                 N/A                  N/A                     N/A
Growth Opportunities Fund/5/                1,832                 N/A                  N/A                     N/A
MidCap Value Fund/4/                      120,585             227,387              142,558                     N/A
International Equity Fund/1/            1,081,759           1,276,567              860,719                 586,243
Small Cap Value Fund/1/                   308,496             686,997              595,479                 511,883
Large Cap Value Fund/6/                        NA                 N/A                  N/A                     N/A
European Equity/7/                         74,588              25,506                  N/A                     N/A
Japanese Equity Fund/7/                    25,658              23,737                  N/A                     N/A
International Small Cap Fund/7/            44,408              39,575                  N/A                     N/A
Emerging Markets Equity Fund               68,673             131,048                1,907                     N/A
Asia Growth Fund/8/                        87,224             260,032              370,233                 385,114

-------------------------------------------------

/1/ Prior to May 1, 1996 and August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value, and Asia Growth Funds had not sold Class B and Class C Shares, respectively.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997and August 15, 1997, the CORE Large Cap Growth Fund had not sold Class B, Class C, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B, Class C Shares.


/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on May 24, 1999.

/6/ The Large Cap Value Fund commenced operation on November 30, 1999.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998 the European Equity, Japanese Equity and International, Small Cap Funds had not sold Class A, Class B, or Class C shares.

/8/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B, Class C Institutional or Service Shares.


                                                              Institutional Shares
                                                     =====================================
                                      Fiscal period  Fiscal year  Fiscal year  Fiscal year
                                      =============  ===========  ===========  ===========
                                          ended         ended        ended        ended
                                      =============  ===========  ===========  ===========
                                       August 31,    January 31,  January 31,  January 31,
                                      =============  ===========  ===========  ===========
                                          1999          1999         1998         1997
                                      =============  ===========  ===========  ===========
Balanced Fund/1/                               1303     $ 10,146      $   N/A      $   N/A
Growth and Income Fund                         9957       65,822        2,593           15
CORE Large Cap Value Fund/2/                  41227          716          N/A          N/A
CORE U.S. Equity Fund/1/                      77800       47,585            0          N/A
CORE Large Cap Growth Fund/3/                 68733       95,848           49          N/A
CORE Small Cap Equity Fund/4/                 14387       99,495            0          N/A
CORE International Equity Fund/4/             62671      181,201            0          N/A
Capital Growth Fund/1/                        33191        7,002          683          N/A
Strategic Growth Fund/5/                        613          N/A          N/A          N/A
Growth Opportunities Fund/5/                    571          N/A          N/A          N/A
Mid Cap Value Fund/4/                         45624      189,538       74,315       51,464
International Equity Fund/1/                  30437       15,221            0          N/A
Small Cap Value Fund/1/                        4353        6,745        2,674          N/A
Large Cap Value Fund/6/                          NA          N/A          N/A          N/A
European Equity                                2357        1,490          N/A          N/A
Japanese Equity Fund                           3738       33,786          N/A          N/A
International Small Cap Fund                 10,606       40,115          N/A          N/A
Emerging Markets Equity Fund/7/               23830       32,313          617          N/A
Asia Growth Fund/1/                            1708          406            0          N/A

                                                         Service Shares
                                     ====================================================
                                     Fiscal period  Fiscal year  Fiscal year  Fiscal year
                                     =============  ===========  ===========  ===========
                                         Ended         ended        ended        ended
                                     =============  ===========  ===========  ===========
                                      August 31,    January 31,  January 31,  January 31,
                                     =============  ===========  ===========  ===========
                                         1999          1999         1998         1997
                                     =============  ===========  ===========  ===========
Balanced Fund/1/                                36       $  246       $  N/A       $  N/A
Growth and Income Fund                        2595        4,575        5,033          488
CORE Large Cap Value Fund/2/                     1            0          N/A          N/A
CORE U.S. Equity Fund/1/                      2767        1,735            0          N/A
CORE Large Cap Growth Fund/3/                  511          490           21          N/A
CORE Small Cap Equity Fund/4/                    4           31            0          N/A
CORE International Equity
Fund/4/                                          2            8            0          N/A
Capital Growth Fund/1/                        1335          612            0          N/A
Strategic Growth Fund/5/                         0  N/A                  N/A          N/A
Growth Opportunities Fund/5/                     0  N/A                  N/A          N/A
Mid Cap Value Fund/4/                           53           60            1          N/A
International Equity Fund/1/                   851          596            0          N/A
Small Cap Value Fund/1/                         38           47            0          N/A
Large Cap Value Fund                            NA          N/A          N/A          N/A
European Equity/6/                               0            0          N/A          N/A
Japanese Equity Fund/6/                          0            5          N/A          N/A
International Small Cap Fund/6/                  1            4          N/A          N/A
Emerging Markets Equity Fund/7/                  1           44            0          N/A
Asia Growth Fund/1/                              0          N/A            0          N/A

  ___________________________

  /1/ Prior to August 15, 1997, the Balanced Fund had not sold Institutional Shares or Service Shares; prior to June 3, 1996 and March 6, 1996, Growth and Income Fund had not sold Institutional and Service Shares, respectively; prior to June 7, 1996 CORE U.S. Equity Fund had not sold Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares; prior to February 7, 1996 and March 6, 1996, International Equity Fund and had not sold Institutional or Service Shares prior to February 2, 1996 Asia Growth Fund had not sold Institutional Shares; Asia Growth Fund had not sold Service Shares as of November 30, 1999.

  /2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

  /3/ Prior to May 1, 1997 and May 1, 1997 CORE Large Cap Growth Fund had not sold Class A, Class B, Class C, Institutional or Service Shares, respectively.

  /4/ Prior to August 15, 1997,the CORE Small Cap Equity and the CORE International Equity Funds had not sold Class A, Class B, Class C, Institutional or Service Shares. Mid Cap Value Fund had not sold Service Shares prior to July 18, 1997.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on November 30, 1999.

/7/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Institutional or Service Shares.

      The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


Expenses
========

      The Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees paid to Service Organizations, the fees and expenses of the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

      The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of it fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

      The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and service fees, transfer agency fees, service share fees, taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                        Other
                                                       Expenses
                                                       ---------
Balanced Fund                                          0.01%
Growth and Income Fund                                 0.05%
CORE Large Cap Value Fund                              0.00%
CORE U.S. Equity Fund                                  0.00%
CORE Large Cap Growth Fund                             0.00%
CORE Small Cap Equity Fund                             0.04%
CORE International Equity Fund                         0.12%
Capital Growth Fund                                    0.00%
Strategic Growth Fund                                  0.00%
Growth Opportunities Fund                              0.00%
Mid Cap Value Fund                                     0.10%
Small Cap Value Fund                                   0.06%
Large Cap Value Fund                                   0.00%
International Equity Fund                              0.10%
European Equity Fund                                   0.10%
Japanese Equity Fund                                   0.01%
International Small Cap Fund                           0.16%
Emerging Markets Equity Fund                           0.15%
Asia Growth Fund                                       0.16%

      Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

      Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Investment Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

                                 REINBURSEMENT

     For the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997, the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

                                    Fiscal period ended    Fiscal year ended     Fiscal year ended    Fiscal year ended
                                    ===================    =================     =================    =================
                                        August 31,            January 31,           January 31,          January 31,
                                        ==========            ===========           ===========          ===========
                                           1999                   1999                 1998                  1997
                                           ====                   ====                 ====                  ====

Balanced Fund/1/                         307,789            $  481,945             $420,659              $319,552
Growth and Income Fund/1/                599,598             1,033,046                    0                     0
CORE Large Cap Value Fund/2/             239,291               137,173                  N/A                   N/A
CORE U.S. Equity Fund                    340,568               534,447               63,253               104,833
CORE Large Cap Growth Fund/3/            323,807               483,322              332,713                   N/A
CORE Small Cap Equity Fund/4/            275,311               415,298              202,498                   N/A
CORE International Equity Fund/4/        223,253               806,303              206,055                   N/A
Capital Growth Fund/1/                   457,262               933,189                    0                   N/A
Strategic Growth Fund/5/                 303,839                   N/A                  N/A                   N/A
Growth Opportunities Fund/5/             303,862                   N/A                  N/A                   N/A
Mid Cap Value Fund/4/                    134,639               459,373              264,378                72,441
International Equity Fund                311,046             1,803,009                    0               144,265
Small Cap Value Fund/1/                  191,783               556,422                    0                   N/A
Large Cap Value Fund/6/                       NA                   N/A                  N/A                   N/A
European Equity Fund/7/                  227,469               190,277                  N/A                   N/A
Japanese Equity Fund/7/                  208,419               263,545                  N/A                   N/A
International Small Cap Fund/7/          183,234               361,922                  N/A                   N/A
Emerging Markets Equity Fund/8/          355,841               696,214              112,725                   N/A
Asia Growth Fund/1/                      211,592               519,489              125,828                50,407

________________________________

/1/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had not sold Class B and Class C Shares respectively. Prior to August 15, 1997, Balanced Fund had not sold Institutional Shares or Service Shares; prior to June 3, 1996 and March 6, 1996, Growth and Income Fund had not sold Institutional and Service Shares, respectively; prior to June 7, 1996 CORE U.S. Equity Fund had not sold Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares; prior to February 7, 1996 and March 6, 1996, International Equity Fund had and sold Institutional Shares and prior to February 2, 1996, Asia Growth Fund had not sold Institutional Shares and Service Shares, respectively. As of November 30, 1999 Asia Growth Fund had not sold Service Shares.

/2/ CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997 and August 15, 1997, the CORE Large Cap Growth Fund had not sold Class B, Class C or Service Shares, respectively.

/4/ Prior to August 15, 1997,the CORE Small Cap Equity and CORE International Equity Funds had not sold Class A, Class B, Class C, Institutional or Service Shares. The Mid Cap Value Fund had not sold Class A, Class B or Class C Shares prior to August 5, 1997 or Service Shares prior to July 18, 1997.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on November 30, 1999.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity, Japanese Equity and International Small Cap Funds had not sold Class A, Class B or Class C, Institutional or Service Shares

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B, Class C, Institutional or Service Shares.



Custodian and Sub-Custodians
============================

      State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
==============================

      Pricewaterhouse Coopers, independent public accountants, 160 Federal Street, Boston, MA 02110, have been selected as auditors of the Funds of the Trust. In addition to audit services, Pricewaterhouse Coopers prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust.

      In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

      Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

      Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997, each Fund in existence paid brokerage commissions as follows:

                                                                  Total            Total          Brokerage
                                                                Brokerage        Amount of       Commissions
                                                   Total       Commissions      Transaction         Paid
                                                 Brokerage       Paid to         on which        to Brokers
                                                Commissions    Affiliated       Commissions       Providing
                                                   Paid          Persons           Paid           Research
                                                   ====          =======           ====           ========
Fiscal Year Period August 31, 1999:

Balanced Fund                                  $  199,123  $   18,798 (9%)   $   137,175,861 (4)     N/A
Growth and Income Fund                          2,361,135     139,095 (6)      1,954,788,960 (4)  85,582,371
CORE Large Cap Value Fund                         240,567       1,839 (0)        332,291,465 (0)     N/A
CORE U.S. Equity Fund                             481,746       5,296 (1)        731,549,511 (0)     N/A
CORE Large Cap Growth Fund                        225,700       4,909 (2)        400,102,053 (8)     N/A
CORE Small Cap Equity Fund                         83,581         693 (1)         60,482,834 (3)     N/A
CORE International Equity Fund                    601,449           - (0)        974,940,454 (0)     N/A
Capital Growth Fund                             1,000,740      31,968 (3)      1,076,147,992 (5)  51,571,233
Strategic Growth Fund/3/                           23,988           - (0)         21,715,180 (0)     N/A
Growth Opportunity Fund/3/                         26,193           - (0)         18,065,858 (0)     N/A
Mid Cap Value Fund                                691,991      34,185 (5)        408,033,649 (3)  12,802,584
International Equity Fund                       1,415,066           - (0)      1,466,285,559 (0)     N/A
European Equity Fund                              157,143           - (0)        386,316,045 (0)     N/A
Small Cap Value Fund                              626,104      33,536 (5)        311,817,920 (3)   8,675,529
Large Cap Value Fund/3/                                 -           - (N/A)               -          N/A
Japanese Equity Fund                               83,541       3,043 (4)        193,418,571 (5)     N/A
International Small Cap Fund                      184,208           - (0)        156,758,635 (0)     N/A
Emerging Markets Equity Fund                      537,548      29,251 (5)        208,383,598 (4)     N/A
Asia Growth Fund                                  489,354      35,497 (7)        184,149,170 (6)     N/A

----------------------------

/1/  Percentage of total commissions paid.

/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

/3/  Not operational.

                                                              Total                  Total          Brokerage
                                                            Brokerage              Amount of       Commissions
                                                Total      Commissions            Transaction         Paid
                                              Brokerage      Paid to               on which        to Brokers
                                             Commissions    Affiliated            Commissions       Providing
                                                Paid         Persons                 Paid           Research
                                                ====         =======                 ====           ========
Fiscal Year Ended January 31, 1999:
Balanced Fund                                 $  278,343  $  24,859(9%)/1/    $  699,638,329(3%)/2/    N/A
Growth and Income Fund                         3,210,832   315,934(10%)/1/     4,646,698,452(7%)/2/    N/A
CORE Large Cap Value Fund                         25,776        130(1%)/1/        60,101,321(0%)/2/    N/A
CORE U.S. Equity Fund                            339,110   250,313(74%)/1/     1,258,046,574(0%)/2/    N/A
CORE Large Cap Growth Fund                       230,692    50,914(22%)/1/      698,188,311(10%)/2/    N/A
CORE Small Cap Equity Fund                       167,436    34,173(20%)/1/      211,969,412(27%)/2/    N/A
CORE International Equity Fund                   583,909          0(0%)/1/       908,196,568(0%)/2/    N/A
Capital Growth Fund                            1,022,092          0(0%)/1/     1,454,154,897(0%)/2/    N/A
Strategic Growth Fund/3/                             N/A               N/A                      N/A    N/A
Growth Opportunities Fund/3/                         N/A               N/A                      N/A    N/A
Mid Cap Value Fund                               577,025     49,450(9%)/1/       649,019,064(7%)/2/    N/A
International Equity Fund                      1,148,992          0(0%)/1/     1,608,739,812(0%)/2/    N/A
Small Cap Value Fund                             759,195     14,218(2%)/1/       716,225,444(2%)/2/    N/A
Large Cap Value Fund/3/                              N/A               N/A                      N/A    N/A
European Equity Fund                             139,120          0(0%)/1/        72,621,844(0%)/2/    N/A
Japanese Equity Fund                              33,379        437(1%)/1/        34,360,336(6%)/2/    N/A
International Small Cap Fund                      89,276          0(0%)/1/        86,891,167(0%)/2/    N/A
Emerging Markets Equity Fund                     590,262     51,073(9%)/1/       472,328,927(3%)/2/    N/A
Asia Growth Fund                                 320,855     19,653(6%)/1/       148,887,187(6%)/2/    N/A

----------------------------
/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  Not operational.

                                                              Total               Total          Brokerage
                                                            Brokerage           Amount of       Commissions
                                                Total      Commissions         Transaction         Paid
                                              Brokerage      Paid to            on which        to Brokers
                                             Commissions    Affiliated         Commissions       Providing
                                                Paid         Persons              Paid           Research
                                                ====         =======              ====           ========
Fiscal Year Ended January 31, 1998:
Balanced Fund                                 $  111,054  $ 13,185(12%)/1/ $2,731,475,157(1%)/2/    N/A
Growth and Income Fund                         1,550,312   190,001(12%)/1/  9,046,102,538(3%)/2/    N/A
CORE Large Cap Value Fund/3/                         N/A               N/A                   N/A    N/A
CORE U.S. Equity Fund                            944,895         0 (0%)/1/  1,996,000,522(0%)/2/    N/A
CORE Large Cap Growth Fund                        54,360       288 (1%)/1/    200,813,608(0%)/2/    N/A
CORE Small Cap Equity Fund                        59,517         0 (0%)/1/    159,674,227(0%)/2/    N/A
CORE International Equity Fund                    43,120         0 (0%)/1/    142,395,942(0%)/2/    N/A
Capital Growth Fund                              514,890    37,947 (7%)/1/  2,748,868,081(5%)/2/    N/A
Strategic Growth Fund/3/                             N/A               N/A                   N/A    N/A
Growth Opportunities Fund/3/                         N/A               N/A                   N/A    N/A
Mid Cap Value Fund                               480,808    76,398(15%)/1/  2,584,258,044(2%)/2/    N/A
International Equity Fund                        506,607         0 (0%)/1/  3,898,716,988(0%)/2/    N/A
Small Cap Value Fund                             646,533    82,143(13%)/1/  5,686,763,232(1%)/2/    N/A
Large Cap Value Fund/3/                              N/A               N/A                   N/A    N/A
European Equity Fund                                 N/A               N/A                   N/A    N/A
Japanese Equity Fund/3/                              N/A               N/A                   N/A    N/A
International Small Cap Fund/3/                      N/A               N/A                   N/A    N/A
Emerging Markets Equity Fund                      59,999     6,230(10%)/1/    236,915,108(1%)/2/    N/A
Asia Growth Fund                                 814,656     2,885 (0%)/1/  2,160,632,195(1%)/2/    N/A

----------------------------
/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  Not operational.

For the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997, each Fund in existence paid brokerage commissions as follows:

                                                                Total                Total              Brokerage
                                                              Brokerage            Amount of           Commissions
                                                 Total       Commissions          Transaction             Paid
                                               Brokerage       Paid to             on which            to Brokers
                                              Commissions     Affiliated          Commissions           Providing
                                                 Paid          Persons               Paid               Research
                                                 ====          =======               ====               ========
Fiscal Year Ended January 31, 1997:
Balanced Fund                                  $   62,072  $    5,112 (8%)/1/$     1,057,742(15%)/2/          0
Growth and Income Fund                            779,396      77,587(10%)/1/     13,310,208 (9%)/2/          0
CORE Large Cap Value Fund                             N/A                 N/A                    N/A        N/A
CORE U.S. Equity Fund                             279,620            0(0%)/1/      6,706,824 (0%)/2/          0
CORE Large Cap Growth Fund                            N/A                 N/A                    N/A        N/A
CORE Small Cap Equity Fund                            N/A                 N/A                    N/A        N/A
CORE International Equity Fund                        N/A                 N/A                    N/A        N/A
Capital Growth Fund                             1,460,140     304,052(21%)/1/     29,920,578 (1%)/2/     42,039
Strategic Growth Fund/3/                              N/A                 N/A                    N/A        N/A
Growth Opportunity Fund/3/                            N/A                 N/A                    N/A        N/A
Mid Cap Value Fund                                364,294      22,134 (6%)/1/      6,655,100 (7%)/2/          0
International Equity Fund                       1,529,436                0(0%)    48,059,958 (0%)/2/          0
European Equity Fund                                  N/A                 N/A                    N/A        N/A
Small Cap Value Fund                              758,205      36,087 (5%)/1/     16,439,842 (1%)/2/          0
Large Cap Value Fund/3/                               N/A                 N/A                    N/A        N/A
Japanese Equity Fund                                  N/A                 N/A                    N/A        N/A
International Small Cap Fund                          N/A                 N/A                    N/A        N/A
Emerging Markets Equity Fund                          N/A                 N/A                    N/A        N/A
Asia Growth Fund                                1,554,313      50,624 (3%)/1/    102,609,295 (4%)/2/          0

__________________
/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  Not operational.

During the fiscal year ended January 31, 1999, the Funds acquired and sold securities of their regular broker-dealers. As of August 31, 1999, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                    Broker/Dealer                 Amount
----                    -------------                 ------

Balanced Fund           Citigroup                     $ 2,337
                        State Street                  $   969
                        Morgan Stanley                $   318
                        Merrill Lynch                 $ 1,930
                        Bear Stearns Companies, Inc.  $ 1,786
                        Deutsch Bank                  $ 5,595
                        Lehman Brothers               $ 1,786

Growth and Income       Deutsch Bank                  $27,416
  Fund                  Bear Stearns                    8,169
                        Lehman Brothers                 8,169
                        Citigroup                       5,446

CORE Large Cap Value    Citigroup                     $ 6,310
  Fund                  Lehman Brothers                    77
                        Deutsch Bank                      259
                        Morgan Stanley Dean Witter      1,639

CORE U.S. Equity        Morgan Stanley Dean Witter     $6,959
 Fund                   Citigroup                       1,757

CORE Large Cap          Lehman Brothers               $ 1,312
 Growth Fund            Deutsch Bank                    4,407
                        Citigroup                         875
                        Bear Stearns Companies, Inc.    1,312

CORE Small Cap          Citigroup                          71
 Equity Fund            Bear Stearns Companies, Inc.      106
                        Deutsch Bank                      356
                        Lehman Brothers                   106

CORE International      N/A                               N/A
 Equity Fund

Capital Growth Fund     Citigroup                     $37,001
                        Bear Stearns Companies, Inc.    7,223
                        State Street                   39,416
                        Deutsch Bank                   24,240
                        Lehman Brothers                 7,223

Strategic Growth        Bear Stearns                      174
 Fund                   Deutsch Bank                      583
                        Citigroup                         216
                        State Street                      353
                        Lehman Brothers                   174

Growth Opportunities    Citigroup                     $    39
 Fund                   State Street                       78
                        Bear Stearns                       58
                        Deutsch Bank                      194

Mid Cap Value Fund      Deutsch Bank                  $ 4,310
                        Bear Stearns Companies, Inc.    1,284
                        Lehman Brothers                 1,284
                        Citigroup                         856

International           State Street                  $45,418
 Equity Fund

Small Cap Value         Salomon Brothers                 $451
 Fund                   Bear Stearns Companies, Inc.      676
                        Deutsch Bank                    2,268
                        Lehman Brothers                   676

Large Cap Value         N/A                               N/A
 Fund

European Equity         State Street Bank              $5,034
 Fund

Japanese Equity         State Street Bank             $ 2,785
  Fund

International Small     State Street Bank             $17,603
  Cap Fund

Emerging Markets        State Street Bank              $9,664
 Equity Fund

Asia Growth Fund        State Street Bank              $2,595

As of January 31, 1999, the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):


Fund                        Broker/Dealer                       Amount
----                        -------------                       ------
Balanced Fund               Chase Manhattan Corp.               $3,487
                            Merrill Lynch                        2,060
                            Morgan Stanley                         418
                            ABN-AMRO                         4,993,000
                            Bear Stearns Companies, Inc.     1,427,000

Growth and Income           Chase Manhattan Corp.              $15,734
 Fund                       ABN-AMRO                             8,017
                            Bear Stearns                         2,291
                            CS First Boston                      3,330

CORE Large Cap Value        Chase Manhattan Corp.               $1,769
 Fund                       Bear Stearns Companies, Inc.           123
                            Lehman Brothers                        170
                            Merrill Lynch                          198
                            Morgan Stanley Dean Witter             564

CORE U.S. Equity            Chase Manhattan Corp.               $4,762
 Fund                       Merrill Lynch                       14,372
                            Morgan Stanley Dean Witter          13,586
                            ABN-AMRO                            10,302
                            Bear Stearns Companies, Inc.        13,120
                            CS First Boston                      4,280
                            Donaldson, Lufkin & Jenrette        $6,776

CORE Large Cap              Lehman Brothers                     $4,736
 Fund Growth                Merrill Lynch                        2,402
                            Morgan Stanley Dean Witter           5,686
                            ABN-AMRO                             7,419
                            Bear Stearns Companies, Inc.         5,849
                            CS First Boston                      3,082
                            Donaldson, Lufkin & Jenrette         1,646

CORE Small Cap              ABN-AMRO                            $1,231
 Equity Fund                Bear Stearns Companies, Inc.           352
                            CS First Boston                        511

CORE International          N/A                                    N/A
 Equity Fund

Capital Growth Fund         ABN-AMRO                           $15,155
                            Bear Stearns Companies, Inc.         4,330
                            CS First Boston                      6,296

Strategic Growth            N/A                                    N/A
 Fund

Growth Opportunities        N/A                                    N/A
 Fund

Mid Cap Value Fund          ABN-AMRO                           $10,478
                            Bear Stearns Companies, Inc.         2,994
                            CS First Boston                      4,353

International               N/A                                    N/A
 Equity Fund

Small Cap Value             ABN-AMRO                            $6,927
 Fund                       Bear Stearns Companies, Inc.         1,979
                            CS First Boston                      2,878

European Equity             N/A                                    N/A
 Fund

Japanese Equity             N/A                                    N/A

International Small         N/A                                    N/A
 Cap Fund

Emerging Markets            Merrill Lynch                       $7,547
 Equity Fund

Asia Growth Fund            N/A                                    N/A

                                NET ASSET VALUE

          Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.

          In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

          Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under section (a) or (b) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

         Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the

New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

          The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

          Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

          Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

          Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

          Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

          Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

     Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the

Lehman Brothers Aggregate Bond Index or its component indices; (g) the
Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index- Total Return; (o) the Russell 1000 Value Index; (p) the Russell 1000 Growth Index-Total Return; (q) the Value-Line Composite-Price Return; (r) the Wilshire 4500 Index; (s) the FT-Actuaries Europe and Pacific Index; (t) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; (w) information produced by Micropal, Inc.; and (x) The Toykyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .    cost associated with aging parents;

     .    funding a college education (including its actual and estimated cost);

     .    health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .    the benefits of international and emerging market investments;

     .    the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     .    performance of securities markets of specific countries and regions;
          and

     . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     The CORE Large Cap Growth Fund commenced operations on May 1, 1997. The performance information shown below for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

     The Service Shares of the Balanced, Capital Growth, Small Cap Value, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth and International Equity Funds commenced operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996, respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class's inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, May 1, 1997
and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the Funds. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology.



                                                           INTRODUCTION
                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                              Assuming no voluntary
                                                                                                              waiver of fees and no
                                                                                                             expense  reimbursements

                                                                                                             -----------------------


                                                                                   Assumes                    Assumes
                                                                                   Maximum                    maximum

                                                                                   Applicable       Assumes   Applicable   Assumes
                                                                                   Sales            no sales  sales        no sales
Fund                           Class          Time Period                          Charge**         Charge    Charge**     Charge
----                           -----          -----------                          --------         ------    ----------   ---------


Balanced Fund                  A              10/12/94-8/31/99 - Since inception        24.28%       13.84%      24.05%     12.70%
Balanced Fund                  A              9/1/98-8/31/99 - One year                 39.54%       13.08%      39.41%     12.78%
Balanced Fund                  B              5/1/96-8/31/99 - Since inception           9.79%       10.65%       9.55%     10.41%
Balanced Fund                  B              9/1/98-8/31/99  - One year                 7.16%       12.26%       6.94%     12.04%
Balanced Fund                  C              8/15/97-8/31/99 - Since inception          2.84%        2.84%       2.59%      2.59%
Balanced Fund                  C              9/1/98-8/31/99 - One year                 11.22%       12.24%      11.00%     12.02%
Balanced Fund                  Institutional  8/15/97-8/31/99 - Since inception            N/A        3.94%        N/A       3.64%
Balanced Fund                  Institutional  9/1/98-8/31/99 - One year                    N/A       13.55%        N/A      13.29%
Balanced Fund                  Service        10/12/94-8/31/99 - Since inception           N/A       13.72%        N/A      12.64%
Balanced Fund                  Service        9/1/98-8/31/99  - One Year                   N/A       12.80%        N/A      12.55%

Growth and Income              A              2/5/93-8/31/99 - Since inception          13.20%        14.18%     12.70%     13.67%
Growth and Income              A              9/1/94-8/31/99 - Five years               13.02%        14.30%     12.85%     14.13%
Growth and Income              A              9/1/98-8/31/99  - One year                 7.96%        14.23%      7.91%     14.19%
Growth and Income              B              5/1/96-8/31/99 - Since inception          10.53%        11.39%     10.53%     11.39%
Growth and Income              B              9/1/98-8/31/99  - One year                 8.29%        13.31%      8.31%     13.33%
Growth and Income              C              8/15/97-8/31/99 - Since inception         (2.05)%       (2.05)%    (2.05)%    (2.06)%
Growth and Income              C              9/1/98-8/31/99 - One year                 12.36%        13.36%     12.39%     13.39%
Growth and Income              Institutional  6/3/96-8/31/99 - Since inception             N/A        12.33%       N/A      12.31%
Growth and Income              Institutional  9/1/98-8/31/99 - One year                    N/A        14.73%       N/A      14.73%
Growth and Income              Service        2/5/93-8/31/99 - Since inception             N/A        14.14        N/A      13.71%
Growth and Income              Service        9/1/94-8/31/99 - Five years                  N/A        14.25%       N/A      14.18%
Growth and Income              Service        9/1/98-8/31/99 - One year                    N/A        14.15%       N/A      14.14%

CORE Large Cap Value           A              12/31/98-8/31/99 - Since inception*        0.07%         5.87%     (0.63)%     5.13%
CORE Large Cap Value           B              12/31/98-8/31/99 - Since inception*        0.22%         5.23%     (0.51)%     4.50%
CORE Large Cap Value           C              12/31/98-8/31/99 - Since inception*        4.28%         5.29%      3.54%      4.55%
CORE Large Cap Value           Institutional  12/31/98-8/31/99 - Since inception*          N/A         6.02%       N/A       5.28%
CORE Large Cap Value           Service        12/31/98-8/31/99 - Since inception*          N/A         5.78%       N/A       5.04%

CORE U.S. Equity               A              5/24/91-8/31/99 - Since inception         15.89%        16.68%     15.66%     16.45%
CORE U.S. Equity               A              9/1/94-8/31/99 - Five years               21.07%        22.45%     20.86%     22.23%
CORE U.S. Equity               A              9/1/98-8/31/99 - One year                 31.28%        38.94%     31.12%     38.77%

                                                           INTRODUCTION
                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)
                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             ----------------------

                                                                                   Assumes                     Assumes
                                                                                   Maximum                     maximum

                                                                                   Applicable       Assumes    Applicable  Assumes
                                                                                   Sales            no sales   sales       no sales
Fund                           Class          Time Period                          Charge**         Charge     Charge**    Charge
----                           -------------  -----------                          --------         ------     ----------  ------

CORE U.S. Equity               B              5/1/96-8/31/99 - Since inception          20.93%       21.60%      20.85%     21.52%
CORE U.S. Equity               B              9/1/98-8/31/99 - One year                 32.79%       37.90%      32.70%     37.81%
CORE U.S. Equity               C              8/15/97-8/31/99 - Since inception         16.48%       16.48%      16.31%     16.31%
CORE U.S. Equity               C              9/1/98-8/31/99 - One year                 36.87%       37.89%      36.76%     37.78%
CORE U.S. Equity               Institutional  6/15/95-8/31/99 - Since inception           N/A        24.28%        N/A      24.05%
CORE U.S. Equity               Institutional  9/1/98-8/31/99 - One year                   N/A        39.54%        N/A      39.41%
CORE U.S. Equity               Service        5/24/91-8/31/99 - Since inception           N/A        16.72%        N/A      16.44%
CORE U.S. Equity               Service        9/1/94-8/31/99 - Five years                 N/A        22.50%        N/A      22.22%
CORE U.S. Equity               Service        9/1/98-8/31/99 - One year                   N/A        38.81%        N/A      38.58%

CORE Large Cap Growth          A              11/11/91-8/31/99 - Since inception        20.84%       21.75%      20.58%     21.48%
CORE Large Cap Growth          A              9/1/94-8/31/99 - Five years               25.87%       27.37%      25.44%     26.93%
CORE Large Cap Growth          A              9/1/98-8/31/99 - One year                 39.75%       47.88%      39.34%     47.66%
CORE Large Cap Growth          B              5/1/97-8/31/99 - Since inception          25.53%       26.50%      24.76%     25.73%
CORE Large Cap Growth          B              9/1/98-8/31/99 - One year                 41.69%       46.69%      41.32%     46.32%
CORE Large Cap Growth          C              8/15/97-8/31/99- Since inception          20.64%       20.64%      20.22%     20.22%
CORE Large Cap Growth          C              9/1/98-8/31/99 - One year                 45.81%       46.81%      46.00%     47.00%
CORE Large Cap Growth          Institutional  11/11/91-8/31/99 - Since inception          N/A        21.84%        N/A      21.52%
CORE Large Cap Growth          Institutional  9/1/98-8/31/99 - Five years                 N/A        27.52%        N/A      26.99%
CORE Large Cap Growth          Institutional  9/1/98-8/31/99 - One year                   N/A        48.43%        N/A      47.05%
CORE Large Cap Growth          Service        11/11/91-8/31/99 - Since inception          N/A        21.68%        N/A      21.51%
CORE Large Cap Growth          Service        9/1/98-8/31/99 - Five years                 N/A        27.26%        N/A      26.98%
CORE Large Cap Growth          Service        9/1/98-8/31/99 - One year                   N/A        47.82%        N/A      47.84%

CORE Small Cap Equity          A              8/15/97-8/31/99 - Since inception         (4.37)%       1.38%      (2.41)%     0.32%
CORE Small Cap Equity          A              9/1/98-8/31/99 - One year                 14.02%       20.60%      13.49%     20.05%
CORE Small Cap Equity          B              8/15/97-8/31/99 - Since inception         (0.82)%       0.66%      (1.77)%    (0.29)%
CORE Small Cap Equity          B              9/1/98-8/31/99 - One year                 14.69%       19.69%      14.20%     19.20%
CORE Small Cap Equity          C              8/15/97-8/31/99 - Since inception          0.70%        0.70%      (0.25)%    (0.25)%
CORE Small Cap Equity          C              9/1/98-8/31/99 - One year                 18.67%       19.67%      18.17%     19.17%
CORE Small Cap Equity          Institutional  8/15/97-8/31/99 - Since inception           N/A         1.79%        N/A       0.83%
CORE Small Cap Equity          Institutional  9/1/98-8/31/99 - One Year                   N/A        21.18%       N/A       20.64%
CORE Small Cap Equity          Service        8/15/97-8/31/99 - Since inception           N/A         1.33%        N/A       0.33%

                                                           INTRODUCTION
                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)
                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             ----------------------

                                                                                   Assumes                    Assumes
                                                                                   Maximum                    maximum
                                                                                   Applicable       Assumes   Applicable Assumes
                                                                                   Sales            no sales  sales      no sales
Fund                           Class          Time Period                          Charge**         Charge    Charge**   Charge
----                           -----          -----------                          --------         ------    --------   ------

CORE Small Cap Equity          Institutional  9/1/98-8/31/99 - One year                  N/A        21.18%         N/A     20.64%
CORE Small Cap Equity          Service        8/15/97-8/31/99 - Since inception          N/A         1.33%         N/A      0.33%
CORE Small Cap Equity          Service        9/1/98-8/31/99 - One year                  N/A        20.48%         N/A     19.94%

CORE International Equity      A              8/15/97-8/31/99 - Since inception          1.47%       4.30%        0.47%     3.28%
CORE International Equity      A              9/1/98-8/31/99 - One year                 19.07%      25.96%       18.87%    25.74%
CORE International Equity      B              8/15/97-8/31/99 - Since inception          2.46%       3.88%        1.52%     2.94%
CORE International Equity      B              9/1/98-8/31/99 - One year                 20.41%      25.41%       20.22%    25.22%
CORE International Equity      C              8/15/97-8/31/99 - Since inception          3.93%       3.93%        2.99%     2.99%
CORE International Equity      C              9/1/98-8/31/99 - One year                 24.52%      25.52%       24.34%    25.34%
CORE International Equity      Institutional  8/15/97-8/31/99 - Since inception          N/A         5.00%         N/A      4.06%
CORE International Equity      Institutional  9/1/98-8/31/99 - One year                  N/A        26.96%         N/A     26.73%
CORE International Equity      Service        8/15/97-8/31/99 - Since inception          N/A         4.53%         N/A      3.54%
CORE International Equity      Service        9/1/98-8/31/99 - One year                  N/A        26.28%         N/A     26.05%

Capital Growth                 A              4/20/90-8/31/99 - Since inception         18.34%      19.06%       18.06%    18.78%
Capital Growth                 A              9/1/94-8/31/99 - Five years               21.16%      22.54%       20.96%    22.34%
Capital Growth                 A              9/1/98-8/31/99 - One year                 33.02%      40.78%       32.94%    40.69%
Capital Growth                 B              5/1/96-8/31/99 - Since inception          24.58%      25.31%       24.68%    25.41%
Capital Growth                 B              9/1/98-8/31/99 - One year                 34.49%      39.67%       34.47%    39.65%
Capital Growth                 C              8/15/97-8/31/99 - Since inception         22.05%      22.05%       22.01%    22.01%
Capital Growth                 C              9/1/98-8/31/99 - One year                 38.72%      39.76%       38.70%    39.74%
Capital Growth                 Institutional  8/15/97-8/31/99 - Since inception            N/A      23.36%         N/A     23.33%
Capital Growth                 Institutional  9/1/98-8/31/99 - One year                    N/A      41.34%         N/A     41.29%
Capital Growth                 Service        4/20/90-8/31/99 - Since inception            N/A      19.03%         N/A     18.77%
Capital Growth                 Service        9/1/94-8/31/99 - Five years                  N/A      22.49%         N/A     22.33%
Capital Growth                 Service        9/1/98-8/31/99 - One year                    N/A      40.65%         N/A     40.60%


Strategic Growth               A              5/24/99-8/31/99 - Since Inception*       (4.91)%       0.60%      (7.57)%   (2.19)%
Strategic Growth               B              5/24/99-8/31/99 - Since Inception*       (4.60)%       0.40%      (7.39)%   (2.39)%
Strategic Growth               C              5/24/99-8/31/99 - Since Inception*       (0.50)%       0.50%      (3.29)%   (2.29)%
Strategic Growth               Institutional  5/24/99-8/31/99 - Since Inception*           N/A       0.70%         N/A    (2.10)%
Strategic Growth               Service        5/24/99-8/31/99 - Since Inception*           N/A       0.60%         N/A    (2.19)%

                                                           INTRODUCTION
                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)
                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             ----------------------

                                                                                    Assumes                    Assumes
                                                                                    Maximum                    maximum
                                                                                    Applicable      Assumes    Applicable  Assumes
                                                                                    Sales           no sales   sales       no sales
Fund                           Class          Time Period                           Charge**        Charge     Charge**    Charge
----                           -----          -----------                           --------        ------     -------     ------

Growth Opportunities           A              5/24/99-8/31/99 - Since Inception*       (4.25)%        1.30%     (7.55)%    (2.18)%
Growth Opportunities           B              5/24/99-8/31/99 - Since Inception*       (3.20)%        1.80%     (6.68)%    (1.68)%
Growth Opportunities           C              5/24/99-8/31/99 - Since Inception*         0.00%        1.00%     (3.47)%    (2.47)%
Growth Opportunities           Institutional  5/24/99-8/31/99 - Since Inception*          N/A         1.30%       N/A      (2.18)%
Growth Opportunities           Service        5/24/99-8/31/99 - Since Inception*          N/A         1.20%       N/A      (2.27)%

Mid Cap Value                  A              8/15/97-8/31/99 - Since inception        (2.28)%        0.46%     (2.37)%      0.37%
Mid Cap Value                  A              9/1/98-8/31/99 - One year                 14.52%       21.16%      14.41%     21.05%
Mid Cap Value                  B              8/15/97-8/31/99 - Since inception        (1.68)%      (0.21)%     (1.76)%    (0.29)%
Mid Cap Value                  B              9/1/98-8/31/99 - One year                 14.42%       20.13%      14.39%     20.10%
Mid Cap Value                  C              8/15/97-8/31/99 - Since inception        (0.14)%      (0.14)%     (0.22)%    (0.22)%
Mid Cap Value                  C              9/1/98-8/31/99 - One year                 19.00%       20.15%      18.96%     20.11%
Mid Cap Value                  Institutional  8/1/95-8/31/99 - Since inception           N/A         14.31%      N/A        14.21%
Mid Cap Value                  Institutional  9/1/98-8/31/99 - One year                  N/A         21.56%      N/A        21.48%
Mid Cap Value                  Service        7/18/97-8/31/99 - Since inception          N/A          1.72%      N/A         1.63%
Mid Cap Value                  Service        9/1/98-8/31/99 - One year                  N/A         21.00%      N/A        20.92%

International Equity           A              12/1/92-8/31/99 - Since inception        10.84%       11.77%      10.68%     11.61%
International Equity           A              9/1/94-8/31/99 - Five years              10.99%       12.25%      10.91%     12.17%
International Equity           A              9/1/98-8/31/99 - One year                12.81%       19.39%      12.77%     19.34%
International Equity           B              5/1/96-8/31/99 - Since inception          9.37%       10.20%       9.39%     10.22%
International Equity           B              9/1/98-8/31/99 - One year                13.40%       18.68%      13.35%     18.63%
International Equity           C              8/15/97-8/31/99 - Since inception         6.79%        6.79%       6.70%      6.70%
International Equity           C              9/1/98-8/31/99 - One year                17.56%       18.61%      17.51%     18.56%
International Equity           Institutional  2/7/96-8/31/99 - Since inception           N/A        13.26%       N/A       13.17%
International Equity           Institutional  9/1/98-8/31/99 - One year                  N/A        20.05%       N/A       19.99%
International Equity           Service        12/1/92-8/31/99 - Since inception          N/A        11.83%       N/A       11.68%
International Equity           Service        9/1/94-8/31/99 - Five years                N/A        12.33%       N/A       12.26%
International Equity           Service        9/1/98-8/31/99 - One year                  N/A        19.43%       N/A       19.36%

Small Cap Value                A              10/22/92-8/31/99 - Since inception        9.12%       10.02%       8.87%      9.77%
Small Cap Value                A              9/1/94-8/31/99 - Five years               4.26%        5.44%       4.08%      5.27%
Small Cap Value                A              9/1/98-8/31/99 - One year                 8.51%       14.84%       8.33%     14.65%

                                                           INTRODUCTION
                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             ----------------------

                                                                                   Assumes                    Assumes
                                                                                   Maximum                    maximum

                                                                                   Applicable      Assumes    Applicable  Assumes
                                                                                   Sales           no sales   sales       no sales
Fund                           Class          Time Period                          Charge**        Charge     Charge**    Charge
----                           -----          -----------                          --------        ------     -------     ------

Small Cap Value                B              5/1/96-8/31/99 - Since inception           3.40%        4.35%       3.38%      4.33%
Small Cap Value                B              9/1/98-8/31/99 - One year                  8.52%       13.89%       8.43%     13.80%
Small Cap Value                C              8/15/97-8/31/99 - Since inception         (3.29)%      (3.89)%     (3.94)%    (3.94)%
Small Cap Value                C              9/1/98-8/31/99 - One year                 12.88%       13.95%      12.79%     13.86%
Small Cap Value                Institutional  8/15/97-8/31/99 - Since inception           N/A       (2.83)%        N/A     (2.88)%
Small Cap Value                Institutional  9/1/98-8/31/99 - One year                   N/A      (15.18)%        N/A    (15.08)%
Small Cap Value                Service        10/22/92-8/31/99 - Since inception          N/A         9.99%        N/A       9.80%
Small Cap Value                Service        9/1/94-8/31/99 - Five years                 N/A         5.40%        N/A       5.31%
Small Cap Value                Service        9/1/98-8/31/99 - One year                   N/A        14.61%        N/A      14.52%

European Equity                A              10/1/98-8/31/99 - Since inception*        11.06%       17.50%      10.38%     16.78%
European Equity                B              10/1/98-8/31/99 - Since inception*        12.10%       17.10%      11.38%     16.38%
European Equity                C              10/1/98-8/31/99 - Since inception*        16.20%       17.20%      15.48%     16.48%
European Equity                Institutional  10/1/98-8/31/99 - Since inception*          N/A        18.20%        N/A      17.47%
European Equity                Service        10/1/98-8/31/99 - Since inception*          N/A        17.60%        N/A      16.78%


Japanese Equity Fund           A              5/1/98-8/31/99 - Since inception          37.79%       43.72%      35.29%     41.14%
Japanese Equity Fund           A              9/1/98-8/31/99 - One year                 63.06%       72.59%      60.06%     70.00%
Japanese Equity Fund           B              5/1/98-8/31/99 - Since inception          40.39%       43.05%      37.81%     40.47%
Japanese Equity Fund           B              9/1/98-8/31/99 - One year                 66.70%       71.70%      64.12%     69.12%
Japanese Equity Fund           C              5/1/98-8/31/99 - Since inception          43.21%       43.21%      40.63%     40.63%
Japanese Equity Fund           C              9/1/98-8/31/99 - One year                 70.95%       71.95%      68.37%     69.37%
Japanese Equity Fund           Institutional  5/1/98-8/31/99 - Since inception            N/A        44.58%        N/A      42.00%
Japanese Equity Fund           Institutional  9/1/98-8/31/99 - One year                   N/A        73.79         N/A      71.15%
Japanese Equity Fund           Service        5/1/98-8/31/99 - Since inception            N/A        43.61%        N/A      41.01%
Japanese Equity Fund           Service        9/1/98-8/31/99 - One year                   N/A        72.41%        N/A      69.79%

International Small Cap Fund   A              5/1/98-8/31/99 - Since inception          18.26%       23.36%      17.01%     22.05%
International Small Cap Fund   A              9/1/98-8/31/99 - One Year                 34.77%       41.30%      32.34%     40.12%
International Small Cap Fund   B              5/1/98-8/31/99 - Since inception          20.21%       23.01%      18.90%     21.70%
International Small Cap Fund   B              9/1/98-8/31/99 - One Year                 35.77%       40.77%      34.59%     39.59%

                                                           INTRODUCTION
                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             -----------------------

                                                                                   Assumes                    Assumes
                                                                                   Maximum                    maximum
                                                                                   Applicable       Assumes   Applicable    Assumes
                                                                                   Sales            no sales  sales         no sales
Fund                           Class          Time Period                          Charge**         Charge    Charge**      Charge
----                           -----          -----------                          --------         ------    --------      ------

International Small Cap Fund   C              5/1/98-8/31/99 - Since inception         23.01%       23.01%      21.71%     21.71%
International Small Cap Fund   C              9/1/98-8/31/99 - One Year                39.77        40.77%      38.60      39.60%
International Small Cap Fund   Institutional  5/1/98-8/31/99 - Since inception           N/A        24.19%        N/A      22.90%
International Small Cap Fund   Institutional  9/1/98-8/31/99 - One Year                  N/A        42.12%        N/A      40.92%
International Small Cap Fund   Service        5/1/98-8/31/99 - Since inception           N/A        23.36%        N/A      22.06%
International Small Cap Fund   Service        9/1/98-8/31/99 - One Year                  N/A        41.30%        N/A      40.10%

Emerging Markets Equity        A              12/15/97-8/31/99 - Since inception       (5.25)%      (2.08)%     (5.92)%    (2.76)%
Emerging Markets Equity        A              9/1/98-8/31/99 - One Year                 46.60%       55.08%      45.99%     54.44%
Emerging Markets Equity        B              12/15/97-8/31/99 - Since inception       (4.75)%      (2.45)%     (5.43)%    (3.13)%
Emerging Markets Equity        B              9/1/98-8/31/99 - One Year                 48.88%       54.08%      48.24%     53.44%
Emerging Markets Equity        C              12/15/97-8/31/99 - Since inception       (2.31)%      (2.31)%     (2.99)%    (2.99)%
Emerging Markets Equity        C              9/1/98-8/31/99 - One Year                 53.18%       54.22%      52.55%     53.59%
Emerging Markets Equity        Institutional  12/15/97-8/31/99 - Since inception         N/A        (1.25)%        N/A     (1.94)%
Emerging Markets Equity        Institutional  9/1/98-8/31/99 - One Year                  N/A         56.08%        N/A      57.51%
Emerging Markets Equity        Service        12/15/97-8/31/99 - Since inception         N/A        (3.40)%        N/A     (3.68)%
Emerging Markets Equity        Service        9/1/98-8/31/99 - One Year                  N/A       (55.27)%        N/A    (54.69)%

Asia Growth                    A              7/8/94-8/31/99 - Since inception         (5.16)%      (4.12)%     (5.44)%    (4.40)%
Asia Growth                    A              9/1/94-8/31/99 - Five Years              (7.23)%      (6.18)%     (7.50)%    (6.95)%
Asia Growth                    A              9/1/98-8/31/99 - One year                 73.24%       83.28%      72.38%     82.37%
Asia Growth                    B              5/1/96-8/31/99 - Since inception        (13.67)%     (12.88)%    (13.83)%   (13.04)%
Asia Growth                    B              9/1/98-8/31/99 - One year               (77.25)%     (82.24)%    (76.36)%    81.35%
Asia Growth                    C              8/15/97-8/31/99 - Since inception       (16.50)%     (16.50)%    (16.84)%   (16.84)%
Asia Growth                    C              9/1/98-8/31/99 - One Year                 81.35%       82.35%      80.46%     81.46%
Asia Growth                    Institutional  2/2/96-8/31/99 - Since inception           N/A       (10.03)%       N/A     (10.29)%
Asia Growth                    Institutional  9/1/98-8/31/99 - One year                  N/A         84.62%       N/A       83.85%

___________________________
All returns are average annual total returns.

* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

** Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

Effective for fiscal year 1999, the fiscal year-end of the Funds changed from January 31 to August 31. Accordingly, the performance information presented above relates to periods ended August 31, 1999.

As of August 31, 1999, the Large Cap Value Fund had not commenced investment operations and, accordingly, no performance information is presented.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

                              SHARES OF THE TRUST

     The Funds, except the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Value, CORE Large Cap Growth, Strategic Growth, Growth Opportunities, Large Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Shareholder Guide" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares (0.50% with respect to the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets and Asia Growth Funds). With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C

Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund - Edward Jones & Co.
Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (55%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (42%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Value Fund - State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (20%); State Street Bank and Trust Company
- Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (20%); State Street Bank & Trust Co - Goldman Sachs Aggressive Growth Omnibus a/c Core Large Cap Value, P.O. Box 1713, Boston, MA 02105-1713 (10%); and Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Ave, Englewood, CO 80111-4757 (14%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE U.S. Equity Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (54%); and State Street Bank and Trust Company - GS Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (31%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth Fund - Edward Jones & Co., Attention:

Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (8%); State Street Bank and Trust Company - Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (7%); State Street Bank and Trust Company - FBO Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (6%); and Alfa Mutual Insurance Co. - Saving and PS Plan, Invesco Trust Co., P.O. Box 77405, Atlanta, GA 30357-1405 (5%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity Fund - State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (11%); State Street Bank and Trust Company - Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (10%); Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Ave, Englewood, CO 80111-4757 (7%); State Street Bank and Trust Company - Goldman Sachs Aggressive Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (5%); Goldman Sachs & Co, FBO Acct # 021017538, c/o Mutual Fund Ops, 85 Broad St., New York, NY 1004-2456 (5%); and Huntington Hospital Pension Fund,
Attention: J Ronald Gaudreault, 270 Park Avenue, Huntington, NY 11743-2799 (5%).


     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE International Equity Fund - State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (24%); State Street Bank and Trust Company - Goldman Sachs Growth Strategy Omnibus A/C, P.O. Box 1713, Boston, MA 02105-1713 (21%); Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Ave, Englewood, CO 80111-4757 (14%); State Street Bank and Trust Company - Goldman Sachs Aggressive Growth Strategy Omnibus A/C, P.O. Box 1713, Boston, MA 02105-1713 (10%); and State Street Bank and Trust Company - FBO Goldman Sachs Balanced Strategy, P.O. Box 1713, Boston, MA 02105-1713 (6%).


     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (16%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund - State Street Bank and Trust Company - GS Profit Sharing Master Trust, Attention:
Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (64%); and Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (7%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the International Equity Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (19%); and Merrill Lynch Pierce Fenner & Smith - For the Sole Benefit of It's Customers, Attention: Service Team SEQ #97PSO, 4800 Deer Lake Drive East 3rd Floor, Jackson, FL 32246-6484 (11%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund
- Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (30%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the European Equity Fund
- Goldman Sachs & Co. - FBO Acct #010100683, C/O Mutual Fund Ops, 85 Broad Street, New York, NY 10004-2434 (6%); and Goldman Sachs & Co. FBO Account #010241388, 85 Broad Street, New York, NY 10004 (6%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Japanese Equity Fund
- The Goldman Sachs Seed Account, Attention: Darin Pritchett, 4900 Sears Tower, Chicago, Il 60606 (25%); and c/o Mutual Funds Ops, Goldman Sachs & Co., FBO Acct #038125605, 85 Broad Street, New York, NY 10004.

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the International Small Cap Fund - State Street Bank and Trust Company - FBO Goldman Sachs Growth & Income, P.O. Box 1713, Boston, MA 02105-1713 (6%); and Goldman Sachs & Co. - FBO Account #029049525, C/O Mutual Funds Ops, 85 Broad Street, New York, NY 10004-2456 (6%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets Equity Fund - University of Texas Board of Regents, Attention: Security Operations, P.O. Box 2033, Austin, TX 78768-2033 (13%); Pennsylvania Public School - Employees Retirement System, Attention: Brian Carl, P.O. Box 125, Harrisburg, PA 17108-0125 (15%); State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (10%); State Street Bank and Trust Company - FBO Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105 (9%); and Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Avenue, Englewood, CO 80111-4757 (6%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Asia Growth Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (18%); and State Street Bank and Trust Company - FBO Goldman Sachs Employee Pension Plan, Attention: Jennifer Consigli, 200 Newport Avenue, North Quincy, MA 02170-1742 (7%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth Opportunities Fund - c/o Mutual Fund Ops, Goldman Sachs & Co. - FBO Acct #010059178, 85 Broad Street, New York, NY 10004 (9%); and Goldman Sachs Seed Account, Attn: Darin Pritchett, 4900 Sears Tower, Chicago, IL 60606 (31%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Strategic Growth Fund
- Edward Jones, 201 Progress Pkwy, Maryland Heights, MD 63043-3009 (6%); and Goldman Sachs Seed Account, Attn: Darin Pritchett, 4900 Sears Tower, Chicago, IL 60606 (14%).

     As of October 31, 1999 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Global Income Fund - State Street Bank & Trust - FBO Goldman Sachs Growth & Income, P.O. Box 1713, Boston, MA 02105-1713 (16%); State Street Bank & Trust - FBO Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (6%); and State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, P.O. Box 1992, Boston MA 02105 (10%).

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholder; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
=======

     Each Fund is a separate taxable entity. The Large Cap Value Fund each intends to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     There are certain tax requirements that all Funds must follow in order to avoid federal taxation in its efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a

Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At August 31, 1999 the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes, expiring in the year indicated: CORE Small Cap Equity Fund, $6,229,000 (expires 2006); Strategic Growth Fund, $69,000 (expires 2007); Mid Cap Value Fund, $4,250,000 (expires 2006); Small Cap Value Fund, $43,533,000 (expires 2007); Emerging Markets Equity Fund, $27,002,000 (expires 2006); and Asia Growth Fund, $95,393,000 (expiring 2002 through 2007). These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.


     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income unless a shareholder's investment is in an IRA or other tax advantage account. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends- received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20%. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received to aid in computing your tax basis, a shareholder should generally retain its account statements for the period that it hold shares. If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder's holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate will be 20% for capital gains on assets held more than one year. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to a shareholder's account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related reports of Arthur Andersen LLP, independent public accountants, contained in each Fund's 1999 Annual Report are hereby incorporated by reference. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's prospectus. No other part of the Annual Reports are incorporated herein by reference.

                               OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for
their services.   Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organization and other financial intermediaries ("Intermediaries") for the sale and distribution of Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act. See "Shareholder Services" in the Prospectus.

     The Plans for each Fund were most recently approved on April 27, 1999 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

     The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A (CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 2000 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

          The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal years ended January 31, 1998 and January 31, 1997 by each applicable Fund then in existence pursuant to the Class A Plan:

                                         Fiscal period      Fiscal year        Fiscal year        Fiscal year
                                             ended             ended              ended              ended
                                           August 31,        January 31,        January 31,       January 31,
                                              1999              1999               1998              1997
                                        ================  =================  =================  ===============
Balanced Fund                                    268,705         $  466,990         $        0         $      0
Growth and Income Fund                         1,432,452          4,004,764            723,634          139,025
CORE Large Cap Value Fund/1/                      88,576                579                N/A              N/A
CORE U.S. Equity Fund                            901,485          1,963,368            720,025          363,264
CORE Large Cap Growth Fund/1/                    366,944            270,829                  0              N/A
CORE Small Cap Equity Fund/1/                     84,036             81,416              1,380              N/A
CORE International Equity Fund/1/                321,043            208,905              2,751              N/A
Capital Growth Fund                            2,987,610          3,953,381                  0                0
Strategic Growth Fund/1/                           2,430                N/A                N/A              N/A
Growth Opportunities Fund/1/                       2,204                N/A                N/A              N/A
Mid Cap Value Fund/1/                             93,442            449,380             67,478              N/A
International Equity Fund                      2,622,519          4,032,788          1,416,253          900,274
Small Cap Value Fund                             339,961            872,585                  0                0
Large Cap Value Fund/2/                               NA                N/A                N/A              N/A
European Equity Fund/1/                          192,446             66,759                N/A              N/A
Japanese Equity Fund/1/                           55,407             19,466                N/A              N/A
International Small Cap Fund/1/                  115,648             62,146                N/A              N/A
Emerging Markets Equity Fund/1/                  176,746            226,631              3,381              N/A
Asia Growth Fund                                 208,976            349,621            431,390          526,448

________________________________

/1/ The Class A Share class of the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999, August 15, 1997, October 1, 1998, May 1,
     1998, May 1, 1998 and December 15, 1997, respectively.

/2/ During the periods shown, no shares of The Large Cap Value Fund were offered.

          The following chart shows the: 1) distribution and service fees that would have been paid to Goldman Sachs for the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees that would have been paid to Goldman Sachs for the fiscal years ended January 31, 1998 and January 31, 1997 by each applicable Fund then in existence pursuant to the Class A Plan, without the voluntary limitations then in effect:

                                        Fiscal period       Fiscal year       Fiscal year        Fiscal year
                                            ended              ended             ended             ended
                                          August 31,        January 31,       January 31,        January 31,
                                             1999               1999              1998              1997
                                             ====               ====              ====              ====
Balanced Fund                              268,705        $  823,738        $  301,397         $  153,392
Growth and Income Fund                   1,432,452         5,307,490         2,324,970          1,252,257
CORE Large Cap Value Fund/1/                88,576               579               N/A                N/A
CORE U.S. Equity Fund                      901,485         1,963,368           771,451            432,457
CORE Large Cap Growth Fund/1/              366,944           405,481            61,924                N/A
CORE Small Cap Equity Fund/1/               84,036           102,281             6,898                N/A
CORE International Equity Fund/1/          321,043           208,905             2,751                N/A
Capital Growth Fund                      2,987,610         6,150,756         2,678,370          2,171,462
Strategic Growth Fund/1/                     2,430               N/A               N/A                N/A
Growth Opportunities Fund/1/                 2,204               N/A               N/A                N/A
Mid Cap Value Fund/1/                       93,442           449,380            67,478                N/A
International Equity Fund                2,622,519         4,090,492         1,632,745          1,071,755
Small Cap Value Fund                       339,961         1,655,658           727,298            529,684
Large Cap Value Fund/2/                         NA               N/A               N/A                N/A
European Equity Fund/1/                    192,446            66,759               N/A                N/A
Japanese Equity Fund/1/                     55,407            19,466               N/A                N/A
International Small Cap Fund/1/            115,648            62,146               N/A                N/A
Emerging Markets Equity Fund/1/            176,746           226,631             3,381                N/A
Asia Growth Fund                           208,976           368,632           513,560            626,724

________________________________

1. The Class A Share class of the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999,
August 15, 1997, October 1, 1998, May 1, 1998, May 1, 1998 and December 15,
1997, respectively.

2. During the periods shown, no shares of The Large Cap Value Fund were offered.

          The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal years ended January 31, 1998 and January 31, 1997 by each applicable Fund then in existence pursuant to the Class B Plan:

                                          Fiscal period       Fiscal year        Fiscal year        Fiscal year
                                              ended              ended              ended              ended
                                            August 31,        January 31,        January 31,        January 31,
                                               1999              1999               1998               1997
                                               ====              ====               ====               ====
Balanced Fund                                247,828         $  372,044         $   74,569            $ 3,861
Growth and Income Fund                     1,796,760          3,924,188          1,117,813             28,075
CORE Large Cap Value Fund/1/                  40,251                122                N/A                N/A
CORE U.S. Equity Fund                      1,115,835            995,389            265,025             36,508
CORE Large Cap Growth Fund/1/                858,809            449,058             34,332                N/A
CORE Small Cap Equity Fund/1/                 80,244            140,016             20,064                N/A
CORE International Equity Fund/1/             47,034             54,688              5,700                N/A
Capital Growth Fund                        1,739,629          1,193,755            127,395              7,632
Strategic Growth Fund/1/                       2,398                N/A                N/A                N/A
Growth Opportunities Fund/1/                     598                N/A                N/A                N/A
Mid Cap Value Fund/1/                        200,960            417,334             47,585                N/A
International Equity Fund                    388,156            653,844            314,578             44,148
Small Cap Value Fund                         220,759            494,223            160,608              8,973
Large Cap Value Fund/2/                           NA                N/A                N/A                N/A
European Equity Fund/1/                        4,365                387                N/A                N/A
Japanese Equity Fund/1/                       15,230              5,736                N/A                N/A
International Small Cap Fund/1/                1,354              1,566                N/A                N/A
Emerging Markets Equity Fund/1/                4,255              3,075                 38                N/A
Asia Growth Fund                              32,196             43,192             28,550             10,229

_______________________________

1. The Class B Share class of the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999,
August 15, 1997, October 1, 1998, May 1, 1998, May 1, 1998 and December 15,
1997, respectively.

2. During the periods shown, no shares of the Large Cap Value Fund were offered.

          The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class C Plan:


                                            Fiscal period             Fiscal year              Fiscal year
                                                ended                    ended                    ended
                                             August 31,               January 31,              January 31,
                                                1999                     1999                      1998
                                                ====                     ====                      ====

Balanced                                      72,293                 $142,821                   $13,290
Growth and Income                            225,003                  553,531                    57,542
CORE Large Cap Value Fund/1/                  23,517                       82                       N/A
CORE U.S. Equity Fund                        214,434                  152,737                    14,614
CORE Large Cap Growth Fund/1/                343,654                  156,368                     6,880
CORE Small Cap Equity Fund/1/                 34,375                   44,551                     4,038
CORE International Equity Fund/1/             25,018                   27,157                     3,118
Capital Growth Fund                          447,252                  262,717                     9,607
Strategic Growth Fund/1/                       2,161                      N/A                       N/A
Growth Opportunities Fund/1/                     224                      N/A                       N/A
Mid Cap Value Fund/1/                         59,930                  113,272                    10,495
International Equity Fund                     60,274                   74,197                     7,485
Small Cap Value Fund                          43,062                    8,298                    12,158
Large Cap Value Fund/2/                           NA                      N/A                       N/A
European Equity Fund/1/                        3,312                      337                       N/A
Japanese Equity Fund/1/                        9,001                    1,390                       N/A
International Small Cap Fund/1/                1,082                      725                       N/A
Emerging Markets Fund/1/                       3,702                    2,250                        28
Asia Growth Fund                               8,922                    9,090                     2,854

___________________________

/1/ The Class C Share class of the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, August 15, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999, August 15, 1997, October 1, 1998, May
     1, 1998, May 1, 1998 and December 15, 1997, respectively.

/2/ During the periods shown, no shares of the Large Cap Value Fund were offered.

No distribution fees were paid to Goldman Sachs under the Class C Plans during the fiscal year ended January 31, 1997.

          During the fiscal year ended January 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:


                                                     Compensation                 Printing and   Preparation
                                                     and Expenses  Allocable      Mailing of     and
                                                     of the        Overhead,      Prospectuses   Distribution
                                                     Distributor   Telephone      to Other       of Sales
                                       Compensation  & Its Sales   and Travel     Than Current   Literature and
                                       to Dealers/1/ Personnel     Expenses       Shareholders   Advertising
                                       ------------  ------------  ------------  ------------  --------------

Fiscal Year Ended January 31, 1999:

Balanced Fund                            $  529,148    $  360,366    $  382,623      $ 30,628        $107,723
Growth and Income Fund                    3,455,990     1,371,522     1,254,000       100,381         353,049
CORE Large Cap Value Fund                       209         6,092         6,779           543           1,909
CORE U.S. Equity Fund                     1,075,702       827,205       740,356        59,264         208,439
CORE Large Cap Growth Fund                  329,211       412,689       456,309        36,527         128,469
CORE Small Cap Equity Fund                   95,707       256,871       279,715        22,391          78,751
CORE International Equity Fund              139,410       472,886       565,684        45,282         159,262
Capital Growth Fund                       2,922,885     2,726,172     1,895,753       151,752         533,727
Strategic Growth Fund/2/                       ----          ----          ----          ----            ----
Growth Opportunities Fund/2/                   ----          ----          ----          ----            ----
Mid Cap Value                               688,906       421,030       344,128        27,547          96,885
International Equity Fund                 2,101,670     2,661,147     2,133,158       170,756         600,566
Small Cap Value Fund                      1,105,321       798,257       618,983        49,549         174,268
Large Cap Value Fund/2/
European Equity Fund                         77,916       172,015       170,084        13,615          47,885
Japanese Equity Fund                         36,322       149,025       170,376        13,638          47,967
International Small Cap                     105,008       261,347       281,137        22,505          79,151
Emerging Market Equity Fund                 513,317       413,276       387,371        31,008         109,060
Asia Growth Fund                            344,149       413,621       396,790        31,762         111,712

___________________________

/1/ Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

/2/ During the period shown, no shares of the Strategic Growth, Growth Opportunities, or Large Cap Value Funds were offered.

          During the fiscal period ended August 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:


                                                      Compensation                Printing and  Preparation
                                                      and Expenses  Allocable     Mailing of    and
                                                      of the        Overhead,     Prospectuses  Distribution
                                                      Distributor   Telephone     to Other      of Sales
                                        Compensation  & Its Sales   and Travel    Than Current  Literature and
                                        to Dealers1   Personnel     Expenses      Shareholders  Advertising
                                        ------------  ------------  ------------  ------------  --------------
Fiscal Period Ended August 31, 1999:

Balanced Fund                           $    284,131  $     98,160  $    114,599      $  6,695       $  31,216
Growth and Income Fund                     1,422,613       283,015       253,604        14,816          69,080
CORE Large Cap Value Fund                     88,377       156,716       224,556        13,119          61,167
CORE U.S. Equity Fund                        767,056       453,822       472,623        27,611         128,739
CORE Large Cap Growth Fund                   372,962       293,544       383,525        22,406         104,469
CORE Small Cap Equity Fund                   104,448       126,273       132,745         7,755          36,159
CORE International Equity Fund               167,638       149,640       207,739        12,136          56,586
Capital Growth Fund                        2,390,976     1,571,258     1,104,408        64,521         300,832
Strategic Growth Fund                          2,726        38,163        55,709         3,255          15,175
Growth Opportunities Fund                        746        27,886        40,707         2,378          11,088
Mid Cap Value                                147,306       103,157       110,167         6,436          30,009
International Equity Fund                  1,338,095     1,381,648     1,244,776        72,721         339,067
Small Cap Value Fund                         371,033       247,168       218,804        12,783          59,601
Large Cap Value/2/                                 -             -             -             -               -
European Equity Fund                         266,561       242,715       222,276        12,986          60,546
Japanese Equity Fund                          41,568       125,074       158,986         9,288          43,307
International Small Cap                      163,959       161,681       175,260        10,239          47,739
Emerging Market Equity Fund                  186,200       171,602       164,463         9,608          44,798
Asia Growth Fund                              99,181       206,937       238,244        13,919          64,896

---------------------------

/1/ Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

/2/ During the period shown, no shares of the Large Cap Value Fund were offered.

     During the fiscal year ended January 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

                                                    Compensation                Printing and  Preparation
                                                    and Expenses  Allocable     Mailing of    and
                                                    of the        Overhead,     Prospectuses  Distribution
                                                    Distributor   Telephone     to Other      of Sales
                                      Compensation  & Its Sales   and Travel    Than Current  Literature and
                                      to Dealers1   Personnel     Expenses      Shareholders  Advertising
                                      ------------  ------------  ------------  ------------  --------------
Fiscal Year Ended Jauary 31, 1999:

Balanced Fund                           $  337,025      $ 58,444      $ 71,112       $ 5,692         $20,021
Growth and Income Fund                   3,724,345       279,663       339,383        27,167          95,549
CORE Large Cap Value Fund                       35         5,474         6,660           533           1,875
CORE U.S. Equity Fund                      824,545       107,505       130,598        10,454          36,768
CORE Large Cap Growth Fund                 354,359       142,953       173,917        13,922          48,964
CORE Small Cap Equity Fund                 109,290       119,334       145,193        11,622          40,877
CORE International Equity Fund              47,527        92,413       112,445         9,001          31,657
Capital Growth Fund                        910,940        95,082       115,153         9,218          32,420
Strategic Growth Fund/2/                      ----          ----          ----          ----            ----
Growth Opportunities Fund/2/                  ----          ----          ----          ----            ----
Mid Cap Value Fund                         407,838        91,292       110,596         8,853          31,137
International Equity Fund                  605,118       121,626       147,961        11,844          41,657
Small Cap Value Fund                       481,953        56,634        68,841         5,511          19,381
Large Cap Value Fund/2/
European Equity Fund                           222           154           187            15              53
Japanese Equity Fund                         4,540        47,432        57,713         4,620          16,248
International Small Cap                      1,352         4,574         5,566           446           1,567
Emerging Market Equity Fund                  2,843         1,873         2,279           182             642
Asia Growth Fund                            69,014        17,962        21,483         1,720           6,048
---------------------------

/1/ Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
/2/ During the periods shown, no shares of the Strategic Growth, Growth
    Opportunities or Large Cap Value Funds were offered.

          During the fiscal period ended August 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of
                                                                 ------------
each applicable Fund with Class B Shares then in existence:
                          -------


                                                      Compensation                 Printing and  Preparation
                                                      and Expenses   Allocable     Mailing of    and
                                                      of the         Overhead,     Prospectuses  Distribution
                                                      Distributor    Telephone     to Other      of Sales
                                        Compensation  & Its Sales    and Travel    Than Current  Literature and
                                        to Dealers1   Personnel      Expenses      Shareholders  Advertising
                                        ------------  ------------  ------------  ------------  --------------
Fiscal Period Ended August 31, 1999:

Balanced Fund                           $    251,348     $  17,182     $  25,082      $  1,465        $  6,832
Growth and Income Fund                     2,321,874        48,513        70,668         4,129          19,249
CORE Large Cap Value Fund                     20,782        15,292        22,323         1,304           6,081
CORE U.S. Equity Fund                        809,304        91,629       133,562         7,803          36,381
CORE Large Cap Growth Fund                   570,671       150,530       219,689        12,835          59,841
CORE Small Cap Equity Fund                    79,535        20,029        29,237         1,708           7,964
CORE International Equity Fund                44,321        10,199        14,888           870           4,055
Capital Growth Fund                        1,180,236        87,668       127,236         7,433          34,658
Strategic Growth Fund                            730         6,753         9,858           576           2,685
Growth Opportunities Fund                        312         3,392         4,952           289           1,349
Mid Cap Value                                269,285        37,309        54,110         3,161          14,739
International Equity Fund                    386,822        56,612        82,641         4,828          22,511
Small Cap Value Fund                         303,668        21,377        31,162         1,821           8,488
Large Cap Value/2/                                 -             -             -             -               -
European Equity Fund                           3,355         1,551         2,264           132             617
Japanese Equity Fund                          11,125        16,139        23,559         1,376           6,417
International Small Cap                        1,342           683           997            58             272
Emerging Market Equity Fund                    3,625         1,187         1,733           101             472
Asia Growth Fund                              47,560        11,933        17,140         1,001           4,669
---------------------------

/1/ Advance commissions paid to dealers of 4% on Class B Shares are considered
                                        -----    -------
    deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

/2/ During the period shown, no shares of the Large Cap Value Fund were offered.

During the fiscal year ended January 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:


                                                     Compensation                 Printing and  Preparation
                                                     and Expenses   Allocable     Mailing of    and
                                                     of the         Overhead,     Prospectuses  Distribution
                                                     Distributor    Telephone     to Other      of Sales
                                       Compensation  & Its Sales    and Travel    Than Current  Literature and
                                       to Dealers1   Personnel      Expenses      Shareholders  Advertising
                                       ------------  ------------  ------------  ------------  --------------
Fiscal Year Ended January 31, 1999:

Balanced Fund                              $155,489       $22,725       $27,651         2,213         $ 7,785
Growth and Income Fund                      642,535        38,821        47,236         3,781          13,299
CORE Large Cap Value Fund                      ----         5,474         6,660           533           1,875
CORE U.S. Equity Fund                       153,636        16,039        19,516         1,562           5,495
CORE Large Cap Growth Fund                  133,109        48,875        59,469         4,760          16,743
CORE Small Cap Equity Fund                   47,805        36,337        44,213         3,539          12,448
CORE International Equity Fund               28,306        45,144        54,929         4,397          15,465
Capital Growth Fund                         223,924        20,452        24,886         1,992           7,006
Strategic Growth Fund/2/                       ----          ----          ----          ----            ----
Growth Opportunities Fund/2/                   ----          ----          ----          ----            ----
Mid Cap Value                               124,212        24,313        29,583         2,368           8,329
International Equity Fund                    74,109        14,632        17,798         1,425           5,011
Small Cap Value Fund                         96,526         9,640        11,723           938           3,300
Large Cap Value Fund/2/                        ----          ----          ----          ----            ----
European Equity Fund                            178            84           103             8              29
Japanese Equity Fund                          2,314         4,777         5,813           465           1,637
International Small Cap                         651         1,554         1,891           151             532
Emerging Market Equity Fund                   2,859         1,468         1,787           143             503
Asia Growth Fund                             13,673         3,594         4,373           350           1,231
---------------------------

/1/ Advance commissions paid to dealers of 1% on Class C shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
/2/ During the periods shown, no shares of the Strategic Growth, Growth
    Opportunities or Large Cap Value Funds were offered.

          During the fiscal period ended August 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of
                                                                 ------------
each applicable Fund with Class C Shares then in existence:
                          -------


                                                      Compensation                Printing and  Preparation
                                                      and Expenses  Allocable     Mailing of    and
                                                      of the        Overhead,     Prospectuses  Distribution
                                                      Distributor   Telephone     to Other      of Sales
                                        Compensation  & Its Sales   and Travel    Than Current  Literature and
                                        to Dealers/1/ Personnel/l/  Expenses      Shareholders  Advertising
                                        ------------- ------------  ------------  ------------  --------------
Fiscal Period Ended August 31, 1999:

Balanced Fund                              $ 62,953      $ 5,054      $ 7,378       $  431        $ 2,010
Growth and Income Fund                      268,022        6,134        8,954          523          2,439
CORE Large Cap Value Fund                    11,957        9,206       13,439          785          3,661
CORE U.S. Equity Fund                       170,360       17,503       25,551        1,493          6,960
CORE Large Cap Growth Fund                  281,528       59,434       86,760        5,069         23,633
CORE Small Cap Equity Fund                   36,485        8,498       12,405          725          3,379
CORE International Equity Fund               23,309        5,420        7,911          462          2,155
Capital Growth Fund                         354,037       22,281       32,525        1,900          8,860
Strategic Growth Fund                           834        8,205       11,978          700          3,263
Growth Opportunities Fund                         4          999        1,459           85            397
Mid Cap Value                                65,136       10,973       16,018          936          4,363
International Equity Fund                    54,406        8,553       12,485          729          3,401
Small Cap Value Fund                         27,521       11,249       16,421          959          4,473
Large Cap Value2                                  -            -            -            -              -
European Equity Fund                          4,355        1,264        1,845          108            503
Japanese Equity Fund                          5,823        6,984       10,194          596          2,777
International Small Cap                         952          491          717           42            195
Emerging Market Equity Fund                   4,489          959        1,400           82            381
Asia Growth Fund                             12,834        3,308        4,829          282          1,315

___________________________

/1/ Advance commissions paid to dealers of 1% on Class C Shares are considered
                                                --------------
    deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

/2/ During the period shown, no shares of the Large Cap Value Fund were offered.

          The foregoing tables and the information contained in the preceeding paragraph reflect amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

          For the fiscal years and periods indicated below, Goldman Sachs received service fees from the Funds pursuant to the Plans then in existence at the rate of 0.25% of each Fund's average daily net assets attributable to Class A, Class B, or Class C Shares, which totaled:

                                             Class A                  Class B          Class C
                                     -----------------------   --------------------   ---------
                                          1998         1997        1998    1997/1/       1998
                                       ==========   ==========   ======== =========   ==========
Balanced Fund/2/                       $  268,705   $  153,392   $ 61,957   $ 1,294     $ 18,073
Growth and Income Fund/2/               1,432,452    1,252,257    449,190     9,358       56,251
CORE Large Cap Value Fund/3/               88,576          N/A     10,063       N/A        5,879
CORE U.S. Equity Fund/2/                  901,485      432,457    278,959    12,169       53,608
CORE Large Cap Growth Fund/4/             366,944          N/A    214,702       N/A       85,913
CORE Small Cap Equity Fund/5/              84,036          N/A     20,061       N/A        8,594
CORE International Equity Fund/5/          160522          N/A     11,759       N/A        6,254
Capital Growth Fund/2/                  2,987,610    2,171,462    434,907     2,854      111,813
Strategic Growth Fund/6/                    2,430          N/A        599       N/A          540
Growth Opportunities Fund/6/                2,204          N/A        148       N/A           56
Mid Cap Value Fund/5/                      93,442          N/A     50,240       N/A       14,982
International Equity Fund/2/            1,311,260    1,071,755     97,039    14,733       15,069
Small Cap Value Fund/2/                   339,961      569,684     55,190     2,992       10,766
Large Cap Value Fund/6/                       N/A          N/A        N/A       N/A          N/A
European Equity Fund/7/                    96,223          N/A      1,091       N/A          828
Japanese Equity Fund/7/                    27,703          N/A      3,808       N/A        2,250
International Small Cap Fund/7/            57,824          N/A        338       N/A          273
Emerging Market Equity Fund/8/             88,373          N/A      1,064       N/A          926
Asia Growth Fund/2/                       104,488      626,724      8,049     3,410        2,230

--------------------------------------------------------------------------------
/1/ For the period commencing May 1, 1996.

/2/ Prior to May 1, 1996 and August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value, and Asia Growth Funds had not sold Class B and Class C Shares, respectively.

/3/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/4/ Prior to May 1, 1997 and August 15, 1997, the CORE Large Cap Growth Fund had not sold Class B and Class C Shares, respectively.

/5/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/6/ During the periods shown, no shares of the Strategic Growth, Growth Opportunities or Large Cap Value Funds were offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, European Equity, Japanese Equity and International Small Cap Funds had not sold Class A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

   OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS
            (Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges
---------------------

          Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share as of August 31, 1999 and assuming a $10.00 initial offering price per share of the Large Cap Value Fund, the maximum offering price of each Fund's Class A shares would be as follows:

                                                    Maximum    Offering
                                       Net Asset     Sales     Price to
                                         Value      Charge     Public
                                      -----------   -------    --------
Balanced Fund                            $20.38      5.5%       $21.57
Growth and Income Fund                    24.68      5.5%        26.13
CORE U.S. Equity Fund                     34.21      5.5%        36.20
CORE Large Cap Value Fund                 10.55      5.5%        11.16
CORE Large Cap Growth Fund                17.02      5.5%        18.01
CORE Small Cap Equity Fund                10.23      5.5%        10.83
CORE International Equity Fund            10.87      5.5%        11.50
Capital Growth Fund                       24.96      5.5%        26.41
Strategic Growth Fund                     10.06      5.5%        10.65
Growth Opportunities Fund                 10.13      5.5%        10.72
Mid Cap Value Fund                        18.42      5.5%        19.49
International Equity Fund                 23.12      5.5%        24.47
Small Cap Value Fund                      19.80      5.5%        20.95
Large Cap Value Fund                        N/A      N/A           N/A
European Equity Fund                      11.75      5.5%        12.43
Japanese Equity Fund                      16.24      5.5%        17.19
International Small Cap Fund              13.24      5.5%        14.01
Emerging Market Equity Fund                9.26      5.5%         9.80
Asia Growth Fund                          11.07      5.5%        11.71

          The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends". Please see the Prospectus for more complete information.

Other Purchase Information
--------------------------

If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)
-------------------------------

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A Shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $50,000). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (1) your employee has been assigned a cumulative discount number by Goldman Sachs, and (2) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)
--------------------------------

If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions
-------------------------------------------------

Shareholders may receive dividends and distributions in additional Shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or Shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA, Class B or Class C Units of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the "ILA Portfolios").

A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
--------------------------

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs

Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Systematic Withdrawal Plan
--------------------------

A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                 SERVICE PLAN
                             (Service Shares Only)


The Funds have adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares.
Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

The amount of the service fees paid by each Fund then in existence to Service Organizations pursuant to the Plan was as follows for the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997 indicated:

                                   Fiscal period    Fiscal year    Fiscal year   Fiscal year
                                       Ended           ended          ended         ended
                                    August 31,      January 31,    January 31,   January 31,
                                       1999            1999           1998          1997
                                   =============    ===========    ===========   ===========
Balanced Fund                            445          $ 1,402       $    31          N/A
Growth and Income Fund                32,442           57,187        32,418        6,126
CORE Large Cap Value Fund                 13                1           N/A          N/A
CORE U.S. Equity Fund                 34,586           49,461        27,222        4,581
CORE Large Cap Growth Fund             6,385            2,992           257          N/A
CORE Small Cap Equity Fund               176               74             4          N/A
CORE International Equity Fund            20               53             3          N/A
Capital Growth Fund                   16,691            7,655             4          N/A
Strategic Growth Fund                      2              N/A           N/A          N/A
Growth Opportunities Fund                  2              N/A           N/A          N/A
Mid Cap Value Fund                       656              685            12          N/A
International Equity Fund             10,635           17,786         9,236        1,032

                                   Fiscal period    Fiscal year    Fiscal year   Fiscal year
                                       Ended           ended          ended         ended
                                    August 31,      January 31,    January 31,   January 31,
                                       1999            1999           1998          1997
                                   =============    ===========    ===========   ===========
Small Cap Value Fund                     471              588             4          N/A
Large Cap Value Fund                      NA              N/A           N/A          N/A
European Equity Fund                       6                3           N/A          N/A
Japanese Equity Fund                       6                6           N/A          N/A
International Small Cap Fund               5                6           N/A          N/A
Emerging Markets Equity Fund               4                7             1          N/A

The Funds have adopted the Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.



Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and related Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 27, 1999. The Plan and related Service Agreements will remain in effect until May 1, 2000 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The

Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and the holders of Service Shares of the Funds.

                                  Appendix A


Commercial Paper Ratings
------------------------

  A Standard & Poor's ("S&P") commercial paper rating is a current opinion of the credit worthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                                      1-A

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                      2-A

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                                      3-A

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                      4-A

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                                      5-A

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                                      6-A

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of

                                      7-A
financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial of full recovery in a reorganization of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recovering in the range of 50%-90%, and the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                                      8-A

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson Financial BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                                      9-A

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      10-A

Appendix B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

                                      1-B

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      2-B

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

     With thirty-seven offices around the world Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-
1997.

     The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

     The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).

---------------
*    Source:  Securities Data Corporation.  Common stock ranking excludes REITs,
     ====================================
     Investment Trusts and Rights.

                                      3-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869    Marcus Goldman opens Goldman Sachs for business

1890    Dow Jones Industrial Average first published

1896    Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970    Goldman, Sachs & Co. opens London office

1972    Dow Jones Industrial Average breaks 1000

1986    Goldman, Sachs & Co. takes Microsoft public

1988    Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

        Dow Jones Industrial Average breaks 5000

1996    Goldman, Sachs & Co. takes Deutsche Telekom public

        Dow Jones Industrial Average breaks 6000

1997 Goldman Sachs Asset Management increases assets under management by 100% over 1996

        Dow Jones Industrial Average breaks 7000

                                      4-B

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

        Dow Jones Industrial Average breaks 9000

1999    Goldman Sachs becomes a public company

                                      5-B

                                   APPENDIX C

                             Statement of Intention
                      (applicable only to Class A shares)


          If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

          To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                                Escrow Agreement

          Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

          If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

                                      1-C

GOLDMAN SACHS BALANCED FUND
Statement of Investments
August 31, 1999

  Shares Description                                     Value
 Common Stocks - 55.1%
  Banks - 3.4%
  28,700 Bank of America Corp.                     $  1,736,350
  27,000 Bank One Corp.                               1,083,375
  18,500 Citigroup, Inc.                                822,094
  29,900 First Union Corp.                            1,240,850
  13,100 KeyCorp                                        379,900
  21,600 National City Corp.                            596,700
  16,200 State Street Corp.                             969,975
  20,400 Wells Fargo & Co.                              812,175
                                                   ------------
                                                      7,641,419
 --------------------------------------------------------------
  Chemical - 0.6%
   9,777 Du Pont (E.I.) de Nemours & Co.                619,617
   8,600 Minnesota Mining and Manufacturing Co.         812,700
                                                   ------------
                                                      1,432,317
 --------------------------------------------------------------
  Clothing - 0.3%
  24,100 The TJX Companies, Inc.                        695,888
 --------------------------------------------------------------
  Computer Hardware - 3.5%
  21,500 Cisco Systems, Inc.*                         1,457,969
  24,900 Compaq Computer Corp.                          577,369
  10,400 EMC Corp.*                                     624,000
   9,600 Hewlett-Packard Co.                          1,011,600
  18,100 International Business Machines, Inc.        2,254,581
   4,100 NCR Corp.*                                     179,375
  13,400 Sun Microsystems, Inc.*                      1,065,300
  12,900 Xerox Corp.                                    615,975
                                                   ------------
                                                      7,786,169
 --------------------------------------------------------------
  Computer Software - 2.1%
   6,600 CheckFree Holdings Corp.*                      193,050
  10,800 Computer Associates International, Inc.        610,200
  40,600 Microsoft Corp.*                             3,758,037
   5,400 Oracle Corp.*                                  197,100
                                                   ------------
                                                      4,758,387
 --------------------------------------------------------------
  Consumer Services - 0.9%
  15,700 Cendant Corp.*                                 281,619
  42,100 Service Corp. International                    581,506
  26,050 Valassis Communications, Inc.*               1,139,688
                                                   ------------
                                                      2,002,813
 --------------------------------------------------------------
  Defense/Aerospace - 0.5%
   9,600 Northrop Grumman Corp.                         696,000
   6,400 Raytheon Co.                                   429,600
                                                   ------------
                                                      1,125,600
 --------------------------------------------------------------
  Department Store - 0.7%
  27,000 Federated Department Stores, Inc.*           1,242,000
   8,400 The May Department Stores Co.                  328,125
                                                   ------------
                                                      1,570,125
 --------------------------------------------------------------
  Drugs - 4.3%
  37,600 American Home Products Corp.                 1,560,400
  22,400 Bristol-Myers Squibb Co.                     1,576,400
   9,200 Eli Lilly & Co.                                686,550
 --------------------------------------------------------------

  Shares Description                                   Value
 Common Stocks - (continued)
  Drugs - (continued)
  25,900 Merck & Co.                             $  1,740,156
  38,200 Pfizer, Inc.                               1,442,050
  17,900 Pharmacia & Upjohn, Inc.                     935,275
  11,600 Schering-Plough Corp.                        609,725
  14,700 Warner-Lambert Co.                           973,875
                                                 ------------
                                                    9,524,431
 ------------------------------------------------------------
  Electronics Equipment - 1.3%
   4,900 General Instrument Corp.*                    241,019
   1,500 General Motors Corp. (Hughes)*                77,250
   9,400 Lucent Technologies, Inc.                    602,188
   3,400 Motorola, Inc.                               313,650
   8,300 QUALCOMM, Inc.*                            1,595,156
                                                 ------------
                                                    2,829,263
 ------------------------------------------------------------
  Electrical Utilities - 2.3%
  29,400 AES Corp.*                                 1,784,212
  35,900 Entergy Corp.                              1,070,269
  14,000 FPL Group, Inc.                              756,000
   3,400 Pacificorp                                    69,488
  14,000 PG&E Corp.                                   424,375
  25,100 Unicom Corp.                                 969,487
                                                 ------------
                                                    5,073,831
 ------------------------------------------------------------
  Energy Resources - 2.3%
   5,600 Atlantic Richfield Co.                       492,450
  10,687 Conoco, Inc. Class B                         287,213
  18,000 Exxon Corp.                                1,419,750
   3,500 Mobil Corp.                                  358,313
  27,200 Occidental Petroleum Corp.                   589,900
  27,600 Royal Dutch Petroleum Co. ADR              1,707,750
   6,100 Tosco Corp.[_]                               155,550
   3,600 Unocal Corp.                                 150,750
                                                 ------------
                                                    5,161,676
 ------------------------------------------------------------
  Environmental Services - 0.5%
  54,500 Waste Management, Inc.                     1,188,781
 ------------------------------------------------------------
  Financial Services - 2.0%
   8,400 Countrywide Credit Industries, Inc.          269,850
  35,000 Federal Home Loan Mortgage Corp.           1,802,500
  25,800 Federal National Mortgage Association      1,602,825
  33,900 MBNA Corp.                                   836,906
                                                 ------------
                                                    4,512,081
 ------------------------------------------------------------
  Food & Beverage - 3.0%
   2,600 Anheuser-Busch Companies, Inc.               200,200
  66,360 Archer Daniels Midland Co.                   862,680
  18,800 Coca-Cola Co.                              1,124,475
  38,100 ConAgra, Inc.                                933,450
   5,000 H.J. Heinz Co.                               233,438
  60,400 Nabisco Group Holdings Corp.               1,072,100
  19,600 Pepsico, Inc.                                668,850
  53,000 Sara Lee Corp.                             1,175,937
   5,400 William Wrigley Jr. Co.                      422,887
                                                 ------------
                                                    6,694,017
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Shares Description                                               Value
 Common Stocks - (continued)
  Forest - 0.2%
  10,600 International Paper Co.                             $    498,863
 ------------------------------------------------------------------------
  Heavy Electrical - 1.4%
   5,100 Emerson Electric Co.                                     319,388
  25,400 General Electric Co.                                   2,852,737
                                                             ------------
                                                                3,172,125
 ------------------------------------------------------------------------
  Home Products - 2.1%
  18,700 Avon Products, Inc.                                      820,463
   7,600 Clorox Co.                                               343,900
  23,400 Colgate Palmolive Co.                                  1,251,900
   8,500 Ecolab, Inc.                                             319,281
  11,900 Procter & Gamble Co.                                   1,181,075
  25,600 Ralston-Ralston Purina Group                             704,000
                                                             ------------
                                                                4,620,619
 ------------------------------------------------------------------------
  Hotel - 0.6%
  14,300 Marriott International, Inc.                             489,775
  34,400 Starwood Hotels & Resorts Worldwide, Inc. Class B        819,150
                                                             ------------
                                                                1,308,925
 ------------------------------------------------------------------------
  Industrial Parts - 0.2%
   3,200 Ingersoll-Rand Co.                                       203,600
   1,900 Textron, Inc.                                            153,425
                                                             ------------
                                                                  357,025
 ------------------------------------------------------------------------
  Information Services - 1.0%
   8,682 At Home Corp. Series A*                                  348,365
   7,500 Automatic Data Processing, Inc.                          294,844
  21,200 First Data Corp.                                         932,800
   8,600 Galileo International, Inc.                              417,100
   2,440 VeriSign, Inc.*                                          264,283
                                                             ------------
                                                                2,257,392
 ------------------------------------------------------------------------
  Leisure - 0.2%
   3,000 Eastman Kodak Co.                                        220,312
   8,600 Hasbro, Inc.                                             210,163
                                                             ------------
                                                                  430,475
 ------------------------------------------------------------------------
  Life Insurance - 1.3%
  11,800 Aetna, Inc.                                              917,450
  10,100 Cigna Corp.                                              907,106
   4,900 Hartford Life, Inc.                                      212,844
   6,600 Nationwide Financial Services, Inc.                      240,900
  18,060 UNUMProvident Corp.                                      651,289
                                                             ------------
                                                                2,929,589
 ------------------------------------------------------------------------
  Media - 4.9%
  26,400 AH Belo Corp. Series A                                   499,950
  12,100 AMFM, Inc.*                                              595,925
  57,480 AT&T Corp.-Liberty Media Group*                        1,839,360
   8,900 Cablevision Systems Corp.*                               623,000
  35,900 CBS, Inc.*                                             1,687,300
 ------------------------------------------------------------------------

  Shares Description                                     Value
 Common Stocks - (continued)
  Media - (continued)
   6,864 Clear Channel Communications, Inc.*       $    480,909
  16,000 Comcast Corp.                                  522,000
   4,300 EchoStar Communications Corp.*                 359,588
  24,600 Infinity Broadcasting Corp.*                   665,737
  26,490 MediaOne Group, Inc.*                        1,741,717
  19,300 The Walt Disney Co.                            535,575
  22,700 Time Warner, Inc.                            1,346,394
                                                   ------------
                                                     10,897,455
 --------------------------------------------------------------
  Medical Products - 1.0%
  12,700 Baxter International, Inc.                     851,694
  11,700 Becton, Dickinson & Co.                        329,062
  11,100 Johnson & Johnson                            1,134,975
                                                   ------------
                                                      2,315,731
 --------------------------------------------------------------
  Medical Providers - 0.6%
  23,500 Columbia/HCA Healthcare Corp.                  578,687
  67,000 Healthsouth Corp.*                             548,563
   5,500 Tenet Healthcare Corp.*                         95,906
                                                   ------------
                                                      1,223,156
 --------------------------------------------------------------
  Motor Vehicle - 1.7%
  41,546 Delphi Automative Systems Corp.                778,988
  11,000 Federal-Mogul Corp.                            501,875
   6,600 Ford Motor Co.                                 344,025
  23,300 General Motors Corp.                         1,540,712
  12,500 TRW, Inc.                                      681,250
                                                   ------------
                                                      3,846,850
 --------------------------------------------------------------
  Oil Refining - 0.5%
  11,700 Texaco, Inc.                                   742,950
  13,000 USX-Marathon Group, Inc.                       404,625
                                                   ------------
                                                      1,147,575
 --------------------------------------------------------------
  Oil Services - 0.5%
  16,100 Schlumberger Ltd.                            1,074,675
 --------------------------------------------------------------
  Property Insurance - 1.6%
  30,700 Allstate Corp.                               1,007,344
   4,500 AMBAC Financial Group, Inc.                    237,656
   8,365 American International Group, Inc.             775,331
  14,500 Hartford Financial Services Group, Inc.        658,844
   5,400 Loews Corp.                                    423,900
  10,100 XL Capital Ltd.                                508,156
                                                   ------------
                                                      3,611,231
 --------------------------------------------------------------
  Publishing - 1.3%
  11,500 Central Newspapers, Inc.                       486,594
   6,900 Gannett Co.                                    468,769
  25,100 New York Times Co.                             980,468
  13,900 R.R. Donnelley & Sons Co.                      436,112
   2,800 Tribune Co.                                    261,275
  18,900 Ziff-Davis, Inc.*                              291,769
                                                   ------------
                                                      2,924,987
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                Value
 Common Stocks - (continued)
  Railroads - 0.3%
  21,500 Burlington Northern Santa Fe Corp.   $    623,500
 ---------------------------------------------------------
  Restaurants - 0.4%
   7,600 McDonald's Corp.                          314,450
  13,000 Tricon Global Restaurants, Inc.*          528,125
                                              ------------
                                                   842,575
 ---------------------------------------------------------
  Security/Asset Management - 0.1%
   3,700 Morgan Stanley Dean Witter & Co.          317,506
 ---------------------------------------------------------
  Semiconductors - 1.3%
  35,500 Intel Corp.                             2,917,656
 ---------------------------------------------------------
  Specialty Retail - 1.7%
   5,900 CVS Corp.                                 245,956
   8,200 Home Depot, Inc.                          501,225
  16,400 Tandy Corp.                               774,900
  43,600 Toys "R' Us, Inc.*                        602,225
  26,700 Wal-Mart Stores, Inc.                   1,183,144
  25,600 Walgreen Co.                              593,600
                                              ------------
                                                 3,901,050
 ---------------------------------------------------------
  Telephone - 3.5%
  13,600 Ameritech Corp.                           858,500
  29,749 AT&T Corp.                              1,338,705
  13,200 Bell Atlantic Corp.                       808,500
   8,100 BellSouth Corp.                           366,525
  13,500 GTE Corp.                                 926,437
  22,700 MCI Worldcom, Inc.*                     1,719,525
  19,900 SBC Communications, Inc.                  955,200
   5,900 Sprint Corp.                              261,813
  10,200 U.S. West, Inc.                           532,950
                                              ------------
                                                 7,768,155
 ---------------------------------------------------------
  Tobacco - 0.7%
  44,100 Philip Morris Companies, Inc.           1,650,994
 ---------------------------------------------------------
  Wireless - 0.3%
  20,200 Crown Castle International Corp.*         305,525
   5,300 Sprint Corp. (PCS Group) Series 1*        316,675
                                              ------------
                                                   622,200
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $112,392,806)                         $123,257,107
 ---------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Asset-Backed Securities - 4.9%
  Americredit Automobile Receivables Trust Series 1997-D, Class A3
  $1,725,000              5.88%                      12/05/2003                     $  1,701,012
  Americredit Automobile Receivables Trust Series 1998-A, Class A3
   1,100,000              6.24                       09/05/2003                        1,094,490
  Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       9,326              5.80                       06/15/2002                            9,317
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 Asset-Backed Securities - (continued)
  Contimortgage Home Equity Loan Series 1998-1, Class A5
  $3,000,000              6.43%                      04/15/2016                     $ 2,949,540
  Fasco Auto Trust Series 1996-1, Class A
      54,602              6.65                       11/15/2001                          54,709
  Fingerhut Master Trust Series 1996-1, Class A
      40,000              6.45                       02/20/2002                          40,012
  First Sierra Equipment Contract Trust Series 1998-1, Class A4
   1,350,000              5.63                       08/12/2004                       1,317,938
  Green Tree Financial Corp. Series 1998-6, Class M1
   2,000,000              6.63                       06/01/2030                       1,808,120
  IMC Home Equity Loan Series 1996 3A 7
   1,000,000              8.05                       08/01/2026                       1,049,063
  Mid State Trust Series 4, Class A
     635,240              8.33                       04/01/2030                         649,647
  Standard Credit Card Master Trust I Series 1995-9, Class A
     360,000              6.55                       10/07/2007                         356,285
 ----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $11,373,274)                                                                $11,030,133
 ----------------------------------------------------------------------------------------------
 Corporate Bonds - 15.0%
  Finance Bonds - 5.1%
  BankAmerica Corp.
  $1,000,000              7.75%                      07/15/2002                     $ 1,022,880
  Beneficial Corp.
   1,350,000              6.43                       04/10/2002                       1,340,023
  Capital One Bank
     500,000              6.39                       03/05/2001                         497,920
     150,000              6.15                       06/01/2001                         147,879
     300,000              6.76                       07/23/2002                         297,465
     590,000              7.15                       09/15/2006                         590,195
  Chelsea GCA Realty
     656,000              7.75                       01/26/2001                         653,658
  Citigroup, Inc.
     315,000              8.00                       02/01/2003                         324,226
  Comdisco, Inc.
     965,000              6.13                       01/15/2003                         923,206
     700,000              6.29                       06/30/2003                         673,253
  Conseco, Inc.
     320,000              7.60                       06/21/2001                         318,051
  Continental Bank
     100,000             12.50                       04/01/2001                         108,387
  Countrywide Capital Corp.
     330,000              8.05                       06/15/2027                         319,767
  Countrywide Home Loans, Inc.
     850,000              6.45                       02/27/2003                         833,255
  Fleet Mortgage Group, Inc.
     250,000              6.50                       06/15/2000                         250,302
  Ford Motor Credit Co.
     170,000              6.13                       04/28/2003                         164,920
  Golden West Financial Corp.
     200,000             10.25                       12/01/2000                         208,402
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal             Interest                       Maturity
    Amount                Rate                           Date                            Value
 Corporate Bonds - (continued)
  Finance Bonds - (continued)
  Liberty Property LP
  $  205,000                  7.10%                   08/15/2004                    $   195,182
  Long Island Savings Bank
     620,000                  6.20                    04/02/2001                        608,642
  Meditrust, Inc.
     270,000                  7.82                    09/10/2026                        240,932
  Providian National Bank
     250,000                  6.65                    02/01/2004                        237,315
  PXRE Capital Trust I
      65,000                  8.85                    02/01/2027                         51,691
  Riggs National Corp.
     280,000                  9.65                    06/15/2009                        294,675
  Simon Debartolo Group LP
     675,000                  6.63                    06/15/2003                        649,615
  Wells Fargo & Co.
     485,000                  6.63                    07/15/2004                        478,123
 ----------------------------------------------------------------------------------------------
  TOTAL FINANCE BONDS
  (Cost $11,834,601)                                                                $11,429,964
 ----------------------------------------------------------------------------------------------
  Industrial Bonds - 9.6%
  360 Communications Co.
  $  575,000                  7.13%                   03/01/2003                    $   576,472
  Adelphia Communications
     125,000                  7.88                    05/01/2009                        112,344
  Adelphia Communications Series B
     120,000                 10.25                    07/15/2000                        120,300
  Alaska Communications+
     125,000                  9.38                    05/15/2009                        117,813
  Allied Waste North America, Inc.
     250,000                  7.63                    01/01/2006                        230,000
  AMFM, Inc.
     250,000                 10.75                    05/15/2006                        268,750
  British Sky Broadcasting+
     240,000                  8.20%                   07/15/2009                        237,791
  CBS Corp.
     205,000                  8.88                    06/01/2001                        210,812
  Chancellor Media Corp.
     250,000                  8.00                    11/01/2008                        237,500
  Charter Commerce Holdings+~
     125,000             0.00/9.92                    04/01/2011                         75,000
  Charter Communications Holdings LLC+
     250,000                  8.25                    04/01/2007                        234,375
  CMS Energy Corp. Series B
     150,000                  7.38                    11/15/2000                        149,517
  Continental Airlines, Inc.
     339,546                  6.54                    09/15/2009                        325,805
  Crown Castle International Corp.+~
     250,000           0.00/10.375                    05/15/2011                        138,750
  Daimler Chrysler AG
      30,000                  7.45                    03/01/2027                         29,386
      60,000                  7.45                    02/01/2097                         56,318
 ----------------------------------------------------------------------------------------------

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                              Value
 Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  Federal-Mogul Corp.+
  $  250,000                7.50%                       01/15/2009                       $  228,255
  Ford Motor Co.
     300,000                6.63                        10/01/2028                          265,662
  Gulf Canada Resources Ltd.
      90,000                9.25                        01/15/2004                           90,199
  Hayes Lemmerz International, Inc. Series B
     250,000                8.25                        12/15/2008                          231,250
  Hertz Corp.
   1,055,000                6.00                        01/15/2003                        1,017,991
  Intermedia Communications, Inc.
     250,000                8.60                        06/01/2008                          221,250
  International Home Foods, Inc.
     250,000               10.38                        11/01/2006                          255,000
  ITT Corp.
      50,000                6.25                        11/15/2000                           48,627
  Joseph E Seagram & Sons, Inc.
     275,000                6.25                        12/15/2001                          270,102
  K Mart Corp.
     200,000                8.00                        12/13/2001                          198,502
  Lenfest Communications, Inc.
     300,000                8.38                        11/01/2005                          309,606
  Lyondell Chemical Co. Series B
     250,000                9.88                        05/01/2007                          253,750
  MCI Worldcom, Inc.
     275,000                6.40                        08/15/2005                          265,185
  Metronet Communications
     345,000              0/9.95                        06/15/2008                          261,337
  News America Holdings, Inc.
     345,000                8.50                        02/15/2005                          356,088
     135,000                8.00                        10/17/2016                          131,516
     300,000                7.25                        05/18/2018                          279,804
  Northwest Airlines Corp. Class C
     208,432                8.97                        01/02/2015                          212,100
  NWA Trust Class A
      57,900                8.26                        03/10/2006                           58,233
  Occidental Petroleum Corp.
      90,000                6.50                        04/01/2005                           85,784
     235,000                7.65                        02/15/2006                          234,902
  Orange PLC
     500,000                8.00                        08/01/2008                          475,000
  Oryx Energy Co.
     135,000                9.50                        11/01/1999                          135,626
  Owens Corning
     720,000                7.50                        05/01/2005                          692,374
  Packaging Corp. of America+
     125,000                9.63                        04/01/2009                          126,250
  Panamsat Corp.
   1,080,000                6.13                        01/15/2005                          984,377
  Paramount Communications
     200,000                5.88                        07/15/2000                          198,924
 --------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 1999

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                           Value
 Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  Pep Boys-Manny, Moe & Jack
  $  200,000                  6.52%                     07/16/2007                     $ 190,467
  Philip Morris Companies, Inc.
     400,000                  9.00                      01/01/2001                       411,400
     150,000                  7.00                      07/15/2005                       146,910
     195,000                  6.95                      06/01/2006                       195,412
  Raytheon Co.
     605,000                  6.45                      08/15/2002                       596,113
  RJR Nabisco, Inc.+
     355,000                  7.38                      05/15/2003                       348,617
  Rogers Cablesystems Ltd.
     115,000                  9.63                      08/01/2002                       117,875
  Safety-Kleen Corp.+
     250,000                  9.25                      05/15/2009                       246,875
  Safeway, Inc.
     265,000                  6.05                      11/15/2003                       254,215
  Sprint Capital Corp.
     100,000                  5.70                      11/15/2003                        94,838
     465,000                  5.88                      05/01/2004                       441,476
  Starwood Hotels & Resorts Worldwide, Inc.
     465,000                  6.75                      11/15/2003                       436,960
  Tele-Communications, Inc.
     125,000                  9.65                      10/01/2003                       131,760
  Telewest Communications PLC+
     125,000            0.00/11.00                      10/01/2007                       110,781
     250,000             0.00/9.25                      04/15/2009                       152,500
  Tenet Healthcare Corp.
     175,000                  8.63                      12/01/2003                       173,250
  Time Warner, Inc.
     445,000                  9.63                      05/01/2002                       471,268
     250,000                  7.98                      08/15/2004                       259,217
     565,000                  7.75                      06/15/2005                       572,916
  TRW, Inc.+
     460,000                  6.63                      06/01/2004                       447,726
  Tyco International Group
     875,000                  5.88                      11/01/2004                       822,544
  U.S. Home Corp.
     130,000                  7.95                      03/01/2001                       130,650
  United Rentals, Inc.*
     500,000                  8.80                      08/15/2008                       475,000
  US Air, Inc.
     312,531                  8.93                      04/15/2008                       342,687
  US West Capital Funding, Inc.+
     500,000                  6.88                      08/15/2001                       499,370
  USI American Holdings, Inc.
      60,000                  7.25                      12/01/2006                        57,047
  Viacom, Inc.
     900,000                  6.75                      01/15/2003                       885,330
  Williams Communications Solutions, Inc.
   1,125,000                  6.13                      02/15/2002                     1,104,997
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  WMX Technologies, Inc.
  $  320,000              6.38%                      12/01/2003                     $   292,819
 ----------------------------------------------------------------------------------------------
  TOTAL INDUSTRIAL BONDS
  (Cost $22,228,646)                                                                $21,419,647
 ----------------------------------------------------------------------------------------------
  Utility Bonds - 0.3%
  CE Electric UK Funding Co.+
  $  200,000              6.85%                      12/30/2004                     $   193,529
  Edison Mission Energy Funding Corp. Series A+
      70,863              6.77                       09/15/2003                          70,004
  Niagara Mohawk Power Corp.
     450,000              6.88                       04/01/2003                         451,921
 ----------------------------------------------------------------------------------------------
  TOTAL UTILITY BONDS
  (Cost $732,394)                                                                   $   715,454
 ----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $34,795,641)                                                                $33,565,065
 ----------------------------------------------------------------------------------------------
 Emerging Market Debt - 1.7%
  Financiera Energy Nacional
  $  120,000              9.38%                      06/15/2006                     $    87,372
  MRS Logistica SA
     100,000             10.63                       08/15/2005                          65,000
  National Power Corp.
     240,000              7.63                       11/15/2000                         240,000
  National Republic of Bulgaria#
     370,000              5.88                       07/28/2011                         253,912
  Petroleos Mexicanos+#
     350,000              9.37                       07/15/2005                         325,937
  Poland Communications, Inc.
     200,000              9.88                       11/01/2003                         199,000
  Province of Tucuman
     165,000              9.45                       08/01/2004                         127,463
  Republic of Brazil }
     370,537              8.00                       04/15/2014                         221,396
  Republic of Colombia
     120,000              8.63                       04/01/2008                          90,600
  Republic of Malaysia
     530,000              8.75                       06/15/2009                         524,896
  Republic of Panama
      10,000              9.38                       04/01/2029                           9,375
  Republic of Panama#
     618,480              6.08                       05/10/2002                         594,514
     330,000              4.25                       07/17/2014                         234,504
  Republic of Philippines
     350,000              8.88                       04/15/2008                         335,125
  Republic of Poland#
      70,000              4.00                       10/27/2024                          44,100
  United Mexican States
     250,000              6.25                       12/31/2019                         178,750
     380,000              6.25                       12/31/2019                         271,700
 ----------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $3,957,400)                                                                 $ 3,803,644
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                              Value
  Mortgage Backed Obligations - 18.2%
  Asset Securitization Corp. Series 1997-D4, Class A 1D
  $  450,000               7.49%                        04/14/2029                       $  453,830
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
   2,200,000               6.60                         11/19/2007                        2,103,508
  Collateralized Mortgage Obligation Trust Series 64, Class Z
     367,301               9.00                         11/20/2020                          378,335
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
     200,000               6.64                         09/17/2010                          188,097
  CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
     700,000               6.52                         07/17/2007                          668,598
  Federal Home Loan Mortgage Corp. (FHLMC)
   8,600,000               7.50                         10/01/2001                        8,548,916
     794,784               6.00                         12/01/2013                          757,032
   1,000,000               6.35                         03/25/2018                          993,430
   1,018,642               7.00                         06/01/2028                          989,987
     502,559               7.00                         08/01/2028                          488,422
     908,294               7.00                         09/01/2028                          882,743
   1,204,928               7.00                         12/01/2028                        1,171,033
  Federal National Mortgage Association (FNMA)
     211,665               6.50                         09/01/2025                          201,742
     216,816               6.50                         10/01/2025                          206,451
     285,819               6.50                         11/01/2025                          272,957
     395,288               6.50                         09/01/2027                          374,536
     344,804               6.50                         11/01/2027                          326,377
     361,905               6.50                         03/01/2028                          342,565
     539,113               6.50                         04/01/2028                          510,303
     849,127               6.50                         06/01/2028                          803,750
     165,461               6.50                         08/01/2028                          156,618
     754,087               6.50                         09/01/2028                          713,788
   4,000,000               6.50                         TBA-30 yr/\                       3,786,250
  Federal National Mortgage Association Principal-Only Stripped Security@*
   4,030,000               6.86                         10/09/2019                        1,009,394
  Federal National Mortgage Association Series 1993-31, Class PJ
   1,000,000               6.55                         10/25/2020                          987,210
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
     300,000               7.30                         12/18/2006                          298,875
  Government National Mortgage Association (GNMA)
     220,160               7.00                         02/15/2023                          214,861
     252,688               7.00                         04/15/2023                          245,739
     142,848               7.00                         05/15/2023                          139,410
   1,275,395               7.00                         07/15/2023                        1,242,762
     580,828               7.00                         08/15/2023                          566,848
     527,078               7.00                         09/15/2023                          514,391
     115,233               7.00                         10/15/2023                          112,064
     158,224               7.00                         11/15/2023                          154,071
     398,744               7.00                         12/15/2023                          387,778
   5,000,498               6.50                         11/15/2028                        4,731,972
   1,987,512               6.50                         01/15/2029                        1,874,462
     993,517               6.50                         04/15/2029                          937,006
 --------------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Mortgage Backed Obligations - (continued)
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
  $2,000,000              6.39%                      02/15/2030                     $ 1,929,700
 ----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $41,861,166)                                                                $40,665,811
 ----------------------------------------------------------------------------------------------
  Sovereign Credit - 2.0%
  Commonwealth of Australia
  $1,800,000              8.75%                      08/15/2008                     $ 1,335,978
  Federal Republic of Germany
   2,050,000              7.38                       01/03/2005                       2,456,466
  Province of Quebec
     200,000             13.25                       09/15/2014                         209,582
     445,000              7.50                       07/15/2023                         443,958
     105,000              5.74                       03/02/2026                         104,072
 ----------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $4,637,925)                                                                 $ 4,550,056
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 1999

   Principal            Interest                    Maturity
    Amount                Rate                        Date                               Value
  U.S. Treasury Obligations - 0.9%
  U.S. Treasury Principal-Only Stripped Securities0*
  $   500,000             6.13%                    08/15/2005                      $    346,470
    1,450,000             6.50                     05/15/2017                           460,897
    4,900,000             6.75                     08/15/2026[_]                        912,282
  U.S. Treasury Bills0
      100,000             4.39                     10/12/1999                            98,659
      100,000             4.56                     12/09/1999[_]                         98,658
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,006,631)                                                                $  1,916,966
 ----------------------------------------------------------------------------------------------
  Repurchase Agreement - 8.3%
  Joint Repurchase Agreement
  $18,500,000             5.52%                    09/01/1999                      $ 18,500,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $18,500,000)                                                               $ 18,500,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $229,524,843)                                                              $237,288,782
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.
 . Represents security with notional or nominal principal amounts. The actual effective yield of this security is different than the stated coupon due to amortization of related premiums.
 @ This security is issued with a zero-coupon. The interest rate disclosed for this security represents effective yield to maturity.
 + Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institu-tional buyers in transactions exempt from registration. Total market-value of Rule 144A securities amounted to $3,553,573 at August 31, 1999.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   August 31, 1999.
[_]Portions of these securities are being segregated as collateral for futures contracts, TBA securities, mortgage dollar rules and forward settlement sales.
 ~ These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
 /\TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally (+/-) 2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be deter-mined upon settlement when the specific mortgage pools are assigned.
 } Coupon consists of 5% cash payment and 3% paid-in-kind securities.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $229,524,843)                                                    $237,288,782
  Cash                                                                  191,272
  Receivables:
  Investment securities sold                                          9,177,898
  Dividends and interest, at value                                    1,227,661
  Fund shares sold                                                      131,478
  Forward foreign currency exchange contracts                            47,302
  Reimbursement from investment adviser                                  85,343
  Deferred organization expenses, net                                     1,507
  Other assets                                                           10,458
 ------------------------------------------------------------------------------
  Total assets                                                      248,161,701
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    23,720,847
  Fund shares repurchased                                               373,326
  Amounts owed to affiliates                                            243,370
  Forward foreign currency exchange contracts                            89,169
  Variation margin                                                       32,560
  Options written, at value (premium received $35,020)                   23,350
  Accrued expenses and other liabilities                                109,560
 ------------------------------------------------------------------------------
  Total liabilities                                                  24,592,182
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                   207,837,283
  Accumulated undistributed net investment income                     1,302,040
  Accumulated net realized gain from investment, futures, options
  and foreign currency related transactions                           6,981,891
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currency              7,448,305
 ------------------------------------------------------------------------------
  NET ASSETS                                                       $223,569,519
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                                $20.38
  Class B                                                                $20.26
  Class C                                                                $20.23
  Institutional                                                          $20.39
  Service                                                                $20.37
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             8,311,526
  Class B                                                             1,999,723
  Class C                                                               557,767
  Institutional                                                         115,786
  Service                                                                   727
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 10,985,529
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $21.57. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                      $1,270,413
  Interest(b)                                                        3,994,189
 ------------------------------------------------------------------------------
  Total income                                                       5,264,602
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                      928,470
  Distribution and service fees(c)                                     588,826
  Transfer agent fees(d)                                               266,379
  Custodian fees                                                        90,212
  Registration fees                                                     74,020
  Professional fees                                                     44,381
  Amortization of deferred organization expenses                         7,802
  Trustee fees                                                           6,426
  Service share fees                                                       445
  Other                                                                104,945
 ------------------------------------------------------------------------------
  Total expenses                                                     2,111,906
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                         (307,789)
 ------------------------------------------------------------------------------
  Net expenses                                                       1,804,117
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              3,460,485
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures, op-
  tions and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                            7,020,961
  Futures transactions                                              (1,033,898)
  Options written                                                       36,437
  Foreign currency related transactions                                (10,658)
  Net change in unrealized gain (loss) on:
  Investments                                                       (6,943,236)
  Futures                                                             (515,372)
  Options written                                                       11,670
  Translation of assets and liabilities denominated in foreign
  currencies                                                           (69,369)
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment, futures, options
  and foreign currency related transactions                         (1,503,465)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,957,020
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $11,258.
 (b) Taxes withheld on interest were $175.
 (c) The distribution and service fees for Class A, Class B and Class C were $268,705, $247,828, and $72,293, respectively.
 (d) The transfer agent fees for Class A, Class B, Class C, Institutional Class and Service Class were $204,217, $47,087, $13,736, $1,303 and $36, respectively.

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets

                                                 For the
                                               Seven-Month        For the
                                              Period Ended       Year Ended
                                             August 31, 1999  January 31, 1999
  From operations:
  Net investment income                         $  3,460,485      $  6,835,375
  Net realized gain (loss) from investment,
  futures, options and foreign currency
  related transactions                             6,012,842        (3,394,596)
  Net change in unrealized (loss) gain on
  investments, futures, options and
  translation of assets and liabilities
  denominated in foreign currencies               (7,516,307)        4,114,362
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                       1,957,020         7,555,141
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                  (2,035,907)       (5,454,393)
  Class B shares                                    (312,410)         (858,147)
  Class C shares                                     (88,561)         (325,754)
  Institutional shares                               (66,533)         (294,710)
  Service shares                                      (2,011)           (7,267)
 ------------------------------------------------------------------------------
  Total distributions to shareholders             (2,505,422)       (6,940,271)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                   22,988,417       116,979,156
  Reinvestment of dividends and
  distributions                                    2,398,095         6,132,572
  Cost of shares repurchased                     (60,433,602)      (69,069,832)
 ------------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from share transactions              (35,047,090)       54,041,896
 ------------------------------------------------------------------------------
  TOTAL (DECREASE) INCREASE                      (35,595,492)       54,656,766
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            259,165,011       204,508,245
 ------------------------------------------------------------------------------
  End of period                                 $223,569,519      $259,165,011
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment
  income                                        $  1,302,040      $    375,856
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Balanced Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trusts's Board of Trust-ees.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. Howev-er, the Fund does not amortize premiums on U.S. Government and corporate bonds.

 C. Mortgage Dollar Rolls -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and si-multaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

 D. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement

                                                     GOLDMAN SACHS BALANCED FUND
 date on investment securities transactions and forward exchange contracts;
 and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 E. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates. The Fund realizes gains or losses at the time a forward con-tract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Forward Sales Contracts -- The Fund may enter into forward security sales of mortgage backed securities in which the Fund sells securities in the cur-rent month for delivery of securities defined by pool stipulated characteris-tics on a specified future date. The value of the contract is recorded as a liability on the Fund's records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 1999
 J. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $230,983,624. Accordingly, the gross unrealized gain on investments was $17,288,053 and the gross unrealized loss on investments was $10,982,895 resulting in a net unrealized gain of $6,305,158.

 K. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 L. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management, ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .65% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, .01% of the average daily net as-sets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $308,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $46,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

                                                     GOLDMAN SACHS BALANCED FUND
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $126,000, $81,000 and $36,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the period ended August 31, 1999, were $212,138,434 and $245,629,642, respectively. Included in these amounts are purchases and proceeds of sales or maturities of governmental securities in the amounts of $110,169,982 and $114,104,720, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $19,000 of brokerage commissions from portfolio transactions.
   The Fund had the following outstanding forward foreign currency exchange contracts:

        Open Forward Foreign            Value on      Current   Unrealized Unrealized
      Currency Sale Contracts        Settlement Date   Value       Gain       Loss
 ------------------------------------------------------------------------------------
 Australian Dollar expiring 9/13/99       $1,388,771 $1,341,469    $47,302    $    --
 Euro currency expiring 9/14/99            2,489,205  2,578,374         --     89,169
 ------------------------------------------------------------------------------------
 Total forward open
 foreign currency sale contracts          $3,877,976 $3,919,843    $47,302    $89,169
 ------------------------------------------------------------------------------------

   The contractual amounts of the forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts. The Fund has recorded a "Receivable for forward for-eign currency exchange contracts" and a "Payable for forward foreign currency exchange contracts" of $47,302 and $89,169, respectively, relating to open forward foreign currency exchange contracts in the accompanying Statement of Assets and Liabilities.
   For the period ended August 31, 1999, written call option transactions in the Fund were as follows:

             Written Options               Number of Contracts Premium Received
 ------------------------------------------------------------------------------
 Balance outstanding, beginning of period           --             $     --
 Options written                                   329               71,457
 Options expired                                  (157)             (36,437)
 ------------------------------------------------------------------------------
 Balance outstanding, end of period                172             $ 35,020
 ------------------------------------------------------------------------------

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 1999
 changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At August 31, 1999 open futures contracts were as follows:

                    Number of Contracts   Settlement     Market     Unrealized
       Type            Long/(Short)         Month         Value     Gain (Loss)
 ------------------------------------------------------------------------------
 Euro Dollars                25             March 2000 $ 5,875,938   $ (42,659)
 2 Year U.S. Trea-
sury Note                    10          December 1999   2,070,000      (2,405)
 5 Year U.S. Trea-
sury Note                   (63)         December 1999  (6,800,063)        226
 10 Year U.S.
Treasury Note                (7)        September 1999    (770,000)      8,378
 10 Year U.S.
Treasury Note               (16)         December 1999  (1,749,750)      6,449
 20 Year U.S.
Treasury Bond               124         September 1999  14,178,625    (258,709)
 S&P 500 Index                5          December 1999   1,668,750        (178)
 ------------------------------------------------------------------------------
                                                       $14,473,500   $(288,898)
 ------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $18,500,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                        Principal    Interest  Maturity    Amortized
        Repurchase Agreement              Amount       Rate      Date         Cost
 --------------------------------------------------------------------------------------
 Banc of America Securities LLC       $1,300,000,000   5.52%  09/01/1999 $1,300,000,000
 --------------------------------------------------------------------------------------
 Bear Stearns & Co., Inc.                300,000,000   5.51   09/01/1999    300,000,000
 --------------------------------------------------------------------------------------
 Deutsche Bank Securities, Inc.        1,006,800,000   5.50   09/01/1999  1,006,800,000
 --------------------------------------------------------------------------------------
 Lehman Brothers, Inc.                   300,000,000   5.65   09/01/1999    300,000,000
 --------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.     200,000,000   5.50   09/01/1999    200,000,000
 --------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                $3,106,800,000
 --------------------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND

 8 CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $10,788 from paid-in capital and $28,879 from accumulated undistributed net investment income to accumulated net realized gain from investment, options, futures and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:


                          For the Seven-Month Period      For the Year Ended
                             Ended August 31, 1999         January 31, 1999
                          ----------------------------  ------------------------
                                Shares         Dollars      Shares       Dollars
                            -----------------------------------------------------
 Class A Shares
 Shares sold                   690,947  $   14,334,527   3,748,039  $ 76,506,479
 Reinvestments of divi-
dends and distributions         96,208       1,976,640     241,188     4,838,697
 Shares repurchased         (1,873,693)    (38,906,818) (2,655,783)  (53,412,703)
                            -----------------------------------------------------
                            (1,086,538)    (22,595,651)  1,333,444    27,932,473
 --------------------------------------------------------------------------------
 Class B Shares
 Shares sold                   222,544       4,589,209   1,305,421    26,769,887
 Reinvestments of divi-
dends and distributions         13,623         279,018      37,761       751,177
 Shares repurchased           (392,771)     (8,099,668)   (357,101)   (7,118,524)
                            -----------------------------------------------------
                              (156,604)     (3,231,441)    986,081    20,402,540
 --------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   109,915       2,268,065     532,005    10,982,657
 Reinvestments of divi-
dends and distributions          3,746          76,630      13,484       268,120
 Shares repurchased           (258,346)     (5,306,034)   (281,904)   (5,604,206)
                            -----------------------------------------------------
                              (144,685)     (2,961,339)    263,585     5,646,571
 --------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    86,577       1,782,979     108,930     2,247,577
 Reinvestments of divi-
dends and distributions          3,129          63,796      13,275       267,312
 Shares repurchased           (365,015)     (7,628,710)   (143,532)   (2,931,934)
                            -----------------------------------------------------
                              (275,309)     (5,781,935)    (21,327)     (417,045)
 --------------------------------------------------------------------------------
 Service Shares
 Shares sold                       682          13,637      22,926       472,556
 Reinvestments of divi-
dends and distributions             99           2,011         375         7,266
 Shares Repurchased            (24,012)       (492,372)       (123)       (2,465)
                            -----------------------------------------------------
                               (23,231)       (476,724)     23,178       477,357
 --------------------------------------------------------------------------------
 NET (DECREASE) INCREASE    (1,686,367) $  (35,047,090)  2,584,961  $ 54,041,896
 --------------------------------------------------------------------------------

 Goldman Sachs Balanced Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 17.18% of the ordi-nary income dividends paid from net investment income by the Fund qualify for the dividends received deduction available to corpora-tions.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset                                      In excess                 Net increase
                             value,      Net      Net realized   From net    of net                   (decrease)
                            beginning investment and unrealized investment investment    From net    in net asset
                            of period   income    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $20.48     $0.32        $(0.19)      $(0.23)    $  --        $  --         $(0.10)
  1999 - Class B Shares       20.37      0.22         (0.18)       (0.15)       --           --          (0.11)
  1999 - Class C Shares       20.34      0.23         (0.19)       (0.15)       --           --          (0.11)
  1999 - Institutional
  Shares                      20.48      0.53         (0.35)       (0.27)       --           --          (0.09)
  1999 - Service Shares       20.47      1.22         (1.14)       (0.18)       --           --          (0.10)
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       20.29      0.58          0.20        (0.59)       --           --           0.19
  1999 - Class B Shares       20.20      0.41          0.21        (0.45)       --           --           0.17
  1999 - Class C Shares       20.17      0.41          0.21        (0.45)       --           --           0.17
  1999 - Institutional
  Shares                      20.29      0.64          0.20        (0.65)       --           --           0.19
  1999 - Service Shares       20.28      0.53          0.21        (0.55)       --           --           0.19
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       18.78      0.57          2.66        (0.56)       --        (1.16)          1.51
  1998 - Class B Shares       18.73      0.50          2.57        (0.42)    (0.02)       (1.16)          1.47
  1998 - Class C Shares
  (commenced August 15,
  1997)                       21.10      0.25          0.24        (0.22)    (0.04)       (1.16)         (0.93)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   21.18      0.26          0.32        (0.23)    (0.08)       (1.16)         (0.89)
  1998 - Service Shares
  (commenced August 15,
  1997)                       21.18      0.22          0.32        (0.22)    (0.06)       (1.16)         (0.90)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.31      0.66          2.47        (0.66)       --        (1.00)          1.47
  1997 - Class B Shares
  (commenced May 1, 1996)     17.46      0.42          2.34        (0.42)    (0.07)       (1.00)          1.27
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.22      0.51          3.43        (0.50)       --        (0.35)          3.09
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

                                                                               Ratios assuming no voluntary waiver
                                                                                  of fees or expense limitations
                                                                               -----------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment    Portfolio
   value, end     Total        period    net expenses to       income to         expenses to          income to      turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net  assets  rate(e)
     $20.38        0.62%(d)   $169,395         1.10%(c)           2.58%(c)           1.32%(c)            2.36%(c)       90.41%(d)
      20.26        0.20(d)      40,515         1.85(c)            1.83(c)            2.07(c)             1.61(c)        90.41(d)
      20.23        0.18(d)      11,284         1.85(c)            1.84(c)            2.07(c)             1.62(c)        90.41(d)
      20.39        0.86(d)       2,361         0.70(c)            2.96(c)            0.92(c)             2.74(c)        90.41(d)
      20.37        0.39(d)          15         1.20(c)            2.46(c)            1.42(c)             2.24(c)        90.41(d)
      20.48        3.94        192,453         1.04               2.90               1.45                2.49          175.06
      20.37        3.15         43,926         1.80               2.16               2.02                1.94          175.06
      20.34        3.14         14,286         1.80               2.17               2.02                1.95          175.06
      20.48        4.25          8,010         0.73               3.22               0.95                3.00          175.06
      20.47        3.80            490         1.23               2.77               1.45                2.55          175.06
---------------------------------------------------------------------------------------------------------------------------------
      20.29       17.54        163,636         1.00               2.94               1.57                2.37          190.43
      20.20       16.71         23,639         1.76               2.14               2.07                1.83          190.43
      20.17        2.49(d)       8,850         1.77(c)            2.13(c)            2.08(c)             1.82(c)       190.43
      20.29        2.93(d)       8,367         0.76(c)            3.13(c)            1.07(c)             2.82(c)       190.43
      20.28        2.66(d)          16         1.26(c)            2.58(c)            1.57(c)             2.27(c)       190.43
---------------------------------------------------------------------------------------------------------------------------------
      18.78       18.59         81,410         1.00               3.76               1.77                2.99          208.11
      18.73       16.22(d)       2,110         1.75(c)            2.59(c)            2.27(c)             2.07(c)       208.11
---------------------------------------------------------------------------------------------------------------------------------
      17.31       28.10         50,928         1.00               3.65               1.90                2.75          197.10
---------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Balanced Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Balanced Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Balanced Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Investments
August 31, 1999

  Shares Description                                  Value
 Common Stocks - 89.8%
  Banks - 3.8%
   8,950 Citigroup, Inc.                         $   397,716
   5,900 State Street Corp.                          353,262
   2,500 Wells Fargo & Co.                            99,531
                                                 -----------
                                                     850,509
 -----------------------------------------------------------
  Chemical - 0.4%
   1,492 Du Pont (E.I.) de Nemours & Co.              94,556
 -----------------------------------------------------------
  Computer Hardware - 5.6%
   6,500 Cisco Systems, Inc.*                        440,781
   3,500 EMC Corp.*                                  210,000
   2,600 International Business Machines, Inc.       323,863
   3,400 Sun Microsystems, Inc.*                     270,300
                                                 -----------
                                                   1,244,944
 -----------------------------------------------------------
  Computer Software - 4.3%
   2,500 CheckFree Holdings Corp.*                    73,125
   9,500 Microsoft Corp. *                           879,344
                                                 -----------
                                                     952,469
 -----------------------------------------------------------
  Consumer Services - 2.1%
  15,000 Service Corp. International                 207,188
   5,900 Valassis Communications, Inc.*              258,125
                                                 -----------
                                                     465,313
 -----------------------------------------------------------
  Drugs - 10.6%
   6,800 American Home Products Corp.                282,200
   7,700 Bristol-Myers Squibb Co.                    541,887
   1,800 Eli Lilly & Co.                             134,325
   1,400 Merck & Co.                                  94,063
  12,500 Pfizer, Inc.                                471,875
   7,700 Schering-Plough Corp.                       404,731
   6,300 Warner-Lambert Co.                          417,375
                                                 -----------
                                                   2,346,456
 -----------------------------------------------------------
  Electronics Equipment - 2.4%
   2,700 QUALCOMM, Inc.*                             518,906
 -----------------------------------------------------------
  Electrical Utilities - 3.0%
  11,000 AES Corp.*                                  667,562
 -----------------------------------------------------------
  Energy Resources - 0.3%
   2,088 Conoco, Inc. Class B                         56,115
 -----------------------------------------------------------
  Environmental Services - 0.2%
   2,100 Waste Management, Inc.                       45,806
 -----------------------------------------------------------
  Financial Services - 5.6%
   9,000 Federal Home Loan Mortgage Corp.            463,500
   7,700 Federal National Mortgage Association       478,362
  12,200 MBNA Corp.                                  301,188
                                                 -----------
                                                   1,243,050
 -----------------------------------------------------------

  Shares Description                                              Value
 Common Stocks - (continued)
  Food & Beverage - 4.4%
   6,100 Coca-Cola Co.                                       $   364,856
   8,000 Nabisco Group Holdings Corp.                            142,000
   5,200 Pepsico, Inc.                                           177,450
   3,800 William Wrigley Jr. Co.                                 297,588
                                                             -----------
                                                                 981,894
 -----------------------------------------------------------------------
  Heavy Electrical - 1.9%
   3,800 General Electric Co.                                    426,788
 -----------------------------------------------------------------------
  Home Products - 6.5%
   7,700 Avon Products, Inc.                                     337,837
   8,700 Colgate Palmolive Co.                                   465,450
   4,600 Procter & Gamble Co.                                    456,550
   6,800 Ralston-Ralston Purina Group                            187,000
                                                             -----------
                                                               1,446,837
 -----------------------------------------------------------------------
  Hotel - 1.6%
   8,300 Marriott International, Inc.                            284,275
   2,700 Starwood Hotels & Resorts Worldwide, Inc. Class B        64,294
                                                             -----------
                                                                 348,569
 -----------------------------------------------------------------------
  Information Services - 3.3%
   2,708 At Home Corp. Series A*                                 108,658
   9,700 First Data Corp.                                        426,800
   3,500 Outdoor Systems Co.*                                    113,094
     700 VeriSign, Inc.*                                          75,819
                                                             -----------
                                                                 724,371
 -----------------------------------------------------------------------
  Leisure - 0.2%
  1,900  Hasbro, Inc.                                             46,431
 -----------------------------------------------------------------------
  Media - 13.2%
   7,100 AH Belo Corp.                                           134,456
  22,600 AT&T Corp.-Liberty Media Group*                         723,200
   9,800 CBS, Inc.*                                              460,600
   2,700 Comcast Corp.                                            88,088
   1,200 EchoStar Communications Corp.*                          100,350
   4,100 Infinity Broadcasting Corp.*                            110,956
   8,300 MediaOne Group, Inc. *                                  545,725
   3,500 The Walt Disney Co.                                      97,125
  11,000 Time Warner, Inc.                                       652,437
                                                             -----------
                                                               2,912,937
 -----------------------------------------------------------------------
  Medical Products - 1.3%
   2,700 Johnson & Johnson                                       276,075
 -----------------------------------------------------------------------
  Oil Services - 1.4%
   4,500 Schlumberger Ltd.                                       300,375
 -----------------------------------------------------------------------
  Property Insurance - 2.8%
   6,300 AMBAC Financial Group, Inc.                             332,719
   3,200 American International Group, Inc.                      296,600
                                                             -----------
                                                                 629,319
 -----------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Investments
August 31, 1999


  Shares Description                               Value
 Common Stocks - (continued)
  Publishing - 2.9%
   4,500 Gannett Co.                          $   305,719
   5,200 New York Times Co.                       203,125
   1,400 Tribune Co.                              130,637
                                              -----------
                                                  639,481
 --------------------------------------------------------
  Semiconductors - 2.4%
   6,500 Intel Corp.                              534,219
 --------------------------------------------------------
  Specialty Retail - 6.7%
   6,300 CVS Corp.                                262,631
   4,800 Home Depot, Inc.                         293,400
   4,500 Tandy Corp.                              212,625
   8,600 Wal-Mart Stores, Inc.                    381,088
  14,000 Walgreen Co.                             324,625
                                              -----------
                                                1,474,369
 --------------------------------------------------------
  Telephone - 2.1%
   6,100 MCI Worldcom, Inc.*                      462,075
 --------------------------------------------------------
  Wireless - 0.8%
   1,800 Sprint Corp. (PCS Group) Series 1*       107,550
   1,000 Telephone & Data Systems, Inc.            69,625
                                              -----------
                                                  177,175
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $20,170,418)                          $19,866,601
 --------------------------------------------------------

  Principal                   Interest Maturity
  Amount                      Rate     Date            Value
 Repurchase Agreement - 8.1%
  Joint Repurchase Agreement
  $1,800,000                   5.52%   09/01/1999 $ 1,800,000
 ------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,800,000)                               $ 1,800,000
 ------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $21,970,418)                              $21,666,601
 ------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $21,970,418)                                                    $21,666,601
  Cash                                                                213,713
  Receivables:
  Investment securities sold                                           47,623
  Dividends and interest                                                9,440
  Fund shares sold                                                  1,574,010
  Reimbursement from investment adviser                               188,359
 -----------------------------------------------------------------------------
  Total assets                                                     23,699,746
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   1,328,739
  Amounts owed to affiliates                                           22,776
  Accrued expenses and other liabilities                              213,411
 -----------------------------------------------------------------------------
  Total liabilities                                                 1,564,926
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  22,510,097
  Accumulated undistributed net investment income                       2,182
  Accumulated net realized loss from investment transactions          (73,642)
  Net unrealized loss on investments                                 (303,817)
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $22,134,820
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                        $     10.06
   Class B                                                        $     10.04
   Class C                                                        $     10.05
   Institutional                                                  $     10.07
   Service                                                        $     10.06
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          1,031,250
   Class B                                                            338,028
   Class C                                                            237,714
   Institutional                                                      594,127
   Service                                                                150
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                2,201,269
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $10.65. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Operations
For the Period Ended August 31, 1999(a)

  Investment income:
  Dividends                                                    $  18,353
  Interest                                                        19,206
 ------------------------------------------------------------------------
  Total income                                                    37,559
 ------------------------------------------------------------------------
  Expenses:
  Registration fees                                              136,700
  Custodian fees                                                  69,516
  Professional fees                                               34,741
  Management fees                                                 29,606
  Printing fees                                                   28,000
  Distribution and service fees(b)                                 6,989
  Transfer agent fees(c)                                           3,326
  Service share fees                                                   2
  Other                                                           34,999
 ------------------------------------------------------------------------
  Total expenses                                                 343,879
 ------------------------------------------------------------------------
  Less -- expenses reimbursed                                   (303,839)
 ------------------------------------------------------------------------
  Net expenses                                                    40,040
 ------------------------------------------------------------------------
  NET INVESTMENT LOSS                                             (2,481)
 ------------------------------------------------------------------------
  Realized and unrealized loss on investment transactions:
  Net realized loss from:
   Investment transactions                                       (73,642)
  Net change in unrealized loss on:
   Investments                                                  (303,817)
 ------------------------------------------------------------------------
  Net realized and unrealized loss on investment transactions   (377,459)
 ------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(379,940)
 ------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.
 (b) Class A, Class B and Class C had distribution and service fees of $2,430, $2,398 and $2,161, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $1,845, $456, $411, $613 and $1, respectively.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 1999(a)

  From operations:
  Net investment loss                                           $    (2,481)
  Net realized loss from investment transactions                    (73,642)
  Net change in unrealized loss on investments                     (303,817)
 ---------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (379,940)
 ---------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  22,791,503
  Reinvestment of dividends and distributions                            --
  Cost of shares repurchased                                      (276,743)
 ---------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions   22,514,760
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 22,134,820
 ---------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                    --
 ---------------------------------------------------------------------------
  End of period                                                 $22,134,820
 ---------------------------------------------------------------------------
  Accumulated undistributed net investment income               $     2,182
 ---------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service. The Fund commenced operations on May 24, 1999.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
 the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be in-creased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $69,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carry forward expiring in 2007 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $21,975,389. Accordingly, the gross unrealized gain on investments was $733,265 and the gross unrealized loss on investments was $1,042,053 resulting in a net unrealized loss of $308,788.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs reimbursed ap-proximately $304,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $68,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $16,000, $5,000 and $2,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $21,010,239 and $766,179, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid to the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $1,800,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                    Principal    Interest   Maturity    Amortized
          Repurchase Agreements       Amount       Rate       Date         Cost
 -----------------------------------------------------------------------------------
  Banc of America
  Securities LLC                  $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 -----------------------------------------------------------------------------------
  Bear Stearns & Co.,
  Inc.                               300,000,000     5.51  09/01/1999    300,000,000
 -----------------------------------------------------------------------------------
  Deutsche Bank
  Securities, Inc.                 1,006,800,000     5.50  09/01/1999  1,006,800,000
 -----------------------------------------------------------------------------------
  Lehman Brothers,
  Inc.                               300,000,000     5.65  09/01/1999    300,000,000
 -----------------------------------------------------------------------------------
  Salomon Smith
  Barney Holdings,
  Inc.                               200,000,000     5.50  09/01/1999    200,000,000
 -----------------------------------------------------------------------------------
   TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                           $3,106,800,000
 -----------------------------------------------------------------------------------

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

 8. CERTAIN RECLASSIFICATIONS AND OTHER MATTERS

 In accordance with Statement of Position 93-2, the Fund has reclassified $4,663 from paid-in capital to accumulated undistributed net investment in-come. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.
   As of August 31, 1999, the Goldman Sachs Group was the beneficial owner of approximately 23% of the outstanding share of the Fund.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended August 31, 1999 is as follows (a):

                                                   Shares      Dollars
                                               ------------------------
 Class A Shares
 Shares sold                                   $1,045,628  $10,768,656
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                               (14,378)    (145,441)
                                               ------------------------
                                                1,031,250   10,623,215
 ----------------------------------------------------------------------
 Class B Shares
 Shares sold                                      351,153    3,596,720
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                               (13,125)    (131,280)
                                               ------------------------
                                                  338,028    3,465,440
 ----------------------------------------------------------------------
 Class C Shares
 Shares sold                                      237,714    2,435,567
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                                    --           (2)
                                               ------------------------
                                                  237,714    2,435,565
 ----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                      594,129    5,989,060
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                                    (2)         (20)
                                               ------------------------
                                                  594,127    5,989,040
 ----------------------------------------------------------------------
 Service Shares
 Shares sold                                          150        1,500
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                                    --           --
                                               ------------------------
                                                      150        1,500
 ----------------------------------------------------------------------
 NET INCREASE                                   2,201,269  $22,514,760
 ----------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                           Income from
                                    investment operations(a)        Distributions to shareholders
                                   ----------------------------- ------------------------------------
                         Net asset    Net                                   In excess
                          value,   investment                     From net    of net                  Net increase
                         beginning   income     Net realized and investment investment    From net    in net asset
                         of period   (loss)     unrealized gain    income     income   realized gains    value
 FOR THE PERIOD ENDED AUGUST 31,
  1999 - Class A Shares
  (commenced May 24)      $10.00     $  --           $0.06          $--        $--          $--          $0.06
  1999 - Class B Shares
  (commenced May 24)       10.00     (0.03)(e)        0.07(e)        --         --           --           0.04
  1999 - Class C Shares
  (commenced May 24)       10.00     (0.03)(e)        0.08(e)        --         --           --           0.05
  1999 - Institutional
  Shares (commenced May
  24)                      10.00      0.01            0.06           --         --           --           0.07
  1999 - Service Shares
  (commenced May 24)       10.00     (0.01)           0.07           --         --           --           0.06
------------------------------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(c) Annualized.
(d) Not annualized.
(e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

                                                                              Ratios assuming no voluntary waiver of
                                                                                    fees or expense limitations
                                                                             -----------------------------------------
                            Net assets                         Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of             Ratio of        Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to     net investment loss to turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets  average net  assets     rate
     $10.06       0.60%(d)   $10,371          1.44%(c)          (0.17)%(c)         11.70%(c)            (10.43)%(c)      6.98%(d)
      10.04       0.40(d)      3,393          2.19(c)           (0.97)(c)          12.45(c)             (11.23)(c)       6.98(d)
      10.05       0.50(d)      2,388          2.19(c)           (0.99)(c)          12.45(c)             (11.25)(c)       6.98(d)
      10.07       0.70(d)      5,981          1.04(c)            0.24(c)           11.30(c)             (10.02)(c)       6.98(d)
      10.06       0.60(d)          2          1.54(c)           (0.24)(c)          11.80(c)             (10.50)(c)       6.98(d)
---------------------------------------------------------------------------------------------------------------------------------



 Goldman Sachs Strategic Growth Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 100% of the ordinary income div-idends paid from net investment income by the Fund qualify for the dividends received deduction available to corporations.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Strategic Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Strategic Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Strategic Growth Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Investments
August 31, 1999

  Shares  Description                                    Value
 Common Stocks - 96.5%
  Apparel - 2.6%
  425,200 Fruit of the Loom, Inc.*                 $  2,976,400
  356,300 Reebok International Ltd.*                  4,208,794
                                                   ------------
                                                      7,185,194
 --------------------------------------------------------------
  Banks - 5.0%
  388,500 Pacific Century Financial Corp.             7,211,531
   98,900 Republic of New York Corp.                  6,861,188
                                                   ------------
                                                     14,072,719
 --------------------------------------------------------------
  Business Services - 0.6%
  114,000 Modis Professional Services, Inc.*          1,802,625
 --------------------------------------------------------------
  Chemical - 1.9%
  202,900 IMC Global, Inc.                            3,233,719
   93,300 Millennium Chemicals, Inc.                  2,145,900
                                                   ------------
                                                      5,379,619
 --------------------------------------------------------------
  Clothing - 0.5%
   32,100 Ross Stores, Inc.                           1,336,163
 --------------------------------------------------------------
  Computer Hardware - 2.1%
  352,000 Inacom Corp.*                               3,432,000
   15,400 NCR Corp.*                                    673,750
   67,200 Quantum Corp. - DLT & Storage Systems*      1,230,600
   73,100 Quantum Corp. - Hard Disk Drive*              520,837
                                                   ------------
                                                      5,857,187
 --------------------------------------------------------------
  Computer Software - 0.7%
  234,400 Mentor Graphics Corp.*                      2,102,275
 --------------------------------------------------------------
  Consumer Durables - 1.6%
  193,600 Miller Herman, Inc.                         4,561,700
 --------------------------------------------------------------
  Defense/Aerospace - 2.3%
   89,200 Northrop Grumman Corp.                      6,467,000
 --------------------------------------------------------------
  Department Store - 3.1%
  155,700 Dillard's, Inc.                             3,658,950
  114,400 Federated Department Stores, Inc.*          5,262,400
                                                   ------------
                                                      8,921,350
 --------------------------------------------------------------
  Drugs - 2.6%
  318,600 Bergen Brunswig Corp.                       4,918,388
  298,700 Perrigo Co.*                                2,370,931
                                                   ------------
                                                      7,289,319
 --------------------------------------------------------------
  Electrical Utilities - 4.0%
  312,600 CMP Group, Inc.                             8,303,437
  166,300 Northeast Utilities*                        2,920,644
                                                   ------------
                                                     11,224,081
 --------------------------------------------------------------
  Energy Resources - 2.1%
  143,000 Occidental Petroleum Corp.                  3,101,312
  114,800 Tosco Corp.                                 2,927,400
                                                   ------------
                                                      6,028,712
 --------------------------------------------------------------

  Shares  Description                                               Value
 Common Stocks - (continued)
  Environmental Services - 2.1%
  214,500 Allied Waste Industries, Inc.*                      $  2,734,875
  291,200 Republic Services, Inc.*                               3,166,800
                                                              ------------
                                                                 5,901,675
 -------------------------------------------------------------------------
  Financial Services - 3.4%
  319,700 Sovereign Bancorp, Inc.                                3,206,991
  283,275 Waddell & Reed Financial, Inc. Class B                 6,462,211
                                                              ------------
                                                                 9,669,202
 -------------------------------------------------------------------------
  Food & Beverage - 4.2%
  276,570 Archer Daniels Midland Co.                             3,595,410
  432,400 Fleming Companies, Inc.                                5,215,825
  163,800 Nabisco Group Holdings Corp.                           2,907,450
                                                              ------------
                                                                11,718,685
 -------------------------------------------------------------------------
  Forest Product - 0.8%
   97,600 Georgia-Pacific Corp. (Timber Group)                   2,348,500
 -------------------------------------------------------------------------
  Heavy Electrical - 3.1%
    2,100 Cooper Industries, Inc.                                  108,938
  348,100 UCAR International, Inc.*                              8,484,937
                                                              ------------
                                                                 8,593,875
 -------------------------------------------------------------------------
  Heavy Machinery - 1.3%
  361,400 Agco Corp.                                             3,726,938
 -------------------------------------------------------------------------
  Hotel - 1.9%
   51,300 Promus Hotel Corp.*                                    1,490,906
  159,900 Starwood Hotels & Resorts Worldwide, Inc. Class B      3,807,619
                                                              ------------
                                                                 5,298,525
 -------------------------------------------------------------------------
  Industrial Parts - 1.9%
   59,200 Stanley Works                                          1,561,400
  244,900 Unova, Inc.*                                           3,688,806
                                                              ------------
                                                                 5,250,206
 -------------------------------------------------------------------------
  Information Services - 0.7%
   74,700 Dun & Bradstreet Corp.                                 1,956,206
 -------------------------------------------------------------------------
  Insurance - 1.3%
   77,100 Radian Group                                           3,570,694
 -------------------------------------------------------------------------
  Life Insurance - 2.2%
   56,400 Aetna, Inc.                                            4,385,100
   30,200 Reliastar Financial Corp.                              1,360,887
   13,700 Torchmark Corp.                                          390,450
                                                              ------------
                                                                 6,136,437
 -------------------------------------------------------------------------
  Media - 2.5%
  177,700 AH Belo Corp. Series A                                 3,365,194
   72,900 Media General, Inc.                                    3,572,100
                                                              ------------
                                                                 6,937,294
 -------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND

  Shares  Description                                  Value
 Common Stocks - (continued)
  Medical Providers - 8.6%
  143,000 HCR Manor Care, Inc.*                  $  2,797,437
  675,800 Health Management Association, Inc.*      5,406,400
  418,400 Healthsouth Corp.*                        3,425,650
  163,300 Quest Diagnostics, Inc.*                  4,317,244
  304,800 Tenet Healthcare Corp.*                   5,314,950
  358,700 Total Renal Care Holdings*                2,892,019
                                                 ------------
                                                   24,153,700
 ------------------------------------------------------------
  Motor Vehicle - 5.0%
   17,000 Dana Corp.                                  740,563
  142,900 Federal-Mogul Corp.                       6,519,812
  105,800 Lear Corp.*                               4,251,837
   46,500 TRW, Inc.                                 2,534,250
                                                 ------------
                                                   14,046,462
 ------------------------------------------------------------
  Oil Refining - 1.1%
   49,400 USX-Marathon Group, Inc.                  1,537,575
   69,600 Valero Energy Corp.                       1,479,000
                                                 ------------
                                                    3,016,575
 ------------------------------------------------------------
  Property Insurance - 8.6%
   78,800 CNA Financial Corp.*                      2,866,350
  154,400 Everest Reinsurance Holdings, Inc.        4,284,600
   98,400 Loews Corp.                               7,724,400
  104,800 Mercury General Corp.                     3,170,200
  198,500 Old Republic International Corp.          3,076,750
   61,800 XL Capital Ltd.                           3,109,312
                                                 ------------
                                                   24,231,612
 ------------------------------------------------------------
  Publishing - 1.6%
   72,100 R.R. Donnelley & Sons Co.                 2,262,137
   39,900 Times Mirror Co. Series A                 2,304,225
                                                 ------------
                                                    4,566,362
 ------------------------------------------------------------
  Railroads - 1.3%
  157,000 Canadian Pacific Ltd.                     3,679,688
 ------------------------------------------------------------
  Restaurants - 0.7%
  156,500 CBRL Group, Inc.                          2,054,063
 ------------------------------------------------------------
  Semiconductors - 4.5%
  179,900 Avnet, Inc.                               7,960,575
  223,237 Vishay Intertechnology, Inc.*             4,785,643
                                                 ------------
                                                   12,746,218
 ------------------------------------------------------------
  Specialty Retail - 2.5%
  124,300 Autozone, Inc.*                           2,959,894
  299,100 Toys "R' Us, Inc.*                        4,131,318
                                                 ------------
                                                    7,091,212
 ------------------------------------------------------------
  Steel - 1.0%
  281,500 Ispat International NV                    2,920,563
 ------------------------------------------------------------

  Shares  Description                                   Value
 Common Stocks - (continued)
  Shipping/Logistics - 1.9%
   65,300 CNF Transportation, Inc.                $  2,542,619
  127,700 Ryder Systems, Inc.                        2,817,381
                                                  ------------
                                                     5,360,000
 -------------------------------------------------------------
  Tobacco - 4.1%
  165,867 R.J. Reynolds Tobacco Holdings, Inc.*      4,550,976
  219,300 UST, Inc.                                  6,949,069
                                                  ------------
                                                    11,500,045
 -------------------------------------------------------------
  Unit Trust - 1.1%
   40,711 Mid Cap Spdr Trust Unit Series 1           3,012,614
 -------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $286,027,328)                             $271,715,295
 -------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                               Value
 Repurchase Agreement - 4.7%
  Joint Repurchase Agreement
  $13,300,000              5.52%                      09/01/1999                     $ 13,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $13,300,000)                                                                 $ 13,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $299,327,328)                                                                $285,015,295
 ------------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $299,327,328)                                                   $285,015,295
  Cash                                                                 160,027
  Receivables:
  Investment securities sold                                           982,971
  Dividends and interest                                               289,456
  Fund shares sold                                                     527,178
  Reimbursement from investment adviser                                 38,901
  Deferred organization expenses, net                                   15,801
  Other assets                                                          13,092
 ------------------------------------------------------------------------------
  Total assets                                                     287,042,721
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    4,865,367
  Fund shares repurchased                                              391,827
  Amounts owed to affiliates                                           256,492
  Accrued expenses and other liabilities                                78,345
 ------------------------------------------------------------------------------
  Total liabilities                                                  5,592,031
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  299,344,740
  Accumulated undistributed net investment income                    1,394,240
  Accumulated net realized loss from investment, options and
  foreign currency related transactions                             (4,976,257)
  Net unrealized loss on investments                               (14,312,033)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $281,450,690
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $18.42
  Class B                                                               $18.23
  Class C                                                               $18.24
  Institutional                                                         $18.45
  Service                                                               $18.31
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            2,665,019
  Class B                                                            1,745,500
  Class C                                                              537,622
  Institutional                                                     10,326,474
  Service                                                               10,364
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                15,284,979
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $19.49. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                     $ 2,410,349
  Interest                                                             608,359
 ------------------------------------------------------------------------------
  Total income                                                       3,018,708
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    1,332,432
  Distribution and service fees(b)                                     354,332
  Transfer agent fees(c)                                               166,262
  Registration fees                                                     99,373
  Custodian fees                                                        63,310
  Professional fees                                                     40,309
  Amortization of deferred organization expenses                         9,970
  Trustee fees                                                           6,426
  Service share fees                                                       656
  Other                                                                100,013
 ------------------------------------------------------------------------------
  Total expenses                                                     2,173,083
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                         (134,639)
 ------------------------------------------------------------------------------
  Net expenses                                                       2,038,444
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                980,264
 ------------------------------------------------------------------------------
  Realized and unrealized gain on investment and options transac-
  tions:
  Net realized gain from:
  Investment transactions                                           13,492,070
  Options written                                                      203,797
  Net change in unrealized loss on:
  Investments                                                       11,157,599
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment and options
  transactions                                                      24,853,466
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $25,833,730
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $16,497.
 (b) Class A, Class B and Class C had distribution and service fees of $93,442, $200,960, and $59,930, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $71,015, $38,183, $11,387, $45,624 and $53, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Statements of Changes in Net Assets

                                                 For the
                                               Seven-Month        For the
                                              Period Ended       Year Ended
                                             August 31, 1999  January 31, 1999
  From operations:
  Net investment income                         $    980,264     $   2,221,134
  Net realized gain from investment,
  options and foreign currency related
  transactions                                    13,695,867         6,435,290
  Net change in unrealized gain (loss) on
  investments and translation of assets and
  liabilities denominated in foreign
  currencies                                      11,157,599       (58,648,058)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                       25,833,730       (49,991,634)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                          --          (280,574)
  Class B shares                                          --            (3,078)
  Class C shares                                          --            (9,612)
  Institutional shares                                    --        (2,055,325)
  Service shares                                          --            (2,638)
  In excess of net investment income                      --
  Class A shares                                          --            (6,261)
  Class B shares                                          --               (69)
  Class C shares                                          --              (214)
  Institutional shares                                    --           (45,868)
  Service shares                                          --               (59)
  From net realized gain on investment and
  options transactions
  Class A shares                                  (4,331,730)       (3,498,210)
  Class B shares                                  (2,778,438)       (1,854,834)
  Class C shares                                    (868,578)         (536,322)
  Institutional shares                           (16,406,543)       (9,058,413)
  Service shares                                     (16,471)          (14,028)
 ------------------------------------------------------------------------------
  Total distributions to shareholders            (24,401,760)      (17,365,505)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                   40,482,737       203,854,529
  Reinvestment of dividends and
  distributions                                   23,418,266        16,585,994
  Cost of shares repurchased                     (99,881,814)     (199,307,468)
 ------------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from share transactions              (35,980,811)       21,133,055
 ------------------------------------------------------------------------------
  TOTAL DECREASE                                 (34,548,841)      (46,224,084)
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            315,999,531       362,223,615
 ------------------------------------------------------------------------------
  End of period                                 $281,450,690     $ 315,999,531
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions
  in excess of) net investment income           $  1,394,240     $     (31,716)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (formerly Mid Cap Equity) (the "Fund"). Effective May 1, 1999, the name of Goldman Sachs Mid Cap Equity Fund was changed to Goldman Sachs Mid Cap Value Fund. The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the ba-sis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the options written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $4,250,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carryforward expiring in 2006 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $300,053,164. Accordingly, the gross unrealized gain on investments was $21,113,780 and the gross unrealized loss on investments was $36,151,649 resulting in a net unrealized loss of $15,037,869.

 H. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 I. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

                                                GOLDMAN SACHS MID CAP VALUE FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, .10% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $135,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $25,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $186,000, $48,000 and $22,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $193,764,546 and $220,633,785, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $34,000 of brokerage commissions from portfolio transactions.
   For the period ended August 31, 1999, written call option transactions in the Fund were as follows:

  Written Options                         Number of Contracts Premium Received
 -----------------------------------------------------------------------------
  Balance outstanding, beginning of pe-
  riod                                              --           $      --
  Options written                                1,339             399,012
  Options assigned                                (242)           (130,304)
  Options terminated in closing purchase
  transactions                                    (660)           (128,591)
  Options expired                                 (437)           (140,117)
 -----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD                --           $      --
 -----------------------------------------------------------------------------

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a bro-ker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Sub-sequent payments for futures contracts ("variation margin") are paid or re-ceived by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                                GOLDMAN SACHS MID CAP VALUE FUND

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $13,300,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                               Principal    Interest   Maturity    Amortized
   Repurchase Agreements         Amount       Rate       Date         Cost
 ------------------------------------------------------------------------------
  Banc of America Securi-
  ties LLC                   $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.      300,000,000     5.51  09/01/1999    300,000,000
 ------------------------------------------------------------------------------
  Deutsche Bank Securities,
  Inc.                        1,006,800,000     5.50  09/01/1999  1,006,800,000
 ------------------------------------------------------------------------------
  Lehman Brothers, Inc.         300,000,000     5.65  09/01/1999    300,000,000
 ------------------------------------------------------------------------------
  Salomon Smith Barney
  Holdings, Inc.                200,000,000     5.50  09/01/1999    200,000,000
 ------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $3,106,800,000
 ------------------------------------------------------------------------------

 8. OTHER MATTERS AND CERTAIN RECLASSIFICATIONS

 As of August 31, 1999, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 65% of the outstanding shares of the Fund.
   In accordance with Statement of Position 93-2, the Fund has reclassified $13,374 from paid-in capital and $432,318 from accumulated net realized loss from investment, options and foreign currency related transactions to accumu-lated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                               Period Ended            For the Year Ended
                              August 31, 1999           January 31, 1999
                          ------------------------  -------------------------
                              Shares       Dollars      Shares        Dollars
 -----------------------------------------------------------------------------
 Class A Shares
 Shares sold               1,367,506  $ 26,553,720   6,897,312  $ 143,833,096
 Reinvestments of divi-
dends and distributions      214,436     4,213,683     198,815      3,620,601
 Shares repurchased       (2,756,189)  (54,358,686) (7,448,798)  (147,546,061)
                               -----------------------------------------------
                          (1,174,247)  (23,591,283)   (352,671)       (92,364)
 -----------------------------------------------------------------------------
 Class B Shares
 Shares sold                 232,886     4,652,883   1,238,560     27,854,158
 Reinvestments of divi-
dends and distributions      121,303     2,361,741      82,866      1,503,199
 Shares repurchased         (675,993)  (12,921,155)   (586,417)   (11,387,076)
                               -----------------------------------------------
                            (321,804)   (5,906,531)    735,009     17,970,281
 -----------------------------------------------------------------------------
 Class C Shares
 Shares sold                  98,072     2,005,005     499,586     10,988,153
 Reinvestments of divi-
dends and distributions       33,722       656,882      22,110        401,070
 Shares repurchased         (184,318)   (3,524,952)   (230,071)    (4,500,505)
                               -----------------------------------------------
                             (52,524)     (863,065)    291,625      6,888,718
 -----------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 348,804     7,246,129     967,052     20,867,072
 Reinvestments of divi-
dends and distributions      821,203    16,169,493     607,168     11,044,402
 Shares repurchased       (1,537,957)  (28,938,741) (1,801,025)   (35,855,143)
                               -----------------------------------------------
                            (367,950)   (5,523,119)   (226,805)    (3,943,669)
 -----------------------------------------------------------------------------
 Service Shares
 Shares sold                   1,188        25,000      15,505        312,050
 Reinvestments of divi-
dends and distributions          843        16,467         923         16,722
 Shares repurchased           (7,477)     (138,280)       (978)       (18,683)
                               -----------------------------------------------
                              (5,446)      (96,813)     15,450        310,089
 -----------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (1,921,971) $(35,980,811)    462,608  $  21,133,055
 -----------------------------------------------------------------------------

                                                GOLDMAN SACHS MID CAP VALUE FUND




 Goldman Sachs Mid Cap Value Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 29.85% of the ordi-nary income dividends paid by the Fund qualify for the dividend received deduction available for corporations.
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $26,791,369 as capital gain dividends paid during its period ended August 31, 1999.

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $18.38     $0.06        $1.71        $  --      $  --        $(1.73)       $ 0.04
  1999 - Class B Shares       18.29     (0.04)        1.71           --         --         (1.73)        (0.06)
  1999 - Class C Shares       18.30     (0.04)        1.71           --         --         (1.73)        (0.06)
  1999 - Institutional
  Shares                      18.37      0.09         1.72           --         --         (1.73)         0.08
  1999 - Service Shares       18.29      0.05         1.70           --         --         (1.73)         0.02
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       21.61      0.10        (2.38)       (0.07)        --         (0.88)        (3.23)
  1999 - Class B Shares       21.57     (0.05)       (2.35)          --         --         (0.88)        (3.28)
  1999 - Class C Shares       21.59     (0.05)       (2.34)       (0.02)        --         (0.88)        (3.29)
  1999 - Institutional
  Shares                      21.65      0.19        (2.38)       (0.21)        --         (0.88)        (3.28)
  1999 - Service Shares       21.62      0.03        (2.31)       (0.17)        --         (0.88)        (3.33)
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares
  (commenced August 15,
  1997)                       23.63      0.09         0.76        (0.06)     (0.04)        (2.77)        (2.02)
  1998 - Class B Shares
  (commenced August 15,
  1997)                       23.63      0.06         0.74        (0.09)        --         (2.77)        (2.06)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       23.63      0.06         0.76        (0.09)        --         (2.77)        (2.04)
  1998 - Institutional
  Shares                      18.73      0.16         5.66        (0.13)        --         (2.77)         2.92
  1998 - Service Shares
  (commenced July 18,
  1997)                       23.01      0.09         1.40        (0.11)        --         (2.77)        (1.39)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Institutional
  Shares                      15.91      0.24         3.77        (0.24)     (0.93)        (0.02)         2.82
 FOR THE PERIOD ENDED JANUARY 31,
  1996 - Institutional
  Shares (commenced August
  1, 1995)                    15.00      0.13         0.90        (0.12)        --            --          0.91
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND

                                                                                       Ratios assuming no
                                                                                       expense limitations
                                                                              -------------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total        period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net assets   rate
     $18.42        9.04%(d)   $49,081          1.29%(c)           0.43%(c)           1.37%(c)           0.35%(c)      68.84%(d)
      18.23        8.53(d)     31,824          2.04(c)           (0.33)(c)           2.12(c)           (0.41)(c)      68.84(d)
      18.24        8.52(d)      9,807          2.04(c)           (0.34)(c)           2.12(c)           (0.42)(c)      68.84(d)
      18.45        9.26(d)    190,549          0.89(c)            0.79(c)            0.97(c)            0.71(c)       68.84(d)
      18.31        8.97(d)        190          1.39(c)            0.38(c)            1.47(c)            0.30(c)       68.84(d)
      18.38      (10.48)       70,578          1.33               0.38               1.41               0.30          92.18
      18.29      (11.07)       37,821          1.93              (0.22)              2.01              (0.30)         92.18
      18.30      (11.03)       10,800          1.93              (0.22)              2.01              (0.30)         92.18
      18.37      (10.07)      196,512          0.87               0.83               0.95               0.75          92.18
      18.29      (10.48)          289          1.37               0.32               1.45               0.24          92.18
-------------------------------------------------------------------------------------------------------------------------------
      21.61        3.42(d)     90,588          1.35(c)            0.33(c)            1.47(c)            0.21(c)       62.60
      21.57        3.17(d)     28,743          1.85(c)           (0.20)(c)           1.97(c)           (0.32)(c)      62.60
      21.59        3.27(d)      6,445          1.85(c)           (0.23)(c)           1.97(c)           (0.35)(c)      62.60
      21.65       30.86       236,440          0.85               0.78               0.97               0.66          62.60
      21.62        6.30(d)          8          1.35(c)            0.63(c)            1.43(c)            0.51(c)       62.60
-------------------------------------------------------------------------------------------------------------------------------
      18.73       25.63       145,253          0.85               1.35               0.91               1.29          74.03
      15.91        6.89(d)    135,671          0.85(c)            1.67(c)            0.98(c)            1.54(c)       58.77(d)
-------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MID CAP VALUE FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust--Mid Cap Value Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Mid Cap Value Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of August 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Mid Cap Value Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
August 31, 1999

  Shares    Description                                      Value
 Common Stocks - 97.3%
  Banks - 4.2%
    401,149 Bank of America Corp.                    $   24,269,514
    746,800 Citigroup, Inc.                              33,185,925
    653,800 State Street Corp.                           39,146,275
    343,400 Wells Fargo & Co.                            13,671,613
                                                     --------------
                                                        110,273,327
 ------------------------------------------------------------------
  Chemical - 1.0%
    199,329 Du Pont (E.I.) de Nemours & Co.              12,632,475
    145,500 Minnesota Mining and Manufacturing Co.       13,749,750
                                                     --------------
                                                         26,382,225
 ------------------------------------------------------------------
  Computer Hardware - 6.9%
    872,050 Cisco Systems, Inc.*                         59,135,891
    424,300 EMC Corp.*                                   25,458,000
    444,900 International Business Machines, Inc.        55,417,856
    540,600 Sun Microsystems, Inc.*                      42,977,700
                                                     --------------
                                                        182,989,447
 ------------------------------------------------------------------
  Computer Software - 4.7%
    262,800 CheckFree Holdings Corp.*                     7,686,900
  1,261,400 Microsoft Corp.*                            116,758,337
                                                     --------------
                                                        124,445,237
 ------------------------------------------------------------------
  Consumer Services - 3.1%
    641,200 Cendant Corp.*                               11,501,525
  1,699,680 Service Corp. International                  23,476,830
  1,055,670 Valassis Communications, Inc.*               46,185,563
                                                     --------------
                                                         81,163,918
 ------------------------------------------------------------------
  Drugs - 10.0%
    780,300 American Home Products Corp.                 32,382,450
    906,800 Bristol-Myers Squibb Co.                     63,816,050
    268,200 Eli Lilly & Co.                              20,014,425
    401,100 Merck & Co.                                  26,948,906
  1,545,460 Pfizer, Inc.                                 58,341,115
    467,400 Schering-Plough Corp.                        24,567,713
    595,800 Warner-Lambert Co.                           39,471,750
                                                     --------------
                                                        265,542,409
 ------------------------------------------------------------------
  Electronics Equipment - 3.8%
    192,920 General Instrument Corp.*                     9,489,253
    381,840 Lucent Technologies, Inc.                    24,461,625
    343,400 QUALCOMM, Inc.*                              65,997,187
                                                     --------------
                                                         99,948,065
 ------------------------------------------------------------------
  Electrical Utilities - 2.7%
  1,190,500 AES Corp.*                                   72,248,469
 ------------------------------------------------------------------

  Shares    Description                                                 Value
 Common Stocks - (continued)
  Energy Resources - 2.7%
     70,800 Atlantic Richfield Co.                              $    6,225,975
    419,544 Conoco, Inc. Class B                                    11,275,233
    269,500 Exxon Corp.                                             21,256,812
    143,000 Mobil Corp.                                             14,639,625
    181,800 Royal Dutch Petroleum Co. ADR                           11,248,875
    143,800 Unocal Corp.                                             6,021,625
                                                                --------------
                                                                    70,668,145
 -----------------------------------------------------------------------------
  Environmental Services - 0.6%
    767,600 Waste Management, Inc.                                  16,743,275
 -----------------------------------------------------------------------------
  Financial Services - 4.3%
    799,500 Federal Home Loan Mortgage Corp.                        41,174,250
    634,700 Federal National Mortgage Association                   39,430,737
  1,368,480 MBNA Corp.                                              33,784,350
                                                                --------------
                                                                   114,389,337
 -----------------------------------------------------------------------------
  Food & Beverage - 4.1%
    775,800 Coca-Cola Co.                                           46,402,537
    994,560 Nabisco Group Holdings Corp.                            17,653,440
    793,000 Pepsico, Inc.                                           27,061,125
    217,880 William Wrigley Jr. Co.                                 17,062,728
                                                                --------------
                                                                   108,179,830
 -----------------------------------------------------------------------------
  Heavy Electrical - 3.4%
    795,300 General Electric Co.                                    89,322,131
 -----------------------------------------------------------------------------
  Home Products - 6.6%
    752,900 Avon Products, Inc.                                     33,033,487
    311,200 Clorox Co.                                              14,081,800
    944,400 Colgate Palmolive Co.                                   50,525,400
    455,000 Ecolab, Inc.                                            17,090,938
    318,680 Procter & Gamble Co.                                    31,628,990
  1,037,300 Ralston-Ralston Purina Group                            28,525,750
                                                                --------------
                                                                   174,886,365
 -----------------------------------------------------------------------------
  Hotel - 1.1%
    574,740 Marriott International, Inc.                            19,684,845
    373,180 Starwood Hotels & Resorts Worldwide, Inc. Class B        8,886,349
                                                                --------------
                                                                    28,571,194
 -----------------------------------------------------------------------------
  Information Services - 3.5%
    353,026 At Home Corp. Series A*                                 14,165,168
    304,800 Automatic Data Processing, Inc.                         11,982,450
    872,160 First Data Corp.                                        38,375,040
    351,900 Galileo International, Inc.                             17,067,150
    106,400 VeriSign, Inc.*                                         11,524,450
                                                                --------------
                                                                    93,114,258
 -----------------------------------------------------------------------------
  Leisure - 0.3%
    350,690 Hasbro, Inc.                                             8,569,987
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

  Shares    Description                                   Value
 Common Stocks - (continued)
  Life Insurance - 0.7%
    199,300 Hartford Life, Inc.                   $    8,657,094
    269,800 Nationwide Financial Services, Inc.        9,847,700
                                                  --------------
                                                      18,504,794
 ---------------------------------------------------------------
  Media - 14.3%
  1,068,400 AH Belo Corp. Series A                    20,232,825
    494,400 AMFM, Inc.*                               24,349,200
  2,319,900 AT&T Corp.-Liberty Media Group*           74,236,800
    364,700 Cablevision Systems Corp.*                25,529,000
    959,100 CBS, Inc.*                                45,077,700
    278,912 Clear Channel Communications, Inc.*       19,541,272
    648,600 Comcast Corp.                             21,160,575
    172,740 EchoStar Communications Corp.*            14,445,383
    998,400 Infinity Broadcasting Corp.*              27,019,200
    659,200 MediaOne Group, Inc.*                     43,342,400
    340,800 The Walt Disney Co.                        9,457,200
    913,620 Time Warner, Inc.                         54,189,086
                                                  --------------
                                                     378,580,641
 ---------------------------------------------------------------
  Medical Products - 1.1%
    295,700 Johnson & Johnson                         30,235,325
 ---------------------------------------------------------------
  Oil Refining - 0.9%
    353,300 Texaco, Inc.                              22,434,550
 ---------------------------------------------------------------
  Oil Services - 1.6%
    652,900 Schlumberger Ltd.                         43,581,075
 ---------------------------------------------------------------
  Property Insurance - 1.5%
    170,400 AMBAC Financial Group, Inc.                8,999,250
    341,721 American International Group, Inc.        31,673,265
                                                  --------------
                                                      40,672,515
 ---------------------------------------------------------------
  Publishing - 3.0%
    470,200 Central Newspapers, Inc.                  19,895,338
    276,500 Gannett Co.                               18,784,719
    444,100 New York Times Co.                        17,347,656
    113,300 Tribune Co.                               10,572,306
    771,970 Ziff-Davis, Inc.*                         11,917,287
                                                  --------------
                                                      78,517,306
 ---------------------------------------------------------------
  Restaurants - 0.5%
    309,000 McDonald's Corp.                          12,784,875
 ---------------------------------------------------------------
  Semiconductors - 2.5%
    813,600 Intel Corp.                               66,867,750
 ---------------------------------------------------------------

  Shares    Description                                  Value
 Common Stocks - (continued)
  Specialty Retail - 5.0%
    229,600 CVS Corp.                            $    9,571,450
    331,700 Home Depot, Inc.                         20,275,162
    666,800 Tandy Corp.                              31,506,300
  1,076,800 Wal-Mart Stores, Inc.                    47,715,700
  1,027,120 Walgreen Co.                             23,816,345
                                                 --------------
                                                    132,884,957
 --------------------------------------------------------------
  Telephone - 1.7%
    598,200 MCI Worldcom, Inc.*                      45,313,650
 --------------------------------------------------------------
  Tobacco - 0.5%
    372,100 Philip Morris Companies, Inc.            13,930,494
 --------------------------------------------------------------
  Wireless - 1.0%
    823,420 Crown Castle International Corp.*        12,454,228
    219,400 Sprint Corp. (PCS Group) Series 1*       13,109,150
                                                 --------------
                                                     25,563,378
 --------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,840,883,671)                          $2,577,308,929
 --------------------------------------------------------------

  Principal    Interest Maturity
  Amount       Rate     Date                Value
 Repurchase Agreement - 2.8%
  Joint Repurchase Agreement
  $74,800,000    5.52%  09/01/1999 $   74,800,000
 ------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $74,800,000)               $   74,800,000
 ------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,915,683,671)            $2,652,108,929
 ------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $1,915,683,671)                                               $2,652,108,929
  Cash                                                                 185,639
  Receivables:
  Investment securities sold                                         6,436,588
  Dividends and interest                                             2,006,467
  Fund shares sold                                                   5,485,954
  Reimbursement from investment adviser                                138,511
  Other assets                                                          66,534
 -----------------------------------------------------------------------------
  Total assets                                                   2,666,428,622
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   10,286,307
  Fund shares repurchased                                            2,554,553
  Amounts owed to affiliates                                         3,417,903
  Accrued expenses and other liabilities                               242,887
 -----------------------------------------------------------------------------
  Total liabilities                                                 16,501,650
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                1,738,017,305
  Accumulated net realized gain from investment transactions       175,484,409
  Net unrealized gain on investments                               736,425,258
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $2,649,926,972
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                              $24.96
   Class B                                                              $24.37
   Class C                                                              $24.33
   Institutional                                                        $25.06
   Service                                                              $24.88
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          78,962,794
   Class B                                                          13,533,620
   Class C                                                           3,586,830
   Institutional                                                    10,182,508
   Service                                                             259,935
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            106,525,687
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $26.41. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations

For the Seven-Month Period Ended August 31, 1999


  Investment income:

  Dividends(a)                                                     $ 12,584,079
  Interest                                                            1,074,501
  -----------------------------------------------------------------------------
  Total income                                                       13,658,580
  -----------------------------------------------------------------------------

  Expenses:

  Management fees                                                    15,000,472
  Distribution and service fees(b)                                    5,174,492
  Transfer agent fees(c)                                              2,720,617
  Registration fees                                                     167,581
  Custodian fees                                                        139,396
  Professional fees                                                      34,846
  Service share fees                                                     16,691
  Trustee fees                                                            6,426
  Other                                                                 169,017
  -----------------------------------------------------------------------------
  Total expenses                                                     23,429,538
  -----------------------------------------------------------------------------
  Less--expenses reimbursed                                            (457,262)
  -----------------------------------------------------------------------------
  Net expenses                                                       22,972,276
  -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (9,313,696)
  -----------------------------------------------------------------------------

  Realized and unrealized gain (loss)
    on investment transactions:

  Net realized gain from:
    Investment transactions                                         120,162,134
  Net change in unrealized gain on:
    Investments                                                     (19,552,612)
  -----------------------------------------------------------------------------
  Net realized and unrealized gain on
    investment transactions                                         100,609,522
  -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                $ 91,295,826
  -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $43,301.
 (b) Class A, Class B and Class C had distribution and service fees of $2,987,611, $1,739,629 and $447,252, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $2,270,583, $330,530, $84,978, $33,191 and $1,335, respectively.


The accompanying notes are an integral part of these financial statements.    9

GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets

                                                For the
                                              Seven-Month
                                              Period Ended       For the
                                               August 31,       Year Ended
                                                  1999       January 31, 1999
  From operations:
  Net investment loss                        $   (9,313,696)   $   (4,273,950)
  Net realized gain from investment
  transactions                                  120,162,134       133,916,314
  Net change in unrealized gain on
  investments                                   (19,552,612)      392,953,579
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                     91,295,826       522,595,943
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment
  transactions
  Class A shares                                         --       (59,433,653)
  Class B shares                                         --        (6,254,745)
  Class C shares                                         --        (1,535,180)
  Institutional shares                                   --          (949,782)
  Service shares                                         --           (97,173)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                    --       (68,270,533)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                 705,992,404       958,527,625
  Reinvestment of dividends and
  distributions                                          --        63,389,050
  Cost of shares repurchased                   (481,582,281)     (452,101,755)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from
  share transactions                            224,410,123       569,814,920
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                315,705,949     1,024,140,330
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                         2,334,221,023     1,310,080,693
 -----------------------------------------------------------------------------
  End of period                              $2,649,926,972    $2,334,221,023
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999, the aggregate cost of portfolio securities for federal income tax purposes is $1,915,867,079. Accordingly, the gross unrealized gain on investments was $836,210,220 and the gross unrealized loss on investments was $99,968,370 resulting in a net unrealized gain of $736,241,850.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, the adviser is entitled to a fee, computed daily and pay-able monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $457,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $966,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $2,255,000, $769,000, and $394,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $652,019,035 and $458,198,147, respectively.
   For the period ended August 31, 1999 Goldman Sachs earned approximately $32,000 of brokerage commissions from portfolio transactions.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement,the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $74,800,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                           Principal    Interest   Maturity    Amortized
  Repurchase Agreements                      Amount       Rate       Date         Cost
 ------------------------------------------------------------------------------------------
  Banc of America Securities LLC         $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ------------------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.                  300,000,000     5.51  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Deutsche Bank Securities, Inc.          1,006,800,000     5.50  09/01/1999  1,006,800,000
 ------------------------------------------------------------------------------------------
  Lehman Brothers, Inc.                     300,000,000     5.65  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.       200,000,000     5.50  09/01/1999    200,000,000
 ------------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                   $3,106,800,000
 ------------------------------------------------------------------------------------------

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $4,273,950 and $9,313,696 from accumulated net realized gain from investment transactions to paid-in capital and accumulated net investment income, re-spectively. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax ba-sis.

GOLDMAN SACHS CAPITAL GROWTH FUND

August 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                           Period Ended August 31,        For the Year Ended
                                   1999                    January 31, 1999
                        ---------------------------    ------------------------
                              Shares        Dollars       Shares        Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold              12,642,498  $ 314,261,490   32,045,496  $ 679,898,165
 Reinvestments of divi-
dends and distributions           --             --    2,523,862     55,320,129
 Shares repurchased      (16,595,373)  (416,956,361) (19,634,822)  (411,065,361)
                        -------------------------------------------------------
                          (3,952,875)  (102,694,871)  14,934,536    324,152,933
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold               4,426,589    107,188,155    8,217,516    174,195,041
 Reinvestments of divi-
dends and distributions           --             --      269,890      5,814,080
 Shares repurchased         (922,539)   (22,536,793)    (692,115)   (14,198,964)
                        -------------------------------------------------------
                           3,504,050     84,651,362    7,795,291    165,810,157
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold               1,430,606     34,761,116    2,456,617     52,140,496
 Reinvestments of divi-
dends and distributions           --             --       62,802      1,350,138
 Shares repurchased         (404,991)    (9,881,726)    (254,033)    (5,309,819)
                        -------------------------------------------------------
                           1,025,615     24,879,390    2,265,386     48,180,815
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               9,692,869    245,837,614    2,253,646     49,347,338
 Reinvestments of divi-
dends and distributions           --             --       36,717        807,532
 Shares repurchased       (1,248,315)   (31,382,873)    (946,047)   (21,160,240)
                        -------------------------------------------------------
                           8,444,554    214,454,741    1,344,316     28,994,630
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                 164,617      3,944,029      140,100      2,946,585
 Reinvestments of divi-
dends and distributions           --             --        4,439         97,171
 Shares repurchased          (33,428)      (824,528)     (15,887)      (367,371)
                        -------------------------------------------------------
                             131,189      3,119,501      128,652      2,676,385
 ------------------------------------------------------------------------------
 NET INCREASE              9,152,533  $ 224,410,123   26,468,181  $ 569,814,920
 ------------------------------------------------------------------------------

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 Goldman Sachs Capital Growth Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 85.86% of the ordi-nary income dividends paid from net investment income by the Fund qualify for the dividends received deduction available to corpora-tions.

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                          Income from investment
                                               operations(a)          Distributions to shareholders
                                         ------------------------- ------------------------------------
                               Net asset    Net                               In excess                 Net increase
                                value,   investment  Net realized   From net    of net                   (decrease)
                               beginning   income   and unrealized investment investment    From net    in net asset
                               of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares         $24.03     $(0.08)      $1.01        $  --      $  --        $  --         $0.93
  1999 - Class B Shares          23.57      (0.17)       0.97           --         --           --          0.80
  1999 - Class C Shares          23.52      (0.16)       0.97           --         --           --          0.81
  1999 - Institutional
  Shares                         24.07      (0.02)       1.01           --         --           --          0.99
  1999 - Service Shares          23.96      (0.08)       1.00           --         --           --          0.92
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares          18.48      (0.03)       6.35           --         --        (0.77)         5.55
  1999 - Class B Shares          18.27      (0.12)       6.19           --         --        (0.77)         5.30
  1999 - Class C Shares          18.24      (0.10)       6.15           --         --        (0.77)         5.28
  1999 - Institutional
  Shares                         18.45       0.01        6.38           --         --        (0.77)         5.62
  1999 - Service Shares          18.46      (0.04)       6.31           --         --        (0.77)         5.50
 -------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares          16.73       0.02        4.78        (0.01)     (0.01)       (3.03)         1.75
  1998 - Class B Shares          16.67       0.02        4.61           --         --        (3.03)         1.60
  1998 - Class C Shares
  (commenced August 15,
  1997)                          19.73      (0.02)       1.60           --      (0.04)       (3.03)        (1.49)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                      19.88       0.02        1.66        (0.01)     (0.07)       (3.03)        (1.43)
  1998 - Service Shares
  (commenced August 15, 1997)    19.88      (0.01)       1.66           --      (0.04)       (3.03)        (1.42)
 -------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares          14.91       0.10        3.56        (0.10)     (0.02)       (1.72)         1.82
  1997 - Class B Shares
  (commenced May 1, 1996)        15.67       0.01        2.81        (0.01)     (0.09)       (1.72)         1.00
 -------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares          13.67       0.12        3.93        (0.12)        --        (2.69)         1.24
 -------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

                                                                             Ratios assuming no voluntary waiver
                                                                               of fees or expense limitations
                                                                            -------------------------------------
                           Net assets                         Ratio of                              Ratio of
   Net asset               at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total      period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)  (in 000s)  average net assets average net assets average net assets average net assets   rate
     $24.96      3.87%(d)  $1,971,097        1.44%(c)          (0.53)%(c)          1.47%(c)          (0.56)%(c)     18.16%(d)
      24.37      3.39(d)      329,870        2.19(c)           (1.29)(c)           2.22(c)           (1.32)(c)      18.16(d)
      24.33      3.44(d)       87,284        2.19(c)           (1.29)(c)           2.22(c)           (1.32)(c)      18.16(d)
      25.06      4.11(d)      255,210        1.04(c)           (0.20)(c)           1.07(c)           (0.23)(c)      18.16(d)
      24.88      3.84(d)        6,466        1.54(c)           (0.65)(c)           1.57(c)           (0.68)(c)      18.16(d)
      24.03     34.58       1,992,716        1.42              (0.18)              1.58              (0.34)         30.17
      23.57     33.60         236,369        2.19              (0.98)              2.21              (1.00)         30.17
      23.52     33.55          60,234        2.19              (1.00)              2.21              (1.02)         30.17
      24.07     35.02          41,817        1.07               0.11               1.09               0.09          30.17
      23.96     34.34           3,085        1.57              (0.37)              1.59              (0.39)         30.17
 ----------------------------------------------------------------------------------------------------------------------------
      18.48     29.71       1,256,595        1.40               0.08               1.65              (0.17)         61.50
      18.27     28.73          40,827        2.18              (0.77)              2.18              (0.77)         61.50
      18.24      8.83(d)        5,395        2.21(c)           (0.86)(c)           2.21(c)           (0.86)(c)      61.50
      18.45      9.31(d)        7,262        1.16(c)            0.18(c)            1.16(c)            0.18(c)       61.50
      18.46      9.18(d)            2        1.50(c)           (0.16)(c)           1.50(c)           (0.16)(c)      61.50
 ----------------------------------------------------------------------------------------------------------------------------
      16.73     25.97         920,646        1.40               0.62               1.65               0.37          52.92
      16.67     19.39(d)        3,221        2.15(c)           (0.39)(c)           2.15(c)           (0.39)(c)      52.92
 ----------------------------------------------------------------------------------------------------------------------------
      14.91     30.45         881,056        1.36               0.65               1.61               0.40          63.90
 ----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Capital Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Capital Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of August 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Capital Growth Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Investments
August 31, 1999

  Shares Description                             Value
 Common Stocks - 92.4%
  Apparel - 1.5%
  16,200 Unifi, Inc.*                       $   218,700
 ------------------------------------------------------
  Banks - 3.5%
   8,300 Charter One Financial, Inc.            194,272
   2,100 Marshall & Ilsley Corp.                122,981
   4,600 National Commerce Bancorp               97,462
   1,300 State Street Corp.                      77,838
                                            -----------
                                                492,553
 ------------------------------------------------------
  Chemical - 0.5%
   3,600 Solutia, Inc.                           72,000
 ------------------------------------------------------
  Clothing - 4.6%
  12,600 Limited, Inc.                          477,225
   2,800 Payless ShoeSource, Inc.*              139,650
   1,800 Too, Inc.*                              31,612
                                            -----------
                                                648,487
 ------------------------------------------------------
  Computer Hardware - 2.1%
   8,500 Symbol Technologies, Inc.              295,906
 ------------------------------------------------------
  Computer Software - 2.1%
   2,200 CheckFree Holdings Corp.*               64,350
   7,700 Policy Management*                     235,331
                                            -----------
                                                299,681
 ------------------------------------------------------
  Construction - 1.3%
   4,100 Martin Marietta Materials              187,063
 ------------------------------------------------------
  Consumer Durables - 4.5%
  11,900 Ethan Allen Interiors, Inc.            347,331
   7,000 Masco Corp.                            198,188
   5,000 Shaw Industries, Inc.                  100,000
                                            -----------
                                                645,519
 ------------------------------------------------------
  Consumer Services - 5.4%
   9,400 Cendant Corp.*                         168,612
   2,500 Cintas Corp.                           128,438
  10,300 Kroll O Gara Co.*                      197,631
   5,200 Pittston Brinks Group                  123,825
   2,200 Robert Half International, Inc.*        57,750
   6,600 Service Corp. International             91,163
                                            -----------
                                                767,419
 ------------------------------------------------------
  Drugs - 1.5%
   1,000 Biogen, Inc.*                           76,750
   6,800 Mylan Labs, Inc.                       134,725
                                            -----------
                                                211,475
 ------------------------------------------------------
  Electrical Equipment - 1.5%
   2,800 Sanmina Corp.*                         210,000
 ------------------------------------------------------
  Electrical Utilities - 1.3%
   3,100 AES Corp.*                             188,131
 ------------------------------------------------------

  Shares Description                               Value
 Common Stocks - (continued)
  Energy Resources - 2.9%
   3,600 Kerr McGee Corp.                     $   201,600
   9,600 Louis Dreyfus Natural Gas Corp.*         210,000
                                              -----------
                                                  411,600
 --------------------------------------------------------
  Environmental Services - 1.0%
  11,100 Allied Waste Industries, Inc.*           141,525
 --------------------------------------------------------
  Financial Services - 2.9%
   9,400 Allied Capital Corp.                     212,381
   2,100 Arthur J. Gallagher & Co.                114,713
   8,300 Sovereign Bancorp, Inc.                   83,259
                                              -----------
                                                  410,353
 --------------------------------------------------------
  Food & Beverage - 2.4%
   7,000 Keebler Foods Co.*                       208,687
   7,600 Nabisco Group Holdings Corp.             134,900
                                              -----------
                                                  343,587
 --------------------------------------------------------
  Forest - 0.9%
   6,700 Louisiana Pacific Corp.                  123,950
 --------------------------------------------------------
  Hotel - 1.7%
   5,046 MGM Grand, Inc.*                         247,885
 --------------------------------------------------------
  Industrial Equipment - 1.2%
  10,400 Innotrac Corp.*                          167,700
 --------------------------------------------------------
  Industrial Parts - 2.3%
   8,100 American Standard Companies, Inc.*       332,100
 --------------------------------------------------------
  Industrial Services - 1.4%
   4,600 Grainger W.W., Inc.                      200,388
 --------------------------------------------------------
  Information Services - 5.4%
   2,500 Ceridian Corp.*                           70,000
  10,200 Comdisco, Inc.                           214,838
   3,400 Equifax, Inc.                            103,700
   9,300 Fiserv, Inc.*                            286,556
     900 VeriSign, Inc.*                           97,481
                                              -----------
                                                  772,575
 --------------------------------------------------------
  Insurance - 2.1%
   6,300 Radian Group                             291,769
 --------------------------------------------------------
  Leisure - 0.8%
   4,000 Sun International Hotels, Ltd.*          116,500
 --------------------------------------------------------
  Media - 11.4%
   1,100 AH Belo Corp. Series A                    20,831
   5,000 AMFM, Inc.*                              246,250
   5,000 Cablevision Systems Corp.*               350,000
  10,900 Insight Communications, Inc.*            297,025
  14,900 Sinclair Broadcast Group, Inc.*          242,125
   6,200 Westwood One, Inc.*                      237,925
   5,400 Wink Communications, Inc.*               221,400
                                              -----------
                                                1,615,556
 --------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                  Value
 Common Stocks - (continued)
  Medical Products - 5.2%
  12,700 Acuson Corp.*                           $   200,025
   8,300 Datascope Corp.*                            259,375
   7,800 St. Jude Medical, Inc.*                     282,750
                                                 -----------
                                                     742,150
 -----------------------------------------------------------
  Medical Providers - 3.1%
  28,700 Health Management Association, Inc.*        229,600
   9,300 Hooper Holmes, Inc.                         213,900
                                                 -----------
                                                     443,500
 -----------------------------------------------------------
  Mining - 1.1%
   6,800 Stillwater Mining Co.*                      150,025
 -----------------------------------------------------------
  Motor Vehicle - 1.0%
   3,100 Dana Corp.                                  135,044
 -----------------------------------------------------------
  Oil Refining - 1.0%
   4,600 USX-Marathon Group, Inc.                    143,175
 -----------------------------------------------------------
  Property Insurance - 2.3%
   2,100 AMBAC Financial Group, Inc.                 110,906
   1,800 MBIA, Inc.                                   93,375
   3,000 PMI Group, Inc.                             127,500
                                                 -----------
                                                     331,781
 -----------------------------------------------------------
  Post-Secondary Education - 2.5%
  22,400 ITT Educational Services, Inc.*             350,000
 -----------------------------------------------------------
  Security/Asset Management - 1.2%
   4,400 Legg Mason, Inc.                            168,025
 -----------------------------------------------------------
  Semiconductors - 1.2%
   2,100 Altera Corp.*                                88,463
   1,100 Xilinx, Inc.*                                76,931
                                                 -----------
                                                     165,394
 -----------------------------------------------------------
  Specialty Retail - 1.0%
  13,800 Office Depot, Inc.*                         144,038
 -----------------------------------------------------------
  Telephone - 1.8%
   2,600 NTL, Inc.*                                  255,287
 -----------------------------------------------------------
  Tobacco - 1.7%
   1,366 R.J. Reynolds Tobacco Holdings, Inc.*        37,480
   6,600 UST, Inc.                                   209,137
                                                 -----------
                                                     246,617
 -----------------------------------------------------------
  Wireless - 3.1%
   8,500 Clearnet Communications, Inc.*              134,937
   2,900 Nextel Communications, Inc.*                167,656
   1,900 Telephone & Data Systems, Inc.              132,288
                                                 -----------
                                                     434,881
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $13,899,033)                             $13,122,339
 -----------------------------------------------------------

  Principal                   Interest Maturity
  Amount                      Rate     Date            Value
 Repurchase Agreement - 4.2%
  Joint Repurchase Agreement
  $600,000                     5.52%   09/01/1999 $   600,000
 ------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $600,000)                                 $   600,000
 ------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $14,499,033)                              $13,722,339
 ------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $14,499,033)                                                    $13,722,339
  Cash                                                                126,393
  Receivables:
  Investment securities sold                                          306,181
  Dividends and interest                                                5,612
  Fund shares sold                                                    167,397
  Reimbursement from investment adviser                               188,380
 -----------------------------------------------------------------------------
  Total assets                                                     14,516,302
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                      58,658
  Fund shares repurchased                                              19,229
  Amounts owed to affiliates                                           15,746
  Accrued expenses and other liabilities                              218,094
 -----------------------------------------------------------------------------
  Total liabilities                                                   311,727
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  14,554,471
  Accumulated undistributed net investment income                       4,476
  Accumulated net realized gain from investment transactions          422,322
  Net unrealized loss on investments                                 (776,694)
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $14,204,575
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                             $10.13
   Class B                                                             $10.18
   Class C                                                             $10.10
   Institutional                                                       $10.13
   Service                                                             $10.12
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                            809,880
   Class B                                                             51,071
   Class C                                                             25,390
   Institutional                                                      515,356
   Service                                                                150
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                1,401,847
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $10.72. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Operations
For the Period Ended August 31, 1999(a)

  Investment income:
  Dividends                                                        $  12,811
  Interest                                                            18,930
 ----------------------------------------------------------------------------
  Total income                                                        31,741
 ----------------------------------------------------------------------------
  Expenses:
  Registration fees                                                  136,700
  Custodian fees                                                      69,516
  Professional fees                                                   34,741
  Printing fees                                                       28,000
  Management fees                                                     23,911
  Distribution and service fees(b)                                     3,026
  Transfer agent fees(c)                                               2,402
  Service share fees                                                       2
  Other                                                               35,000
 ----------------------------------------------------------------------------
  Total expenses                                                     333,298
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed                                       (303,861)
 ----------------------------------------------------------------------------
  Net expenses                                                        29,437
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                2,304
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment transactions:
  Net realized gain from:
   Investment transactions                                           422,322
  Net change in unrealized loss on:
   Investments                                                      (776,694)
 ----------------------------------------------------------------------------
  Net realized and unrealized loss on investment transactions       (354,372)
 ----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(352,068)
 ----------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all classes.
 (b) Class A, Class B and Class C had distribution and service fees of $2,204, $598 and $224, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $1,673, $114, $43, $571 and $1, respectively.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 1999(a)

  From operations:
  Net investment income                                         $     2,304
  Net realized gain from investment transactions                    422,322
  Net change in unrealized loss on investments                     (776,694)
 ---------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (352,068)
 ---------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  14,846,644
  Reinvestment of dividends and distributions                            --
  Cost of shares repurchased                                       (290,001)
 ---------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions   14,556,643
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 14,204,575
 ---------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                    --
 ---------------------------------------------------------------------------
  End of period                                                 $14,204,575
 ---------------------------------------------------------------------------
  Accumulated undistributed net investment income               $     4,476
 ---------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice. The Fund commenced operations on May 24, 1999.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
 the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $14,549,349. Accordingly, the gross unrealized gain on investments was $470,603 and the gross unrealized loss on investments was $1,297,613 resulting in a net unrealized loss of $827,010.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, the adviser is entitled to a fee, computed daily and pay-able monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $304,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $89,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $12,000, $2,000, and $2,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
August 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $15,814,609 and $2,337,898, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $600,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest   Maturity    Amortized
        Repurchase Agreements              Amount       Rate       Date         Cost
 ----------------------------------------------------------------------------------------
 Banc of America Securities LLC        $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ----------------------------------------------------------------------------------------
 Bear Stearns & Co., Inc.                 300,000,000     5.51  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
 Deutsche Bank Securities, Inc.         1,006,800,000     5.50  09/01/1999  1,006,800,000
 ----------------------------------------------------------------------------------------
 Lehman Brothers, Inc.                    300,000,000     5.65  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.      200,000,000     5.50  09/01/1999    200,000,000
 ----------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                  $3,106,800,000
 ----------------------------------------------------------------------------------------

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
 8. CERTAIN RECLASSIFICATIONS AND OTHER MATTERS

 In accordance with Statement of Position 93-2, the Fund has reclassified $2,172 from paid-in capital to accumulated undistributed net investment in-come. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.
   As of August 31, 1999, the Goldman Sachs Group was the beneficial owner of approximately 36% of the outstanding shares of the Fund.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended August 31, 1999 is as follows:(a)

                                                  Shares      Dollars
                                                       ---------------
 Class A Shares
 Shares sold                                     837,654  $ 8,891,707
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                              (27,774)    (289,978)
                                                       ---------------
                                                 809,880    8,601,729
 ---------------------------------------------------------------------
 Class B Shares
 Shares sold                                      51,071      529,423
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                  --            (2)
                                                       ---------------
                                                  51,071      529,421
 ---------------------------------------------------------------------
 Class C Shares
 Shares sold                                      25,390      263,994
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                  --            (1)
                                                       ---------------
                                                  25,390      263,993
 ---------------------------------------------------------------------
 Institutional Shares
 Shares sold                                     515,358    5,160,020
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                   (2)         (20)
                                                       ---------------
                                                 515,356    5,160,000
 ---------------------------------------------------------------------
 Service Shares
 Shares sold                                         150        1,500
 Reinvestments of dividends and distributions        --           --
 Shares repurchased                                  --           --
                                                       ---------------
                                                     150        1,500
 ---------------------------------------------------------------------
 NET INCREASE                                  1,401,847  $14,556,643
 ---------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                          Income from
                                   investment operations(a)       Distributions to shareholders
                                   --------------------------- ------------------------------------
                         Net asset    Net                                 In excess
                          value,   investment    Net realized   From net    of net                  Net increase
                         beginning   income     and unrealized investment investment    From net    in net asset
                         of period   (loss)          gain        income     income   realized gains    value
 FOR THE PERIOD ENDED AUGUST 31,
  1999 - Class A Shares
  (commenced May 24)      $10.00     $(0.01)(e)     $0.14(e)      $ --       $ --         $ --         $0.13
  1999 - Class B Shares
  (commenced May 24)       10.00      (0.03)(e)      0.21(e)        --         --           --          0.18
  1999 - Class C Shares
  (commenced May 24)       10.00      (0.03)(e)      0.13(e)        --         --           --          0.10
  1999 - Institutional
  Shares (commenced May
  24)                      10.00       0.01          0.12           --         --           --          0.13
  1999 - Service Shares
  (commenced May 24)       10.00         --          0.12           --         --           --          0.12
 ---------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

                                                                                 Ratios assuming no voluntary
                                                                             waiver of fees or expense limitations
                                                                             -------------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to          loss to       turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $10.13       1.30%(d)    $8,204          1.44%(c)          (0.27)%(c)         14.15%(c)          (12.98)%(c)    26.53%(d)
      10.18       1.80(d)        520          2.19(c)           (1.04)(c)          14.90(c)           (13.75)(c)     26.53(d)
      10.10       1.00(d)        256          2.19(c)           (1.12)(c)          14.90(c)           (13.83)(c)     26.53(d)
      10.13       1.30(d)      5,223          1.04(c)            0.39(c)           13.75(c)           (12.32)(c)     26.53(d)
      10.12       1.20(d)          2          1.54(c)            0.03(c)           14.25(c)           (12.68)(c)     26.53(d)
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Growth Op-portunities Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth Opportunities Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Growth Opportunities Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments
August 31, 1999

  Shares    Description                                Value

 Common Stocks - 98.4%
  Apparel - 4.3%
  1,000,500 Burlington Industries, Inc.*         $  5,690,344
    538,500 Reebok International Ltd.*              6,361,031
                                                 ------------
                                                   12,051,375
 ------------------------------------------------------------
  Banks - 2.8%
    429,000 Pacific Century Financial Corp.         7,963,312
 ------------------------------------------------------------
  Business Services - 1.6%
    446,500 Healthplan Services Corp.               2,790,625
    114,600 Modis Professional Services, Inc.*      1,812,113
                                                 ------------
                                                    4,602,738
 ------------------------------------------------------------
  Chemical - 2.2%
  1,400,900 Methanex Corp.*                         4,202,700
     93,800 Millennium Chemicals, Inc.              2,157,400
                                                 ------------
                                                    6,360,100
 ------------------------------------------------------------
  Clothing - 1.8%
    296,300 J. Baker, Inc.                          2,222,250
    348,300 Syms Corp.*                             2,829,937
                                                 ------------
                                                    5,052,187
 ------------------------------------------------------------
  Computer Hardware - 2.3%
    675,552 Inacom Corp.*                           6,586,632
      4,000 Quantum Corp.-Hard Disk Drive*             28,500
                                                 ------------
                                                    6,615,132
 ------------------------------------------------------------
  Computer Software - 1.6%
    491,300 Mentor Graphics Corp.*                  4,406,347
 ------------------------------------------------------------
  Construction - 1.7%
    186,500 Stone & Webster, Inc.                   4,790,719
 ------------------------------------------------------------
  Drugs - 0.8%
    271,300 Perrigo Co.*                            2,153,444
 ------------------------------------------------------------
  Electrical Equipment - 2.4%
    424,100 Varian, Inc.*                           6,732,587
 ------------------------------------------------------------
  Electrical Utilities - 0.8%
     88,900 CMP Group, Inc.                         2,361,406
 ------------------------------------------------------------
  Energy Resources - 1.0%
    232,900 Swift Energy Co.*                       2,940,363
 ------------------------------------------------------------
  Financial Services - 2.2%
    308,133 Insignia Financial Group, Inc.*         3,062,072
    323,300 Sovereign Bancorp, Inc.                 3,243,103
                                                 ------------
                                                    6,305,175
 ------------------------------------------------------------
  Food & Beverage - 2.1%
    322,600 Fleming Companies, Inc.                 3,891,362
    277,900 Vlasic Foods International, Inc.*       2,049,513
                                                 ------------
                                                    5,940,875
 ------------------------------------------------------------
  Forest - 1.4%
    353,600 Lydall, Inc.*                           3,823,300
 ------------------------------------------------------------

  Shares    Description                                Value

 Common Stocks - (continued)
  Heavy Electrical - 4.1%
    118,400 Belden, Inc.                         $  2,775,000
    113,900 Carbide/Graphite Group, Inc.*           1,509,175
    296,100 UCAR International, Inc.*               7,217,437
                                                 ------------
                                                   11,501,612
 ------------------------------------------------------------
  Heavy Machinery - 3.2%
    471,900 Agco Corp.                              4,866,469
    367,700 Titan International, Inc.               4,090,662
                                                 ------------
                                                    8,957,131
 ------------------------------------------------------------
  Industrial Parts - 8.9%
    148,200 AVTeam, Inc.*                           1,157,813
    468,200 Denison International PLC ADR*          5,852,500
    292,200 Milacron, Inc.                          5,259,600
    628,300 Tristar Aerospace Co.*                  4,515,906
    374,000 Unova, Inc.*                            5,633,375
    174,300 Wolverine Tube, Inc.*                   2,679,862
                                                 ------------
                                                   25,099,056
 ------------------------------------------------------------
  Information Services - 3.1%
    235,000 Advo, Inc.*                             4,611,875
    102,600 GTECH Holdings Corp.*                   2,590,650
    288,900 Opinion Research Corp.*                 1,444,500
                                                 ------------
                                                    8,647,025
 ------------------------------------------------------------
  Insurance - 5.6%
    198,500 Frontier Insurance Group, Inc.          2,406,813
    187,900 Penn Treaty American Corp.*             4,439,137
     55,565 Radian Group                            2,573,354
    100,400 SCPIE Holdings, Inc.                    3,043,375
    161,900 Zenith National Insurance Corp.         3,490,969
                                                 ------------
                                                   15,953,648
 ------------------------------------------------------------
  Manufacturing - 1.1%
    186,200 American National Can Group, Inc.*      3,049,025
 ------------------------------------------------------------
  Media - 1.3%
     73,500 Media General, Inc.                     3,601,500
 ------------------------------------------------------------
  Medical Products - 3.2%
    174,400 Haemonetics Corp.*                      3,411,700
    261,400 Varian Medical Systems                  5,652,775
                                                 ------------
                                                    9,064,475
 ------------------------------------------------------------
  Medical Providers - 6.9%
    596,600 American Physician Partners, Inc.*      4,623,650
  1,225,600 Beverly Enterprises, Inc.*              6,128,000
    197,300 Foundation Health Systems, Inc.*        2,515,575
    315,000 Matria Healthcare, Inc.*                1,870,312
    164,100 Quest Diagnostics, Inc.*                4,338,394
                                                 ------------
                                                   19,475,931
 ------------------------------------------------------------
  Oil Refining - 1.5%
    198,800 Valero Energy Corp.                     4,224,500
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

  Shares  Description                              Value

 Common Stocks - (continued)
  Post-Secondary Education - 2.2%
  201,900 Career Education Corp.*            $  5,249,400
   66,000 ITT Educational Services, Inc.*       1,031,250
                                             ------------
                                                6,280,650
 --------------------------------------------------------
  Publishing - 1.4%
  138,200 Lee Enterprises, Inc.                 3,964,613
 --------------------------------------------------------
  Real Estate - 3.2%
   97,800 Prentiss Properties Trust             2,218,838
  443,000 Prime Hospitality Corp.*              4,125,437
  242,800 RFS Hotel Investors, Inc.             2,777,025
                                             ------------
                                                9,121,300
 --------------------------------------------------------
  Reinsurance - 4.9%
  545,800 ESG Re Ltd.                           7,368,300
  388,800 PXRE Corp.                            6,585,300
                                             ------------
                                               13,953,600
 --------------------------------------------------------
  Restaurants - 2.1%
   40,600 Avado Brands, Inc.                      279,125
  291,300 Morton's Restaurant Group, Inc.*      5,534,700
                                             ------------
                                                5,813,825
 --------------------------------------------------------
  Semiconductors - 8.4%
  740,000 General Semiconductor, Inc*           7,261,250
  241,700 Hutchinson Technology, Inc.*          6,525,900
   64,900 Kemet Corp.*                          1,675,231
   87,000 MEMC Electronic Materials, Inc.*      1,729,125
  103,800 Varian Semiconductor Equipment,
           Inc.*                                2,361,450
  203,377 Vishay Intertechnology, Inc.*         4,359,895
                                             ------------
                                               23,912,851
 --------------------------------------------------------
  Specialty Retail - 4.1%
  169,200 Brookstone, Inc.*                     2,834,100
  729,500 Friedmans, Inc.                       6,360,328
   95,412 Movado Group, Inc.                    2,540,345
                                             ------------
                                               11,734,773
 --------------------------------------------------------
  Steel - 1.0%
  286,400 Ispat International NV                2,971,400
 --------------------------------------------------------
  Shipping/Logistics - 3.2%
  121,500 Hub Group, Inc.*                      2,809,687
   82,900 Landstar Systems, Inc.*               3,067,300
  185,600 Teekay Shipping Corp.                 3,166,800
                                             ------------
                                                9,043,787
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $296,462,179)                        $278,469,762
 --------------------------------------------------------

  Principal            Interest                   Maturity
  Amount               Rate                       Date                                  Value

 Corporate Bonds - 0.1%
  J. Baker, Inc.
  $  500,000             7.00%                    06/01/2002                     $    417,500
 --------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $499,168)                                                                $    417,500
 --------------------------------------------------------------------------------------------
 Repurchase Agreement - 2.5%
  Joint Repurchase Agreement
  $7,000,000             5.52%                    09/01/1999                     $  7,000,000
 --------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $7,000,000)                                                              $  7,000,000
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $303,961,347)                                                            $285,887,262
 --------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
   $303,961,347)                                                  $285,887,262
  Cash                                                                 112,992
  Receivables:
  Investment securities sold                                           492,476
  Dividends and interest                                               238,362
  Fund shares sold                                                     433,443
  Reimbursement from investment adviser                                 43,503
  Other assets                                                           1,762
 ------------------------------------------------------------------------------
  Total assets                                                     287,209,800
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    2,596,563
  Fund shares repurchased                                            1,111,921
  Amounts owed to affiliates                                           379,732
  Accrued expenses and other liabilities                                76,539
 ------------------------------------------------------------------------------
  Total liabilities                                                  4,164,755
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  346,859,967
  Accumulated net realized loss from investment and options
  transactions                                                     (45,740,837)
  Net unrealized loss on investments                               (18,074,085)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $283,045,045
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $19.80
  Class B                                                               $19.27
  Class C                                                               $19.28
  Institutional                                                         $19.95
  Service                                                               $19.76
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           10,633,953
  Class B                                                            1,940,288
  Class C                                                              418,946
  Institutional                                                      1,354,278
  Service                                                                2,893
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                14,350,358
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $20.95. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                   $  1,676,385
  Interest                                                            320,731
 -----------------------------------------------------------------------------
  Total income                                                      1,997,116
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                   1,733,424
  Distribution and service fees(b)                                    603,782
  Transfer agent fees(c)                                              312,887
  Custodian fees                                                       80,734
  Registration fees                                                    66,779
  Professional fees                                                    36,826
  Trustee fees                                                          6,426
  Service share fees                                                      471
  Other                                                               111,959
 -----------------------------------------------------------------------------
  Total expenses                                                    2,953,288
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (191,783)
 -----------------------------------------------------------------------------
  Net expenses                                                      2,761,505
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (764,389)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and options transactions:
  Net realized gain (loss) from:
  Investment transactions                                         (24,683,341)
  Options written                                                      86,283
  Net change in unrealized loss on:
  Investments                                                      42,816,511
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment and options
  transactions                                                     18,219,453
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 17,455,064
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $10,072.
 (b) Class A, Class B and Class C had distribution and service fees of $339,961, $220,759 and $43,062, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $258,370, $41,944, $8,182, $4,353 and $38, respec-
  tively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999

  From operations:
  Net investment loss                                           $    (764,389)
  Net realized loss on investment and options transactions        (24,597,058)
  Net change in unrealized loss on investments                     42,816,511
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from operations             17,455,064
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    96,142,667
  Reinvestment of dividends and distributions                              --
  Cost of shares repurchased                                     (158,916,521)
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from share transactions    (62,773,854)
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                  (45,318,790)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                                             328,363,835
 -----------------------------------------------------------------------------
  End of period                                                 $ 283,045,045
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Changes in Net Assets
For the Year Ended January 31, 1999

  From operations:
  Net investment loss                                           $  (1,430,151)
  Net realized loss on investment transactions                    (21,053,205)
  Net change in unrealized gain (loss) on investments             (75,425,946)
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from operations            (97,909,302)
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment transactions
  Class A shares                                                  (20,135,069)
  Class B shares                                                   (2,897,126)
  Class C shares                                                     (512,006)
  Institutional shares                                               (946,473)
  Service shares                                                      (16,422)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                             (24,507,096)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                   285,768,961
  Reinvestment of dividends and distributions                      22,881,335
  Cost of shares repurchased                                     (291,025,366)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     17,624,930
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                 (104,791,468)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                               433,155,303
 -----------------------------------------------------------------------------
  End of year                                                   $ 328,363,835
 -----------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Small Cap Value Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $43,533,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carryforward expiring in 2007 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $306,268,832. Accordingly, the gross unrealized gain on investments was $29,911,891 and the gross unrealized loss on investments was $50,293,461 resulting in a net unrealized loss of $20,381,570.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of Shares of the Fund separately bears its respective class-specific transfer agency fees.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .06% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $192,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $59,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $250,000, $86,000, and $44,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and options transactions) for the period ended August 31, 1999 were $135,517,459 and $186,615,192 respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $34,000 of brokerage commissions from portfolio transactions.
   For the period ended August 31, 1999, written put option transactions in the Fund were as follows:

  Written Options                        Number of Contracts Premium Received
 ----------------------------------------------------------------------------
  Balance outstanding, beginning of pe-
  riod                                            --             $     --
  Options written                                438               86,283
  Options expired                               (438)             (86,283)
 ----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD              --             $     --
 ----------------------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000, com-mitted unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $7,000,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                           Principal    Interest   Maturity    Amortized
          Repurchase Agreements              Amount       Rate       Date         Cost
 ------------------------------------------------------------------------------------------
  Banc of America Securities LLC         $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ------------------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.                  300,000,000     5.51  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Deutsche Bank Securities, Inc.          1,006,800,000     5.50  09/01/1999  1,006,800,000
 ------------------------------------------------------------------------------------------
  Lehman Brothers, Inc.                     300,000,000     5.65  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.       200,000,000     5.50  09/01/1999    200,000,000
 ------------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT                                           $3,106,800,000
 ------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999
 8. TRANSACTIONS WITH AFFILIATED COMPANIES

 A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. During the period ended August 31, 1999, transactions with affili-ates of the Fund were as follows:

                                                                                       Market
                                         Purchases    Sales     Realized    Dividend   Value
  Affiliate Name                          at Cost   Proceeds   Gain/(Loss)   Income   8/31/99
 ----------------------------------------------------------------------------------------------
  Allied Holdings, Inc.                   $     -- $ 4,604,081 $(4,006,005) $     -- $      N/A
 ----------------------------------------------------------------------------------------------
  AVTeam, Inc.                                  --   3,611,400    (880,000)       --  1,157,813
 ----------------------------------------------------------------------------------------------
  Friedmans, Inc.                          529,507   2,269,737  (1,142,031)   18,948  6,360,328
 ----------------------------------------------------------------------------------------------
  Healthplan Services Corp.                     --   4,063,406  (5,701,461)  179,616  2,790,625
 ----------------------------------------------------------------------------------------------
  J. Baker, Inc.                                --          --          --    19,697  2,222,250
 ----------------------------------------------------------------------------------------------
  Matria Healthcare, Inc.                       --  10,650,853   2,018,441        --  1,870,313
 ----------------------------------------------------------------------------------------------
  MDC Corp.                                     --   6,577,699   1,106,348        --        N/A
 ----------------------------------------------------------------------------------------------
  Mortons Restaurant Group, Inc.                --   2,178,372     149,723        --  5,534,700
 ----------------------------------------------------------------------------------------------
  Opinion Research Corp.                        --     972,630    (667,520)       --  1,444,500
 ----------------------------------------------------------------------------------------------
  Swift Energy Co.                              --   5,231,295    (149,690)       --  2,940,363
 ----------------------------------------------------------------------------------------------

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $764,389 from paid-in capital to accumulated net investment loss. This re-classification has no impact on the net asset value of the Fund and is de-signed to present the Fund's capital accounts on a tax basis.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                                   Period               For the Year Ended
                           Ended August 31, 1999         January 31, 1999
                       ----------------------------   --------------------------
                              Shares        Dollars       Shares        Dollars
 -------------------------------------------------------------------------------
 Class A Shares
 Shares sold               3,974,603  $  75,211,330   11,250,168  $ 248,147,068
 Reinvestments of divi-
dends and distributions           --             --    1,120,125     18,887,752
 Shares repurchased       (7,479,721)  (141,251,011) (13,625,605)  (275,189,998)
                            ----------------------------------------------------
                          (3,505,118)   (66,039,681)  (1,255,312)    (8,155,178)
 -------------------------------------------------------------------------------
 Class B Shares
 Shares sold                 223,866      4,216,615    1,020,790     24,298,444
 Reinvestments of divi-
dends and distributions           --             --      159,248      2,632,705
 Shares repurchased         (652,859)   (11,537,114)    (609,437)   (12,177,880)
                            ----------------------------------------------------
                            (428,993)    (7,320,499)     570,601     14,753,269
 -------------------------------------------------------------------------------
 Class C Shares
 Shares sold                 121,721      2,343,776      348,913      8,014,845
 Reinvestments of divi-
dends and distributions           --             --       24,492        404,852
 Shares repurchased         (156,184)    (2,743,702)    (156,144)    (3,072,836)
                            ----------------------------------------------------
                             (34,463)      (399,926)     217,261      5,346,861
 -------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 693,113     14,235,041      191,950      5,013,154
 Reinvestments of divi-
dends and distributions           --             --       55,467        939,606
 Shares repurchased         (163,344)    (3,050,873)     (30,030)      (583,311)
                            ----------------------------------------------------
                             529,769     11,184,168      217,387      5,369,449
 -------------------------------------------------------------------------------
 Service Shares
 Shares sold                   7,750        135,905       13,163        295,450
 Reinvestments of divi-
dends and distributions           --             --          974         16,420
 Shares repurchased          (18,993)      (333,821)         (71)        (1,341)
                            ----------------------------------------------------
                             (11,243)      (197,916)      14,066        310,529
 -------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (3,450,048) $ (62,773,854)    (235,997) $  17,624,930
 -------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                            Income (loss) from           Distributions to
                                         investment operations(a)          shareholders
                                      ------------------------------ -------------------------
                            Net asset                                In excess                 Net increase
                             value,        Net      Net realized and   of net                   (decrease)
                            beginning  investment      unrealized    investment    From net    in net asset
                            of period income (loss)   gain (loss)      income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $18.51      $(0.05)         $1.34         $   --       $   --        $ 1.29
  1999 - Class B Shares       18.10       (0.12)          1.29             --           --          1.17
  1999 - Class C Shares       18.12       (0.11)          1.27             --           --          1.16
  1999 - Institutional
  Shares                      18.62          --           1.33             --           --          1.33
  1999 - Service Shares       18.50       (0.13)          1.39             --           --          1.26
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       24.05       (0.06)         (4.48)            --        (1.00)        (5.54)
  1999 - Class B Shares       23.73       (0.21)         (4.42)            --        (1.00)        (5.63)
  1999 - Class C Shares       23.73       (0.18)         (4.43)            --        (1.00)        (5.61)
  1999 - Institutional
  Shares                      24.09        0.03          (4.50)            --        (1.00)        (5.47)
  1999 - Service Shares       24.05       (0.04)         (4.51)            --        (1.00)        (5.55)
 ----------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       20.91        0.14           5.33             --        (2.33)         3.14
  1998 - Class B Shares       20.80       (0.01)          5.27             --        (2.33)         2.93
  1998 - Class C Shares
  (commenced August
  15, 1997)                   24.69       (0.06)          1.43          (0.34)       (1.99)        (0.96)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   24.91        0.03           1.48          (0.28)       (2.05)        (0.82)
  1998 - Service Shares
  (commenced August 15,
  1997)                       24.91       (0.01)          1.48          (0.31)       (2.02)        (0.86)
 ----------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.29       (0.21)          4.92             --        (1.09)         3.62
  1997 - Class B Shares
  (commenced May 1, 1996)     20.79       (0.11)          1.21             --        (1.09)         0.01
 ----------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       16.14       (0.23)          1.39             --        (0.01)         1.15
 ----------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

                                                                                  Ratios assuming no voluntary
                                                                              waiver of fees or expense limitations
                                                                              -------------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total        period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net assets   rate
     $19.80        6.97%(d)   $210,500         1.50%(c)          (0.35)%(c)          1.61%(c)          (0.46)%(c)     46.95%(d)
      19.27        6.46(d)      37,386         2.25(c)           (1.10)(c)           2.36(c)           (1.21)(c)      46.95(d)
      19.28        6.40(d)       8,079         2.25(c)           (1.10)(c)           2.36(c)           (1.21)(c)      46.95(d)
      19.95        7.14(d)      27,023         1.10(c)            0.05(c)            1.21(c)           (0.06)(c)      46.95(d)
      19.76        6.81(d)          57         1.60(c)           (0.41)(c)           1.71(c)           (0.52)(c)      46.95(d)
      18.51      (17.37)       261,661         1.50              (0.24)              1.74              (0.48)         98.46
      18.10      (18.00)        42,879         2.25              (0.99)              2.29              (1.03)         98.46
      18.12      (17.91)         8,212         2.25              (0.99)              2.29              (1.03)         98.46
      18.62      (17.04)        15,351         1.13               0.13               1.17               0.09          98.46
      18.50      (17.41)           261         1.62              (0.47)              1.66              (0.51)         98.46
-------------------------------------------------------------------------------------------------------------------------------
      24.05       26.17        370,246         1.54              (0.28)              1.76              (0.50)         84.81
      23.73       25.29         42,677         2.29              (0.92)              2.29              (0.92)         84.81
      23.73        5.51(d)       5,604         2.09(c)           (0.79)(c)           2.09(c)           (0.79)(c)      84.81
      24.09        6.08(d)      14,626         1.16(c)            0.27(c)            1.16(c)            0.27(c)       84.81
      24.05        5.91(d)           2         1.45(c)           (0.07)(c)           1.45(c)           (0.07)(c)      84.81
-------------------------------------------------------------------------------------------------------------------------------
      20.91       27.28        212,061         1.60              (0.72)              1.85              (0.97)         99.46
      20.80        5.39(d)       3,674         2.35(c)           (1.63)(c)           2.35(c)           (1.63)(c)      99.46
-------------------------------------------------------------------------------------------------------------------------------
      17.29        7.20        204,994         1.41              (0.59)              1.66              (0.84)         57.58
-------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Small Cap Value Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Small Cap Value Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Small Cap Value Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
August 31, 1999

  Shares  Description                                        Value

 Common Stocks - 93.2%
  Banks - 8.2%
  364,300 Bank of America Corp.                     $   22,040,150
  545,300 Bank One Corp.                                21,880,162
  592,000 First Union Corp.                             24,568,000
  230,400 KeyCorp                                        6,681,600
  417,800 National City Corp.                           11,541,725
  293,600 Wells Fargo & Co.                             11,688,950
                                                    --------------
                                                        98,400,587
 -----------------------------------------------------------------
  Chemical - 1.4%
   93,100 Du Pont (E.I.) de Nemours & Co.                5,900,213
  110,800 Minnesota Mining and Manufacturing Co.        10,470,600
                                                    --------------
                                                        16,370,813
 -----------------------------------------------------------------
  Clothing - 1.1%
  458,300 The TJX Companies, Inc.                       13,233,413
 -----------------------------------------------------------------
  Computer Hardware - 5.0%
  382,300 Compaq Computer Corp.                          8,864,581
  184,200 Hewlett-Packard Co.                           19,410,075
  136,400 International Business Machines, Inc.         16,990,325
   75,800 NCR Corp.*                                     3,316,250
  254,000 Xerox Corp.                                   12,128,500
                                                    --------------
                                                        60,709,731
 -----------------------------------------------------------------
  Computer Software - 2.8%
  212,200 Computer Associates International, Inc.       11,989,300
  189,000 Microsoft Corp.*                              17,494,312
  103,700 Oracle Corp.*                                  3,785,050
                                                    --------------
                                                        33,268,662
 -----------------------------------------------------------------
  Defense/Aerospace - 1.8%
  184,300 Northrop Grumman Corp.                        13,361,750
  121,300 Raytheon Co.                                   8,142,262
                                                    --------------
                                                        21,504,012
 -----------------------------------------------------------------
  Department Store - 2.8%
  519,100 Federated Department Stores, Inc.*            23,878,600
   96,600 Sears Roebuck & Co.                            3,622,500
  162,000 The May Department Stores Co.                  6,328,125
                                                    --------------
                                                        33,829,225
 -----------------------------------------------------------------
  Drugs - 5.0%
  362,200 American Home Products Corp.                  15,031,300
   48,400 Eli Lilly & Co.                                3,611,850
  316,800 Merck & Co.                                   21,285,000
  383,600 Pharmacia & Upjohn, Inc.                      20,043,100
                                                    --------------
                                                        59,971,250
 -----------------------------------------------------------------

  Shares    Description                                                  Value

 Common Stocks - (continued)
  Electronics Equipment - 0.6%
     27,400 General Motors Corp. (Hughes)*                      $    1,411,100
     67,100 Motorola, Inc.                                           6,189,975
                                                                --------------
                                                                     7,601,075
 -----------------------------------------------------------------------------
  Electrical Utilities - 5.6%
    641,800 Entergy Corp.                                           19,133,663
    240,800 FPL Group, Inc.                                         13,003,200
    153,000 Pacificorp                                               3,126,938
    334,100 PG&E Corp.                                              10,127,406
    560,100 Unicom Corp.                                            21,633,862
                                                                --------------
                                                                    67,025,069
 -----------------------------------------------------------------------------
  Energy Resources - 5.6%
     79,200 Atlantic Richfield Co.                                   6,964,650
    217,100 Exxon Corp.                                             17,123,762
    499,000 Occidental Petroleum Corp.                              10,822,063
    465,100 Royal Dutch Petroleum Co. ADR                           28,778,062
    120,000 Tosco Corp.                                              3,060,000
                                                                --------------
                                                                    66,748,537
 -----------------------------------------------------------------------------
  Environmental Services - 1.3%
    692,000 Waste Management, Inc.                                  15,094,250
 -----------------------------------------------------------------------------
  Financial Services - 2.3%
    297,500 Federal Home Loan Mortgage Corp.                        15,321,250
    194,900 Federal National Mortgage Association                   12,108,162
                                                                --------------
                                                                    27,429,412
 -----------------------------------------------------------------------------
  Food & Beverage - 6.3%
     50,800 Anheuser-Busch Companies, Inc.                           3,911,600
  1,282,575 Archer Daniels Midland Co.                              16,673,475
    748,000 ConAgra, Inc.                                           18,326,000
     88,300 H.J. Heinz Co.                                           4,122,506
    690,600 Nabisco Group Holdings Corp.                            12,258,150
    906,700 Sara Lee Corp.                                          20,117,406
                                                                --------------
                                                                    75,409,137
 -----------------------------------------------------------------------------
  Forest - 0.7%
    179,300 International Paper Co.                                  8,438,306
 -----------------------------------------------------------------------------
  Heavy Electrical - 1.6%
    100,000 Emerson Electric Co.                                     6,262,500
    118,000 General Electric Co.                                    13,252,875
                                                                --------------
                                                                    19,515,375
 -----------------------------------------------------------------------------
  Home Products - 0.6%
     74,700 Procter & Gamble Co.                                     7,413,975
 -----------------------------------------------------------------------------
  Hotel - 1.0%
    484,200 Starwood Hotels & Resorts Worldwide, Inc. Class B       11,530,013
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

  Shares  Description                                Value

 Common Stocks - (continued)
  Industrial Parts - 0.6%
   62,200 Ingersoll-Rand Co.                $    3,957,475
   37,500 Textron, Inc.                          3,028,125
                                            --------------
                                                 6,985,600
 ---------------------------------------------------------
  Leisure - 0.3%
   57,000 Eastman Kodak Co.                      4,185,938
 ---------------------------------------------------------
  Life Insurance - 3.9%
  234,100 Aetna, Inc.                           18,201,275
  177,900 Cigna Corp.                           15,977,644
  354,894 UNUMProvident Corp.                   12,798,365
                                            --------------
                                                46,977,284
 ---------------------------------------------------------
  Media - 3.3%
  230,600 CBS, Inc.*                            10,838,200
  346,700 MediaOne Group, Inc.*                 22,795,525
  214,700 The Walt Disney Co.                    5,957,925
                                            --------------
                                                39,591,650
 ---------------------------------------------------------
  Medical Products - 2.5%
  246,700 Baxter International, Inc.            16,544,319
  231,400 Becton, Dickinson & Co.                6,508,125
   70,600 Johnson & Johnson                      7,218,850
                                            --------------
                                                30,271,294
 ---------------------------------------------------------
  Medical Providers - 0.8%
  411,600 Columbia/HCA Healthcare Corp.         10,135,650
 ---------------------------------------------------------
  Motor Vehicle - 6.3%
  764,034 Delphi Automative Systems Corp.       14,325,637
  277,300 Federal-Mogul Corp.                   12,651,813
  126,700 Ford Motor Co.                         6,604,238
  449,500 General Motors Corp.                  29,723,187
  224,700 TRW, Inc.                             12,246,150
                                            --------------
                                                75,551,025
 ---------------------------------------------------------
  Oil Refining - 0.9%
   53,500 Texaco, Inc.                           3,397,250
  226,100 USX-Marathon Group, Inc.               7,037,363
                                            --------------
                                                10,434,613
 ---------------------------------------------------------
  Property Insurance - 3.3%
  556,200 Allstate Corp.                        18,250,312
  247,700 Hartford Financial Services
          Group, Inc.                           11,254,869
  192,800 XL Capital Ltd.                        9,700,250
                                            --------------
                                                39,205,431
 ---------------------------------------------------------
  Publishing - 1.4%
  266,500 New York Times Co.                    10,410,156
  213,400 R.R. Donnelley & Sons Co.              6,695,425
                                            --------------
                                                17,105,581
 ---------------------------------------------------------

  Shares      Description                                   Value

 Common Stocks - (continued)
  Railroads - 1.0%
      423,700 Burlington Northern Santa Fe Corp.   $   12,287,300
 ----------------------------------------------------------------
  Restaurants - 0.9%
      253,500 Tricon Global Restaurants, Inc.*         10,298,438
 ----------------------------------------------------------------
  Security/Asset Management - 0.5%
       71,200 Morgan Stanley Dean Witter & Co.          6,109,850
 ----------------------------------------------------------------
  Semiconductors - 2.0%
      289,500 Intel Corp.                              23,793,281
 ----------------------------------------------------------------
  Telephone - 9.7%
      262,800 Ameritech Corp.                          16,589,250
      298,766 AT&T Corp.                               13,444,470
      254,000 Bell Atlantic Corp.                      15,557,500
      144,100 BellSouth Corp.                           6,520,525
      259,100 GTE Corp.                                17,780,737
      155,600 MCI Worldcom, Inc.*                      11,786,700
      382,700 SBC Communications, Inc.                 18,369,600
      114,700 Sprint Corp.                              5,089,813
      228,900 U.S. West, Inc.                          11,960,025
                                                   --------------
                                                      117,098,620
 ----------------------------------------------------------------
  Tobacco - 2.1%
      688,900 Philip Morris Companies, Inc.            25,790,694
 ----------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,118,372,821)                            $1,119,315,091
 ----------------------------------------------------------------

  Principal             Interest                    Maturity
  Amount                  Rate                        Date                                Value
 U.S. Treasury Obligations - 0.3%
  U.S. Treasury Bills^
  $ 3,200,000             4.79%                    12/09/1999#                   $    3,157,056
      100,000             4.70                     12/09/1999#                           98,658
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,256,600)                                                              $    3,255,714
 ----------------------------------------------------------------------------------------------
 Repurchase Agreement - 7.0%
  Joint Repurchase Agreement
  $84,600,000             5.52%                    09/01/1999                    $   84,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $84,600,000)                                                             $   84,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,206,229,421)                                                          $1,207,170,805
 ----------------------------------------------------------------------------------------------

  * Non-income producing security.
 # Portions of these securities are being segregated as collateral relating to initial margin requirement on futures transactions.
 ^The interest rate disclosed for this security represents effective yield to maturity.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $1,206,229,421)                                               $ 1,207,170,805
  Cash(a)                                                             1,354,765
  Receivables:
  Investment securities sold                                         49,167,385
  Dividends and interest                                              2,773,856
  Fund shares sold                                                      726,273
  Other assets                                                              831
 ------------------------------------------------------------------------------
  Total assets                                                    1,261,193,915
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    55,766,058
  Fund shares repurchased                                             2,781,215
  Amounts owed to affiliates                                          1,426,008
  Variation margin                                                       24,477
  Options written, at value (premium received $572,270)                 369,538
  Accrued expenses and other liabilities                                223,888
 ------------------------------------------------------------------------------
  Total liabilities                                                  60,591,184
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 1,143,836,521
  Accumulated undistributed net investment income                       634,990
  Accumulated net realized gain from investment, futures and
  options transactions                                               54,988,533
  Net unrealized gain on investments, futures and options             1,142,687
 ------------------------------------------------------------------------------
  NET ASSETS                                                     $1,200,602,731
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                                $24.68
  Class B                                                                $24.46
  Class C                                                                $24.41
  Institutional                                                          $24.72
  Service                                                                $24.68
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            34,653,264
  Class B                                                            11,116,028
  Class C                                                             1,283,375
  Institutional                                                       1,301,982
  Service                                                               405,587
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                              48,760,236
 ------------------------------------------------------------------------------

 (a) Includes restricted cash of $1,250,000 relating to initial margin requirements on futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $26.12. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $ 17,276,963
  Interest                                                           2,524,369
 ------------------------------------------------------------------------------
  Total income                                                      19,801,332
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    5,645,766
  Distribution and service fees(b)                                   3,454,215
  Transfer agent fees(c)                                             1,485,349
  Custodian fees                                                       145,205
  Registration fees                                                    101,361
  Professional fees                                                     44,561
  Service share fees                                                    32,442
  Trustee fees                                                           6,426
  Other                                                                197,576
 ------------------------------------------------------------------------------
  Total expenses                                                    11,112,901
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                          (59,598)
 ------------------------------------------------------------------------------
  Net expenses                                                      11,053,303
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              8,748,029
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and options transactions:
  Net realized gain from:
  Investment transactions                                           70,787,088
  Futures transactions                                               3,040,117
  Options written                                                      581,821
  Net change in unrealized gain (loss) on:
  Investments                                                      (52,796,298)
  Futures                                                               (1,429)
  Options written                                                      202,732
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  options transactions                                              21,814,031
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 30,562,060
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $240,256.
 (b) Class A, Class B and Class C had distribution and service fees of $1,432,452, $1,796,760 and $225,003, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $1,088,663, $341,384, $42,750, $9,957 and $2,595, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statements of Changes in Net Assets

                                                   For the         For the
                                                 Seven-Month      Year Ended
                                                Period Ended     January 31,
                                               August 31, 1999       1999
  From operations:
  Net investment income                         $    8,748,029  $   12,713,525
  Net realized gain (loss) from investment,
  futures and options transactions                  74,409,026     (79,720,615)
  Net change in unrealized gain on
  investment, futures and options
  transactions                                     (52,594,995)    (91,067,228)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                         30,562,060    (158,074,318)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                    (5,816,651)     (9,893,876)
  Class B shares                                      (690,509)       (555,085)
  Class C shares                                       (77,463)        (98,749)
  Institutional shares                                (244,239)     (2,084,974)
  Service shares                                       (63,039)        (80,841)
  In excess of net investment income
  Class A shares                                            --        (473,558)
  Class B shares                                            --         (26,568)
  Class C shares                                            --          (4,727)
  Institutional shares                                      --         (99,795)
  Service shares                                            --          (3,869)
 ------------------------------------------------------------------------------
  Total distributions to shareholders               (6,891,901)    (13,322,042)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                    114,124,273   1,026,751,116
  Reinvestment of dividends and distributions        6,538,450      10,754,319
  Cost of shares repurchased                      (649,333,927)   (761,706,430)
 ------------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from share transactions               (528,671,204)    275,799,005
 ------------------------------------------------------------------------------
  TOTAL (DECREASE) INCREASE                       (505,001,045)    104,402,645
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            1,705,603,776   1,601,201,131
 ------------------------------------------------------------------------------
  End of period                                 $1,200,602,731  $1,705,603,776
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in
  excess of) net investment income              $      634,990  $   (1,221,249)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 1999

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transacations, the Fund is required to segregate liq-uid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $1,207,969,447. Accordingly, the gross unrealized gain on investments was $80,796,302 and the gross unrealized loss on investments was $81,594,944 resulting in a net unrealized loss of $798,642.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .70% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage commissions, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .05% of the average daily net as-sets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $60,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $161,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $774,000, $457,000 and $195,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options transactions) for the period ended Au-gust 31, 1999, were $718,587,974 and $1,233,658,940, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $139,000 of brokerage commissions from portfolio transactions.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 1999
   For the period ended August 31, 1999, written call option transactions in the Fund were as follows:

      Written Options                 Number of Contracts Premium Received
 -------------------------------------------------------------------------
  Balance outstanding, beginning of
  period                                        --           $       --
  Options written                            5,317            1,154,091
  Options expired                           (2,522)            (581,821)
 -------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD         2,795           $  572,270
 -------------------------------------------------------------------------

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, open futures contracts were as follows:

                   Number of     Settlement     Market    Unrealized
      Type       Contracts Long     Month        Value       Loss
 -------------------------------------------------------------------
  S&P 500 Index        40       December 1999 $13,350,000   $1,429
 -------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed unsecured revolving line of credit facility. Under the most restrictive arrangement the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $84,600,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest   Maturity    Amortized
          Repurchase Agreements            Amount       Rate       Date         Cost
 ----------------------------------------------------------------------------------------
  Banc of America Securities LLC       $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ----------------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.                300,000,000     5.51  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
  Deutsche Bank Securities, Inc.        1,006,800,000     5.50  09/01/1999  1,006,800,000
 ----------------------------------------------------------------------------------------
  Lehman Brothers, Inc.                   300,000,000     5.65  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.     200,000,000     5.50  09/01/1999    200,000,000
 ----------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $3,106,800,000
 ----------------------------------------------------------------------------------------

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $111 from accumulated net realized gain from investment, futures and options transactions to accumulated undistributed net investment income. This reclas-sification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                          For the Seven-Month Period Ended
                                   August 31, 1999            For the Year Ended January 31, 1999
                          ----------------------------------  ------------------------------------
                                   Shares            Dollars            Shares             Dollars
 --------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                    2,693,500  $      68,994,627        19,137,910  $      508,921,386
 Reinvestments of divi-
dends and distributions           222,190          5,612,552           390,593           9,715,068
 Shares repurchased           (14,386,320)      (361,520,290)      (20,323,258)       (510,471,024)
                             ----------------------------------------------------------------------
                              (11,470,630)      (286,913,111)         (794,755)          8,165,430
 --------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                      532,909         13,448,149         7,059,564         191,017,805
 Reinvestments of divi-
dends and distributions            23,841            604,660            21,979             509,810
 Shares repurchased            (3,930,139)       (97,151,929)       (4,555,733)       (111,930,613)
                             ----------------------------------------------------------------------
                               (3,373,389)       (83,099,120)        2,525,810          79,597,002
 --------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                      104,662          2,636,497         1,937,045          52,029,313
 Reinvestments of divi-
dends and distributions             2,859             72,208             4,364             105,648
 Shares repurchased              (823,868)       (20,529,279)       (1,174,701)        (28,489,276)
                             ----------------------------------------------------------------------
                                 (716,347)       (17,820,574)          766,708          23,645,685
 --------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    1,012,105         26,839,595        10,119,858         268,940,951
 Reinvestments of divi-
dends and distributions             7,373            189,388            14,004             346,705
 Shares repurchased            (6,850,928)      (165,722,925)       (4,396,583)       (108,988,620)
                             ----------------------------------------------------------------------
                               (5,831,450)      (138,693,942)        5,737,279         160,299,036
 --------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                       85,566          2,205,405           218,320           5,841,661
 Reinvestments of divi-
dends and distributions             2,354             59,642             3,132              77,088
 Shares repurchased              (173,088)        (4,409,504)          (73,792)         (1,826,897)
                             ----------------------------------------------------------------------
                                  (85,168)        (2,144,457)          147,660           4,091,852
 --------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)      (21,476,984) $    (528,671,204)        8,382,702  $      275,799,005
 --------------------------------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


 Goldman Sachs Growth and Income Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 43.50% of the ordinary income dividends paid from net investment income by the Fund qualify for the divi-dends received deduction available to corporations.

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                       investment operations(a)      Distributions to shareholders
                                     ---------------------------- ------------------------------------
                           Net asset                                         In excess                 Net increase
                            value,        Net       Net realized   From net    of net                   (decrease)
                           beginning  investment   and unrealized investment investment    From net    in net asset
                           of period income (loss)  gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares     $24.33      $ 0.19         $0.31        $(0.15)     $  --        $  --        $ 0.35
  1999 - Class B Shares      24.13        0.08          0.31         (0.06)        --           --          0.33
  1999 - Class C Shares      24.08        0.08          0.30         (0.05)        --           --          0.33
  1999 - Institutional
  Shares                     24.35        0.34          0.23         (0.20)        --           --          0.37
  1999 - Service Shares      24.33        0.17          0.32         (0.14)        --           --          0.35
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares      25.93        0.20         (1.60)        (0.19)     (0.01)          --         (1.60)
  1999 - Class B Shares      25.73        0.02         (1.58)        (0.04)        --           --         (1.60)
  1999 - Class C Shares      25.70        0.02         (1.59)        (0.05)        --           --         (1.62)
  1999 - Institutional
  Shares                     25.95        0.29         (1.58)        (0.30)     (0.01)          --         (1.60)
  1999 - Service Shares      25.92        0.17         (1.58)        (0.17)     (0.01)          --         (1.59)
 ------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares      23.18        0.11          5.27         (0.11)        --        (2.52)         2.75
  1998 - Class B Shares      23.10        0.04          5.14            --      (0.03)       (2.52)         2.63
  1998 - Class C Shares
  (commenced August 15,
  1997)                      28.20       (0.01)         0.06            --      (0.03)       (2.52)        (2.50)
  1998 - Institutional
  Shares                     23.19        0.27          5.23         (0.22)        --        (2.52)         2.76
  1998 - Service Shares      23.17        0.14          5.23         (0.06)     (0.04)       (2.52)         2.75
 ------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares      19.98        0.35          5.18         (0.35)     (0.01)       (1.97)         3.20
  1997 - Class B Shares
  (commenced May 1, 1996)    20.82        0.17          4.31         (0.17)     (0.06)       (1.97)         2.28
  1997 - Institutional
  Shares (commenced June
  3, 1996)                   21.25        0.29          3.96         (0.30)     (0.04)       (1.97)         1.94
  1997 - Service Shares
  (commenced March 6,
  1996)                      20.71        0.28          4.50         (0.28)     (0.07)       (1.97)         2.46
 ------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares      15.80        0.33          4.75         (0.30)        --        (0.60)         4.18
 ------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

                                                                               Ratios assuming no voluntary waiver
                                                                                  of fees or expense limitations
                                                                               -----------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment    Portfolio
   value, end     Total        period    net expenses to    income (loss) to     expenses to      income (loss) to   turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net  assets   rate
     $24.68        2.05%(d)  $  855,174        1.19%(c)           1.26%(c)           1.20%(c)            1.25%(c)      55.43%(d)
      24.46        1.60(d)      271,912        1.94(c)            0.51(c)            1.95(c)             0.50(c)       55.43(d)
      24.41        1.58(d)       31,328        1.94(c)            0.51(c)            1.95(c)             0.50(c)       55.43(d)
      24.72        2.32(d)       32,181        0.79(c)            1.72(c)            0.80(c)             1.71(c)       55.43(d)
      24.68        2.01(d)       10,008        1.29(c)            1.16(c)            1.30(c)             1.15(c)       55.43(d)
      24.33       (5.40)      1,122,157        1.22               0.78               1.32                0.68         125.79
      24.13       (6.07)        349,662        1.92               0.09               1.92                0.09         125.79
      24.08       (6.12)         48,146        1.92               0.10               1.92                0.10         125.79
      24.35       (5.00)        173,696        0.80               1.25               0.80                1.25         125.79
      24.33       (5.44)         11,943        1.30               0.72               1.30                0.72         125.79
--------------------------------------------------------------------------------------------------------------------------------
      25.93       23.71       1,216,582        1.25               0.43               1.42                0.26          61.95
      25.73       22.87         307,815        1.94              (0.35)              1.94               (0.35)         61.95
      25.70        0.51(d)       31,686        1.99(c)           (0.48)(c)           1.99(c)            (0.48)(c)      61.95
      25.95       24.24          36,225        0.83               0.76               0.83                0.76          61.95
      25.92       23.63           8,893        1.32               0.32               1.32                0.32          61.95
--------------------------------------------------------------------------------------------------------------------------------
      23.18       28.42         615,103        1.22               1.60               1.43                1.39          53.03
      23.10       22.23(d)       17,346        1.93(c)            0.15(c)            1.93(c)             0.15(c)       53.03
      23.19       20.77(d)          193        0.82(c)            1.36(c)            0.82(c)             1.36(c)       53.03
      23.17       23.87(d)        3,174        1.32(c)            0.94(c)            1.32(c)             0.94(c)       53.03
--------------------------------------------------------------------------------------------------------------------------------
      19.98       32.45         436,757        1.20               1.67               1.45                1.42          57.93
--------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust--Growth and Income Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth and Income Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial high-lights for the periods presented. These financial statements and the finan-cial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Growth and Income Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                     Value

 Common Stocks - 99.6%
  Airlines - 0.3%
   33,100 AMR Corp.*                              $    1,940,488
   36,400 Delta Air Lines, Inc.                        1,849,575
                                                  --------------
                                                       3,790,063
 ---------------------------------------------------------------
  Alcohol - 0.4%
   91,700 The Seagram Company Ltd.                     4,865,831
 ---------------------------------------------------------------
  Apparel - 0.1%
   23,700 Nike, Inc. Class B                           1,096,125
 ---------------------------------------------------------------
  Banks - 6.0%
  167,762 BankAmerica Corp.                           10,149,601
   61,900 Chase Manhattan Corp.                        5,180,256
  395,450 Citigroup, Inc.                             17,572,809
   22,400 Comerica, Inc.                               1,166,200
   19,800 Fifth Third Bancorp                          1,311,750
  173,100 Firstar Corp.                                4,641,244
  248,600 Fleet Financial Group, Inc.                  9,897,387
  169,800 Mellon Bank Corp.                            5,667,075
   91,600 PNC Bank Corp.                               4,791,825
   73,700 Suntrust Banks, Inc.                         4,739,831
   82,900 U.S. Bancorp                                 2,559,538
  126,600 Wells Fargo & Co.                            5,040,263
                                                  --------------
                                                      72,717,779
 ---------------------------------------------------------------
  Chemical - 1.6%
   43,700 Aptargroup, Inc.                             1,125,275
  122,000 Dow Chemicals Co.                           13,862,250
   52,400 PPG Industries, Inc.                         3,147,275
   58,500 Solutia, Inc.                                1,170,000
                                                  --------------
                                                      19,304,800
 ---------------------------------------------------------------
  Clothing - 0.1%
   44,700 Intimate Brands, Inc.                        1,723,744
 ---------------------------------------------------------------
  Computer Hardware - 9.5%
   92,800 Apple Computer, Inc.*                        6,055,200
  313,300 Cisco Systems, Inc.*                        21,245,656
   27,400 Dell Computer Corp.*                         1,337,462
  101,800 EMC Corp.*                                   6,108,000
  107,000 Hewlett-Packard Co.                         11,275,125
  300,300 International Business Machines, Inc.       37,406,119
  177,100 Lexmark International Group, Inc.*          13,946,625
   68,800 Sun Microsystems, Inc.*                      5,469,600
   30,800 Tech Data Corp.*                             1,141,525
  240,800 Xerox Corp.                                 11,498,200
                                                  --------------
                                                     115,483,512
 ---------------------------------------------------------------
  Computer Software - 6.0%
  700,400 Microsoft Corp.*                            64,830,775
  209,400 Novell, Inc.*                                4,960,163
   33,300 Oracle Corp.*                                1,215,450
   43,300 Rational Software Corp.*                     1,171,806
   29,300 Unisys Corp.*                                1,259,900
                                                  --------------
                                                      73,438,094
 ---------------------------------------------------------------

  Shares  Description                                   Value

 Common Stocks - (continued)
  Consumer Durables - 0.2%
   31,700 Whirlpool Corp.                       $    2,240,794
 -------------------------------------------------------------
  Defense/Aerospace - 1.9%
  234,800 Allied Signal, Inc.                       14,381,500
  145,200 General Dynamics Corp.                     9,147,600
                                                --------------
                                                    23,529,100
 -------------------------------------------------------------
  Department Store - 2.1%
  184,300 Dayton Hudson Corp.                       10,689,400
   43,600 Federated Department Stores, Inc.*         2,005,600
   31,000 The May Department Stores Co.              1,210,938
  272,600 Wal-Mart Stores, Inc.                     12,079,587
                                                --------------
                                                    25,985,525
 -------------------------------------------------------------
  Drugs - 7.2%
   75,100 Allergan, Inc.                             7,500,612
  207,100 Amgen, Inc.*                              17,228,131
  103,500 Biogen, Inc.*                              7,943,625
  307,600 Bristol-Myers Squibb Co.                  21,647,350
  149,300 Merck & Co.                               10,031,094
  346,500 Pfizer, Inc.                              13,080,375
   70,800 Pharmacia & Upjohn, Inc.                   3,699,300
  123,200 Schering-Plough Corp.                      6,475,700
                                                --------------
                                                    87,606,187
 -------------------------------------------------------------
  Electrical Equipment - 3.6%
   27,700 Danaher Corp.                              1,627,375
   35,300 Eaton Corp.                                3,459,400
   33,200 Johnson Controls, Inc.                     2,270,050
  148,900 Lucent Technologies, Inc.                  9,538,906
   21,400 PE Corp.--PE Biosystems Group              1,472,587
   85,100 QUALCOMM, Inc.*                           16,355,156
  217,300 Qwest Communications International,
          Inc.*                                      6,247,375
   18,000 Solectron Corp.*                           1,408,500
   61,800 Vishay Intertechnology, Inc.*              1,324,838
                                                --------------
                                                    43,704,187
 -------------------------------------------------------------
  Electrical Utilities - 2.5%
   33,300 Ameren Corp.                               1,334,081
   29,200 Consolidated Edison, Inc.                  1,284,800
   29,400 Dominion Resources, Inc.                   1,359,750
   59,700 Duke Energy Co.                            3,432,750
  146,300 Edison International, Inc.                 3,712,362
   81,500 FPL Group, Inc.                            4,401,000
   32,700 GPU, Inc.                                  1,115,888
   53,400 PECO Energy Co.                            2,169,375
  123,100 Public Service Enterprise                  5,047,100
   98,300 Texas Utilities Co.                        3,975,006
   60,300 Unicom Corp.                               2,329,088
                                                --------------
                                                    30,161,200
 -------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

  Shares  Description                                     Value

 Common Stocks - (continued)
  Energy Resources - 6.4%
  423,400 Exxon Corp.                             $   33,395,675
  175,100 Mobil Corp.                                 17,925,863
  433,300 Royal Dutch Petroleum Co. ADR               26,810,437
                                                  --------------
                                                      78,131,975
 ---------------------------------------------------------------
  Entertainment - 1.0%
  130,400 Carnival Cruise Lines Corp.                  5,827,250
   31,700 Royal Caribbean Cruise Lines                 1,483,956
  113,400 Viacom, Inc. Class B*                        4,769,888
                                                  --------------
                                                      12,081,094
 ---------------------------------------------------------------
  Financial Services - 2.1%
  157,770 Associates First Capital Corp.               5,413,483
   44,700 Federal Home Loan Mortgage Corp.             2,302,050
   19,400 Federal National Mortgage Association        1,205,225
   21,500 H&R Block, Inc.                              1,195,938
   51,400 Marsh & McLennan Co.                         3,742,562
  145,600 Providian Financial Corp.                   11,302,200
                                                  --------------
                                                      25,161,458
 ---------------------------------------------------------------
  Food & Beverage - 4.8%
  235,725 Archer Daniels Midland Co.                   3,064,425
   63,700 Coca-Cola Co.                                3,810,056
  103,700 ConAgra, Inc.                                2,540,650
   46,800 General Mills, Inc.                          3,919,500
  714,300 Nabisco Group Holdings Corp.                12,678,825
  214,500 Nabisco Holdings Corp.                       8,432,531
  403,900 Pepsico, Inc.                               13,783,087
   69,700 Supervalu, Inc.                              1,568,250
  122,492 Unilever NV                                  8,436,637
                                                  --------------
                                                      58,233,961
 ---------------------------------------------------------------
  Forest - 0.7%
   87,000 Georgia-Pacific Corp.                        3,599,625
   35,800 International Paper Co.                      1,684,838
   58,300 Weyerhaeuser Co.                             3,279,375
                                                  --------------
                                                       8,563,838
 ---------------------------------------------------------------
  Gas Utilities - 0.1%
   45,000 Keyspan Corp.                                1,327,500
 ---------------------------------------------------------------
  Gold - 0.4%
  247,400 Barrick Gold Corp.                           4,793,375
 ---------------------------------------------------------------
  Grocery - 0.8%
  104,600 Food Lion, Inc.                                826,994
  278,800 Kroger Co.*                                  6,447,250
   42,934 Safeway, Inc.*                               1,999,114
                                                  --------------
                                                       9,273,358
 ---------------------------------------------------------------
  Heavy Electrical - 3.5%
   39,900 Emerson Electric Co.                         2,498,738
  357,300 General Electric Co.                        40,129,256
                                                  --------------
                                                      42,627,994
 ---------------------------------------------------------------

  Shares  Description                               Value

 Common Stocks - (continued)
  Home Products - 1.6%
   97,200 Fortune Brands, Inc.              $    3,645,000
  160,800 Procter & Gamble Co.                  15,959,400
                                            --------------
                                                19,604,400
 ---------------------------------------------------------
  Hotel - 0.3%
  106,500 Marriott International, Inc.           3,647,625
 ---------------------------------------------------------
  Industrial Parts - 1.2%
  110,000 Caterpillar, Inc.                      6,228,750
   59,100 Ingersoll-Rand Co.                     3,760,238
   69,800 United Technologies Corp.              4,615,525
                                            --------------
                                                14,604,513
 ---------------------------------------------------------
  Industrial Services - 0.5%
  139,100 Hertz Corp.                            5,607,469
 ---------------------------------------------------------
  Information Services - 1.1%
  108,200 America Online, Inc.*                  9,880,013
   84,900 First Data Corp.                       3,735,600
                                            --------------
                                                13,615,613
 ---------------------------------------------------------
  Leisure - 1.4%
  203,500 Eastman Kodak Co.                     14,944,531
   77,400 Hasbro, Inc.                           1,891,463
                                            --------------
                                                16,835,994
 ---------------------------------------------------------
  Life Insurance - 1.5%
   44,500 Aetna, Inc.                            3,459,875
   32,900 AFLAC, Inc.                            1,478,444
   16,900 American General Corp.                 1,199,900
  122,500 Cigna Corp.                           11,002,031
   25,200 Hartford Life, Inc.                    1,094,625
                                            --------------
                                                18,234,875
 ---------------------------------------------------------
  Media - 1.9%
   33,900 Cox Communications, Inc.*              1,260,656
   95,300 Fox Entertainment Group, Inc.*         2,197,856
  219,900 General Motors Corp. Class H*         11,324,850
  118,400 Infinity Broadcasting Corp.*           3,204,200
   21,400 Time Warner, Inc.                      1,269,288
   58,400 Univision Communications, Inc.*        4,307,000
                                            --------------
                                                23,563,850
 ---------------------------------------------------------
  Medical Products - 4.0%
  130,600 Abbott Laboratories                    5,664,775
   40,700 Bausch & Lomb, Inc.                    2,688,744
   29,300 Boston Scientific Corp.*                 994,369
  179,900 Johnson & Johnson                     18,394,775
  213,893 Tyco International Ltd.               21,670,034
                                            --------------
                                                49,412,697
 ---------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares  Description                                       Value

 Common Stocks - (continued)
  Medical Providers - 1.1%
  200,600 Beverly Enterprises, Inc.*                $    1,003,000
  120,100 Columbia/HCA Healthcare Corp.                  2,957,463
        1 Lifepoint Hospitals, Inc.*                             7
   79,300 Tenet Healthcare Corp.*                        1,382,794
        1 Triad Hospitals, Inc.*                                11
   82,100 United Healthcare Corp.                        4,992,706
   42,900 Wellpoint Health Networks, Inc.                3,126,337
                                                    --------------
                                                        13,462,318
 -----------------------------------------------------------------
  Mining - 0.4%
   39,800 Alcoa, Inc.                                    2,569,588
  150,000 Bethlehem Steel Corp.*                         1,153,125
   56,700 Inco Ltd.                                      1,162,350
                                                    --------------
                                                         4,885,063
 -----------------------------------------------------------------
  Motor Vehicle - 1.4%
  246,900 Ford Motor Co.                                12,869,662
   76,800 Navistar International Corp.*                  3,734,400
                                                    --------------
                                                        16,604,062
 -----------------------------------------------------------------
  Oil Services - 0.6%
  108,100 Schlumberger Ltd.                              7,215,675
 -----------------------------------------------------------------
  Property Insurance - 4.1%
  212,612 Allstate Corp.                                 6,976,331
  302,293 American International Group, Inc.            28,018,783
   59,100 Hartford Financial Services Group, Inc.        2,685,356
   18,800 Jefferson-Pilot Corp.                          1,254,900
   26,800 Loews Corp.                                    2,103,800
  244,700 Travelers Property & Casualty Corp.            8,686,850
                                                    --------------
                                                        49,726,020
 -----------------------------------------------------------------
  Publishing - 0.2%
   22,000 Gannett Co.                                    1,494,625
   23,600 Knight Ridder, Inc.                            1,272,925
                                                    --------------
                                                         2,767,550
 -----------------------------------------------------------------
  Railroads - 0.4%
  177,000 Burlington Northern Santa Fe Corp.             5,133,000
 -----------------------------------------------------------------
  Restaurants - 0.2%
   59,410 Tricon Global Restaurants, Inc.*               2,413,531
 -----------------------------------------------------------------
  Security/Asset Management - 1.5%
  122,200 Charles Schwab Corp.                           4,826,900
  105,900 Equitable Companies, Inc.                      6,539,325
   81,100 Morgan Stanley Dean Witter & Co.               6,959,394
                                                    --------------
                                                        18,325,619
 -----------------------------------------------------------------
  Semiconductors - 2.9%
  341,400 Intel Corp.                                   28,058,812
   51,400 Texas Instruments, Inc.                        4,218,013
   38,300 Xilinx, Inc.*                                  2,678,606
                                                    --------------
                                                        34,955,431
 -----------------------------------------------------------------

  Shares  Description                             Value

 Common Stocks - (continued)
  Specialty Retail - 3.4%
  164,800 Best Buy Co., Inc.*             $   11,577,200
  169,400 Circuit City Stores, Inc.            7,284,200
  111,900 Lowes Co., Inc.                      5,063,475
  112,400 Tandy Corp.                          5,310,900
  208,500 The Home Depot, Inc.                12,744,562
                                          --------------
                                              41,980,337
 -------------------------------------------------------
  Telephone - 6.5%
  283,300 Ameritech Corp.                     17,883,312
  591,675 AT&T Corp.                          26,625,375
   96,800 BellSouth Corp.                      4,380,200
   32,500 Centurytel, Inc.                     1,277,656
  170,500 MCI Worldcom, Inc.*                 12,915,375
   78,000 SBC Communications, Inc.             3,744,000
  284,700 Sprint Corp.                        12,633,563
                                          --------------
                                              79,459,481
 -------------------------------------------------------
  Thrifts - 0.1%
   12,800 Golden West Financial Corp.          1,162,400
 -------------------------------------------------------
  Tobacco - 0.8%
  228,300 Philip Morris Companies, Inc.        8,546,981
   43,300 Universal Corp.                      1,228,638
                                          --------------
                                               9,775,619
 -------------------------------------------------------
  Wireless - 1.2%
  190,400 Alltel Corp.                        12,875,800
   34,500 United States Cellular Corp.*        1,942,781
                                          --------------
                                              14,818,581
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $954,461,619)                     $1,213,653,217
 -------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $954,461,619)                     $1,213,653,217
 -------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments
August 31, 1999

  Shares  Description                                   Value
 Common Stocks - 98.1%
  Airlines - 0.0%
   24,400 Southwest Airlines Co.                  $    407,175
 -------------------------------------------------------------
  Alcohol - 0.7%
   29,500 Anheuser-Busch Companies, Inc.             2,271,500
   67,500 The Seagram Company Ltd.                   3,581,719
                                                  ------------
                                                     5,853,219
 -------------------------------------------------------------
  Apparel - 0.6%
  115,000 Nike, Inc. Class B                         5,318,750
 -------------------------------------------------------------
  Banks - 0.1%
   37,500 Firstar Corp.                              1,005,469
 -------------------------------------------------------------
  Chemical - 1.0%
    9,600 Avery Dennison Corp.                         526,800
   70,500 Dow Chemicals Co.                          8,010,563
                                                  ------------
                                                     8,537,363
 -------------------------------------------------------------
  Clothing - 0.3%
   53,800 Ann Taylor Stores Corp.*                   1,782,125
   21,000 Footstar, Inc.*                              682,500
                                                  ------------
                                                     2,464,625
 -------------------------------------------------------------
  Computer Hardware - 13.6%
   69,900 Apple Computer, Inc.*                      4,560,975
  600,800 Cisco Systems, Inc.*                      40,741,750
    7,100 Electronics for Imaging, Inc.*               416,237
  142,800 EMC Corp.*                                 8,568,000
  188,400 Hewlett-Packard Co.                       19,852,650
  118,000 International Business Machines, Inc.     14,698,375
  156,400 Lexmark International Group, Inc.*        12,316,500
  127,000 Sun Microsystems, Inc.*                   10,096,500
  105,500 Tech Data Corp.*                           3,910,094
   67,300 Xerox Corp.                                3,213,575
                                                  ------------
                                                   118,374,656
 -------------------------------------------------------------
  Computer Software - 9.9%
   63,700 Adobe Systems, Inc.                        6,346,112
  625,700 Microsoft Corp.*                          57,916,356
  181,700 Novell, Inc.*                              4,304,019
  365,000 Oracle Corp.*                             13,322,500
   55,100 Sabre Group Holdings, Inc.*                3,085,600
   22,700 Unisys Corp.*                                976,100
                                                  ------------
                                                    85,950,687
 -------------------------------------------------------------
  Department Store - 1.9%
   94,300 Dayton Hudson Corp.                        5,469,400
  244,200 Wal-Mart Stores, Inc.                     10,821,113
                                                  ------------
                                                    16,290,513
 -------------------------------------------------------------
  Drugs - 11.4%
   49,200 Allergan, Inc.                             4,913,850
  400,000 Amgen, Inc.*                              33,275,000
    2,500 Andrx Corp.*                                 179,688
   39,100 Biogen, Inc.*                              3,000,925
  279,400 Bristol-Myers Squibb Co.                  19,662,775
 -------------------------------------------------------------

  Shares  Description                                       Value
 Common Stocks - (continued)
  Drugs - (continued)
   17,700 Genzyme Corp.*                              $    998,944
   20,000 Immunex Corp.*                                 1,346,250
  158,200 Merck & Co.                                   10,629,062
  496,800 Pfizer, Inc.                                  18,754,200
  122,100 Schering-Plough Corp.                          6,417,881
                                                      ------------
                                                        99,178,575
 -----------------------------------------------------------------
  Electrical Equipment - 7.2%
    7,000 Danaher Corp.                                    411,250
  218,000 General Instrument Corp.*                     10,722,875
   10,900 Johnson Controls, Inc.                           745,288
  272,900 Lucent Technologies, Inc.                     17,482,656
   43,800 PE Corp.--PE Biosystems Group                  3,013,987
  124,800 QUALCOMM, Inc.*                               23,985,000
  186,500 Qwest Communications International, Inc.*      5,361,875
   12,400 Solectron Corp.*                                 970,300
    3,300 Teradyne, Inc.*                                  224,606
                                                      ------------
                                                        62,917,837
 -----------------------------------------------------------------
  Electrical Utilities - 0.3%
   30,500 Calpine Corp.*                                 2,764,063
 -----------------------------------------------------------------
  Energy Resources - 0.3%
   30,600 Exxon Corp.                                    2,413,575
 -----------------------------------------------------------------
  Entertainment - 0.5%
  109,800 Viacom, Inc. Class B*                          4,618,463
 -----------------------------------------------------------------
  Environmental Services - 0.2%
   20,300 Allied Waste Industries, Inc.*                   258,825
  117,800 Republic Services, Inc.*                       1,281,075
                                                      ------------
                                                         1,539,900
 -----------------------------------------------------------------
  Financial Services - 1.0%
   10,400 Marsh & McLennan Co.                             757,250
   97,450 Providian Financial Corp.                      7,564,556
                                                      ------------
                                                         8,321,806
 -----------------------------------------------------------------
  Food & Beverage - 4.9%
  228,900 Coca-Cola Co.                                 13,691,081
   17,500 Coca-Cola Enterprises, Inc.                      497,656
   59,600 ConAgra, Inc.                                  1,460,200
   19,400 General Mills, Inc.                            1,624,750
   34,800 H.J. Heinz Co.                                 1,624,725
   25,700 Hormel Foods Corp.                             1,034,425
  275,600 IBP, Inc.                                      6,321,575
   13,400 Keebler Foods Co.*                               399,488
  310,700 Nabisco Group Holdings Corp.                   5,514,925
   64,300 Nabisco Holdings Corp.                         2,527,794
   83,100 Pepsico, Inc.                                  2,835,787
    9,300 Quaker Oats Co.                                  621,356
   60,803 Unilever NV                                    4,187,807
                                                      ------------
                                                        42,341,569
 -----------------------------------------------------------------
  Gold - 0.2%
   91,600 Barrick Gold Corp.                             1,774,750
 -----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

  Shares  Description                                  Value
 Common Stocks - (continued)
  Grocery - 1.2%
  201,200 Kroger Co.*                            $  4,652,750
  116,900 Safeway, Inc.*                            5,443,156
                                                 ------------
                                                   10,095,906
 ------------------------------------------------------------
  Heavy Electrical - 5.3%
   12,500 Emerson Electric Co.                        782,813
  406,500 General Electric Co.                     45,655,031
                                                 ------------
                                                   46,437,844
 ------------------------------------------------------------
  Home Products - 2.8%
   86,800 Clorox Co.                                3,927,700
   11,200 Fortune Brands, Inc.                        420,000
  199,700 Procter & Gamble Co.                     19,820,225
                                                 ------------
                                                   24,167,925
 ------------------------------------------------------------
  Hotel - 0.3%
   78,900 Marriott International, Inc.              2,702,325
    4,530 MGM Grand, Inc.*                            222,536
                                                 ------------
                                                    2,924,861
 ------------------------------------------------------------
  Industrial Parts - 0.3%
   23,200 Caterpillar, Inc.                         1,313,700
   25,800 United Technologies Corp.                 1,706,025
                                                 ------------
                                                    3,019,725
 ------------------------------------------------------------
  Industrial Services - 0.9%
   11,300 Cintas Corp.                                580,537
  179,500 Hertz Corp.                               7,236,094
                                                 ------------
                                                    7,816,631
 ------------------------------------------------------------
  Information Services - 4.0%
   66,400 America Online, Inc.*                     6,063,150
   43,000 Automatic Data Processing, Inc.           1,690,437
   44,800 Computer Sciences Corp.                   3,099,600
   25,300 Electronic Data Systems                   1,419,963
  148,200 Exodus Communications, Inc.*             11,911,575
  133,900 First Data Corp.                          5,891,600
   26,500 Interpublic Group of Companies, Inc.      1,050,063
   33,100 Omnicom Group, Inc.                       2,494,912
    6,000 Sotheby's Holdings, Inc.                    174,750
    5,600 VeriSign, Inc.*                             606,550
                                                 ------------
                                                   34,402,600
 ------------------------------------------------------------
  Leisure - 2.6%
  313,200 Eastman Kodak Co.                        23,000,625
 ------------------------------------------------------------
  Media - 0.8%
   31,800 Fox Entertainment Group, Inc.*              733,388
  110,200 General Motors Corp. Class H*             5,675,300
    5,400 Univision Communications, Inc.*             398,250
                                                 ------------
                                                    6,806,938
 ------------------------------------------------------------

  Shares  Description                                 Value
 Common Stocks - (continued)
  Medical Products - 5.0%
  146,500 Abbott Laboratories                   $  6,354,437
   28,200 Bausch & Lomb, Inc.                      1,862,963
  220,200 Johnson & Johnson                       22,515,450
   45,200 Medtronic, Inc.                          3,536,900
   90,200 Tyco International Ltd.                  9,138,387
                                                ------------
                                                  43,408,137
 -----------------------------------------------------------
  Medical Providers - 2.3%
   88,500 Columbia/HCA Healthcare Corp.            2,179,312
   33,100 Healthsouth Corp.*                         271,006
   26,700 Lincare Holdings, Inc.*                    704,213
   28,700 Pacificare Health Systems*               1,722,000
   59,000 Tenet Healthcare Corp.*                  1,028,812
   31,900 Trigon Healthcare, Inc.*                 1,158,369
  177,000 Wellpoint Health Networks, Inc.*        12,898,875
                                                ------------
                                                  19,962,587
 -----------------------------------------------------------
  Motor Vehicle - 1.4%
   11,900 Delphi Automative Systems Corp.            223,125
  246,400 Navistar International Corp.*           11,981,200
                                                ------------
                                                  12,204,325
 -----------------------------------------------------------
  Oil Refining - 0.1%
   17,800 Dynegy, Inc.                               418,300
    9,800 The Coastal Corp.                          424,463
                                                ------------
                                                     842,763
 -----------------------------------------------------------
  Oil Services - 0.3%
   45,100 Schlumberger Ltd.                        3,010,425
 -----------------------------------------------------------
  Property Insurance - 1.6%
  136,500 American International Group, Inc.      12,651,844
   36,500 Travelers Property & Casualty Corp.      1,295,750
                                                ------------
                                                  13,947,594
 -----------------------------------------------------------
  Restaurants - 0.6%
   11,400 McDonald's Corp.                           471,675
  121,200 Tricon Global Restaurants, Inc.*         4,923,750
                                                ------------
                                                   5,395,425
 -----------------------------------------------------------
  Security/Asset Management - 2.0%
  451,500 Charles Schwab Corp.                    17,834,250
 -----------------------------------------------------------
  Semiconductors - 4.0%
  413,600 Intel Corp.                             33,992,750
    8,000 Texas Instruments, Inc.                    656,500
                                                ------------
                                                  34,649,250
 -----------------------------------------------------------
  Specialty Retail - 4.1%
  112,300 Best Buy Co., Inc.*                      7,889,075
  119,300 Circuit City Stores, Inc.                5,129,900
  131,000 CVS Corp.                                5,461,063
   10,800 Lowes Co., Inc.                            488,700
 -----------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments (continued)
August 31, 1999

  Shares  Description                            Value
 Common Stocks - (continued)
  Specialty Retail - (continued)
  239,500 The Home Depot, Inc.             $ 14,639,437
   40,200 Tiffany & Co.                       2,125,575
                                           ------------
                                             35,733,750
 ------------------------------------------------------
  Telephone - 3.0%
    7,700 Ameritech Corp.                       486,062
  162,900 AT&T Corp.                          7,330,500
   33,700 BCE, Inc.                           1,575,475
  161,900 MCI Worldcom, Inc.*                12,263,925
   66,100 SBC Communications, Inc.            3,172,800
   28,000 Sprint Corp.                        1,242,500
                                           ------------
                                             26,071,262
 ------------------------------------------------------
  Tobacco - 1.1%
  256,400 Philip Morris Companies, Inc.       9,598,975
 ------------------------------------------------------
  Truck Freight - 0.1%
   28,500 FDX Corp.*                          1,209,469
 ------------------------------------------------------
  Wireless - 0.2%
   11,000 Alltel Corp.                          743,875
    5,300 Telephone & Data Systems, Inc.        369,013
   13,400 United States Cellular Corp.*         754,587
                                           ------------
                                              1,867,475
 ------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $725,725,430)                      $854,481,737
 ------------------------------------------------------

  Principal   Interest    Maturity
  Amount        Rate        Date          Value
  Repurchase Agreement - 1.6%
  Joint Repurchase Agreement
  $13,600,000   5.52%    09/01/1999 $ 13,600,000
 -----------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $13,600,000)                $ 13,600,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $739,325,430)               $868,081,737
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments
August 31, 1999

  Shares Description                                  Value
 Common Stocks - 99.4%
  Airlines - 1.6%
  22,700 Alaska Air Group, Inc.*                $    981,775
  18,000 America West Holdings Corp. Class B*        351,000
  51,700 Frontier Airlines, Inc.*                    649,481
   5,600 Midwest Express Holdings, Inc.*             151,200
                                                ------------
                                                   2,133,456
 -----------------------------------------------------------
  Apparel - 3.0%
  34,200 Brown Group, Inc.                           594,225
  28,000 K-Swiss, Inc.                               878,500
   7,000 Kellwood Co.                                167,125
   5,200 Kenneth Cole Productions, Inc.*             177,775
  11,600 Oxford Industries, Inc.                     250,850
  16,300 Phillips-Van Heusen Corp.                   138,550
  12,450 Quiksilver, Inc.*                           214,763
   9,800 Russell Corp.                               164,150
  18,100 Springs Industries, Inc.                    679,881
  44,800 Wellman, Inc.                               753,200
                                                ------------
                                                   4,019,019
 -----------------------------------------------------------
  Banks - 4.5%
  19,000 Bancwest Corp.                              794,437
  24,300 Brookline Bancorp, Inc.                     264,263
   5,800 Commerce Bancorp, Inc.                      249,400
   5,900 First Charter Corp.                         128,325
  17,600 First Commonwealth Financial Corp.          423,500
  14,000 Hudson United Bancorp                       445,375
  12,492 Imperial Bancorp*                           212,364
  30,600 Independence Community Bank Corp.           378,675
   9,100 Independent Bank Corp.                      122,850
   8,000 Net.B@nk, Inc.*                             186,000
  14,200 One Valley Bancorp, Inc.                    543,150
  20,400 Southwest Bancorp of Texas, Inc.*           351,900
  12,650 Trustco Bank Corp.                          376,338
  11,700 United Bankshares, Inc.                     300,544
  13,500 UST Corp.                                   410,062
  21,300 Western Bancorp                             846,675
                                                ------------
                                                   6,033,858
 -----------------------------------------------------------
  Chemical - 2.4%
  10,700 Aptargroup, Inc.                            275,525
   5,200 Brady Corp.                                 156,000
  18,100 Dexter Corp.                                659,519
  12,100 Gencorp, Inc.                               260,150
  17,100 Geon Co.                                    510,862
   4,700 H.B. Fuller Co.                             283,175
  24,700 Octel Corp.*                                280,963
  27,800 Spartech Corp.                              773,187
                                                ------------
                                                   3,199,381
 -----------------------------------------------------------
  Clothing - 1.2%
  31,700 Ann Taylor Stores Corp.*                  1,050,062
   4,600 Talbots, Inc.                               142,313
   9,900 The Buckle, Inc.*                           167,063
  21,500 The Cato Corp.                              288,906
                                                ------------
                                                   1,648,344
 -----------------------------------------------------------

  Shares Description                                   Value
 Common Stocks - (continued)
  Computer Hardware - 3.1%
  10,600 Advanced Digital Information Corp.*     $    341,850
  13,700 Gerber Scientific, Inc.                      279,994
  18,800 Imation Corp.*                               529,925
  20,200 Inacom Corp.*                                196,950
   4,700 Jack Henry & Associates, Inc.                152,750
  37,800 MTI Technology Corp.*                        843,412
   5,800 Proxim, Inc.*                                282,750
  18,000 Sandisk Corp.*                             1,518,750
                                                 ------------
                                                    4,146,381
 ------------------------------------------------------------
  Computer Software - 7.2%
  13,700 Advantage Learning Systems, Inc.*            307,394
  11,400 Advent Software, Inc.*                       560,025
   8,400 AVT Corp.*                                   237,300
   9,100 Broadvision, Inc.*                           906,019
  19,900 CACI International, Inc.*                    447,750
   6,900 Clarify, Inc.*                               303,600
   7,300 Concord Communications, Inc.*                269,416
   9,400 Dendrite International, Inc.*                391,275
  16,000 Genesys Telecommunication*                   468,000
  19,600 IMR Global Corp.*                            334,425
  26,000 Informix Corp.*                              189,312
  25,500 Mentor Graphics Corp.*                       228,703
   7,600 Mercury Interactive Corp.*                   362,900
  21,700 National Computer Systems, Inc.              846,300
  23,600 Peregrine Systems, Inc.*                     778,800
   6,900 Pervasive Software, Inc.*                    146,625
  30,600 Progress Software Corp.*                     937,125
   7,400 Project Software & Development, Inc.*        325,137
  12,600 Remedy Corp.*                                308,700
  68,100 Sybase, Inc.*                                851,250
   8,300 Transaction Systems Architects, Inc.*        244,331
   8,100 TSI International Software Ltd.*             153,900
   5,200 Visual Networks, Inc.*                       215,800
                                                 ------------
                                                    9,814,087
 ------------------------------------------------------------
  Construction - 2.9%
  13,400 Comfort Systems USA, Inc.*                   189,275
   6,450 Elcor Corp.                                  124,163
  10,500 Florida Rock Industrial, Inc.                419,344
  10,900 Granite Construction, Inc.                   272,500
  13,200 Group Maintenance America Corp.*             162,525
  16,000 Insituform Technologies, Inc.*               332,000
   8,800 Jacobs Engineering Group, Inc.*              290,400
  16,300 Kaufman & Broad Home Co.                     333,131
   9,100 M.D.C. Holdings, Inc.                        171,194
  18,800 Morrison Knudsen Corp.*                      202,100
   7,200 NCI Building Systems, Inc.*                  131,850
  14,400 Pulte Corp.                                  333,000
  16,600 Ryland Group, Inc.                           399,437
  12,800 TJ International, Inc.                       372,800
   4,300 U.S. Home Corp.*                             129,000
                                                 ------------
                                                    3,862,719
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                 Value
 Common Stocks - (continued)
  Consumer Durables - 0.6%
  11,400 Applied Power, Inc.                   $    349,125
  15,100 La- Z-Boy, Inc.                            331,256
   5,600 Salton, Inc.*                              156,100
                                               ------------
                                                    836,481
 ----------------------------------------------------------
  Defense/Aerospace - 0.4%
  12,700 AAR Corp.                                  271,463
   3,700 Precision Castparts Corp.                  131,350
   8,500 Triumph Group, Inc.*                       210,375
                                               ------------
                                                    613,188
 ----------------------------------------------------------
  Department Store - 0.6%
  27,000 Shopko Stores, Inc.*                       772,875
 ----------------------------------------------------------
  Drugs - 6.1%
  33,300 Alpharma, Inc.                           1,128,037
  17,400 Amerisource Health Corp.*                  449,138
  49,810 Bindley Western Industries, Inc.           834,317
  17,500 Cambrex Corp.                              470,313
  18,800 Chirex, Inc.*                              568,700
  14,600 Covance, Inc.*                             234,513
   7,000 Gilead Sciences, Inc.*                     545,562
  28,000 Herbalife International, Inc.              336,000
   9,150 Jones Pharmaceutical, Inc.                 247,622
  30,100 Millennium Pharmaceutical*               1,774,019
  31,284 Priority Healthcare Corp. Class B*         879,862
  21,200 Roberts Pharmaceutical Co.*                568,425
   4,800 Syncor International Corp.*                172,800
                                               ------------
                                                  8,209,308
 ----------------------------------------------------------
  Electrical Equipment - 5.9%
  12,000 Aavid Thermal Technologies, Inc.*          273,000
  15,600 Aeroflex, Inc.*                            255,450
  12,800 Artesyn Technologies, Inc.*                280,800
  12,600 C-Cube Microsystems, Inc.*                 350,437
  16,200 DII Group, Inc.*                           574,087
  16,000 Esterline Technologies Corp.*              262,000
  63,700 Federal Signal Corp.                     1,333,719
   8,000 Kemet Corp.*                               206,500
  13,800 Kimball International, Inc. Class B        266,513
  24,800 Methode Electronics, Inc.                  446,400
   6,900 Oak Industries, Inc.*                      216,488
  19,300 Park Electrochemical Corp.                 560,906
  23,800 Pioneer Standard Electronics, Inc.         336,175
   6,800 Polycom, Inc.*                             248,625
  44,000 Sawtek, Inc.*                            1,454,750
  21,900 Sensormatic Electronics Corp.*             255,956
   7,800 Technitrol, Inc.                           273,000
   8,600 Xircom, Inc.*                              342,388
                                               ------------
                                                  7,937,194
 ----------------------------------------------------------
  Electrical Utilities - 2.1%
  19,000 Avista Corp.                               327,750
  23,700 CMP Group, Inc.                            629,531
   4,800 Eastern Utilities Assoc.                   143,700
 ----------------------------------------------------------

  Shares Description                                      Value
 Common Stocks - (continued)
  Electrical Utilities - (continued)
  13,400 Empire District Electric Co.               $    341,700
  16,900 Hawaiian Electric Industries, Inc.              601,006
  15,700 Public Service Company of New Mexico            295,356
   1,458 Sierra Pacific Resources                         35,539
  13,100 TNP Enterprises, Inc.                           489,613
                                                    ------------
                                                       2,864,195
 ---------------------------------------------------------------
  Energy Resources - 1.1%
  13,600 Barrett Resources Corp.*                        490,450
  17,800 Cabot Oil & Gas Corp.                           339,312
  12,300 Cross Timbers Oil Co.                           152,213
   8,400 Houston Exploration Co.*                        178,500
  25,200 Southwestern Energy Co.                         225,225
   5,200 St. Mary Land & Exploration Co.                 137,800
                                                    ------------
                                                       1,523,500
 ---------------------------------------------------------------
  Entertainment - 0.7%
  76,700 Handleman Co.*                                1,016,275
 ---------------------------------------------------------------
  Financial Services - 3.8%
  51,200 Advanta Corp.                                 1,008,000
  41,800 Arcadia Financial Ltd.*                         237,737
  14,400 Arthur J. Gallagher & Co.                       786,600
  26,800 Credit Acceptance Corp.*                        157,450
   7,000 E.W. Blanch Holdings, Inc.                      463,750
  11,400 Financial Federal Corp.*                        214,463
  35,500 Long Beach Financial Corp.*                     534,719
  12,600 Metris Companies, Inc.                          347,287
   5,700 NCO Group, Inc.*                                259,350
  63,325 Resource Bancshares Mortgage Group, Inc.        379,950
  57,500 Security Capital Group, Inc. Class B*           808,594
                                                    ------------
                                                       5,197,900
 ---------------------------------------------------------------
  Food & Beverage - 2.3%
  16,000 Agribrands International, Inc.*                 778,000
   5,000 American Italian Pasta Co.*                     140,000
   4,700 Corn Products International                     153,044
  29,200 Fleming Companies, Inc.                         352,225
  14,700 International Multifoods Corp.                  333,506
   8,800 Michael Foods, Inc.                             243,650
  19,300 Pilgrim's Pride Corp. Class B                   205,063
   9,650 Pilgrim's Pride Corp.*                           78,406
  22,000 Smithfield Foods, Inc.*                         646,250
  11,600 Universal Foods Corp.                           245,050
                                                    ------------
                                                       3,175,194
 ---------------------------------------------------------------
  Forest - 1.0%
  21,300 ACX Technologies, Inc.*                         263,588
   9,300 Glatfelter (P.H.) Co.                           122,644
  19,500 Potlatch Corp.                                  753,187
  10,800 United Stationers, Inc.*                        244,350
                                                    ------------
                                                       1,383,769
 ---------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                             Value
 Common Stocks - (continued)
  Gas Utilities - 2.3%
  27,000 Aquarion Co.                      $    972,000
  14,300 California Water Services Group        427,212
  11,100 Equitable Resources, Inc.              407,925
  17,100 Oneok, Inc.                            531,169
  11,700 SEMCO Energy, Inc.                     169,650
  25,200 UGI Corp.                              578,025
                                           ------------
                                              3,085,981
 ------------------------------------------------------
  Heavy Electrical - 1.4%
  14,050 A.O. Smith Corp.                       381,106
   9,900 Anixter International, Inc.*           208,519
  14,500 Baldor Electric Co.                    257,375
  16,000 C&D Technologies, Inc.                 504,000
  22,900 Foster Wheeler Corp.                   296,269
   9,400 Regal Beloit Corp.                     209,737
                                           ------------
                                              1,857,006
 ------------------------------------------------------
  Heavy Machinery - 0.6%
   5,400 Astec Industries, Inc.*                182,925
  12,700 Columbus McKinnon Corp.                222,250
   5,800 Nacco Industries, Inc.                 451,675
                                           ------------
                                                856,850
 ------------------------------------------------------
  Home Products - 0.7%
  45,400 Playtex Products, Inc.*                661,138
  10,100 WD-40 Co.                              247,450
                                           ------------
                                                908,588
 ------------------------------------------------------
  Hotel - 0.4%
  41,400 Aztar Corp.*                           380,362
  21,700 Boyd Gaming Corp.*                     116,638
                                           ------------
                                                497,000
 ------------------------------------------------------
  Industrial Parts - 3.9%
  18,200 Clarcor, Inc.                          326,463
  11,100 Commercial Intertech Corp.             138,750
  12,900 Flowserve Corp.                        203,981
  20,600 Helix Technology Corp.                 581,950
  14,200 Kaman Corp.                            185,488
  13,500 Kennametal, Inc.                       357,750
  21,700 Mark IV Industries, Inc.               429,931
  17,100 Thomas Industries, Inc.                332,381
  44,100 Timken Co.                             774,506
  30,400 Toro Co.                             1,117,200
  30,600 Watsco, Inc.                           428,400
  17,600 Watts Industries, Inc.                 387,200
                                           ------------
                                              5,264,000
 ------------------------------------------------------
  Industrial Services - 3.9%
  20,800 Aaron Rents, Inc. Class B              393,900
  10,200 ABM Industries, Inc.                   234,600
  31,700 Avis Rent A Car, Inc.*                 697,400
  16,400 Chemed Corp.                           498,150
 ------------------------------------------------------

  Shares Description                                        Value
 Common Stocks - (continued)
  Industrial Services - (continued)
   5,700 Cort Business Services Corp.*                $    142,856
  57,700 Dollar Thrifty Automotive Group, Inc.*          1,085,481
  13,500 Interim Services, Inc.*                           248,906
   7,800 Metamor Worldwide, Inc.*                          125,044
  14,600 Personnel Group of America, Inc.*                 122,275
  14,600 Rent-A-Center, Inc. *                             323,938
  26,250 Rollins Truck Leasing Corp.                       272,344
  12,100 Rollins, Inc.                                     189,819
  20,200 Wackenhut Corp.                                   488,587
  11,600 Xtra Corp.*                                       525,625
                                                      ------------
                                                         5,348,925
 -----------------------------------------------------------------
  Information Services - 2.6%
   9,000 American Management Systems, Inc.*                257,625
  13,700 Bell & Howell Co.*                                458,950
  28,600 Concentric Network Corp.*                         627,412
   8,200 F.Y.I., Inc.*                                     268,038
   9,000 Fair Isaac & Co., Inc.                            254,250
  17,000 infoUSA, Inc. Class B*                             86,063
   4,600 Maximus, Inc.*                                    159,275
   6,500 Medquist, Inc.*                                   226,281
   6,150 Profit Recovery Group International, Inc.*        234,084
  38,000 URS Corp.*                                        940,500
                                                      ------------
                                                         3,512,478
 -----------------------------------------------------------------
  Leisure - 1.8%
  18,800 Action Performance Co., Inc.*                     464,125
  26,800 Callaway Golf Co.                                 266,325
  18,900 Hollywood Park, Inc.*                             320,118
   6,400 JAKKS Pacific, Inc.*                              193,600
  11,700 Russ Berrie and Company, Inc.                     274,219
   5,800 SCP Pool Corp.*                                   133,400
  41,700 Station Casinos, Inc.*                            844,425
                                                      ------------
                                                         2,496,212
 -----------------------------------------------------------------
  Life Insurance - 1.5%
  46,979 Delphi Financial Group, Inc.*                   1,667,754
  17,200 FBL Financial Group, Inc.                         340,775
                                                      ------------
                                                         2,008,529
 -----------------------------------------------------------------
  Media - 0.5%
  25,700 Ascent Entertainment Group, Inc.*                 350,163
  11,900 Gaylord Entertainment Co.                         362,950
                                                      ------------
                                                           713,113
 -----------------------------------------------------------------
  Medical Products - 1.3%
   2,000 IDEC Pharmaceuticals Corp.*                       254,125
  13,000 OEC Medical Systems, Inc.*                        448,500
  16,600 ResMed, Inc.*                                     460,650
  27,100 Sola International, Inc.*                         430,213
  20,300 Sunrise Medical, Inc.*                            142,100
                                                      ------------
                                                         1,735,588
 -----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                     Value
 Common Stocks - (continued)
  Medical Providers - 1.1%
  49,900 Ameripath, Inc.*                          $    467,813
  13,200 Hooper Holmes, Inc.                            303,600
  26,000 Quest Diagnostics, Inc.*                       687,375
                                                   ------------
                                                      1,458,788
 --------------------------------------------------------------
  Mining - 3.0%
  39,200 Armco, Inc.*                                   269,500
  49,500 Asarco, Inc.                                 1,033,312
  31,300 Bethlehem Steel Corp.*                         240,619
  11,600 Commercial Metals Co.                          355,250
  30,100 Cyprus Amax Minerals Co.                       509,819
  63,900 National Steel Corp. Class B                   519,187
  16,100 Oregon Steel Mills, Inc.                       176,094
  23,200 Quanex Corp.                                   603,200
  11,000 Reliance Steel & Aluminum Corp.                364,375
                                                   ------------
                                                      4,071,356
 --------------------------------------------------------------
  Motor Vehicle - 1.8%
  10,700 Arvin Industries, Inc.                         382,525
   6,770 Dura Automotive Systems, Inc.*                 175,174
   8,700 Modine Manufacturing Co.                       258,825
   5,400 Monaco Coach Corp.*                            156,600
  17,400 Simpson Industries, Inc.                       217,500
  25,200 Standard Products Co.                          872,550
   5,600 Superior Industries International, Inc.        156,800
  11,100 Tower Automotive, Inc.*                        222,000
                                                   ------------
                                                      2,441,974
 --------------------------------------------------------------
  Oil Refining - 0.4%
  22,400 Northwestern Corp.                             554,400
 --------------------------------------------------------------
  Oil Services - 1.9%
  11,000 Helmerich & Payne, Inc.                        303,188
  11,600 Marine Drilling Co., Inc.*                     184,150
  21,400 National Oilwell, Inc.*                        363,800
  21,800 Oceaneering International, Inc.*               437,362
  72,300 Parker Drilling Co.*                           361,500
  24,500 Pool Energy Services Co.*                      646,187
  29,800 Seitel, Inc.*                                  290,550
                                                   ------------
                                                      2,586,737
 --------------------------------------------------------------
  Property Insurance - 2.2%
   7,100 Argonaut Group, Inc.                           179,275
  39,500 Capital Re Corp.                               478,937
   6,200 Commerce Group, Inc.                           137,950
   9,091 Fidelity National Financial, Inc.              139,774
  28,600 First American Financial Corp.                 425,425
  10,909 Medical Assurance, Inc.*                       274,089
   6,900 PMA Capital Corp.                              136,706
   6,700 Radian Group                                   310,294
   6,300 SCPIE Holdings, Inc.                           190,969
  16,800 Selective Insurance Group                      299,250
  14,400 Stewart Information Services Corp.             299,700
   7,200 Trenwick Group, Inc.                           157,950
                                                   ------------
                                                      3,030,319
 --------------------------------------------------------------

  Shares  Description                                    Value
 Common Stocks - (continued)
  Publishing - 1.5%
   13,000 Big Flower Press Holdings, Inc.*         $    375,375
   11,800 Jostens, Inc.                                 237,475
    8,200 Pulitzer, Inc.                                359,262
   50,400 Wallace Computer Services, Inc.             1,077,300
                                                   ------------
                                                      2,049,412
 --------------------------------------------------------------
  Restaurants - 1.5%
   11,700 Buffets, Inc.*                                130,894
   25,600 Luby's Cafeterias, Inc.                       342,400
   36,300 Rare Hospitality International, Inc.*         714,656
   20,500 Ruby Tuesday, Inc.                            371,563
   14,500 Sonic Corp.*                                  444,062
                                                   ------------
                                                      2,003,575
 --------------------------------------------------------------
  Security/Asset Management - 2.0%
   12,900 Advest Group, Inc.                            246,713
   21,400 Jeffries Group, Inc.                          529,650
    9,000 John Nuveen Co.                               351,562
    6,400 National Discount Brokers Group, Inc.*        195,600
   40,280 Southwest Securities Group, Inc.            1,359,450
                                                   ------------
                                                      2,682,975
 --------------------------------------------------------------
  Semiconductors - 3.5%
   54,600 3dfx Interactive, Inc.*                       607,425
   13,400 Actel Corp.*                                  210,213
   30,600 CTS Corp.                                   1,457,325
   21,200 Cypress Semiconductor Corp.*                  490,250
   43,000 Kent Electronics Corp.*                       728,313
   13,800 Lam Research Corp.*                           778,837
    9,100 Transwitch Corp.*                             452,156
                                                   ------------
                                                      4,724,519
 --------------------------------------------------------------
  Specialty Retail - 3.6%
   13,500 Bandag, Inc.                                  448,875
   11,600 Genesco, Inc.*                                137,750
   33,000 Haverty Furniture Cos., Inc.                  534,187
   20,400 Heilig Meyers Co.                             108,375
  151,800 Hollywood Entertainment Co.*                2,058,787
   27,300 HomeBase, Inc.*                               119,438
   11,900 Michaels Stores, Inc.*                        365,181
    8,500 Micro Warehouse, Inc.*                        104,125
   16,000 Musicland Stores Corp.*                       136,000
   14,600 Pep Boys-Manny, Moe & Jack                    212,613
   27,600 PETsMART, Inc.*                               132,825
   15,400 School Specialty, Inc.*                       190,575
   32,500 Spiegel, Inc.*                                290,469
                                                   ------------
                                                      4,839,200
 --------------------------------------------------------------
  Telephone - 0.8%
   22,300 Dycom Industries, Inc.*                       688,513
   11,900 US LEC Corp.*                                 386,750
                                                   ------------
                                                      1,075,263
 --------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                           Value
 Common Stocks - (continued)
  Thrifts - 2.4%
  12,000 Carolina First Corp.                            $    262,500
   5,400 First Republic Bank San Francisco California*        138,712
  30,800 FirstFed Financial Corp.*                            469,700
  15,200 Reliance Bancorp, Inc.                               525,350
  73,747 Republic Security Financial                          705,206
  37,300 Richmond County Financial                            739,006
  19,600 Staten Island Bancorp, Inc.                          351,575
                                                         ------------
                                                            3,192,049
 --------------------------------------------------------------------
  Tobacco - 0.6%
  24,500 Dimon, Inc.                                          105,656
  24,300 Universal Corp.                                      689,513
                                                         ------------
                                                              795,169
 --------------------------------------------------------------------
  Truck Freight - 1.1%
  10,000 Alexander & Baldwin, Inc.                            241,875
  17,400 Arnold Industries, Inc.                              247,950
  14,000 Consolidated Freightways Corp.*                      151,375
  10,700 Overseas Shipholding Group                           149,131
   8,000 Seacor Smit, Inc.*                                   415,500
  18,200 Yellow Corp. *                                       288,925
                                                         ------------
                                                            1,494,756
 --------------------------------------------------------------------
  Wireless - 0.6%
  39,375 Price Communications Corp.*                          809,648

 -----------------------------
  TOTAL COMMON
  STOCKS
  (Cost
  $127,072,813)   $134,481,534
 -----------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date           Value
  Repurchase Agreement - 0.8%
  Joint Repurchase Agreement
  $1,100,000     5.52% 09/01/1999 $  1,100,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,100,000)               $  1,100,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $128,172,813)             $135,581,534
 ---------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments
August 31, 1999

  Shares  Description                                   Value

 Common Stocks - 99.0%
  Airlines - 0.5%
   19,400 Delta Air Lines, Inc.                   $    985,762
   10,300 UAL Corp.*                                   667,569
                                                  ------------
                                                     1,653,331
 -------------------------------------------------------------
  Apparel - 0.4%
   23,200 Nike, Inc. Class B                         1,073,000
 -------------------------------------------------------------
  Banks - 14.9%
   17,500 Bank of New York Co., Inc.                   625,625
  105,000 Bank One Corp.                             4,213,125
  112,400 BankAmerica Corp.                          6,800,200
   15,100 BB&T Corp.                                   505,850
   78,200 Chase Manhattan Corp.                      6,544,362
  140,850 Citigroup, Inc.                            6,259,022
   34,300 Comerica, Inc.                             1,785,744
    5,700 Fifth Third Bancorp                          377,625
  117,100 Firstar Corp.                              3,139,744
   11,300 FirstMerit Corp.                             296,978
  103,200 Fleet Financial Group, Inc.                4,108,650
   32,800 Mellon Bank Corp.                          1,094,700
    9,200 Mercantile Bancorp., Inc.                    507,725
   24,400 National City Corp.                          674,050
   16,900 PNC Bank Corp.                               884,081
   19,300 Regions Financial Corp                       681,531
   16,600 SouthTrust Corp.                             586,188
   38,100 Suntrust Banks, Inc.                       2,450,306
   45,700 UnionBanCal Corp.                          1,753,738
   48,100 Wells Fargo & Co.                          1,914,981
    2,200 Zions Bancorp                                109,450
                                                  ------------
                                                    45,313,675
 -------------------------------------------------------------
  Chemical - 3.1%
   31,800 Avery Dennison Corp.                       1,745,025
   38,900 Dow Chemicals Co.                          4,420,012
   16,165 Du Pont (E.I.) de Nemours & Co.            1,024,457
   14,600 PPG Industries, Inc.                         876,912
    6,500 Rohm & Haas Co.                              242,938
   11,000 Sherwin Williams Co.                         268,125
   16,600 Vulcan Materials Co.                         707,575
                                                  ------------
                                                     9,285,044
 -------------------------------------------------------------
  Computer Hardware - 3.6%
    1,500 Apple Computer, Inc.*                         97,875
    5,500 Electronics for Imaging, Inc.*               322,438
   15,900 Hewlett-Packard Co.                        1,675,462
   44,400 International Business Machines, Inc.      5,530,575
   39,400 Lexmark International Group, Inc.*         3,102,750
    4,700 Pitney-Bowes Inc.                            277,300
                                                  ------------
                                                    11,006,400
 -------------------------------------------------------------
  Computer Software - 0.9%
    3,300 Microsoft Corp.*                             305,456
   71,100 Novell, Inc.*                              1,684,181
 -------------------------------------------------------------

  Shares  Description                                Value

 Common Stocks - (continued)
  Computer Software - (continued)
   17,500 Oracle Corp.*                        $    638,750
    2,100 Unisys Corp.*                              90,300
                                               ------------
                                                  2,718,687
 ----------------------------------------------------------
  Consumer Durables - 0.2%
   10,500 Whirlpool Corp.                           742,219
 ----------------------------------------------------------
  Defense/Aerospace - 1.8%
   44,700 Allied Signal, Inc.                     2,737,875
   26,800 General Dynamics Corp.                  1,688,400
   17,200 Raytheon Co. Class B                    1,171,750
                                               ------------
                                                  5,598,025
 ----------------------------------------------------------
  Department Store - 0.2%
    3,900 Federated Department Stores, Inc.*        179,400
    7,600 J. C. Penney Co., Inc.                    275,500
                                               ------------
                                                    454,900
 ----------------------------------------------------------
  Drugs - 2.3%
   28,000 Allergan, Inc.                          2,796,500
   24,400 Amgen, Inc.*                            2,029,775
    7,900 Andrx Corp.*                              567,813
   20,700 Bristol-Myers Squibb Co.                1,456,762
    1,200 Genzyme Corp.*                             67,725
      600 Pharmacia & Upjohn, Inc.                   31,350
                                               ------------
                                                  6,949,925
 ----------------------------------------------------------
  Electrical Equipment - 0.7%
   28,100 Johnson Controls, Inc.                  1,921,338
    3,100 Motorola, Inc.                            285,975
                                               ------------
                                                  2,207,313
 ----------------------------------------------------------
  Electrical Utilities - 5.6%
   21,700 Alliant Energy Corp.                      627,944
    6,700 Calpine Corp.*                            607,187
   78,000 Dominion Resources, Inc.                3,607,500
   29,500 DTE Energy Co.                          1,163,406
    7,800 Energy East Corp.                         195,000
   82,200 Entergy Corp.                           2,450,587
   35,500 FPL Group, Inc.                         1,917,000
   27,200 PECO Energy Co.                         1,105,000
    1,800 PG&E Corp.                                 54,563
   45,100 Public Service Enterprise               1,849,100
    2,200 Southern Co.                               59,538
   60,100 Texas Utilities Co.                     2,430,294
   25,900 Unicom Corp.                            1,000,387
                                               ------------
                                                 17,067,506
 ----------------------------------------------------------
  Energy Resources - 9.9%
   24,100 Apache Corp.                            1,096,550
    5,500 Atlantic Richfield Co.                    483,656
   71,000 Chevron Corp.                           6,549,750
   34,028 Conoco, Inc. Class B                      914,496
  167,300 Exxon Corp.                            13,195,787
 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

  Shares  Description                                          Value

 Common Stocks - (continued)
  Energy Resources - continued
   45,700 Mobil Corp.                                    $  4,678,538
   48,900 Royal Dutch Petroleum Co. ADR                     3,025,688
                                                         ------------
                                                           29,944,465
 --------------------------------------------------------------------
  Entertainment - 0.5%
   14,200 Carnival Cruise Lines Corp.                         634,563
   18,000 Royal Caribbean Cruise Lines                        842,625
                                                         ------------
                                                            1,477,188
 --------------------------------------------------------------------
  Financial Services - 3.0%
    1,100 American Express Co.                                151,250
   12,000 Aon Corp.                                           400,500
    4,700 C.I.T. Group, Inc.                                  111,919
   13,200 Countrywide Credit Industries, Inc.                 424,050
   26,300 Federal National Mortgage Association             1,633,888
   17,200 H&R Block, Inc.                                     956,750
   10,600 Heller Financial, Inc.                              242,475
   44,600 Marsh & McLennan Co.                              3,247,437
   24,000 Providian Financial Corp.                         1,863,000
                                                         ------------
                                                            9,031,269
 --------------------------------------------------------------------
  Food & Beverage - 3.6%
   45,900 ConAgra, Inc.                                     1,124,550
      600 General Mills, Inc.                                  50,250
   14,000 Hormel Foods Corp.                                  563,500
  102,100 IBP, Inc.                                         2,341,919
  191,600 Nabisco Group Holdings Corp.                      3,400,900
   87,400 Nabisco Holdings Corp.                            3,435,912
    6,500 Supervalu, Inc.                                     146,250
                                                         ------------
                                                           11,063,281
 --------------------------------------------------------------------
  Forest - 0.5%
   13,500 Georgia-Pacific Corp.                               558,563
   14,900 Weyerhaeuser Co.                                    838,125
                                                         ------------
                                                            1,396,688
 --------------------------------------------------------------------
  Gas Utilities - 0.5%
   52,700 Keyspan Corp.                                     1,554,650
 --------------------------------------------------------------------
  Gold - 1.7%
  169,000 Barrick Gold Corp.                                3,274,375
  108,700 Freeport-McMoRan Copper & Gold, Inc. Class B      1,745,994
   26,500 Placer Dome, Inc.                                   274,937
                                                         ------------
                                                            5,295,306
 --------------------------------------------------------------------
  Grocery - 0.4%
       63 Albertson's, Inc.                                     3,020
   47,600 Kroger Co.*                                       1,100,750
                                                         ------------
                                                            1,103,770
 --------------------------------------------------------------------

  Shares  Description                                    Value

 Common Stocks - (continued)
  Heavy Electrical - 0.9%
   21,000 Emerson Electric Co.                     $  1,315,125
   22,600 Phelps Dodge Corp.                          1,264,187
                                                   ------------
                                                      2,579,312
 --------------------------------------------------------------
  Home Products - 0.2%
   17,700 Fortune Brands, Inc.                          663,750
    2,100 Premark International, Inc.                    69,825
                                                   ------------
                                                        733,575
 --------------------------------------------------------------
  Hotel - 0.2%
   19,900 Marriott International, Inc.                  681,575
 --------------------------------------------------------------
  Industrial Parts - 2.1%
   23,900 Ingersoll-Rand Co.                          1,520,638
   28,500 Parker Hannifin Corp.                       1,246,875
   12,600 Tecumseh Products Co.                         718,200
    2,200 Textron, Inc.                                 177,650
   39,700 United Technologies Corp.                   2,625,162
                                                   ------------
                                                      6,288,525
 --------------------------------------------------------------
  Industrial Services - 0.6%
   20,600 Dollar Thrifty Automotive Group, Inc.*        387,537
   31,900 Hertz Corp.                                 1,285,969
                                                   ------------
                                                      1,673,506
 --------------------------------------------------------------
  Information Services - 0.2%
    7,400 Rhythms NetConnections, Inc.*                 283,050
    9,600 Sotheby's Holdings, Inc.                      279,600
                                                   ------------
                                                        562,650
 --------------------------------------------------------------
  Leisure - 1.4%
   59,500 Eastman Kodak Co.                           4,369,531
 --------------------------------------------------------------
  Life Insurance - 2.5%
    6,300 Aetna, Inc.                                   489,825
   23,100 American General Corp.                      1,640,100
   19,100 Cigna Corp.                                 1,715,419
   40,600 Hartford Life, Inc.                         1,763,562
    9,800 Lincoln National Corp.                        459,375
   30,300 Nationwide Financial Services, Inc.         1,105,950
    8,500 Unumprovident Corp.                           306,531
                                                   ------------
                                                      7,480,762
 --------------------------------------------------------------
  Media - 3.3%
   67,800 Cox Communications, Inc.*                   2,521,312
  122,800 Fox Entertainment Group, Inc.*              2,832,075
  113,700 Infinity Broadcasting Corp.*                3,077,006
    4,200 Time Warner, Inc.                             249,113
   18,700 Univision Communications, Inc.*             1,379,125
                                                   ------------
                                                     10,058,631
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                     Value

 Common Stocks - (continued)
  Medical Products - 1.3%
  34,800 Bausch & Lomb, Inc.                       $  2,298,975
  16,831 Tyco International Ltd.                      1,705,191
                                                   ------------
                                                      4,004,166
 --------------------------------------------------------------
  Medical Providers - 0.5%
  19,600 Pacificare Health Systems *                  1,176,000
   2,300 Trigon Healthcare, Inc.*                        83,519
   4,700 United Healthcare Corp.                        285,819
                                                   ------------
                                                      1,545,338
 --------------------------------------------------------------
  Mining - 0.6%
   9,100 Alcan Aluminum, Ltd.                           299,163
   6,600 Alcoa, Inc.                                    426,112
  39,400 USX-US Steel Group                           1,063,800
                                                   ------------
                                                      1,789,075
 --------------------------------------------------------------
  Motor Vehicle - 1.8%
  17,123 Delphi Automative Systems Corp.                321,056
  27,900 Ford Motor Co.                               1,454,288
  63,700 Navistar International Corp.*                3,097,412
   9,800 Paccar, Inc.                                   540,225
                                                   ------------
                                                      5,412,981
 --------------------------------------------------------------
  Oil Refining - 0.7%
  33,200 Texaco, Inc.                                 2,108,200
 --------------------------------------------------------------
  Property Insurance - 6.9%
   3,600 Allmerica Financial Corp.                      203,400
  28,300 Allstate Corp.                                 928,594
  22,400 AMBAC Financial Group, Inc.                  1,183,000
  80,125 American International Group, Inc.           7,426,586
  76,200 Hartford Financial Services Group, Inc.      3,462,337
  13,600 Jefferson-Pilot Corp.                          907,800
  43,500 Loews Corp.                                  3,414,750
   6,900 The PMI Group, Inc.                            293,250
  88,400 Travelers Property & Casualty Corp.          3,138,200
                                                   ------------
                                                     20,957,917
 --------------------------------------------------------------
  Publishing - 0.3%
   9,800 Knight Ridder, Inc.                            528,587
   4,600 Mcgraw-Hill Companies, Inc.                    237,763
   5,500 R.R. Donnelley & Sons Co.                      172,563
                                                   ------------
                                                        938,913
 --------------------------------------------------------------
  Railroads - 1.1%
  74,400 Burlington Northern Santa Fe Corp.           2,157,600
   7,400 Canadian National Railway Co.                  470,362
   2,800 CSX Corp.                                      122,325
  24,100 Norfolk Southern Corp.                         631,119
                                                   ------------
                                                      3,381,406
 --------------------------------------------------------------
  Restaurants - 0.2%
  31,300 Brinker International, Inc.*                   751,200
 --------------------------------------------------------------

  Shares  Description                              Value

 Common Stocks - (continued)
  Security/Asset Management - 2.0%
   66,935 Bear Stearns Companies, Inc.       $  2,786,169
    2,400 Equitable Companies, Inc.               148,200
   19,100 Morgan Stanley Dean Witter & Co.      1,639,019
   39,900 Paine Webber Group, Inc.              1,566,075
                                             ------------
                                                6,139,463
 --------------------------------------------------------
  Semiconductors - 0.8%
    5,500 LSI Logic Corp.*                        312,125
   15,000 Texas Instruments, Inc.               1,230,938
   10,800 Xilinx, Inc.*                           755,325
                                             ------------
                                                2,298,388
 --------------------------------------------------------
  Specialty Retail - 3.7%
   21,600 Best Buy Co., Inc.*                   1,517,400
   55,100 Circuit City Stores, Inc.             2,369,300
   56,600 CVS Corp.                             2,359,512
   17,000 Lowes Co., Inc.                         769,250
    5,100 Staples, Inc.*                          110,925
    2,200 Tandy Corp.                             103,950
    9,000 The Home Depot, Inc.                    550,125
   39,800 Tiffany & Co.                         2,104,425
   37,000 Zale Corp.*                           1,283,438
                                             ------------
                                               11,168,325
 --------------------------------------------------------
  Telephone - 11.2%
   57,800 Ameritech Corp.                       3,648,625
  188,246 AT&T Corp.                            8,471,070
   49,600 BCE, Inc.                             2,318,800
   63,300 Bell Atlantic Corp.                   3,877,125
   67,800 BellSouth Corp.                       3,067,950
   24,600 Centurytel, Inc.                        967,088
   71,400 GTE Corp.                             4,899,825
    5,100 MCI Worldcom, Inc.*                     386,325
   61,600 SBC Communications, Inc.              2,956,800
   72,500 Sprint Corp.                          3,217,187
                                             ------------
                                               33,810,795
 --------------------------------------------------------
  Thrifts - 0.6%
   19,100 Golden West Financial Corp.           1,734,519
 --------------------------------------------------------
  Tobacco - 0.2%
   17,500 Philip Morris Companies, Inc.           655,156
 --------------------------------------------------------
  Truck Freight - 0.1%
    5,200 FDX Corp.*                              220,675
 --------------------------------------------------------
  Wireless - 1.3%
   24,700 Telephone & Data Systems, Inc.        1,719,738
   37,400 United States Cellular Corp.*         2,106,087
                                             ------------
                                                3,825,825
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $298,694,782)                        $300,107,051
 --------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

  Principal   Interest  Maturity
  Amount        Rate      Date          Value
 Repurchase Agreement - 0.3%
  Joint Repurchase Agreement
   $800,000     5.52%  09/01/1999 $    800,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $800,000)                 $    800,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $299,494,782)             $300,907,051
 ---------------------------------------------

 * Non-income producing security.

 The percentages shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                             Value

 Common Stocks - 99.2%
  Belgium - 0.7%
   14,700 Dexia Belgium Credit Communal (Banks)             $  2,150,619
      100 Electrabel SA (Utilities)                               33,460
   19,400 Fortis B (Insurance)                                   666,974
                                                            ------------
                                                               2,851,053
 -----------------------------------------------------------------------
  Britain - 14.7%
   32,300 Abbey National (Banks)                                 555,498
   43,829 Allied Domecq PLC (Tobacco)                            403,329
  103,900 Allied Zurich PLC (Insurance)                        1,264,523
   85,200 AMEC PLC (Construction)                                365,976
  140,800 Arjo Wiggins Appleton PLC (Paper)                      487,016
   58,800 AstraZeneca Group PLC (Health)                       2,331,828
   30,300 Barclays PLC (Banks)                                   900,351
  193,971 BG (Utilities)                                       1,167,107
  262,470 Billiton PLC (Nonferrous Metals)                     1,069,378
  335,600 BP Amoco PLC (Energy Resources)                      6,225,203
   83,800 British American Tobacco (Tobacco)                     702,399
  311,200 British Steel PLC (Steel)                              817,326
  385,100 British Telecom PLC (Telecommunication)              5,898,108
   78,583 Cable & Wireless (Telecommunication)                   900,142
        1 Carillion PLC * (Construction)                               2
   16,790 Daily Mail & General Trust (Broadcasting)              945,412
   29,600 Debenhams PLC (Merchandising)                          187,625
   78,400 Diageo PLC (Tobacco)                                   795,880
  171,885 FKI PLC (Electrical Equipment)                         587,624
   11,400 General Electric Co. PLC (Electrical Equipment)        113,893
  250,536 George Wimpey PLC (Construction)                       606,891
  119,380 Glaxo Wellcome PLC (Health)                          3,136,798
   11,100 Granada Group PLC (Leisure)                             98,932
   63,895 Halifax Group PLC (Banks)                              713,393
   41,800 Hanson PLC (Construction)                              356,077
  277,000 HSBC Holdings PLC (Banks)                            3,431,411
   64,150 J. Sainsbury PLC (Merchandising)                       442,232
   44,944 Kingfisher Group (Merchandising)                       540,848
   68,312 Lex Service PLC (Business Services)                    673,689
   43,100 National Power (Utilities)                             305,960
   88,700 National Westminster Bank PLC (Banks)                1,820,860
  235,500 Norwich Union PLC (Insurance)                        1,606,420
   21,258 P & O Finance BV (Ship Transportation)                 341,999
   20,000 Pearson (Broadcasting)                                 412,497
   35,300 Railtrack Group PLC (Business Services)                674,105
   28,800 Reuters Group PLC (Business Services)                  423,256
   23,900 RMC Group PLC (Construction)                           395,462
  435,077 Rolls Royce (Defense/Aerospace)                      1,730,632
  122,325 Royal Bank of Scotland Group (Banks)                 2,522,932
 -----------------------------------------------------------------------

  Shares  Description                                          Value

 Common Stocks - (continued)
  Britain - (continued)
   99,300 Safeway (Merchandising)                        $    412,165
  304,046 Smith Group (Health)                              1,017,431
   82,600 Smith Group (Merchandising)                         761,442
  184,300 Smithkline Beecham (Health)                       2,398,701
   59,400 Standard Chartered PLC (Banks)                      864,843
        1 Tarmac (Construction)                                     8
   37,308 Thames Water (Business Services)                    537,189
   58,466 Unilever NV (Food & Beverage)                       550,252
   12,721 Unilever NV (Food & Beverage)                       886,137
   57,700 United Utility (Business Services)                  686,926
  118,900 Vodafone AirTouch PLC (Telecommunication)         2,394,906
   50,900 Whitbread PLC (Leisure)                             701,780
  209,767 Williams PLC (Electrical Utilities)               1,191,281
   51,300 Wolseley PLC (Construction)                         404,404
                                                         ------------
                                                           58,760,479
 --------------------------------------------------------------------
  Finland - 2.6%
   85,000 Finnair Series 1 (Airlines)                         427,107
  153,000 Merita PLC (Banks)                                  809,255
   85,550 Metsa Serla OY (Paper)                              810,871
   84,000 Nokia AB Oyj Series A (Telecommunication)         7,019,890
   35,000 UPM Kymmene OY (Paper)                            1,212,560
                                                         ------------
                                                           10,279,683
 --------------------------------------------------------------------
  France - 8.0%
   10,650 Assurances Generales de France (Insurance)          550,574
   31,400 Axa (Insurance)                                   3,912,901
   32,380 Banque National de Paris (Banks)                  2,479,929
    9,400 Carrefour SA (Specialty Retail)                   1,531,343
   10,500 Casino Guich Perr (Merchandising)                 1,107,410
    2,700 Compagnie de Saint Gobain (Construction)            522,683
    1,800 Danone (Food & Beverage)                            445,947
   14,836 Dexia France (Banks)                              1,935,102
   12,500 Elf Aquitaine (Energy Resources)                  2,195,038
  689,300 Eurotunnel SA * (Business Services)               1,050,013
   72,300 France Telecom (Telecommunication)                5,636,762
    9,450 GTM Entrepose (Construction)                      1,033,657
    1,400 L' Oreal SA (Health)                                905,625
    1,310 Labinal (Electrical Equipment)                      185,279
   16,600 Lafarge SA (Construction)                         1,785,883
   11,200 Lagardere S.C.A. (Multi-Industrial)                 454,960
    8,800 Pechiney (Nonferrous Metals)                        512,930
    8,000 Pernod Ricard (Tobacco)                             614,399
    4,800 Pinault-Printemps-Redoute SA (Merchandising)        832,739
   15,000 Rhone-Poulenc SA (Chemical)                         728,647
    4,300 SEITA (Tobacco)                                     234,716
 --------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares  Description                                                   Value

 Common Stocks - (continued)
  France - (continued)
      400 Societe Eurafrance SA (Financial Services)              $    245,844
   17,400 Suez Lyonnaise Eaux (Business Services)                    2,906,399
                                                                  ------------
                                                                    31,808,780
 -----------------------------------------------------------------------------
  Germany - 9.0%
   13,050 Allianz AG Holdings (Insurance)                            3,441,571
      350 AMB Aachener & Muenchener Beteiligungs AG (Insurance)         29,620
   71,450 BASF AG (Chemical)                                         3,242,526
   30,250 Bayer AG (Chemical)                                        1,316,798
   59,800 Commerzbank AG (Banks)                                     2,144,494
   91,715 Daimler Chrysler AG (Auto)                                 6,927,276
  102,250 Deutsche Telekom AG (Telecommunication)                    4,532,118
   36,550 Fag Kugelfischer (Industrial Services)                       384,711
   11,275 Hoechst AG (Health)                                          477,090
    6,800 HypoVereinsbank (Banks)                                      403,548
    4,700 IWKA AG (Machinery)                                           89,047
      300 Karstadt AG (Merchandising)                                  142,175
   34,400 Lufthansa AG (Airlines)                                      665,937
   57,750 Man AG (Machinery)                                         1,954,906
    2,023 Mannesmann AG (Machinery)                                    310,732
   46,100 Merck KGAA (Health)                                        1,570,293
    4,700 Meto AG * (Appliance)                                         35,965
    7,050 Metro AG (Merchandising)                                     404,961
   50,525 Siemens AG (Electrical Equipment)                          4,254,449
    6,500 Thyssen AG * (Steel)                                         151,960
   51,900 Veba AG (Utilities)                                        3,310,614
                                                                  ------------
                                                                    35,790,791
 -----------------------------------------------------------------------------
  Hong Kong - 3.3%
  760,000 Amoy Properties (Real Estate)                                748,754
  193,000 Bank of East Asia (Banks)                                    444,912
  129,000 Cathay Pacific Airways (Airlines)                            219,295
   57,000 Cheung Kong Holdings Ltd. (Real Estate)                      497,334
  220,500 CLP Holdings Ltd. (Utilities)                              1,042,171
  319,000 Great Eagle Holdings Ltd. (Real Estate)                      468,338
  140,000 Hang Seng Bank Ltd. (Banks)                                1,582,120
   17,000 Harbour Centre Development Ltd. (Leisure)                     13,574
  118,000 Hong Kong & China Gas Co. Ltd. (Utilities)                   167,922
  272,000 Hong Kong Construction Holdings Ltd. (Construction)          133,112
  801,400 Hong Kong Telecom (Telecommunication)                      1,816,461
  266,000 Hutchison Whampoa (Financial Services)                     2,594,947
   50,000 Johnson Electric Holdings Ltd. (Electrical Equipment)        225,373
 -----------------------------------------------------------------------------

  Shares    Description                                            Value

 Common Stocks - (continued)
  Hong Kong - (continued)
     88,000 New World Development Co. Ltd. (Real Estate)     $    211,928
    597,000 Sino Land Co. (Real Estate)                           299,849
    165,000 Sun Hung Kai Properties Co. Ltd. (Real Estate)      1,402,465
    168,500 Swire Pacific Ltd. Class A (Multi-Industrial)         868,009
     30,000 Television Broadcasts Ltd. (Media)                    134,451
    158,000 Wharf Holdings Co. Ltd. (Real Estate)                 429,342
                                                             ------------
                                                               13,300,357
 ------------------------------------------------------------------------
  Italy - 5.7%
     73,700 Assicurazioni Generali (Insurance)                  2,490,934
    327,600 Banca Commercial Italiana (Banks)                   2,231,792
     77,700 Banca Popolare di Milano BPM (Banks)                  563,857
    391,900 CIR-Compagnie Industriali Riunite SpA (Multi-
            Industrial)                                           583,716
  1,049,700 ENI SpA (Energy Resources)                          6,318,316
    492,200 Istituto Nazionale delle Assicurazioni SpA
            (Insurance)                                         1,187,136
     23,700 Italcementi SpA (Construction)                        323,416
     55,650 Magneti Marelli SpA (Industrial Services)             145,996
     70,200 Mediaset SpA (Broadcasting)                           620,822
    559,900 Montedison SpA (Multi-Industrial)                     844,013
     10,800 Pirelli SpA * (Industrial Services)                    20,222
     59,300 Rolo Banca 1473 (Banks)                             1,176,197
     70,800 San Paolo-IMI SpA (Banks)                             951,925
     65,500 Sirti SpA (Construction)                              338,824
     32,400 Telecom Italia Mobile SpA (Telecommunication)         112,420
    117,400 Telecom Italia SpA-ITL50 (Telecommunication)          684,296
    395,125 Telecom Italia SpA-ITL1000 (Telecommunication)      3,983,376
                                                             ------------
                                                               22,577,258
 ------------------------------------------------------------------------
  Japan - 28.8%
     41,000 77 Bank Ltd. (Banks)                                  401,619
     29,200 Acom Co. (Financial Services)                       2,967,138
     80,000 Alps Electric Co. (Electrical Utilities)            2,326,794
    520,000 Bank of Tokyo Mitsubishi (Banks)                    7,776,100
     41,000 Canon Sales Co., Inc. (Business Services)             652,865
     46,000 Canon, Inc. (Computer Hardware)                     1,346,321
         39 Central Japan Railway Co. (Railroads)                 253,258
     79,000 Chiba Bank Ltd. (Banks)                               296,968
     32,000 Chugoku Electric Power Co. (Utilities)                527,992
     79,000 Chuo Trust & Bank (Financial Services)                517,346
 ------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

  Shares  Description                                                    Value

 Common Stocks - (continued)
  Japan - (continued)
  111,000 Cosmo Oil Co. Ltd. (Energy Resources)                    $    203,046
  271,000 Daicel Chemical Industries (Chemical)                       1,115,379
   88,000 Daiichi Pharmaceutical Co. (Health)                         1,361,028
  117,000 Dainippon Pharmaceutical Co. Ltd. (Health)                    721,251
   57,000 Daito Trust Construction Co. Ltd. (Construction)              742,900
   48,000 Daiwa Securities Group, Inc. (Financial Services)             435,067
      271 DDI Corp. (Telecommunication)                               1,710,248
  241,000 Fuji Heavy Industries Ltd. (Auto)                           1,922,093
  102,000 Fujitsu Ltd. (Computer Hardware)                            2,994,649
  391,000 Hitachi (Electrical Equipment)                              3,973,119
   36,000 Hitachi Chemical Co. Ltd. (Chemical)                          540,321
   42,000 Honda Motor Co. Ltd. (Auto)                                 1,690,218
  328,000 Industrial Bank of Japan Ltd. (Banks)                       3,344,949
  225,000 Ishikawajima Har (Machinery)                                  442,448
  172,000 Izumiya Co. (Merchandising)                                 1,596,744
   51,000 JUSCO Co. Ltd. (Merchandising)                                984,223
   59,000 Kaken Pharmaceutical Co. Ltd. (Health)                        431,701
   22,800 KDD Corp. (Telecommunication)                               1,782,961
  244,000 Konica Corp. (Multi-Industrial)                               984,168
   40,200 Kyocera Corp. (Electrical Utilities)                        2,647,277
  243,000 Kyowa Hakko Kogyo (Health)                                  1,844,697
   55,600 Kyushu Electric Power Co., Inc. (Utilities)                   889,925
  120,000 Lion Corp. (Health)                                           460,969
  108,000 Matsushita Electric Industrial Co. (Appliance)              2,133,626
  202,000 Mazda Motor Corp. (Auto)                                    1,136,233
  379,000 Mitsubishi Electric (Electrical Equipment)                  1,920,391
  626,000 Mitsubishi Heavy Industries Ltd. (Machinery)                2,731,074
   73,000 Mitsubishi Trust & Banking (Banks)                            767,824
  254,000 Mitsui Co. (Wholesale)                                      1,791,137
  731,000 Mitsui Osk Lines (Ship Transportation)                      1,404,033
   63,000 Mitsui Soko Co. (Business Services)                           210,317
   20,000 Mitsumi Electric Co. Ltd. (Electrical Equipment)              601,820
   10,000 Nichiei Co.* (Financial Services)                             923,766
  344,000 Nippon Express Co. (Railroads)                              2,633,448
   59,000 Nippon Kayaku Co. Ltd. (Health)                               339,964
  514,000 Nippon Oil Co. Ltd. (Energy Resources)                      2,280,057
  129,000 Nippon Suisan Kaisha Ltd. (Food & Beverage)                   253,670
      466 Nippon Telephone & Telegraph Corp. (Telecommunication)      5,242,420
   97,000 Nishimatsu Construction (Construction)                        563,360
  140,000 Nissan Motor Co.* (Auto)                                      816,939
 ------------------------------------------------------------------------------

  Shares  Description                                                  Value

 Common Stocks - (continued)
  Japan - (continued)
      128 NTT Mobile Communications Network, Inc.*
          (Telecommunication)                                    $  2,118,992
  173,000 Sakura Bank Ltd. (Banks)                                    917,730
   75,000 Sankyo Co. Ltd. (Health)                                  2,092,194
    3,000 Secom Co. Ltd. (Business Services)                          410,207
  151,000 Sekisui Chemical Co. Ltd. (Construction)                    842,457
  208,000 Sekisui House (Construction)                              2,239,137
   63,000 Sharp Corp. (Electrical Equipment)                          962,272
   15,000 Shikoku Electric Power (Utilities)                          241,460
  236,000 Shionogi & Co. (Health)                                   2,028,993
  300,000 Showa Denko KK (Chemical)                                   411,579
  397,000 Snow Brand Milk (Food & Beverage)                         1,819,152
   15,200 Sony Corp. (Appliance)                                    1,971,336
   50,000 Sumitomo Bank (Banks)                                       685,965
  419,000 Sumitomo Osaka Cement (Construction)                        793,278
  115,000 Suzuki Motor Corp. (Auto)                                 1,945,854
  315,000 Taiheiyo Cement (Construction)                              826,862
   50,000 Takeda Chemical Industries Ltd. (Health)                  2,515,206
   65,000 Tokyo Electric Power (Electrical Utilities)               1,515,983
  155,000 Toppan Printing Co. (Business Services)                   1,984,726
  185,000 Toshiba Corp. (Electrical Equipment)                      1,646,362
  104,000 Toyo Seikan Kaisha (Multi-Industrial)                     2,425,573
  210,000 Toyota Motor Corp. (Auto)                                 6,203,869
      221 West Japan Railway (Railroads)                              879,270
  308,000 Yasuda Fire & Marine Insurance (Insurance)                2,121,224
                                                                 ------------
                                                                  115,235,542
 ----------------------------------------------------------------------------
  Netherlands - 5.5%
  159,800 ABN AMRO Holding NV (Banks)                               3,896,473
    7,600 DSM NV (Chemical)                                           895,216
    9,750 Heineken NV (Tobacco)                                       486,822
   90,200 ING Groep NV (Financial Services)                         4,952,196
   38,200 Koninklijke Ahold NV (Merchandising)                      1,369,894
    6,400 Koninklijke Hoogovens NV (Steel)                            370,670
   71,200 Koninklijke Nedlloyd NV (Railroads)                       2,033,610
   35,786 Koninklijke Royal Philips Electronics NV (Appliance)      3,692,873
   18,200 KPN NV (Telecommunication)                                  816,321
   54,700 Royal Dutch Petroleum Co. (Energy Resources)              3,367,706
                                                                 ------------
                                                                   21,881,781
 ----------------------------------------------------------------------------
  Portugal - 0.5%
   40,900 Banco Comercial Portugues SA (Banks)                      1,087,708
   10,100 Banco Espirito Santo SA (Banks)                             256,530
    9,700 Banco Mello SA (Banks)                                       90,811
 ----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares    Description                                                   Value

 Common Stocks - (continued)
  Portugal - (continued)
      3,400 Banco Port Atlan* (Banks)                               $     51,289
     24,800 BPI-SGPS SA (Banks)                                          498,721
                                                                    ------------
                                                                       1,985,059
 -------------------------------------------------------------------------------
  Singapore - 5.6%
    543,000 Acma Ltd. (Telecommunication)                                412,854
    174,000 City Developments (Real Estate)                            1,054,232
    872,000 Comfort Group Ltd. (Railroads)                               440,273
     26,000 Creative Technology Ltd. (Electrical Equipment)              257,915
    220,970 DBS Bank Ltd. (Banks)                                      2,533,247
    532,000 DBS Land (Real Estate)                                     1,213,472
    404,000 Hotel Properties Ltd. (Leisure)                              371,963
     68,000 Jurong Shipyard Ltd. (Machinery)                             306,980
    173,000 Keppel Corp. Ltd. (Multi-Industrial)                         560,053
    305,000 Marco Polo Development Ltd. (Real Estate)                    456,549
    242,000 Overseas Chinese Banking Corp.-- Alien Market (Banks)      1,696,228
     98,500 Overseas Union Bank Ltd. (Banks)                             514,880
    372,400 Singapore Airlines Ltd. (Airlines)                         3,495,052
     99,000 Singapore Press Holdings Ltd. (Publishing)                 1,646,570
    767,000 Singapore Technologies Engineering Ltd. (Machinery)          924,865
  1,607,700 Singapore Telecommunications Ltd. (Telecommunication)      2,855,375
    298,300 United Engineers (Construction)                              306,539
    615,000 United Industrial Corp. Ltd. (Real Estate)                   352,525
    373,700 United Overseas Bank (Banks)                               2,774,725
     32,000 Venture Manufacturing Ltd. (Electrical Equipment)            306,029
                                                                    ------------
                                                                      22,480,326
 -------------------------------------------------------------------------------
  Spain - 6.0%
     13,400 Acerinox SA (Steel)                                          441,557
     52,000 Argentaria Corp. Bancaria de Espana (Banks)                1,185,426
     63,600 Banco Bilbao Vizcaya SA (Banks)                              849,064
    233,600 Banco Santander Central Hispano SA (Banks)                 2,350,051
     14,100 Compania Espanola de Petroleos SA (Energy Resources)         170,337
      8,800 Corporacion Financiera Alba SA (Multi-Industrial)            258,048
    103,600 Dragados Y Construcciones SA (Construction)                1,270,185
    224,400 Endesa SA (Electrical Utilities)                           4,510,247
     13,500 Fomento de Construcciones y Contratas SA
            (Construction)                                               799,020
      5,700 Gas Natural SDG SA (Gas Utilities)                           134,825
     40,900 Iberdrola SA (Utilities)                                     589,716
 -------------------------------------------------------------------------------

  Shares  Description                                                 Value

 Common Stocks - (continued)
  Spain - (continued)
  185,950 Repsol SA (Energy Resources)                          $  3,886,933
  339,103 Telefonica de Espana SA * (Telecommunication)            5,416,672
  161,100 Union Electric Fenosa (Utilities)                        2,300,664
                                                                ------------
                                                                  24,162,745
 ---------------------------------------------------------------------------
  Sweden - 2.9%
  114,900 Electrolux AB (Appliance)                                2,316,701
  111,100 Ericsson Telecommunications Series B (Electrical
          Equipment)                                               3,589,530
    8,180 Esselte Series B (Business Services)                        69,053
   17,400 Hennes & Mauritz AB Series B (Merchandising)               440,653
   15,600 Mo och Domsjoe AB Series B (Paper)                         477,493
   18,100 Scania AB Series B (Machinery)                             682,625
   64,300 Skandinaviska Enskilda Banken Series A (Banks)             667,758
  156,650 Svenska Handelsbanken Series A (Banks)                   2,178,601
    6,700 Volvo AB Series A (Auto)                                   189,208
   39,207 Volvo AB Series B (Auto)                                 1,100,063
                                                                ------------
                                                                  11,711,685
 ---------------------------------------------------------------------------
  Switzerland - 5.9%
      356 Alusuisse-Lonza Group Ltd. (Multi-Industrial)              423,613
    1,879 Baloise Holdings (Insurance)                             1,573,804
      995 Compagnie Financiere Richemont AG Class A (Multi-
          Industrial)                                              1,894,361
    3,712 Credit Suisse Group (Banks)                                701,813
    3,215 George Fischer AG (Machinery)                              988,283
      281 Jelmoli Holding AG (Merchandising)                         285,142
      320 Movenpick Holdings (Leisure)                               141,733
    1,993 Nestle SA (Food & Beverage)                              3,939,360
    2,778 Novartis AG (Health)                                     4,003,464
       90 Pargesa Holding AG (Financial Services)                    142,791
       36 Roche Holding AG--CHF 100 (Health)                         642,559
      301 Roche Holding AG--Genussheine NPV (Health)               3,486,164
      205 Schindler Holdings AG (Machinery)                          332,022
      418 Schindler Holdings AG--PTG Certificates (Machinery)        637,763
    1,485 Schw Ruckversicher (Insurance)                           2,900,889
    2,423 Valora Holding AG (Merchandising)                          611,877
    1,703 Zurich Allied AG (Insurance)                             1,000,838
                                                                ------------
                                                                  23,706,476
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $355,012,667)                                           $396,532,015
 ---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

  Shares Description            Value

 Preferred Stocks - 0.0%
  Germany -
   0.0%
  3,050  Rheinmetall AG
         (Defense/Aerospace)  $ 48,558
 -------------------------------------
  Italy - 0.0%
  5,075  IFI Instituto
         Finanziario (Multi-
         Industrial)           133,678
 -------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $223,137)             $182,236
 -------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Short-Term Obligation - 0.5%
  Federal Home Loan Mortgage Corp.+
  $2,000,000            5.12%                        10/05/1999                     $  1,990,433
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $1,990,433)                                                                 $  1,990,433
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $357,226,237)                                                               $398,704,684
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
 # This security is issued with a zero-coupon. The interest rate disclosed for this security represents effective yield to maturity.
 + A portion of this security is segregated as collateral for initial margin requirement on Futures transactions.

                                     Percentage of
                                    Total Net Assets
 Common and Preferred Stock Industry Classifications
  Airlines                                 1.2%
  Appliance                                2.5
  Auto                                     5.5
  Banks                                   15.8
  Broadcasting                             0.5
  Business Services                        2.6
  Chemical                                 2.1
  Computer Hardware                        1.1
  Construction                             3.7
  Defense/Aerospace                        0.4
  Electrical Equipment                     4.7
  Electrical Utilities                     3.1
  Energy Resources                         6.2
  Financial Services                       3.2
  Food & Beverage                          2.0
  Gas Utilities                            0.0
  Health                                   7.9
  Industrial Services                      0.1
  Insurance                                5.7
  Leisure                                  0.3
  Machinery                                2.4
  Media                                    0.0
  Merchandising                            2.5
  Multi-Industrial                         2.4
  Nonferrous Metals                        0.4
  Paper                                    0.7
  Publishing                               0.4
  Railroads                                1.6
  Real Estate                              1.8
  Ship Transportation                      0.4
  Specialty Retail                         0.4
  Steel                                    0.4
  Telecommunication                       13.3
  Tobacco                                  0.8
  Utilities                                2.6
  Wholesale                                0.5
 ---------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK        99.2%
 ---------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
 Assets:

  Investment in securities, at value (identified cost
  $954,461,619, $739,325,430, $128,172,813, $299,494,782 and
  $357,226,237, respectively)                                   $1,213,653,217
  Cash, at value(b)                                                  1,262,143
  Receivables:
  Dividends and interest, at value                                   1,498,809
  Fund shares sold                                                   4,206,938
  Variation margin                                                         --
  Reimbursement from investment adviser                                 79,868
  Other assets                                                          43,817
 -----------------------------------------------------------------------------
  Total assets                                                   1,220,744,792
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Fund shares repurchased                                              901,001
  Amounts owed to affiliates                                         1,300,526
  Variation margin                                                       4,700
  Accrued expenses and other liabilities, at value                     111,274
 -----------------------------------------------------------------------------
  Total liabilities                                                  2,317,501
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  839,411,583
  Accumulated undistributed net investment income                      804,328
  Accumulated net realized gain (loss) on investment, futures
  and foreign currency related transactions                        119,046,115
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies      259,165,265
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $1,218,427,291
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                              $34.21
   Class B                                                              $33.56
   Class C                                                              $33.46
   Institutional                                                        $34.61
   Service                                                              $34.05
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          17,954,472
   Class B                                                           6,378,289
   Class C                                                           1,295,997
   Institutional                                                     9,691,645
   Service                                                             328,989
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                             35,649,392
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity is $36.20, $18.01, $10.83, $11.16 and $11.50, respectively. At redemp-
     tion, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 (b) Includes restricted cash of $1,000,000, $840,000 and $730,000, respec-tively for CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value relating to initial margin requirements on futures transaction.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

  CORE Large Cap      CORE Small Cap       CORE Large Cap       CORE International
    Growth Fund        Equity Fund           Value Fund            Equity Fund


    $868,081,737       $135,581,534         $300,907,051           $398,704,684
       1,100,045            138,210              871,140                170,410
         394,311            150,437              562,628                699,211
       3,531,077            343,489            1,183,792                513,940
             --               6,038                  --                     --
          93,491             80,885               75,161                 66,216
          16,168              7,958               11,674                390,148
 ---------------------------------------------------------------------------------
     873,216,829        136,308,551          303,611,446            400,544,609
 ---------------------------------------------------------------------------------


       1,277,379            711,057              153,665                142,388
         801,680            141,779              218,553                375,052
          68,112                --                 7,662                 19,348
          43,857            113,239              110,643                201,760
 ---------------------------------------------------------------------------------
       2,191,028            966,075              490,523                738,548
 ---------------------------------------------------------------------------------


     737,567,028        135,129,996          297,783,487            352,664,249
             --                 --               478,248              2,637,600
       4,870,886         (7,201,585)           3,465,457              2,990,037
     128,587,887          7,414,065            1,393,731             41,514,175
 ---------------------------------------------------------------------------------
    $871,025,801       $135,342,476         $303,120,923           $399,806,061
 ---------------------------------------------------------------------------------
          $17.02             $10.23               $10.55                 $10.87
          $16.75             $10.09               $10.50                 $10.81
          $16.75             $10.10               $10.51                 $10.82
          $17.10             $10.30               $10.55                 $11.00
          $16.95             $10.22               $10.55                 $10.93
 ---------------------------------------------------------------------------------
      17,671,442          5,146,281            8,633,441             10,530,336
      10,842,024          1,358,479            1,377,281                848,293
       4,507,009            620,920              764,208                454,208
      18,166,722          6,082,226           17,965,455             24,651,243
         148,098              6,243                1,253                    715
 ---------------------------------------------------------------------------------
      51,335,295         13,214,149           28,741,638             36,484,795
 ---------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Operations
For the Seven-Month Period Ended August 31, 1999

                                                                    CORE U.S.
                                                                   Equity Fund
  Investment income:
  Dividends(a)                                                    $   8,477,941
  Interest                                                              504,234
 ------------------------------------------------------------------------------
  Total income                                                        8,982,175
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                     5,212,778
  Distribution and service fees(b)                                    2,231,754
  Transfer agent fees(b)                                              1,018,447
  Custodian fees                                                        112,034
  Registration fees                                                      96,553
  Printing fees                                                          80,359
  Professional fees                                                      38,456
  Trustee fees                                                            6,426
  Service share fees                                                     34,586
  Other                                                                  34,541
 ------------------------------------------------------------------------------
  Total expenses                                                      8,865,934
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived                         (688,087)
 ------------------------------------------------------------------------------
  Net expenses                                                        8,177,847
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                          804,328
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           107,390,321
  Futures transactions                                                  547,400
  Foreign currency related transactions                                      --
  Net change in unrealized gain (loss) on:
  Investments                                                      (66,419,570)
  Futures                                                             (757,943)
  Translation of assets and liabilities denominated in foreign
  currencies                                                                 --
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures, and
  foreign currency related transactions                              40,760,208
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  41,564,536
 ------------------------------------------------------------------------------

 (a) For the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds, taxes withheld on dividends were $188,196, $85,193, $7,443, and $756,799, respectively.
 (b) Class-specific distribution and service and transfer agent fees were as follows:

                             Distribution and Service
                                       fees                           Transfer Agent fees
                           ---------------------------- -----------------------------------------------
                           Class A   Class B   Class C  Class A  Class B  Class C Institutional Service
                           -------- ---------- -------- -------- -------- ------- ------------- -------
   CORE U.S. Equity Fund   $901,485 $1,115,835 $214,434 $685,129 $212,009 $40,742       $77,800  $2,767
   CORE Large Cap Growth
   Fund                     366,944    858,809  343,654  278,878  163,174  65,294        68,733     511
   CORE Small Cap Equity
   Fund                      84,036     80,244   34,375   63,867   15,246   6,531        14,387      14
   CORE Large Cap Value
   Fund                      88,576     40,251   23,517   67,318    7,648   4,468        41,227       1
   CORE International Eq-
   uity Fund                321,043     47,034   25,018  121,996    8,936   4,753        62,671       2

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

   CORE Large Cap     CORE Small Cap      CORE Large Cap      CORE International
    Growth Fund        Equity Fund          Value Fund           Equity Fund

      $ 3,489,915       $    940,243         $ 2,534,169            $  5,529,675
          640,310             46,896             254,574                  48,544
 --------------------------------------------------------------------------------
        4,130,225            987,139           2,788,743               5,578,219
 --------------------------------------------------------------------------------
        3,300,995            689,175             869,263               1,938,801
        1,569,407            198,655             152,344                 393,095
          576,590            100,045             120,662                 198,358
           78,061             68,779              78,440                 333,972
          114,096             91,643              52,789                  76,842
           80,207             85,213              57,431                  32,313
           39,551             37,516              40,096                  46,483
            6,426              6,426               4,664                   6,074
            6,385                176                  13                      20
           23,069             21,408              11,667                  10,405
 --------------------------------------------------------------------------------
        5,794,787          1,299,036           1,387,369               3,036,363
 --------------------------------------------------------------------------------
         (984,006)          (275,311)           (239,291)               (223,253)
 --------------------------------------------------------------------------------
        4,810,781          1,023,725           1,148,078               2,813,110
 --------------------------------------------------------------------------------
         (680,556)           (36,586)          1,640,665               2,765,109
 --------------------------------------------------------------------------------
       19,998,250         12,409,919           2,862,192              11,051,910
        2,319,152           (296,710)            636,227                 918,205
               --                 --                  --                (179,050)
       21,430,691        (11,427,160)          1,522,840              19,565,749
         (638,509)            25,644             (19,531)                 (3,516)
               --                 --                  --                   3,536
 --------------------------------------------------------------------------------
       43,109,584            711,693           5,001,728              31,356,834
 --------------------------------------------------------------------------------
     $ 42,429,028       $    675,107         $ 6,642,393            $ 34,121,943
 --------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $      804,328
  Net realized gain from investment, futures and foreign
  currency related transactions                                    107,937,721
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
  foreign currencies                                               (67,177,513)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              41,564,536
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                                           --
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                                     --
   Service shares                                                           --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                       --
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    319,448,902
  Reinvestment of dividends and distributions                               --
  Cost of shares repurchased                                      (246,210,936)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
  transactions                                                      73,237,966
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        114,802,502
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                            1,103,624,789
 ------------------------------------------------------------------------------
  End of period                                                 $1,218,427,291
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income               $      804,328
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    CORE Large Cap     CORE Small Cap    CORE Large Cap    CORE International
     Growth Fund        Equity Fund        Value Fund         Equity Fund
     $    (680,556)      $    (36,586)    $   1,640,665         $   2,765,109
        22,317,402         12,113,209         3,498,419            11,791,065
        20,792,182        (11,401,516)        1,503,309            19,565,769
 -----------------------------------------------------------------------------
        42,429,028            675,107         6,642,393            34,121,943
 -----------------------------------------------------------------------------
               --                  --          (229,621)               (2,101)
               --                  --           (19,258)                   --
               --                  --            (7,228)                   --
               --                  --          (950,208)                   --
               --                  --                (5)                   --
 -----------------------------------------------------------------------------
               --                  --        (1,206,320)               (2,101)
 -----------------------------------------------------------------------------
       351,963,413         32,163,634       299,579,334            76,300,041
                --                 --           301,711                 2,066
      (127,065,442)       (46,364,918)      (62,866,712)         (112,849,452)
 -----------------------------------------------------------------------------
       224,897,971        (14,201,284)      237,014,333           (36,547,345)
 -----------------------------------------------------------------------------
       267,326,999        (13,526,177)      242,450,406            (2,427,503)
 -----------------------------------------------------------------------------
       603,698,802        148,868,653        60,670,517           402,233,564
 -----------------------------------------------------------------------------
     $ 871,025,801       $135,342,476     $ 303,120,923         $ 399,806,061
 -----------------------------------------------------------------------------
     $          --       $         --     $     478,248         $   2,637,600
 -----------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Year Ended January 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $    2,036,756
  Net realized gain (loss) from investment, futures and
  foreign currency related transactions                             27,478,562
  Net change in unrealized gain (loss) on investments, futures
  and foreign currency related transactions                        176,422,425
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                       205,937,743
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                                      (627,909)
  Class B shares                                                            --
  Class C shares                                                            --
  Institutional shares                                              (1,448,951)
  Service shares                                                       (34,929)
  In excess of net investment income
  Class A shares                                                      (111,425)
  Class B shares                                                            --
  Class C shares                                                            --
  Institutional shares                                                (257,121)
  Service shares                                                        (6,198)
  From net realized gain on investment, futures and foreign
  currency related transactions
  Class A shares                                                   (10,973,418)
  Class B shares                                                    (2,631,225)
  Class C shares                                                      (453,366)
  Institutional shares                                              (6,196,732)
  Service shares                                                      (222,218)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                              (22,963,492)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    472,932,540
  Reinvestment of dividends and distributions                       21,759,127
  Cost of shares repurchased                                      (248,643,259)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     246,048,408
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   429,022,659
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                                674,602,130
 ------------------------------------------------------------------------------
  End of year                                                   $1,103,624,789
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
  investment income                                             $           --
 ------------------------------------------------------------------------------

 (a) Commencement date of operations was December 31, 1998 for all share clas-ses.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    CORE Large Cap     CORE Small Cap    CORE Large Cap    CORE International
     Growth Fund        Equity Fund        Value Fund(a)      Equity Fund
     $     (15,644)      $    173,270       $    37,422         $   1,407,352
       (16,923,839)       (18,927,424)          (32,964)           (8,586,417)
       102,776,431         18,052,638          (109,578)           21,848,298
 -----------------------------------------------------------------------------
        85,836,948           (701,516)         (105,120)           14,669,233
 -----------------------------------------------------------------------------
               --             (47,356)               --              (250,453)
               --                  --                --                    --
               --                  --                --                    --
               --            (125,897)               --              (808,555)
               --                 (17)               --                   (35)
               --              (6,981)               --                    --
               --                  --                --                    --
               --                  --                --                    --
         (125,793)            (18,557)               --                    --
             (218)                 (3)               --                    --
          (10,120)                 --                --                    --
           (4,694)                 --                --                    --
           (1,573)                 --                --                    --
          (12,174)                 --                --                    --
              (85)                 --                --                    --
 -----------------------------------------------------------------------------
         (154,657)           (198,811)               --            (1,059,043)
 -----------------------------------------------------------------------------
       502,793,514        153,543,862        62,186,814           470,437,011
            57,232             80,120                --               288,383
       (61,380,388)       (36,515,377)       (1,411,177)         (111,237,527)
 -----------------------------------------------------------------------------
       441,470,358        117,108,605        60,775,637           359,487,867
 -----------------------------------------------------------------------------
       527,152,649        116,208,278        60,670,517           373,098,057
 -----------------------------------------------------------------------------
        76,546,153         32,660,375                --            29,135,507
 -----------------------------------------------------------------------------
     $ 603,698,802       $148,868,653       $60,670,517         $ 402,233,564
 -----------------------------------------------------------------------------
     $    (158,558)      $    (61,646)      $    37,422         $    (153,510)
 -----------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and the CORE International Equity Fund, collectively the "Funds" or individu-ally a "Fund". Each Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Funds. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Funds are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by an independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

 D. Forward Foreign Currency Exchange Contracts -- The CORE International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio posi-tions. The CORE International Equity Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inabil-ity of counterparties to meet the terms of their contracts and from unantici-pated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Option Accounting Principles -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liq-uid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are generally allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Share-holders of Service shares bear all expenses and fees paid to service organi-zations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999

 H. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of each Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The CORE Small Cap Equity Fund has approximately $6,229,000 at August 31, 1999, (the Funds' tax year-end) of capital loss carryforward expiring in 2006 for Federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable law or reg-ulations.
   At August 31, 1999, the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

                       Tax           Gross           Gross       Net Unrealized
 Fund                  Cost     Unrealized Gain Unrealized Loss       Gain
 ------------------------------------------------------------------------------
 CORE U.S. Equity  $955,624,468    $288,195,962    $(30,167,213)   $258,028,749
 ------------------------------------------------------------------------------
 CORE Large Cap
Growth              739,371,161     155,297,694     (26,587,118)    128,710,576
 ------------------------------------------------------------------------------
 CORE Small Cap
Equity              129,139,677      19,348,820     (12,906,963)      6,441,857
 ------------------------------------------------------------------------------
 CORE Large Cap
Value               299,612,333      17,144,758     (15,850,040)      1,294,718
 ------------------------------------------------------------------------------
 CORE Interna-
tional Equity       357,922,824      51,010,803     (10,228,943)     40,781,860
 ------------------------------------------------------------------------------

 3. AGREEMENTS

   Pursuant to Investment Management Agreements ("the Agreements"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE Interna-tional Equity Fund and Goldman Sachs Funds Management, L.P. ("GSFM"), an af-filiate of Goldman Sachs, serves as the investment adviser to CORE U.S. Equity Fund. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agree-ments, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the respective ad-viser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75%, .75%, .85%, .60% and .85% of the average daily net assets of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively. For the period ended August 31, 1999, the advisers for CORE U.S. Equity and CORE Large Cap Growth have voluntarily agreed to waive a portion of their management fee equal annually to .05% and .15%, respectively, of each Fund's average daily net assets. The advisers may discontinue or modify these waivers in the fu-ture at their discretion.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
   Each adviser has voluntarily agreed to limit certain "Other Expenses" for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE
 Large Cap Value and CORE International Equity Funds (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and extraor-dinary expenses), to the extent such expenses exceed, on an annual basis, .00%, .00%, .04%, .00%, and .12% of the average daily net assets of the funds, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25% (.50% for CORE International Equity), 1.00% and 1.00% of the Funds' average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge and has advised the Funds that it retained approximately $248,000, $210,000, $26,000, $47,000 and $21,000 during the period ended August 31, 1999 for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.
   Goldman Sachs also serves as the transfer agent of the Funds for a fee.
 Fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   For the period ended August 31, 1999, the Funds' advisers have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

 Fund                    Management Fees Waiver Reimbursement Total Waivers and Reimbursement
 --------------------------------------------------------------------------------------------
 CORE U.S. Equity                 $347              $341                   $688
 --------------------------------------------------------------------------------------------
 CORE Large Cap Growth            660                324                    984
 --------------------------------------------------------------------------------------------
 CORE Small Cap Equity             --                275                    275
 --------------------------------------------------------------------------------------------
 CORE Large Cap Value              --                239                    239
 --------------------------------------------------------------------------------------------
 CORE International Eq-
uity                               --                223                    223
 --------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 At August 31, 1999, the amounts owed to affiliates were as follows (in thou-sands):

                             Management     Distribution      Transfer
 Fund                           Fees      and Service Fees   Agent Fees   Total
 -------------------------------------------------------------------------------
 CORE U.S. Equity                  $727               $347         $227   $1,301
 -------------------------------------------------------------------------------
 CORE Large Cap Growth              432                272           98      802
 -------------------------------------------------------------------------------
 CORE Small Cap Equity               99                 29           14      142
 -------------------------------------------------------------------------------
 CORE Large Cap Value               156                 38           25      219
 -------------------------------------------------------------------------------
 CORE International Equity          285                 60           30      375
 -------------------------------------------------------------------------------

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the period ended August 31, 1999, were as follows:

 Fund                                 Purchases                     Sales or Maturities
 --------------------------------------------------------------------------------------
 CORE U.S. Equity                    $592,318,250                          $487,142,120
 --------------------------------------------------------------------------------------
 CORE Large Cap Growth                474,330,442                           239,077,147
 --------------------------------------------------------------------------------------
 CORE Small Cap Equity                 71,726,971                            82,445,566
 --------------------------------------------------------------------------------------
 CORE Large Cap Value                 318,279,705                            82,548,436
 --------------------------------------------------------------------------------------
 CORE International Equity            250,079,310                           277,435,318
 --------------------------------------------------------------------------------------

   For the period ended August 31, 1999, Goldman Sachs earned approximately $5,000, $5,000, $700 and $1,800 of brokerage commissions from portfolio transactions executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds, respectively.
   The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Funds are re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Opera-tions.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss. At August 31, 1999, open futures contracts were as follows:

                                              Number of
                                              Contracts   Settlement     Market    Unrealized
 Fund                            Type           Long        Month         Value    Gain (Loss)
 ---------------------------------------------------------------------------------------------
 CORE U.S. Equity Fund      S&P 500 Index         3     September 1999 $   989,850  $ (26,333)
 ---------------------------------------------------------------------------------------------
 CORE Large Cap Growth
Fund                        S&P 500 Index        44     September 1999 $14,517,800  $(168,420)
 ---------------------------------------------------------------------------------------------
 CORE Small Cap Equity
Fund                      Russell 2000 Index      5     September 1999 $ 1,071,000  $   5,344
 ---------------------------------------------------------------------------------------------
 CORE Large Cap Value
Fund                        S&P 500 Index         5     September 1999 $ 1,649,750  $ (18,538)
 ---------------------------------------------------------------------------------------------
 CORE International Eq-
uity Fund                   FTSE 100 Index        8     September 1999 $   802,405  $   3,107
                         All Ordinaries Index     2     September 1999      94,324     (4,989)
                          CAC-40-10EU Index       7     September 1999     340,776      2,516
                            IBEX 35 Index         2     September 1999     207,804       (287)
                           Hang Seng Index        1     September 1999      87,638       (936)
                             TOPIX Index          6     September 1999     805,872     28,247
                             MIB 30 Index         1     September 1999     178,438     (2,337)
                              DAX Index           3     September 1999     419,583      8,171
                                                                       ---------------------
                                                                       $ 2,936,840  $  33,492
 ---------------------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted and a $50,000,000 com-mitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Funds did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at each Fund's custodian.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM and GSFM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds had undivided interests in the repurchase agree-ments in the joint account which equaled $13,600,000, $1,100,000 and $800,000, respectively, in principal amount. At August 31, 1999, the follow-ing repurchase agreements held in this joint account were fully collateral-ized by Federal Agency obligations:

                                        Principal    Interest   Maturity    Amortized
        Repurchase Agreements             Amount       Rate       Date         Cost
 ---------------------------------------------------------------------------------------
 Banc of America Securities LLC       $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ---------------------------------------------------------------------------------------
 Bear Stearns & Co., Inc.                300,000,000     5.51  09/01/1999    300,000,000
 ---------------------------------------------------------------------------------------
 Deutsche Bank Securities Inc.         1,006,800,000     5.50  09/01/1999  1,006,800,000
 ---------------------------------------------------------------------------------------
 Lehman Brothers, Inc.                   300,000,000     5.65  09/01/1999    300,000,000
 ---------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.     200,000,000     5.50  09/01/1999    200,000,000
 ---------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $3,106,800,000
 ---------------------------------------------------------------------------------------

 8. OTHER MATTERS

 As of August 31, 1999, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 13% of the outstanding shares of the CORE U.S. Equity Fund. In addition, the following Goldman Sachs Asset Alloca-tion Portfolios were beneficial owners of the Funds (as a percentage of out-standing shares):

                              Goldman Sachs       Goldman Sachs     Goldman Sachs     Goldman Sachs    Goldman Sachs
                          Conservative Strategy Balanced Strategy Growth and Income  Growth Strategy Aggressive Growth
  Fund                          Portfolio           Portfolio     Strategy Portfolio    Portfolio    Strategy Portfolio
 ----------------------------------------------------------------------------------------------------------------------
  CORE Large Cap Growth            0.1%                1.0%               7.3%             6.3%              2.9%
 ----------------------------------------------------------------------------------------------------------------------
  CORE Small Cap Equity             --                 1.3               11.9             10.4               5.5
 ----------------------------------------------------------------------------------------------------------------------
  CORE Large Cap Value             0.5                 2.9               20.8             21.0              10.2
 ----------------------------------------------------------------------------------------------------------------------
  CORE International Eq-
  uity                              --                 5.2               23.7             21.3               9.3
 ----------------------------------------------------------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the CORE Large Cap Growth Fund reclassified $838,413 from paid-in capital and $701 from accumulated net re-alized gain on investment and futures transactions to accumulated undistrib-uted net investment income. CORE Small Cap Equity reclassified $98,232 from paid-in capital to accumulated undistributed net investment income. CORE Large Cap Value reclassified $2 from accumulated undistributed net investment income to accumulated net realized gain on investment and futures transac-tions, and $6,483 from paid-in capital to accumulated undistributed net in-vestment income. CORE International Equity Fund reclassified $28,102 and $433 from accumulated net realized gain on investment, futures and foreign cur-rency related transactions to accumulated undistributed net investment income and paid-in capital, respectively. These reclassifications have no impact on the net asset values of each Fund and are designed to present each Fund's capital accounts on a tax basis.


  Goldman Sachs Trust -- CORE Equity Funds -- Tax Information (unaudited)

    During the tax year ended August 31, 1999, 53.80% of the ordi-nary income dividends paid by the CORE Large Cap Value Fund, qual-ify for the dividends received deduction available for corporations.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the seven-month period ended August 31, 1999, is as fol-lows:

                                             CORE U.S. Equity Fund
                                         -----------------------------
                                                Shares      Dollars
                                         -----------------------------
 Class A Shares
 Shares sold                                   4,480,478  $152,209,945
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                           (4,885,988) (165,197,641)
                                         -----------------------------
                                                (405,510)  (12,987,696)
 ---------------------------------------------------------------------
 Class B Shares
 Shares sold                                   2,114,834    70,617,885
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                             (424,409)  (14,199,866)
                                         -----------------------------
                                               1,690,425    56,418,019
 ---------------------------------------------------------------------
 Class C Shares
 Shares sold                                     622,703    20,790,097
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                             (157,393)   (5,321,657)
                                         -----------------------------
                                                 465,310    15,468,440
 ----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   2,156,813    74,023,816
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                           (1,693,849)  (58,817,319)
                                         -----------------------------
                                                 462,964    15,206,497
 ----------------------------------------------------------------------
 Service Shares
 Shares sold                                      53,313     1,807,159
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                              (77,444)   (2,674,453)
                                         -----------------------------
                                                 (24,131)     (867,294)
 ---------------------------------------------------------------------
 NET INCREASE (DECREASE)                       2,189,058  $ 73,237,966
 ---------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

                                                               CORE Large Cap Value
  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund             Fund             CORE International Equity Fund
 ------------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars        Shares      Dollars         Shares          Dollars
 ------------------------------------------------------------------------------------------------------------------------
   10,470,228   $  170,184,476     1,258,148  $   13,030,383   9,581,268  $104,106,541       4,236,762  $     43,587,990
           --               --            --              --      20,832       227,047             193             2,066
   (3,654,092)     (60,336,764)   (2,417,812)    (24,600,070) (1,624,984)  (18,072,273)     (4,760,025)      (49,081,701)
 ------------------------------------------------------------------------------------------------------------------------
    6,816,136      109,847,712    (1,159,664)    (11,569,687)  7,977,116    86,261,315        (523,070)       (5,491,645)
 ------------------------------------------------------------------------------------------------------------------------
    5,780,900       93,035,450       301,937       3,002,544   1,385,917    15,120,099         209,022         2,180,794
           --               --            --              --       1,345        14,579              --                --
     (801,603)     (12,987,080)     (473,346)     (4,654,066)    (43,481)     (468,504)       (104,302)       (1,068,660)
 ------------------------------------------------------------------------------------------------------------------------
    4,979,297       80,048,370      (171,409)     (1,651,522)  1,343,781    14,666,174         104,720         1,112,134
 ------------------------------------------------------------------------------------------------------------------------
    2,791,478       45,140,043       159,684       1,608,796     751,112     8,221,628         495,659         5,019,291
           --               --            --              --         610         6,613              --                --
     (604,096)      (9,757,233)     (189,207)     (1,825,005)    (13,955)     (152,653)       (417,071)       (4,248,461)
 ------------------------------------------------------------------------------------------------------------------------
    2,187,382       35,382,810       (29,523)       (216,209)    737,767     8,075,588          78,588           770,830
 ------------------------------------------------------------------------------------------------------------------------
    2,587,072       42,841,502     1,430,824      14,494,462  16,847,196   172,118,566       2,418,684        25,505,971
           --               --            --              --       4,958        53,468              --                --
   (2,662,983)     (43,943,062)   (1,498,950)    (15,266,801) (4,143,528)  (44,173,282)     (5,665,112)      (58,430,254)
 ------------------------------------------------------------------------------------------------------------------------
      (75,911)      (1,101,560)      (68,126)       (772,339) 12,708,626   127,998,752      (3,246,428)      (32,924,283)
 ------------------------------------------------------------------------------------------------------------------------
       47,403          761,942         2,880          27,449       1,092        12,500             553             5,995
           --               --            --              --           1             4              --                --
       (2,545)         (41,303)       (1,987)        (18,976)         --            --          (2,003)          (20,376)
 ------------------------------------------------------------------------------------------------------------------------
       44,858          720,639           893           8,473       1,093        12,504          (1,450)          (14,381)
 ------------------------------------------------------------------------------------------------------------------------
   13,951,762   $  224,897,971    (1,427,829) $  (14,201,284) 22,768,383  $237,014,333      (3,587,640) $    (36,547,345)
 ------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 11. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended January 31, 1999, is as follows:

                                               CORE U.S. Equity Fund
                                                   ---------------------
                                                Shares       Dollars
                                                   ---------------------
 Class A Shares
 Shares sold                                   8,753,952  $ 259,032,390
 Reinvestment of dividends and distributions     381,760     11,200,848
 Shares repurchased                           (5,761,134)  (166,304,148)
                                                   ---------------------
                                               3,374,578    103,929,090
 -----------------------------------------------------------------------
 Class B Shares
 Shares sold                                   2,857,310     83,492,448
 Reinvestment of dividends and distributions      83,374      2,414,741
 Shares repurchased                             (501,968)   (14,454,259)
                                                   ---------------------
                                               2,438,716     71,452,930
 -----------------------------------------------------------------------
 Class C Shares
 Shares sold                                     670,600     19,394,950
 Reinvestment of dividends and distributions      13,055        377,761
 Shares repurchased                              (91,806)    (2,614,971)
                                                   ---------------------
                                                 591,849     17,157,740
 -----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   3,495,701    106,922,172
 Reinvestment of dividends and distributions     252,278      7,502,432
 Shares repurchased                           (2,092,487)   (62,588,379)
                                                   ---------------------
                                               1,655,492     51,836,225
 -----------------------------------------------------------------------
 Service Shares
 Shares sold                                     138,492      4,090,580
 Reinvestment of dividends and distributions       8,981        263,345
 Shares repurchased                              (89,923)    (2,681,502)
                                                   ---------------------
                                                  57,550      1,672,423
 -----------------------------------------------------------------------
 NET INCREASE                                  8,118,185  $ 246,048,408
 -----------------------------------------------------------------------

 (a) Commencement date of operations was December 31, 1998 for all share clas-ses.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

                                                              CORE Large Cap Value
  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund           Fund(a)          CORE International Equity Fund
 ----------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars       Shares      Dollars        Shares          Dollars
 ----------------------------------------------------------------------------------------------------------------------
    8,392,008   $  114,907,937     6,683,657  $   62,993,476    659,370  $ 6,646,109      16,982,750  $    159,894,304
          775            9,734         5,387          51,508         --           --          25,532           247,660
   (2,029,343)     (26,663,301)   (1,432,586)    (14,382,982)    (3,045)     (30,471)     (6,723,268)      (65,336,060)
 ----------------------------------------------------------------------------------------------------------------------
    6,363,440       88,254,370     5,256,458      48,662,002    656,325    6,615,638      10,285,014        94,805,904
 ----------------------------------------------------------------------------------------------------------------------
    5,276,877       72,837,485       828,354       8,824,797     33,500      341,048         515,393         5,051,846
        1,075           13,374            --              --         --           --              --                --
     (577,338)      (7,608,153)     (241,316)     (2,380,103)        --           --         (67,362)         (640,971)
 ----------------------------------------------------------------------------------------------------------------------
    4,700,614       65,242,706       587,038       6,444,694     33,500      341,048         448,031         4,410,875
 ----------------------------------------------------------------------------------------------------------------------
    2,156,694       29,856,923       565,318       5,743,510     26,441      266,200         308,917         2,996,602
           93            1,154            --              --         --           --              --                --
     (183,652)      (2,472,936)     (156,900)     (1,557,935)        --           --        (107,735)       (1,051,525)
 ----------------------------------------------------------------------------------------------------------------------
    1,973,135       27,385,141       408,418       4,185,575     26,441      266,200         201,182         1,945,077
 ----------------------------------------------------------------------------------------------------------------------
   19,639,867      283,752,115     7,133,876      75,923,060  5,393,552   54,931,857      30,484,309       302,474,224
        2,288           32,678         2,982          28,592         --           --           4,168            40,723
   (1,788,450)     (24,482,623)   (1,837,364)    (18,190,952)  (136,723)  (1,380,706)     (4,511,270)      (44,208,971)
 ----------------------------------------------------------------------------------------------------------------------
   17,853,705      259,302,170     5,299,494      57,760,700  5,256,829   53,551,151      25,977,207       258,305,976
 ----------------------------------------------------------------------------------------------------------------------
      105,509        1,439,054         5,527          59,019        160        1,600           2,004            20,035
           21              292             2              20         --           --              --                --
      (11,909)        (153,375)         (339)         (3,405)        --           --              --                --
 ----------------------------------------------------------------------------------------------------------------------
       93,621        1,285,971         5,190          55,634        160        1,600           2,004            20,035
 ----------------------------------------------------------------------------------------------------------------------
   30,984,515   $  441,470,358    11,556,598  $  117,108,605  5,973,255  $60,775,637      36,913,438  $    359,487,867
 ----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $32.98     $ 0.03       $1.20        $   --     $   --       $   --        $ 1.23
  1999 - Class B Shares       32.50      (0.11)       1.17            --         --           --          1.06
  1999 - Class C Shares       32.40      (0.10)       1.16            --         --           --          1.06
  1999 - Institutional
  Shares                      33.29       0.11        1.21            --         --           --          1.32
  1999 - Service Shares       32.85       0.01        1.19            --         --           --          1.20

 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       26.59       0.04        7.02         (0.03)     (0.01)       (0.63)         6.39
  1999 - Class B Shares       26.32      (0.10)       6.91            --         --        (0.63)         6.18
  1999 - Class C Shares       26.24      (0.10)       6.89            --         --        (0.63)         6.16
  1999 - Institutional
  Shares                      26.79       0.20        7.11         (0.15)     (0.03)       (0.63)         6.50
  1999 - Service Shares       26.53       0.06        7.01         (0.10)     (0.02)       (0.63)         6.32
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       23.32       0.11        5.63         (0.12)        --        (2.35)         3.27
  1998 - Class B Shares       23.18       0.11        5.44            --      (0.06)       (2.35)         3.14
  1998 - Class C Shares
  (commenced August 15,
  1997)                       27.48       0.03        1.22            --      (0.14)       (2.35)        (1.24)
  1998 - Institutional
  Shares                      23.44       0.30        5.65         (0.24)     (0.01)       (2.35)         3.35
  1998 - Service Shares       23.27       0.19        5.57         (0.07)     (0.08)       (2.35)         3.26
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       19.66       0.16        4.46         (0.16)        --        (0.80)         3.66
  1997 - Class B Shares
  (commenced May 1, 1996)     20.44       0.04        3.70         (0.04)     (0.16)       (0.80)         2.74
  1997 - Institutional
  Shares                      19.71       0.30        4.51         (0.28)        --        (0.80)         3.73
  1997 - Service Shares
  (commenced June 7, 1996)    21.02       0.13        3.15         (0.13)     (0.10)       (0.80)         2.25
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.61       0.19        5.43         (0.16)        --        (0.41)         5.05
  1996 - Institutional
  Shares (commenced June
  15, 1995)                   16.97       0.16        3.23         (0.24)        --        (0.41)         2.74
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $34.21        3.73%(d)  $614,310         1.14%(c)           0.15%(c)           1.24%(c)           0.05%(c)      41.84%(d)
      33.56        3.26(d)    214,087         1.89(c)           (0.60)(c)           1.99(c)           (0.70)(c)      41.84(d)
      33.46        3.27(d)     43,361         1.89(c)           (0.61)(c)           1.99(c)           (0.71)(c)      41.84(d)
      34.61        3.97(d)    335,465         0.74(c)            0.54(c)            0.84(c)            0.44(c)       41.84(d)
      34.05        3.65(d)     11,204         1.24(c)            0.06(c)            1.34(c)           (0.04)(c)      41.84(d)
      32.98       26.89       605,566         1.23               0.15               1.36               0.02          63.79
      32.50       26.19       152,347         1.85              (0.50)              1.98              (0.63)         63.79
      32.40       26.19        26,912         1.87              (0.53)              2.00              (0.66)         63.79
      33.29       27.65       307,200         0.69               0.69               0.82               0.56          63.79
      32.85       27.00        11,600         1.19               0.19               1.32               0.06          63.79
------------------------------------------------------------------------------------------------------------------------------
      26.59       24.96       398,393         1.28               0.51               1.47               0.32          65.89
      26.32       24.28        59,208         1.79              (0.05)              1.96              (0.22)         65.89
      26.24        4.85(d)      6,267         1.78(c)           (0.21)(c)           1.95(c)           (0.38)(c)      65.89
      26.79       25.76       202,893         0.65               1.16               0.82               0.99          65.89
      26.53       25.11         7,841         1.15               0.62               1.32               0.45          65.89
------------------------------------------------------------------------------------------------------------------------------
      23.32       23.75       225,968         1.29               0.91               1.53               0.67          37.28
      23.18       18.59(d)     17,258         1.83(c)            0.06(c)            2.00(c)           (0.11)(c)      37.28
      23.44       24.63       148,942         0.65               1.52               0.85               1.32          37.28
      23.27       15.92(d)      3,666         1.15(c)            0.69(c)            1.35(c)            0.49(c)       37.28
------------------------------------------------------------------------------------------------------------------------------
      19.66       38.63       129,045         1.25               1.01               1.55               0.71          39.35
      19.71       20.14(d)     64,829         0.65(c)            1.49(c)            0.96(c)            1.18(c)       39.35
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from
                                        investment operations(a)      Distributions to shareholders
                                      ---------------------------- ------------------------------------

                            Net asset                                         In excess
                             value,        Net       Net realized   From net    of net                  Net increase
                            beginning  investment   and unrealized investment investment    From net    in net asset
                            of period income (loss)     gain         income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $16.17      $(0.01)        $0.86        $   --     $   --       $   --        $0.85
  1999 - Class B Shares       15.98       (0.07)         0.84            --         --           --         0.77
  1999 - Class C Shares       15.99       (0.07)         0.83            --         --           --         0.76
  1999 - Institutional
  Shares                      16.21        0.03          0.86            --         --           --         0.89
  1999 - Service Shares       16.11       (0.02)         0.86            --         --           --         0.84

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares       11.97        0.01          4.19            --         --           --         4.20
  1999 - Class B Shares       11.92       (0.06)         4.12            --         --           --         4.06
  1999 - Class C Shares       11.93       (0.05)         4.11            --         --           --         4.06
  1999 - Institutional
  Shares                      11.97        0.02          4.23            --      (0.01)          --         4.24
  1999 - Service Shares       11.95       (0.01)         4.17            --         --           --         4.16

 FOR THE PERIOD ENDED JANUARY 31,

  1998 - Class A Shares
  (commenced May 1, 1997)     10.00        0.01          2.35         (0.01)        --        (0.38)        1.97
  1998 - Class B Shares
  (commenced May 1, 1997)     10.00       (0.03)         2.33            --         --        (0.38)        1.92
  1998 - Class C Shares
  (commenced August 15,
  1997)                       11.80       (0.02)         0.54            --      (0.01)       (0.38)        0.13
  1998 - Institutional
  Shares (commenced May 1,
  1997)                       10.00        0.01          2.35         (0.01)        --        (0.38)        1.97
  1998 - Service Shares
  (commenced May 1, 1997)     10.00       (0.02)         2.35            --         --        (0.38)        1.95

 ------------------------------------------------------------------------------
 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to         (loss) to      turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $17.02        5.26%(d)  $300,684         1.04%(c)          (0.11)%(c)          1.26%(c)          (0.33)%(c)     32.74%(d)
      16.75        4.82(d)    181,626         1.79(c)           (0.87)(c)           2.01(c)           (1.09)(c)      32.74(d)
      16.75        4.75(d)     75,502         1.79(c)           (0.87)(c)           2.01(c)           (1.09)(c)      32.74(d)
      17.10        5.49(d)    310,704         0.64(c)            0.31(c)            0.86(c)            0.09(c)       32.74(d)
      16.95        5.21(d)      2,510         1.14(c)           (0.21)(c)           1.36(c)           (0.43)(c)      32.74(d)
      16.17       35.10       175,510         0.97               0.05               1.46              (0.44)         63.15
      15.98       34.07        93,711         1.74              (0.73)              2.11              (1.10)         63.15
      15.99       34.04        37,081         1.74              (0.74)              2.11              (1.11)         63.15
      16.21       35.54       295,734         0.65               0.35               1.02              (0.02)         63.15
      16.11       34.85         1,663         1.15              (0.16)              1.52              (0.53)         63.15
      11.97       23.79(d)     53,786         0.91(c)            0.12(c)            2.40(c)           (1.37)(c)      74.97(d)
      11.92       23.26(d)     13,857         1.67(c)           (0.72)(c)           2.91(c)           (1.96)(c)      74.97(d)
      11.93        4.56(d)      4,132         1.68(c)           (0.76)(c)           2.92(c)           (2.00)(c)      74.97(d)
      11.97       23.89(d)      4,656         0.72(c)            0.42(c)            1.96(c)           (0.82)(c)      74.97(d)
      11.95       23.56(d)        115         1.17(c)           (0.21)(c)           2.41(c)           (1.45)(c)      74.97(d)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from              Distributions to
                                        investment operations(a)         shareholders
                                      ---------------------------- -------------------------
                            Net asset
                             value,        Net       Net realized   From net                 Net increase
                            beginning  investment   and unrealized investment    From net    in net asset
                            of period income (loss)  gain (loss)     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $10.16      $(0.01)        $0.08        $   --       $   --        $0.07
  1999 - Class B Shares       10.07       (0.05)         0.07            --           --         0.02
  1999 - Class C Shares       10.08       (0.05)         0.07            --           --         0.02
  1999 - Institutional
  Shares                      10.20        0.02          0.08            --           --         0.10
  1999 - Service Shares       10.16       (0.01)         0.07            --           --         0.06

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares       10.59        0.01         (0.43)        (0.01)          --        (0.43)
  1999 - Class B Shares       10.56       (0.05)        (0.44)           --           --        (0.49)
  1999 - Class C Shares       10.57       (0.04)        (0.45)           --           --        (0.49)
  1999 - Institutional
  Shares                      10.61        0.04         (0.43)        (0.02)          --        (0.41)
  1999 - Service Shares       10.60        0.01         (0.44)        (0.01)          --        (0.44)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00       (0.01)         0.65            --        (0.05)        0.59
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00       (0.03)         0.64            --        (0.05)        0.56
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00       (0.02)         0.64            --        (0.05)        0.57
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00        0.01          0.65            --        (0.05)        0.61
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00        0.01          0.64            --        (0.05)        0.60

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

                                                                       Ratios assuming no voluntary waiver
                                                                         of fees or expense limitations
                                                                       -----------------------------------
                           Net assets   Ratio of        Ratio of                              Ratio of
   Net asset               at end of  net expenses   net investment        Ratio of        net investment   Portfolio
   value, end     Total      period    to average   income (loss) to     expenses to          loss to       turnover
   of period     return(b) (in 000s)   net assets  average net assets average net assets average net assets   rate
     $10.23       0.69%(d)  $52,660       1.33%(c)       (0.12)%(c)          1.67%(c)          (0.46)%(c)     52.03%(d)
      10.09      0.20(d)     13,711       2.08(c)        (0.86)(c)           2.42(c)           (1.20)(c)      52.03(d)
      10.10      0.20(d)      6,274       2.08(c)        (0.86)(c)           2.42(c)           (1.20)(c)      52.03(d)
      10.30      0.98(d)     62,633       0.93(c)         0.28(c)            1.27(c)           (0.06)(c)      52.03(d)
      10.22      0.59(d)         64       1.43(c)        (0.22)(c)           1.77(c)           (0.56)(c)      52.03(d)
      10.16      (3.97)      64,087       1.31            0.08               2.00              (0.61)         75.38
      10.07      (4.64)      15,406       2.00           (0.55)              2.62              (1.17)         75.38
      10.08      (4.64)       6,559       2.01           (0.56)              2.63              (1.18)         75.38
      10.20      (3.64)      62,763       0.94            0.60               1.56              (0.02)         75.38
      10.16      (4.07)          54       1.44            0.01               2.06              (0.61)         75.38
      10.59       6.37(d)    11,118       1.25(c)        (0.36)(c)           3.92(c)           (3.03)(c)      37.65(d)
      10.56       6.07(d)     9,957       1.95(c)        (1.04)(c)           4.37(c)           (3.46)(c)      37.65(d)
      10.57       6.17(d)     2,557       1.95(c)        (1.07)(c)           4.37(c)           (3.49)(c)      37.65(d)
      10.61       6.57(d)     9,026       0.95(c)         0.15(c)            3.37(c)           (2.27)(c)      37.65(d)
      10.60       6.47(d)         2       1.45(c)         0.40(c)            3.87(c)           (2.02)(c)      37.65(d)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from            Distributions to
                                      investment operations(a)        shareholders
                                      ------------------------- -------------------------
                            Net asset
                             value,      Net      Net realized   From net                 Net increase
                            beginning investment and unrealized investment    From net    in net asset
                            of period   income       gain         income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $10.15     $0.04        $0.40        $(0.04)       $ --         $0.40
  1999 - Class B Shares       10.15      0.01         0.36         (0.02)         --          0.35
  1999 - Class C Shares       10.15      0.01         0.37         (0.02)         --          0.36
  1999 - Institutional
  Shares                      10.16      0.06         0.38         (0.05)         --          0.39
  1999 - Service Shares       10.16      0.02         0.40         (0.03)         --          0.39

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced December 31,
  1998)                       10.00      0.01         0.14            --          --          0.15
  1999 - Class B Shares
  (commenced December 31,
  1998)                       10.00        --         0.15            --          --          0.15
  1999 - Class C Shares
  (commenced December 31,
  1998)                       10.00        --         0.15            --          --          0.15
  1999 - Institutional
  Shares (commenced Decem-
  ber 31, 1998)               10.00      0.01         0.15            --          --          0.16
  1999 - Service Shares
  (commenced December 31,
  1998)                       10.00      0.02         0.14            --          --          0.16

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

                                                                                    Ratios assuming no voluntary waiver
                                                                                      of fees or expense limitations
                                                                                  ------------------------------------------
                         Net assets                             Ratio of                                    Ratio of
Net asset                at end of        Ratio of        net investment             Ratio of        net investment income
value, end     Total       period     net expenses  to        income to             expenses to            (loss) to
of period   return(b)(d) (in 000s)  average net assets(c) average net assets(c) average net assets(c) average net assets(c)
-----------------------------------------------------------------------------------------------------------------------------
  $10.55        4.31%      91,072           1.04%                 0.87%                 1.21%                  0.70%
   10.50        3.68       14,464           1.79                  0.05                  1.96                  (0.12)
   10.51        3.73        8,032           1.79                  0.09                  1.96                  (0.08)
   10.55        4.35      189,540           0.64                  1.29                  0.81                   1.12
   10.55        4.11           13           1.14                  0.72                  1.31                   0.55
-----------------------------------------------------------------------------------------------------------------------------
   10.15       1.50         6,665           1.08                  1.45                  8.03                  (5.50)
   10.15       1.50           340           1.82                  0.84                  8.77                  (6.11)
   10.15       1.50           268           1.83                  0.70                  8.78                  (6.25)
   10.16       1.60        53,396           0.66                  1.97                  7.61                  (4.98)
   10.16       1.60             2           1.16                  2.17                  8.11                  (4.78)

Portfolio
turnover
rate(d)
-----------------------------------------------------------------------------------------------------------------------------
   36.10%
   36.10
   36.10
   36.10
   36.10
-----------------------------------------------------------------------------------------------------------------------------
    0.00
    0.00
    0.00
    0.00
    0.00
-----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from            Distributions to
                                      investment operations(a)        shareholders
                                      ------------------------- -------------------------
                            Net asset    Net                                              Net increase
                             value,   investment  Net realized   From net                  (decrease)
                            beginning   income   and unrealized investment    From net    in net asset
                            of period   (loss)    gain (loss)     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $ 9.98     $ 0.05       $0.84        $   --        $ --         $ 0.89
  1999 - Class B Shares        9.95       0.01        0.85            --          --           0.86
  1999 - Class C Shares        9.96       0.01        0.85            --          --           0.86
  1999 - Institutional
  Shares                      10.06       0.09        0.85            --          --           0.94
  1999 - Service Shares       10.02       0.01        0.90            --          --           0.91

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares        9.22      (0.01)       0.79         (0.02)         --           0.76
  1999 - Class B Shares        9.21         --        0.74            --          --           0.74
  1999 - Class C Shares        9.22         --        0.74            --          --           0.74
  1999 - Institutional
  Shares                       9.24       0.05        0.80         (0.03)         --           0.82
  1999 - Service Shares        9.23         --        0.81         (0.02)         --           0.79
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00         --       (0.78)           --          --          (0.78)
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00      (0.02)      (0.77)           --          --          (0.79)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00      (0.02)      (0.76)           --          --          (0.78)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00       0.02       (0.76)        (0.02)         --          (0.76)
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00       0.01       (0.78)           --          --          (0.77)

 ------------------------------------------------------------------------------
 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $10.87        8.92%(d)  $114,502         1.66%(c)           0.78%(c)           1.76%(c)           0.68%(c)      64.97%(d)
      10.81       8.64(d)       9,171         2.16(c)            0.26(c)            2.26(c)            0.16(c)       64.97(d)
      10.82       8.63(d)       4,913         2.16(c)            0.23(c)            2.26(c)            0.13(c)       64.97(d)
      11.00       9.34(d)     271,212         1.01(c)            1.43(c)            1.11(c)            1.33(c)       64.97(d)
      10.93       9.08(d)           8         1.51(c)            0.07(c)            1.61(c)           (0.03)(c)      64.97(d)
       9.98        8.37       110,338         1.63              (0.11)              1.94              (0.42)        194.61
       9.95        8.03         7,401         2.08              (0.03)              2.39              (0.34)        194.61
       9.96        8.03         3,742         2.08              (0.04)              2.39              (0.35)        194.61
      10.06        9.20       280,731         1.01               0.84               1.32               0.53         194.61
      10.02        8.74            22         1.50               0.02               1.81              (0.29)        194.61
       9.22       (7.66)(d)     7,087         1.50(c)           (0.27)(c)           4.87(c)           (3.90)(c)      25.16(d)
       9.21       (7.90)(d)     2,721         2.00(c)           (0.72)(c)           5.12(c)           (3.84)(c)      25.16(d)
       9.22       (7.80)(d)     1,608         2.00(c)           (0.73)(c)           5.12(c)           (3.85)(c)      25.16(d)
       9.24       (7.45)(d)    17,719         1.00(c)            0.59 (c)           4.12(c)           (2.53)(c)      25.16(d)
       9.23       (7.70)(d)         1         1.50(c)            0.26 (c)           4.62(c)           (2.86)(c)      25.16(d)

--------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust - CORE Eq-uity Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and CORE International Equity Fund, portfolios of Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statements of investments, as of August 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and CORE International Eq-uity Fund as of August 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
August 31, 1999


  Shares    Description                                                  Value
 Common Stocks - 94.4%
  Australia - 2.9%
    116,900 Brambles Industries Ltd. (Multi-Industrial)            $  3,257,405
    352,500 Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)      3,791,857
    260,747 Lend Lease Corp. (Financial Services)                     3,186,394
    301,300 National Australia Bank (Banks)                           4,556,770
    294,074 News Corp. Ltd. (Media)                                   2,149,587
    697,500 Pioneer International Ltd. (Construction)                 1,781,136
    231,700 Rio Tinto Ltd. (Mining)                                   3,978,975
    358,270 Tab Corp. Holdings Ltd. (Entertainment)                   2,447,299
    518,800 Telstra Corp. (Utilities)                                 2,699,296
    637,493 Westpac Banking Corp. (Banks)                             3,866,267
  1,011,923 Woolworths Ltd. (Specialty Retail)                        3,538,852
                                                                   ------------
                                                                     35,253,838
 ------------------------------------------------------------------------------
  Britain - 19.2%
  1,186,336 Allied Zurich PLC (Insurance)                            14,438,395
    352,825 AstraZeneca Group PLC (Health)                           13,991,960
    209,531 Barclays PLC (Banks)                                      6,226,119
    824,048 BP Amoco PLC (Energy Resources)                          15,285,656
  1,258,528 British Telecom PLC (Telecommunications)                 19,275,342
    862,237 Carlton Communications PLC (Media)                        6,540,495
    820,771 Diageo PLC (Tobacco)                                      8,332,084
    915,203 General Electric Co. PLC (Electrical Equipment)           9,143,475
    812,351 Glaxo Wellcome PLC (Health)                              21,345,123
    650,383 Great Universal Stores PLC (Specialty Retail)             6,550,068
    485,537 Halifax Group PLC (Banks)                                 5,421,058
  1,026,247 HSBC Holdings PLC* (Banks)                               12,712,908
    721,857 Lloyds TSB Group PLC (Banks)                              9,993,194
  1,010,181 Misys PLC (Business Services)                             8,946,616
    246,063 National Westminster Bank PLC (Banks)                     5,051,255
  1,179,425 Rentokil Initial PLC (Business Services)                  4,724,675
    938,923 Select Appointment Holdings PLC* (Business Services)     13,398,490
  1,287,886 Shell Transport & Trading Co. (Energy Resources)         10,271,702
  1,686,049 Stagecoach Holdings PLC (Railroads)                       5,865,818
    891,858 Unilever NV (Food & Beverage)                             8,393,708
  1,287,439 Vodafone AirTouch PLC (Telecommunications)               25,931,835
                                                                   ------------
                                                                    231,839,976
 ------------------------------------------------------------------------------
  China - 0.5%
  1,715,000 China Telecom Ltd.* (Telecommunications)                  5,322,863
 ------------------------------------------------------------------------------

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Denmark - 0.6%
    125,884 ISS International Service System Series B* (Business
            Services)                                              $  6,942,659
 ------------------------------------------------------------------------------
  Finland - 1.6%
    234,954 Nokia AB Oyj Series A (Telecommunications)               19,635,133
 ------------------------------------------------------------------------------
  France - 11.5%
     18,297 Accor SA (Hotel)                                          4,409,177
    240,293 Alstom (Machinery)                                        8,103,700
    107,295 Axa (Insurance)                                          13,370,532
     27,624 Carrefour SA (Specialty Retail)                           4,500,193
     60,020 Dexia France (Banks)                                      7,828,580
     92,345 Elf Aquitaine (Energy Resources)                         16,216,061
     90,001 Equant* (Computer Software)                               7,973,630
    416,153 Rhone-Poulenc SA (Chemicals)                             20,215,236
    220,418 SEITA (Tobacco)                                          12,031,525
     62,995 Societe Generale (Banks)                                 12,348,250
     33,291 ST Microelectronics (Semiconductors)                      2,213,380
    102,374 Total Fina SA Class B (Energy Resources)                 13,212,147
    217,263 Vivendi (Business Services)                              16,800,688
                                                                   ------------
                                                                    139,223,099
 ------------------------------------------------------------------------------
  Germany - 5.0%
    321,097 Commerzbank AG (Banks)                                   11,514,892
     65,099 HypoVereinsbank (Financial Services)                      3,863,324
    134,287 Mannesmann AG (Machinery)                                20,626,450
    322,640 Preussag AG (Multi-Industrial)                           18,396,317
     74,969 Siemens AG (Diversified Industrial Manufacturing)         6,312,751
                                                                   ------------
                                                                     60,713,734
 ------------------------------------------------------------------------------
  Hong Kong - 3.0%
    532,000 Cheung Kong Holdings Ltd. (Real Estate)                   4,641,785
    416,000 CLP Holdings Ltd. (Utilities)                             1,966,181
    377,000 Hang Seng Bank Ltd. (Banks)                               4,260,422
  1,881,000 Hong Kong & China Gas Co. Ltd. (Utilities)                2,676,796
  2,380,800 Hong Kong Telecom (Telecommunications)                    5,396,345
    951,000 Hutchison Whampoa (Financial Services)                    9,277,422
     10,000 New World China Land Ltd.* (Real Estate)                      8,049
  1,756,000 New World Development Co. Ltd. (Real Estate)              4,228,928
    469,000 Sun Hung Kai Properties Co. Ltd. (Real Estate)            3,986,400
                                                                   ------------
                                                                     36,442,328
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

  Shares    Description                                                Value
 Common Stocks - (continued)
  Ireland - 0.6%
    723,130 Bank of Ireland* (Banks)                             $  6,555,731
 ----------------------------------------------------------------------------
  Italy - 1.9%
    502,859 San Paolo-IMI SpA (Banks)                               6,761,074
  9,444,971 Seat Pagine Gialle SpA (Business Services)              7,933,139
  1,854,575 Unicredito Italiano SpA (Banks)                         8,573,334
                                                                 ------------
                                                                   23,267,547
 ----------------------------------------------------------------------------
  Japan - 24.8%
    203,059 Aderans Co. Ltd. (Specialty Retail)                     9,137,516
    773,000 Asahi Glass Co. Ltd. (Home Products)                    4,892,450
    893,000 Bank of Tokyo-Mitsubishi (Banks)                       13,353,958
    264,000 Bridgestone Corp. (Auto)                                7,485,252
    190,265 Canon, Inc. (Computer Hardware)                         5,568,647
    806,000 Chiba Bank Ltd. (Banks)                                 3,029,826
    302,600 Circle K Japan Co. (Specialty Retail)                  12,924,882
    536,000 Fuji Bank Ltd. (Banks)                                  5,539,672
    215,000 Fuji Photo Film Ltd. (Leisure)                          7,865,734
    121,000 Honda Motor Co. Ltd. (Auto)                             4,869,438
        252 Hoya Corp. (Electrical Equipment)                          15,120
        108 Inaba Denkisangyo (Electrical Equipment)                    1,827
    302,000 Kao Corp. (Food & Beverage)                             8,590,296
    700,000 Kirin Brewery Ltd. (Alcohol)                            8,515,114
        497 Kokuyo Co. Ltd. (Specialty Retail)                          8,864
     85,300 Konami Co. Ltd. (Computer Software)                     7,481,840
        776 Max Co. (Electrical Equipment)                              9,028
        750 Mirai Industry Co. Ltd. (Multi-Industrial)                 12,073
  1,792,790 Mitsui Marine & Fire (Insurance)                        9,854,729
    730,000 NGK Insulators Ltd. (Multi-Industrial)                  7,678,237
     56,742 Nintendo Co. Ltd. (Entertainment)                       9,860,502
      1,327 Nippon Telephone & Telegraph Corp.
            (Telecommunications)                                   14,928,523
        122 NTT Mobile Communications Network, Inc. New Shares
            (Telecommunications)                                    2,030,823
        488 NTT Mobile Communications Network, Inc.*
            (Telecommunications)                                    8,078,657
    716,000 Ricoh Co. Ltd. (Computer Hardware)                     12,783,025
     83,800 Rohm Co. (Electrical Equipment)                        16,708,648
         54 Shimachu Co. (Specialty Retail)                             1,003
    391,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                15,949,696
     95,811 SMC Corp. (Machinery)                                  14,634,323
    171,000 Taisho Pharmaceutical Co. Ltd. (Drugs)                  7,210,043
    112,200 Takefuji Corp. (Financial Services)                    18,071,450
    142,037 TDK Corp. (Computer Hardware)                          17,278,018

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Japan - (continued)
    327,000 Terumo Corp. (Medical Products)                        $ 10,467,828
    231,600 Tokyo Electric Power (Electrical Utilities)               5,401,564
    451,500 Toppan Forms Co. Ltd. (Publishing)                       10,674,784
    397,000 Yamanouchi Pharmaceutical (Drugs)                        17,719,486
         57 Yoshinoya D&C Co. Ltd. (Restaurants)                      1,355,467
                                                                   ------------
                                                                    299,988,343
 ------------------------------------------------------------------------------
  Netherlands - 10.0%
     78,256 Aegon NV (Financial Services)                             6,854,439
    244,773 Benckiser NV Class B (Food & Beverage)                   14,966,328
    252,752 Fortis Netherlands NV* (Financial Services)               8,569,324
    438,948 Getronics NV (Business Services)                         21,522,203
    246,178 ING Groep NV (Financial Services)                        13,515,761
    116,017 Koninklijke Royal Philips Electronics NV (Appliance)     11,972,168
    270,740 KPN NV (Telecommunications)                              12,143,453
    316,949 Libertel NV* (Telecommunications)                         6,035,118
    313,463 TNT Post Group NV (Business Services)                     7,742,783
    450,273 VNU NV (Media)                                           17,290,456
                                                                   ------------
                                                                    120,612,033
 ------------------------------------------------------------------------------
  New Zealand - 0.1%
    277,000 Telecom Corp. of New Zealand Ltd. (Utilities)             1,241,862
 ------------------------------------------------------------------------------
  Singapore - 1.3%
    451,000 City Developments (Real Estate)                           2,732,521
    312,847 DBS Bank Ltd. (Banks)                                     3,586,544
    778,000 First Capital Corp. Ltd. (Real Estate)                    1,081,390
    507,000 Natsteel Electronics Ltd. (Electrical Equipment)          2,529,730
    111,000 Singapore Airlines Ltd. (Airlines)                        1,041,758
    173,000 Singapore Press Holdings Ltd. (Publishing)                2,877,339
  1,025,000 Singapore Technologies Engineering Ltd. (Machinery)       1,235,967
    489,000 Singapore Telecommunications Ltd.
            (Telecommunications)                                        868,494
                                                                   ------------
                                                                     15,953,743
 ------------------------------------------------------------------------------
  Spain - 2.6%
    196,201 Acerinox SA (Steel)                                       6,465,218
    347,008 Endesa SA (Electrical Utilities)                          6,974,563
  1,136,043 Telefonica de Espana SA* (Telecommunications)            18,146,615
                                                                   ------------
                                                                     31,586,396
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments           (continued)
August 31, 1999


  Shares    Description                                               Value
 Common Stocks - (continued)
  Sweden - 4.7%
    432,337 Ericsson Telecommunications Series B
            (Electrical Equipment)                            $   13,968,376
  1,317,205 Securitas AB Series B* (Business Services)            18,878,925
  1,142,082 Skandia Forsakring (Insurance)                        23,304,965
                                                              --------------
                                                                  56,152,266
 ---------------------------------------------------------------------------
  Switzerland - 4.1%
      4,850 Nestle SA (Food & Beverage)                            9,586,501
      8,606 Novartis AG (Health)                                  12,402,380
      1,172 Roche Holding AG (Health)                             13,574,033
     50,093 UBS AG (Banks)                                        14,156,645
                                                              --------------
                                                                  49,719,559
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,001,564,056)                                       $1,140,451,110
 ---------------------------------------------------------------------------
 Preferred Stocks - 0.9%
  Germany - 0.9%
     84,259 Henkel KGAA Vorzug, Non-Voting (Chemicals)        $    6,105,634
     13,347 SAP AG (Computer Software)                             5,365,265
                                                              --------------
                                                                  11,470,899
 ---------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $11,625,088)                                          $   11,470,899
 ---------------------------------------------------------------------------

  Principal             Interest                    Maturity
  Amount                  Rate                        Date                              Value
 Short-Term Obligation - 3.8%
  State Street Bank & Trust Euro-Time Deposit
  $45,418,000             5.50%                    09/01/1999                   $   45,418,000
 ---------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION (Cost $45,418,000)                                $   45,418,000
 ---------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,058,607,144)                                                         $1,197,340,009
 ---------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                        As a % of  total
                                              net assets

  Common and Preferred Stock Industry Classifications
  Airlines                                           0.1%
  Alcohol                                            0.7
  Appliance                                          1.0
  Auto                                               1.0
  Banks                                             12.0
  Business Services                                  8.9
  Chemicals                                          3.5
  Computer Hardware                                  3.0
  Computer Software                                  1.7
  Construction                                       0.1
  Diversified Industrial Manufacturing               0.5
  Drugs                                              2.1
  Electrical Equipment                               3.5
  Electrical Utilities                               1.0
  Energy Resources                                   4.6
  Entertainment                                      1.0
  Financial Services                                 5.2
  Food & Beverage                                    3.4
  Health                                             5.1
  Home Products                                      0.4
  Hotel                                              0.4
  Insurance                                          5.0
  Leisure                                            0.7
  Machinery                                          3.7
  Media                                              2.2
  Medical Products                                   0.9
  Mining                                             0.3
  Multi-Industrial                                   2.4
  Nonferrous Metals                                  0.3
  Publishing                                         1.1
  Railroads                                          0.5
  Real Estate                                        1.4
  Restaurants                                        0.1
  Semiconductors                                     0.2
  Specialty Retail                                   3.0
  Steel                                              0.5
  Telecommunications                                11.4
  Tobacco                                            1.7
  Utilities                                          0.7
 --------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                  95.3%
 --------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999

 Assets:

  Investment in securities, at value (identified cost
  $1,058,607,144)                                              $1,197,340,009
  Cash, at value                                                      564,230
  Receivables:
  Investment securities sold, at value                             15,459,246
  Dividends and interest, at value                                  1,826,341
  Fund shares sold                                                 12,708,631
  Forward foreign currency exchange contracts, at value                26,518
  Variation margin(a)                                               2,471,516
  Reimbursement from investment adviser                                95,641
  Other assets, at value                                            1,095,742
 ----------------------------------------------------------------------------
  Total assets                                                  1,231,587,874
 ----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                        18,009,154
  Fund shares repurchased                                           3,382,461
  Amounts owed to affiliates                                        1,613,562
  Forward foreign currency exchange contracts, at value               416,413
  Accrued expenses and other liabilities, at value                    345,377
 ----------------------------------------------------------------------------
  Total liabilities                                                23,766,967
 ----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 946,201,036
  Accumulated undistributed net investment income                   6,242,794
  Accumulated net realized gain from investment, options,
  futures and foreign currency related transactions               116,694,141
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies     138,682,936
 ----------------------------------------------------------------------------
  NET ASSETS                                                   $1,207,820,907
 ----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(b)
  Class A                                                              $23.12
  Class B                                                              $22.73
  Class C                                                              $22.54
  Institutional                                                        $23.49
  Service                                                              $23.14
 ----------------------------------------------------------------------------
  Shares Outstanding:
  Class A                                                          40,815,150
  Class B                                                           3,021,681
  Class C                                                             498,644
  Institutional                                                     7,687,724
  Service                                                             166,459
 ----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            52,189,658
 ----------------------------------------------------------------------------

 (a) Includes approximately $1,145,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share for Class A shares is $24.47 (NAV per share X 1.0582). At redemption, Class B and Class C shares are sub-ject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $ 12,961,397
  Interest                                                             621,135
 ------------------------------------------------------------------------------
  Total income                                                      13,582,532
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    6,475,659
  Distribution and service fees(b)                                   3,070,949
  Transfer agent fees(c)                                             1,113,047
  Custodian fees                                                       726,028
  Registration fees                                                    113,873
  Professional fees                                                     45,335
  Service share fees                                                    10,635
  Trustee fees                                                           5,773
  Other                                                                 93,505
 ------------------------------------------------------------------------------
  Total expenses                                                    11,654,804
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                         (311,046)
 ------------------------------------------------------------------------------
  Net expenses                                                      11,343,758
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              2,238,774
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           96,860,780
  Futures transactions                                                (863,213)
  Foreign currency related transactions                              2,725,602
  Net change in unrealized gain (loss) on:
  Investments                                                      (33,864,411)
  Futures                                                              334,730
  Translation of assets and liabilities denominated in foreign
  currencies                                                           123,621
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                             65,317,109
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 67,555,883
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $1,557,370.
 (b) Class A, Class B and Class C had distribution and service fees of $2,622,519, $388,156 and $60,274, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $996,557, $73,750, $11,452, $30,437 and $851, re-
     spectively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets


                                                                   For the
                                                                 Seven-Month
                                                                Period Ended
                                                               August 31, 1999
  From operations:
  Net investment income                                        $     2,238,774
  Net realized gain from investment, futures and foreign cur-
  rency related transactions                                        98,723,169
  Net change in unrealized gain (loss) on investments,
  futures, and translation of assets and liabilities
  denominated in foreign currencies                                (33,406,060)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              67,555,883
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  1,029,391,946
  Reinvestment of dividends and distributions                               --
  Cost of shares repurchased                                    (1,032,832,481)
 ------------------------------------------------------------------------------
  Net decrease in net assets resulting from share
  transactions                                                      (3,440,535)
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    64,115,348
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                            1,143,705,559
 ------------------------------------------------------------------------------
  End of period                                                $ 1,207,820,907
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income              $     6,242,794
 ------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

                                                                  For the
                                                                 Year Ended
                                                              January 31, 1999
  From operations:
  Net investment loss                                         $    (2,714,406)
  Net realized gain from investment and foreign currency re-
  lated transactions                                               96,004,014
  Net change in unrealized gain (loss) on investments and
   translation of assets and liabilities denominated in
   foreign currencies                                              55,278,283
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             148,567,891
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment and foreign currency
  transactions
  Class A shares                                                  (41,132,351)
  Class B shares                                                   (3,418,683)
  Class C shares                                                     (556,864)
  Institutional shares                                             (4,927,209)
  Service shares                                                     (179,258)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                              (50,214,365)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                 2,171,378,743
  Reinvestment of dividends and distributions                      40,976,198
  Cost of shares repurchased                                   (1,982,583,097)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                                     229,771,844
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   328,125,370
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                               815,580,189
 ------------------------------------------------------------------------------
  End of year                                                 $ 1,143,705,559
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income              $     1,040,126
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)      Distributions to shareholders
                                      -------------------------- ------------------------------------

                            Net asset    Net                                In excess
                             value,   investment   Net realized   From net    of net
                            beginning   income    and unrealized investment investment    From net
                            of period   (loss)     gain (loss)     income     income   realized gains
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $21.92     $ 0.04        $1.16        $   --     $  --        $  --
  1999 - Class B Shares       21.63      (0.02)        1.12            --        --           --
  1999 - Class C Shares       21.45      (0.03)        1.12            --        --           --
  1999 - Institutional
  Shares                      22.20       0.12(e)      1.17(e)         --        --           --
  1999 - Service Shares       21.93       0.06         1.15            --        --           --
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       19.85      (0.06)        3.24            --        --        (1.11)
  1999 - Class B Shares       19.70      (0.17)        3.21            --        --        (1.11)
  1999 - Class C Shares       19.56      (0.15)        3.15            --        --        (1.11)
  1999 - Institutional
  Shares                      19.97       0.03         3.31            --        --        (1.11)
  1999 - Service Shares       19.84      (0.04)        3.24            --        --        (1.11)
 ----------------------------------------------------------------------------------------------------
  1998 - Class A Shares       19.32       0.03         2.04            --     (0.30)       (1.24)
  1998 - Class B Shares       19.24      (0.08)        2.02            --     (0.25)       (1.23)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       22.60      (0.04)       (1.38)           --     (0.38)       (1.24)
  1998 - Institutional
  Shares                      19.40       0.10         2.11         (0.07)    (0.33)       (1.24)
  1998 - Service Shares       19.34       0.02         2.06            --     (0.35)       (1.23)
 ----------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.20       0.10         2.23            --        --        (0.21)
  1997 - Class B Shares
  (commenced May 1, 1996)     18.91      (0.06)        0.60            --        --        (0.21)
  1997 - Institutional
  Shares (commenced Febru-
  ary 7, 1996)                17.45       0.04         2.15         (0.03)       --        (0.21)
  1997 - Service Shares
  (commenced March 6,
  1996)                       17.70      (0.02)        1.87            --        --        (0.21)
 ----------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.52       0.13         4.00         (0.58)       --        (0.87)
 ----------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                                                                      Ratios assuming no
                                                                                      voluntary expense
                                                                                         limitations
                                                                                      ------------------
                                                                     Ratio of                     Ratio of
   Net increase                          Net assets   Ratio of    net investment   Ratio of    net investment
    (decrease)    Net asset              at end of  net expenses income (loss) to expenses to  income (loss)  Portfolio
   in net asset   value, end   Total       period    to average    average net    average net  to average net turnover
      value       of period  return(b)   (in 000s)   net assets       assets        assets         assets       rate
      $1.20         $23.12      5.47%(d)  $943,473      1.79%(c)       0.31%(c)      1.84%(c)       0.26%(c)    61.10%(d)
       1.10          22.73      5.09(d)     68,691      2.29(c)       (0.19)(c)      2.34(c)       (0.24)(c)    61.10(d)
       1.09          22.54      5.08(d)     11,241      2.29(c)       (0.26)(c)      2.34(c)       (0.31)(c)    61.10(d)
       1.29          23.49      5.81(d)    180,564      1.14(c)        0.89(c)       1.19(c)        0.84(c)     61.10(d)
       1.21          23.14      5.52(d)      3,852      1.64(c)        0.47(c)       1.69(c)        0.42(c)     61.10(d)
       2.07          21.92     16.39       947,973      1.73          (0.28)         1.82          (0.37)      113.79
       1.93          21.63     15.80        69,231      2.24          (0.79)         2.32          (0.87)      113.79
       1.89          21.45     15.70        11,619      2.24          (0.98)         2.32          (1.06)      113.79
       2.23          22.20     17.09       111,315      1.13           0.23          1.21           0.15       113.79
       2.09          21.93     16.49         3,568      1.63          (0.18)         1.71          (0.26)      113.79
-------------------------------------------------------------------------------------------------------------------------
       0.53          19.85     11.12       697,590      1.67          (0.27)         1.80          (0.40)       40.82
       0.46          19.70     10.51        55,324      2.20          (0.90)         2.30          (1.00)       40.82
      (3.04)         19.56     (5.92)(d)     3,369      2.27(c)       (1.43)(c)      2.37(c)       (1.53)(c)    40.82
       0.57          19.97     11.82        56,263      1.08           0.30          1.18           0.20        40.82
       0.50          19.84     11.25         3,035      1.55          (0.36)         1.65          (0.46)       40.82
-------------------------------------------------------------------------------------------------------------------------
       2.12          19.32     13.48       536,283      1.69          (0.07)         1.88          (0.26)       38.01
       0.33          19.24      2.83(d)     19,198      2.23(c)       (0.97)(c)      2.38(c)       (1.12)(c)    38.01
       1.95          19.40     12.53(d)     68,374      1.10(c)        0.43(c)       1.25(c)        0.28(c)     38.01
       1.64          19.34     10.42(d)        674      1.60(c)       (0.40)(c)      1.75(c)       (0.55)(c)    38.01
-------------------------------------------------------------------------------------------------------------------------
       2.68          17.20     28.68       330,860      1.52           0.26          1.77           0.01        68.48
-------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the last bid price. Debt securi-ties are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions And Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; and (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
 G. Segregation Transaction -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued and forward commitments represent examples of such transactions. As a result of entering into those transactions the Fund is required to seg-regate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 H. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to the Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 I. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book / tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $1,060,091,222. Accordingly gross unrealized gain on investments was $168,699,398 and the gross unrealized loss on investments was $31,450,611 resulting in a net unrealized gain of $137,248,787.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .10% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $311,000 for the period ended Au-gust 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $818,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $990,000, $457,000 and $167,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended August 31, 1999, were $665,136,041 and $667,728,986, respectively.
   At August 31, 1999, the Fund had the following outstanding forward foreign currency exchange contracts:

                                                Value on
 Open Forward Foreign Currency                 Settlement     Current   Unrealized Unrealized
 Sale Contracts                                   Date         Value       Gain       Loss
 --------------------------------------------------------------------------------------------
 Hong Kong Dollar
  expiring 9/10/1999                            $20,448,129 $20,444,586    $ 3,543   $    --
  expiring 12/8/1999                             20,847,800  21,260,082        --     412,282
 --------------------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN CURRENCY
 SALE CONTRACTS                                 $41,295,929 $41,704,668    $ 3,543   $412,282
 --------------------------------------------------------------------------------------------
 Closed but Unsettled                                                    Realized   Realized
 Forward Foreign Currency Contracts          Purchase Value Sale Value     Gain       Loss
 --------------------------------------------------------------------------------------------
 Euro
  expiring 10/26/1999                           $16,956,131 $16,979,106    $22,975   $    --
 Hong Kong Dollar
  expiring 12/8/1999                                573,886     569,755        --       4,131
 --------------------------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN
 CURRENCY CONTRACTS                             $17,530,017 $17,548,861    $22,975   $  4,131
 --------------------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts sold" and "Payable for forward foreign currency exchange contracts purchased" of $26,518 and $416,413, respectively, in the accompanying State-ment of Assets and Liabilities.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.
   At August 31, 1999 the following futures contracts were open as follows:

                    Number of
                    Contracts         Settlement           Market          Unrealized
 Type                 Long              Month               Value            Gain
 ------------------------------------------------------------------------------------
 FTSE 100 Index        76           September 1999       $ 7,622,852         $ 58,496
 MIB 30 Index          28           September 1999         4,996,266          113,232
 DAX Index             45           September 1999         6,293,742          163,002
 ------------------------------------------------------------------------------------
                                                         $18,912,860         $334,730
 ------------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $2,963,894 from accumulated net realized gain on investment, options, futures and foreign currency related transactions to accumulated undistributed net investment income and $1,628 from accumulated net realized gain on invest-ment, options, futures and foreign currency related transactions to paid-in capital. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for:

                             Seven Month Period               Year Ended
                            Ended August 31, 1999          January 31, 1999
                            -------------------------------------------------------
                               Shares        Dollars       Shares          Dollars
 ----------------------------------------------------------------------------------
 Class A Shares
 Shares sold               40,503,629  $ 878,896,664   90,785,418  $ 1,949,815,404
 Reinvestments of divi-
dends and distributions            --             --    1,669,818       34,480,481
 Shares repurchased       (42,925,516)  (937,796,470) (84,367,795)  (1,819,683,956)
                            -------------------------------------------------------
                           (2,421,887)   (58,899,806)   8,087,441      164,611,929
 ----------------------------------------------------------------------------------
 Class B Shares
 Shares sold                  231,545      5,004,374      794,593       17,488,784
 Reinvestments of divi-
dends and distributions            --             --      156,073        3,180,373
 Shares repurchased          (410,880)    (8,878,625)    (557,697)     (11,834,003)
                            -------------------------------------------------------
                             (179,335)    (3,874,251)     392,969        8,835,154
 ----------------------------------------------------------------------------------
 Class C Shares
 Shares sold                3,386,747     71,812,024    6,644,608      139,922,460
 Reinvestments of divi-
dends and distributions            --             --       19,517          394,623
 Shares repurchased        (3,429,722)   (73,325,070)  (6,294,716)    (133,220,855)
                            -------------------------------------------------------
                              (42,975)    (1,513,046)     369,409        7,096,228
 ----------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                3,229,820     73,161,867    2,805,737       62,386,145
 Reinvestments of divi-
dends and distributions            --             --      131,238        2,741,464
 Shares repurchased          (556,938)   (12,395,514)    (740,110)     (16,145,728)
                            -------------------------------------------------------
                            2,672,882     60,766,353    2,196,865       48,981,881
 ----------------------------------------------------------------------------------
 Service Shares
 Shares sold                   23,838        517,017       78,227        1,765,950
 Reinvestments of divi-
dends and distributions            --             --        8,677          179,257
 Shares repurchased           (20,037)      (436,802)     (77,199)      (1,698,555)
                            -------------------------------------------------------
                                3,801         80,215        9,705          246,652
 ----------------------------------------------------------------------------------
 NET INCREASE (DECREASE)       32,486     (3,440,535)  11,056,389  $   229,771,844
 ----------------------------------------------------------------------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 Goldman Sachs International Equity Fund -- Tax Information
 (unaudited)

   Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $50,214,365 as capital gain dividends paid during its year ended August 31, 1999.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- International Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Equity Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in Net Assets and the Financial Highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs International Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                                 Value
 Common Stocks - 95.5%
  Britain - 30.3%
  121,196 Allied Zurich PLC (Insurance)                          $ 1,475,025
   42,860 AstraZeneca Group PLC (Health)                           1,699,697
   22,305 Barclays PLC (Banks)                                       662,783
   46,943 Bowthorpe PLC (Electrical Equipment)                       451,621
   87,317 BP Amoco PLC (Energy Resources)                          1,619,684
  129,489 British Telecom PLC (Telecommunications)                 1,983,226
   88,372 Carlton Communications PLC (Media)                         670,346
   92,363 Diageo PLC (Tobacco)                                       937,626
   78,932 General Electric Co. PLC (Electrical Equipment)            788,582
   85,150 Glaxo Wellcome PLC (Health)                              2,237,379
   73,445 Great Universal Stores PLC (Specialty Retail)              739,671
   52,108 Halifax Group PLC (Banks)                                  581,790
  104,497 HSBC Holdings PLC (Banks)                                1,294,484
   81,121 Lloyds TSB Group PLC (Banks)                             1,123,017
  105,521 Misys PLC (Business Services)                              934,541
   25,888 National Westminster Bank PLC (Banks)                      531,437
  126,406 Rentokil Initial PLC (Business Services)                   506,372
   95,407 Select Appointment Holdings PLC* (Business Services)     1,361,464
  137,804 Shell Transport & Trading Co. (Energy Resources)         1,099,074
  156,383 Stagecoach Holdings PLC (Railroads)                        544,061
   94,890 Unilever NV (Food & Beverage)                              893,056
  134,029 Vodafone AirTouch PLC (Telecommunications)               2,699,637
                                                                 -----------
                                                                  24,834,573
 ---------------------------------------------------------------------------
  Denmark - 0.8%
   11,974 ISS International Service System Series B* (Business
          Services)                                                  660,381
 ---------------------------------------------------------------------------
  Finland - 2.4%
   23,897 Nokia AB Oyj Series A (Telecommunications)               1,997,075
 ---------------------------------------------------------------------------

  Shares  Description                                                  Value
 Common Stocks - (continued)
  France - 17.3%
    1,943 Accor SA (Hotel)                                        $   468,221
   22,636 Alstom* (Machinery)                                         763,382
   10,951 Axa (Insurance)                                           1,364,655
    2,694 Carrefour SA* (Specialty Retail)                            438,876
    5,915 Dexia France (Banks)                                        771,510
    9,323 Elf Aquitaine (Energy Resources)                          1,637,147
    9,331 Equant* (Computer Software)                                 826,679
   45,309 Rhone-Poulenc SA (Chemicals)                              2,200,951
   23,175 SEITA (Tobacco)                                           1,265,008
    6,566 Societe Generale (Banks)                                  1,287,064
    3,425 ST Microelectronics (Semiconductors)                        227,714
   10,349 Total Fina SA Class B (Energy Resources)                  1,335,618
   21,334 Vivendi (Business Services)                               1,649,733
                                                                  -----------
                                                                   14,236,558
 ----------------------------------------------------------------------------
  Germany - 7.5%
   33,372 Commerzbank AG (Banks)                                    1,196,757
    6,976 HypoVereinsbank (Financial Services)                        413,993
   13,303 Mannesmann AG (Machinery)                                 2,043,337
   32,826 Preussag AG (Multi-Industrial)                            1,871,676
    7,880 Siemens AG (Diversified Industrial Manufacturing)           663,534
                                                                  -----------
                                                                    6,189,297
 ----------------------------------------------------------------------------
  Ireland - 0.9%
   82,997 Bank of Ireland* (Banks)                                    752,432
 ----------------------------------------------------------------------------
  Italy - 3.0%
   52,272 San Paolo-IMI SpA (Banks)                                   702,811
  641,261 Seat Pagine Gialle SpA (Business Services)                  885,257
  196,071 Unicredito Italiano SpA (Banks)                             906,397
                                                                  -----------
                                                                    2,494,465
 ----------------------------------------------------------------------------
  Netherlands - 15.3%
    8,349 Aegon NV (Financial Services)                               731,289
   25,778 Benckiser NV Class B (Food & Beverage)                    1,576,162
   26,572 Fortis Netherlands NV (Financial Services)                  900,899
   42,355 Getronics NV (Business Services)                          2,076,722
   25,394 ING Groep NV (Financial Services)                         1,394,191
   11,307 Koninklijke Royal Philips Electronics NV* (Appliance)     1,166,806
   31,248 KPN NV (Telecommunications)                               1,401,561
   33,293 Libertel NV* (Telecommunications)                           633,942
   32,942 TNT Post Group NV (Business Services)                       813,693
   47,326 VNU NV (Media)                                            1,817,316
                                                                  -----------
                                                                   12,512,581
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

  Shares  Description                                             Value
 Common Stocks - (continued)
  Spain - 4.6%
   21,843 Acerinox SA (Steel)                                $   719,771
   37,474 Endesa SA (Electrical Utilities)                       753,195
   16,700 Sogecable SA* (Broadcasting)                           455,432
  112,677 Telefonica de Espana SA* (Telecommunications)        1,799,849
                                                             -----------
                                                               3,728,247
 -----------------------------------------------------------------------
  Sweden - 6.9%
   45,731 Ericsson Telecommunications Series B (Electrical
          Equipment)                                           1,477,523
  134,705 Securitas AB Series B (Business Services)            1,930,668
  109,417 Skandia Forsakring (Insurance)                       2,232,729
                                                             -----------
                                                               5,640,920
 -----------------------------------------------------------------------
  Switzerland - 6.5%
      510 Nestle SA (Food & Beverage)                          1,008,065
      927 Novartis AG (Health)                                 1,335,929
      118 Roche Holding AG* (Health)                           1,366,669
    5,743 UBS AG (Banks)                                       1,623,013
                                                             -----------
                                                               5,333,676
 -----------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $74,061,084)                                         $78,380,205
 -----------------------------------------------------------------------
 Preferred Stocks - 1.6%
  Germany - 1.6%
   10,723 Henkel KGAA Vorzug, Non-Voting (Chemicals)         $   777,017
    1,422 SAP AG (Computer Software)                             571,620
                                                             -----------
                                                               1,348,637
 -----------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $1,419,946)                                          $ 1,348,637
 -----------------------------------------------------------------------

  Principal             Interest                     Maturity
  Amount                Rate                         Date                                Value
 Short-Term Obligations - 6.1%
  State Street Bank & Trust Euro-Time Deposits
  $2,255,535              2.50%                      09/01/1999                     $ 2,360,080
   2,527,933              2.45                       09/02/1999                       2,674,173
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $5,034,253)                                                                 $ 5,034,253
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $80,515,283)                                                                $84,763,095
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


 The accompanying notes are an integral part of these financial statements.    7

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments (continued)
August 31, 1999

                                                       As a % of total
                                                            net assets
  Common and Preferred Stock Industry Classifications
  Appliance                                                        1.4%
  Banks                                                           13.9
  Broadcasting                                                     0.6
  Business Services                                               13.2
  Chemicals                                                        3.6
  Computer Software                                                1.7
  Diversified Industrial Manufacturing                             0.8
  Electrical Equipment                                             3.3
  Electrical Utilities                                             0.9
  Energy Resources                                                 6.9
  Financial Services                                               4.2
  Food & Beverage                                                  4.2
  Health                                                           8.1
  Hotel                                                            0.6
  Insurance                                                        6.2
  Machinery                                                        3.4
  Media                                                            3.0
  Multi-Industrial                                                 2.3
  Railroads                                                        0.7
  Semiconductors                                                   0.3
  Specialty Retail                                                 1.4
  Steel                                                            0.9
  Telecommunications                                              12.8
  Tobacco                                                          2.7
 ----------------------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                                97.1%
 ----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999

 Assets:

  Investment in securities, at value (identified cost $80,515,283)  $84,763,095
  Cash, at value                                                        576,666
  Receivables:
  Investment securities sold, at value                                  498,662
  Dividends and interest, at value                                      176,916
  Fund shares sold                                                       50,195
  Variation Margin(a)                                                   287,388
  Reimbursement from investment adviser                                  63,662
  Other assets, at value                                                109,165
 ------------------------------------------------------------------------------
  Total assets                                                       86,525,749
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           4,188,750
  Fund shares repurchased                                                22,229
  Amounts owed to affiliates                                            112,743
  Accrued expenses and other liabilities, at value                      105,581
 ------------------------------------------------------------------------------
  Total liabilities                                                   4,429,303
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                    74,025,095
  Accumulated undistributed net realized gain from investment,
  futures and foreign currency related transactions                   3,868,953
  Net unrealized gain on investments, futures, and translation of
  assets and liabilities denominated in foreign currencies            4,202,398
 ------------------------------------------------------------------------------
  NET ASSETS                                                        $82,096,446
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                                $11.75
  Class B                                                                $11.71
  Class C                                                                $11.72
  Institutional                                                          $11.82
  Service                                                                $11.76
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             6,371,125
  Class B                                                                75,037
  Class C                                                                33,088
  Institutional                                                         504,557
  Service                                                                   160
 ------------------------------------------------------------------------------
  Total shares outstanding, $0.001 par value (unlimited number of
  shares authorized)                                                  6,983,967
 ------------------------------------------------------------------------------

 (a) Includes approximately $95,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $12.43. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $ 1,142,109
  Interest                                                             34,247
 -----------------------------------------------------------------------------
  Total income                                                      1,176,356
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     451,498
  Distribution and service fees(b)                                    200,123
  Custodian fees                                                      145,205
  Transfer agent fees(c)                                               76,945
  Professional fees                                                    42,920
  Registration fees                                                    40,319
  Trustee fees                                                          6,273
  Service share fees                                                        6
  Other                                                                39,707
 -----------------------------------------------------------------------------
  Total expenses                                                    1,002,996
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (227,469)
 -----------------------------------------------------------------------------
  Net expenses                                                        775,527
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               400,829
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain from:
  Investment transactions                                           1,771,250
  Futures transactions                                                 18,310
  Foreign currency related transactions                               192,409
  Net change in unrealized gain on:
  Investments                                                      (4,993,757)
  Futures                                                             (38,422)
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (40,697)
 -----------------------------------------------------------------------------
  Net realized and unrealized loss on investment, futures and
  foreign currency related transactions                            (3,090,907)
 -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(2,690,078)
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $132,015.
 (b) Class A, Class B and Class C had distribution and service fees of $192,446, $4,365 and $3,312, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $73,129, $829, $629, $2,357 and $1, respectively.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statements of Changes in Net Assets

                                             For the
                                           Seven-Month          For the
                                          Period Ended       Period Ended
                                         August 31, 1999  January 31, 1999(a)
  From operations:
  Net investment income (loss)               $   400,829          $  (172,676)
  Net realized gain from investment,
  futures and foreign currency related
  transactions                                 1,981,969            1,555,106
  Net change in unrealized gain on
  investments, futures and translation
  of assets and liabilities denominated
  in foreign currencies                       (5,072,876)           9,275,274
 -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                   (2,690,078)          10,657,704
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares               30,108,519           65,352,139
  Cost of shares repurchased                 (20,233,820)          (1,098,018)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                      9,874,699           64,254,121
 -----------------------------------------------------------------------------
  TOTAL INCREASE                               7,184,621           74,911,825
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                         74,911,825                   --
 -----------------------------------------------------------------------------
  End of period                              $82,096,446          $74,911,825
 -----------------------------------------------------------------------------
  Accumulated net investment loss            $        --          $  (175,403)
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was October 1, 1998 for all share clas-ses.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                            Income from
                                     investment operations(a)     Distributions to shareholders
                                     ------------------------- ------------------------------------
                           Net asset    Net                               In excess                 Net increase
                            value,   investment  Net realized   From net    of net                   (decrease)
                           beginning   income   and unrealized investment investment    From net    in net asset
                           of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares     $12.20     $0.05        $(0.50)       $--        $--          $--          $(0.45)
  1999 - Class B Shares      12.19      0.03         (0.51)        --         --           --           (0.48)
  1999 - Class C Shares      12.20      0.04         (0.52)        --         --           --           (0.48)
  1999 - Institutional
  Shares                     12.23      0.18         (0.59)        --         --           --           (0.41)
  1999 - Service Shares      12.20      0.08         (0.52)        --         --           --           (0.44)
 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced October 1,
  1998)                      10.00     (0.03)         2.23         --         --           --            2.20
  1999 - Class B Shares
  (commenced October 1,
  1998)                      10.00     (0.02)         2.21         --         --           --            2.19
  1999 - Class C Shares
  (commenced October 1,
  1998)                      10.00     (0.01)         2.21         --         --           --            2.20
  1999 - Institutional
  Shares (commenced Octo-
  ber 1, 1998)               10.00     (0.01)         2.24         --         --           --            2.23
  1999 - Service Shares
  (commenced October 1,
  1998)                      10.00     (0.03)         2.23         --         --           --            2.20

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                 of fees or expense limitations
                                                                              -----------------------------------
                                                            Ratio of                                  Ratio of
                            Net assets    Ratio of       net investment         Ratio of          net investment
Net asset                   at end of   net expenses    income (loss) to       expenses to        income (loss) to      Portfolio
value, end     Total          period     to average       average net          average net          average net         turnover
of period     return(b)     (in 000s)    net assets          assets               assets               assets            rate
  $11.75      (3.69)%(d)     $74,862       1.79%(c)          0.80%(c)             2.29%(c)            0.30%(c)          54.98%(d)
   11.71      (3.94)(d)          879       2.29(c)           0.43(c)              2.79(c)            (0.07)(c)          54.98(d)
   11.72      (3.93)(d)          388       2.29(c)           0.42(c)              2.79(c)            (0.08)(c)          54.98(d)
   11.82      (3.35)(d)        5,965       1.14(c)           1.53(c)              1.64(c)             1.03(c)           54.98(d)
   11.76      (3.61)(d)            2       1.64(c)           1.10(c)              2.14(c)             0.60(c)           54.98(d)

   12.20      22.00(d)        61,151       1.79(c)          (1.19)(c)             2.80(c)            (2.20)(c)          70.77(d)
   12.19      21.90(d)           432       2.29(c)          (1.78)(c)             3.30(c)            (2.79)(c)          70.77(d)
   12.20      22.00(d)           587       2.29(c)          (1.83)(c)             3.30(c)            (2.84)(c)          70.77(d)
   12.23      22.30(d)        12,740       1.14(c)          (0.33)(c)             2.15(c)            (1.34)(c)          70.77(d)
   12.20      22.00(d)             2       1.64(c)          (0.69)(c)             2.65(c)            (1.70)(c)          70.77(d)
--------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs European Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for a seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the last bid price. Debt securi-ties are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by the delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 H. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are generally allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 I. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book / tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $80,573,070. Accordingly, the gross unrealized gain on investments was $7,311,967 and the gross unrealized loss on investments was $3,121,942 resulting in a net unrealized gain of $4,190,025.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .10% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $227,000 for the period ended Au-gust 31, 1999.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $218,000 for the period ended August 31, 1999.
   The Trust on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, up to .50%, 1.00%, and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $69,000, $32,000 and $12,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended August 31, 1999, were $56,125,932 and $41,061,882, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.
 At August 31, 1999, open futures contracts were as follows:

                    Number of
                    Contracts         Settlement          Market        Unrealized
 Type                 Long              Month             Value            Loss
 ----------------------------------------------------------------------------------
 FTSE 100 Index         3           September 1999       $300,902         $ (1,407)
 MIB 30 Index           2           September 1999        356,876           (6,443)
 EURX DAX Index         6           September 1999        839,166          (30,572)
 ----------------------------------------------------------------------------------
                                                                          $(38,422)
 ----------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $250,368 from accumulated undistributed net investment income to accumulated undis-tributed net realized gain from investments, futures and foreign currency re-lated transactions and $24,942 from paid-in-capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                       For the Seven-Month Period Ended          For the Period Ended
                                August 31, 1999                   January 31, 1999(a)
                       ----------------------------------     ----------------------------
                                Shares            Dollars             Shares      Dollars
 -----------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 2,119,807        $24,745,494          5,087,352  $53,619,415
 Shares repurchased           (759,657)        (8,753,714)           (76,377)    (844,311)
                       -------------------------------------------------------------------
                             1,360,150         15,991,780          5,010,975   52,775,104
 -----------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                    53,116            627,367             35,445      410,945
 Shares repurchased            (13,524)          (156,078)                --           --
                       -------------------------------------------------------------------
                                39,592            471,289             35,445      410,945
 -----------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   148,372          1,718,395             48,110      570,630
 Shares repurchased           (163,394)        (1,909,241)                --           --
                       -------------------------------------------------------------------
                               (15,022)          (190,846)            48,110      570,630
 -----------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                   254,200          3,017,263          1,062,367   10,749,551
 Shares repurchased           (791,417)        (9,414,787)           (20,593)    (253,707)
                       -------------------------------------------------------------------
                              (537,217)        (6,397,524)         1,041,774   10,495,844
 -----------------------------------------------------------------------------------------
 Service Shares
 Shares sold                        --                 --                160        1,598
                       -------------------------------------------------------------------
                                    --                 --                160        1,598
 -----------------------------------------------------------------------------------------
 NET INCREASE                  847,503        $ 9,874,699          6,136,464  $64,254,121
 -----------------------------------------------------------------------------------------

 (a)Commencement date of operations was October 1, 1998 for all share classes.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- European Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs European Equity Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs European Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments
August 31, 1999

  Shares    Description                                                 Value
 Common Stocks - 84.1%
  Australia - 1.6%
     61,300 AAPT Ltd.* (Telecommunications)                        $   189,017
     43,472 Cochlear Ltd. (Drugs)                                      450,701
     66,500 Fairfax (John) Holdings Ltd. (Publishing)                  193,164
     35,000 Macquarie Bank Ltd. (Banks)                                466,990
    131,600 North Ltd.* (Mining)                                       290,686
     51,200 Tab Corp. Holdings Ltd. (Entertainment)                    349,741
     91,500 Village Roadshow Ltd. (Entertainment)                      176,409
                                                                   -----------
                                                                     2,116,708
 -----------------------------------------------------------------------------
  Britain - 6.2%
  1,375,000 Belgo Group (Grocery)                                      154,847
     88,000 Capita Group PLC (Construction)                            981,111
    184,000 Cattles PLC (Financial Services)                         1,019,787
    125,000 F.I. Group (Computer Software)                             723,960
    103,400 Future Network PLC* (Media)                                781,845
     89,611 Jarvis PLC (Construction)                                  425,291
    174,785 Mayflower Corp. PLC (Auto)                                 719,857
     72,500 Nestor Healthcare Group PLC (Health)                       601,852
     30,346 PizzaExpress PLC (Restaurants)                             361,395
     52,800 Serco Group (Business Services)                          1,274,170
    400,000 TBI (Financial Services)                                   604,909
     62,356 The Berkeley Group PLC (Construction)                      788,001
                                                                   -----------
                                                                     8,437,025
 -----------------------------------------------------------------------------
  China - 0.4%
    562,000 Legend Holdings (Electrical Equipment)                     542,827
 -----------------------------------------------------------------------------
  Denmark - 4.8%
     20,268 Bang & Olufsen Holding A/S Series B (Entertainment)      1,192,710
     12,103 Coloplast Class B (Medical Products)                     1,212,846
     18,654 Falck A/S (Electrical Equipment)                         1,696,975
     26,961 ISS International Service System Series B* (Business
            Services)                                                1,486,933
     16,424 Sondagsavisen A/S (Publishing)                             867,681
                                                                   -----------
                                                                     6,457,145
 -----------------------------------------------------------------------------
  Finland - 2.3%
      6,966 Helsingin Puhelin Oyj (Utilities)                          324,235
     30,220 Nokian Renkaat Oyj (Auto)                                1,035,770
     85,295 Rapala Normark Corp.* (Specialty Retail)                   604,536
     35,855 Tieto Corp. (Business Services)                          1,213,735
                                                                   -----------
                                                                     3,178,276
 -----------------------------------------------------------------------------
  France - 7.9%
      7,500 ALTEN* (Business Services)                                 618,842
      5,500 Altran Technologies (Business Services)                  1,502,834
      5,000 Cerg Finance (Computer Software)                           513,057
     22,145 Entrelec Groupe SA (Electrical Utilities)                  994,437
     16,146 Etam (Specialty Retail)                                    785,682
      6,327 FI System* (Business Services)                             501,976

  Shares    Description                                                 Value
 Common Stocks - (continued)
  France - (continued)
     12,306 GFI Informatique (Business Services)                   $   909,951
     15,912 IPSOS* (Media)                                             729,689
     11,625 Laurent-Perrier* (Alcohol)                                 442,095
     14,310 Leon de Bruxelles SA (Restaurants)                         595,825
     29,809 Royal Canin SA (Grocery)                                 1,876,239
      4,215 Serp Recyclage SA* (Environmental Services)                579,649
      5,354 Unibail (Real Estate)                                      739,116
                                                                   -----------
                                                                    10,789,392
 -----------------------------------------------------------------------------
  Germany - 4.0%
      8,986 Allbecon AG (Business Services)                            556,091
      1,165 Bien-Haus AG (Construction)                                208,275
     11,944 Dis Deutscher Industrie (Business Services)                732,827
      7,962 Intershop Communications AG* (Computer Software)           714,236
     18,933 Kamps AG (Food & Beverage)                               1,049,481
     32,535 NSE Software AG* (Computer Software)                       636,717
      6,590 Rhoen-Klinikum AG (Health)                                 773,806
      4,938 Tecis Holding AG* (Financial Services)                     156,188
      6,519 Wanderer-Werke AG* (Multi-Industrial)                      596,515
                                                                   -----------
                                                                     5,424,136
 -----------------------------------------------------------------------------
  Hong Kong - 3.5%
    950,000 Cafe De Coral Holdings (Restaurants)                       449,619
    165,200 Dah Sing Financial Holdings (Banks)                        657,404
    459,000 Dickson Concepts International Ltd. (Specialty
            Retail)                                                    425,607
    686,000 Esprit Holdings (Multi-Industrial)                         543,330
  1,074,000 First Tractor Co. (Machinery)                              221,304
    758,000 Giordano International Ltd. (Specialty Retail)             702,855
    680,000 Hengan International Group Co. Ltd.* (Health)              251,774
    725,600 HKR International Ltd. (Real Estate)                       560,677
    280,000 Hong Kong Construction Holdings Ltd.* (Construction)       137,027
  1,130,000 JCG Holdings Ltd. (Financial Services)                     734,910
                                                                   -----------
                                                                     4,684,507
 -----------------------------------------------------------------------------
  Ireland - 0.5%
    240,000 Kingspan Group PLC (Construction)                          698,181
 -----------------------------------------------------------------------------
  Italy - 5.3%
     80,000 Banca Popolare Commercio e Industria Ordinary Shares
            (Banks)                                                  1,926,979
      3,566 Banca Popolare Commercio e Industria New Shares*
            (Banks)                                                     85,631
    125,000 Banca Popolare di Milano BPM (Banks)                       907,106
    121,404 Brembo SpA* (Auto)                                       1,483,334
    100,000 Gruppo Buffetti (Restaurants)                              751,073
    144,250 Gruppo Coin SpA* (Department Store)                      1,254,329
    128,563 Simint SpA (Apparel)                                       844,562
                                                                   -----------
                                                                     7,253,014
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

  Shares  Description                                                 Value
 Common Stocks - (continued)
  Japan - 26.9%
   18,000 Able, Inc.* (Real Estate)                              $ 1,198,518
   30,000 Aderans Co. Ltd. (Specialty Retail)                      1,349,979
   17,400 Aiphone Co. (Electrical Equipment)                         265,770
   15,000 Citizen Electronic (Electrical Equipment)                1,193,579
  199,000 Daiwa Electronics (Consumer Durables)                      768,080
    7,500 Fuji Seal (Heavy Machinery)                              1,022,088
   87,000 Fujitec Co. Ltd. (Construction)                            911,099
    4,500 Funai Electric Co. Ltd. (Electrical Equipment)           1,298,532
   55,000 Hakuto Co. (Electrical Equipment)                        1,549,367
  170,000 Hitachi Powdered Metals (Mining)                         1,114,831
   67,000 Inaba Denkisangyo (Electrical Equipment)                 1,133,672
   52,000 Iuchi Seieido Co. (Electrical Equipment)                 1,521,928
   50,000 Japan Business Computer Co. Ltd. (Computer Software)     1,189,006
   57,400 Japan CBM Corp. (Electrical Equipment)                   1,107,733
  141,000 Kato Sangyo Co. Ltd. (Food & Beverage)                   1,031,692
   81,000 Kawasumi Labs, Inc. (Chemicals)                          1,252,024
   18,000 Koekisha Co. Ltd. (Medical Providers)                      559,747
   48,500 Komeri Co. Ltd. (Home Products)                          1,525,952
   20,000 Meitec Corp. (Business Services)                           713,404
   50,000 Ministop Co. Ltd. (Specialty Retail)                     1,440,527
   31,000 Mirai Industry Co. Ltd. (Multi-Industrial)                 499,017
   16,900 Misumi Corp. (Industrial Parts)                          1,095,907
    1,300 Nichii Gakkan Co. (Business Services)                      201,180
   58,000 Nippon Kanzai Co. (Business Services)                    1,469,429
   82,000 Ogura Clutch Co. Ltd. (Auto)                             1,177,482
   20,000 People Co. Ltd. (Health)                                 1,093,886
   15,300 Riso Kagaku Corp. (Specialty Retail)                       825,628
   24,000 Rock Field Co. Ltd. (Grocery)                            1,404,857
   50,000 Sato Corp. (Machinery)                                   1,280,468
   44,500 Sumitomo Real Estate (Real Estate)                       1,786,756
    9,000 Taiyo Ink Manufacturing Co. (Chemicals)                  1,012,485
      500 Toyo Kohan Co. Ltd. (Steel)                                  1,943
   68,800 Trusco Nakayama (Wholesale)                              1,025,692
       63 Yoshinoya D&C Co. Ltd. (Restaurants)                     1,498,148
                                                                 -----------
                                                                  36,520,406
 ---------------------------------------------------------------------------
  Norway - 0.7%
   40,542 Schibsted ASA (Media)                                      414,090
   16,514 Tomra Systems ASA (Machinery)                              580,863
                                                                 -----------
                                                                     994,953
 ---------------------------------------------------------------------------
  Portugal - 0.5%
   88,042 Seguros Imperio (Insurance)                                629,594
 ---------------------------------------------------------------------------
  Singapore - 2.0%
  116,000 Datacraft Asia Ltd. (Telecommunications)                   447,760
  231,000 First Capital Corp. Ltd. (Real Estate)                     321,081
  436,000 GES International Ltd. (Computer Hardware)                 437,684
  115,000 Marco Polo Development Ltd. (Real Estate)                  172,141

  Shares  Description                                                 Value
 Common Stocks - (continued)
  Singapore - (continued)
   50,000 Natsteel Electronics Ltd. (Electrical Equipment)      $    249,480
  110,000 Venture Manufacturing Ltd. (Electrical Equipment)        1,051,975
                                                                ------------
                                                                   2,680,121
 ---------------------------------------------------------------------------
  Spain - 5.4%
   89,760 Azkoyen SA* (Consumer Durables)                          1,120,440
   20,749 Banco Pastor (Banks)                                       976,745
   17,310 Baron de Ley SA* (Alcohol)                                 657,378
   49,700 Funespana (Medical Providers)                            1,232,361
   47,500 Sogecable SA* (Broadcasting)                             1,295,390
   42,600 Telefonica Publicidad e Informacion SA*
          (Publishing)                                               977,897
  212,384 TelePizza SA* (Restaurants)                              1,112,118
                                                                ------------
                                                                   7,372,329
 ---------------------------------------------------------------------------
  Sweden - 3.1%
  135,900 Europolitan Holdings AB (Telecommunications)             1,271,019
   54,677 Getinge Industrier AB Class B (Medical Products)           760,417
   10,800 Icon Medialab International AB* (Business Services)        755,593
   35,894 Iro AB (Machinery)                                         355,321
   26,035 Sifo Group AB Series B (Business Services)                 154,952
  239,035 Swedish Match AB (Tobacco)                                 966,825
                                                                ------------
                                                                   4,264,127
 ---------------------------------------------------------------------------
  Switzerland - 9.0%
      728 Bachem AB Class B (Chemicals)                            1,010,643
    2,642 Belimo Holding AG (Construction)                           890,739
   10,465 Charles Voegele Holding AG* (Apparel)                    1,826,377
    1,168 Komax Group AG (Machinery)                                 652,449
      535 Kudelski SA* (Electrical Equipment)                      2,003,553
      750 Lindt & Spruengli AG Class B (Food & Beverage)           1,946,024
    2,390 Selecta Group (Food & Beverage)                          1,056,991
    4,970 Societe Generale D'Affichage (Media)                     2,907,681
                                                                ------------
                                                                  12,294,457
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $95,026,851)                                            $114,337,198
 ---------------------------------------------------------------------------
 Preferred Stocks - 2.5%
  Australia - 0.2%
  308,500 Star City Holdings (Entertainment)                    $    295,420
 ---------------------------------------------------------------------------
  Germany - 2.3%
      439 Porsche AG (Auto)                                        1,107,584
   15,700 Rhoen-Klinikum AG Non-Voting (Health)                    1,943,164
                                                                ------------
                                                                   3,050,748
 ---------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $2,806,193)                                             $  3,346,168
 ---------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments (continued)
August 31, 1999

  Principal   Interest    Maturity
  Amount        Rate        Date          Value
 Short-Term Obligation - 12.9%
  State Street Bank & Trust Euro-
  Time Deposit
  $17,603,000   5.50%    09/01/1999 $ 17,603,000
 -----------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $17,603,000)                $ 17,603,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $115,436,044)               $135,286,366
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                           As a % of
                                    total net assets
  Common and Preferred Stock Industry Classi-
  fications
  Alcohol                                        0.8%
  Apparel                                        2.0
  Auto                                           4.1
  Banks                                          3.7
  Broadcasting                                   1.0
  Business Services                              8.9
  Chemicals                                      2.4
  Computer Hardware                              0.3
  Computer Software                              2.8
  Construction                                   3.7
  Consumer Durables                              1.4
  Department Store                               0.9
  Drugs                                          0.3
  Electrical Equipment                          10.0
  Electrical Utilities                           0.7
  Entertainment                                  1.5
  Environmental Services                         0.4
  Financial Services                             1.9
  Food & Beverage                                3.7
  Grocery                                        2.5
  Health                                         3.4
  Heavy Machinery                                0.8
  Home Products                                  1.1
  Industrial Parts                               0.8
  Insurance                                      0.5
  Machinery                                      2.3
  Media                                          3.6
  Medical Products                               1.5
  Medical Providers                              1.3
  Mining                                         1.0
  Multi-Industrial                               1.2
  Publishing                                     1.5
  Real Estate                                    3.5
  Restaurants                                    3.5
  Specialty Retail                               4.5
  Steel                                          0.0
  Telecommunications                             1.4
  Tobacco                                        0.7
  Utilities                                      0.2
  Wholesale                                      0.8
 ----------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK              86.6%
 ----------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $115,436,044)                                                    $135,286,366
  Cash, at value                                                        849,190
  Receivables:
  Investment securities sold, at value                                1,123,139
  Dividends and interest, at value                                       67,375
  Fund shares sold                                                      436,859
  Variation margin(a)                                                   318,162
  Reimbursement from investment adviser                                  45,452
  Deferred organization expenses, net                                    11,394
  Other assets, at value                                                 47,759
 ------------------------------------------------------------------------------
  Total assets                                                      138,185,696
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           2,000,858
  Fund shares repurchased                                                24,340
  Amounts owed to affiliates                                            153,194
  Accrued expenses and other liabilities, at value                       53,748
 ------------------------------------------------------------------------------
  Total liabilities                                                   2,232,140
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                   112,525,738
  Accumulated net realized gain from investment, futures and
  foreign currency related transactions                               3,553,389
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies        19,874,429
 ------------------------------------------------------------------------------
  NET ASSETS                                                       $135,953,556
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                                $13.24
  Class B                                                                $13.19
  Class C                                                                $13.19
  Institutional                                                          $13.35
  Service                                                                $13.24
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             5,245,931
  Class B                                                                22,961
  Class C                                                                31,736
  Institutional                                                       4,927,802
  Service                                                                   161
 ------------------------------------------------------------------------------
  Total shares of beneficial interest outstanding, $.001 par
  value (unlimited number of shares authorized)                      10,228,591
 ------------------------------------------------------------------------------

 (a) Includes approximately $241,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $14.01. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $   574,017
  Interest                                                            106,276
 -----------------------------------------------------------------------------
  Total income                                                        680,293
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     598,694
  Custodian fees                                                      121,972
  Distribution and service fees(b)                                    118,084
  Registration fees                                                    60,428
  Transfer agent fees(c)                                               55,015
  Professional fees                                                    36,828
  Trustee fees                                                          6,074
  Amortization of deferred organization expenses                        1,497
  Service share fees                                                        5
  Other                                                                38,258
 -----------------------------------------------------------------------------
  Total expenses                                                    1,036,855
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (183,234)
 -----------------------------------------------------------------------------
  Net expenses                                                        853,621
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (173,328)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           3,763,753
  Futures transactions                                                (59,630)
  Foreign currency related transactions                               (43,302)
  Net change in unrealized gain (loss) on:
  Investments                                                      17,331,142
  Futures                                                              27,792
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (42,019)
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                            20,977,736
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $20,804,408
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $76,617.
 (b) Class A, Class B and Class C had distribution and service fees of $115,648, $1,354 and $1,082, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $43,945, $257, $206, $10,606 and $1, respectively.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statements of Changes in Net Assets

                                              For the
                                            Seven-Month          For the
                                           Period Ended       Period Ended
                                          August 31, 1999  January 31, 1999(a)
  From operations:
  Net investment loss                        $   (173,328)        $   (147,894)
  Net realized gain from investment,
  futures and foreign currency related
  transactions                                  3,660,821              232,160
  Net change in unrealized gain on
  investments, futures and translation
  of assets and liabilities denominated
  in foreign currencies                        17,316,915            2,557,514
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                              20,804,408            2,641,780
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
   Class A shares                                      --                   --
   Class B shares                                      --                   --
   Class C shares                                      --                   --
   Institutional shares                            (3,921)             (21,659)
   Service shares                                      --                   --
 ------------------------------------------------------------------------------
  Total distributions to shareholders              (3,921)             (21,659)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                58,890,454           81,743,079
  Reinvestment of dividends                         2,349                8,522
  Cost of shares repurchased                  (14,124,187)         (13,987,269)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                      44,768,616           67,764,332
 ------------------------------------------------------------------------------
  TOTAL INCREASE                               65,569,103           70,384,453
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                          70,384,453                   --
 ------------------------------------------------------------------------------
  End of period                              $135,953,556         $ 70,384,453
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of
  net investment income                      $         --         $   (106,697)
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998 for all share classes.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                             Income from
                                      investment operations(a)       Distributions to shareholders
                                      --------------------------- ------------------------------------

                            Net asset                                        In excess
                             value,      Net        Net realized   From net    of net
                            beginning investment   and unrealized investment investment    From net
                            of period    loss          gain         income      loss    realized gains
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $10.62     $(0.03)        $2.65         $--       $  --         $--
  1999 - Class B Shares       10.61      (0.08)(e)      2.66(e)       --          --          --
  1999 - Class C Shares       10.61      (0.08)(e)      2.66(e)       --          --          --
  1999 - Institutional
  Shares                      10.66         --          2.69          --          --          --
  1999 - Service Shares       10.61      (0.02)         2.65          --          --          --

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)     10.00      (0.04)         0.66          --          --          --
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.10)         0.71          --          --          --
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.06)         0.67          --          --          --
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00         --          0.67          --       (0.01)         --
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.02)         0.63          --          --          --
 -----------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares methodology.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

                                                                           Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -----------------------------------
                                                                Ratio of
                                     Net assets   Ratio of   net investment    Ratio of        Ratio of net
Net increase  Net asset              at end of  net expenses    loss to       expenses to   investment loss to    Portfolio
in net asset  value, end   Total       period    to average   average net     average net      average net        turnover
   value      of period  return(b)   (in 000s)   net assets      assets         assets            assets            rate
   $2.62        $13.24     24.67%(d)  $69,458       2.05%(c)     (0.68)%(c)     2.42%(c)          (1.05)%(c)      58.81%(d)
    2.58         13.19     24.32(d)       303       2.55(c)      (1.16)(c)      2.92(c)           (1.53)(c)       58.81(d)
    2.58         13.19     24.32(d)       419       2.55(c)      (1.21)(c)      2.92(c)           (1.58)(c)       58.81(d)
    2.69         13.35     25.24(d)    65,772       1.40(c)      (0.05)(c)      1.77(c)           (0.42)(c)       58.81(d)
    2.63         13.24     24.79(d)         2       1.90(c)      (0.35)(c)      2.27(c)           (0.72)(c)       58.81(d)
 --------------------------------------------------------------------------------------------------------------------------------
    0.62         10.62      6.20(d)    33,002       2.02(c)      (1.03)(c)      3.60(c)           (2.61)(c)       96.11(d)
    0.61         10.61      6.10(d)       213       2.51(c)      (1.30)(c)      4.09(c)           (2.88)(c)       96.11(d)
    0.61         10.61      6.10(d)       175       2.51(c)      (1.45)(c)      4.09(c)           (3.03)(c)       96.11(d)
    0.66         10.66      6.67(d)    36,992       1.40(c)      (0.19)(c)      2.98(c)           (1.77)(c)       96.11(d)
    0.61         10.61      6.10(d)         2       1.90(c)      (0.26)(c)      3.48(c)           (1.84)(c)       96.11(d)
 --------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Small Cap Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for a seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the last bid price. Debt securi-ties are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or ex-tinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $115,509,337. Accordingly, the gross unrealized gain on investments was $22,822,821 and the gross unrealized loss on investments was $3,045,792 resulting in a net unrealized gain of $19,777,029.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 1999

 J. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .16% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $183,000 for the period ended Au-gust 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $301,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $119,000, $23,000 and $11,000 for management, distribution and service, and transfer agent fees, respectively.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended August 31, 1999, were $78,432,241 and $49,097,556, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.
   At August 31, 1999, open futures contracts were open as follows:

                    Number of
         Type     Contracts Long Settlement Month Market Value Unrealized Gain
 -----------------------------------------------------------------------------
  FTSE 100 Index        50        September 1999   $5,015,034      $27,792
 -----------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $2,262 from paid-in-capital to accumulated undistributed net investment income and $281,684 from accumulated net realized gain from investment, futures and for-eign currency related transactions to accumulated undistributed net invest-ment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax ba-sis.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 1999

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the:

                                 Seven-Month             Nine-Month
                                Period Ended            Period Ended
                               August 31, 1999       January 31, 1999(a)
                            ----------------------  ----------------------
                               Shares      Dollars     Shares      Dollars
 --------------------------------------------------------------------------
 Class A Shares
 Shares sold                2,607,810  $32,403,673  3,789,828  $39,461,070
 Shares repurchased          (470,755)  (5,480,465)  (680,952)  (6,496,553)
                                 ------------------------------------------
                            2,137,055   26,923,208  3,108,876   32,964,517
 --------------------------------------------------------------------------
 Class B Shares
 Shares sold                    6,837       79,235     24,738      250,752
 Shares repurchased            (3,975)     (41,451)    (4,639)     (43,306)
                                 ------------------------------------------
                                2,862       37,784     20,099      207,446
 --------------------------------------------------------------------------
 Class C Shares
 Shares sold                   21,336      268,279     19,740      196,453
 Shares repurchased            (6,059)     (68,915)    (3,281)     (32,610)
                                 ------------------------------------------
                               15,277      199,364     16,459      163,843
 --------------------------------------------------------------------------
 Institutional Shares
 Shares sold                2,231,140   26,139,267  4,172,165   41,833,210
 Reinvestment of dividends        183        2,349        851        8,522
 Shares repurchased          (773,017)  (8,533,356)  (703,520)  (7,414,800)
                                 ------------------------------------------
                            1,458,306   17,608,260  3,469,496   34,426,932
 --------------------------------------------------------------------------
 Service Shares
 Shares sold                      --           --         161        1,594
                                 ------------------------------------------
                                  --           --         161        1,594
 --------------------------------------------------------------------------
 NET INCREASE               3,613,500  $44,768,616  6,615,091  $67,764,332
 --------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998 for all share classes.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 8. OTHER MATTERS

 As of August 31, 1999 the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio were the beneficial owners of approximately 7% and 6% of the outstanding shares of the Fund, respectively.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Interna-tional Small Cap Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Small Cap Fund, one of the portfolios constitut-ing Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs International Small Cap Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
August 31, 1999

  Shares    Description                                                   Value
 Common Stocks - 83.1%
  China - 2.6%
  1,402,000 Angang New Steel Co. Ltd. Class H (Steel)               $    198,613
    356,000 China Telecom Ltd.* (Telecommunications)                   1,104,921
    330,000 Great Wall Technology Co. Class H (Electrical
             Equipment)                                                  214,619
    444,000 Guangdong Kelon Electrical Holdings Co. Ltd. Class H
             (Appliance)                                                 454,584
  1,238,000 Shandong International Power Development Co. Ltd.
             Class H* (Electrical Utilities)                             247,125
  1,262,000 Yanzhou Coal Mining Co. Ltd. Class H (Mining)                552,589
                                                                    ------------
                                                                       2,772,451
 -------------------------------------------------------------------------------
  Hong Kong - 25.8%
    391,000 Axa China Region Ltd. (Insurance)                            274,434
    869,000 Cathay Pacific Airways (Airlines)                          1,477,263
    198,000 Cheung Kong Holdings Ltd. (Real Estate)                    1,727,582
    159,000 CLP Holdings Ltd. (Utilities)                                751,497
  1,178,000 Cosco Pacific Ltd. (Industrial Services)                   1,031,617
    262,400 Dah Sing Financial Holdings (Banks)                        1,044,206
    283,000 Dao Heng Bank Group Ltd. (Financial Services)              1,290,190
    345,500 Dickson Concepts International Ltd. (Specialty
             Retail)                                                     320,365
    486,000 First Pacific Co. (Financial Services)                       375,536
    744,000 Giordano International Ltd. (Specialty Retail)               689,874
    168,000 Hang Seng Bank Ltd. (Banks)                                1,898,543
  1,060,000 Hengan International Group Co. Ltd.* (Health)                392,471
    405,184 HKR International Ltd. (Real Estate)                         313,089
    729,000 Hong Kong & China Gas Co. Ltd. (Utilities)                 1,037,418
  1,051,400 Hong Kong Telecom (Telecommunications)                     2,383,114
    605,000 Hutchison Whampoa (Financial Services)                     5,902,040
    234,500 Johnson Electric Holdings Ltd. (Electrical Equipment)      1,057,000
    370,000 Li & Fung Ltd. (Wholesale)                                 1,186,493
     10,000 New World China Land Ltd.* (Real Estate)                       8,049
    425,000 New World Development Co. Ltd. (Real Estate)               1,023,516
    862,000 South China Morning Post Holdings Ltd. (Publishing)          543,961
    137,000 Sun Hung Kai Properties Co. Ltd. (Real Estate)             1,164,471
    109,000 Television Broadcasts Ltd. (Media)                           488,506
    356,000 Wharf Holdings Co. Ltd. (Real Estate)                        967,379
                                                                    ------------
                                                                      27,348,614
 -------------------------------------------------------------------------------

  Shares    Description                                                Value
 Common Stocks - (continued)
  India - 11.2%
        440 Colgate Palmolive Ltd. (Home Products)               $      2,839
      2,144 Glaxo India Ltd. (Drugs)                                   34,767
     34,300 Hindalco Industries Ltd. (Nonferrous Metals)              724,264
     71,465 Hindustan Lever Ltd. (Home Products)                    4,380,776
      1,885 Hindustan Lever Ltd. (Tobacco)                            115,550
     43,000 Housing Development Finance Corp. Ltd.*
             (Construction)                                           255,577
     22,200 Infosys Technologies Ltd. (Computer Software)           2,859,575
     68,796 ITC Ltd. (Multi-Industrial)                             1,625,943
        510 Larsen & Toubro Ltd. (Multi-Industrial)                     4,593
     87,400 Mahanagar Telephone Nigam Ltd. (Telephone)                406,091
     14,400 Niit Ltd. (Business Services)                             702,197
     23,100 Punjab Tractors Ltd. (Agriculture)                        732,266
                                                                 ------------
                                                                   11,844,438
 ----------------------------------------------------------------------------
  Indonesia - 2.3%
  1,108,500 Pab K Tjiwi Kimia (Paper)                                 317,953
  1,612,500 PT Bank Pan Indonesia Tbk - Alien Market (Banks)          294,329
    133,600 PT Gudang Garam Tbk (Tobacco)                             322,242
    790,000 PT Indofood Sukses* (Food & Beverage)                     844,589
  2,516,000 PT Matahari Putra Prima Tbk* (Merchandising)              254,224
    640,520 PT Telekomunikasi Indonesia Series B
             (Telecommunications)                                     246,354
    413,000 PT Tempo Scan Pacific Tbk (Health)                        218,077
                                                                 ------------
                                                                    2,497,768
 ----------------------------------------------------------------------------
  Malaysia - 2.1%
     84,000 Berjaya Sports Toto Berhad (Leisure)                      194,526
     53,000 Edaran Otomobil Nasional Berhad (Auto)                    195,263
    209,000 Malayan Banking Berhad (Banks)                            687,500
     69,000 New Straits Times Press M Berhad (Publishing)             150,711
     28,000 Public Bank Berhad - Alien Market (Banks)                  26,379
    343,000 Public Bank Berhad (Banks)                                288,842
    189,000 Resorts World Berhad (Leisure)                            479,961
     79,000 Tenaga Nasional Berhad (Electrical Utilities)             180,868
                                                                 ------------
                                                                    2,204,050
 ----------------------------------------------------------------------------
  Philippines - 1.6%
    108,000 Bank of the Philippine Islands (Banks)                    310,321
     54,190 Manila Electric Co. Class B (Electrical Utilities)        161,170

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

  Shares    Description                                               Value
 Common Stocks - (continued)
  Philippines - (continued)
     45,400 Metropolitan Bank and Trust (Banks)                 $    374,758
     20,400 Philippine Long Distance Telephone Co.
             (Telecommunications)                                    483,327
  2,074,400 SM Prime (Construction)                                  381,679
                                                                ------------
                                                                   1,711,255
 ---------------------------------------------------------------------------
  Singapore - 5.1%
    152,000 City Developments (Real Estate)                          920,939
     22,000 Cycle & Carriage Ltd. (Auto)                             124,146
    178,000 Datacraft Asia Ltd. (Telecommunications)                 687,080
    150,000 First Capital Corp. Ltd. (Real Estate)                   208,494
    348,000 GES International Ltd. (Computer Hardware)               349,344
     75,664 Singapore Press Holdings Ltd. (Publishing)             1,258,445
    474,000 Singapore Telecommunications Ltd.
             (Telecommunications)                                    841,853
    107,000 Venture Manufacturing Ltd. (Electrical Equipment)      1,023,285
                                                                ------------
                                                                   5,413,586
 ---------------------------------------------------------------------------
  South Korea - 17.1%
     12,150 Daelim Industrial Co. (Construction)                     186,804
     47,440 Hana Bank (Banks)                                        421,957
    100,278 Hankook Tire Co. Ltd. (Auto)                             464,651
     15,010 Hite Brewery Co.* (Alcohol)                              469,182
     23,420 Honam Petrochemical Corp. (Chemicals)                    480,105
      8,030 Housing & Commercial Bank* (Banks)                       187,741
     17,000 Hyundai Motor Co. Ltd.* (Auto)                           527,065
     23,570 Hyundai Securities (Financial Services)                  557,055
     84,340 Korea Electric Power Corp. (Electrical Utilities)      3,143,549
      7,900 Korea Telecom Corp. ADR* (Telecommunications)            256,750
     30,500 LG Chemical Ltd. (Chemicals)                             974,036
     20,000 LG Electronics (Appliance)                               847,099
      3,381 Pohang Iron & Steel Co. Ltd. (Steel)                     452,518
     28,630 Pohang Iron & Steel Co. Ltd. ADR (Steel)               1,052,153
     28,749 Samsung Electronics (Consumer Durables)                5,455,126
    115,690 Shinhan Bank (Banks)                                   1,244,611
        274 Sindo Ricoh (Electrical Equipment)                        10,677
      6,330 SK Corp. (Energy Resources)                              152,821
        171 SK Telecom Co. Ltd. (Telecommunications)                 171,072
      5,898 SK Telecom Co. Ltd. ADR (Telecommunications)              66,721
     14,433 Trigem Computer, Inc. (Computer Software)              1,075,903
                                                                ------------
                                                                  18,197,596
 ---------------------------------------------------------------------------

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Taiwan - 12.1%
    303,600 Acer Peripherals, Inc. (Business Services)             $    787,642
    239,750 Acer, Inc. (Computer Hardware)                              512,673
     60,000 Asustek Computer, Inc. (Computer Hardware)                  645,283
  1,006,356 Bank Sinopac (Financial Services)                           620,270
    217,850 Cathay Life Insurance Co. (Insurance)                       654,235
    674,560 Chinatrust Commercial Bank (Banks)                          674,560
     98,800 Compeq Manufacturing Co. Ltd. (Electrical Equipment)        497,107
    452,720 Evergreen Marine Corp. (Ship Transportation)                468,380
    719,040 Far Eastern Textile Ltd. (Apparel)                        1,042,382
    151,650 Formosa Plastics Corp. (Chemicals)                          290,901
    176,400 Hon Hai Precision (Electrical Equipment)                  1,148,264
    589,200 Kang Na Hsiung Enterprise (Home Products)                   383,536
    421,000 Macronix International Co. Ltd. (Semiconductors)            513,673
    198,240 President Chain Stores (Specialty Retail)                   585,992
     56,640 Quanta Computer (Business Services)                         552,151
          1 Siliconware Precis (Electrical Equipment)                         2
    543,156 Taiwan Semiconductor (Electrical Equipment)               2,305,851
    437,000 United Microelectonics Corp. Ltd. (Electrical
             Equipment)                                               1,113,113
                                                                   ------------
                                                                     12,796,015
 ------------------------------------------------------------------------------
  Thailand - 3.2%
     40,000 Advanced Info Service Public-Alien Market*
             (Telecommunications)                                       549,060
     52,000 BEC World PLC - Alien Market (Entertainment)                309,395
     58,000 Delta Electronics Thailand Public Co. Ltd. - Alien
             Market (Electrical Equipment)                              460,125
    258,000 Land and House Public Co. Ltd. - Alien Market* (Real
             Estate)                                                    390,501
     12,500 Siam Cement Public - Alien Market* (Construction)           323,591
    847,300 TelecomAsia Corp. Public - Alien Market*
             (Telecommunications)                                       812,585
    211,300 Thai Farmers Bank - Alien Market* (Banks)                   303,275
    242,000 Tipco Asphalt Public Co. Ltd. - Alien Market*
             (Construction)                                             268,398
                                                                   ------------
                                                                      3,416,930
 ------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $69,760,620)                                               $ 88,202,703
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments (continued)
August 31, 1999

  Shares/
  Units   Description                                                  Value
 Preferred Stock - 0.2%
  Thailand - 0.2%
  210,400 Siam Commercial Bank Public Co. Ltd.* (Banks)         $     238,841
 ----------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $147,829)                                               $     238,841
 ----------------------------------------------------------------------------
 Rights - 0.2%
  Taiwan - 0.0%
   38,640 Quanta Computer Inc. - Rights exp. 09/09/1999*
           (Computer Hardware)                                  $         110
  Thailand - 0.2%
  211,300 Thai Farmers Bank Public Co. Ltd. -Alien Market -
            Rights exp. 09/16/1999* (Banks)                           192,993
 ----------------------------------------------------------------------------
  TOTAL RIGHTS
  (Cost $0)                                                     $     193,103
 ----------------------------------------------------------------------------
 Warrants - 0.1%
  Indonesia - 0.0%
  178,500 PT Bank Pan Indonesia Tbk -Alien Market exp.
           07/08/2002* (Banks)                                  $       9,891
 ----------------------------------------------------------------------------
  Thailand - 0.1%
  210,400 Siam Commercial Bank Public Co. Ltd. - Alien Market
           exp. 05/10/2002* (Banks)                                    94,713
 ----------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $0)                                                     $     104,604
 ----------------------------------------------------------------------------

 Equity Swaps - 3.1%

  Singapore - 3.1%
  87,000 Units   Development Bank of Singapore
                  Equity Swap*
                  exp. 05/18/2000              $    992,890
  69,000 Units   Development Bank of Singapore
                  Equity Swap*
                  exp. 05/25/2000                   787,465
  64,000 Units   Development Bank of Singapore
                  Equity Swap*
                  exp. 07/28/2000                   727,855
  123,000 Units  Overseas Chinese Banking
                  Corporation Equity Swap*
                  exp. 05/18/2000                   811,720
 ----------------------------------------------------------
  TOTAL EQUITY SWAPS
  (Cost $2,850,462)                            $  3,319,930
 ----------------------------------------------------------

  Shares/
  Units           Description                                           Value
 Structured Notes - 11.2%
  Singapore - 2.0%
  33,000 Units    Merrill Lynch International - SIA exp.
                    02/18/2000*                                   $    302,445
  91 Units        UBS AG Equity Linked Note -Overseas Chinese
                   Banking Corporation exp. 04/10/2000*                653,007
  74 Units        UBS AG Equity Linked Note -Singapore Airlines
                   exp. 04/10/2000*                                    693,395
  70 Units        UBS AG Equity Linked Note -United Overseas
                   Bank exp. 04/10/2000*                               456,645
 -----------------------------------------------------------------------------
                                                                     2,105,492
 -----------------------------------------------------------------------------
  South Korea - 3.6%
  396,323 Units   Merrill Lynch Call Warrant on KOSPI 200 exp.
                   09/03/2000*                                       3,768,279
 -----------------------------------------------------------------------------
  Taiwan - 5.6%
  161,224 Units   Taiwan Index Linked Note exp. 12/30/1999           1,804,096
  3,300,000 Units Taiwan Index Linked Note exp. 03/27/2000           4,148,430
 -----------------------------------------------------------------------------
                                                                     5,952,526
 -----------------------------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (Cost $8,265,020)                                               $ 11,826,297
 -----------------------------------------------------------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date             Value
 Short-Term Obligation - 2.4%
  State Street Bank & Trust Euro-
  Time Deposit
  $2,595,000    5.50%   09/01/1999  $  2,595,000
 -----------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,595,000)                 $  2,595,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $83,618,931)                $106,480,478
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                               As a % of
                        total net assets

 Common and Preferred Stock Industry Classifications
  Agriculture                        0.7%
  Airlines                           1.4
  Alcohol                            0.5
  Apparel                            1.0
  Appliance                          1.2
  Auto                               1.2
  Banks                              7.5
  Business Services                  1.9
  Chemicals                          1.7
  Computer Hardware                  1.4
  Computer Software                  3.7
  Construction                       1.3
  Consumer Durables                  5.1
  Drugs                              0.0
  Electrical Equipment               7.4
  Electrical Utilities               3.5
  Energy Resources                   0.2
  Entertainment                      0.3
  Financial Services                 8.2
  Food & Beverage                    0.8
  Health                             0.6
  Home Products                      4.5
  Industrial Services                1.0
  Insurance                          0.9
  Leisure                            0.6
  Media                              0.5
  Merchandising                      0.2
  Mining                             0.5
  Multi-Industrial                   1.5
  Nonferrous Metals                  0.7
  Paper                              0.3
  Publishing                         1.8
  Real Estate                        6.3
  Semiconductors                     0.5
  Ship Transportation                0.5
  Specialty Retail                   1.5
  Steel                              1.6
  Telecommunications                 7.2
  Telephone                          0.4
  Tobacco                            0.4
  Utilities                          1.7
  Wholesale                          1.1
 ---------------------------------------------------
  TOTAL COMMON AND
  PREFERRED STOCK                   83.3%
 ---------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $83,618,931)                                                    $106,480,478
  Cash, at value                                                       280,501
  Receivables:
  Investment securities sold, at value                               1,497,940
  Dividends and interest, at value                                     154,163
  Fund shares sold                                                     149,471
  Reimbursement from investment adviser                                 67,546
  Other assets, at value                                                35,994
 ------------------------------------------------------------------------------
  Total assets                                                     108,666,093
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                          1,029,743
  Capital gains tax                                                  1,147,250
  Fund shares repurchased                                               82,050
  Amounts owed to affiliates                                           144,295
  Accrued expenses and other liabilities, at value                      92,135
 ------------------------------------------------------------------------------
  Total liabilities                                                  2,495,473
 ------------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                  181,349,428
  Accumulated net realized loss from investment, futures and
  foreign currency related transactions                            (96,891,937)
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currencies          21,713,129
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $106,170,620
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                               $11.07
  Class B                                                               $10.88
  Class C                                                               $10.85
  Institutional                                                         $11.24

 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            7,609,126
  Class B                                                              667,091
  Class C                                                              210,286
  Institutional                                                      1,099,697
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 9,586,200
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $11.71. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $   686,073
  Interest                                                             47,286
 -----------------------------------------------------------------------------
  Total income                                                        733,359
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     501,770
  Distribution and service fees(b)                                    250,094
  Custodian fees                                                      137,465
  Transfer agent fees(c)                                               88,932
  Registration fees                                                    72,739
  Professional fees                                                    45,145
  Trustee fees                                                          6,074
  Other                                                                32,460
 -----------------------------------------------------------------------------
  Total expenses                                                    1,134,679
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (211,592)
 -----------------------------------------------------------------------------
  Net expenses                                                        923,087
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (189,728)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           2,517,806
  Futures transactions                                                774,816
  Foreign currency related transactions                               (79,301)
  Net change in unrealized gain (loss) on:
  Investments                                                      26,459,314
  Translation of assets and liabilities denominated in foreign
  currencies                                                            2,769
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                            29,675,404
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $29,485,676
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $54,723.
 (b) Class A, Class B and Class C had distribution and service fees of $208,976, $32,196 and $8,922, respectively.
 (c) Class A, Class B, Class C and Institutional Class had transfer agent fees of $79,412, $6,117, $1,695 and $1,708, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999

  From operations:
  Net investment loss                                           $   (189,728)
  Net realized gain from investment, futures and foreign
  currency related transactions                                    3,213,321
  Net change in unrealized gain (loss) on investments and
  translation of assets and liabilities denominated in foreign
  currencies                                                      26,462,083
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from operations            29,485,676
 ----------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
   Class A shares                                                         --
   Class B shares                                                         --
   Class C shares                                                         --
   Institutional shares                                              (43,226)
 ----------------------------------------------------------------------------
  Total distributions to shareholders                                (43,226)
 ----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                   97,742,029
  Reinvestment of dividends and distributions                         40,413
  Cost of shares repurchased                                     (90,383,194)
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     7,399,248
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                                  36,841,698
 ----------------------------------------------------------------------------
  Net assets:
  Beginning of period                                             69,328,922
 ----------------------------------------------------------------------------
  End of period                                                 $106,170,620
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets
For the Year Ended January 31, 1999

  From operations:
  Net investment income                                         $     492,262
  Net realized loss from investment, futures and foreign
  currency related transactions                                   (27,883,885)
  Net change in unrealized loss on investments, futures and
  translation of assets and liabilities denominated in foreign
  currencies                                                       21,285,501
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (6,106,122)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                   138,273,446
  Cost of shares repurchased                                     (154,943,929)
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from share transactions    (16,670,483)
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                  (22,776,605)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                                92,105,527
 -----------------------------------------------------------------------------
  End of year                                                   $  69,328,922
 -----------------------------------------------------------------------------
  Accumulated distributions in excess of net investment income  $    (105,797)
 -----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------

                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $ 7.79     $(0.02)      $3.30        $   --     $   --        $  --        $3.28
  1999 - Class B Shares        7.68      (0.04)       3.24            --         --           --         3.20
  1999 - Class C Shares        7.68      (0.04)       3.21            --         --           --         3.17
  1999 - Institutional
  Shares                       7.91       0.01        3.36            --      (0.04)          --         3.33
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares        8.38       0.07       (0.66)           --         --           --        (0.59)
  1999 - Class B Shares        8.31       0.01       (0.64)           --         --           --        (0.63)
  1999 - Class C Shares        8.29         --       (0.61)           --         --           --        (0.61)
  1999 - Institutional
  Shares                       8.44       0.03       (0.56)           --         --           --        (0.53)
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       16.31         --       (7.90)           --      (0.03)          --        (7.93)
  1998 - Class B Shares       16.24       0.01       (7.91)           --      (0.03)          --        (7.93)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       15.73       0.01       (7.42)           --      (0.03)          --        (7.44)
  1998 - Institutional
  Shares                      16.33       0.10       (7.96)        (0.03)        --           --        (7.89)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       16.49       0.06       (0.11)        (0.12)        --        (0.01)       (0.18)
  1997 - Class B Shares
  (commenced May 1, 1996)     17.31      (0.05)      (0.48)        (0.51)     (0.03)          --        (1.07)
  1997 - Institutional
  Shares (commenced Febru-
  ary 2, 1996)                16.61       0.04       (0.11)        (0.11)     (0.06)       (0.04)       (0.28)
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       13.31       0.17        3.44         (0.12)     (0.14)       (0.17)        3.18
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A Shares
  (commenced July 8, 1994)    14.18       0.11       (0.89)         0.01         --        (0.10)       (0.87)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                                                                 Ratios assuming no voluntary waiver
                                                                   of fees or expense limitations
                                                                 -----------------------------------
                                                    Ratio of                          Ratio of
                         Net assets   Ratio of   net investment     Ratio of       net investment
Net asset                at end of  net expenses income (loss)      expenses      income (loss) to    Portfolio
value, end    Total        period    to average    to average      to average          average        turnover
of period   return(b)    (in 000s)   net assets    net assets      net assets        net  assets        rate
---------------------------------------------------------------------------------------------------------------------
  $11.07      42.11%(d)    $84,269      1.85%(c)     (0.38)%(c)        2.27%(c)         (0.80)%(c)     96.58%(d)
   10.88      41.67(d)       7,258      2.35(c)      (0.90)(c)         2.77(c)          (1.32)(c)      96.58(d)
   10.85      41.28(d)       2,281      2.35(c)      (0.89)(c)         2.77(c)          (1.31)(c)      96.58(d)
   11.24      42.61(d)      12,363      1.20(c)       0.14(c)          1.62(c)          (0.28)(c)      96.58(d)
---------------------------------------------------------------------------------------------------------------------
    7.79      (7.04)        59,940      1.93          0.63             2.48              0.08         106.00
    7.68      (7.58)         4,190      2.45          0.10             2.97             (0.42)        106.00
    7.68      (7.36)           999      2.45          0.10             2.97             (0.42)        106.00
    7.91      (6.28)         4,200      1.16          1.10             1.68              0.58         106.00
---------------------------------------------------------------------------------------------------------------------
    8.38     (48.49)        87,437      1.75          0.31             1.99              0.07         105.16
    8.31     (48.70)         3,359      2.30         (0.29)            2.50             (0.49)        105.16
    8.29     (47.17)(d)        436      2.35(c)      (0.26)(c)         2.55(c)          (0.46)(c)     105.16
    8.44     (48.19)           874      1.11          0.87             1.31              0.67         105.16
---------------------------------------------------------------------------------------------------------------------
   16.31      (1.01)       263,014      1.67          0.20             1.87                --          48.40
   16.24      (6.02)(d)      3,354      2.21(c)      (0.56)(c)         2.37(c)          (0.72)(c)      48.40
   16.33      (1.09)(d)     13,322      1.10(c)       0.54(c)          1.26(c)           0.38(c)       48.40
---------------------------------------------------------------------------------------------------------------------
   16.49      26.49        205,539      1.77          1.05             2.02              0.80          88.80
---------------------------------------------------------------------------------------------------------------------
   13.31      (5.46)(d)    124,298      1.90(c)       1.83(c)          2.38(c)           1.35(c)       36.08(d)
---------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Asia Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service (Service shares have not commenced operations).

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. In ad-dition, it is the Fund's policy to accrue for estimated capital gains taxes on appreciated foreign securities held.

 C. Derivative Financial Instruments -- The Fund may utilize derivative finan-cial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or in-creasing the return on the Fund's investments or both. The value of the prin-cipal and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 D. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 E. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending on the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 J. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book / tax differences that may exist.
   The Fund had approximately $95,393,000 at August 31, 1999 (the Fund's tax year end) of capital loss carryforwards expiring 2002 through 2007 for fed-eral tax purposes. These amounts are available to be carried forward to off-set future capital gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $85,163,314. Accordingly, the gross unrealized gain on investments was $23,258,713 and the gross unrealized loss on investments was $1,941,549 resulting in a net unrealized gain of $21,317,164.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, indemnification costs and other ex-traordinary expenses) to the extent such expenses exceed, on an annual basis, .16% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $212,000 for the period ended August 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $106,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $87,000, $42,000 and $15,000 for management, distribution and service and transfer agent fees, respectively.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the period ended August 31, 1999, were $89,434,272 and $81,172,174, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $35,000 of brokerage commissions from portfolio transactions.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, the Fund had no open futures contracts.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999
 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. The facility is to be used solely for temporary or emergency pur-poses. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                                  Period               For the Year Ended
                           Ended August 31, 1999        January 31, 1999
                            -----------------------------
                                                     --------------------------
                              Shares       Dollars       Shares        Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold               7,428,461  $ 68,519,866   15,227,587  $ 114,095,624
 Shares repurchased       (7,511,626)  (69,221,284) (17,965,578)  (136,028,026)
                            ---------------------------------------------------
                             (83,165)     (701,418)  (2,737,991)   (21,932,402)
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                 201,786     2,022,897      345,699      2,823,123
 Shares repurchased          (80,372)     (733,280)    (204,359)    (1,519,808)
                            ---------------------------------------------------
                             121,414     1,289,617      141,340      1,303,315
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold               2,420,991    19,122,822    2,148,809     16,213,829
 Shares repurchased       (2,340,851)  (18,439,726)  (2,071,174)   (15,859,777)
                            ---------------------------------------------------
                              80,140       683,096       77,635        354,052
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 753,741     8,076,444      636,785      5,140,870
 Reinvestment of divi-
dends                          3,661        40,413           --             --
 Shares repurchased         (188,772)   (1,988,904)    (209,306)    (1,536,318)
                            ---------------------------------------------------
                             568,630     6,127,953      427,479      3,604,552
 ------------------------------------------------------------------------------
 NET INCREASE (DECREASE)     687,019  $  7,399,248   (2,091,537) $ (16,670,483)
 ------------------------------------------------------------------------------

 7. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $338,751 from paid-in capital to accumulated undistributed net investment income and $624,078 from paid-in capital to accumulated net realized loss from invest-ment, futures and foreign currency related transactions. These reclassifica-tions have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS ASIA GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Asia Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Asia Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of August 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Asia Growth Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                                    Value
 Common Stocks - 90.3%
  Japan - 90.3%
   38,000 77 Bank Ltd. (Banks)                                      $   372,232
    4,100 Advantest Corp. (Electrical Equipment)                        556,867
    5,750 Aiful Corp. (Financial Services)                              999,748
   10,700 Aiphone Co. (Electrical Equipment)                            163,433
  161,000 Asahi Chemical Industry Co. Ltd. (Chemicals)                  861,435
  170,000 Asahi Glass Co. Ltd. (Home Products)                        1,075,959
   98,000 Bank of Tokyo-Mitsubishi (Banks)                            1,465,496
   40,000 Bridgestone Corp. (Auto)                                    1,134,129
   14,000 Canon, Inc. (Computer Hardware)                               409,750
   48,000 Chiba Bank Ltd. (Banks)                                       180,436
   51,000 Citizen Watch Co. (Specialty Retail)                          439,402
   35,000 Dai-Ichi Kangyo Bank Ltd. (Banks)                             368,455
       88 East Japan Railway Co. (Railroads)                            533,626
   19,600 Familymart Co. (Specialty Retail)                           1,007,472
   20,100 Fanuc Ltd. (Machinery)                                      1,213,335
   36,000 Fuji Bank Ltd. (Banks)                                        372,068
   34,000 Fuji Photo Film Ltd. (Leisure)                              1,243,884
   63,000 Fujitec Co. Ltd. (Construction)                               659,761
   51,000 Fujitsu Ltd. (Computer Hardware)                            1,497,325
   45,000 Hitachi Construction Machinery Co. Ltd. (Heavy
          Machinery)                                                    279,874
   25,000 Honda Motor Co. Ltd. (Auto)                                 1,006,082
   30,000 Inaba Denkisangyo (Electrical Equipment)                      507,614
   90,000 Industrial Bank of Japan Ltd. (Banks)                         917,821
    7,000 Ito En Ltd. (Food & Beverage)                                 541,638
       53 Japan Tobacco, Inc. (Tobacco)                                 736,818
   33,000 Kao Corp. (Food & Beverage)                                   938,675
    2,000 Keyence Corp. (Industrial Parts)                              454,566
   72,000 Kirin Brewery Ltd. (Alcohol)                                  875,840
   12,100 Konami Co. Ltd. (Computer Software)                         1,061,316
   10,000 Matsumotokyoshi (Specialty Retail)                            748,159
    8,800 Meitec Corp. (Business Services)                              313,898
   44,000 Minebea Co. (Electrical Equipment)                            531,211
   28,100 Ministop Co. Ltd. (Specialty Retail)                          809,576
    9,600 Misumi Corp. (Industrial Parts)                               622,527
   70,000 Mitsubishi Corp. (Wholesale)                                  583,253
  161,000 Mitsui Co. (Wholesale)                                      1,135,327
  168,000 Mitsui Marine & Fire (Insurance)                              923,474
  251,000 Mitsui Mining & Smelting (Mining)                           1,485,316
   12,000 Murata Manufacturing Co. Ltd. (Industrial Parts)              965,839
   58,000 NEC Corp. (Computer Hardware)                                 944,254
    7,900 Nintendo Co. Ltd. (Entertainment)                           1,372,845
   76,000 Nippon Mining & Metals Co. Ltd. (Mining)                      590,845
      194 Nippon Telephone & Telegraph Corp. (Telecommunications)     2,182,467
      125 NTT Mobile Communications Network, Inc.
          (Telecommunications)                                        2,071,615
   80,000 Ricoh Co. Ltd. (Computer Hardware)                          1,428,271
    7,800 Riso Kagaku Corp. (Specialty Retail)                          420,908
    4,000 Rohm Co. (Electrical Equipment)                               797,549
  123,000 Sakura Bank Ltd. (Banks)                                      652,490
   85,000 Sanwa Bank (Banks)                                          1,166,141
    8,000 Secom Co. Ltd. (Business Services)                          1,093,886

  Shares  Description                                                Value
 Common Stocks - (continued)
  Japan - (continued)
   77,000 Sharp Corp. (Electrical Equipment)                    $ 1,176,110
   30,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                 1,223,762
    3,500 SMC Corp. (Machinery)                                     534,596
  117,000 Sumitomo Bakelite (Chemicals)                           1,224,201
   50,000 Sumitomo Electric Industries (Electrical Equipment)       681,392
   21,000 Taisho Pharmaceutical Co. Ltd. (Drugs)                    885,444
   16,000 Takeda Chemical Industries Ltd. (Health)                  804,866
    9,000 Takefuji Corp. (Financial Services)                     1,449,582
   11,000 TDK Corp. (Computer Hardware)                           1,338,089
   23,000 Terumo Corp. (Medical Products)                           736,269
    5,300 Toho Co. (Specialty Retail)                               819,225
   49,000 Tokyo Electric Power (Electrical Utilities)             1,142,818
   54,000 Toppan Forms Co. Ltd. (Publishing)                      1,276,718
   31,000 Yamanouchi Pharmaceutical (Drugs)                       1,383,637
   15,300 York-Benimaru Co. Ltd. (Specialty Retail)                 597,531
       22 Yoshinoya D&C Co. Ltd. (Restaurants)                      523,163
 --------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $44,374,508)                                            $58,512,311
 --------------------------------------------------------------------------

  Principal             Interest                     Maturity
  Amount                Rate                         Date                                 Value
 Short-Term Obligation - 4.3%
  State Street Bank & Trust Euro-Time Deposit
  $2,785,000              5.50%                      09/01/1999                     $ 2,785,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,785,000)                                                                 $ 2,785,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $47,159,508)                                                                $61,297,311
 ----------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                               As a % of
                                        total net assets
  Common Stock Industry Concentrations
  Alcohol                                           1.3%
  Auto                                              3.3
  Banks                                             8.5
  Business Services                                 2.2
  Chemicals                                         5.1
  Computer Hardware                                 8.7
  Computer Software                                 1.6
  Construction                                      1.0
  Drugs                                             3.5
  Electrical Equipment                              6.8
  Electrical Utilities                              1.8
  Entertainment                                     2.1
  Financial Services                                3.8
  Food & Beverage                                   2.3
  Health                                            1.2
  Heavy Machinery                                   0.4
  Home Products                                     1.7
  Industrial Parts                                  3.2
  Insurance                                         1.4
  Leisure                                           1.9
  Machinery                                         2.7
  Medical Products                                  1.1
  Mining                                            3.2
  Publishing                                        2.0
  Railroads                                         0.8
  Restaurants                                       0.8
  Specialty Retail                                  7.5
  Telecommunications                                6.6
  Tobacco                                           1.1
  Wholesale                                         2.7
 -------------------------------------------------------
  TOTAL COMMON STOCK                               90.3%
 -------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost $47,159,508)  $61,297,311
  Cash, at value                                                      3,468,919
  Receivables:
  Investment securities sold, at value                                  647,838
  Dividends and interest, at value                                       18,484
  Fund shares sold                                                      360,773
  Variation margin(a)                                                   578,571
  Reimbursement from investment adviser                                  65,324
  Deferred organization expenses, net                                    11,364
  Other assets                                                              587
 ------------------------------------------------------------------------------
  Total assets                                                       66,449,171
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           1,145,071
  Fund shares repurchased                                               205,000
  Amounts owed to affiliates                                             76,394
  Forward foreign currency exchange contracts, at value                 141,914
  Accrued expenses and other liabilities, at value                       87,256
 ------------------------------------------------------------------------------
  Total liabilities                                                   1,655,635
 ------------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                    46,431,275
  Accumulated undistributed net investment income                       270,409
  Accumulated net realized gain from investment, futures and
  foreign currency related transactions                               3,907,447
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currencies           14,184,405
 ------------------------------------------------------------------------------
  NET ASSETS                                                        $64,793,536
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                                $16.24
  Class B                                                                $16.14
  Class C                                                                $16.16
  Institutional                                                          $16.36
  Service                                                                $16.22
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             2,111,110
  Class B                                                               261,435
  Class C                                                               221,794
  Institutional                                                       1,388,399
  Service                                                                   161
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                  3,982,899
 ------------------------------------------------------------------------------

 (a) Includes approximately $182,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share for Class A shares is $17.19 (NAV per share multiplied by 1.0582). At redemption, Class B and Class C shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                     $   107,462
  Interest                                                              27,508
 -----------------------------------------------------------------------------
  Total income                                                         134,970
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                      226,009
  Distribution and service fees(b)                                      79,638
  Registration fees                                                     61,739
  Custodian fees                                                        52,275
  Professional fees                                                     36,828
  Transfer agent fees(c)                                                29,296
  Trustee fees                                                           6,273
  Amortization of deferred organization expenses                         1,493
  Service share fees                                                         6
  Other                                                                 52,975
 -----------------------------------------------------------------------------
  Total expenses                                                       546,532
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (208,419)
 -----------------------------------------------------------------------------
  Net expenses                                                         338,113
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (203,143)
 -----------------------------------------------------------------------------
  Realized and unrealized gain on investment, futures and foreign currency related transactions:
  Net realized gain from:
  Investment transactions                                            4,007,670
  Futures transactions                                                 101,078
  Foreign currency related transactions                                221,442
  Net change in unrealized gain (loss) on:
  Investments                                                       12,189,344
  Futures                                                               20,305
  Translation of assets and liabilities denominated in foreign
  currencies                                                            33,076
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                             16,572,915
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $16,369,772
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $19,075.
 (b) Class A, Class B and Class C had distribution and service fees of $55,407, $15,230 and $9,001, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $21,053, $2,894, $1,710, $3,638 and $1, respec-
     tively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statements of Changes in Net Assets

                                             For the
                                           Seven-Month          For the
                                          Period Ended       Period Ended
                                         August 31, 1999  January 31, 1999(a)
  From operations:
  Net investment loss                        $  (203,143)         $   (86,973)
  Net realized gain from investment,
  futures and foreign currency related
  transactions                                 4,330,190              140,585
  Net change in unrealized gain on
  investments, futures and translation
  of assets and liabilities denominated
  in foreign currencies                       12,242,725            1,941,680
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                             16,369,772            1,995,292
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
   Class A shares                                 (1,121)                  --
   Class B shares                                     --                   --
   Class C shares                                   (715)                  --
   Institutional shares                           (1,768)              (6,204)
   Service shares                                     --                   --
 -----------------------------------------------------------------------------
  Total distributions to shareholders             (3,604)              (6,204)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares               29,653,297           23,719,687
  Reinvestment of dividends and
  distributions                                    3,181                   --
  Cost of shares repurchased                  (2,751,373)          (4,186,512)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                     26,905,105           19,533,175
 -----------------------------------------------------------------------------
  TOTAL INCREASE                              43,271,273           21,522,263
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                         21,522,263                   --
 -----------------------------------------------------------------------------
  End of period                              $64,793,536          $21,522,263
 -----------------------------------------------------------------------------
  Accumulated undistributed
  (distributions in excess) of net
  investment income                          $   270,409          $   (34,385)
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Japanese Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or ex-tinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Position -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or prorata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 J. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book / tax differences that may exist.
   At August 31, 1999, the aggregate cost of portfolio securities for federal income tax purposes is $47,261,756. Accordingly, the gross unrealized gain on investments was $14,350,960 and the gross unrealized loss on investments was $315,405 resulting in a net unrealized gain of $14,035,555.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs & Co. ("Goldman Sachs") serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services ren-dered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .01% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $208,000 for the period ended Au-gust 31, 1999.
   The Trust, on behalf of the Fund, had adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $13,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agent services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $50,000, $19,000 and $7,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the period ended August 31, 1999, were $38,131,660 and $16,215,586, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $3,000 of brokerage commissions from portfolio transactions.
   At August 31, 1999, the Fund had the following outstanding forward foreign currency exchange contracts:

                                        Value on                   Unrealized
 Open Forward Foreign Currency         Settlement    Current     ----------------
 Sale Contracts                           Date        Value      Gain     Loss
 --------------------------------------------------------------------------------
 Japanese Yen
  expiring 9/10/1999                   $  250,000   $  275,276   $ --   $ 25,276
  expiring 9/20/1999                      108,396      116,638   $ --      8,242
 --------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN CURRENCY
  SALE CONTRACTS                       $  358,396   $  391,914   $ --   $ 33,518
 --------------------------------------------------------------------------------

                                                                Realized
 Closed but Unsettled                    Purchase             -------------
 Forward Currency Contracts               Value    Sale Value Gain   Loss
 --------------------------------------------------------------------------
 Japanese Yen
  expiring 9/20/1999                    $4,002,000 $3,893,604 $ -- $108,396
 --------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FORWARD
  FOREIGN CURRENCY CONTRACTS            $4,002,000 $3,893,604 $ -- $108,396
 --------------------------------------------------------------------------

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Payable for forward foreign currency exchange con-tracts" of $141,914 in the accompanying Statement of Assets and Liabilities.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.
   At August 31, 1999, open futures contracts were as follows:

                  Number of
                  Contracts           Settlement             Market           Unrealized
 Type               Long                Month                Value               Gain
 ---------------------------------------------------------------------------------------
 TOPIX Index          25            September 1999         $3,357,799            $20,305
 ---------------------------------------------------------------------------------------
                                                           $3,357,799            $20,305
 ---------------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency proposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $509,285 from accumulated net realized gain from investment and foreign currency re-lated transactions to accumulated undistributed net investment income and $2,256 from paid-in-capital to accumulated undistributed net investment in-come. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 7. OTHER MATTERS

 As of August 31, 1999, the Goldman Sachs Group was the beneficial owner of approximately 25% of the outstanding shares of the Fund.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                 For the Seven-Month
                                    Period Ended        For the Period Ended
                                   August 31, 1999       January 31, 1999(a)
                                ----------------------  ----------------------
                                   Shares      Dollars     Shares      Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold                    1,490,616  $19,567,798    974,018  $ 9,912,925
 Reinvestment of dividends and
distributions                          61          921         --           --
 Shares repurchased              (138,512)  (1,823,081)  (215,073)  (2,211,327)
                                          -------------------------------------
                                1,352,165   17,745,638    758,945    7,701,598
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                      156,293    2,037,345    143,378    1,452,502
 Reinvestment of dividends and
distributions                          --           --         --           --
 Shares repurchased               (24,231)    (344,034)   (14,005)    (144,559)
                                          -------------------------------------
                                  132,062    1,693,311    129,373    1,307,943
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                      209,165    2,748,964    197,598    2,047,960
 Reinvestment of dividends and
distributions                          44          665         --           --
 Shares repurchased               (13,133)    (201,949)  (171,880)  (1,830,626)
                                          -------------------------------------
                                  196,076    2,547,680     25,718      217,334
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                      384,318    5,299,190  1,028,740   10,304,702
 Reinvestment of dividends and
distributions                         104        1,595         --           --
 Shares repurchased               (24,763)    (382,309)        --           --
                                          -------------------------------------
                                  359,659    4,918,476  1,028,740   10,304,702
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                           --           --        161        1,598
                                          -------------------------------------
                                       --           --        161        1,598
 ------------------------------------------------------------------------------
 NET INCREASE                   2,039,962  $26,905,105  1,942,937  $19,533,175
 ------------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------

                            Net asset                                      In excess
                             value,      Net      Net realized   From net    of net                  Net increase
                            beginning investment and unrealized investment investment    From net    in net asset
                            of period    loss        gains        income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $11.06     $(0.06)      $5.24         $--       $--           $--          $5.18
  1999 - Class B Shares       11.03      (0.09)       5.20          --         --           --           5.11
  1999 - Class C Shares       11.04      (0.08)       5.20          --         --           --           5.12
  1999 - Institutional
  Shares                      11.10      (0.03)       5.29          --         --           --           5.26
  1999 - Service Shares       11.04      (0.06)       5.24          --         --           --           5.18

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)     10.00      (0.06)       1.12           --         --           --          1.06
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.08)       1.11           --         --           --          1.03
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.09)       1.13           --         --           --          1.04
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00      (0.02)       1.13           --      (0.01)          --          1.10
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.05)       1.09           --         --           --          1.04
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                                                Ratios assuming no voluntary waiver
                                                                   of fees or expense limitations
                                                                -----------------------------------
                                                                    Ratio of
                                  Net assets     Ratio of        net investment      Ratio of           Ratio of
Net asset                         at end of    net expenses         loss to        expenses to     net investment loss   Portfolio
value, end           Total          period      to average        average net        average         to average net      turnover
of period          return(b)      (in 000s)     net assets           assets         net assets            assets           rate
  $16.24           46.84%(d)         $34,279       1.70%(c)         (1.17)%(c          2.62%(c          (2.09)%(c)      44.83%(d)
   16.14           46.33(d)            4,219       2.20(c)          (1.57)(c)          3.12(c)          (2.49)(c)       44.83(d)
   16.16           46.41(d)            3,584       2.20(c)          (1.81)(c)          3.12(c)          (2.73)(c)       44.83(d)
   16.36           47.40(d)           22,709       1.05(c)          (0.37)(c)          1.97(c)          (1.29)(c)       44.83(d)
   16.22           46.92(d)                3       1.55(c)          (0.74)(c)          2.47(c)          (1.66)(c)       44.83(d)

   11.06           10.60(d)            8,391       1.64(c)          (1.20)(c)          4.18(c)          (3.74)(c)       53.29(d)
   11.03           10.30(d)            1,427       2.15(c)          (1.76)(c)          4.69(c)          (4.30)(c)       53.29(d)
   11.04           10.40(d)              284       2.15(c)          (1.69)(c)          4.69(c)          (4.23)(c)       53.29(d)
   11.10           11.06(d)           11,418       1.03(c)          (0.36)(c)          3.57(c)          (2.90)(c)       53.29(d)
   11.04           10.43(d)                2       1.53(c)          (0.68)(c)          4.07(c)          (3.22)(c)       53.29(d)

----------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS JAPANESE EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Japanese Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Japanese Equity Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial high-lights for the periods presented. These financial statements and the finan-cial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Japanese Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments
August 31, 1999

  Shares      Description                                                Value

 Common Stocks - 80.7%
  Argentina - 1.6%
       22,251 Cresud S.A.C.I.F.y A. ADR (Agriculture)              $    229,464
       18,483 IRSA Inversiones y Represent SA GDR (Real Estate)         536,007
      155,700 Perez Compac SA Class B (Energy Resources)                906,296
       38,700 Telefonica de Argentina SA Class B ADR
              (Telecommunications)                                    1,151,325
                                                                   ------------
                                                                      2,823,092
 ------------------------------------------------------------------------------
  Brazil - 5.1%
  224,916,200 Cia Energetica Class A (Utilities)                        491,492
       33,100 Companhia Cervejaria Brahma ADR (Food & Beverage)         349,619
        6,485 Companhia Energetica de Minas Gerais-CEMIG ADR
              (Electrical Utilities)                                     98,086
      168,087 Embratel Participacoes SA ADR (Telecommunications)      1,796,430
       45,676 Tele Centro Sul Participacoes SA ADR
              (Telecommunications)                                    2,497,906
      143,154 Tele Norte Leste Participacoes SA ADR
              (Telecommunications)                                    2,290,464
       88,128 Telesp Participacoes SA ADR (Telecommunications)        1,437,588
                                                                   ------------
                                                                      8,961,585
 ------------------------------------------------------------------------------
  Britain - 0.2%
      196,915 Coca-Cola Beverages PLC* (Food & Beverage)                398,847
 ------------------------------------------------------------------------------
  Chile - 3.3%
       26,600 Banco BHIF ADR (Financial Services)                       412,300
       27,400 Banco Santiago ADR (Banks)                                575,400
       57,000 Cia de Telecomunicaciones de Chile SA ADR
              (Telecommunications)                                    1,282,500
       23,100 Compania Cervecerias Unidas SA ADR (Food &
              Beverage)                                                 604,931
       56,800 Distribucion y Servicio D&S SA ADR (Merchandising)        937,200
       68,900 Embotelladora Andina SA Series B ADR (Food &
              Beverage)                                                 900,007
       56,446 Empresa Nacional de Electricidad SA Endesa ADR
              (Electrical Utilities)                                    698,519
       21,404 Enersis SA ADR (Electrical Utilities)                     480,252
                                                                   ------------
                                                                      5,891,109
 ------------------------------------------------------------------------------
  China - 1.5%
    1,158,000 Angang New Steel Co. Ltd. Class H (Steel)                 164,046
    1,387,000 Beijing Datang Power Generation Co. Ltd. Class H
              (Electrical Utilities)                                    370,645
      368,000 Beijing Yanhua Petrochemical Co. Ltd. Class H
              (Chemicals)                                                77,724
      609,000 China Southern Airlines Co. Ltd. Class H*
              (Airlines)                                                142,742

  Shares      Description                                                 Value

 Common Stocks - (continued)
  China - (continued)
      198,000 China Telecom Ltd.* (Telecommunications)              $    614,535
      215,000 Guangdong Kelon Electrical Holdings Co. Ltd. Class
              H (Appliance)                                              220,125
    1,219,000 Jiangxi Copper Co. Ltd. Class H (Nonferrous Metals)        219,784
      282,000 Legend Holdings (Electrical Equipment)                     272,380
      720,000 Qingling Motors Co. Ltd. Class H (Machinery)               160,414
      516,000 Shandong International Power Development Co. Ltd.
              Class H* (Electrical Utilities)                            103,002
    1,393,000 Zhejiang Expressway Co. Ltd. Class H (Business
              Services)                                                  247,568
                                                                   ------------
                                                                       2,592,965
 -------------------------------------------------------------------------------
  Colombia - 0.7%
       29,200 Banco Ganadero SA Class B ADR (Banks)                      512,825
      237,700 Bavaria SA (Food & Beverage)                               719,863
                                                                   ------------
                                                                       1,232,688
 -------------------------------------------------------------------------------
  Czech Republic - 0.9%
       16,450 Ceska Sporitelna* (Banks)                                   81,375
      141,100 CEZ* (Electrical Utilities)                                307,820
   12,980,864 Spif Cesky* (Financial Services)                           392,337
       45,815 SPT Telecom AS* (Telecommunications)                       779,734
                                                                   ------------
                                                                       1,561,266
 -------------------------------------------------------------------------------
  Greece - 4.1%
       14,635 Alpha Credit Bank (Banks)                                1,100,947
       10,835 Attica Enterprises (Ship Transportation)                   186,029
        7,020 Commercial Bank of Greece (Banks)                          681,741
        3,480 EFG Eurobank (Banks)                                       132,588
        1,740 Ergo Bank SA (Banks)                                       157,977
       94,515 Hellenic Telecommunications Organization SA (OTE)
              (Telecommunications)                                     1,961,401
        7,130 Heracles General Cement SA (Construction)                  224,026
          896 Intracom (Electrical Equipment)                             77,834
       11,528 Mailis (Industrial Services)                               306,142
       20,755 National Bank of Greece (Banks)                          1,534,416
       28,146 STET Hellas Telecommunications SA ADR*
              (Telecommunications)                                       482,000
        3,005 Titan Cement Co SA (Construction)                          328,903
                                                                   ------------
                                                                       7,174,004
 -------------------------------------------------------------------------------
  Hungary - 1.0%
        6,000 BorsodChem Rt. (Chemicals)                                 174,478
        3,230 Gedeon Richter Ltd. Class S GDR (Medical Products)         161,500
       21,572 Magyar Travkozlesi Rt ADR (Telecommunications)             655,249

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares      Description                                                Value

 Common Stocks - (continued)
  Hungary - (continued)
       19,580 Mol Magyar Olaj-es Gazipari Rt Class S GDR (Energy
              Resources)                                           $    496,353
        4,800 North American Bus Industries Rt.* (Motor Vehicle)         91,989
        3,445 OTP Bank Rt. GDR (Banks)                                  156,748
                                                                   ------------
                                                                      1,736,317
 ------------------------------------------------------------------------------
  India - 9.0%
       86,050 Hindalco Industries Ltd. GDR+ (Nonferrous Metals)       2,387,887
       44,000 Infosys Technologies Ltd. ADR (Business Services)       4,364,250
       89,600 ITC Ltd. GDR (Tobacco)                                  2,755,200
      148,150 Mahanagar Telephone Nigam Ltd. GDR
              (Telecommunications)                                    1,592,612
      183,500 Mahindra & Mahindra Ltd. GDR (Auto)                     2,137,775
       44,700 Ranbaxy Laboratories Ltd. GDR (Medical Products)        1,173,375
       77,800 Reliance Industries Ltd. GDR (Chemicals)                  863,580
       41,100 State Bank of India GDR (Banks)                           570,263
                                                                   ------------
                                                                     15,844,942
 ------------------------------------------------------------------------------
  Indonesia - 2.4%
       55,024 Daya Guna Samudera (Food & Beverage)                       22,239
    1,122,500 Indah Kiat Paper & Pulp. Corp.* (Paper)                   409,778
    2,582,800 PT Bank Pan Indonesia Tbk -Alien Market (Banks)           471,437
      292,000 PT Gudang Garam Tbk (Tobacco)                             704,302
      798,000 PT Indofood Sukses* (Food & Beverage)                     853,142
    1,872,000 PT Matahari Putra Prima Tbk* (Merchandising)              189,153
      201,500 PT Semen Gresik Persero Tbk (Construction)                394,068
      368,500 PT Tambang Timah Tbk (Nonferrous Metals)                  242,624
    2,394,200 PT Telekomunikasi Indonesia Series B
              (Telecommunications)                                      920,846
                                                                   ------------
                                                                      4,207,589
 ------------------------------------------------------------------------------
  Israel - 3.4%
      461,430 Bank Hapoalim (Banks)                                   1,063,797
      288,562 Bank Leumi (Banks)                                        498,606
      207,697 Bezeq Israel Telecomm* (Telecommunications)               751,541
       24,300 Blue Square-Israel Ltd. ADR (Specialty Retail)            344,756
        2,400 Check Point Software Technologies Ltd. (Computer
              Software)                                                 185,100
       24,400 ECI Telecom Ltd. (Electrical Equipment)                   692,350
        7,500 Formula Systems Ltd.* (Computer Software)                 187,935
        5,200 Gilat Satellite Networks Ltd.* (Electrical
              Equipment)                                                245,050

  Shares      Description                                                Value

 Common Stocks - (continued)
  Israel - (continued)
      176,217 ICL Israel Chemical (Chemicals)                      $    172,805
        9,706 IDB Holding Corp. Ltd. (Multi-Industrial)                 262,204
        1,300 Israel Corp. Ltd.* (Multi-Industrial)                     139,740
       21,413 Koors Industries Ltd. ADR (Multi-Industrial)              377,404
       11,800 Scitex Corp Ltd.* (Computer Hardware)                     110,625
       68,418 Super Sol (Merchandising)                                 179,506
       17,860 Teva Pharmaceutical Industries Ltd. ADR (Medical
              Products)                                                 840,536
                                                                   ------------
                                                                      6,051,955
 ------------------------------------------------------------------------------
  Malaysia - 1.6%
      148,000 Edaran Otomobil Nasional Berhad (Auto)                    545,263
      335,000 Malayan Banking Berhad (Banks)                          1,101,974
      186,000 New Straits Times Press M Berhad (Publishing)             406,263
      302,000 Resorts World Berhad (Leisure)                            766,921
                                                                   ------------
                                                                      2,820,421
 ------------------------------------------------------------------------------
  Mexico - 10.2%
      285,100 Alfa SA Series A (Multi-Industrial)                     1,077,854
      959,900 Cifra Ser C Class C* (Merchandising)                    1,451,606
       46,100 Desc SA de CV Series C ADR (Multi-Industrial)             901,831
       29,100 Fomento Economico Mexicano, SA de CV Series B
              (Food & Beverage)                                         962,119
      273,400 Grupo Carso SA Series A (Multi-Industrial)              1,058,370
      515,900 Grupo Financiero Banamax Accival, SA de CV Banacci
              Series O* (Banks)                                         988,946
      733,000 Grupo Modelo SA Series C (Tobacco)                      1,955,447
       35,800 Grupo Televisa SA ADR* (Broadcasting)                   1,302,225
      299,400 Kimberly Clark Class A (Medical Products)                 946,984
       98,200 Telefonos de Mexico SA ADR (Telecommunications)         7,303,625
                                                                   ------------
                                                                     17,949,007
 ------------------------------------------------------------------------------
  Pakistan - 0.3%
       79,000 Fauji Fertilizer Co. Ltd. (Chemicals)                      78,124
      352,000 Hub Power Co. Ltd. (Electrical Utilities)                 124,515
       37,000 Pakistan State Oil Co. Ltd. (Energy Resources)             89,156
      610,000 Pakistan Telecommunications Co. Ltd. Class A
              (Telecommunications)                                      246,940
                                                                   ------------
                                                                        538,735
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares      Description                                                Value

 Common Stocks - (continued)
  Peru - 0.7%
       31,100 Credicorp Ltd. (Banks)                               $    320,719
       68,800 Telefonica del Peru SAA Class B ADR
              (Telecommunications)                                      941,700
                                                                   ------------
                                                                      1,262,419
 ------------------------------------------------------------------------------
  Philippines - 3.6%
    3,113,000 Ayala Land, Inc. (Real Estate)                            776,779
      113,800 Bank of the Philippine Islands (Banks)                    326,987
      238,500 Manila Electric Co. Class B (Electrical Utilities)        709,338
      129,130 Metropolitan Bank and Trust (Banks)                     1,065,912
    2,322,700 Petron Corp. (Energy Resources)                           207,828
       11,700 Philippine Long Distance Telephone Co.
              (Telecommunications)                                      277,202
       58,250 Philippine Long Distance Telephone Co. ADR
              (Telecommunications)                                    1,379,797
      440,540 San Miguel Corp. "B" Class B (Tobacco)                    716,190
    5,088,300 SM Prime (Construction)                                   936,222
                                                                   ------------
                                                                      6,396,255
 ------------------------------------------------------------------------------
  Poland - 1.0%
       12,800 Bank Handlowy Warszawie (Banks)                           185,274
        2,240 Bank Slaski (Banks)                                       148,300
        3,860 BRE Bank SA (Banks)                                       126,318
       20,130 Elektrim Spolka Akcyjna SA (Multi-Industrial)             253,367
       44,800 KGHM Polska Miedz SA (Nonferrous Metals)                  289,833
       19,200 Orbis SA (Leisure)                                        161,430
       93,200 Telekomunikacja Polska SA (Telecommunications)            633,455
       12,100 Wielkopolski Bank Kredytowy (Financial Services)           81,631
                                                                   ------------
                                                                      1,879,608
 ------------------------------------------------------------------------------
  Russia - 2.1%
       45,573 LUKoil Holding ADR (Energy Resources)                   1,389,976
       27,108 Mosenergo ADR (Electrical Utilities)                       81,324
       15,755 Rao Gazprom ADR (Electrical Utilities)                    127,221
        1,865 RAO Unified Energy Systems GDR (Electrical
              Utilities)                                                 14,454
       79,897 RAO Unified Energy Systems Class S (Electrical
              Utilities)                                                559,279
       10,300 Rostelecom ADR (Telecommunications)                        70,169
      182,402 Surgutneftegaz ADR (Energy Resources)                   1,436,416
                                                                   ------------
                                                                      3,678,839
 ------------------------------------------------------------------------------

  Shares     Description                                                  Value

 Common Stocks - (continued)
  South Africa - 8.0%
      77,700 ABSA Group Ltd. (Financial Services)                   $    399,640
      52,700 Anglo American Platinum Corp. (Nonferrous Metals)         1,198,534
      15,029 Angloglold (Mining)                                         753,241
      49,500 Bidvest Group Ltd. (Multi-Industrial)                       354,646
     437,500 BOE Ltd. (Financial Services)                               323,515
      60,100 Comparex Holdings Ltd. (Business Services)                  372,323
      91,680 De Beers Centenary (Agriculture)                          2,500,843
     153,959 Dimension Data Holdings Ltd. (Computer Software)            638,808
     935,898 FirstRand Ltd. (Financial Services)                         948,893
      90,020 Gold Fields Ltd. (Mining)                                   310,643
      21,000 Impala Platinum Holdings Ltd. (Nonferrous Metals)           672,911
      13,120 Investec Group Ltd. (Banks)                                 457,060
      46,519 Liberty Life Association of Africa (Information
             Services)                                                   545,034
      60,400 Nedcor Investment Bank Holdings (Financial Services)         43,175
      55,900 Nedcor Ltd. (Banks)                                       1,111,478
      85,500 Rembrandt Group (Tobacco)                                   640,670
     411,000 Sanlam Ltd.* (Information Services)                         489,648
     152,425 Sasol (Chemicals)                                         1,107,088
     116,879 South African Brewery (Alcohol)                             960,307
      28,228 Tiger Oats (Food & Beverage)                                241,206
                                                                    ------------
                                                                      14,069,663
 -------------------------------------------------------------------------------
  South Korea - 9.8%
       4,100 Cheil Jedang Corp. (Food & Beverage)                        324,735
      38,000 Daewoo Heavy Industries (Machinery)                          60,195
       7,000 Daewoo Securities (Financial Services)                      128,674
       9,700 Dongwon Securities (Financial Services)                     236,646
      55,001 Hankook Tire Co. Ltd. (Auto)                                254,854
      22,730 Housing & Commercial Bank* (Banks)                          531,426
      55,400 Hyundai Engineering & Construction Co.
             (Construction)                                              492,757
      21,222 Hyundai Motor Co. Ltd.* (Auto)                              657,963
      57,800 Korea Electric Power Corp. ADR (Electrical
             Utilities)                                                1,040,400
      45,200 Korea Electric Power Corp. (Electrical Utilities)         1,684,710
      67,000 Korea Exchange Bank* (Banks)                                332,588
      22,000 Korea Telecom Corp. ADR* (Telecommunications)               715,000
      23,000 Korean Air (Airlines)                                       457,857
      17,000 LG Chemical Ltd. (Chemicals)                                542,906
      15,800 LG Electronics (Appliance)                                  669,208
       7,888 Pohang Iron & Steel Co. Ltd. (Steel)                      1,055,742
       6,500 Pohang Iron & Steel Co. Ltd. ADR (Steel)                    238,875
      19,000 Samsung Corp.* (Wholesale)                                  334,773
       7,470 Samsung Display Devices Co. (Electrical Equipment)          432,191

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares      Description                                                Value

 Common Stocks - (continued)
  South Korea - (continued)
       11,924 Samsung Electro-Mechanics Co. (Electrical
              Equipment)                                           $    626,250
       17,006 Samsung Electronics (Consumer Durables)                 3,226,890
        4,000 Samsung Fire & Marine Insurance (Insurance)               197,543
        9,974 Samsung Securities Co. Ltd. (Financial Services)          391,187
      158,160 Shinhan Bank (Banks)                                    1,701,510
        2,648 SK Corp. (Energy Resources)                                63,929
          601 SK Telecom Co. Ltd. (Telecommunications)                  601,254
       22,101 SK Telecom Co. Ltd. ADR (Telecommunications)              250,018
                                                                   ------------
                                                                     17,250,081
 ------------------------------------------------------------------------------
  Taiwan - 5.1%
      354,200 Acer Peripherals, Inc. (Business Services)                918,915
      609,850 Bank Sinopac (Financial Services)                         375,882
      213,900 Cathay Life Insurance Co. (Insurance)                     642,373
      124,800 China Development Industrial Bank (Financial
              Services)                                                 217,811
      589,900 China Steel Corp. (Steel)                                 460,048
      455,160 Chinatrust Commercial Bank (Banks)                        455,160
      615,600 Evergreen Marine Corp. (Ship Transportation)              636,894
      555,330 Far Eastern Textile Ltd. (Apparel)                        805,054
      180,960 Formosa Chemicals & Fibre Corp. (Chemicals)               182,098
      155,720 Formosa Plastics Corp. (Chemicals)                        298,708
      147,840 Hon Hai Precision (Electrical Equipment)                  962,355
      140,970 Nan Ya Plastic Corp. (Chemicals)                          232,734
      256,060 President Chain Stores (Specialty Retail)                 756,907
       40,960 Quanta Computer (Business Services)                       399,296
       70,720 Siliconware Precis (Electrical Equipment)                 138,994
      374,842 Taiwan Semiconductor (Electrical Equipment)             1,591,310
                                                                   ------------
                                                                      9,074,539
 ------------------------------------------------------------------------------
  Thailand - 2.5%
       33,000 Advanced Info Service Public-Alien Market*
              (Telecommunications)                                      452,975
      117,800 Bangkok Bank Public-Alien Market (Banks)                  299,726
      431,100 Bangkok Expressway* (Construction)                        253,125
       93,000 BEC World PLC-Alien Market (Entertainment)                553,340
      178,600 Electricity Generating Public Co.-Alien Market
              (Utilities)                                               279,645
       65,000 Land and House Public Co. Ltd.-Alien Market* (Real
              Estate)                                                    98,382
       82,500 PTT Exploration & Production Public-Alien Market*
              (Energy Resources)                                        650,183

  Shares      Description                                              Value

 Common Stocks - (continued)
  Thailand - (continued)
        9,600 Shin Corp. PLC* (Computer Hardware)                $     43,841
       26,200 Siam Cement Public-Alien Market* (Construction)         678,247
      749,800 TelecomAsia Corp. Public-Alien Market*
              (Telecommunications)                                    719,080
      218,300 Thai Farmers Bank-Alien Market* (Banks)                 313,322
      249,400 United Broadcasting Corp. Public Co. Ltd.*
              (Broadcasting)                                          130,167
                                                                 ------------
                                                                    4,472,033
 ----------------------------------------------------------------------------
  Turkey - 1.5%
   15,604,401 Akbank (Banks)                                          206,704
    7,132,000 Akcansa Cimento AS (Construction)                        97,677
    4,803,100 Arcelik AS (Consumer Durables)                          110,534
      695,300 Aygaz AS (Electrical Utilities)                          53,857
      630,100 Ege Biracilik Ve Malt Sanayii AS (Tobacco)               47,392
   12,470,300 Eregli Demir ve Celik Fabrikalari TAS Erdemir
              (Steel)                                                 218,384
      566,830 Migros (Merchandising)                                  225,892
   42,912,040 Turkiye Garanti Bankasi AS (Banks)                      289,035
   42,762,026 Turkiye Is Bankasi Isbank Class C (Banks)               652,855
      596,800 Vestel Elektronik Sanayi ve Ticaret AS*
              (Consumer Durables)                                      63,646
   47,110,740 Yapi Kredi Bankesi (Banks)                              613,476
                                                                 ------------
                                                                    2,579,452
 ----------------------------------------------------------------------------
  Venezuela - 1.1%
       41,200 C.A. La Electricidad de Caracas ADR (Electrical
              Utilities)                                              587,100
       64,600 Compania Anonima Nacional Telefonos de Venezuela
              Class D ADR (Telecommunications)                      1,287,963
                                                                 ------------
                                                                    1,875,063
 ----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $122,040,420)                                            $142,322,474
 ----------------------------------------------------------------------------
 Preferred Stocks - 5.6%
  Brazil - 5.2%
  284,625,400 Banco Bradesco SA (Banks)                          $  1,125,470
    1,358,000 Companhia Cervejaria Brahma (Food & Beverage)           718,567
   29,847,623 Companhia Energetica de Minas Gerais-CEMIG
              (Electrical Utilities)                                  459,672
  150,998,000 Companhia Paranaense de Energia-Copel Class B
              (Electrical Utilities)                                1,044,887
       50,700 Companhia Vale do Rio Doce Class A (Steel)            1,123,736
   13,490,100 Petroleo Brasileiro SA (Energy Resources)             1,803,827
        1,000 Tele Centro Sul Participacoes SA
              (Telecommunications)                                         11

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares      Description                                                Value

 Preferred Stocks - (continued)
  Brazil - (continued)
   15,269,912 Telecomunicacoes de Sao Palo SA
              (Telecommunications)                                $   1,338,540
   37,178,991 Telesp Celular SA Class B (Telecommunications)          1,682,920
                                                                  -------------
                                                                      9,297,630
 ------------------------------------------------------------------------------
  Russia - 0.2%
       48,155 LUKoil Holding ADR (Energy Resources)                     300,969
 ------------------------------------------------------------------------------
  Thailand - 0.2%
      276,100 Siam Commercial Bank Public Co. Ltd.* (Banks)             313,424
 ------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $13,513,997)                                              $   9,912,023
 ------------------------------------------------------------------------------
 Rights - 0.2%
  Greece - 0.1%
        7,020 Commercial Bank of Greece SA -Rights exp.
              10/01/1999* (Banks)                                 $     160,818
 ------------------------------------------------------------------------------
  Taiwan - 0.0%
       96,000 China Development Industrial -  Rights exp.
              09/13/1999* (Industrial Services)                           4,679
       40,960 Quanta Computer Inc. - Rights exp. 09/09/1999*
              (Computer Hardware)                                           116
                                                                  -------------
                                                                          4,795
 ------------------------------------------------------------------------------
  Thailand - 0.1%
      218,300 Thai Farmers Bank Public Co. Ltd. - Alien
              Market - Rights exp. 09/16/1999* (Banks)                  199,387
 ------------------------------------------------------------------------------
  TOTAL RIGHTS
  (Cost $0)                                                       $     365,000
 ------------------------------------------------------------------------------
 Warrants - 0.3%
  Indonesia - 0.0%
      138,600 PT Bank Pan Indonesia Tbk -Alien Market exp.
              07/08/2002* (Banks)                                 $       7,680
 ------------------------------------------------------------------------------
  Philippines - 0.2%
      931,500 Jollibee Foods exp. 03/24/2003* (Food & Beverage)         410,870
 ------------------------------------------------------------------------------
  Thailand - 0.1%
      276,100 Siam Commercial Bank Public Co. Ltd. - Alien
              Market exp. 05/10/2002* (Banks)                           124,288
 ------------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $445,202)                                                 $     542,838
 ------------------------------------------------------------------------------

  Principal                  Interest                  Maturity
  Amount                       Rate                      Date                           Value

 Bond - 0.3%
  Russia - 0.3%
  American Development Bank
  RUB17,900,000                31.0%                  05/08/2000                 $    552,128
 --------------------------------------------------------------------------------------------
  TOTAL BOND
  (Cost $2,022,577)                                                              $    552,128
 --------------------------------------------------------------------------------------------

 Structured Notes - 7.0%

  South Korea - 6.4%
  1,187,570 units Merrill Lynch
                  Call Warrant
                  on KOSPI 200*
                  exp. 12/09/1999    $ 11,315,523
 ------------------------------------------------
  Taiwan - 0.6%
  90,314 units    Taiwan Index
                  Linked Note exp.
                  12/30/1999            1,010,614
 ------------------------------------------------
  TOTAL STRUCTURED NOTES
  (Cost $6,416,488)                  $ 12,326,137
 ------------------------------------------------

 Short-Term Obligation - 5.5%

  State Street Bank & Trust Euro-Time Deposit
  $9,664,000            5.50%                      09/01/1999                      $   9,664,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $9,664,000)                                                                $   9,664,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $154,102,684)                                                              $ 175,684,600
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.

 + Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institu-tional buyers in transactions exempt from registration. Total market-value of Rule 144A securities amounted to $2,387,887 at August 31, 1999.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                           As a %
                                                         of Total
                                                       Net Assets
  Common and Preferred Stock Industry Classifications
  Agriculture                                                 1.5%
  Airlines                                                    0.3
  Alcohol                                                     0.5
  Apparel                                                     0.5
  Appliance                                                   0.5
  Auto                                                        2.0
  Banks                                                      11.5
  Broadcasting                                                0.8
  Business Services                                           3.6
  Chemicals                                                   2.1
  Computer Hardware                                           0.1
  Computer Software                                           0.6
  Construction                                                1.9
  Consumer Durables                                           1.9
  Electrical Equipment                                        2.9
  Electrical Utilities                                        4.8
  Energy Resources                                            4.2
  Entertainment                                               0.3
  Financial Services                                          2.2
  Food & Beverage                                             3.5
  Industrial Services                                         0.2
  Information Services                                        0.6
  Insurance                                                   0.5
  Leisure                                                     0.5
  Machinery                                                   0.1
  Medical Products                                            1.8
  Merchandising                                               1.7
  Mining                                                      0.6
  Motor Vehicle                                               0.1
  Multi-Industrial                                            2.5
  Nonferrous Metals                                           2.8
  Paper                                                       0.2
  Publishing                                                  0.2
  Real Estate                                                 0.8
  Ship Transportation                                         0.5
  Specialty Retail                                            0.6
  Steel                                                       1.9
  Telecommunications                                         20.5
  Tobacco                                                     3.9
  Utilities                                                   0.4
  Wholesale                                                   0.2
 -----------------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                           86.3%
 -----------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $154,102,684)                                                   $175,684,600
  Cash, at value                                                       914,695
  Receivables:
  Investment securities sold, at value                                  22,586
  Dividends and interest, at value                                     575,404
  Fund shares sold                                                     106,457
  Forward foreign currency exchange contracts                          136,576
  Reimbursement from investment adviser                                114,611
  Deferred organization expenses, net                                    9,686
  Other assets, at value                                                 6,156
 ------------------------------------------------------------------------------
  Total assets                                                     177,570,771
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                            403,598
  Fund shares repurchased                                              234,829
  Amounts owed to affiliates                                           221,172
  Capital gains tax                                                    195,098
  Accrued expenses and other liabilities, at value                     175,127
 ------------------------------------------------------------------------------
  Total liabilities                                                  1,229,824
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  188,103,207
  Accumulated net investment loss                                      (45,928)
  Accumulated net realized loss from investment and foreign
  currency related transactions                                    (33,113,120)
  Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                 21,396,788
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $176,340,947
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                                $9.26
  Class B                                                                $9.21
  Class C                                                                $9.24
  Institutional                                                          $9.37
  Service                                                                $9.05
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            7,093,000
  Class B                                                              105,545
  Class C                                                              118,481
  Institutional                                                     11,593,102
  Service                                                                  166
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                18,910,294
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share X 1.0582) for Class A shares is $9.80. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original pur-chase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                   $ 1,533,844
  Interest                                                           278,432
 ----------------------------------------------------------------------------
  Total income                                                     1,812,276
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                  1,148,664
  Custodian fees                                                     319,452
  Distribution and service fees(b)                                   184,703
  Transfer agent fees(c)                                              92,504
  Registration fees                                                   78,419
  Professional fees                                                   42,051
  Trustee fees                                                         6,074
  Amortization of deferred organization expenses                       1,710
  Service share fees                                                       4
  Other                                                               55,548
 ----------------------------------------------------------------------------
  Total expenses                                                   1,929,129
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed                                       (355,841)
 ----------------------------------------------------------------------------
  Net expenses                                                     1,573,288
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              238,988
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                         12,353,122
  Foreign currency related transactions                             (202,406)
  Net change in unrealized gain on:
  Investments                                                     30,854,273
  Translation of assets and liabilities denominated in foreign
  currencies                                                         316,179
 ----------------------------------------------------------------------------
  Net realized and unrealized gain on investment and foreign
  currency related transactions:                                  43,321,168
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $43,560,156
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $138,247.
 (b) Class A, Class B and Class C had distribution and service fees of $176,746, $4,255 and $3,702, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $67,162, $808, $703, $23,830 and $1, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statements of Changes in Net Assets

                                                 For the
                                               Seven-Month        For the
                                              Period Ended       Year Ended
                                             August 31, 1999  January 31, 1999
  From operations:
  Net investment income                         $    238,988      $  1,649,430
  Net realized gain (loss) from investment
  and foreign currency related transactions       12,150,716       (41,326,432)
  Net change in unrealized gain (loss) on
  investments and translation of assets and
  liabilities denominated in foreign
  currencies                                      31,170,452        (8,910,101)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                       43,560,156       (48,587,103)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                         --          (569,869)
   Class B shares                                         --            (4,352)
   Class C shares                                         --            (2,737)
   Institutional shares                                   --        (1,092,333)
   Service shares                                         --               (11)
  In excess of net investment income
   Class A shares                                         --        (1,680,766)
   Class B shares                                         --           (12,834)
   Class C shares                                         --            (8,074)
   Institutional shares                                   --        (3,221,713)
   Service shares                                         --               (33)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                     --        (6,592,722)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                   32,173,466       220,344,538
  Reinvestment of dividends and
  distributions                                           --         4,301,531
  Cost of shares repurchased                     (43,018,256)      (62,779,701)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from share transactions              (10,844,790)      161,866,368
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                  32,715,366       106,686,543
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            143,625,581        36,939,038
 ------------------------------------------------------------------------------
  End of period                                 $176,340,947      $143,625,581
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment
  income (loss)                                 $    (45,928)     $     26,133
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Emerging Markets Equity Fund (the "Fund"). At August 31, 1999, the Fund is a diversified port-folio offering five classes of shares -- Class A, Class B, Class C, Institu-tional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Derivative Financial Instruments -- The Fund may utilize derivative finan-cial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or in-creasing the return on the Fund's investments or both. The value of the prin-cipal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 H. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
  J. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 K. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $160,175,226. Accordingly, the gross unrealized gain on investments was $30,901,434 and the gross unrealized loss on investments was $15,392,060 resulting in a net unrealized gain of $15,509,374.
   The Fund had approximately $27,002,000 at August 31, 1999 (the Fund's tax year end) of capital loss carryforward expiring 2006 for federal tax purpos-es. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.15% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $356,000 for the period ended August 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it has retained approximately $67,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
 are beneficial owners of such shares. The Service Plan provides for compensa-tion to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $178,000, $29,000 and $14,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the year ended August 31, 1999, were $99,812,263 and $120,924,457, respectively.

                                                                    Unrealized
                                                                   ------------
 Open Forward Foreign Currency          Value on
 Sale Contracts                      Settlement Date Current Value  Gain   Loss
 ------------------------------------------------------------------------------
 Czech Koruna
 expiring 2/2/2000                        $1,453,272    $1,390,705 $62,567 $ --
 ------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN
 CURRENCY SALE CONTRACTS                  $1,453,272  $1,390,705   $62,567 $ --
 ------------------------------------------------------------------------------
                                                                     Realized
                                                                   ------------
 Closed but Unsettled
 Forward Foreign Currency Contracts  Purchase Value   Sale Value    Gain   Loss
 ------------------------------------------------------------------------------
 Czech Koruna
 expiring 2/2/2000                        $1,472,719    $1,546,728 $74,009 $ --
 ------------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FORWARD
 FOREIGN CURRENCY CONTRACTS               $1,472,719    $1,546,728 $74,009 $ --
 ------------------------------------------------------------------------------


   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts purchased" of $136,576 in the accompanying Statement of Assets and Liabilities.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
   For the period ended August 31, 1999, Goldman Sachs earned approximately $50,000 of brokerage commissions from portfolio transactions.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, the Fund had no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $710,409 from paid-in-capital to accumulated net realized loss from invest-ment and foreign currency related transactions and $311,049 from accumulated net investment loss to accumulated net realized loss from investment and for-eign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capi-tal accounts on a tax basis.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                          For the Seven-Month Period Ended August 31, 1999    For the Year Ended January 31, 1999
                            ---------------------------------------------------------------------------------------
                                           Shares                    Dollars            Shares             Dollars
 ------------------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                            2,397,786  $              20,583,469        10,357,445  $       89,405,582
 Reinvestment of divi-
dends and distributions                        --                         --           318,269           2,176,957
 Shares repurchased                    (2,788,776)               (23,870,559)       (5,015,931)        (38,121,169)
                            ---------------------------------------------------------------------------------------
                                         (390,990)                (3,287,090)        5,659,783          53,461,370
 ------------------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                               54,000                    468,026            73,263             638,031
 Reinvestment of divi-
dends and distributions                        --                         --             1,969              13,468
 Shares repurchased                       (13,777)                  (120,123)          (16,489)           (112,961)
                            ---------------------------------------------------------------------------------------
                                           40,223                    347,903            58,743             538,538
 ------------------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                               92,068                    838,996            44,699             387,030
 Reinvestment of divi-
dends and distributions                        --                         --             1,550              10,621
 Shares repurchased                       (12,341)                  (114,463)          (15,015)           (115,705)
                            ---------------------------------------------------------------------------------------
                                           79,727                    724,533            31,234             281,946
 ------------------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                            1,216,533                 10,282,975        13,487,704         129,913,895
 Reinvestment of divi-
dends and distributions                        --                         --           304,854           2,100,442
 Shares repurchased                    (2,338,484)               (18,913,111)       (3,049,355)        (24,429,866)
                            ---------------------------------------------------------------------------------------
                                       (1,121,951)                (8,630,136)       10,743,203         107,584,471
 ------------------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                                   --                         --                --                  --
 Reinvestment of divi-
dends and distributions                        --                         --                 6                  43
                            ---------------------------------------------------------------------------------------
                                               --                         --                 6                  43
 ------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)               (1,392,991) $             (10,844,790)       16,492,969  $      161,866,368
 ------------------------------------------------------------------------------------------------------------------

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
 8. OTHER MATTERS

 As of August 31, 1999, the Goldman Sachs Growth and Income Strategy Portfo-lio, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Ag-gressive Growth Strategy Portfolio were beneficial owners of approximately 15%, 12% and 6% of the outstanding shares of the Fund, respectively. In addi-tion, two clients are the beneficial owners of 13% and 12% of the outstanding shares of the Fund, respectively.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------

                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $ 7.04     $(0.01)      $2.23        $  --      $  --         $ --         $ 2.22
  1999 - Class B Shares        7.03      (0.03)       2.21           --         --           --           2.18
  1999 - Class C Shares        7.05      (0.03)       2.22           --         --           --           2.19
  1999 - Institutional
  Shares                       7.09       0.02        2.26           --         --           --           2.28
  1999 - Service Shares        6.87       0.01        2.17           --         --           --           2.18
 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares        9.69       0.04       (2.40)       (0.07)     (0.22)          --          (2.65)
  1999 - Class B Shares        9.69       0.03       (2.41)       (0.07)     (0.21)          --          (2.66)
  1999 - Class C Shares        9.70       0.01       (2.39)       (0.07)     (0.20)          --          (2.65)
  1999 - Institutional
  Shares                       9.70       0.06       (2.36)       (0.08)     (0.23)          --          (2.61)
  1999 - Service Shares        9.69      (0.13)      (2.41)       (0.07)     (0.21)          --          (2.82)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced December 15,
  1997)                       10.00         --       (0.31)          --         --           --          (0.31)
  1998 - Class B Shares
  (commenced December 15,
  1997)                       10.00         --       (0.31)          --         --           --          (0.31)
  1998 - Class C Shares
  (commenced December 15,
  1997)                       10.00         --       (0.30)          --         --           --          (0.30)
  1998 - Institutional
  Shares (commenced Decem-
  ber 15, 1997)               10.00       0.01       (0.31)          --         --           --          (0.30)
  1998 - Service Shares
  (commenced December 15,
  1997)                       10.00         --       (0.31)          --         --           --          (0.31)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                                                     Ratios assuming no voluntary waiver
                                                                                       of fees or expense limitations
                                                                                     -----------------------------------
                                                               Ratio of
                             Net assets       Ratio of      net investment        Ratio of         Ratio of net
Net asset                    at end of      net expenses    income (loss)        expenses to     investment income    Portfolio
value, end     Total           period        to average       to average         average net     (loss) to average    turnover
of period     return(b)      (in 000s)       net assets       net assets           assets           net assets          rate
  $9.26       31.53%(d)        $65,698         2.04%(c)       (0.15)%(c)           2.41%(c)        (0.52)%(c)         63.24%(d)
   9.21       31.01(d)             972         2.54(c)        (0.71)(c)            2.91(c)         (1.08)(c)          63.24(d)
   9.24       31.06(d)           1,095         2.54(c)        (0.85)(c)            2.91(c)         (1.22)(c)          63.24(d)
   9.37       32.16(d)         108,574         1.39(c)         0.50(c)             1.76(c)          0.13(c)           63.24(d)
   9.05       31.73(d)               2         1.89(c)         0.12(c)             2.26(c)         (0.25)(c)          63.24(d)

   7.04      (24.32)            52,704         2.09            0.80                2.53             0.36             153.67
   7.03      (24.51)               459         2.59            0.19                3.03            (0.25)            153.67
   7.05      (24.43)               273         2.59            0.28                3.03            (0.16)            153.67
   7.09      (23.66)            90,189         1.35            1.59                1.79             1.15             153.67
   6.87      (26.17)                 1         1.85           (1.84)               2.29            (2.28)            153.67

   9.69       (3.10)(d)         17,681         1.90(c)         0.55(c)             5.88(c)         (3.43)(c)           3.35(d)
   9.69       (3.10)(d)             64         2.41(c)         0.05(c)             6.39(c)         (3.93)(c)           3.35(d)
   9.70       (3.00)(d)             73         2.48(c)        (0.27)(c)            6.46(c)         (4.25)(c)           3.35(d)
   9.70       (3.00)(d)         19,120         1.30(c)         0.80(c)             5.28(c)         (3.18)(c)           3.35(d)
   9.69       (3.10)(d)              2         2.72(c)        (0.05)(c)            6.70(c)         (4.03)(c)           3.35(d)

---------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Emerging Markets Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Emerging Markets Equity Fund, one of the portfolios constitut-ing Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Emerging Markets Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

                                    PART C
                               OTHER INFORMATION

Item 23. Exhibits
         --------

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust's Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); to Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845); to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081); to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178); to Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950130-99-000742); to Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950130-99-001069); to Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0000950130-99-002212); to Post-Effective Amendment No. 55 to such Registration Statement (accession No. 0000950109-99-002544); to Post-Effective Amendment No. 56 to such Registration Statement (accession No. 0000950130-99-005294)and to Post-Effective Amendment No. 57 to such Registration Statement (accession No. 0000950109-99-003474).

     (a)(1). Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

     (a)(2). Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495).

     (a)(3). Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495).

     (a)(4). Amendment No.3 dated October 21, 1997 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

     (a)(5). Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

     (a)(6). Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

     (a)(7). Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

     (a)(8). Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997 (Accession No. 0000950130-98-006081).

     (a)(9). Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997 (Accession No. 0000950130-99-000742).

     (a)(10). Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-99-002544)

     (a)(11). Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997(accession No. 0000950130-99-005294).


     (a)(12). Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997 (accession No. 0000950130-99-005294).

     (b). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

     (b)(2). Amended and restated by-laws of the Delaware business trust dated January 28, 1997, as amended or restated July 27, 1999 (accession No.
               0000950130-99-005294).

     (c).      Not applicable.

     (d)(1). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

     (d)(2). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

     (d)(3). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(4). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(5). Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs - Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(6). Management Agreement dated April 30, 1997 as amended November 3, 1998, between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset Management International (Accession No. 0000950109-98-005275).

     (d)(7). Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Accession No. 0000950130-98-000676).

     (d)(8). Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742).

     (d)(9). Amended Annex A dated April 28, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-99-002544)

     (d)(10).  Amended Annex A dated July 27, 1999 to Management
               Agreement dated April 30, 1997 (accession No.
               0000950130-99-005294).

     (e).      None.

     (f).      Not applicable.

     (g)(1). Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856).

     (g)(2). Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965).

     (g)(3). Letter-Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs
               - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965).

     (g)(4). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2) (Accession No. 0000950130-98-000965).

     (g)(5). Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495).

     (g)(6). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965).

     (g)(7). Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f). (Accession No. 0000950130-98-000965).

     (g)(8). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965).

     (g)(9). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965).

     (g)(10). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965).

     (g)(11). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(12). Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965).

     (g)(13). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(14). Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Accession No. 0000950130-98-000965).

     (g)(15). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (g)(16). Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (g)(17). Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081).

     (g)(18). Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. (Accession No. 0000950130-98-006081).


     (g)(19). Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy
               Portfolio)(Accession No. 0000950130-99-000742).

     (g)(20). Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544)


     (g)(21).  Fee schedule dated July 19, 1999 relating to
               Custodian Agreement dated April 6, 1990 between
               Registrant and State Street Bank and Trust Company
               (Internet Tollkeeper Fund) (accession No.
               0000950130-99-005294).


     (h)(1). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(2). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(3). Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856).

     (h)(4). Fee schedule relating to Transfer Agency Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495).

     (h)(7). Fee schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds of Goldman Sachs Trust other than the Institutional Liquid Assets and Financial Square Money Market Funds. (Accession No. 0000950130-98-004845).

     (h)(8). Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081).

     (h)(9). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of ILA Money Market Funds. (Accession No. 0000950130-98-006081).

     (h)(10). Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081).

     (h)(11). Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081).

     (h)(12). Goldman Sachs - Institutional Liquid Assets Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(13). FST Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(14). Goldman Sachs - Institutional Liquid Assets Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(15). FST Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(16). FST Preferred Class Preferred Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(17). Goldman Sachs Trust Administration Class Administration Plan dated April 23, 1998. (Accession No. 0000950130-98-006081).

     (h)(18). Goldman Sachs Trust Service Class Service Plan dated April 22, 1998 (Accession No. 0000950130-98-006081).

     (h)(19). Cash Management Shares Service Plan dated May 1, 1998. (Accession No. 0000950130-98-006081).

     (h)(20). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081).

     (h)(21). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to the Preferred Class, Administration Class, Service Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs - International Liquid Asset Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950130-98-006081).

     (h)(22). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081).

     (h)(23). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081).
     (h)(24). Fee Schedule dated July 31, 1998 relating to
               Transfer Agency Agreement dated July 15, 1991 between the Registrant and Goldman, Sachs & co.
               Internet Tollkeeper Fund) (accession No.
               0000950130-99-005294).


     (i)(1). Opinion of Drinker, Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495).

     (i)(2). Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846)

     (i)(3). Opinion of Drinker Biddle & Reath LLP.(With respect to Japanese Equity and International Small Cap). (Accession No. 0000950130-98-003563).

     (i)(4). Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563)

     (i)(5). Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund). (Accession No. 0000950130-98-006081).

     (i)(6). Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund). (Accession No. 0000950130-98-006081).

     (i)(7). Opinion of Drinker Biddle & Reath LLP (with respect to the Conservative Strategy Portfolio) (Accession No. 0000950130-99-001069).

     (i)(8). Opinion of Drinker Biddle & Reath LLP (with respect to the Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544)

     (j)       None.

     (k).      Not applicable.

     (l).      Not applicable.

     (m)(1). Class A Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(2). Class B Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(3). Class C Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(4). Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1998. (Accession No. 0000950130-98-006081).

     (n)       None.

     (o). Plan dated September 1, 1998 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950130-98-004845)

     (p)(1). Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, McNulty, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805)

     (p)(2). Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick and Valerie A. Zondorak. (Accession No. 0000950130-98-000676)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:


     (a)(13). Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997.

     (d)(11). Amended Annex A dated October 26, 1999 to Management Agreement dated April 30, 1997.

      (e)(1). Distribution Agreement dated April 30, 1997 as amended October 26, 1999 between Registrant and Goldman, Sachs & Co.

      (i)(9) Opinion of Drinker Biddle & Reath LLP (with respect to the Internet Tollkeeper Fund)

     J.        Consent of Arthur Andersen LLP.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

Not Applicable.

Item 25. Indemnification
         ---------------

Article IV of the Declaration of Trust of Goldman Sachs Trust, Delaware business trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7);

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended October 26, 1999 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is included herewith as Exhibit (e)(1). The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3),
(h)(8), (h)(10) and (h)(11), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the texts of which are hereby incorporated by reference.

Item 27. Principal Underwriters.
         ----------------------

(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Management Committee. None of the members of the management committee holds a position or office with the Registrant, except John
P. McNulty who is a trustee of the Registrant.

                      GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address                              Position
------------------                            --------

Henry M. Paulson, Jr. (1)                     Chairman and Chief
                                              Executive Officer

Robert J. Hurst (1)                           Vice Chairman

John A. Thain (1)(3)                          President and Co-Chief
                                              Operating Officer

John L. Thornton (3)                          President and Co-Chief
                                              Operating Officer

Lloyd C. Blankfein (1)                        Managing Director

Richard A. Friedman (1)                       Managing Director

Steven M. Heller (1)                          Managing Director

Robert S. Kaplan (1)                          Managing Director

Robert J. Katz (1)                            Managing Director

John P. McNulty (2)                           Managing Director

Michael P. Mortara (1)                        Managing Director

Daniel M. Neidich (1)                         Managing Director

Robin Neustein (2)                            Managing Director

Mark Schwartz (4)                             Managing Director

Robert K. Steel (2)                           Managing Director

Leslie C. Tortora (2)                         Managing Director

Patrick J. Ward (3)                           Managing Director

Gregory K. Palm (1)                           Counsel and Managing
                                              Director
_______________________

(1)  85 Broad Street, New York, NY 10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(4)  ARK Mori Building, 12-32 Akasaka I-Chome Minato-KY, Tokyo 107-6019, Japan

(c) Not Applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

Item 29. Management Services
         -------------------

Not applicable.

Item 30. Undertakings
         ------------

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 58 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 58 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 19th day of November, 1999.


GOLDMAN SACHS TRUST
(A Delaware business trust)


By: /s/Michael J. Richman
    ---------------------
    Michael J. Richman
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Name                                    Title                Date
----                                    -----                ----
*Douglas C. Grip                      President and
 ---------------                      Trustee                November 19, 1999
 Douglas C. Grip

*John M. Perlowski                    Principal Accounting
 -----------------                    Officer And Principal
 John M. Perlowski                    Financial Officer      November 19, 1999


*David B. Ford                        Trustee                November 19, 1999
 -------------
 David B. Ford

*Mary Patterson McPherson             Trustee                November 19, 1999
 ------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru                      Chairman and Trustee   November 19, 1999
 ---------------
 Ashok N. Bakhru

*Alan A. Shuch                        Trustee                November 19, 1999
 -------------
 Alan A. Shuch

*Jackson W. Smart                     Trustee                November 19, 1999
 ----------------
 Jackson W. Smart, Jr.

*John P. McNulty                      Trustee                November 19, 1999
 ---------------
 John P. McNulty

*William H. Springer                  Trustee                November 19, 1999
 -------------------
 William H. Springer

*Richard P. Strubel                   Trustee                November 19, 1999
 ------------------
 Richard P. Strubel

*By:/s/ Michael J. Richman
    ------------------------
    Michael J. Richman,
    Attorney-In-Fact

               * Pursuant to a power of attorney previously filed.

                                 EXHIBIT INDEX


     (a)(13). Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997.

     (d)(11). Amended Annex A dated October 26, 1999 to Management Agreement dated April 30, 1997.

     (e)(1). Distribution Agreement dated April 30, 1997 as amended October 26, 1999 between Registrant and Goldman, Sachs & Co.

     (i)(9) Opinion of Drinker Biddle & Reath LLP (with respect to the Internet Tollkeeper Fund)

     j.       Consent of Arthur Andersen LLP.